UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10509

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 - December 31, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Premier VIP Trust

Annual Report

December 31, 2013

AXA Premier VIP Trust Annual Report

December 31, 2013

Overview

2013 Market Overview

Economy

The employment picture in the U.S. continued to brighten in 2013. Three of the final four months of the year showed non-farm payroll gains of more than 200,000, and the unemployment rate dropped to 7.0%, a rate last seen in 2008. Housing continued to show a meaningful recovery in most markets and the automobile sector showed its best year since 2007. Nonetheless, the economy showed some worrisome trends, namely the increasing dependence of retailers on major markdowns in order to move merchandise, and the fact that much of the upward revision to the fourth quarter’s GDP report was tied to inventory growth, rather than to legitimate consumer demand.

At its final meeting of 2013, the Federal Reserve decided to begin to reduce the $85 billion per month it had been buying in longer-term Treasury and mortgage securities. While this move was long expected, it was the first sign that the Fed itself felt confident enough in the strength of the economy to begin unwinding its unprecedented easing posture.

Fixed Income

In the first half of the year, Japan flooded the global financial markets with liquidity, which served to buoy all assets, including the very expensive risk-free rates in the beginning of the year. In the spring, interest rates rose sharply when markets reacted to the announcement that Fed might consider tapering its quantitative easing program in the fourth quarter. The uncertainty and resulting volatility also had an impact on credit markets, which witnessed spread widening across all sectors including corporate credit and structured products.

By mid-year, two events led to an uptick in risk sentiment within fixed-income markets. Larry Summers withdrew from the race for the Chairmanship of the Federal Reserve, and the Fed surprised markets by deciding to refrain from tapering its quantitative easing program due to a perceived tightening of financial conditions. However, volatility returned to the markets towards the end of September due to the U.S. government shut down and prolonged political wrangling over the debt ceiling issue.

At the end of the year, U.S. Treasury rates generally rose across the yield curve. In light of stronger U.S. economic data, consistent labor market improvement, and reduced political risk, the Fed announced that it would slow the pace of purchases beginning in January 2014 by $10bn per month, split evenly between agency mortgage-backed securities and Treasuries.

US Equity

In 2013, U.S. equities, as represented by the S&P 500 Index, posted an impressive gain of 32.4% for the year, as the world’s largest central banks continued stimulus measures and corporate profits benefited from slow-but-positive economic growth. Mid-cap U.S. equities, as represented by the S&P MidCap 400 Index, posted an impressive gain of 33.5% in 2013, as mid-cap company profits benefited from the growth environment. Small companies benefited even more, as the Russell 2000® Index of U.S. small-cap stocks gained 38.8% for the year.

The U.S. equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. Moving into spring, the ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish U.S. growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the U.S. Federal Reserve would maintain its accommodative stance. Additionally, the U.S. recovery was strong enough to support corporate revenues while nearly stagnant wage growth kept costs low.

The waning months of the year brought another sharp rally as the Fed defied market expectations with its September decision to delay tapering its asset purchases. Turmoil in Egypt and Syria subsided and the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper, ultimately commencing in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

International Equity

International equities, as represented by the MSCI EAFE Index, posted an impressive gain of 22.8% (in US dollar terms) for the 12-month period ended December 31, 2013 as the world’s largest central banks continued to shore up their economies with stimulus measures.

Building on a year of gains that followed roughly in step with the U.S. stock market, world equity markets closed the year on a strong note, fuelled by signs that the global economy continued to improve, but at a pace sufficiently modest to allow most major central banks to maintain accommodative policies. With conditions in the periphery having stabilized and Germany continuing to motor along, the Eurozone emerged from recession. However, the fragile recovery, combined with a lack of inflationary pressures, prompted a surprise rate cut by the European Central Bank. The Bank of England kept interest rates and its asset purchase target unchanged despite the U.K. having racked up three straight quarters of gross domestic product (GDP) growth. Japan appears to be responding, at least partially, to policymakers’ attempts to reflate the economy. Economic growth has slowed in recent months, but remains positive. The Bank of Japan’s asset purchase program continued to put pressure on the yen, helping boost the profitability of export-oriented corporations even as year-over-year consumer price index readings rose to their highest levels since 2008.

In contrast to strength exhibited in developed markets, emerging market equities generally posted weak returns. In particular, countries with high deficits have been hurt by the U.S. Federal Reserve’s steps to begin to unwind its monetary stimulus and the potential for higher interest rates. For the 12-month period, the MSCI Emerging Markets GR Index sagged -2.3%

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2013.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. The S&P 500 Index is a widely recognized index that is considered representative of the performance of the large-cap sector of the U.S. stock market. The S&P MidCap 400 Index is a widely recognized index that is considered representative of the performance of the mid-cap sector of the U.S. stock market. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The MSCI EAFE Index measures equity performance in foreign developed markets. The MSCI Emerging Markets Index measures equity performance in global emerging market countries.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Distributors, LLC.

AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company.

AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE 91457 (2/14) (Exp. 2/16)

NOTES ON PERFORMANCE

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index or indices. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class A, Class B and/or Class K shares of each Portfolio of the AXA Premier VIP Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2003, through December 31, 2013. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class B shares. Effective January 1, 2012, 12b-1 fees are applicable to Class A shares. 12b-1 fees are not applicable to Class K shares. The results have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Intermediate U.S. Government/Credit Index

An unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Barclays Intermediate U.S. Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Barclays World Government Inflation-Linked Bond Index

The index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely and able to invest. To be included a market must have aggregate issuance of $4bln or more and have minimum rating of A3/A- for G7 and euro-zone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

Bank of America Merrill Lynch Global Broad Market ex. U.S. Index

The index tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in US dollars.

Bank of America Merrill Lynch 3-Month Treasury Bill Index

An index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”)

The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the freefloat market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly.

The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

Dow Jones Moderately Aggressive Portfolio Index

Benchmark based on the Dow Jones Relative Risk Index and consists of 80% equities and 20% fixed income.

Dow Jones Moderately Conservative Portfolio Index

Benchmark based on the Dow Jones Relative Risk Index and consists of 40% equities and 60% fixed income.

Dow Jones Moderate Portfolio Index

Benchmark based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income

FTSE 100 Index (“FTSE” 100”)

The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of August 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

Morgan Stanley Capital International (MSCI) AC World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 23 developed and 21 emerging markets.

Morgan Stanley Capital International (MSCI) AC World ex. U.S. (Net) Index

An index considered representative of stock markets of developed and emerging markets, excluding those of the U.S.

NOTES ON PERFORMANCE

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a less-than average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

S&P/ASX 200 Index (“S&P/ASX 200”)

The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

S&P North America Technology Sector Index

A modified capitalization-weighted index composed of companies in the technology industry in North America. S&P 500 Index based on its observed historic volatility.

TOPIX Index (“TOPIX”)

The TOPIX, also known as the Tokyo Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

Volatility Managed Index — International (“VMI — Intl”)

An index that utilizes the MSCI EAFE Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the MSCI EAFE Index based on its observed historic volatility.

Volatility Managed Index — International Proxy (“VMI —International Proxy”)

An index that utilizes a blend of 40% DJ Euro Stoxx 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) with an overlying formulaic adjustment that dynamically modifies the equity exposure to the International Proxy based on its observed historic volatility.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

An index that utilizes the S&P 500 Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the S&P 500 Index based on its observed historic volatility.

Volatility Managed Index — Large Cap Growth 3000 (“VMI — LCG 3000”)

An index that utilizes a blend of the S&P 500 Index and the Russell 3000® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

An index that utilizes a blend of the S&P 500 Index and the Russell 1000® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

An index that applies a formula to the S&P MidCap 400 Index adjusting the equity exposure of the S&P MidCap 400 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Growth 2500 (“VMI — MCG 2500”)

An index that utilizes a blend of the S&P MidCap 400 Index and the Russell 2500® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P MidCap 400 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Mid Cap Value 2500 (“VMI — MCV 2500”)

An index that utilizes a blend of the S&P MidCap 400 Index and the Russell 2500® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P MidCap 400 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

An index that applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Growth 2000 (“VMI — SCG 2000”)

An index that utilizes a blend of the Russell 2000® Index and the Russell 2000® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the Russell 2000® Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index – Small Cap Value 2000 (“VMI — SCV 2000”)

An index that utilizes a blend of the Russell 2000® Index and the Russell 2000® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the Russell 2000® Index equity exposure of the index based on observed historic volatility.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	4.32%	5.70%	3.81%
Portfolio – Class B Shares*	4.32	5.56	3.61
Portfolio – Class K Shares **	4.59	N/A	4.24
S&P 500 Index	32.39	17.94	7.41
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.20	3.74
66% Barclays Intermediate U.S. Government Bond Index/5% Volatility Managed Index – International/4% Volatility Managed Index – Mid Cap Core/10% Volatility Managed Index – Large Cap Core/1% Volatility Managed Index – Small Cap Core/14% Bank of America Merrill Lynch 3-Month Treasury Bill Index	4.71	4.67	4.77
* Date of inception 7/31/03. ** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 4.32% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)%, and the 66% Barclays Intermediate U.S. Government Bond Index/5% Volatility Managed Index — International/4% Volatility Managed Index — Mid Cap Core/10% Volatility Managed Index — Large Cap Core/1% Volatility Managed Index — Small Cap Core/14% Bank of America Merrill Lynch 3-Month Treasury Bill Index 4.71%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (5.6%), large cap value stocks (5.5%), mid cap stocks (4.8%), small cap stocks (1.1%), international stocks (3.7%) and emerging markets stocks (0.3%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (78.5%), international bonds (0.4%) and high yield bonds (0.1%).

•

The Portfolio’s relatively modest allocation to U.S. large-, mid-, and small-cap companies, as well as international stocks, accounted for the bulk of its gains in 2013, as these sectors produced handsome returns.

•

On the other hand, the Portfolio’s emphasis on intermediate-term U.S. government bonds, while avoiding the losses incurred by longer-term government bonds and sovereign issues, did not reap the gains offered by U.S. corporate issues. The Portfolio’s hefty allocation to fixed-income securities held back returns.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Intermediate Government Bond Portfolio	34.6%
EQ/Core Bond Index Portfolio	24.9
EQ/PIMCO Ultra Short Bond Portfolio	14.0
ATM Large Cap Portfolio	7.3
Multimanager Core Bond Portfolio	2.6
EQ/BlackRock Basic Value Equity Portfolio	2.0
EQ/Large Cap Growth PLUS Portfolio	1.8
ATM International Portfolio	1.7
EQ/Boston Advisors Equity Income Portfolio	1.6
EQ/Global Bond PLUS Portfolio	1.4
Multimanager Multi-Sector Bond Portfolio	1.4
Multimanager Large Cap Core Equity Portfolio	1.2
EQ/MFS International Growth Portfolio	0.9
EQ/Large Cap Core PLUS Portfolio	0.8
EQ/GAMCO Small Company Value Portfolio	0.6
EQ/Large Cap Growth Index Portfolio	0.6
ATM Mid Cap Portfolio	0.4
EQ/Global Multi-Sector Equity Portfolio	0.3
EQ/International Core PLUS Portfolio	0.3
EQ/International Value PLUS Portfolio	0.3
EQ/AllianceBernstein Small Cap Growth Portfolio	0.2
EQ/Large Cap Value PLUS Portfolio	0.2
ATM Small Cap Portfolio	0.2
Multimanager International Equity Portfolio	0.2
Multimanager Small Cap Growth Portfolio	0.2
Multimanager Mid Cap Growth Portfolio	0.1
Multimanager Large Cap Value Portfolio	0.1
Multimanager Mid Cap Value Portfolio	0.1
EQ/International Equity Index Portfolio	0.0	#

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,032.41	$2.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.92	2.31
Class B
Actual	1,000.00	1,032.41	2.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.92	2.31
Class K
Actual	1,000.00	1,034.00	1.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.18	1.04

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.45%, 0.45% and 0.20%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Portfolio‡	2,802,020	$30,009,704
ATM Large Cap Portfolio‡	10,093,817	132,202,744
ATM Mid Cap Portfolio‡	742,972	7,388,522
ATM Small Cap Portfolio‡	291,246	3,816,437
EQ/AllianceBernstein Small Cap Growth Portfolio‡	194,147	4,178,484
EQ/BlackRock Basic Value Equity Portfolio‡	1,803,657	35,744,784
EQ/Boston Advisors Equity Income Portfolio‡	4,370,121	29,606,745
EQ/Core Bond Index Portfolio‡	45,427,934	448,262,095
EQ/GAMCO Small Company Value Portfolio‡	204,804	11,454,612
EQ/Global Bond PLUS Portfolio‡	2,722,545	25,451,951
EQ/Global Multi-Sector Equity Portfolio‡	365,225	5,401,544
EQ/Intermediate Government Bond Portfolio‡	61,159,975	623,998,007
EQ/International Core PLUS Portfolio‡	437,950	4,516,309
EQ/International Equity Index Portfolio‡	63,005	616,972
EQ/International Value PLUS Portfolio‡	336,310	4,386,932
EQ/Large Cap Core PLUS Portfolio‡	1,689,839	14,717,009
EQ/Large Cap Growth Index Portfolio‡	884,086	11,136,748
EQ/Large Cap Growth PLUS Portfolio‡	1,302,619	32,502,050
EQ/Large Cap Value PLUS Portfolio‡	284,518	4,065,177

EQ/MFS International Growth Portfolio‡	2,204,575	$16,262,051
EQ/PIMCO Ultra Short Bond Portfolio‡	25,442,590	251,772,768
Multimanager Core Bond Portfolio‡	4,782,714	47,219,610
Multimanager International Equity Portfolio‡	269,236	3,240,008
Multimanager Large Cap Core Equity Portfolio‡	1,551,502	22,132,839
Multimanager Large Cap Value Portfolio‡	167,255	2,273,304
Multimanager Mid Cap Growth Portfolio*‡	248,288	2,521,776
Multimanager Mid Cap Value Portfolio‡	133,724	1,804,476
Multimanager Multi-Sector Bond Portfolio‡	6,457,270	24,879,668
Multimanager Small Cap Growth Portfolio*‡	224,935	2,796,444

Total Investments (99.8%) (Cost $1,689,301,061)		1,804,359,770
Other Assets Less Liabilities (0.2%)		4,432,455

Net Assets (100%)		$1,808,792,225

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
ATM International Portfolio	$45,516,779	$3,356,003	$23,288,045	$30,009,704	$1,126,475	$1,928,922
ATM Large Cap Portfolio	155,826,360	19,570,166	55,971,468	132,202,744	896,774	27,157,961
ATM Mid Cap Portfolio	9,242,483	1,867,324	4,465,295	7,388,522	22,887	1,752,572
ATM Small Cap Portfolio	5,771,776	827,290	3,357,904	3,816,437	8,039	1,334,777
EQ/AllianceBernstein Small Cap Growth Portfolio	4,090,562	446,875	1,005,504	4,178,484	11,949	753,480
EQ/BlackRock Basic Value Equity Portfolio	29,295,349	971,285	3,604,722	35,744,784	601,621	885,232
EQ/Boston Advisors Equity Income Portfolio	25,928,994	4,011,739	3,797,054	29,606,745	622,189	3,712,787
EQ/Core Bond Index Portfolio	572,453,338	42,115,265	153,097,464	448,262,095	6,546,673	(439,024)
EQ/Davis New York Venture Portfolio	962,188	—	815,548	—	—	249,219
EQ/GAMCO Small Company Value Portfolio	9,361,903	672,822	1,276,422	11,454,612	55,458	714,372
EQ/Global Bond PLUS Portfolio	25,857,052	6,952,106	5,973,299	25,451,951	2,961	769,565
EQ/Global Multi-Sector Equity Portfolio	10,623,526	302,913	5,706,959	5,401,544	56,469	1,286,344
EQ/Intermediate Government Bond Portfolio	796,125,550	55,120,515	214,557,939	623,998,007	2,999,842	(536,791)
EQ/International Core PLUS Portfolio	6,959,248	171,515	3,109,100	4,516,309	48,293	387,552
EQ/International Equity Index Portfolio	1,621,356	224,414	1,127,592	616,972	14,414	372,408

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/International ETF Portfolio	$3,118,662	$20,194	$3,459,780	$—	$—	$219,407
EQ/International Value PLUS Portfolio	3,795,336	470,844	485,839	4,386,932	56,850	14,161
EQ/Large Cap Core PLUS Portfolio	16,616,579	1,041,780	5,866,491	14,717,009	103,726	1,191,853
EQ/Large Cap Growth Index Portfolio	16,258,074	977,340	6,419,947	11,136,748	124,610	3,553,072
EQ/Large Cap Growth PLUS Portfolio	35,234,285	1,114,200	10,069,405	32,502,050	128,428	3,903,806
EQ/Large Cap Value PLUS Portfolio	13,186,826	2,520,890	9,228,115	4,065,177	28,004	4,258,490
EQ/MFS International Growth Portfolio	20,882,455	1,872,428	7,484,012	16,262,051	182,018	1,365,117
EQ/PIMCO Ultra Short Bond Portfolio	307,104,383	27,230,213	80,823,896	251,772,768	2,511,486	(4,721)
Multimanager Core Bond Portfolio	57,033,233	7,305,009	14,902,446	47,219,610	931,337	205,524
Multimanager International Equity Portfolio	2,789,451	2,141,027	1,865,837	3,240,008	17,806	130,814
Multimanager Large Cap Core Equity Portfolio	21,109,758	678,361	4,456,103	22,132,839	185,475	1,530,503
Multimanager Large Cap Value Portfolio	18,552,331	2,501,762	12,356,400	2,273,304	8,876	9,130,206
Multimanager Mid Cap Growth Portfolio	3,360,620	650,385	1,135,166	2,521,776	—	1,515,219
Multimanager Mid Cap Value Portfolio	4,075,230	133,979	2,496,957	1,804,476	10,758	999,695
Multimanager Multi-Sector Bond Portfolio	31,353,057	3,718,769	8,951,582	24,879,668	979,440	28,327
Multimanager Small Cap Growth Portfolio	2,330,027	49,289	423,722	2,796,444	—	174,938

	$2,256,436,771	$189,036,702	$651,580,013	$1,804,359,770	$18,282,858	$68,545,787

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,804,359,770	$—	$1,804,359,770

Total Assets	$—	$1,804,359,770	$—	$1,804,359,770

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,804,359,770	$—	$1,804,359,770

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$189,036,702
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$694,584,313

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$121,518,340
Aggregate gross unrealized depreciation	(6,643,433)

Net unrealized appreciation	$114,874,907

Federal income tax cost of investments	$1,689,484,863

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,689,301,061)	$1,804,359,770
Cash	6,196,749
Receivable for securities sold	1,496,707
Receivable from Separate Accounts for Trust shares sold	87,502
Dividends, interest and other receivables	441
Other assets	5,663

Total assets	1,812,146,832

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,529,499
Distribution fees payable - Class B	382,718
Administrative fees payable	244,314
Investment management fees payable	20,357
Trustees’ fees payable	14,609
Distribution fees payable - Class A	6,152
Accrued expenses	156,958

Total liabilities	3,354,607

NET ASSETS	$1,808,792,225

Net assets were comprised of:
Paid in capital	$1,871,413,584
Accumulated undistributed net investment income (loss)	527
Accumulated undistributed net realized gain (loss) on investments	(177,680,595)
Net unrealized appreciation (depreciation) on investments	115,058,709

Net assets	$1,808,792,225

Class A
Net asset value, offering and redemption price per share, $28,761,994 / 2,973,030 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.67

Class B
Net asset value, offering and redemption price per share, $1,779,025,905 / 183,807,986 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.68

Class K
Net asset value, offering and redemption price per share, $1,004,326 / 103,997 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$18,282,858
Interest	5,572

Total income	18,288,430

EXPENSES
Distribution fees - Class B	5,071,034
Administrative fees	3,119,824
Investment management fees	2,058,191
Printing and mailing expenses	227,851
Custodian fees	146,400
Professional fees	104,894
Distribution fees - Class A	73,114
Trustees’ fees	47,914
Miscellaneous	31,097

Gross expenses	10,880,319
Less: Waiver from investment manager	(1,557,255)

Net expenses	9,323,064

NET INVESTMENT INCOME (LOSS)	8,965,366

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	43,004,300
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	25,541,487

Net realized gain (loss)	68,545,787

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	10,466,310

NET REALIZED AND UNREALIZED GAIN (LOSS)	79,012,097

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,977,463

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,965,366	$13,781,751
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	68,545,787	33,282,067
Net change in unrealized appreciation (depreciation) on investments	10,466,310	54,187,748

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,977,463	101,251,566

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(271,436)	(247,426)
Class B	(16,789,120)	(18,534,590)
Class K†	(11,889)	(148)

	(17,072,445)	(18,782,164)

Distributions from net realized capital gains
Class A	(727,418)	(410,019)
Class B	(45,735,698)	(30,603,956)
Class K†	(24,072)	(111)

	(46,487,188)	(31,014,086)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(63,559,633)	(49,796,250)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 599,407 and 527,137 shares, respectively ]	5,846,633	5,073,014
Capital shares issued in reinvestment of dividends and distributions [ 103,392 and 68,448 shares, respectively ]	998,854	657,445
Capital shares repurchased [ (803,873) and (701,070) shares, respectively ]	(7,875,878)	(6,758,733)

Total Class A transactions	(1,030,391)	(1,028,274)

Class B
Capital shares sold [ 20,660,467 and 40,423,315 shares, respectively ]	202,207,325	389,490,763
Capital shares issued in reinvestment of dividends and distributions [ 6,468,885 and 5,113,823 shares, respectively ]	62,524,818	49,138,546
Capital shares repurchased [ (75,500,493) and (49,166,819) shares, respectively ]	(740,345,745)	(473,630,149)

Total Class B transactions	(475,613,602)	(35,000,840)

Class K†
Capital shares sold [ 130,438 and 1,394 shares, respectively ]	1,275,447	13,510
Capital shares issued in reinvestment of dividends and distributions [ 3,729 and 27 shares, respectively ]	35,961	259
Capital shares repurchased [ (31,591) and 0 shares, respectively ]	(308,099)	—

Total Class K transactions	1,003,309	13,769

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(475,640,684)	(36,015,345)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(451,222,854)	15,439,971
NET ASSETS:
Beginning of year	2,260,015,079	2,244,575,108

End of year (a)	$1,808,792,225	$2,260,015,079

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$527	$4,499

† Class K commenced operations on August 29, 2012.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.60		$9.39		$9.56		$9.51		$9.13

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.06	(e)	0.18	(e)	0.19	(e)	0.33	(e)
Net realized and unrealized gain (loss) on investments	0.36		0.36		0.02		0.53		0.59

Total from investment operations	0.41		0.42		0.20		0.72		0.92

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.18)		(0.24)		(0.24)
Distributions from net realized gains	(0.25)		(0.13)		(0.19)		(0.43)		(0.30)

Total dividends and distributions	(0.34)		(0.21)		(0.37)		(0.67)		(0.54)

Net asset value, end of year	$9.67		$9.60		$9.39		$9.56		$9.51

Total return	4.32%		4.54%		2.15%		7.59%		10.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,762		$29,519		$29,850		$20,959		$28,327
Ratio of expenses to average net assets:
After waivers (f)	0.45	%(j)	0.45	%(j)	0.15	%(k)	0.13	%(k)	0.11	%(k)
Before waivers (f)	0.53%		0.53%		0.27%		0.28%		0.29%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.53%		0.59%		1.90%		1.91%		3.44%
Before waivers (f)(x)	0.46%		0.51%		1.78%		1.77%		3.25%
Portfolio turnover rate	9%		30%		41%		50%		79%

	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.61		$9.39		$9.56		$9.52		$9.13

Income (loss) from investment operations:
Net investment income (loss) (x)	0.04	(e)	0.06	(e)	0.15	(e)	0.17	(e)	0.22	(e)
Net realized and unrealized gain (loss) on investments	0.37		0.37		0.03		0.52		0.68

Total from investment operations	0.41		0.43		0.18		0.69		0.90

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.16)		(0.22)		(0.21)
Distributions from net realized gains	(0.25)		(0.13)		(0.19)		(0.43)		(0.30)

Total dividends and distributions	(0.34)		(0.21)		(0.35)		(0.65)		(0.51)

Net asset value, end of year	$9.68		$9.61		$9.39		$9.56		$9.52

Total return	4.32%		4.65%		1.89%		7.20%		9.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,779,026		$2,230,482		$2,214,725		$2,154,365		$2,035,540
Ratio of expenses to average net assets:
After waivers (f)	0.45	%(j)	0.45	%(j)	0.40	%(k)	0.38	%(k)	0.36	%(k)
Before waivers (f)	0.53%		0.53%		0.52%		0.53%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.43%		0.62%		1.53%		1.71%		2.30%
Before waivers (f)(x)	0.36%		0.54%		1.40%		1.56%		2.12%
Portfolio turnover rate	9%		30%		41%		50%		79%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2013		August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$9.59		$9.67

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	0.28		(0.01)

Total from investment operations	0.44		0.11

Less distributions:
Dividends from net investment income	(0.12)		(0.11)
Distributions from net realized gains	(0.25)		(0.08)

Total dividends and distributions	(0.37)		(0.19)

Net asset value, end of period	$9.66		$9.59

Total return (b)	4.59%		1.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s	$1,004		$14
Ratio of expenses to average net assets:
After waivers (a)(f)	0.20	%(j)	0.21	%(j)
Before waivers (a)(f)	0.28%		0.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.58%		3.50	%(l)
Before waivers (a)(f)(x)	1.50%		3.42	%(l)
Portfolio turnover rate	9%		30%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A, 1.00% for Class B and 0.75% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.75% for Class A and 1.00% for Class B.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	10.17%	8.12%	4.40%
Portfolio – Class B Shares*	10.28	7.98	4.20
Portfolio – Class K Shares**	10.45	N/A	8.88
S&P 500 Index	32.39	17.94	7.41
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.20	3.74
50% Barclays Intermediate U.S. Government Bond Index/10% Volatility Managed Index – International/8% Volatility Managed Index – Mid Cap Core/18% Volatility Managed Index – Large Cap Core/4% Volatility Managed Index – Small Cap Core/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index	10.81	7.47	6.13
* Date of inception 7/31/03. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 10.17% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)%, and the 50% Barclays Intermediate U.S. Government Bond Index/10% Volatility Managed Index — International/8% Volatility Managed Index — Mid Cap Core/18% Volatility Managed Index — Large Cap Core/4% Volatility Managed Index — Small Cap Core/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index 10.81%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (8.9%), large cap value stocks (8.7%), mid cap stocks (9.2%), small cap stocks (4.3%), international stocks (9.4%) and emerging markets stocks (0.7%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (58.4%), international bonds (0.3%) and high yield bonds (0.1%).

•

The Portfolio’s conservative allocation to U.S. large-, mid-, and small-cap companies, as well as international stocks, accounted for the bulk of its gains in 2013, as these sectors produced handsome returns.

•

On the other hand, the Portfolio’s emphasis on intermediate-term U.S. government bonds, while avoiding the losses incurred by longer-term government bonds and sovereign issues, did not reap the gains offered by U.S. corporate issues. The Portfolio’s hefty allocation to fixed-income securities held back returns.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Intermediate Government Bond Portfolio	25.9%
EQ/Core Bond Index Portfolio	18.3
ATM Large Cap Portfolio	11.7
EQ/PIMCO Ultra Short Bond Portfolio	10.4
ATM International Portfolio	4.6
EQ/Large Cap Growth PLUS Portfolio	2.8
EQ/BlackRock Basic Value Equity Portfolio	2.6
EQ/Boston Advisors Equity Income Portfolio	2.5
ATM Small Cap Portfolio	2.3
EQ/MFS International Growth Portfolio	2.2
Multimanager Core Bond Portfolio	1.9
EQ/AllianceBernstein Small Cap Growth Portfolio	1.5
EQ/Large Cap Core PLUS Portfolio	1.4
Multimanager Large Cap Core Equity Portfolio	1.3
EQ/GAMCO Small Company Value Portfolio	1.3
EQ/Global Multi-Sector Equity Portfolio	1.2
ATM Mid Cap Portfolio	1.1
EQ/Large Cap Growth Index Portfolio	1.0
Multimanager Multi-Sector Bond Portfolio	1.0
EQ/Global Bond PLUS Portfolio	0.8
EQ/Large Cap Value PLUS Portfolio	0.7
EQ/International Core PLUS Portfolio	0.7
Multimanager Mid Cap Value Portfolio	0.6
EQ/International Value PLUS Portfolio	0.5
Multimanager International Equity Portfolio	0.4
Multimanager Large Cap Value Portfolio	0.3
EQ/AXA Franklin Small Cap Value Core Portfolio	0.2
Multimanager Mid Cap Growth Portfolio	0.2
EQ/International Equity Index Portfolio	0.2
Multimanager Small Cap Value Portfolio	0.2
Multimanager Small Cap Growth Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,065.27	$2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.63	2.60
Class B
Actual	1,000.00	1,066.32	2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.63	2.60
Class K
Actual	1,000.00	1,066.88	1.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.89	1.33

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.51%, 0.51% and 0.26%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
ATM International Portfolio‡	8,034,324	$86,047,811
ATM Large Cap Portfolio‡	16,788,882	219,890,671
ATM Mid Cap Portfolio‡	2,008,924	19,977,848
ATM Small Cap Portfolio‡	3,280,718	42,989,900
EQ/AllianceBernstein Small Cap Growth Portfolio‡	1,292,784	27,823,700
EQ/AXA Franklin Small Cap Value Core Portfolio‡	263,510	3,850,502
EQ/BlackRock Basic Value Equity Portfolio‡	2,479,107	49,130,812
EQ/Boston Advisors Equity Income Portfolio‡	6,927,570	46,932,980
EQ/Core Bond Index Portfolio‡	34,767,603	343,070,819
EQ/GAMCO Small Company Value Portfolio‡	426,854	23,873,855
EQ/Global Bond PLUS Portfolio‡	1,701,993	15,911,228
EQ/Global Multi-Sector Equity Portfolio‡	1,528,367	22,603,968
EQ/Intermediate Government Bond Portfolio‡	47,563,646	485,278,482
EQ/International Core PLUS Portfolio‡	1,201,867	12,394,118
EQ/International Equity Index Portfolio‡	351,840	3,445,347
EQ/International Value PLUS Portfolio‡	742,323	9,683,086
EQ/Large Cap Core PLUS Portfolio‡	3,129,635	27,256,352
EQ/Large Cap Growth Index Portfolio‡	1,456,540	18,347,886
EQ/Large Cap Growth PLUS Portfolio‡	2,128,809	53,116,575
EQ/Large Cap Value PLUS Portfolio‡	992,431	14,179,825
EQ/MFS International Growth Portfolio‡	5,723,292	$42,217,876
EQ/PIMCO Ultra Short Bond Portfolio‡	19,618,227	194,136,499
Multimanager Core Bond Portfolio‡	3,612,166	35,662,826
Multimanager International Equity Portfolio‡	587,815	7,073,822
Multimanager Large Cap Core Equity Portfolio‡	1,761,766	25,132,347
Multimanager Large Cap Value Portfolio‡	417,325	5,672,228
Multimanager Mid Cap Growth Portfolio*‡	341,388	3,467,357
Multimanager Mid Cap Value Portfolio‡	784,378	10,584,459
Multimanager Multi-Sector Bond Portfolio‡	4,758,443	18,334,136
Multimanager Small Cap Growth Portfolio*‡	249,488	3,101,691
Multimanager Small Cap Value Portfolio‡	199,846	3,232,286

Total Investments (100.0%) (Cost $1,645,926,742)		1,874,421,292
Other Assets Less Liabilities (0.0%)		361,062

Net Assets (100%)		$1,874,782,354

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
ATM International Portfolio	$98,322,391	$7,683,300	$30,702,507	$86,047,811	$2,998,378	$4,172,877
ATM Large Cap Portfolio	218,406,983	28,839,387	50,617,457	219,890,671	1,436,382	35,964,086
ATM Mid Cap Portfolio	29,228,827	5,038,294	15,435,341	19,977,848	61,735	6,338,834
ATM Small Cap Portfolio	39,813,006	7,882,581	9,935,553	42,989,900	89,450	8,674,239
EQ/AllianceBernstein Small Cap Growth Portfolio	24,388,497	2,748,453	4,709,413	27,823,700	79,201	3,340,176
EQ/AXA Franklin Small Cap Value Core Portfolio	4,084,205	150,685	883,215	3,850,502	13,239	773,278
EQ/BlackRock Basic Value Equity Portfolio	38,710,835	1,168,249	3,216,765	49,130,812	824,632	924,467
EQ/Boston Advisors Equity Income Portfolio	38,761,855	6,089,616	3,530,275	46,932,980	982,631	5,374,324
EQ/Core Bond Index Portfolio	372,998,104	43,759,287	63,958,116	343,070,819	4,967,591	(183,144)
EQ/Davis New York Venture Portfolio	721,641	—	611,661	—	—	186,914
EQ/GAMCO Small Company Value Portfolio	18,383,816	1,272,684	1,461,339	23,873,855	115,001	1,215,390

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Global Bond PLUS Portfolio	$16,563,496	$2,713,054	$2,500,007	$15,911,228	$2,283	$489,333
EQ/Global Multi-Sector Equity Portfolio	28,804,427	574,602	9,691,154	22,603,968	230,985	1,450,078
EQ/Intermediate Government Bond Portfolio	517,403,870	65,288,799	88,069,508	485,278,482	2,312,358	(166,522)
EQ/International Core PLUS Portfolio	12,888,276	268,611	2,408,452	12,394,118	131,164	248,041
EQ/International Equity Index Portfolio	4,115,535	464,186	1,365,529	3,445,347	80,462	462,717
EQ/International ETF Portfolio	7,685,921	174,325	7,652,860	—	—	1,264,607
EQ/International Value PLUS Portfolio	9,359,030	776,017	1,892,895	9,683,086	126,616	46,501
EQ/Large Cap Core PLUS Portfolio	23,260,569	1,507,562	2,905,329	27,256,352	190,370	1,449,955
EQ/Large Cap Growth Index Portfolio	20,110,554	1,404,708	4,269,146	18,347,886	203,495	4,489,206
EQ/Large Cap Growth PLUS Portfolio	47,503,483	1,101,339	7,493,099	53,116,575	207,935	3,274,104
EQ/Large Cap Value PLUS Portfolio	24,101,532	655,391	9,696,569	14,179,825	174,328	5,601,156
EQ/MFS International Growth Portfolio	41,442,593	2,985,963	6,184,899	42,217,876	467,780	969,902
EQ/Mid Cap Index Portfolio	3,721,208	—	2,235,429	—	—	2,459,665
EQ/PIMCO Ultra Short Bond Portfolio	198,942,568	30,537,155	33,957,933	194,136,499	1,920,923	169
EQ/Small Company Index Portfolio	3,224,973	7,823	2,356,874	—	—	1,613,785
Multimanager Core Bond Portfolio	37,512,991	6,331,063	6,588,168	35,662,826	678,068	141,012
Multimanager International Equity Portfolio	7,641,646	165,435	1,775,713	7,073,822	96,712	52,533
Multimanager Large Cap Core Equity Portfolio	22,526,682	621,725	4,071,287	25,132,347	209,386	898,191
Multimanager Large Cap Value Portfolio	27,541,963	507,866	17,803,110	5,672,228	95,526	8,666,368
Multimanager Mid Cap Growth Portfolio	3,263,315	894,257	617,623	3,467,357	—	1,276,635
Multimanager Mid Cap Value Portfolio	10,499,843	147,294	2,542,624	10,584,459	61,128	645,311
Multimanager Multi-Sector Bond Portfolio	20,515,130	1,989,840	3,294,059	18,334,136	714,947	18,927
Multimanager Small Cap Growth Portfolio	2,702,564	68,723	561,871	3,101,691	—	266,376
Multimanager Small Cap Value Portfolio	2,874,496	92,393	664,297	3,232,286	23,669	163,949

	$1,978,026,825	$223,910,667	$405,660,077	$1,874,421,292	$19,496,375	$102,563,440

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,874,421,292	$—	$1,874,421,292

Total Assets	$—	$1,874,421,292	$—	$1,874,421,292

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,874,421,292	$—	$1,874,421,292

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$223,910,667
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$456,700,025

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$247,010,818
Aggregate gross unrealized depreciation	(18,800,932)

Net unrealized appreciation	$228,209,886

Federal income tax cost of investments	$1,646,211,406

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,645,926,742)	$1,874,421,292
Cash	1,824,429
Receivable for securities sold	789,109
Receivable from Separate Accounts for Trust shares sold	159,610
Dividends, interest and other receivables	85
Other assets	5,154

Total assets	1,877,199,679

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,507,305
Distribution fees payable - Class B	385,119
Administrative fees payable	249,883
Investment management fees payable	110,005
Trustees’ fees payable	21,250
Distribution fees payable - Class A	4,642
Accrued expenses	139,121

Total liabilities	2,417,325

NET ASSETS	$1,874,782,354

Net assets were comprised of:
Paid in capital	$1,950,791,694
Accumulated undistributed net investment income (loss)	22,720
Accumulated undistributed net realized gain (loss) on investments	(304,526,610)
Net unrealized appreciation (depreciation) on investments	228,494,550

Net assets	$1,874,782,354

Class A
Net asset value, offering and redemption price per share, $22,019,807 / 2,169,096 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.15

Class B
Net asset value, offering and redemption price per share, $1,811,722,721 / 178,385,414 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.16

Class K
Net asset value, offering and redemption price per share, $41,039,826 / 4,042,807 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$19,496,375
Interest	1,671

Total income	19,498,046

EXPENSES
Distribution fees - Class B	4,722,357
Administrative fees	2,959,564
Investment management fees	1,951,353
Printing and mailing expenses	215,442
Custodian fees	175,499
Professional fees	102,789
Distribution fees - Class A	55,174
Trustees’ fees	44,460
Miscellaneous	26,683

Gross expenses	10,253,321
Less: Waiver from investment manager	(399,399)

Net expenses	9,853,922

NET INVESTMENT INCOME (LOSS)	9,644,124

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	51,039,948
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	51,523,492

Net realized gain (loss)	102,563,440

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	78,143,877

NET REALIZED AND UNREALIZED GAIN (LOSS)	180,707,317

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$190,351,441

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,644,124	$11,381,781
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	102,563,440	34,326,184
Net change in unrealized appreciation (depreciation) on investments	78,143,877	95,270,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,351,441	140,978,644

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(298,627)	(167,263)
Class B	(24,770,745)	(15,465,102)
Class K	(655,869)	(412,652)

	(25,725,241)	(16,045,017)

Distributions from net realized capital gains
Class A	(678,608)	(283,779)
Class B	(56,245,088)	(26,326,097)
Class K	(1,244,428)	(535,315)

	(58,168,124)	(27,145,191)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(83,893,365)	(43,190,208)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 514,245 and 420,885 shares, respectively ]	5,167,501	4,004,011
Capital shares issued in reinvestment of dividends and distributions [ 96,886 and 46,967 shares, respectively ]	977,235	451,042
Capital shares repurchased [ (589,564) and (599,381) shares, respectively ]	(5,979,458)	(5,706,816)

Total Class A transactions	165,278	(1,251,763)

Class B
Capital shares sold [ 13,807,281 and 19,452,307 shares, respectively ]	139,508,225	185,724,269
Capital shares issued in reinvestment of dividends and distributions [ 8,028,436 and 4,349,920 shares, respectively ]	81,015,833	41,791,199
Capital shares repurchased [ (42,814,811) and (29,436,396) shares, respectively ]	(433,871,730)	(281,757,865)

Total Class B transactions	(213,347,672)	(54,242,397)

Class K
Capital shares sold [ 681,411 and 669,901 shares, respectively ]	6,896,401	6,429,874
Capital shares issued in reinvestment of dividends and distributions [ 188,328 and 98,668 shares, respectively ]	1,900,297	947,967
Capital shares repurchased [ (868,304) and (786,090) shares, respectively ]	(8,805,463)	(7,523,375)

Total Class K transactions	(8,765)	(145,534)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(213,191,159)	(55,639,694)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,733,083)	42,148,742
NET ASSETS:
Beginning of year	1,981,515,437	1,939,366,695

End of year (a)	$1,874,782,354	$1,981,515,437

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$22,720	$63,826

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.64		$9.17		$9.61		$9.27		$8.73

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.05	(e)	0.06	(e)	0.14	(e)	0.24	(e)
Net realized and unrealized gain (loss) on investments	0.92		0.63		(0.11)		0.71		1.05

Total from investment operations	0.97		0.68		(0.05)		0.85		1.29

Less distributions:
Dividends from net investment income	(0.14)		(0.08)		(0.17)		(0.22)		(0.20)
Distributions from net realized gains	(0.32)		(0.13)		(0.22)		(0.29)		(0.55)

Total dividends and distributions	(0.46)		(0.21)		(0.39)		(0.51)		(0.75)

Net asset value, end of year	$10.15		$9.64		$9.17		$9.61		$9.27

Total return	10.17%		7.46%		(0.45)%		9.24%		14.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,020		$20,693		$20,906		$63,455		$67,465
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(j)	0.51	%(j)	0.22	%(k)	0.20	%(m)	0.18	%(m)
Before waivers (f)	0.53%		0.53%		0.28%		0.28%		0.30%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.52%		0.56%		0.62%		1.48%		2.56%
Before waivers (f)(x)	0.50%		0.55%		0.56%		1.41%		2.45%
Portfolio turnover rate	12%		22%		30%		33%		75%
	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.64		$9.18		$9.62		$9.27		$8.73

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.05	(e)	0.12	(e)	0.13	(e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	0.93		0.62		(0.19)		0.71		1.09

Total from investment operations	0.98		0.67		(0.07)		0.84		1.26

Less distributions:
Dividends from net investment income	(0.14)		(0.08)		(0.15)		(0.20)		(0.17)
Distributions from net realized gains	(0.32)		(0.13)		(0.22)		(0.29)		(0.55)

Total dividends and distributions	(0.46)		(0.21)		(0.37)		(0.49)		(0.72)

Net asset value, end of year	$10.16		$9.64		$9.18		$9.62		$9.27

Total return	10.28%		7.34%		(0.69)%		9.07%		14.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,811,723		$1,921,881		$1,881,229		$2,003,775		$1,867,749
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(j)	0.51	%(j)	0.47	%(k)	0.45	%(m)	0.43	%(m)
Before waivers (f)	0.53%		0.53%		0.53%		0.53%		0.55%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.49%		0.57%		1.21%		1.35%		1.90%
Before waivers (f)(x)	0.47%		0.55%		1.16%		1.28%		1.79%
Portfolio turnover rate	12%		22%		30%		33%		75%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				December 1, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$9.64		$9.17		$9.41

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.08	(e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	0.92		0.62		(0.14)

Total from investment operations	1.00		0.70		0.03

Less distributions:
Dividends from net investment income	(0.17)		(0.10)		(0.17)
Distributions from net realized gains	(0.32)		(0.13)		(0.10)

Total dividends and distributions	(0.49)		(0.23)		(0.27)

Net asset value, end of period	$10.15		$9.64		$9.17

Total return (b)	10.45%		7.73%		0.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$41,040		$38,942		$37,232
Ratio of expenses to average net assets:
After waivers (a)(f)	0.26	%(j)	0.26	%(j)	0.25	%(k)
Before waivers (a)(f)	0.28%		0.28%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.78%		0.84%		21.14	%(l)
Before waivers (a)(f)(x)	0.76%		0.82%		21.12	%(l)
Portfolio turnover rate	12%		22%		30%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A, 1.10% for Class B and 0.85% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.85% for Class A, 1.10% for Class B and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.85% for Class A and 1.10% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	13.07%	9.25%	4.75%
Portfolio – Class B Shares**	13.15	9.08	4.54
Portfolio – Class K Shares***	13.35	N/A	10.85
S&P 500 Index	32.39	17.94	7.41
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.20	3.74
42% Barclays Intermediate U.S. Government Bond Index/ 15% Volatility Managed Index – International/9% Volatility Managed Index – Mid Cap Core/20% Volatility Managed Index – Large Cap Core/6% Volatility Managed Index – Small Cap Core/8% Bank of America Merrill Lynch 3-Month Treasury Bill Index	13.77	8.73	6.75
* Date of inception 1/27/86. ** Date of inception 7/8/98. *** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 13.07% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)%, and the 42% Barclays Intermediate U.S. Government Bond Index/15% Volatility Managed Index — International/9% Volatility Managed Index — Mid Cap Core/20% Volatility Managed Index — Large Cap Core/6% Volatility Managed Index — Small Cap Core/8% Bank of America Merrill Lynch 3-Month Treasury Bill Index 13.77%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (9.7%), large cap value stocks (9.5%), mid cap stocks (10.6%), small cap stocks (6.3%), international stocks (14.1%) and emerging markets stocks (1.0%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (48.5%), international bonds (0.2%) and high yield bonds (0.1%).

•	The Portfolio’s allocation to U.S. large-, mid-, and small-cap companies, as well as international stocks, accounted for the bulk of its gains in 2013, as these sectors produced handsome returns.

•

On the other hand, the Portfolio’s emphasis on intermediate-term U.S. government bonds, while avoiding the losses incurred by longer-term government bonds and sovereign issues, did not reap the gains offered by high- and low-quality corporate issues. The Portfolio’s moderate allocation to fixed-income securities held back returns by a modest margin.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Intermediate Government Bond Portfolio	21.2%
EQ/Core Bond Index Portfolio	15.3
ATM Large Cap Portfolio	12.8
EQ/PIMCO Ultra Short Bond Portfolio	8.6
ATM International Portfolio	7.2
EQ/Large Cap Growth PLUS Portfolio	3.5
ATM Small Cap Portfolio	3.2
EQ/MFS International Growth Portfolio	3.2
EQ/AllianceBernstein Small Cap Growth Portfolio	2.7
EQ/BlackRock Basic Value Equity Portfolio	2.4
EQ/Boston Advisors Equity Income Portfolio	2.3
EQ/Global Multi-Sector Equity Portfolio	1.8
EQ/GAMCO Small Company Value Portfolio	1.7
Multimanager Core Bond Portfolio	1.5
EQ/Large Cap Core PLUS Portfolio	1.5
Multimanager Large Cap Core Equity Portfolio	1.2
EQ/International Core PLUS Portfolio	1.0
Multimanager Large Cap Value Portfolio	1.0
ATM Mid Cap Portfolio	1.0
EQ/Large Cap Value PLUS Portfolio	0.9
EQ/Large Cap Growth Index Portfolio	0.9
Multimanager Multi-Sector Bond Portfolio	0.8
EQ/International Value PLUS Portfolio	0.7
EQ/Global Bond PLUS Portfolio	0.7
Multimanager International Equity Portfolio	0.7
Multimanager Small Cap Growth Portfolio	0.5
EQ/AXA Franklin Small Cap Value Core Portfolio	0.5
Multimanager Mid Cap Value Portfolio	0.5
EQ/International Equity Index Portfolio	0.2
Multimanager Small Cap Value Portfolio	0.2
EQ/International ETF Portfolio	0.2
Multimanager Mid Cap Growth Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,082.41	$2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.73
Class B
Actual	1,000.00	1,082.83	2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.73
Class K
Actual	1,000.00	1,084.35	1.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.77	1.45

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.53%, 0.53% and 0.28%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Portfolio‡	68,687,952	$735,649,732
ATM Large Cap Portfolio‡	99,646,778	1,305,113,528
ATM Mid Cap Portfolio‡	10,235,049	101,782,980
ATM Small Cap Portfolio‡	25,203,703	330,264,467
EQ/AllianceBernstein Small Cap Growth Portfolio‡	12,748,675	274,380,925
EQ/AXA Franklin Small Cap Value Core Portfolio‡	3,695,330	53,997,575
EQ/BlackRock Basic Value Equity Portfolio‡	12,476,576	247,260,136
EQ/Boston Advisors Equity Income Portfolio‡	33,948,914	229,997,490
EQ/Core Bond Index Portfolio‡	158,233,389	1,561,374,790
EQ/GAMCO Small Company Value Portfolio‡	3,182,201	177,979,704
EQ/Global Bond PLUS Portfolio‡	7,671,870	71,721,146
EQ/Global Multi-Sector Equity Portfolio‡	12,366,245	182,892,061
EQ/Intermediate Government Bond Portfolio‡	212,936,967	2,172,535,911
EQ/International Core PLUS Portfolio‡	10,238,421	105,582,512
EQ/International Equity Index Portfolio‡	1,823,771	17,859,035
EQ/International ETF Portfolio‡	2,247,463	14,667,118
EQ/International Value PLUS Portfolio‡	5,719,397	74,605,575
EQ/Large Cap Core PLUS Portfolio‡	17,299,824	150,666,190
EQ/Large Cap Growth Index Portfolio‡	6,966,580	87,757,304
EQ/Large Cap Growth PLUS Portfolio‡	14,483,000	361,369,906

EQ/Large Cap Value PLUS Portfolio‡	6,615,415	$94,520,809
EQ/MFS International Growth Portfolio‡	44,750,657	330,103,333
EQ/PIMCO Ultra Short Bond Portfolio‡	89,357,325	884,255,159
Multimanager Core Bond Portfolio‡	15,877,784	156,760,950
Multimanager International Equity Portfolio‡	5,849,467	70,393,068
Multimanager Large Cap Core Equity Portfolio‡	8,354,542	119,181,107
Multimanager Large Cap Value Portfolio‡	7,757,711	105,441,808
Multimanager Mid Cap Growth Portfolio*‡	1,359,377	13,806,735
Multimanager Mid Cap Value Portfolio‡	3,616,533	48,801,767
Multimanager Multi-Sector Bond Portfolio‡	22,407,789	86,336,536
Multimanager Small Cap Growth Portfolio*‡	4,473,181	55,611,544
Multimanager Small Cap Value Portfolio‡	1,078,307	17,440,391

Total Investments (100.0%) (Cost $8,757,530,315)		10,240,111,292
Other Assets Less Liabilities (0.0%)		(2,058,758)

Net Assets (100%)		$10,238,052,534

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
ATM International Portfolio	$764,017,023	$54,791,415	$168,525,305	$735,649,732	$25,671,490	$34,009,938
ATM Large Cap Portfolio	1,238,552,396	154,295,781	231,336,844	1,305,113,528	8,539,355	197,831,269
ATM Mid Cap Portfolio	141,510,718	23,962,486	69,691,496	101,782,980	315,864	29,638,190
ATM Small Cap Portfolio	300,343,915	57,407,359	67,290,524	330,264,467	688,853	65,794,109
EQ/AllianceBernstein Small Cap Growth Portfolio	215,727,493	24,145,167	18,617,340	274,380,925	780,660	26,430,230
EQ/AXA Franklin Small Cap Value Core Portfolio	49,153,627	262,568	9,156,913	53,997,575	185,156	2,762,031
EQ/BlackRock Basic Value Equity Portfolio	193,527,869	4,312,374	14,129,262	247,260,136	4,157,549	3,708,627
EQ/Boston Advisors Equity Income Portfolio	186,575,200	28,312,472	12,574,209	229,997,490	4,821,396	25,652,755
EQ/Core Bond Index Portfolio	1,569,797,254	223,271,276	187,358,062	1,561,374,790	22,645,613	(60,230)
EQ/Davis New York Venture Portfolio	5,532,581	—	4,689,401	—	—	1,433,009
EQ/GAMCO Small Company Value Portfolio	141,164,507	8,680,378	13,962,136	177,979,704	861,937	10,645,014

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Global Bond PLUS Portfolio	$70,144,290	$14,365,070	$8,970,124	$71,721,146	$10,277	$2,226,201
EQ/Global Multi-Sector Equity Portfolio	185,221,280	2,049,501	40,592,965	182,892,061	1,868,872	(3,782,095)
EQ/Intermediate Government Bond Portfolio	2,192,820,418	283,238,300	262,116,132	2,172,535,911	10,371,451	(493,765)
EQ/International Core PLUS Portfolio	104,243,065	1,195,958	13,757,579	105,582,512	1,118,545	2,161,365
EQ/International Equity Index Portfolio	18,648,928	4,118,512	5,090,305	17,859,035	421,904	2,855,658
EQ/International ETF Portfolio	67,972,172	2,534,264	51,076,344	14,667,118	533,482	15,324,276
EQ/International Value PLUS Portfolio	73,022,013	8,312,967	20,001,322	74,605,575	981,359	(1,220,898)
EQ/Large Cap Core PLUS Portfolio	126,735,084	6,958,089	12,790,798	150,666,190	1,054,701	7,848,476
EQ/Large Cap Growth Index Portfolio	95,179,163	4,965,038	16,718,086	87,757,304	981,091	22,400,873
EQ/Large Cap Growth PLUS Portfolio	298,562,879	1,775,834	23,894,065	361,369,906	1,414,576	14,718,131
EQ/Large Cap Value PLUS Portfolio	159,927,658	1,371,878	53,724,112	94,520,809	1,165,445	47,559,740
EQ/MFS International Growth Portfolio	304,293,194	25,100,859	29,789,334	330,103,333	3,662,112	6,600,594
EQ/Mid Cap Index Portfolio	11,359,247	—	6,308,318	—	—	7,718,732
EQ/PIMCO Ultra Short Bond Portfolio	833,583,300	156,737,679	99,615,950	884,255,159	8,763,731	(2,791)
EQ/Small Company Index Portfolio	19,496,482	9,345	13,479,271	—	—	10,099,106
Multimanager Core Bond Portfolio	161,622,895	22,469,334	20,799,452	156,760,950	2,852,407	447,716
Multimanager International Equity Portfolio	97,117,723	1,014,662	34,679,930	70,393,068	963,054	6,266,033
Multimanager Large Cap Core Equity Portfolio	105,860,362	1,177,138	17,839,095	119,181,107	996,509	2,971,775
Multimanager Large Cap Value Portfolio	170,605,603	1,916,983	98,547,400	105,441,808	1,736,354	4,763,471
Multimanager Mid Cap Growth Portfolio	13,805,033	3,560,861	3,502,583	13,806,735	—	5,058,277
Multimanager Mid Cap Value Portfolio	42,873,727	306,959	6,350,862	48,801,767	281,154	1,622,120
Multimanager Multi-Sector Bond Portfolio	78,913,683	20,441,407	8,952,956	86,336,536	3,363,995	(34,011)
Multimanager Small Cap Growth Portfolio	42,208,104	51,608	4,097,356	55,611,544	—	1,848,607
Multimanager Small Cap Value Portfolio	16,874,424	153,588	5,787,588	17,440,391	127,784	185,394

	$10,096,993,310	$1,143,267,110	$1,655,813,419	$10,240,111,292	$111,336,676	$554,987,927

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$10,240,111,292	$—	$10,240,111,292

Total Assets	$—	$10,240,111,292	$—	$10,240,111,292

Total Liabilities	$—	$—	$—	$—

Total	$—	$10,240,111,292	$—	$10,240,111,292

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,143,267,110
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,882,721,071

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,572,544,196
Aggregate gross unrealized depreciation	(90,656,943)

Net unrealized appreciation	$1,481,887,253

Federal income tax cost of investments	$8,758,224,039

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $8,757,530,315)	$10,240,111,292
Cash	4,073,028
Receivable for securities sold	8,146,312
Receivable from Separate Accounts for Trust shares sold	967,456
Dividends, interest and other receivables	434
Other assets	26,813

Total assets	10,253,325,335

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	10,164,617
Distribution fees payable - Class B	1,592,838
Administrative fees payable	1,300,065
Investment management fees payable	1,125,354
Distribution fees payable - Class A	507,114
Trustees’ fees payable	258,450
Accrued expenses	324,363

Total liabilities	15,272,801

NET ASSETS	$10,238,052,534

Net assets were comprised of:
Paid in capital	$10,932,461,950
Accumulated undistributed net investment income (loss)	43,615
Accumulated undistributed net realized gain (loss) on investments	(2,177,034,008)
Net unrealized appreciation (depreciation) on investments	1,482,580,977

Net assets	$10,238,052,534

Class A
Net asset value, offering and redemption price per share, $2,408,536,626 / 165,489,684 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.55

Class B
Net asset value, offering and redemption price per share, $7,511,630,718 / 519,527,281 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.46

Class K
Net asset value, offering and redemption price per share, $317,885,190 / 21,842,821 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates).	$111,336,676
Interest	7,523

Total income	111,344,199

EXPENSES
Distribution fees - Class B	19,073,502
Administrative fees	15,478,486
Investment management fees	10,289,212
Distribution fees - Class A	5,913,057
Recoupment fees	1,587,710
Printing and mailing expenses	1,150,534
Professional fees	279,912
Trustees’ fees	232,695
Custodian fees	191,599
Miscellaneous	139,080

Total expenses	54,335,787

NET INVESTMENT INCOME (LOSS)	57,008,412

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($226,907,652 of realized gain (loss) from affiliates)	227,057,033
Net distributions of realized gain received from Underlying Portfolios (All received from affiliates)	328,080,275

Net realized gain (loss)	555,137,308

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	655,664,291

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,210,801,599

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,267,810,011

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$57,008,412	$55,912,492
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	555,137,308	163,504,638
Net change in unrealized appreciation (depreciation) on investments	655,664,291	643,086,591

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,267,810,011	862,503,721

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(37,437,494)	(17,906,708)
Class B	(117,253,881)	(58,129,308)
Class K	(5,714,892)	(3,078,857)

	(160,406,267)	(79,114,873)

Distributions from net realized capital gains
Class A	(66,375,574)	(26,859,684)
Class B	(211,401,101)	(88,063,674)
Class K	(8,721,059)	(3,500,002)

	(286,497,734)	(118,423,360)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(446,904,001)	(197,538,233)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 5,078,697 and 3,962,336 shares, respectively ]	72,667,174	52,421,807
Capital shares issued in reinvestment of dividends and distributions [ 7,209,164 and 3,352,245 shares, respectively ]	103,813,068	44,766,392
Capital shares repurchased [ (18,395,717) and (19,151,627) shares, respectively ]	(263,011,430)	(253,378,712)

Total Class A transactions	(86,531,188)	(156,190,513)

Class B
Capital shares sold [ 16,507,924 and 18,111,064 shares, respectively ]	233,461,177	237,396,132
Capital shares issued in reinvestment of dividends and distributions [ 22,976,227 and 11,017,697 shares,respectively ]	328,654,982	146,192,982
Capital shares repurchased [ (80,730,017) and (66,293,034) shares, respectively ]	(1,152,959,379)	(871,904,348)

Total Class B transactions	(590,843,220)	(488,315,234)

Class K
Capital shares sold [ 784,597 and 793,959 shares, respectively ]	11,193,182	10,486,301
Capital shares issued in reinvestment of dividends and distributions [ 1,001,990 and 492,211 shares,respectively ]	14,435,951	6,578,859
Capital shares repurchased [ (2,143,674) and (2,412,150) shares, respectively ]	(30,730,120)	(32,102,510)

Total Class K transactions	(5,100,987)	(15,037,350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(682,475,395)	(659,543,097)

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,430,615	5,422,391
NET ASSETS:
Beginning of year	10,099,621,919	10,094,199,528

End of year (a)	$10,238,052,534	$10,099,621,919

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$43,615	$367,707

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$13.45		$12.60		$13.45		$12.80		$11.82

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.07	(e)	0.16	(e)	0.18	(e)	0.23	(e)
Net realized and unrealized gain (loss) on investments	1.66		1.05		(0.45)		1.11		1.82

Total from investment operations	1.74		1.12		(0.29)		1.29		2.05

Less distributions:
Dividends from net investment income	(0.23)		(0.11)		(0.24)		(0.32)		(0.21)
Distributions from net realized gains	(0.41)		(0.16)		(0.32)		(0.32)		(0.86)

Total dividends and distributions	(0.64)		(0.27)		(0.56)		(0.64)		(1.07)

Net asset value, end of year	$14.55		$13.45		$12.60		$13.45		$12.80

Total return	13.07%		8.85%		(2.14)%		10.14%		17.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,408,537		$2,307,690		$2,311,825		$2,881,375		$2,775,033
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.54	%(j)	0.25	%(k)	0.23	%(m)	0.21	%(m)
Before waivers (f)	0.53%		0.54%		0.26%		0.27%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.57%		0.54%		1.22%		1.39%		1.85%
Before waivers (f)(x)	0.57%		0.54%		1.21%		1.36%		1.78%
Portfolio turnover rate	11%		18%		23%		26%		71%

	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$13.36		$12.52		$13.37		$12.72		$11.76

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.07	(e)	0.15	(e)	0.15	(e)	0.21	(e)
Net realized and unrealized gain (loss) on investments	1.66		1.03		(0.48)		1.10		1.78

Total from investment operations	1.74		1.10		(0.33)		1.25		1.99

Less distributions:
Dividends from net investment income	(0.23)		(0.10)		(0.20)		(0.28)		(0.17)
Distributions from net realized gains	(0.41)		(0.16)		(0.32)		(0.32)		(0.86)

Total dividends and distributions	(0.64)		(0.26)		(0.52)		(0.60)		(1.03)

Net asset value, end of year	$14.46		$13.36		$12.52		$13.37		$12.72

Total return	13.15%		8.82%		(2.41)%		9.91%		16.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,511,631		$7,493,390		$7,488,398		$8,291,295		$7,830,939
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.54	%(j)	0.50	%(k)	0.48	%(m)	0.46	%(m)
Before waivers (f)	0.53%		0.54%		0.51%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.54%		0.54%		1.12%		1.16%		1.69%
Before waivers (f)(x)	0.54%		0.54%		1.11%		1.13%		1.62%
Portfolio turnover rate	11%		18%		23%		26%		71%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				December 1, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$13.45		$12.60		$12.97

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12	(e)	0.11	(e)	0.23	(e)
Net realized and unrealized gain (loss) on investments	1.66		1.04		(0.21)

Total from investment operations	1.78		1.15		0.02

Less distributions:
Dividends from net investment income	(0.27)		(0.14)		(0.23)
Distributions from net realized gains	(0.41)		(0.16)		(0.16)

Total dividends and distributions	(0.68)		(0.30)		(0.39)

Net asset value, end of period	$14.55		$13.45		$12.60

Total return (b)	13.35%		9.12%		0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$317,885		$298,541		$293,976
Ratio of expenses to average net assets:
After waivers (a)(f)	0.28	%(j)	0.29	%(j)	0.27	%(k)
Before waivers (a)(f)	0.28%		0.29%		0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.82%		0.79%		21.57	%(l)
Before waivers (a)(f)(x)	0.82%		0.79%		21.57	%(l)
Portfolio turnover rate	11%		18%		23%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class A, 1.15% for Class B and 0.90% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.90% for Class A, 1.15% for Class B and 0.90% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.90% for Class A and 1.15% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	19.86%	11.73%	5.73%
Portfolio – Class B Shares*	19.86	11.56	5.52
Portfolio – Class K Shares**	20.16	N/A	15.30
S&P 500 Index	32.39	17.94	7.41
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.20	3.74
25% Barclays Intermediate U.S. Government Bond Index/20% Volatility Managed Index – International/12% Volatility Managed Index – Mid Cap Core/28% Volatility Managed Index – Large Cap Core/10% Volatility Managed Index – Small Cap Core/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index	20.37	11.42	7.96
* Date of inception 7/31/03. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 19.86% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)%, and the 25% Barclays Intermediate U.S. Government Bond Index/20% Volatility Managed Index — International/12% Volatility Managed Index — Mid Cap Core/28% Volatility Managed Index — Large Cap Core/10% Volatility Managed Index — Small Cap Core/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index 20.37%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (13.4%), large cap value stocks (13.3%), mid cap stocks (14.5%), small cap stocks (10.1%), international stocks (18.6%) and emerging markets stocks (1.2%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (28.8%) and high yield bonds (0.1%).

•

The Portfolio’s broad diversification into U.S. large-, mid-, and small-cap companies, as well as international stocks, accounted for the bulk of its gains in 2013, as these sectors produced handsome returns. In addition, the Portfolio’s emphasis on intermediate-term U.S. government bonds avoided the losses incurred by longer-term government bonds and sovereign issues.

•	The Portfolio’s small allocation to fixed-income securities held back returns by a modest margin.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
ATM Large Cap Portfolio	17.6%
EQ/Intermediate Government Bond Portfolio	12.6
ATM International Portfolio	9.3
EQ/Core Bond Index Portfolio	8.9
ATM Small Cap Portfolio	5.6
EQ/PIMCO Ultra Short Bond Portfolio	5.0
EQ/Large Cap Growth PLUS Portfolio	4.1
EQ/AllianceBernstein Small Cap Growth Portfolio	3.9
EQ/MFS International Growth Portfolio	3.7
EQ/BlackRock Basic Value Equity Portfolio	2.6
Multimanager Large Cap Core Equity Portfolio	2.4
Multimanager Large Cap Value Portfolio	2.3
EQ/Large Cap Value PLUS Portfolio	2.2
EQ/Boston Advisors Equity Income Portfolio	2.2
EQ/Global Multi-Sector Equity Portfolio	2.0
EQ/GAMCO Small Company Value Portfolio	1.8
EQ/Large Cap Growth Index Portfolio	1.6
EQ/Large Cap Core PLUS Portfolio	1.6
Multimanager Small Cap Growth Portfolio	1.5
EQ/International Core PLUS Portfolio	1.4
ATM Mid Cap Portfolio	1.3
EQ/International Value PLUS Portfolio	1.2
Multimanager International Equity Portfolio	1.0
Multimanager Core Bond Portfolio	0.9
EQ/AXA Franklin Small Cap Value Core Portfolio	0.9
Multimanager Small Cap Value Portfolio	0.7
Multimanager Multi-Sector Bond Portfolio	0.5
EQ/International ETF Portfolio	0.4
EQ/International Equity Index Portfolio	0.4
Multimanager Mid Cap Value Portfolio	0.2
Multimanager Mid Cap Growth Portfolio	0.1
EQ/Global Bond PLUS Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,119.04	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.59	2.65
Class B
Actual	1,000.00	1,118.03	2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.59	2.65
Class K
Actual	1,000.00	1,119.83	1.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.84	1.38

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.52%, 0.52% and 0.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31,2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
ATM International Portfolio‡	102,925,839	$1,102,338,381
ATM Large Cap Portfolio‡	159,270,702	2,086,031,807
ATM Mid Cap Portfolio‡	14,922,514	148,397,718
ATM Small Cap Portfolio‡	50,139,867	657,023,140
EQ/AllianceBernstein Small Cap Growth Portfolio‡	21,666,154	466,305,658
EQ/AXA Franklin Small Cap Value Core Portfolio‡	7,311,980	106,845,456
EQ/BlackRock Basic Value Equity Portfolio‡	15,227,770	301,783,154
EQ/Boston Advisors Equity Income Portfolio‡	38,260,069	259,204,754
EQ/Core Bond Index Portfolio‡	106,233,908	1,048,267,665
EQ/GAMCO Small Company Value Portfolio‡	3,694,713	206,644,414
EQ/Global Bond PLUS Portfolio‡	639,817	5,981,383
EQ/Global Multi-Sector Equity Portfolio‡	16,005,849	236,720,408
EQ/Intermediate Government Bond Portfolio‡	146,664,129	1,496,372,808
EQ/International Core PLUS Portfolio‡	16,108,412	166,116,114
EQ/International Equity Index Portfolio‡	5,285,319	51,755,782
EQ/International ETF Portfolio‡	8,062,482	52,616,370
EQ/International Value PLUS Portfolio‡	11,270,130	147,011,048
EQ/Large Cap Core PLUS Portfolio‡	22,184,638	193,208,604
EQ/Large Cap Growth Index Portfolio‡	15,407,846	194,091,080
EQ/Large Cap Growth PLUS Portfolio‡	19,587,429	488,732,136
EQ/Large Cap Value PLUS Portfolio‡	18,541,155	264,915,355
EQ/MFS International Growth Portfolio‡	58,568,053	$432,027,389
EQ/PIMCO Ultra Short Bond Portfolio‡	59,581,350	589,600,421
Multimanager Core Bond Portfolio‡	11,069,065	109,284,593
Multimanager International Equity Portfolio‡	9,548,987	114,913,455
Multimanager Large Cap Core Equity Portfolio‡	20,096,768	286,688,971
Multimanager Large Cap Value Portfolio‡	20,076,172	272,872,722
Multimanager Mid Cap Growth Portfolio*‡	1,389,415	14,111,819
Multimanager Mid Cap Value Portfolio‡	1,291,330	17,425,307
Multimanager Multi-Sector Bond Portfolio‡	15,618,663	60,178,239
Multimanager Small Cap Growth Portfolio*‡	14,350,584	178,409,513
Multimanager Small Cap Value Portfolio‡	5,364,646	86,767,054

Total Investments (100.0%) (Cost $9,329,445,788)		11,842,642,718
Other Assets Less Liabilities (0.0%)		3,668,824

Net Assets (100%)		$11,846,311,542

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
ATM International Portfolio	$1,093,126,496	$82,503,616	$198,961,884	$1,102,338,381	$38,452,027	$50,836,849
ATM Large Cap Portfolio	1,895,473,199	247,400,824	294,258,509	2,086,031,807	13,646,633	297,913,634
ATM Mid Cap Portfolio	208,010,564	34,817,472	100,379,196	148,397,718	459,347	43,545,645
ATM Small Cap Portfolio	567,426,130	113,963,804	99,464,661	657,023,140	1,369,647	127,079,802
EQ/AllianceBernstein Small Cap Growth Portfolio	376,293,852	41,277,674	41,657,249	466,305,658	1,327,063	47,638,784
EQ/AXA Franklin Small Cap Value Core Portfolio	92,440,979	528,817	13,519,774	106,845,456	365,440	4,181,773
EQ/BlackRock Basic Value Equity Portfolio	242,313,249	5,405,143	23,247,496	301,783,154	5,078,388	6,155,597
EQ/Boston Advisors Equity Income Portfolio	219,237,306	32,169,211	21,470,132	259,204,754	5,444,852	32,590,026
EQ/Core Bond Index Portfolio	1,025,836,360	189,748,924	137,874,710	1,048,267,665	15,198,846	(106,032)
EQ/Davis New York Venture Portfolio	4,810,940	—	4,077,740	—	—	1,246,096

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31,2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/GAMCO Small Company Value Portfolio	$170,594,585	$10,309,082	$23,131,081	$206,644,414	$1,005,039	$13,508,760
EQ/Global Bond PLUS Portfolio	—	6,132,968	—	5,981,383	132	132,836
EQ/Global Multi-Sector Equity Portfolio	222,284,422	2,745,403	29,548,516	236,720,408	2,418,648	(145,424)
EQ/Intermediate Government Bond Portfolio	1,465,710,126	257,740,108	198,696,797	1,496,372,808	7,142,103	(225,923)
EQ/International Core PLUS Portfolio	154,280,569	1,922,567	12,474,738	166,116,114	1,759,190	2,226,808
EQ/International Equity Index Portfolio	64,197,177	7,135,250	18,917,127	51,755,782	1,216,872	9,784,419
EQ/International ETF Portfolio	99,160,945	8,141,568	53,141,779	52,616,370	1,913,798	17,017,790
EQ/International Value PLUS Portfolio	128,068,483	13,544,091	17,657,346	147,011,048	1,926,558	(570,501)
EQ/Large Cap Core PLUS Portfolio	164,965,351	9,004,457	18,748,777	193,208,604	1,352,665	10,710,268
EQ/Large Cap Growth Index Portfolio	182,196,403	10,926,684	21,540,764	194,091,080	2,156,871	30,074,470
EQ/Large Cap Growth PLUS Portfolio	412,190,452	2,717,318	35,536,799	488,732,136	1,912,479	26,594,861
EQ/Large Cap Value PLUS Portfolio	300,189,457	3,736,852	63,669,761	264,915,355	3,246,719	53,434,877
EQ/MFS International Growth Portfolio	402,165,649	37,915,509	46,982,477	432,027,389	4,796,179	9,816,128
EQ/Mid Cap Index Portfolio	11,323,755	—	6,515,069	—	—	7,278,589
EQ/PIMCO Ultra Short Bond Portfolio	542,435,705	124,982,706	73,509,244	589,600,421	5,841,982	(1,513)
EQ/Small Company Index Portfolio	19,476,541	25,132	14,419,783	—	—	10,204,099
Multimanager Core Bond Portfolio	99,483,674	28,903,304	14,685,276	109,284,593	1,933,943	322,254
Multimanager International Equity Portfolio	155,940,093	1,739,032	51,046,363	114,913,455	1,575,654	12,655,183
Multimanager Large Cap Core Equity Portfolio	241,877,883	2,752,964	34,491,685	286,688,971	2,383,356	482,806
Multimanager Large Cap Value Portfolio	288,989,931	4,836,852	91,807,121	272,872,722	4,469,252	4,271,358
Multimanager Mid Cap Growth Portfolio	10,979,740	3,639,544	684,319	14,111,819	—	3,955,225
Multimanager Mid Cap Value Portfolio	12,816,274	99,996	—	17,425,307	99,996	—
Multimanager Multi-Sector Bond Portfolio	54,373,965	15,927,932	7,339,118	60,178,239	2,346,244	11,656
Multimanager Small Cap Growth Portfolio	136,166,399	206,230	13,873,330	178,409,513	—	6,399,615
Multimanager Small Cap Value Portfolio	71,218,145	674,860	13,422,505	86,767,054	632,008	148,893

	$11,136,054,799	$1,303,575,894	$1,796,751,126	$11,842,642,718	$131,471,931	$829,169,708

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31,2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$11,842,642,718	$—	$11,842,642,718

Total Assets	$—	$11,842,642,718	$—	$11,842,642,718

Total Liabilities	$—	$—	$—	$—

Total	$—	$11,842,642,718	$—	$11,842,642,718

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,303,575,894
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,101,385,869

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,536,596,697
Aggregate gross unrealized depreciation	(23,849,094)

Net unrealized appreciation	$2,512,747,603

Federal income tax cost of investments	$9,329,895,115

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $9,329,445,788)	$11,842,642,718
Cash	1,169,791
Receivable for securities sold	9,429,067
Receivable from Separate Accounts for Trust shares sold	2,526,844
Dividends, interest and other receivables	163
Other assets	29,888

Total assets	11,855,798,471

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,935,118
Distribution fees payable - Class B	2,421,029
Administrative fees payable	1,495,565
Investment management fees payable	989,644
Trustees’ fees payable	166,949
Distribution fees payable - Class A	53,480
Accrued expenses	425,144

Total liabilities	9,486,929

NET ASSETS	$11,846,311,542

Net assets were comprised of:
Paid in capital	$12,912,032,959
Accumulated undistributed net investment income (loss)	290,144
Accumulated undistributed net realized gain (loss) on investments	(3,579,208,491)
Net unrealized appreciation (depreciation) on investments	2,513,196,930

Net assets	$11,846,311,542

Class A
Net asset value, offering and redemption price per share, $255,925,830 / 21,957,402 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.66

Class B
Net asset value, offering and redemption price per share, $11,503,301,297 / 986,660,473 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.66

Class K
Net asset value, offering and redemption price per share, $87,084,415 / 7,471,586 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$131,471,931
Interest	5,494

Total income	131,477,425

EXPENSES
Distribution fees - Class B	28,338,527
Administrative fees	17,513,088
Investment management fees	11,577,771
Printing and mailing expenses	1,290,533
Distribution fees - Class A	609,167
Professional fees	293,959
Trustees’ fees	260,943
Custodian fees	160,200
Miscellaneous	148,460

Total expenses	60,192,648

NET INVESTMENT INCOME (LOSS)	71,284,777

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	304,634,743
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	524,534,965

Net realized gain (loss)	829,169,708

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	1,199,763,151

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,028,932,859

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,100,217,636

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$71,284,777	$61,630,966
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	829,169,708	276,458,624
Net change in unrealized appreciation (depreciation) on investments	1,199,763,151	884,866,351

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,100,217,636	1,222,955,941

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(5,065,715)	(1,800,443)
Class B	(228,843,715)	(84,860,266)
Class K	(1,919,527)	(784,113)

	(235,828,957)	(87,444,822)

Distributions from net realized capital gains
Class A	(8,256,099)	(3,555,919)
Class B	(377,794,504)	(167,478,204)
Class K	(2,769,997)	(1,171,020)

	(388,820,600)	(172,205,143)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(624,649,557)	(259,649,965)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,624,463 and 2,212,730 shares, respectively ]	18,245,585	22,243,219
Capital shares issued in reinvestment of dividends and distributions [ 1,161,590 and 524,964 shares, respectively ]	13,321,814	5,356,362
Capital shares repurchased [ (3,286,031) and (4,389,997) shares, respectively ]	(36,856,686)	(44,153,881)

Total Class A transactions	(5,289,287)	(16,554,300)

Class B
Capital shares sold [ 19,003,563 and 16,666,969 shares, respectively ]	212,739,518	167,146,756
Capital shares issued in reinvestment of dividends and distributions [ 52,894,491 and 24,724,479 shares, respectively ]	606,638,219	252,338,470
Capital shares repurchased [ (139,090,766) and (123,982,677) shares, respectively ]	(1,578,917,284)	(1,247,590,949)

Total Class B transactions	(759,539,547)	(828,105,723)

Class K
Capital shares sold [ 973,069 and 459,800 shares, respectively ]	10,879,400	4,629,950
Capital shares issued in reinvestment of dividends and distributions [ 408,624 and 191,528 shares, respectively ]	4,689,524	1,955,133
Capital shares repurchased [ (1,271,465) and (886,582) shares, respectively ]	(14,371,789)	(8,948,988)

Total Class K transactions	1,197,135	(2,363,905)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(763,631,699)	(847,023,928)

TOTAL INCREASE (DECREASE) IN NET ASSETS	711,936,380	116,282,048
NET ASSETS:
Beginning of year	11,134,375,162	11,018,093,114

End of year (a)	$11,846,311,542	$11,134,375,162

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$290,144	$722,890

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$10.27		$9.43		$10.35		$9.70		$8.76

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.06	(e)	0.09	(e)	0.10	(e)	0.15	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	1.95		1.02		(0.58)		1.03		1.80

Total from investment operations	2.02		1.08		(0.49)		1.13		1.95

Less distributions:
Dividends from net investment income	(0.24)		(0.08)		(0.17)		(0.20)		(0.15)
Distributions from net realized gains	(0.39)		(0.16)		(0.26)		(0.28)		(0.86)

Total dividends and distributions	(0.63)		(0.24)		(0.43)		(0.48)		(1.01)

Net asset value, end of year	$11.66		$10.27		$9.43		$10.35		$9.70

Total return	19.86%		11.50%		(4.65)%		11.69%		22.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$255,926		$230,680		$227,348		$324,712		$283,013
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.52	%(j)	0.27	%(k)	0.26	%(m)	0.23	%(m)
Before waivers (f)	0.52%		0.52%		0.27%		0.27%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.64%		0.55%		0.92%		1.01%		1.57%
Before waivers (f)(x)	0.64%		0.55%		0.92%		1.00%		1.52%
Portfolio turnover rate	11%		15%		16%		20%		88%

	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$10.27		$9.43		$10.36		$9.70		$8.76

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.05	(e)	0.10	(e)	0.07	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	1.95		1.03		(0.62)		1.04		1.81

Total from investment operations	2.02		1.08		(0.52)		1.11		1.93

Less distributions:
Dividends from net investment income	(0.24)		(0.08)		(0.15)		(0.17)		(0.13)
Distributions from net realized gains	(0.39)		(0.16)		(0.26)		(0.28)		(0.86)

Total dividends and distributions	(0.63)		(0.24)		(0.41)		(0.45)		(0.99)

Net asset value, end of year	$11.66		$10.27		$9.43		$10.36		$9.70

Total return	19.86%		11.50%		(4.98)%		11.52%		22.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,503,301		$10,828,079		$10,719,111		$12,240,547		$11,531,037
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.52	%(j)	0.52	%(k)	0.51	%(m)	0.48	%(m)
Before waivers (f)	0.52%		0.52%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.61%		0.55%		0.93%		0.73%		1.31%
Before waivers (f)(x)	0.61%		0.55%		0.93%		0.72%		1.26%
Portfolio turnover rate	11%		15%		16%		20%		88%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				December 1, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$10.27		$9.43		$9.73

Income (loss) from investment operations:
Net investment income (loss) (x)	0.10	(e)	0.08	(e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	1.95		1.03		(0.15)

Total from investment operations	2.05		1.11		0.01

Less distributions:
Dividends from net investment income	(0.27)		(0.11)		(0.17)
Distributions from net realized gains	(0.39)		(0.16)		(0.14)

Total dividends and distributions	(0.66)		(0.27)		(0.31)

Net asset value, end of period	$11.66		$10.27		$9.43

Total return (b)	20.16%		11.78%		0.18%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$87,084		$75,616		$71,635
Ratio of expenses to average net assets:
After waivers (a)(f)	0.27	%(j)	0.27	%(j)	0.26	%(k)
Before waivers (a)(f)	0.27%		0.27%		0.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.89%		0.81%		20.10	%(l)
Before waivers (a)(f)(x)	0.89%		0.81%		20.10	%(l)
Portfolio turnover rate	11%		15%		16%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class A, 1.18% for Class B and 0.93% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.94% for Class A, 1.19% for Class B and 0.93% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class A and 1.20% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	26.48%	14.14%	6.07%
Portfolio – Class B Shares*	26.48	13.96	5.86
Portfolio – Class K Shares**	26.80	N/A	19.62
S&P 500 Index	32.39	17.94	7.41
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.20	3.74
8% Barclays Intermediate U.S. Government Bond Index 25% Volatility Managed Index – International/14% Volatility Managed Index – Mid Cap Core/39% Volatility Managed Index – Large Cap Core/12% Volatility Managed Index – Small Cap Core/2% Bank of America Merrill Lynch 3-Month Treasury Bill Index	27.15	14.02	9.03
* Date of inception 7/31/03. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 26.48% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)%, and the 8% Barclays Intermediate U.S. Government Bond Index/25% Volatility Managed Index — International/14% Volatility Managed Index — Mid Cap Core/39% Volatility Managed Index — Large Cap Core/12% Volatility Managed Index — Small Cap Core/2% Bank of America Merrill Lynch 3-MonthTreasury Bill Index 27.15%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (17.8%), large cap value stocks (18.3%), mid cap stocks (18.3%), small cap stocks (11.6%), international stocks (23.2%) and emerging markets stocks (1.4%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (9.4%).

•

The Portfolio’s broad diversification into U.S. large-, mid-, and small-cap companies, as well as international stocks, accounted for the bulk of its gains in 2013, as these sectors produced handsome returns. In addition, the Portfolio’s emphasis on intermediate-term U.S. government bonds avoided the losses incurred by longer-term government bonds and sovereign issues.

•	The Portfolio’s small allocation to fixed-income securities held back returns by a modest margin.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
ATM Large Cap Portfolio	23.1%
ATM International Portfolio	10.1
ATM Small Cap Portfolio	6.1
EQ/Large Cap Value PLUS Portfolio	5.5
EQ/MFS International Growth Portfolio	5.1
EQ/Large Cap Growth PLUS Portfolio	4.6
Multimanager Large Cap Value Portfolio	4.6
EQ/Intermediate Government Bond Portfolio	3.6
EQ/AllianceBernstein Small Cap Growth Portfolio	3.5
EQ/Large Cap Growth Index Portfolio	3.2
EQ/GAMCO Small Company Value Portfolio	3.2
Multimanager Large Cap Core Equity Portfolio	3.1
EQ/Core Bond Index Portfolio	2.5
EQ/International Value PLUS Portfolio	2.3
EQ/BlackRock Basic Value Equity Portfolio	2.2
EQ/Global Multi-Sector Equity Portfolio	2.1
Multimanager Small Cap Growth Portfolio	2.1
EQ/Large Cap Core PLUS Portfolio	1.9
ATM Mid Cap Portfolio	1.7
EQ/International Equity Index Portfolio	1.6
EQ/Boston Advisors Equity Income Portfolio	1.5
EQ/International Core PLUS Portfolio	1.4
EQ/PIMCO Ultra Short Bond Portfolio	1.3
EQ/AXA Franklin Small Cap Value Core Portfolio	1.2
Multimanager International Equity Portfolio	1.0
EQ/International ETF Portfolio	0.5
Multimanager Core Bond Portfolio	0.3
Multimanager Mid Cap Growth Portfolio	0.2
Multimanager Mid Cap Value Portfolio	0.2
Multimanager Small Cap Value Portfolio	0.2
Multimanager Multi-Sector Bond Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,153.43	$2.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.68
Class B
Actual	1,000.00	1,152.37	2.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.68
Class K
Actual	1,000.00	1,154.21	1.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.81	1.41

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.53%, 0.53% and 0.28%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
ATM International Portfolio‡	36,086,121	$386,483,283
ATM Large Cap Portfolio‡	67,155,127	879,557,437
ATM Mid Cap Portfolio‡	6,653,104	66,162,141
ATM Small Cap Portfolio‡	17,862,421	234,065,720
EQ/AllianceBernstein Small Cap Growth Portfolio‡	6,149,530	132,352,075
EQ/AXA Franklin Small Cap Value Core Portfolio‡	3,040,918	44,435,064
EQ/BlackRock Basic Value Equity Portfolio‡	4,165,653	82,554,694
EQ/Boston Advisors Equity Income Portfolio‡	8,266,597	56,004,638
EQ/Core Bond Index Portfolio‡	9,776,523	96,470,259
EQ/GAMCO Small Company Value Portfolio‡	2,194,819	122,755,702
EQ/Global Multi-Sector Equity Portfolio‡	5,301,660	78,409,533
EQ/Intermediate Government Bond Portfolio‡	13,596,559	138,721,859
EQ/International Core PLUS Portfolio‡	5,292,604	54,579,358
EQ/International Equity Index Portfolio‡	6,132,029	60,047,072
EQ/International ETF Portfolio‡	3,182,612	20,769,970
EQ/International Value PLUS Portfolio‡	6,831,713	89,114,973
EQ/Large Cap Core PLUS Portfolio‡	8,157,020	71,040,440
EQ/Large Cap Growth Index Portfolio‡	9,796,990	123,411,690
EQ/Large Cap Growth PLUS Portfolio‡	7,045,752	175,800,779
EQ/Large Cap Value PLUS Portfolio‡	14,542,728	207,785,969
EQ/MFS International Growth Portfolio‡	26,157,707	$192,952,387
EQ/PIMCO Ultra Short Bond Portfolio‡	5,170,286	51,163,704
Multimanager Core Bond Portfolio‡	972,495	9,601,421
Multimanager International Equity Portfolio‡	3,109,736	37,422,870
Multimanager Large Cap Core Equity Portfolio‡	8,392,465	119,722,091
Multimanager Large Cap Value Portfolio‡	12,777,684	173,672,625
Multimanager Mid Cap Growth Portfolio*‡	897,678	9,117,407
Multimanager Mid Cap Value Portfolio‡	594,035	8,015,957
Multimanager Multi-Sector Bond Portfolio‡	1,397,385	5,384,082
Multimanager Small Cap Growth Portfolio*‡	6,302,757	78,357,223
Multimanager Small Cap Value Portfolio‡	357,131	5,776,187

Total Investments (99.9%) (Cost $2,735,945,746)		3,811,708,610
Other Assets Less Liabilities (0.1%)		4,953,282

Net Assets (100%)		$3,816,661,892

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
ATM International Portfolio	$357,491,420	$34,379,028	$47,966,039	$386,483,283	$13,503,029	$17,051,675
ATM Large Cap Portfolio	747,805,547	113,834,508	87,011,591	879,557,437	5,755,213	112,614,088
ATM Mid Cap Portfolio	67,419,616	15,801,583	19,614,318	66,162,141	204,021	15,337,199
ATM Small Cap Portfolio	187,153,020	43,072,632	20,218,887	234,065,720	488,562	44,085,083
EQ/AllianceBernstein Small Cap Growth Portfolio	104,111,115	12,909,393	10,319,746	132,352,075	376,937	12,651,666
EQ/AXA Franklin Small Cap Value Core Portfolio	38,321,901	853,983	6,115,787	44,435,064	152,203	1,779,135
EQ/BlackRock Basic Value Equity Portfolio	67,545,248	2,680,575	7,503,593	82,554,694	1,393,978	3,303,766
EQ/Boston Advisors Equity Income Portfolio	48,962,675	7,977,470	6,781,531	56,004,638	1,181,527	7,804,126
EQ/Core Bond Index Portfolio	91,664,058	19,303,980	11,805,006	96,470,259	1,400,420	(15,161)
EQ/GAMCO Small Company Value Portfolio	94,417,384	6,912,552	7,890,518	122,755,702	593,102	6,218,646
EQ/Global Multi-Sector Equity Portfolio	71,182,870	1,736,627	7,926,860	78,409,533	800,921	(66,963)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Intermediate Government Bond Portfolio	$126,419,396	$31,115,262	$16,208,007	$138,721,859	$662,443	$(14,949)
EQ/International Core PLUS Portfolio	50,270,575	1,163,537	4,609,503	54,579,358	578,720	302,932
EQ/International Equity Index Portfolio	51,395,932	4,128,198	4,051,711	60,047,072	1,398,381	860,725
EQ/International ETF Portfolio	34,287,856	3,579,137	18,177,673	20,769,970	755,459	4,506,977
EQ/International Value PLUS Portfolio	74,137,700	5,927,440	4,238,286	89,114,973	1,163,882	(22,072)
EQ/Large Cap Core PLUS Portfolio	59,712,812	4,160,183	6,889,378	71,040,440	497,985	3,697,011
EQ/Large Cap Growth Index Portfolio	101,714,149	8,067,776	7,458,493	123,411,690	1,366,565	9,629,004
EQ/Large Cap Growth PLUS Portfolio	147,618,702	3,614,483	14,987,917	175,800,779	690,400	9,574,261
EQ/Large Cap Value PLUS Portfolio	170,478,358	4,562,731	13,064,589	207,785,969	2,538,797	5,646,914
EQ/MFS International Growth Portfolio	162,942,447	31,454,739	19,041,426	192,952,387	2,142,542	2,807,659
EQ/Mid Cap Index Portfolio	5,654,217	—	3,405,140	—	—	3,722,615
EQ/PIMCO Ultra Short Bond Portfolio	48,220,261	9,209,248	5,894,281	51,163,704	507,468	642
EQ/Small Company Index Portfolio	6,126,109	20,883	4,820,951	—	—	3,101,327
Multimanager Core Bond Portfolio	10,676,152	325,686	975,812	9,601,421	181,651	33,748
Multimanager International Equity Portfolio	35,517,905	1,098,920	4,479,593	37,422,870	514,104	432,843
Multimanager Large Cap Core Equity Portfolio	97,257,930	2,314,896	11,114,789	119,722,091	992,742	201,791
Multimanager Large Cap Value Portfolio	157,744,047	4,241,506	31,151,102	173,672,625	2,837,946	1,138,744
Multimanager Mid Cap Growth Portfolio	6,486,806	2,351,448	—	9,117,407	—	2,351,448
Multimanager Mid Cap Value Portfolio	5,895,718	46,000	—	8,015,957	46,000	—
Multimanager Multi-Sector Bond Portfolio	6,293,447	328,168	975,700	5,384,082	211,205	6,787
Multimanager Small Cap Growth Portfolio	56,983,369	701,780	4,536,602	78,357,223	—	1,358,321
Multimanager Small Cap Value Portfolio	5,428,636	231,502	1,277,580	5,776,187	43,423	723,352

	$3,297,337,378	$378,105,854	$410,512,409	$3,811,708,610	$42,979,626	$270,823,340

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,811,708,610	$—	$3,811,708,610

Total Assets	$—	$3,811,708,610	$—	$3,811,708,610

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,811,708,610	$—	$3,811,708,610

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$378,105,854
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$477,474,000

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,078,292,964
Aggregate gross unrealized depreciation	(3,252,957)

Net unrealized appreciation	$1,075,040,007

Federal income tax cost of investments	$2,736,668,603

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,735,945,746)	$3,811,708,610
Cash	4,300,088
Receivable for securities sold	4,140,542
Receivable from Separate Accounts for Trust shares sold	354,916
Dividends, interest and other receivables	525
Other assets	9,025

Total assets	3,820,513,706

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,002,897
Distribution fees payable - Class B	772,889
Administrative fees payable	489,957
Investment management fees payable	319,392
Trustees’ fees payable	47,733
Distribution fees payable - Class A	18,483
Accrued expenses	200,463

Total liabilities	3,851,814

NET ASSETS	$3,816,661,892

Net assets were comprised of:
Paid in capital	$4,147,836,656
Accumulated undistributed net investment income (loss)	97,301
Accumulated undistributed net realized gain (loss) on investments	(1,407,034,929)
Net unrealized appreciation (depreciation) on investments	1,075,762,864

Net assets	$3,816,661,892

Class A
Net asset value, offering and redemption price per share, $86,837,603 / 7,274,333 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.94

Class B
Net asset value, offering and redemption price per share, $3,695,543,350 / 309,531,336 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.94

Class K
Net asset value, offering and redemption price per share, $34,280,939 / 2,871,647 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.94

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$42,979,626
Interest	7,163

Total income	42,986,789

EXPENSES
Distribution fees - Class B	8,726,643
Administrative fees	5,437,409
Investment management fees	3,603,229
Printing and mailing expenses	402,075
Distribution fees - Class A	204,490
Custodian fees	173,999
Professional fees	135,792
Trustees’ fees	79,496
Miscellaneous	45,105

Total expenses	18,808,238

NET INVESTMENT INCOME (LOSS)	24,178,551

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	66,961,591
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	203,861,749

Net realized gain (loss)	270,823,340

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	546,777,787

NET REALIZED AND UNREALIZED GAIN (LOSS)	817,601,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$841,779,678

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,178,551	$19,612,138
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	270,823,340	85,755,359
Net change in unrealized appreciation (depreciation) on investments	546,777,787	329,868,722

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	841,779,678	435,236,219

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(2,031,975)	(627,999)
Class B	(84,999,872)	(26,795,118)
Class K	(866,048)	(300,484)

	(87,897,895)	(27,723,601)

Distributions from net realized capital gains
Class A	(2,331,266)	(995,120)
Class B	(98,850,458)	(42,181,053)
Class K	(890,601)	(361,328)

	(102,072,325)	(43,537,501)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(189,970,220)	(71,261,102)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 887,738 and 1,106,567 shares, respectively ]	9,821,501	10,716,033
Capital shares issued in reinvestment of dividends and distributions [ 375,433 and 164,722 shares, respectively ]	4,363,241	1,623,119
Capital shares repurchased [ (1,566,469) and (1,886,207) shares, respectively ]	(17,442,854)	(18,240,847)

Total Class A transactions	(3,258,112)	(5,901,695)

Class B
Capital shares sold [ 18,556,066 and 15,279,813 shares, respectively ]	207,638,705	147,160,201
Capital shares issued in reinvestment of dividends and distributions [ 15,823,158 and 6,998,392 shares, respectively ]	183,850,330	68,976,171
Capital shares repurchased [ (46,654,781) and (47,429,321) shares, respectively ]	(527,329,868)	(457,117,028)

Total Class B transactions	(135,840,833)	(240,980,656)

Class K
Capital shares sold [ 339,064 and 269,955 shares, respectively ]	3,766,974	2,598,192
Capital shares issued in reinvestment of dividends and distributions [ 150,958 and 67,112 shares, respectively ]	1,756,649	661,812
Capital shares repurchased [ (398,477) and (473,172) shares, respectively ]	(4,409,241)	(4,588,711)

Total Class K transactions	1,114,382	(1,328,707)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(137,984,563)	(248,211,058)

TOTAL INCREASE (DECREASE) IN NET ASSETS	513,824,895	115,764,059
NET ASSETS:
Beginning of year	3,302,836,997	3,187,072,938

End of year (a)	$3,816,661,892	$3,302,836,997

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$97,301	$295,952

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.94		$8.90		$10.02		$9.20		$8.15

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.06	(e)	0.07	(e)	0.06	(e)	0.10	(e)
Net realized and unrealized gain (loss) on investments	2.53		1.19		(0.80)		1.16		2.15

Total from investment operations	2.61		1.25		(0.73)		1.22		2.25

Less distributions:
Dividends from net investment income	(0.28)		(0.08)		(0.15)		(0.18)		(0.12)
Distributions from net realized gains	(0.33)		(0.13)		(0.24)		(0.22)		(1.08)

Total dividends and distributions	(0.61)		(0.21)		(0.39)		(0.40)		(1.20)

Net asset value, end of year	$11.94		$9.94		$8.90		$10.02		$9.20

Total return	26.48%		14.15%		(7.19)%		13.33%		27.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$86,838		$75,338		$72,908		$114,201		$97,335
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.52	%(j)	0.29	%(k)	0.28	%(m)	0.24	%(m)
Before waivers (f)	0.52%		0.52%		0.29%		0.28%		0.29%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.70%		0.58%		0.66%		0.67%		1.18%
Before waivers (f)(x)	0.70%		0.58%		0.66%		0.67%		1.14%
Portfolio turnover rate	11%		10%		10%		15%		102%

	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.94		$8.90		$10.02		$9.21		$8.15

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.06	(e)	0.07	(e)	0.04	(e)	0.08	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	2.54		1.19		(0.82)		1.14		2.15

Total from investment operations	2.61		1.25		(0.75)		1.18		2.23

Less distributions:
Dividends from net investment income	(0.28)		(0.08)		(0.13)		(0.15)		(0.09)
Distributions from net realized gains	(0.33)		(0.13)		(0.24)		(0.22)		(1.08)

Total dividends and distributions	(0.61)		(0.21)		(0.37)		(0.37)		(1.17)

Net asset value, end of year	$11.94		$9.94		$8.90		$10.02		$9.21

Total return	26.48%		14.15%		(7.43)%		12.92%		27.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,695,543		$3,199,858		$3,088,209		$3,578,099		$3,306,507
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.52	%(j)	0.54	%(k)	0.53	%(m)	0.50	%(m)
Before waivers (f)	0.52%		0.52%		0.54%		0.53%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.67%		0.59%		0.71%		0.39%		0.97%
Before waivers (f)(x)	0.67%		0.59%		0.71%		0.39%		0.93%
Portfolio turnover rate	11%		10%		10%		15%		102%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				December 1, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$9.94		$8.90		$9.18

Income (loss) from investment operations:
Net investment income (loss) (x)	0.11	(e)	0.08	(e)	0.15	(e)
Net realized and unrealized gain (loss) on investments	2.54		1.20		(0.14)

Total from investment operations	2.65		1.28		0.01

Less distributions:
Dividends from net investment income	(0.32)		(0.11)		(0.15)
Distributions from net realized gains	(0.33)		(0.13)		(0.14)

Total dividends and distributions	(0.65)		(0.24)		(0.29)

Net asset value, end of period	$11.94		$9.94		$8.90

Total return (b)	26.80%		14.44%		0.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,281		$27,641		$25,955
Ratio of expenses to average net assets:
After waivers (a)(f)	0.27	%(j)	0.27	%(j)	0.27	%(k)
Before waivers (a)(f)	0.27%		0.27%		0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.97%		0.87%		19.41	%(l)
Before waivers (a)(f)(x)	0.97%		0.87%		19.41	%(l)
Portfolio turnover rate	11%		10%		10%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.22% for Class A, 1.22% for Class B and 0.97% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.98% for Class A, 1.23% for Class B and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A and 1.25% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM FIXED INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(0.63)%
Barclays U.S. Aggregate Bond Index	(0.97)
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (0.63)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmark, the Barclays U.S. Aggregate Bond Index (0.97)%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 90.7% fixed income investments and 9.3% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw negative performance for government bonds, driven by concerns global liquidity will drive up inflation in coming months, and positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Against this backdrop, the Portfolio slightly outperformed its benchmark.

CHARTERSM FIXED INCOME PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/PIMCO Ultra Short Bond Portfolio	13.7%
EQ/Convertible Securities Portfolio	9.3
EQ/Intermediate Government Bond Portfolio	9.0
EQ/Global Bond PLUS Portfolio	9.0
Multimanager Core Bond Portfolio	8.9
iShares® International Treasury Bond ETF	8.1
EQ/PIMCO Global Real Return Portfolio	7.4
iShares® Floating Rate Bond ETF	6.0
iShares® JP Morgan USD Emerging Markets Bond ETF	5.4
EQ/High Yield Bond Portfolio	4.8
Multimanager Multi-Sector Bond Portfolio	4.6
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	3.6
Eaton Vance Floating-Rate Fund, Institutional Class	3.3
SPDR® Barclays Short Term High Yield Bond ETF	3.0
Vanguard Short-Term Inflation-Protected Securities ETF	1.4
iShares® Global ex USD High Yield Corporate Bond ETF	1.3
PIMCO Foreign Bond Fund Unhedged, Institutional Class	1.0
PowerShares Global Short Term High Yield Bond Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$993.70	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by the 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Eaton Vance Floating-Rate Fund, Institutional Class	14,275	$131,190
EQ/Convertible Securities Portfolio‡	36,607	372,772
EQ/Global Bond PLUS Portfolio‡	38,311	358,149
EQ/High Yield Bond Portfolio‡	19,116	192,989
EQ/Intermediate Government Bond Portfolio‡	35,244	359,582
EQ/PIMCO Global Real Return Portfolio‡	31,525	296,333
EQ/PIMCO Ultra Short Bond Portfolio‡	55,136	545,609
iShares® Floating Rate Bond ETF	4,720	239,398
iShares® Global ex USD High Yield Corporate Bond ETF	900	52,128
iShares® International Treasury Bond ETF	3,240	325,199
iShares® JP Morgan USD Emerging Markets Bond ETF	1,990	215,239
Multimanager Core Bond Portfolio‡	36,147	356,877
Multimanager Multi-Sector Bond Portfolio‡	47,498	183,007
PIMCO Foreign Bond Fund Unhedged, Institutional Class	4,000	40,164
	Number of Shares	Value (Note 1)
PowerShares Global Short Term High Yield Bond Portfolio	320	$8,013
SPDR® Barclays Short Term High Yield Bond ETF	3,880	119,737
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	16,697	143,257
Vanguard Short-Term Inflation-Protected Securities ETF	1,120	55,250

Total Investments (99.1%) (Cost $4,055,380)		3,994,893
Other Assets Less Liabilities (0.9%)		36,877

Net Assets (100%)		$4,031,770

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Convertible Securities Portfolio	$—	$368,819	$3,650	$372,772	$3,200	$20
EQ/Global Bond PLUS Portfolio	—	372,959	3,690	358,149	—	7,324
EQ/High Yield Bond Portfolio	—	203,098	1,827	192,989	9,694	451
EQ/Intermediate Government Bond Portfolio	—	367,323	3,672	359,582	1,705	(2)
EQ/PIMCO Global Real Return Portfolio	—	366,776	60,377	296,333	1,158	(1,707)
EQ/PIMCO Ultra Short Bond Portfolio	—	554,821	3,669	545,609	5,372	1
Multimanager Core Bond Portfolio	—	363,182	1,823	356,877	2,004	— #
Multimanager Multi-Sector Bond Portfolio	—	193,239	1,825	183,007	7,061	(2)

	$—	$2,790,217	$80,533	$2,665,318	$30,194	$6,085

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.
#	Amount represents less than $0.50.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,014,964	$—	$—	$1,014,964
Investment Companies	314,611	2,665,318	—	2,979,929

Total Assets	$1,329,575	$2,665,318	$—	$3,994,893

Total Liabilities	$—	$—	$—	$—

Total	$1,329,575	$2,665,318	$—	$3,994,893

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,825,514
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$762,325

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,948
Aggregate gross unrealized depreciation	(68,671)

Net unrealized depreciation	$(60,723)

Federal income tax cost of investments	$4,055,616

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,709,684)	$2,665,318
Unaffiliated Issuers (Cost $1,345,696)	1,329,575
Cash	70,396
Receivable from investment manager	28,169
Deferred offering cost	14,593
Dividends, interest and other receivables	2,171
Receivable for securities sold	21

Total assets	4,110,243

LIABILITIES
Payable for securities purchased	55,235
Distribution fees payable - Class B	852
Payable to Separate Accounts for Trust shares redeemed	2
Trustees’ fees payable	1
Accrued expenses	22,383

Total liabilities	78,473

NET ASSETS	$4,031,770

Net assets were comprised of:
Paid in capital	$4,100,066
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(7,809)
Net unrealized appreciation (depreciation) on investments	(60,487)

Net assets	$4,031,770

Class B
Net asset value, offering and redemption price per share, $4,031,770 / 411,703 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.79

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($30,194 of dividend income received from affiliates)	$40,943
Interest	22

Total income	40,965

EXPENSES
Professional fees	45,287
Administrative fees	6,538
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,696
Investment management fees	1,018
Printing and mailing expenses	126
Trustees’ fees	3
Miscellaneous	927

Gross expenses	63,581
Less: Waiver from investment manager	(7,556)
Reimbursement from investment manager	(51,615)

Net expenses	4,410

NET INVESTMENT INCOME (LOSS)	36,555

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(1,705) of realized gain (loss) from affiliates)	(7,810)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	7,790

Net realized gain (loss)	(20)

Net change in unrealized appreciation (depreciation) on investments ($(44,366) of change in unrealized appreciation (depreciation) from affiliates)	(60,487)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(60,507)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,952)

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$36,555
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(20)
Net change in unrealized appreciation (depreciation) on investments	(60,487)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,952)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(45,191)
Distributions from net realized capital gains
Class B	(3,835)
Return of capital
Class B	(10,639)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(59,665)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 405,613 shares ]	4,055,764
Capital shares issued in reinvestment of dividends and distributions [ 6,094 shares ]	59,665
Capital shares repurchased [ (4) shares ]	(42)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,115,387

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,031,770
NET ASSETS:
Beginning of period	—

End of period (a)	$4,031,770

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)
Net realized and unrealized gain (loss) on investments	(0.15)

Total from investment operations	(0.06)

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized capital gains	(0.01)
Return of capital	(0.03)

Total dividends and distributions	(0.15)

Net asset value, end of period	$9.79

Total return (b)	(0.63)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.39	%(l)
Before waivers and reimbursements (a)(f)(x)	2.21	%(l)
Portfolio turnover rate (z)	19%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	0.25%
Dow Jones Moderately Conservative Portfolio Index	0.33
20% MSCI AC World (Net) Index/75% Barclays U.S. Aggregate Bond Index/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index	(0.22)
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 0.25% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Dow Jones Moderately Conservative Portfolio Index 0.33%, and the 20% MSCI AC World (Net) Index/75% Barclays U.S. Aggregate Bond Index/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index (0.22)%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 20.3% equity investments, 66.5% fixed income investments and 13.2% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Government bonds generally fell, driven by concerns global liquidity will drive up inflation in coming months, but were slightly offset by positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio roughly matched its primary benchmark and outperformed its composite benchmark.

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/PIMCO Ultra Short Bond Portfolio	10.7%
Multimanager Core Bond Portfolio	9.0
EQ/Convertible Securities Portfolio	7.8
EQ/Intermediate Government Bond Portfolio	6.9
EQ/Global Bond PLUS Portfolio	6.9
EQ/PIMCO Global Real Return Portfolio	5.8
iShares® International Treasury Bond ETF	5.1
EQ/High Yield Bond Portfolio	4.6
iShares® Floating Rate Bond ETF	4.1
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	3.5
iShares® JP Morgan USD Emerging Markets Bond ETF	3.3
Eaton Vance Floating-Rate Fund, Institutional Class	2.5
SPDR® Barclays Short Term High Yield Bond ETF	2.2
EQ/Capital Guardian Research Portfolio	2.1
EQ/Morgan Stanley Mid Cap Growth Portfolio	1.5
Multimanager Mid Cap Value Portfolio	1.5
EQ/MFS International Growth Portfolio	1.5
EQ/International Value PLUS Portfolio	1.4
EQ/GAMCO Mergers and Acquisitions Portfolio	1.2
EQ/GAMCO Small Company Value Portfolio	1.1
EQ/Invesco Comstock Portfolio	1.1
EQ/Wells Fargo Omega Growth Portfolio	1.1
EQ/AllianceBernstein Small Cap Growth Portfolio	1.1
EQ/International Core PLUS Portfolio	1.1
EQ/Emerging Markets Equity PLUS Portfolio	1.0
PIMCO Foreign Bond Fund Unhedged, Institutional Class	1.0
Vanguard Short-Term Inflation-Protected Securities ETF	1.0
EQ/T. Rowe Price Growth Stock Portfolio	1.0
EQ/BlackRock Basic Value Equity Portfolio	1.0
PowerShares DB G10 Currency Harvest Fund	0.8
PowerShares S&P 500 BuyWrite Portfolio	0.7
iShares® MSCI EAFE Small-Cap ETF	0.7
iShares® Global Infrastructure ETF	0.6
AXA SmartBeta™ Equity Portfolio	0.6
EQ/Low Volatility Global ETF Portfolio	0.5
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	0.5
Templeton Global Smaller Companies, Advisor Class	0.5
Templeton Emerging Markets Small Cap, Advisor Class	0.5
iShares® Micro-Cap ETF	0.5
iShares® U.S. Oil & Gas Exploration & Production ETF	0.4
EQ/Real Estate PLUS Portfolio	0.3
PowerShares DB Commodity Index Tracking Fund	0.2
PowerShares DB Gold Fund	0.2
BlackRock Global Long/Short Credit Fund, Institutional Class	0.2
AQR Managed Futures Strategy, Institutional Class	0.2
EQ/Energy ETF Portfolio	0.2
EQ/Natural Resources PLUS Portfolio	0.2
PowerShares DB Base Metals Fund	0.1
PowerShares DB Silver Fund	0.0	#
# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,002.50	$1.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	867	$9,178
AXA SmartBeta™ Equity Portfolio‡	2,546	26,023
BlackRock Global Long/Short Credit Fund, Institutional Class	918	9,924
Eaton Vance Floating-Rate Fund, Institutional Class	12,506	114,927
EQ/AllianceBernstein Small Cap Growth Portfolio‡	2,399	51,636
EQ/BlackRock Basic Value Equity Portfolio‡	2,229	44,175
EQ/Capital Guardian Research Portfolio‡	5,038	95,302
EQ/Convertible Securities Portfolio‡	35,643	362,959
EQ/Emerging Markets Equity PLUS Portfolio‡	5,124	48,319
EQ/Energy ETF Portfolio‡	857	8,551
EQ/GAMCO Mergers and Acquisitions Portfolio‡	4,052	53,838
EQ/GAMCO Small Company Value Portfolio‡	935	52,271
EQ/Global Bond PLUS Portfolio‡	33,988	317,744
EQ/High Yield Bond Portfolio‡	20,957	211,577
EQ/Intermediate Government Bond Portfolio‡	31,246	318,791
EQ/International Core PLUS Portfolio‡	4,846	49,979
EQ/International Value PLUS Portfolio‡	5,156	67,262
EQ/Invesco Comstock Portfolio‡	3,721	52,021
EQ/Low Volatility Global ETF Portfolio‡	2,585	25,421
EQ/MFS International Growth Portfolio‡	9,208	67,925
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	3,468	71,092
EQ/Natural Resources PLUS Portfolio‡	828	8,532
EQ/PIMCO Global Real Return Portfolio‡	28,461	267,530
EQ/PIMCO Ultra Short Bond Portfolio‡	49,817	492,972
EQ/Real Estate PLUS Portfolio‡	1,686	16,228
EQ/T. Rowe Price Growth Stock Portfolio*‡	1,317	44,267
EQ/Wells Fargo Omega Growth Portfolio‡	4,216	51,973
iShares® Floating Rate Bond ETF	3,700	187,664
iShares® Global Infrastructure ETF	670	26,090
iShares® International Treasury Bond ETF	2,340	234,866
iShares® JP Morgan USD Emerging Markets Bond ETF	1,430	154,669
iShares® Micro-Cap ETF	280	21,062
iShares® MSCI EAFE Small-Cap ETF	600	30,588
iShares® U.S. Oil & Gas Exploration & Production ETF	200	16,464
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	1,308	$24,666
Multimanager Core Bond Portfolio‡	42,296	417,583
Multimanager Mid Cap Value Portfolio‡	5,100	68,821
PIMCO Foreign Bond Fund Unhedged, Institutional Class	4,564	45,825
PowerShares DB Base Metals Fund*	290	4,889
PowerShares DB Commodity Index Tracking Fund*	460	11,799
PowerShares DB G10 Currency Harvest Fund*	1,520	38,638
PowerShares DB Gold Fund*	250	10,090
PowerShares DB Silver Fund*	30	969
PowerShares S&P 500 BuyWrite Portfolio*	1,580	32,785
SPDR® Barclays Short Term High Yield Bond ETF	3,370	103,998
Templeton Emerging Markets Small Cap, Advisor Class	1,898	22,799
Templeton Global Smaller Companies, Advisor Class	2,661	24,057
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	18,750	160,876
Vanguard Short-Term Inflation-Protected Securities ETF	910	44,890

Total Investments (98.2%) (Cost $4,663,768)		4,624,505
Other Assets Less Liabilities (1.8%)		85,759

Net Assets (100%)		$4,710,264

*	Non-income producing
‡	Affiliated company as defined under the Investment Company Act of 1940

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$26,001	$548	$26,023	$151	$— #
EQ/AllianceBernstein Small Cap Growth Portfolio	—	54,119	952	51,636	137	3,617
EQ/BlackRock Basic Value Equity Portfolio	—	43,767	908	44,175	683	4
EQ/Capital Guardian Research Portfolio	—	94,828	1,865	95,302	1,378	— #
EQ/Convertible Securities Portfolio	—	363,679	7,586	362,959	2,877	10
EQ/Emerging Markets Equity PLUS Portfolio	—	50,598	925	48,319	337	(6)
EQ/Energy ETF Portfolio	—	8,745	183	8,551	128	(1)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	56,727	1,445	53,838	314	1,833
EQ/GAMCO Small Company Value Portfolio	—	51,860	948	52,271	210	1,289
EQ/Global Bond PLUS Portfolio	—	333,634	7,006	317,744	—	5,981
EQ/High Yield Bond Portfolio	—	224,456	4,449	211,577	9,810	460
EQ/Intermediate Government Bond Portfolio	—	329,039	6,998	318,791	1,389	4
EQ/International Core PLUS Portfolio	—	50,751	922	49,979	490	(3)
EQ/International Value PLUS Portfolio	—	68,374	1,323	67,262	773	(5)
EQ/Invesco Comstock Portfolio	—	52,178	914	52,021	1,917	5
EQ/Low Volatility Global ETF Portfolio	—	26,262	550	25,421	411	(2)
EQ/MFS International Growth Portfolio	—	70,238	1,466	67,925	689	609
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	71,215	1,305	71,092	—	3,628
EQ/Natural Resources PLUS Portfolio	—	8,724	183	8,532	108	(1)
EQ/PIMCO Global Real Return Portfolio	—	328,701	52,812	267,530	945	(776)
EQ/PIMCO Ultra Short Bond Portfolio	—	504,714	7,001	492,972	4,600	1
EQ/Real Estate PLUS Portfolio	—	17,551	368	16,228	301	14
EQ/T. Rowe Price Growth Stock Portfolio	—	43,084	910	44,267	—	3
EQ/Wells Fargo Omega Growth Portfolio	—	59,820	915	51,973	—	9,564
Multimanager Core Bond Portfolio	—	429,820	7,005	417,583	2,170	(3)
Multimanager Mid Cap Value Portfolio	—	67,968	1,313	68,821	368	5

	$—	$3,436,853	$110,800	$3,292,792	$30,186	$26,230

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.
#	Amount represents less than $0.50.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$919,461	$—	$—	$919,461
Investment Companies	412,252	3,292,792	—	3,705,044

Total Assets	$1,331,713	$3,292,792	$—	$4,624,505

Total Liabilities	$—	$—	$—	$—

Total	$1,331,713	$3,292,792	$—	$4,624,505

There were no transfers between Level 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,415,872
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$742,971

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,652
Aggregate gross unrealized depreciation	(64,948)

Net unrealized depreciation	$(41,296)

Federal income tax cost of investments	$4,665,801

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,326,053)	$3,292,792
Unaffiliated Issuers (Cost $1,337,715)	1,331,713
Cash	362,895
Receivable from Separate Accounts for Trust shares sold	28,466
Receivable from investment manager	28,092
Deferred offering cost	14,593
Dividends, interest and other receivables	1,365

Total assets	5,059,916

LIABILITIES
Payable for securities purchased	326,415
Distribution fees payable - Class B	901
Trustees’ fees payable	1
Accrued expenses	22,335

Total liabilities	349,652

NET ASSETS	$4,710,264

Net assets were comprised of:
Paid in capital	$4,754,968
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(5,441)
Net unrealized appreciation (depreciation) on investments	(39,263)

Net assets	$4,710,264

Class B
Net asset value, offering and redemption price per share, $4,710,264 / 476,727 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.88

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($30,186 of dividend income received from affiliates)	$39,436
Interest	22

Total income	39,458

EXPENSES
Professional fees	45,287
Administrative fees	6,568
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,746
Investment management fees	1,048
Printing and mailing expenses	126
Trustees’ fees	3
Miscellaneous	926

Gross expenses	63,690
Less: Waiver from investment manager	(7,616)
Reimbursement from investment manager	(51,535)

Net expenses	4,539

NET INVESTMENT INCOME (LOSS)	34,919

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(746) of realized gain (loss) from affiliates)	(9,133)
Net distributions of realized gain received from Underlying Portfolios ($26,976 received from affiliates)	27,062

Net realized gain (loss)	17,929

Net change in unrealized appreciation (depreciation) on investments ($(33,261) of change in unrealized appreciation (depreciation) from affiliates)	(39,263)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,334)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,585

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,919
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	17,929
Net change in unrealized appreciation (depreciation) on investments	(39,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,585

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(49,032)
Distributions from net realized capital gains
Class B	(13,989)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(63,021)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 476,000 shares ]	4,753,185
Capital shares issued in reinvestment of dividends and distributions [ 6,398 shares ]	63,021
Capital shares repurchased [ (5,671) shares ]	(56,506)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,759,700

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,710,264
NET ASSETS:
Beginning of period	—

End of period (a)	$4,710,264

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)
Net realized and unrealized gain (loss) on investments	(0.06)

Total from investment operations	0.02

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.14)

Net asset value, end of period	$9.88

Total return (b)	0.25%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,710
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.00	%(l)
Before waivers and reimbursements (a)(f)(x)	1.91	%(l)
Portfolio turnover rate (z)	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM MODERATE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	0.84%
Dow Jones Moderately Conservative Portfolio Index	0.33
35% MSCI AC World (Net) Index/55% Barclays U.S. Aggregate Bond Index/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.36
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 0.84% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Dow Jones Moderately Conservative Portfolio Index 0.33%, and the 35% MSCI AC World (Net) Index/55% Barclays U.S. Aggregate Bond Index/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index 0.36%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 35.3% equity investments, 48.5% fixed income investments and 16.2% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Government bonds generally fell, driven by concerns global liquidity will drive up inflation in coming months, but were slightly offset by positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio outperformed both its primary benchmark and composite benchmark.

CHARTERSM MODERATE PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/PIMCO Ultra Short Bond Portfolio	9.6%
EQ/Convertible Securities Portfolio	6.4
EQ/Intermediate Government Bond Portfolio	4.9
Multimanager Core Bond Portfolio	4.9
EQ/Global Bond PLUS Portfolio	4.9
EQ/PIMCO Global Real Return Portfolio	4.1
iShares® International Treasury Bond ETF	3.9
EQ/Capital Guardian Research Portfolio	3.6
EQ/High Yield Bond Portfolio	3.3
iShares® Floating Rate Bond ETF	3.1
iShares® JP Morgan USD Emerging Markets Bond ETF	2.9
EQ/Morgan Stanley Mid Cap Growth Portfolio	2.8
Multimanager Mid Cap Value Portfolio	2.7
EQ/International Value PLUS Portfolio	2.6
EQ/MFS International Growth Portfolio	2.6
EQ/GAMCO Mergers and Acquisitions Portfolio	2.2
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	2.0
EQ/Invesco Comstock Portfolio	1.9
EQ/Wells Fargo Omega Growth Portfolio	1.9
EQ/T. Rowe Price Growth Stock Portfolio	1.9
EQ/BlackRock Basic Value Equity Portfolio	1.9
EQ/International Core PLUS Portfolio	1.9
Eaton Vance Floating-Rate Fund, Institutional Class	1.8
EQ/Emerging Markets Equity PLUS Portfolio	1.8
EQ/GAMCO Small Company Value Portfolio	1.8
EQ/AllianceBernstein Small Cap Growth Portfolio	1.7
SPDR® Barclays Short Term High Yield Bond ETF	1.6
PowerShares DB G10 Currency Harvest Fund	1.1
AXA SmartBeta™ Equity Portfolio	0.9
iShares® Global Infrastructure ETF	0.9
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	0.9
EQ/Low Volatility Global ETF Portfolio	0.9
Templeton Global Smaller Companies, Advisor Class	0.9
PowerShares S&P 500 BuyWrite Portfolio	0.9
EQ/Real Estate PLUS Portfolio	0.9
iShares® Micro-Cap ETF	0.9
Templeton Emerging Markets Small Cap, Advisor Class	0.9
iShares® MSCI EAFE Small-Cap ETF	0.8
AQR Managed Futures Strategy, Institutional Class	0.8
PIMCO Foreign Bond Fund Unhedged, Institutional Class	0.7
PowerShares DB Gold Fund	0.7
Vanguard Short-Term Inflation-Protected Securities ETF	0.7
iShares® U.S. Oil & Gas Exploration & Production ETF	0.5
BlackRock Global Long/Short Credit Fund, Institutional Class	0.4
EQ/Natural Resources PLUS Portfolio	0.4
EQ/Energy ETF Portfolio	0.4
PowerShares DB Commodity Index Tracking Fund	0.4
PowerShares DB Base Metals Fund	0.2
PowerShares DB Silver Fund	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

CHARTERSM MODERATE PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,008.40	$1.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect the actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	3,369	$35,673
AXA SmartBeta™ Equity Portfolio‡	3,950	40,369
BlackRock Global Long/Short Credit Fund, Institutional Class	1,586	17,147
Eaton Vance Floating-Rate Fund, Institutional Class	8,311	76,379
EQ/AllianceBernstein Small Cap Growth Portfolio‡	3,431	73,843
EQ/BlackRock Basic Value Equity Portfolio‡	4,130	81,839
EQ/Capital Guardian Research Portfolio‡	8,158	154,322
EQ/Convertible Securities Portfolio‡	26,825	273,159
EQ/Emerging Markets Equity PLUS Portfolio‡	8,070	76,102
EQ/Energy ETF Portfolio‡	1,593	15,896
EQ/GAMCO Mergers and Acquisitions Portfolio‡	6,905	91,744
EQ/GAMCO Small Company Value Portfolio‡	1,338	74,810
EQ/Global Bond PLUS Portfolio‡	22,446	209,838
EQ/High Yield Bond Portfolio‡	14,071	142,060
EQ/Intermediate Government Bond Portfolio‡	20,632	210,498
EQ/International Core PLUS Portfolio‡	7,649	78,875
EQ/International Value PLUS Portfolio‡	8,504	110,932
EQ/Invesco Comstock Portfolio‡	5,888	82,328
EQ/Low Volatility Global ETF Portfolio‡	4,003	39,369
EQ/MFS International Growth Portfolio‡	14,914	110,015
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	5,745	117,787
EQ/Natural Resources PLUS Portfolio‡	1,660	17,105
EQ/PIMCO Global Real Return Portfolio‡	18,726	176,021
EQ/PIMCO Ultra Short Bond Portfolio‡	41,368	409,362
EQ/Real Estate PLUS Portfolio‡	3,854	37,101
EQ/T. Rowe Price Growth Stock Portfolio*‡	2,440	82,007
EQ/Wells Fargo Omega Growth Portfolio*‡	6,670	82,236
iShares® Floating Rate Bond ETF	2,600	131,872
iShares® Global Infrastructure ETF	1,020	39,719
iShares® International Treasury Bond ETF	1,670	167,618
iShares® JP Morgan USD Emerging Markets Bond ETF	1,140	123,302
iShares® Micro-Cap ETF	490	36,858
iShares® MSCI EAFE Small-Cap ETF	700	35,686
iShares® U.S. Oil & Gas Exploration & Production ETF	280	23,050
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	2,104	39,681
Multimanager Core Bond Portfolio‡	21,262	209,922
Multimanager Mid Cap Value Portfolio‡	8,427	113,712

	Number of Shares	Value (Note 1)
PIMCO Foreign Bond Fund Unhedged, Institutional Class	3,145	$31,572
PowerShares DB Base Metals Fund*	470	7,924
PowerShares DB Commodity Index Tracking Fund*	600	15,390
PowerShares DB G10 Currency Harvest Fund*	1,810	46,010
PowerShares DB Gold Fund*	770	31,077
PowerShares DB Silver Fund*	80	2,583
PowerShares S&P 500 BuyWrite Portfolio	1,870	38,802
SPDR® Barclays Short Term High Yield Bond ETF	2,230	68,818
Templeton Emerging Markets Small Cap, Advisor Class	3,043	36,542
Templeton Global Smaller Companies, Advisor Class	4,315	39,004
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	9,846	84,477
Vanguard Short-Term Inflation-Protected Securities ETF	610	30,091

Total Investments (95.3%) (Cost $4,296,432)		4,270,527
Other Assets Less Liabilities (4.7%)		210,198

Net Assets (100%)		$4,480,725

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$39,995	$550	$40,369	$239	$(2)
EQ/AllianceBernstein Small Cap Growth Portfolio	—	76,977	988	73,843	197	5,216
EQ/BlackRock Basic Value Equity Portfolio	—	80,188	994	81,839	1,300	(1)
EQ/Capital Guardian Research Portfolio	—	152,224	1,896	154,322	2,278	(3)
EQ/Convertible Securities Portfolio	—	271,150	3,466	273,159	2,220	2
EQ/Emerging Markets Equity PLUS Portfolio	—	79,429	998	76,102	540	(4)
EQ/Energy ETF Portfolio	—	16,145	220	15,896	243	(1)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	105,476	11,148	91,744	566	3,280
EQ/GAMCO Small Company Value Portfolio	—	73,718	984	74,810	303	1,856
EQ/Global Bond PLUS Portfolio	—	218,971	2,989	209,838	—	4,048
EQ/High Yield Bond Portfolio	—	149,671	1,884	142,060	6,740	314
EQ/Intermediate Government Bond Portfolio	—	215,744	2,975	210,498	939	1
EQ/International Core PLUS Portfolio	—	79,673	997	78,875	785	(3)
EQ/International Value PLUS Portfolio	—	112,109	1,453	110,932	1,295	(6)
EQ/Invesco Comstock Portfolio	—	81,968	993	82,328	3,079	1
EQ/Low Volatility Global ETF Portfolio	—	40,408	551	39,369	651	(2)
EQ/MFS International Growth Portfolio	—	112,981	1,453	110,015	1,145	1,017
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	116,897	1,442	117,787	—	6,089
EQ/Natural Resources PLUS Portfolio	—	23,451	6,307	17,105	221	(81)
EQ/PIMCO Global Real Return Portfolio	—	215,564	33,591	176,021	638	(600)
EQ/PIMCO Ultra Short Bond Portfolio	—	416,354	2,976	409,362	3,908	— #
EQ/Real Estate PLUS Portfolio	—	40,005	464	37,101	713	37
EQ/T. Rowe Price Growth Stock Portfolio	—	78,889	994	82,007	—	— #
EQ/Wells Fargo Omega Growth Portfolio	—	94,240	994	82,236	—	15,351
Multimanager Core Bond Portfolio	—	215,914	2,975	209,922	1,108	1
Multimanager Mid Cap Value Portfolio	—	111,432	1,449	113,712	617	(1)

	$—	$3,219,573	$85,731	$3,111,252	$29,725	$36,509

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.
#	Amount represents less than $0.50.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$798,800	$—	$—	$798,800
Investment Companies	360,475	3,111,252	—	3,471,727

Total Assets	$1,159,275	$3,111,252	$—	$4,270,527

Total Liabilities	$—	$—	$—	$—

Total	$1,159,275	$3,111,252	$—	$4,270,527

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,907,386
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$603,420

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$35,835
Aggregate gross unrealized depreciation	(62,125)

Net unrealized depreciation	$(26,290)

Federal income tax cost of investments	$4,296,817

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,133,842)	$3,111,252
Unaffiliated Issuers (Cost $1,162,590)	1,159,275
Cash	70,838
Receivable from Separate Accounts for Trust shares sold	155,687
Receivable from investment manager	28,127
Deferred offering cost	14,593
Dividends, interest and other receivables	1,092

Total assets	4,540,864

LIABILITIES
Payable for securities purchased	37,000
Distribution fees payable - Class B	879
Payable to Separate Accounts for Trust shares redeemed	3
Trustees’ fees payable	1
Accrued expenses	22,256

Total liabilities	60,139

NET ASSETS	$4,480,725

Net assets were comprised of:
Paid in capital	$4,502,667
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	3,963
Net unrealized appreciation (depreciation) on investments	(25,905)

Net assets	$4,480,725

Class B
Net asset value, offering and redemption price per share, $4,480,725 / 451,137 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.93

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($29,725 of dividend income received from affiliates)	$38,072
Interest	19

Total income	38,091

EXPENSES
Professional fees	45,287
Administrative fees	6,556
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,725
Investment management fees	1,035
Printing and mailing expenses	126
Trustees’ fees	3
Miscellaneous	927

Gross expenses	63,645
Less: Waiver from investment manager	(7,591)
Reimbursement from investment manager	(51,569)

Net expenses	4,485

NET INVESTMENT INCOME (LOSS)	33,606

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(712) of realized gain (loss) from affiliates)	(7,534)
Net distributions of realized gain received from Underlying Portfolios ($37,221 received from affiliates)	37,574

Net realized gain (loss)	30,040

Net change in unrealized appreciation (depreciation) on investments ($(22,590) of change in unrealized appreciation (depreciation) from affiliates)	(25,905)

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,741

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,606
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	30,040
Net change in unrealized appreciation (depreciation) on investments	(25,905)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,741

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(50,571)
Distributions from net realized capital gains
Class B	(13,823)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(64,394)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 446,364 shares ]	4,460,409
Capital shares issued in reinvestment of dividends and distributions [ 6,518 shares ]	64,394
Capital shares repurchased [ (1,745) shares ]	(17,425)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,507,378

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,480,725
NET ASSETS:
Beginning of period	—

End of period (a)	$4,480,725

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)
Net realized and unrealized gain (loss) on investments	—	#

Total from investment operations	0.08

Less distributions:
Dividends from net investment income	(0.12)
Distributions from realized gains	(0.03)

Total dividends and distributions	(0.15)

Net asset value, end of period	$9.93

Total return (b)	0.84%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,481
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	4.87	%(l)
Before waivers and reimbursements (a)(f)(x)	1.74	%(l)
Portfolio turnover rate (z)	15%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	1.30%
Dow Jones Moderate Portfolio Index	1.34
45% MSCI AC World (Net) Index/40% Barclays U.S. Aggregate Bond Index/15% Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.77
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 1.30% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Dow Jones Moderate Portfolio Index 1.34%, and the 45% MSCI AC World (Net) Index/40% Barclays U.S. Aggregate Bond Index/15% Bank of America Merrill Lynch 3-Month Treasury Bill Index 0.77%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 45.0% equity investments, 35.8% fixed income investments and 19.2% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Government bonds generally fell, driven by concerns global liquidity will drive up inflation in coming months, but were slightly offset by positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio roughly matched its primary benchmark and outperformed its composite benchmark.

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/PIMCO Ultra Short Bond Portfolio	6.9%
EQ/Convertible Securities Portfolio	5.3
EQ/Capital Guardian Research Portfolio	4.6
EQ/Intermediate Government Bond Portfolio	3.7
Multimanager Core Bond Portfolio	3.7
EQ/Global Bond PLUS Portfolio	3.6
EQ/Morgan Stanley Mid Cap Growth Portfolio	3.6
Multimanager Mid Cap Value Portfolio	3.5
EQ/International Value PLUS Portfolio	3.4
EQ/MFS International Growth Portfolio	3.3
EQ/PIMCO Global Real Return Portfolio	3.0
iShares® International Treasury Bond ETF	2.9
iShares® Floating Rate Bond ETF	2.7
EQ/GAMCO Mergers and Acquisitions Portfolio	2.7
iShares® JP Morgan USD Emerging Markets Bond ETF	2.6
EQ/Wells Fargo Omega Growth Portfolio	2.5
EQ/Invesco Comstock Portfolio	2.5
EQ/High Yield Bond Portfolio	2.4
EQ/GAMCO Small Company Value Portfolio	2.4
EQ/T. Rowe Price Growth Stock Portfolio	2.3
EQ/AllianceBernstein Small Cap Growth Portfolio	2.3
EQ/BlackRock Basic Value Equity Portfolio	2.3
EQ/International Core PLUS Portfolio	2.2
EQ/Emerging Markets Equity PLUS Portfolio	2.1
AQR Managed Futures Strategy, Institutional Class	1.4
EQ/Real Estate PLUS Portfolio	1.4
Eaton Vance Floating-Rate Fund, Institutional Class	1.3
PowerShares DB G10 Currency Harvest Fund	1.3
iShares® Global Infrastructure ETF	1.3
iShares® Micro-Cap ETF	1.2
PowerShares DB Gold Fund	1.2
Templeton Global Smaller Companies, Advisor Class	1.2
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	1.2
SPDR® Barclays Short Term High Yield Bond ETF	1.2
PowerShares S&P 500 BuyWrite Portfolio	1.1
AXA SmartBeta™ Equity Portfolio	1.1
EQ/Low Volatility Global ETF Portfolio	1.1
Templeton Emerging Markets Small Cap, Advisor Class	1.1
iShares® MSCI EAFE Small-Cap ETF	1.0
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	0.8
EQ/Energy ETF Portfolio	0.7
EQ/Natural Resources PLUS Portfolio	0.7
BlackRock Global Long/Short Credit Fund, Institutional Class	0.6
PowerShares DB Commodity Index Tracking Fund	0.6
iShares® U.S. Oil & Gas Exploration & Production ETF	0.6
Vanguard Short-Term Inflation-Protected Securities ETF	0.6
PIMCO Foreign Bond Fund Unhedged, Institutional Class	0.5
PowerShares DB Base Metals Fund	0.2
PowerShares DB Silver Fund	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,013.00	$1.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	5,835	$61,797
AXA SmartBeta™ Equity Portfolio‡	4,890	49,983
BlackRock Global Long/Short Credit Fund, Institutional Class	2,541	27,465
Eaton Vance Floating-Rate Fund, Institutional Class	6,085	55,921
EQ/AllianceBernstein Small Cap Growth Portfolio‡	4,712	101,407
EQ/BlackRock Basic Value Equity Portfolio‡	5,111	101,282
EQ/Capital Guardian Research Portfolio‡	10,642	201,307
EQ/Convertible Securities Portfolio‡	22,782	231,990
EQ/Emerging Markets Equity PLUS Portfolio‡	9,909	93,438
EQ/Energy ETF Portfolio‡	2,946	29,391
EQ/GAMCO Mergers and Acquisitions Portfolio‡	8,957	119,014
EQ/GAMCO Small Company Value Portfolio‡	1,838	102,813
EQ/Global Bond PLUS Portfolio‡	17,075	159,627
EQ/High Yield Bond Portfolio‡	10,430	105,297
EQ/Intermediate Government Bond Portfolio‡	15,701	160,197
EQ/International Core PLUS Portfolio‡	9,472	97,678
EQ/International Value PLUS Portfolio‡	11,284	147,194
EQ/Invesco Comstock Portfolio‡	7,860	109,894
EQ/Low Volatility Global ETF Portfolio‡	4,947	48,653
EQ/MFS International Growth Portfolio‡	19,737	145,587
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	7,626	156,352
EQ/Natural Resources PLUS Portfolio‡	2,842	29,294
EQ/PIMCO Global Real Return Portfolio‡	13,898	130,641
EQ/PIMCO Ultra Short Bond Portfolio‡	30,450	301,320
EQ/Real Estate PLUS Portfolio‡	6,278	60,447
EQ/T. Rowe Price Growth Stock Portfolio*‡	3,029	101,778
EQ/Wells Fargo Omega Growth Portfolio*‡	8,918	109,948
iShares® Floating Rate Bond ETF	2,350	119,192
iShares® Global Infrastructure ETF	1,410	54,905
iShares® International Treasury Bond ETF	1,250	125,465
iShares® JP Morgan USD Emerging Markets Bond ETF	1,060	114,650
iShares® Micro-Cap ETF	720	54,158
iShares® MSCI EAFE Small-Cap ETF	860	43,843
iShares® U.S. Oil & Gas Exploration & Production ETF	320	26,342
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	2,770	52,240
Multimanager Core Bond Portfolio‡	16,184	159,786
Multimanager Mid Cap Value Portfolio‡	11,188	$150,978
PIMCO Foreign Bond Fund Unhedged, Institutional Class	2,164	21,730
PowerShares DB Base Metals Fund*	480	8,093
PowerShares DB Commodity Index Tracking Fund*	1,060	27,189
PowerShares DB G10 Currency Harvest Fund*	2,180	55,416
PowerShares DB Gold Fund*	1,320	53,275
PowerShares DB Silver Fund*	140	4,521
PowerShares S&P 500 BuyWrite Portfolio	2,410	50,007
SPDR® Barclays Short Term High Yield Bond ETF	1,680	51,845
Templeton Emerging Markets Small Cap, Advisor Class	3,971	47,688
Templeton Global Smaller Companies, Advisor Class	5,851	52,892
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	4,270	36,635
Vanguard Short-Term Inflation-Protected Securities ETF	530	26,145

Total Investments (98.7%) (Cost $4,408,154)		4,376,710
Other Assets Less Liabilities (1.3%)		56,285

Net Assets (100%)		$4,432,995

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$64,098	$15,234	$49,983	$382	$65
EQ/AllianceBernstein Small Cap Growth Portfolio	—	133,716	28,362	101,407	343	8,791
EQ/BlackRock Basic Value Equity Portfolio	—	126,318	28,177	101,282	2,029	(107)
EQ/Capital Guardian Research Portfolio	—	252,233	56,027	201,307	3,754	98
EQ/Convertible Securities Portfolio	—	293,545	66,088	231,990	2,393	258
EQ/Emerging Markets Equity PLUS Portfolio	—	125,041	28,700	93,438	852	(644)
EQ/Energy ETF Portfolio	—	47,178	17,719	29,391	566	(57)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	166,595	43,866	119,014	925	4,707
EQ/GAMCO Small Company Value Portfolio	—	128,035	28,028	102,813	526	3,261
EQ/Global Bond PLUS Portfolio	—	216,390	51,909	159,627	—	3,091
EQ/High Yield Bond Portfolio	—	141,573	31,424	105,297	6,369	(511)
EQ/Intermediate Government Bond Portfolio	—	213,315	51,360	160,197	929	(363)
EQ/International Core PLUS Portfolio	—	125,528	28,111	97,678	1,238	(41)
EQ/International Value PLUS Portfolio	—	190,108	43,293	147,194	2,203	60
EQ/Invesco Comstock Portfolio	—	136,784	27,955	109,894	5,118	122
EQ/Low Volatility Global ETF Portfolio	—	64,762	15,443	48,653	1,047	(145)
EQ/MFS International Growth Portfolio	—	191,586	43,809	145,587	1,945	1,281
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	198,096	43,015	156,352	—	10,530
EQ/Natural Resources PLUS Portfolio	—	47,188	17,830	29,294	476	(151)
EQ/PIMCO Global Real Return Portfolio	—	213,020	77,942	130,641	634	(946)
EQ/PIMCO Ultra Short Bond Portfolio	—	355,727	51,352	301,320	3,319	(362)
EQ/Real Estate PLUS Portfolio	—	80,092	15,605	60,447	1,441	(196)
EQ/T. Rowe Price Growth Stock Portfolio	—	124,290	27,562	101,778	—	509
EQ/Wells Fargo Omega Growth Portfolio	—	157,197	27,682	109,948	—	25,925
Multimanager Core Bond Portfolio	—	213,412	51,315	159,786	1,027	(318)
Multimanager Mid Cap Value Portfolio	—	188,948	42,864	150,978	1,043	489

	$—	$4,194,775	$960,672	$3,205,296	$38,559	$55,346

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$815,046	$—	$—	$815,046
Investment Companies	356,368	3,205,296	—	3,561,664

Total Assets	$1,171,414	$3,205,296	$—	$4,376,710

Total Liabilities	$—	$—	$—	$—

Total	$1,171,414	$3,205,296	$—	$4,376,710

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,162,017
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,743,157

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,091
Aggregate gross unrealized depreciation	(77,323)

Net unrealized depreciation	$(38,232)

Federal income tax cost of investments	$4,414,942

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,234,103)	$3,205,296
Unaffiliated Issuers (Cost $1,174,051)	1,171,414
Cash	75,893
Receivable from investment manager	27,951
Deferred offering cost	14,593
Dividends, interest and other receivables	942

Total assets	4,496,089

LIABILITIES
Payable for securities purchased	39,848
Distribution fees payable - Class B	989
Payable to Separate Accounts for Trust shares redeemed	13
Trustees’ fees payable	1
Accrued expenses	22,243

Total liabilities	63,094

NET ASSETS	$4,432,995

Net assets were comprised of:
Paid in capital	$4,448,196
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	16,243
Net unrealized appreciation (depreciation) on investments	(31,444)

Net assets	$4,432,995

Class B
Net asset value, offering and redemption price per share, $4,432,995 / 445,857 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.94

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($38,559 of dividend income received from affiliates)	$47,306
Interest	24

Total income	47,330

EXPENSES
Professional fees	45,287
Administrative fees	6,622
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,835
Investment management fees	1,101
Printing and mailing expenses	127
Trustees’ fees	3
Miscellaneous	925

Gross expenses	63,886
Less: Waiver from investment manager	(7,723)
Reimbursement from investment manager	(51,393)

Net expenses	4,770

NET INVESTMENT INCOME (LOSS)	42,560

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(4,182) of realized gain (loss) from affiliates)	(10,706)
Net distributions of realized gain received from Underlying Portfolios ($59,528 received from affiliates)	60,276

Net realized gain (loss)	49,570

Net change in unrealized appreciation (depreciation) on investments ($(28,807) of change in unrealized appreciation (depreciation) from affiliates)	(31,444)

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,126

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,686

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,560
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	49,570
Net change in unrealized appreciation (depreciation) on investments	(31,444)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,686

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(66,295)
Distributions from net realized capital gains
Class B	(14,413)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(80,708)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 562,797 shares ]	5,625,096
Capital shares issued in reinvestment of dividends [ 8,173 shares ]	80,708
Capital shares repurchased [ (125,113) shares ]	(1,252,787)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,453,017

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,432,995
NET ASSETS:
Beginning of period	—

End of period (a)	$4,432,995

(a) Includes accumulated undistributed (over distributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.10	(e)
Net realized and unrealized gain (loss) on investments	0.03

Total from investment operations	0.13

Less distributions:
Dividends from net investment income	(0.16)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.19)

Net asset value, end of period	$9.94

Total return (b)	1.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,433
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.80	%(l)
Before waivers and reimbursements (a)(f)(x)	2.86	%(l)
Portfolio turnover rate (z)	43%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	1.48%
Dow Jones Moderately Aggressive Portfolio Index	2.29
55% MSCI AC World (Net) Index/25% Barclays U.S. Aggregate Bond Index/20% Bank of America Merrill Lynch 3-Month Treasury Bill Index	1.17
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 1.48% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Dow Jones Moderately Aggressive Portfolio Index 2.29%, and the 55% MSCI AC World (Net) Index/25% Barclays U.S. Aggregate Bond Index/20% Bank of America Merrill Lynch 3-Month Treasury Bill Index 1.17%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 54.7% equity investments, 21.9% fixed income investments and 23.4% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Government bonds generally fell, driven by concerns global liquidity will drive up inflation in coming months, but were slightly offset by positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio underperformed its primary benchmark and outperformed its composite benchmark.

CHARTERSM GROWTH PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Capital Guardian Research Portfolio	5.6%
EQ/Morgan Stanley Mid Cap Growth Portfolio	4.3
Multimanager Mid Cap Value Portfolio	4.2
EQ/International Value PLUS Portfolio	4.1
EQ/MFS International Growth Portfolio	4.1
EQ/Convertible Securities Portfolio	4.0
EQ/PIMCO Ultra Short Bond Portfolio	3.8
EQ/International Core PLUS Portfolio	2.9
EQ/GAMCO Small Company Value Portfolio	2.9
EQ/Invesco Comstock Portfolio	2.9
EQ/Wells Fargo Omega Growth Portfolio	2.9
EQ/T. Rowe Price Growth Stock Portfolio	2.9
EQ/BlackRock Basic Value Equity Portfolio	2.9
EQ/AllianceBernstein Small Cap Growth Portfolio	2.9
EQ/Emerging Markets Equity PLUS Portfolio	2.7
EQ/Real Estate PLUS Portfolio	2.3
EQ/Intermediate Government Bond Portfolio	2.3
EQ/GAMCO Mergers and Acquisitions Portfolio	2.3
Multimanager Core Bond Portfolio	2.2
EQ/Global Bond PLUS Portfolio	2.2
EQ/PIMCO Global Real Return Portfolio	2.0
iShares® Global Infrastructure ETF	2.0
iShares® International Treasury Bond ETF	1.8
iShares® Floating Rate Bond ETF	1.7
PowerShares DB Gold Fund	1.7
AQR Managed Futures Strategy, Institutional Class	1.7
iShares® JP Morgan USD Emerging Markets Bond ETF	1.7
EQ/High Yield Bond Portfolio	1.7
PowerShares DB G10 Currency Harvest Fund	1.6
Templeton Global Smaller Companies, Advisor Class	1.6
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	1.4
AXA SmartBeta™ Equity Portfolio	1.4
EQ/Energy ETF Portfolio	1.3
Templeton Emerging Markets Small Cap, Advisor Class	1.3
EQ/Natural Resources PLUS Portfolio	1.3
PowerShares S&P 500 BuyWrite Portfolio	1.3
iShares® Micro-Cap ETF	1.3
EQ/Low Volatility Global ETF Portfolio	1.3
iShares® U.S. Oil & Gas Exploration & Production ETF	1.3
PowerShares DB Commodity Index Tracking Fund	1.1
iShares® MSCI EAFE Small-Cap ETF	1.1
BlackRock Global Long/Short Credit Fund, Institutional Class	0.8
Eaton Vance Floating-Rate Fund, Institutional Class	0.8
SPDR® Barclays Short Term High Yield Bond ETF	0.7
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	0.5
PowerShares DB Base Metals Fund	0.5
PIMCO Foreign Bond Fund Unhedged, Institutional Class	0.3
Vanguard Short-Term Inflation-Protected Securities ETF	0.2
PowerShares DB Silver Fund	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,014.80	$1.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	9,007	$95,379
AXA SmartBeta™ Equity Portfolio‡	7,571	77,387
BlackRock Global Long/Short Credit Fund, Institutional Class	4,103	44,355
Eaton Vance Floating-Rate Fund, Institutional Class	4,756	43,708
EQ/AllianceBernstein Small Cap Growth Portfolio‡	7,627	164,145
EQ/BlackRock Basic Value Equity Portfolio‡	8,317	164,824
EQ/Capital Guardian Research Portfolio‡	17,025	322,060
EQ/Convertible Securities Portfolio‡	22,456	228,672
EQ/Emerging Markets Equity PLUS Portfolio‡	16,561	156,174
EQ/Energy ETF Portfolio‡	7,731	77,136
EQ/GAMCO Mergers and Acquisitions Portfolio‡	9,704	128,932
EQ/GAMCO Small Company Value Portfolio‡	2,965	165,833
EQ/Global Bond PLUS Portfolio‡	13,738	128,427
EQ/High Yield Bond Portfolio‡	9,404	94,939
EQ/Intermediate Government Bond Portfolio‡	12,673	129,294
EQ/International Core PLUS Portfolio‡	16,285	167,933
EQ/International Value PLUS Portfolio‡	17,966	234,360
EQ/Invesco Comstock Portfolio‡	11,843	165,582
EQ/Low Volatility Global ETF Portfolio‡	7,718	75,896
EQ/MFS International Growth Portfolio‡	31,559	232,792
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	11,960	245,199
EQ/Natural Resources PLUS Portfolio‡	7,464	76,930
EQ/PIMCO Global Real Return Portfolio‡	12,032	113,101
EQ/PIMCO Ultra Short Bond Portfolio‡	22,038	218,081
EQ/Real Estate PLUS Portfolio‡	13,767	132,540
EQ/T. Rowe Price Growth Stock Portfolio*‡	4,911	165,023
EQ/Wells Fargo Omega Growth Portfolio*‡	13,410	165,328
iShares® Floating Rate Bond ETF	1,940	98,397
iShares® Global Infrastructure ETF	2,890	112,537
iShares® International Treasury Bond ETF	1,040	104,385
iShares® JP Morgan USD Emerging Markets Bond ETF	880	95,181
iShares® Micro-Cap ETF	1,010	75,972
iShares® MSCI EAFE Small-Cap ETF	1,220	62,196
iShares® U.S. Oil & Gas Exploration & Production ETF	890	73,265
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	4,353	82,104
Multimanager Core Bond Portfolio‡	13,012	128,463
Multimanager Mid Cap Value Portfolio‡	17,677	$238,539
PIMCO Foreign Bond Fund Unhedged, Institutional Class	1,959	19,672
PowerShares DB Base Metals Fund*	1,560	26,302
PowerShares DB Commodity Index Tracking Fund*	2,520	64,638
PowerShares DB G10 Currency Harvest Fund*	3,650	92,783
PowerShares DB Gold Fund*	2,370	95,653
PowerShares DB Silver Fund*	310	10,010
PowerShares S&P 500 BuyWrite Portfolio	3,700	76,775
SPDR® Barclays Short Term High Yield Bond ETF	1,270	39,192
Templeton Emerging Markets Small Cap, Advisor Class	6,421	77,117
Templeton Global Smaller Companies, Advisor Class	10,242	92,584
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	3,331	28,577
Vanguard Short-Term Inflation-Protected Securities ETF	290	14,306

Total Investments (98.9%) (Cost $5,730,215)		5,722,678
Other Assets Less Liabilities (1.1%)		62,444

Net Assets (100%)		$5,785,122

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss) †
AXA SmartBeta™ Equity Portfolio	$—	$76,338	$494	$77,387	$360	$1
EQ/AllianceBernstein Small Cap Growth Portfolio	—	169,034	994	164,145	353	9,329
EQ/BlackRock Basic Value Equity Portfolio	—	161,447	989	164,824	2,091	9
EQ/Capital Guardian Research Portfolio	—	316,835	1,971	322,060	3,858	6
EQ/Convertible Securities Portfolio	—	241,343	16,431	228,672	1,476	40
EQ/Emerging Markets Equity PLUS Portfolio	—	160,228	1,011	156,174	871	(14)
EQ/Energy ETF Portfolio	—	81,484	4,485	77,136	973	(12)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	142,608	10,751	128,932	654	3,792
EQ/GAMCO Small Company Value Portfolio	—	163,207	994	165,833	541	3,313
EQ/Global Bond PLUS Portfolio	—	132,185	851	128,427	—	1,936
EQ/High Yield Bond Portfolio	—	98,618	607	94,939	3,633	169
EQ/Intermediate Government Bond Portfolio	—	131,283	884	129,294	453	— #
EQ/International Core PLUS Portfolio	—	168,102	1,009	167,933	1,344	(4)
EQ/International Value PLUS Portfolio	—	234,653	1,472	234,360	2,188	(8)
EQ/Invesco Comstock Portfolio	—	164,311	988	165,582	4,955	9
EQ/Low Volatility Global ETF Portfolio	—	76,961	498	75,896	983	(3)
EQ/MFS International Growth Portfolio	—	236,127	1,475	232,792	1,934	1,717
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	242,718	1,446	245,199	—	10,270
EQ/Natural Resources PLUS Portfolio	—	81,329	4,531	76,930	818	(57)
EQ/PIMCO Global Real Return Portfolio	—	131,138	14,921	113,101	308	(37)
EQ/PIMCO Ultra Short Bond Portfolio	—	220,801	849	218,081	1,814	— #
EQ/Real Estate PLUS Portfolio	—	139,751	869	132,540	1,990	99
EQ/T. Rowe Price Growth Stock Portfolio	—	159,357	994	165,023	—	3
EQ/Wells Fargo Omega Growth Portfolio	—	184,065	992	165,328	—	24,713
Multimanager Core Bond Portfolio	—	130,769	851	128,463	521	(2)
Multimanager Mid Cap Value Portfolio	—	233,506	1,458	238,539	1,040	6

	$—	$4,278,198	$72,815	$4,197,590	$33,158	$55,275

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.
#	Amount represents less than $0.50.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,041,592	$—	$—	$1,041,592
Investment Companies	483,496	4,197,590	—	4,681,086

Total Assets	$1,525,088	$4,197,590	$—	$5,722,678

Total Liabilities	$—	$—	$—	$—

Total	$1,525,088	$4,197,590	$—	$5,722,678

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,190,404
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$454,460

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,867
Aggregate gross unrealized depreciation	(66,801)

Net unrealized depreciation	$(8,934)

Federal income tax cost of investments	$5,731,612

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,205,383)	$4,197,590
Unaffiliated Issuers (Cost $1,524,832)	1,525,088
Cash	59,935
Receivable from investment manager	27,942
Deferred offering cost	14,593
Dividends, interest and other receivables	770
Receivable for securities sold	163

Total assets	5,826,081

LIABILITIES
Payable for securities purchased	18,494
Distribution fees payable - Class B	995
Payable to Separate Accounts for Trust shares redeemed	59
Trustees’ fees payable	1
Accrued expenses	21,410

Total liabilities	40,959

NET ASSETS	$5,785,122

Net assets were comprised of:
Paid in capital	$5,772,313
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	20,346
Net unrealized appreciation (depreciation) on investments	(7,537)

Net assets	$5,785,122

Class B
Net asset value, offering and redemption price per share, $5,785,122 / 577,517 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.02

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($33,158 of dividend income received from affiliates)	$40,960
Interest	24

Total income	40,984

EXPENSES
Professional fees	45,287
Administrative fees	6,627
Custodian fees	5,000
Offering costs	2,985
Distribution fees - Class B	1,845
Investment management fees	1,107
Printing and mailing expenses	127
Trustees’ fees	3
Miscellaneous	926

Gross expenses	63,907
Less: Waiver from investment manager	(7,734)
Reimbursement from investment manager	(51,377)

Net expenses	4,796

NET INVESTMENT INCOME (LOSS)	36,188

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(73) of realized gain (loss) from affiliates)	(5,726)
Net distributions of realized gain received from Underlying Portfolios ($55,348 received from affiliates)	56,076

Net realized gain (loss)	50,350

Net change in unrealized appreciation (depreciation) on investments ($(7,793) of change in unrealized appreciation (depreciation) from affiliates)	(7,537)

NET REALIZED AND UNREALIZED GAIN (LOSS)	42,813

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,001

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$36,188
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	50,350
Net change in unrealized appreciation (depreciation) on investments	(7,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,001

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(57,484)
Distributions from net realized capital gains
Class B	(13,539)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(71,023)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 570,433 shares]	5,706,797
Capital shares issued in reinvestment of dividends and distributions [ 7,152 shares]	71,023
Capital shares repurchased [ (68) shares]	(676)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,777,144

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,785,122
NET ASSETS:
Beginning of period	—

End of period (a)	$5,785,122

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)
Net realized and unrealized gain (loss) on investments	0.06

Total from investment operations	0.14

Less distributions:
Dividends from net investment income	(0.10)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.12)

Net asset value, end of period	$10.02

Total return (b)	1.48%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,785
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	4.90	%(l)
Before waivers and reimbursements (a)(f)(x)	1.99	%(l)
Portfolio turnover rate (z)	10%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	1.90%
Dow Jones Moderately Aggressive Portfolio Index	2.29
65% MSCI AC World (Net) Index/10% Barclays U.S. Aggregate Bond Index/25% Bank of America Merrill Lynch 3-Month Treasury Bill Index	1.57
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 1.90% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Dow Jones Moderately Aggressive Portfolio Index 2.29%, and the 65% MSCI AC World (Net) Index/10% Barclays U.S. Aggregate Bond Index/25% Bank of America Merrill Lynch 3-Month Treasury Bill Index 1.57%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 64.7% equity investments, 8.8% fixed income investments and 26.5% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Government bonds generally fell, driven by concerns global liquidity will drive up inflation in coming months, but were slightly offset by positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio underperformed its primary benchmark, but outperformed its composite benchmark.

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Capital Guardian Research Portfolio	6.6%
EQ/Morgan Stanley Mid Cap Growth Portfolio	5.1
Multimanager Mid Cap Value Portfolio	4.9
EQ/International Value PLUS Portfolio	4.8
EQ/MFS International Growth Portfolio	4.7
EQ/GAMCO Small Company Value Portfolio	3.5
EQ/Invesco Comstock Portfolio	3.4
EQ/Wells Fargo Omega Growth Portfolio	3.4
EQ/T. Rowe Price Growth Stock Portfolio	3.4
EQ/BlackRock Basic Value Equity Portfolio	3.4
EQ/AllianceBernstein Small Cap Growth Portfolio	3.4
EQ/International Core PLUS Portfolio	3.3
EQ/Emerging Markets Equity PLUS Portfolio	3.2
EQ/Real Estate PLUS Portfolio	3.1
iShares® Global Infrastructure ETF	2.8
EQ/Convertible Securities Portfolio	2.5
PowerShares DB Gold Fund	2.2
EQ/Energy ETF Portfolio	2.1
EQ/Natural Resources PLUS Portfolio	2.1
AQR Managed Futures Strategy, Institutional class	2.0
PowerShares DB G10 Currency Harvest Fund	1.9
EQ/PIMCO Ultra Short Bond Portfolio	1.8
iShares® U.S. Oil & Gas Exploration & Production ETF	1.8
PowerShares DB Commodity Index Tracking Fund	1.7
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	1.7
AXA SmartBeta™ Equity Portfolio	1.7
Templeton Global Smaller Companies, Advisor Class	1.7
iShares® Micro-Cap ETF	1.7
EQ/Low Volatility Global ETF Portfolio	1.6
iShares® MSCI EAFE Small-Cap ETF	1.6
PowerShares S&P 500 BuyWrite Portfolio	1.6
Templeton Emerging Markets Small Cap, Advisor Class	1.6
EQ/GAMCO Mergers and Acquisitions Portfolio	1.3
BlackRock Global Long/Short Credit Fund, Institutional class	0.9
EQ/Intermediate Government Bond Portfolio	0.9
Multimanager Core Bond Portfolio	0.9
EQ/Global Bond PLUS Portfolio	0.9
iShares® JP Morgan USD Emerging Markets Bond ETF	0.9
EQ/PIMCO Global Real Return Portfolio	0.8
iShares® Floating Rate Bond ETF	0.6
EQ/High Yield Bond Portfolio	0.5
iShares® International Treasury Bond ETF	0.5
PowerShares DB Base Metals Fund	0.4
SPDR® Barclays Short Term High Yield Bond ETF	0.3
Eaton Vance Floating-Rate Fund, Institutional class	0.3
PIMCO Foreign Bond Fund Unhedged, Institutional class	0.2
PowerShares DB Silver Fund	0.2
Vanguard Short-Term Inflation-Protected Securities ETF	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,019.00	$1.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	7,794	$82,535
AXA SmartBeta™ Equity Portfolio‡	6,793	69,433
BlackRock Global Long/Short Credit Fund, Institutional Class	3,617	39,101
Eaton Vance Floating-Rate Fund, Institutional Class	1,417	13,025
EQ/AllianceBernstein Small Cap Growth Portfolio‡	6,572	141,443
EQ/BlackRock Basic Value Equity Portfolio‡	7,158	141,849
EQ/Capital Guardian Research Portfolio‡	14,478	273,879
EQ/Convertible Securities Portfolio‡	10,133	103,183
EQ/Emerging Markets Equity PLUS Portfolio‡	13,966	131,697
EQ/Energy ETF Portfolio‡	8,606	85,862
EQ/GAMCO Mergers and Acquisitions Portfolio‡	4,000	53,146
EQ/GAMCO Small Company Value Portfolio‡	2,564	143,417
EQ/Global Bond PLUS Portfolio‡	3,974	37,148
EQ/High Yield Bond Portfolio‡	2,252	22,739
EQ/Intermediate Government Bond Portfolio‡	3,655	37,290
EQ/International Core PLUS Portfolio‡	13,228	136,412
EQ/International Value PLUS Portfolio‡	15,158	197,722
EQ/Invesco Comstock Portfolio‡	10,208	142,720
EQ/Low Volatility Global ETF Portfolio‡	6,878	67,634
EQ/MFS International Growth Portfolio‡	26,579	196,060
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	10,259	210,330
EQ/Natural Resources PLUS Portfolio‡	8,301	85,554
EQ/PIMCO Global Real Return Portfolio‡	3,345	31,445
EQ/PIMCO Ultra Short Bond Portfolio‡	7,502	74,239
EQ/Real Estate PLUS Portfolio‡	13,378	128,801
EQ/T. Rowe Price Growth Stock Portfolio*‡	4,231	142,157
EQ/Wells Fargo Omega Growth Portfolio*‡	11,564	142,562
iShares® Floating Rate Bond ETF	470	23,838
iShares® Global Infrastructure ETF	2,970	115,652
iShares® International Treasury Bond ETF	220	22,081
iShares® JP Morgan USD Emerging Markets Bond ETF	330	35,693
iShares® Micro-Cap ETF	910	68,450
iShares® MSCI EAFE Small-Cap ETF	1,300	66,274
iShares® U.S. Oil & Gas Exploration & Production ETF	890	73,265
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	3,733	70,402
Multimanager Core Bond Portfolio‡	3,766	37,184
Multimanager Mid Cap Value Portfolio‡	15,045	203,014

PIMCO Foreign Bond Fund Unhedged, Institutional Class	992	$9,961
PowerShares DB Base Metals Fund*	1,030	17,366
PowerShares DB Commodity Index Tracking Fund*	2,790	71,563
PowerShares DB G10 Currency Harvest Fund*	3,020	76,768
PowerShares DB Gold Fund*	2,240	90,406
PowerShares DB Silver Fund*	260	8,395
PowerShares S&P 500 BuyWrite Portfolio	3,130	64,948
SPDR® Barclays Short Term High Yield Bond ETF	440	13,578
Templeton Emerging Markets Small Cap, Advisor Class	5,391	64,748
Templeton Global Smaller Companies, Advisor Class	7,575	68,474
Vanguard Short-Term Inflation-Protected Securities ETF	100	4,933

Total Investments (98.4%) (Cost $4,149,883)		4,138,376
Other Assets Less Liabilities (1.6%)		65,682

Net Assets (100%)		$4,204,058

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$68,585	$751	$69,433	$436	$— #
EQ/AllianceBernstein Small Cap Growth Portfolio	—	147,513	1,527	141,443	400	10,600
EQ/BlackRock Basic Value Equity Portfolio	—	138,671	1,487	141,849	2,372	15
EQ/Capital Guardian Research Portfolio	—	269,750	3,026	273,879	4,258	11
EQ/Convertible Securities Portfolio	—	129,336	28,255	103,183	885	68
EQ/Emerging Markets Equity PLUS Portfolio	—	137,511	1,560	131,697	988	(23)
EQ/Energy ETF Portfolio	—	92,093	5,965	85,862	1,393	(21)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	55,304	564	53,146	345	2,010
EQ/GAMCO Small Company Value Portfolio	—	140,898	1,520	143,417	615	3,778
EQ/Global Bond PLUS Portfolio	—	38,759	466	37,148	—	759
EQ/High Yield Bond Portfolio	—	23,993	278	22,739	1,141	53
EQ/Intermediate Government Bond Portfolio	—	38,175	465	37,290	177	— #
EQ/International Core PLUS Portfolio	—	137,732	1,514	136,412	1,433	(12)
EQ/International Value PLUS Portfolio	—	199,762	2,299	197,722	2,442	(18)
EQ/Invesco Comstock Portfolio	—	141,920	1,486	142,720	5,621	16
EQ/Low Volatility Global ETF Portfolio	—	69,338	756	67,634	1,189	(5)
EQ/MFS International Growth Portfolio	—	201,406	2,301	196,060	2,158	1,906
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	208,544	2,213	210,330	—	11,480
EQ/Natural Resources PLUS Portfolio	—	91,871	6,022	85,554	1,171	(78)
EQ/PIMCO Global Real Return Portfolio	—	38,119	5,605	31,445	120	(140)
EQ/PIMCO Ultra Short Bond Portfolio	—	75,454	465	74,239	730	— #
EQ/Real Estate PLUS Portfolio	—	139,294	1,627	128,801	2,601	108
EQ/T. Rowe Price Growth Stock Portfolio	—	136,299	1,493	142,157	—	9
EQ/Wells Fargo Omega Growth Portfolio	—	164,322	1,491	142,562	—	28,034
Multimanager Core Bond Portfolio	—	38,206	466	37,184	208	(1)
Multimanager Mid Cap Value Portfolio	—	198,484	2,271	203,014	1,163	10

	$—	$3,121,339	$75,873	$3,036,920	$31,846	$58,559

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.
#	Amount represents less than $0.50.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$753,210	$—	$—	$753,210
Investment Companies	348,246	3,036,920	—	3,385,166

Total Assets	$1,101,456	$3,036,920	$—	$4,138,376

Total Liabilities	$—	$—	$—	$—

Total	$1,101,456	$3,036,920	$—	$4,138,376

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,568,776
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$413,022

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,037
Aggregate gross unrealized depreciation	(68,749)

Net unrealized depreciation	$(11,712)

Federal income tax cost of investments	$4,150,088

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,045,466)	$3,036,920
Unaffiliated Issuers (Cost $1,104,417)	1,101,456
Cash	29,928
Receivable from investment manager	28,168
Receivable from Separate Accounts for Trust shares sold	20,696
Deferred offering cost	14,708
Dividends, interest and other receivables	284
Receivable for securities sold	27

Total assets	4,232,187

LIABILITIES
Payable for securities purchased	4,977
Distribution fees payable - Class B	868
Payable to Separate Accounts for Trust shares redeemed	4
Trustees’ fees payable	1
Accrued expenses	22,279

Total liabilities	28,129

NET ASSETS	$4,204,058

Net assets were comprised of:
Paid in capital	$4,207,684
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	7,881
Net unrealized appreciation (depreciation) on investments	(11,507)

Net assets	$4,204,058

Class B
Net asset value, offering and redemption price per share, $4,204,058 / 421,430 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.98

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($31,846 of dividend income received from affiliates)	$39,194
Interest	18

Total income	39,212

EXPENSES
Professional fees	45,287
Administrative fees	6,549
Custodian fees	5,000
Offering costs	3,009
Distribution fees - Class B	1,713
Investment management fees	1,028
Printing and mailing expenses	127
Trustees’ fees	3
Miscellaneous	927

Gross expenses	63,643
Less: Waiver from investment manager	(7,577)
Reimbursement from investment manager	(51,611)

Net expenses	4,455

NET INVESTMENT INCOME (LOSS)	34,757

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(158) of realized gain (loss) from affiliates)	(5,870)
Net distributions of realized gain received from Underlying Portfolios ($58,717 received from affiliates)	59,545

Net realized gain (loss)	53,675

Net change in unrealized appreciation (depreciation) on investments ($(8,546) of change in unrealized appreciation (depreciation) from affiliates)	(11,507)

NET REALIZED AND UNREALIZED GAIN (LOSS)	42,168

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,925

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,757
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	53,675
Net change in unrealized appreciation (depreciation) on investments	(11,507)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	76,925

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(55,632)
Distributions from net realized capital gains
Class B	(29,641)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(85,273)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 412,799 shares ]	4,127,208
Capital shares issued in reinvestment of dividends [ 8,639 shares ]	85,273
Capital shares repurchased [ (8) shares ]	(75)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,212,406

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,204,058
NET ASSETS:
Beginning of period	—

End of period (a)	$4,204,058

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)
Net realized and unrealized gain (loss) on investments	0.10

Total from investment operations	0.19

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	(0.07)

Total dividends and distributions	(0.21)

Net asset value, end of period	$9.98

Total return (b)	1.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,204
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.07	%(l)
Before waivers and reimbursements (a)(f)(x)	1.92	%(l)
Portfolio turnover rate (z)	10%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	3.61%
MSCI AC World (Net) Index	2.57
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 3.61% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmark, the MSCI AC World (Net) Index 2.57%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 97.6% equity investments and 2.4% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio slightly outperformed its primary benchmark.

CHARTERSM EQUITY PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Capital Guardian Research Portfolio	10.3%
EQ/Morgan Stanley Mid Cap Growth Portfolio	8.0
Multimanager Mid Cap Value Portfolio	7.7
EQ/International Value PLUS Portfolio	7.5
EQ/MFS International Growth Portfolio	7.4
EQ/GAMCO Small Company Value Portfolio	5.0
EQ/Invesco Comstock Portfolio	5.0
EQ/Wells Fargo Omega Growth Portfolio	5.0
EQ/T. Rowe Price Growth Stock Portfolio	5.0
EQ/BlackRock Basic Value Equity Portfolio	5.0
EQ/AllianceBernstein Small Cap Growth Portfolio	4.9
EQ/International Core PLUS Portfolio	4.8
EQ/Emerging Markets Equity PLUS Portfolio	4.6
Templeton Global Smaller Companies, Advisor Class	4.0
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	2.6
AXA SmartBeta™ Equity Portfolio	2.5
EQ/Low Volatility Global ETF Portfolio	2.5
iShares® Micro-Cap ETF	2.5
PowerShares S&P 500 BuyWrite Portfolio	2.4
Templeton Emerging Markets Small Cap, Advisor Class	2.3
iShares® MSCI EAFE Small-Cap ETF	1.0

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,036.10	$1.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA SmartBeta™ Equity Portfolio‡	10,209	$104,344
EQ/AllianceBernstein Small Cap Growth Portfolio‡	9,456	203,508
EQ/BlackRock Basic Value Equity Portfolio‡	10,314	204,411
EQ/Capital Guardian Research Portfolio‡	22,358	422,939
EQ/Emerging Markets Equity PLUS Portfolio‡	20,066	189,225
EQ/GAMCO Small Company Value Portfolio‡	3,690	206,378
EQ/International Core PLUS Portfolio‡	19,041	196,354
EQ/International Value PLUS Portfolio‡	23,603	307,880
EQ/Invesco Comstock Portfolio‡	14,709	205,658
EQ/Low Volatility Global ETF Portfolio‡	10,331	101,599
EQ/MFS International Growth Portfolio‡	41,392	305,325
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	16,018	328,400
EQ/T. Rowe Price Growth Stock Portfolio*‡	6,096	204,829
EQ/Wells Fargo Omega Growth Portfolio‡	16,663	205,424
iShares® Micro-Cap ETF	1,350	101,547
iShares® MSCI EAFE Small-Cap ETF	800	40,784
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	5,607	105,745
Multimanager Mid Cap Value Portfolio‡	23,449	316,427
PowerShares S&P 500 BuyWrite Portfolio	4,800	99,600
Templeton Emerging Markets Small Cap, Advisor Class	8,046	96,632
Templeton Global Smaller Companies, Advisor Class	18,226	164,764

Total Investments (98.4%) (Cost $4,080,755)		4,111,773
Other Assets Less Liabilities (1.6%)		67,057

Net Assets (100%)		$4,178,830

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$103,219	$1,275	$104,344	$655	$(2)
EQ/AllianceBernstein Small Cap Growth Portfolio	—	212,409	2,422	203,508	577	15,265
EQ/BlackRock Basic Value Equity Portfolio	—	199,999	2,394	204,411	3,423	36
EQ/Capital Guardian Research Portfolio	—	416,791	4,971	422,939	6,585	16
EQ/Emerging Markets Equity PLUS Portfolio	—	197,998	2,484	189,225	1,422	(54)
EQ/GAMCO Small Company Value Portfolio	—	202,881	2,402	206,378	886	5,448
EQ/International Core PLUS Portfolio	—	198,642	2,461	196,354	2,066	(31)
EQ/International Value PLUS Portfolio	—	311,449	3,762	307,880	3,807	(51)
EQ/Invesco Comstock Portfolio	—	204,687	2,393	205,658	8,110	37
EQ/Low Volatility Global ETF Portfolio	—	104,351	1,287	101,599	1,788	(14)
EQ/MFS International Growth Portfolio	—	314,013	3,759	305,325	3,366	2,958
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	325,538	3,639	328,400	—	17,968
EQ/T. Rowe Price Growth Stock Portfolio	—	196,576	2,414	204,829	—	17
EQ/Wells Fargo Omega Growth Portfolio	—	237,007	2,410	205,424	—	40,451
Multimanager Mid Cap Value Portfolio	—	309,458	3,698	316,427	1,816	14

	$—	$3,535,018	$41,771	$3,502,701	$34,501	$82,058

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	`Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$241,931	$—	$—	$241,931
Investment Companies	367,141	3,502,701	—	3,869,842

Total Assets	$609,072	$3,502,701	$—	$4,111,773

Total Liabilities	$—	$—	$—	$—

Total	$609,072	$3,502,701	$—	$4,111,773

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,489,074
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$402,068

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$79,390
Aggregate gross unrealized depreciation	(48,612)

Net unrealized appreciation	$30,778

Federal income tax cost of investments	$4,080,995

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,493,247)	$3,502,701
Unaffiliated Issuers (Cost $587,508)	609,072
Cash	11,628
Receivable from Separate Accounts for Trust shares sold	35,655
Receivable from investment manager	28,159
Deferred offering cost	14,593
Receivable for securities sold	22

Total assets	4,201,830

LIABILITIES
Distribution fees payable - Class B	859
Trustees’ fees payable	1
Accrued expenses	22,140

Total liabilities	23,000

NET ASSETS	$4,178,830

Net assets were comprised of:
Paid in capital	$4,106,400
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	41,412
Net unrealized appreciation (depreciation) on investments	31,018

Net assets	$4,178,830

Class B
Net asset value, offering and redemption price per share, $4,178,830 / 411,019 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.17

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($34,501 of dividend income received from affiliates)	$40,836
Interest	10

Total income	40,846

EXPENSES
Professional fees	45,287
Administrative fees	6,546
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,709
Investment management fees	1,025
Printing and mailing expenses	127
Trustees’ fees	3
Miscellaneous	926

Gross expenses	63,609
Less: Waiver from investment manager	(7,571)
Reimbursement from investment manager	(51,594)

Net expenses	4,444

NET INVESTMENT INCOME (LOSS)	36,402

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($51 of realized gain (loss) from affiliates)	(6,252)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	82,007

Net realized gain (loss)	75,755

Net change in unrealized appreciation (depreciation) on investments ($9,454 of change in unrealized appreciation (depreciation) from affiliates)	31,018

NET REALIZED AND UNREALIZED GAIN (LOSS)	106,773

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$143,175

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$36,402
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	75,755
Net change in unrealized appreciation (depreciation) on investments	31,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	143,175

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(61,734)
Distributions from net realized capital gains
Class B	(13,706)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(75,440)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 403,507 shares ]	4,035,655
Capital shares issued in reinvestment of dividends and distributions [ 7,512 shares ]	75,440

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,111,095

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,178,830
NET ASSETS:
Beginning of period	—

End of period (a)	$4,178,830

(a) Includes accumulated undistributed (over distributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)
Net realized and unrealized gain (loss) on investments	0.26

Total from investment operations	0.35

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.18)

Net asset value, end of period	$10.17

Total return (b)	3.61%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,179
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.81%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.32	%(l)
Before waivers and reimbursements (a)(f)(x)	2.17	%(l)
Portfolio turnover rate (z)	10%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM INTERNATIONAL CONSERVATIVE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(1.01)%
Bank of America Merrill Lynch Global Broad Market ex. U.S. Index	(2.40)
20% MSCI AC World ex. U.S. (Net) Index/75% Bank of America Merrill Lynch Global Broad Market ex. U.S. Index/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index	(1.75)
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (1.01)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Bank of America Merrill Lynch Global Broad Market ex. U.S. Index (2.40)%, and the 20% MSCI AC World ex. U.S. (Net) Index/75% Bank of America Merrill Lynch Global Broad Market ex. U.S. Index/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index (1.75)%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 20.6% equity investments, 74.5% fixed income investments and 4.9% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Global bonds generally fell, driven by concerns the expected end of U.S. expansionary monetary policy will hurt economic growth prospects around the world. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio outperformed its primary benchmark and its composite benchmark.

CHARTERSM INTERNATIONAL CONSERVATIVE PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
iShares® Global ex USD High Yield Corporate Bond ETF	17.1%
iShares® JP Morgan USD Emerging Markets Bond ETF	15.0
EQ/Global Bond PLUS Portfolio	13.0
SPDR® DB International Government Inflation-Protected Bond ETF	8.8
EQ/PIMCO Global Real Return Portfolio	8.2
iShares® International Treasury Bond ETF	4.4
iShares® International Select Dividend ETF	4.2
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	3.4
EQ/Real Estate PLUS Portfolio	2.9
EQ/International Value PLUS Portfolio	2.6
EQ/MFS International Growth Portfolio	2.5
Templeton Global Smaller Companies, Advisor Class	2.1
PowerShares Global Short Term High Yield Bond Portfolio	1.9
EQ/International Core PLUS Portfolio	1.8
EQ/Emerging Markets Equity PLUS Portfolio	1.7
Vanguard Short-Term Inflation-Protected Securities ETF	1.4
AXA SmartBeta™ Equity Portfolio	1.4
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	1.3
EQ/Low Volatility Global ETF Portfolio	1.3
PIMCO Foreign Bond Fund Unhedged, Institutional Class	1.3
Templeton Emerging Markets Small Cap, Advisor Class	1.2
PowerShares DB G10 Currency Harvest Fund	1.0
iShares® Global Infrastructure ETF	1.0
iShares® MSCI EAFE Small-Cap ETF	0.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$989.90	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA SmartBeta™ Equity Portfolio‡	5,178	$52,919
EQ/Emerging Markets Equity PLUS Portfolio‡	7, 208	67,971
EQ/Global Bond PLUS Portfolio‡	54,765	511,976
EQ/International Core PLUS Portfolio‡	6,839	70,524
EQ/International Value PLUS Portfolio‡	7,694	100,369
EQ/Low Volatility Global ETF Portfolio‡	5,240	51,532
EQ/MFS International Growth Portfolio‡	13,494	99,536
EQ/PIMCO Global Real Return Portfolio‡	34,307	322,483
EQ/Real Estate PLUS Portfolio‡	11,989	115,429
iShares® Global ex USD High Yield Corporate Bond ETF	11,620	673,030
iShares® Global Infrastructure ETF	1,010	39,329
iShares® International Select Dividend ETF	4,310	163,694
iShares® International Treasury Bond ETF	1,730	173,640
iShares® JP Morgan USD Emerging Markets Bond ETF	5,460	590,554
iShares® MSCI EAFE Small-Cap ETF	400	20,392
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	2,787	52,568
PIMCO Foreign Bond Fund Unhedged, Institutional Class	4,943	49,632

	Number of Shares	Value (Note 1)
PowerShares DB G10 Currency Harvest Fund*	1,550	$39,401
PowerShares Global Short Term High Yield Bond Portfolio	2,990	74,870
SPDR® DB International Government Inflation-Protected Bond ETF	5,900	344,855
Templeton Emerging Markets Small Cap, Advisor Class	4,013	48,197
Templeton Global Smaller Companies, Advisor Class	9,157	82,782
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	15,652	134,296
Vanguard Short-Term Inflation-Protected Securities ETF	1,120	55,250

Total Investments (98.9%) (Cost $4,009,069)		3,935,229
Other Assets Less Liabilities (1.1%)		43,620

Net Assets (100%)		$3,978,849

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$52,181	$478	$52,919	$332	$— #
EQ/Emerging Markets Equity PLUS Portfolio	—	70,901	680	67,971	509	(11)
EQ/Global Bond PLUS Portfolio	—	532,818	4,947	511,976	—	10,453
EQ/International Core PLUS Portfolio	—	71,132	674	70,524	740	(5)
EQ/International Value PLUS Portfolio	—	101,260	959	100,369	1,238	(7)
EQ/Low Volatility Global ETF Portfolio	—	52,754	482	51,532	905	(4)
EQ/MFS International Growth Portfolio	—	102,094	959	99,536	1,095	970
EQ/PIMCO Global Real Return Portfolio	—	393,918	60,492	322,483	1,241	(1,772)
EQ/Real Estate PLUS Portfolio	—	124,701	1,175	115,429	2,328	103

	$—	$1,501,759	$70,846	$1,392,739	$8,388	$9,727

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.
#	Amount represents less than $0.50.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$2,175,015	$—	$—	$2,175,015
Investment Companies	367,475	1,392,739	—	1,760,214

Total Assets	$2,542,490	$1,392,739	$—	$3,935,229

Total Liabilities	$—	$—	$—	$—

Total	$2,542,490	$1,392,739	$—	$3,935,229

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,527,949
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$507,431

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,478
Aggregate gross unrealized depreciation	(83,416)

Net unrealized depreciation	$(73,938)

Federal income tax cost of investments	$4,009,167

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL CONSERVATIVE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,430,913)	$1,392,739
Unaffiliated Issuers (Cost $2,578,156)	2,542,490
Cash	72,282
Receivable from investment manager	28,191
Deferred offering cost	14,593
Dividends, interest and other receivables	7,121
Receivable for securities sold	11

Total assets	4,057,427

LIABILITIES
Payable for securities purchased	55,250
Distribution fees payable - Class B	838
Trustees’ fees payable	1
Payable to Separate Accounts for Trust shares redeemed	1
Accrued expenses	22,488

Total liabilities	78,578

NET ASSETS	$3,978,849

Net assets were comprised of:
Paid in capital	$4,064,138
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(11,449)
Net unrealized appreciation (depreciation) on investments	(73,840)

Net assets	$3,978,849

Class B
Net asset value, offering and redemption price per share, $3,978,849 / 408,139 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.75

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($8,388 of dividend income received from affiliates)	$37,382
Interest	37

Total income	37,419

EXPENSES
Professional fees	45,287
Administrative fees	6,525
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,674
Investment management fees	1,004
Printing and mailing expenses	125
Trustees’ fees	3
Miscellaneous	924

Gross expenses	63,528
Less: Waiver from investment manager	(7,529)
Reimbursement from investment manager	(51,650)

Net expenses	4,349

NET INVESTMENT INCOME (LOSS)	33,070

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(1,848) of realized gain (loss) from affiliates)	(11,448)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	11,575

Net realized gain (loss)	127

Net change in unrealized appreciation (depreciation) on investments ($(38,174) of change in unrealized appreciation (depreciation) from affiliates)	(73,840)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(73,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,643)

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL CONSERVATIVE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,070
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	127
Net change in unrealized appreciation (depreciation) on investments	(73,840)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,643)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(42,859)
Distributions from net realized capital gains
Class B	(6,447)
Return of capital
Class B	(10,373)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(59,679)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 401,994 shares ]	4,019,500
Capital shares issued in reinvestment of dividends [ 6,146 shares ]	59,679
Capital shares repurchased [ (1) shares ]	(8)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,079,171

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,978,849
NET ASSETS:
Beginning of period	—

End of period (a)	$3,978,849

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)
Net realized and unrealized gain (loss) on investments	(0.17)

Total from investment operations	(0.09)

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.02)
Return of capital	(0.03)

Total dividends and distributions	(0.16)

Net asset value, end of period	$9.75

Total return (b)	(1.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,979
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	4.94	%(l)
Before waivers and reimbursements (a)(f)(x)	1.71	%(l)
Portfolio turnover rate (z)	13%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(0.81)%
Bank of America Merrill Lynch Global Broad Market ex. U.S. Index	(2.40)
35% MSCI AC World ex. U.S. (Net) Index/55% Bank of America Merrill Lynch Global Broad Market ex. U.S. Index/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index	(1.23)
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (0.81)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Bank of America Merrill Lynch Global Broad Market ex. U.S. Index (2.40)%, and the 35% MSCI AC World ex. U.S. (Net) Index/55% Bank of America Merrill Lynch Global Broad Market ex. U.S. Index/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index (1.23)%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 35.9% equity investments, 54.4% fixed income investments and 9.7% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Global bonds generally fell, driven by concerns the expected end of U.S. expansionary monetary policy will hurt economic growth prospects around the world. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio outperformed its primary benchmark and composite benchmark.

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
iShares® Global ex USD High Yield Corporate Bond ETF	12.4%
iShares® JP Morgan USD Emerging Markets Bond ETF	11.1
EQ/Global Bond PLUS Portfolio	9.5
iShares® International Select Dividend ETF	7.2
SPDR® DB International Government Inflation-Protected Bond ETF	6.6
EQ/PIMCO Global Real Return Portfolio	5.9
EQ/Real Estate PLUS Portfolio	5.7
EQ/International Value PLUS Portfolio	4.4
EQ/MFS International Growth Portfolio	4.4
iShares® International Treasury Bond ETF	3.6
EQ/International Core PLUS Portfolio	3.2
EQ/Emerging Markets Equity PLUS Portfolio	3.0
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	2.4
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	2.4
AXA SmartBeta™ Equity Portfolio	2.4
EQ/Low Volatility Global ETF Portfolio	2.3
iShares® MSCI EAFE Small-Cap ETF	2.3
Templeton Global Smaller Companies, Advisor Class	2.1
PowerShares DB G10 Currency Harvest Fund	2.0
iShares® Global Infrastructure ETF	1.8
Templeton Emerging Markets Small Cap, Advisor Class	1.7
PowerShares Global Short Term High Yield Bond Portfolio	1.4
Vanguard Short-Term Inflation-Protected Securities ETF	1.0
SPDR® S&P® Emerging Markets SmallCap ETF	0.5
PIMCO Foreign Bond Fund Unhedged, Institutional Class	0.5
iShares® Emerging Markets Infrastructure ETF	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$991.90	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA SmartBeta™ Equity Portfolio‡	9,201	$94,047
EQ/Emerging Markets Equity PLUS Portfolio‡	12,438	117,291
EQ/Global Bond PLUS Portfolio‡	39,970	373,667
EQ/International Core PLUS Portfolio‡	12,209	125,905
EQ/International Value PLUS Portfolio‡	13,214	172,369
EQ/Low Volatility Global ETF Portfolio‡	9,312	91,575
EQ/MFS International Growth Portfolio‡	23,174	170,940
EQ/PIMCO Global Real Return Portfolio‡	24,447	229,804
EQ/Real Estate PLUS Portfolio‡	23,411	225,393
iShares® Emerging Markets Infrastructure ETF	280	9,542
iShares® Global ex USD High Yield Corporate Bond ETF	8,430	488,266
iShares® Global Infrastructure ETF	1,760	68,534
iShares® International Select Dividend ETF	7,430	282,191
iShares® International Treasury Bond ETF	1,410	141,522
iShares® JP Morgan USD Emerging Markets Bond ETF	4,030	435,885
iShares® MSCI EAFE Small-Cap ETF	1,790	91,254
Morgan Stanley Institutional Fund, Inc - Frontier Emerging Markets Portfolio, Institutional Class	5,038	95,011
PIMCO Foreign Bond Fund Unhedged, Institutional Class	1,939	19,471

	Number of Shares	Value (Note 1)

PowerShares DB G10 Currency Harvest Fund*	3,110	$79,056
PowerShares Global Short Term High Yield Bond Portfolio	2,190	54,838
SPDR® DB International Government Inflation-Protected Bond ETF	4,420	258,349
SPDR® S&P® Emerging Markets SmallCap ETF	440	20,420
Templeton Emerging Markets Small Cap, Advisor Class	5,555	66,710
Templeton Global Smaller Companies, Advisor Class	9,135	82,579
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	11,081	95,072
Vanguard Short-Term Inflation-Protected Securities ETF	820	40,451

Total Investments (99.0%) (Cost $3,994,747)		3,930,142
Other Assets Less Liabilities (1.0%)		40,518

Net Assets (100%)		$3,970,660

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$92,992	$1,106	$94,047	$590	$(2)
EQ/Emerging Markets Equity PLUS Portfolio	—	122,690	1,504	117,291	881	(33)
EQ/Global Bond PLUS Portfolio	—	389,873	4,579	373,667	—	7,639
EQ/International Core PLUS Portfolio	—	127,364	1,570	125,905	1,324	(19)
EQ/International Value PLUS Portfolio	—	174,317	2,056	172,369	2,130	(28)
EQ/Low Volatility Global ETF Portfolio	—	94,012	1,117	91,575	1,610	(12)
EQ/MFS International Growth Portfolio	—	175,752	2,054	170,940	1,883	1,655
EQ/PIMCO Global Real Return Portfolio	—	282,299	44,693	229,804	889	(1,320)
EQ/Real Estate PLUS Portfolio	—	244,226	2,976	225,393	4,557	162

	$—	$1,703,525	$61,655	$1,600,991	$13,864	$8,042

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,970,308	$—	$—	$1,970,308
Investment Companies	358,843	1,600,991	—	1,959,834

Total Assets	$2,329,151	$1,600,991	$—	$3,930,142

Total Liabilities	$—	$—	$—	$—

Total	$2,329,151	$1,600,991	$—	$3,930,142

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,524,136
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$518,553

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,469
Aggregate gross unrealized depreciation	(79,319)

Net unrealized depreciation	$(64,850)

Federal income tax cost of investments	$3,994,992

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,641,870)	$1,600,991
Unaffiliated Issuers (Cost $2,352,877)	2,329,151
Cash	57,033
Receivable from investment manager	28,196
Deferred offering cost	14,593
Dividends, interest and other receivables	5,525

Total assets	4,035,489

LIABILITIES
Payable for securities purchased	41,509
Distribution fees payable - Class B	834
Trustees’ fees payable	1
Accrued expenses	22,485

Total liabilities	64,829

NET ASSETS	$3,970,660

Net assets were comprised of:
Paid in capital	$4,046,101
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(10,836)
Net unrealized appreciation (depreciation) on investments	(64,605)

Net assets	$3,970,660

Class B
Net asset value, offering and redemption price per share, $3,970,660 / 406,305 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.77

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($13,864 of dividend income received from affiliates)	$38,668
Interest	35

Total income	38,703

EXPENSES
Professional fees	45,287
Administrative fees	6,523
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,671
Investment management fees	1,002
Printing and mailing expenses	125
Trustees’ fees	3
Miscellaneous	926

Gross expenses	63,523
Less: Waiver from investment manager	(7,525)
Reimbursement from investment manager	(51,655)

Net expenses	4,343

NET INVESTMENT INCOME (LOSS)	34,360

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(1,550) of realized gain (loss) from affiliates)	(10,836)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	9,592

Net realized gain (loss)	(1,244)

Net change in unrealized appreciation (depreciation) on investments ($(40,879) of change in unrealized appreciation (depreciation) from affiliates)	(64,605)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(65,849)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,489)

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,360
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(1,244)
Net change in unrealized appreciation (depreciation) on investments	(64,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,489)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(42,928)
Distributions from net realized capital gains
Class B	(5,681)
Return of capital
Class B	(10,431)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(59,040)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 400,220 shares ]	4,002,149
Capital shares issued in reinvestment of dividends and distributions [ 6,085 shares ]	59,040

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,061,189

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,970,660
NET ASSETS:
Beginning of period	—

End of period (a)	$3,970,660

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)
Net realized and unrealized gain (loss) on investments	(0.17)

Total from investment operations	(0.08)

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.01)
Return of capital	(0.03)

Total dividends and distributions	(0.15)

Net asset value, end of period	$9.77

Total return (b)	(0.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,971
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.14	%(l)
Before waivers and reimbursements (a)(f)(x)	1.91	%(l)
Portfolio turnover rate (z)	13%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(0.53)%
MSCI AC World ex. U.S. (Net) Index	0.26
55% MSCI AC World ex. U.S. (Net) Index/25% Bank of America Merrill Lynch Global Broad Market ex. U.S. Index/20% Bank of America Merrill Lynch 3-Month Treasury Bill Index	(0.45)
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (0.53)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the MSCI AC World ex. U.S. (Net) Index 0.26%, and the 55% MSCI AC World ex. U.S. (Net) Index/25% Bank of America Merrill Lynch Global Broad Market ex. U.S. Index/20% Bank of America Merrill Lynch 3-Month Treasury Bill Index (0.45)%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 55.8% equity investments, 24.6% fixed income investments and 19.6% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Global bonds generally fell, driven by concerns the expected end of U.S. expansionary monetary policy will hurt economic growth prospects around the world. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio underperformed its primary benchmark and roughly matched its composite benchmark.

CHARTERSM INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Real Estate PLUS Portfolio	11.6%
iShares® International Select Dividend ETF	11.0
EQ/International Value PLUS Portfolio	7.1
EQ/MFS International Growth Portfolio	7.1
iShares® Global ex USD High Yield Corporate Bond ETF	5.6
iShares® JP Morgan USD Emerging Markets Bond ETF	5.2
iShares® MSCI EAFE Small-Cap ETF	5.2
EQ/International Core PLUS Portfolio	4.7
EQ/Global Bond PLUS Portfolio	4.5
EQ/Emerging Markets Equity PLUS Portfolio	4.4
PowerShares DB G10 Currency Harvest Fund	4.0
AXA SmartBeta™ Equity Portfolio	3.6
EQ/Low Volatility Global ETF Portfolio	3.5
iShares® Global Infrastructure ETF	3.5
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	2.9
Templeton Emerging Markets Small Cap, Advisor Class	2.9
SPDR® DB International Government Inflation-Protected Bond ETF	2.9
EQ/PIMCO Global Real Return Portfolio	2.7
Templeton Global Smaller Companies, Advisor Class	2.1
iShares® International Treasury Bond ETF	1.4
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	0.9
iShares® MSCI Frontier 100 ETF	0.8
PowerShares Global Short Term High Yield Bond Portfolio	0.6
SPDR® S&P® Emerging Markets SmallCap ETF	0.5
Vanguard Short-Term Inflation-Protected Securities ETF	0.5
iShares® Emerging Markets Infrastructure ETF	0.5
PIMCO Foreign Bond Fund Unhedged, Institutional Class	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$994.70	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA SmartBeta™ Equity Portfolio‡	13,945	$142,532
EQ/Emerging Markets Equity PLUS Portfolio‡	18,386	173,380
EQ/Global Bond PLUS Portfolio‡	18,827	176,009
EQ/International Core PLUS Portfolio‡	17,937	184,977
EQ/International Value PLUS Portfolio‡	21,492	280,354
EQ/Low Volatility Global ETF Portfolio‡	14,113	138,783
EQ/MFS International Growth Portfolio‡	37,691	278,029
EQ/PIMCO Global Real Return Portfolio‡	11,137	104,684
EQ/Real Estate PLUS Portfolio‡	47,448	456,808
iShares® Emerging Markets Infrastructure ETF	570	19,426
iShares® Global ex USD High Yield Corporate Bond ETF	3,810	220,675
iShares® Global Infrastructure ETF	3,530	137,458
iShares® International Select Dividend ETF	11,420	433,732
iShares® International Treasury Bond ETF	540	54,200
iShares® JP Morgan USD Emerging Markets Bond ETF	1,890	204,422
iShares® MSCI EAFE Small-Cap ETF	3,980	202,901
iShares® MSCI Frontier 100 ETF	930	31,378
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	6,140	115,805
PIMCO Foreign Bond Fund Unhedged, Institutional Class	972	$9,759
PowerShares DB G10 Currency Harvest Fund*	6,210	157,858
PowerShares Global Short Term High Yield Bond Portfolio	1,000	25,040
SPDR® DB International Government Inflation-Protected Bond ETF	1,970	115,147
SPDR® S&P® Emerging Markets SmallCap ETF	440	20,420
Templeton Emerging Markets Small Cap, Advisor Class	9,585	115,121
Templeton Global Smaller Companies, Advisor Class	9,055	81,856
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	4,332	37,172
Vanguard Short-Term Inflation-Protected Securities ETF	410	20,225

Total Investments (99.0%) (Cost $3,994,272)		3,938,151
Other Assets Less Liabilities (1.0%)		38,879

Net Assets (100%)		$3,977,030

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA SmartBeta™ Equity Portfolio	$—	$140,968	$1,714	$142,532	$895	$(3)
EQ/Emerging Markets Equity PLUS Portfolio	—	181,401	2,259	173,380	1,303	(49)
EQ/Global Bond PLUS Portfolio	—	183,706	2,217	176,009	—	3,600
EQ/International Core PLUS Portfolio	—	186,991	2,177	184,977	1,946	(27)
EQ/International Value PLUS Portfolio	—	283,583	3,404	280,354	3,467	(46)
EQ/Low Volatility Global ETF Portfolio	—	142,515	1,730	138,783	2,442	(19)
EQ/MFS International Growth Portfolio	—	285,918	3,401	278,029	3,065	2,694
EQ/PIMCO Global Real Return Portfolio	—	130,470	22,230	104,684	411	(660)
EQ/Real Estate PLUS Portfolio	—	494,947	5,982	456,808	9,238	329

	$—	$2,030,499	$45,114	$1,935,556	$22,767	$5,819

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,642,882	$—	$—	$1,642,882
Investment Companies	359,713	1,935,556	—	2,295,269

Total Assets	$2,002,595	$1,935,556	$—	$3,938,151

Total Liabilities	$—	$—	$—	$—

Total	$2,002,595	$1,935,556	$—	$3,938,151

There were no transfers between Level 1, 2, or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,473,906
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$469,516

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,335
Aggregate gross unrealized depreciation	(76,855)

Net unrealized depreciation	$(56,520)

Federal income tax cost of investments	$3,994,671

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,985,385)	$1,935,556
Unaffiliated Issuers (Cost $2,008,887)	2,002,595
Cash	36,925
Receivable from investment manager	28,201
Deferred offering cost	14,593
Dividends, interest and other receivables	2,681
Receivable for securities sold	13

Total assets	4,020,564

LIABILITIES
Payable for securities purchased	20,212
Distribution fees payable - Class B	831
Trustees’ fees payable	1
Accrued expenses	22,490

Total liabilities	43,534

NET ASSETS	$3,977,030

Net assets were comprised of:
Paid in capital	$4,043,268
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(10,117)
Net unrealized appreciation (depreciation) on investments	(56,121)

Net assets	$3,977,030

Class B
Net asset value, offering and redemption price per share, $3,977,030 / 406,011 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.80

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($22,767 of dividend income received from affiliates)	$40,709
Interest	31

Total income	40,740

EXPENSES
Professional fees	45,287
Administrative fees	6,522
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,669
Investment management fees	1,001
Printing and mailing expenses	125
Trustees’ fees	3
Miscellaneous	924

Gross expenses	63,517
Less: Waiver from investment manager	(7,523)
Reimbursement from investment manager	(51,658)

Net expenses	4,336

NET INVESTMENT INCOME (LOSS)	36,404

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(1,045) of realized gain (loss) from affiliates)	(10,117)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	6,864

Net realized gain (loss)	(3,253)

Net change in unrealized appreciation (depreciation) on investments ($(49,829) of change in unrealized appreciation (depreciation) from affiliates)	(56,121)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(59,374)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,970)

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$36,404
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(3,253)
Net change in unrealized appreciation (depreciation) on investments	(56,121)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,970)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(43,301)
Distributions from net realized capital gains
Class B	(4,622)
Return of capital
Capital B	(10,277)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(58,200)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 400,000 shares ]	4,000,000
Capital shares issued in reinvestment of dividends and distributions [ 6,011 shares ]	58,200

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,058,200

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,977,030
NET ASSETS:
Beginning of period	—

End of period (a)	$3,977,030

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)
Net realized and unrealized gain (loss) on investments	(0.14)

Total from investment operations	(0.05)

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.01)
Return of capital	(0.03)

Total dividends and distributions	(0.15)

Net asset value, end of period	$9.80

Total return (b)	(0.53)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,977
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.46	%(l)
Before waivers and reimbursements (a)(f)(x)	2.22	%(l)
Portfolio turnover rate (z)	12%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM INCOME STRATEGIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(0.11)%
Barclays U.S. Aggregate Bond Index	(0.97)
25% MSCI AC World (Net) Index/50% Barclays U.S. Aggregate Bond Index/25% Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.16
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (0.11)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Barclays U.S. Aggregate Bond Index (0.97)%, and the 25% MSCI AC World (Net) Index/50% Barclays U.S. Aggregate Bond Index/25% Bank of America Merrill Lynch 3-Month Treasury Bill Index 0.16%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 25.6% equity investments, 47.3% fixed income investments and 27.1% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw negative performance for government bonds, driven by concerns global liquidity will drive up inflation in coming months, and positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Against this backdrop, the Portfolio outperformed its primary benchmark and underperformed its composite benchmark.

CHARTERSM INCOME STRATEGIES PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Boston Advisors Equity Income Portfolio	13.1%
iShares® Global Infrastructure ETF	8.4
Multimanager Multi-Sector Bond Portfolio	8.1
Multimanager Core Bond Portfolio	8.1
iShares® US Preferred Stock ETF	7.3
EQ/High Yield Bond Portfolio	6.1
EQ/Real Estate PLUS Portfolio	5.8
iShares® International Select Dividend ETF	5.2
iShares® iBoxx $ Investment Grade Corporate Bond ETF	4.0
Van Eck Global Hard Assets Fund, Institutional Class	3.5
PowerShares S&P 500 BuyWrite Portfolio	3.0
iShares® Floating Rate Bond ETF	2.5
SPDR® Barclays Investment Grade Floating Rate ETF	2.5
iShares® Aaa - A Rated Corporate Bond ETF	2.5
BlackRock Global Long/Short Credit Fund, Institutional Class	2.5
EQ/Global Bond PLUS Portfolio	2.4
PIMCO Foreign Bond Fund Unhedged, Institutional Class	2.3
SPDR® Barclays Short Term High Yield Bond ETF	2.0
EQ/PIMCO Global Real Return Portfolio	2.0
iShares® Global ex USD High Yield Corporate Bond ETF	1.8
iShares® JP Morgan USD Emerging Markets Bond ETF	1.5
iShares® Emerging Markets Infrastructure ETF	1.5
EQ/Energy ETF Portfolio	1.2
EQ/Natural Resources PLUS Portfolio	1.2
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	0.9
Vanguard Short-Term Inflation-Protected Securities ETF	0.4
PowerShares Global Short Term High Yield Bond Portfolio	0.2
iShares® International Treasury Bond ETF	0.0	#

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$998.90	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM INCOME STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
BlackRock Global Long/Short Credit Fund, Institutional Class	9,004	$97,330
EQ/Boston Advisors Equity Income Portfolio‡	76,647	519,272
EQ/Energy ETF Portfolio‡	4,832	48,206
EQ/Global Bond PLUS Portfolio‡	10,296	96,253
EQ/High Yield Bond Portfolio‡	24,067	242,981
EQ/Natural Resources PLUS Portfolio‡	4,588	47,287
EQ/PIMCO Global Real Return Portfolio‡	8,448	79,411
EQ/Real Estate PLUS Portfolio‡	23,823	229,364
iShares® Aaa - A Rated Corporate Bond ETF	1,980	98,584
iShares® Emerging Markets Infrastructure ETF	1,700	57,936
iShares® Floating Rate Bond ETF	1,970	99,919
iShares® Global ex USD High Yield Corporate Bond ETF	1,250	72,400
iShares® Global Infrastructure ETF	8,570	333,721
iShares® iBoxx $ Investment Grade Corporate Bond ETF	1,380	157,610
iShares® International Select Dividend ETF	5,450	206,991
iShares® International Treasury Bond ETF	10	1,004
iShares® JP Morgan USD Emerging Markets Bond ETF	540	58,406
iShares® US Preferred Stock ETF	7,830	288,379

Multimanager Core Bond Portfolio‡	32,360	$319,490
Multimanager Multi-Sector Bond Portfolio‡	83,099	320,177
PIMCO Foreign Bond Fund Unhedged, Institutional Class	8,932	89,677
PowerShares Global Short Term High Yield Bond Portfolio	310	7,762
PowerShares S&P 500 BuyWrite Portfolio	5,760	119,520
SPDR® Barclays Investment Grade Floating Rate ETF	3,250	99,678
SPDR® Barclays Short Term High Yield Bond ETF	2,590	79,927
Van Eck Global Hard Assets Fund, Institutional Class	2,793	139,326
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	4,406	37,804
Vanguard Short-Term Inflation- Protected Securities ETF	310	15,292

Total Investments (98.7%) (Cost $4,074,572)		3,963,707
Other Assets Less Liabilities (1.3%)		53,294

Net Assets (100%)		$4,017,001

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Boston Advisors Equity Income Portfolio	$—	$555,965	$5,704	$519,272	$10,793	$47,982
EQ/Energy ETF Portfolio	—	119,235	70,866	48,206	779	(188)
EQ/Global Bond PLUS Portfolio	—	100,393	1,159	96,253	—	1,959
EQ/High Yield Bond Portfolio .	—	256,164	2,824	242,981	12,146	569
EQ/Natural Resources PLUS Portfolio	—	119,100	71,623	47,287	645	(944)
EQ/PIMCO Global Real Return Portfolio	—	98,740	16,643	79,411	310	(488)
EQ/Real Estate PLUS Portfolio.	—	248,330	2,916	229,364	4,614	175
Multimanager Core Bond Portfolio	—	328,097	3,774	319,490	1,790	(5)
Multimanager Multi-Sector Bond Portfolio	—	338,600	3,772	320,177	12,292	(3)

	$—	$2,164,624	$179,281	$1,902,441	$43,369	$49,057

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INCOME STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,697,129	$—	$—	$1,697,129
Investment Companies	364,137	1,902,441	—	2,266,578

Total Assets	$2,061,266	$1,902,441	$—	$3,963,707

Total Liabilities	$—	—	$—	$—

Total	$2,061,266	$1,902,441	$—	$3,963,707

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,503,594
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$420,521

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$552
Aggregate gross unrealized depreciation	(111,573)

Net unrealized depreciation	$(111,021)

Federal income tax cost of investments	$4,074,728

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INCOME STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,985,343)	$1,902,441
Unaffiliated Issuers (Cost $2,089,229)	2,061,266
Cash	42,520
Receivable from investment manager	28,187
Deferred offering cost	14,593
Dividends, interest and other receivables	6,721
Receivable for securities sold	13

Total assets	4,055,741

LIABILITIES
Payable for securities purchased	15,500
Distribution fees payable - Class B	842
Trustees’ fees payable	1
Payable to Separate Accounts for Trust shares redeemed	1
Accrued expenses	22,396

Total liabilities	38,740

NET ASSETS	$4,017,001

Net assets were comprised of:
Paid in capital	$4,107,980
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	19,886
Net unrealized appreciation (depreciation) on investments	(110,865)

Net assets	$4,017,001

Class B
Net asset value, offering and redemption price per share, $4,017,001 / 411,590 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.76

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($43,369 of dividend income received from affiliates)	$68,626
Interest	28

Total income	68,654

EXPENSES
Professional fees	45,287
Administrative fees	6,532
Custodian fees	5,000
Offering costs	2,987
Distribution fees - Class B	1,686
Investment management fees	1,011
Printing and mailing expenses	126
Trustees’ fees	3
Miscellaneous	925

Gross expenses	63,557
Less: Waiver from investment manager	(7,543)
Reimbursement from investment manager	(51,633)

Net expenses	4,381

NET INVESTMENT INCOME (LOSS)	64,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(1,621) of realized gain (loss) from affiliates)	(8,500)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	50,678

Net realized gain (loss)	42,178

Net change in unrealized appreciation (depreciation) on investments ($(82,902) of change in unrealized appreciation (depreciation) from affiliates)	(110,865)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(68,687)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,414)

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INCOME STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$64,273
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	42,178
Net change in unrealized appreciation (depreciation) on investments	(110,865)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,414)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(79,751)
Distributions from net realized capital gains
Class B	(11,486)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(91,237)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 402,194 shares ]	4,021,420
Capital shares issued in reinvestment of dividends and distributions [ 9,397 shares ]	91,237
Capital shares repurchased [ (1) shares ]	(5)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
TRANSACTIONS	4,112,652

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,017,001
NET ASSETS:
Beginning of period	—

End of period (a)	$4,017,001

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INCOME STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)
Net realized and unrealized gain (loss) on investments	(0.18)

Total from investment operations	(0.02)

Less distributions:
Dividends from net investment income	(0.19)
Distributions from realized gains	(0.03)

Total dividends and distributions	(0.22)

Net asset value, end of period	$9.76

Total return (b)	(0.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,017
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	9.54	%(l)
Before waivers and reimbursements (a)(f)(x)	6.33	%(l)
Portfolio turnover rate (z)	11%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(0.01)%
Barclays U.S. Aggregate Bond Index	(0.97)
25% MSCI AC World (Net) Index/50% Barclays U.S. Aggregate Bond Index/25% Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.16
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (0.01)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Barclays U.S. Aggregate Bond Index (0.97)%, and the 25% MSCI AC World (Net) Index/50% Barclays U.S. Aggregate Bond Index/25% Bank of America Merrill Lynch 3-Month Treasury Bill Index 0.16%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 25.7% equity investments, 44.5% fixed income investments and 29.8% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw negative performance for government bonds, driven by concerns global liquidity will drive up inflation in coming months, and positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Against this backdrop, the Portfolio outperformed its primary benchmark and underperformed its composite benchmark.

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Boston Advisors Equity Income Portfolio	9.3%
EQ/Low Volatility Global ETF Portfolio	8.9
EQ/Convertible Securities Portfolio	8.5
EQ/PIMCO Global Real Return Portfolio	8.2
iShares® Floating Rate Bond ETF	7.8
SPDR® Barclays Investment Grade Floating Rate ETF	7.6
iShares® International Select Dividend ETF	7.5
EQ/Real Estate PLUS Portfolio	5.5
iShares® Global Infrastructure ETF	5.0
EQ/PIMCO Ultra Short Bond Portfolio	4.1
PIMCO Unconstrained Bond Fund, Institutional Class	3.2
EQ/Natural Resources PLUS Portfolio	2.7
EQ/Global Bond PLUS Portfolio	2.5
iShares® International Treasury Bond ETF	2.5
EQ/Energy ETF Portfolio	2.4
BlackRock Global Long/Short Credit Fund, Institutional Class	2.4
SPDR® Barclays Short Term High Yield Bond ETF	2.0
PowerShares S&P 500 BuyWrite Portfolio	2.0
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	1.9
Vanguard Short-Term Inflation-Protected Securities ETF	1.5
EQ/High Yield Bond Portfolio	1.0
Eaton Vance Floating-Rate Fund, Institutional Class	1.0
iShares® Emerging Markets Infrastructure ETF	0.7
iShares® Global ex USD High Yield Corporate Bond ETF	0.6
Van Eck Global Hard Assets Fund, Institutional Class	0.5
iShares® JP Morgan USD Emerging Markets Bond ETF	0.5
PowerShares Global Short Term High Yield Bond Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$999.90	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
BlackRock Global Long/Short Credit Fund, Institutional Class	8,961	$96,866
Eaton Vance Floating-Rate Fund, Institutional Class	4,266	39,205
EQ/Boston Advisors Equity Income Portfolio‡	54,670	370,377
EQ/Convertible Securities Portfolio‡.	33,202	338,107
EQ/Energy ETF Portfolio‡	9,717	96,948
EQ/Global Bond PLUS Portfolio‡	10,599	99,090
EQ/High Yield Bond Portfolio‡	3,893	39,299
EQ/Low Volatility Global ETF Portfolio‡	35,748	351,541
EQ/Natural Resources PLUS Portfolio‡	10,458	107,783
EQ/PIMCO Global Real Return Portfolio‡	34,623	325,456
EQ/PIMCO Ultra Short Bond Portfolio‡	16,278	161,082
EQ/Real Estate PLUS Portfolio‡	22,575	217,347
iShares® Emerging Markets Infrastructure ETF	850	28,968
iShares® Floating Rate Bond ETF	6,070	307,870
iShares® Global ex USD High Yield Corporate Bond ETF	390	22,589
iShares® Global Infrastructure ETF	5,040	196,258
iShares® International Select Dividend ETF	7,790	295,864
iShares® International Treasury Bond ETF	970	97,359

iShares® JP Morgan USD Emerging Markets Bond ETF	180	$19,469
PIMCO Unconstrained Bond Fund, Institutional Class	11,572	128,330
PowerShares Global Short Term High Yield Bond Portfolio	310	7,762
PowerShares S&P 500 BuyWrite Portfolio	3,840	79,680
SPDR® Barclays Investment Grade Floating Rate ETF	9,760	299,339
SPDR® Barclays Short Term High Yield Bond ETF	2,590	79,927
Van Eck Global Hard Assets Fund, Institutional Class	397	19,800
Van Eck Unconstrained Emerging Market Bond Fund, Institutional Class	8,959	76,867
Vanguard Short-Term Inflation- Protected Securities ETF	1,190	58,703

Total Investments (99.0%) (Cost $4,028,196)		3,961,886
Other Assets Less Liabilities (1.0%)		38,167

Net Assets (100%)		$4,000,053

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Boston Advisors Equity Income Portfolio	$—	$396,837	$4,244	$370,377	$7,735	$34,385
EQ/Convertible Securities Portfolio	—	335,180	4,021	338,107	2,903	17
EQ/Energy ETF Portfolio	—	108,547	11,266	96,948	1,575	(38)
EQ/Global Bond PLUS Portfolio	—	103,401	1,226	99,090	—	2,028
EQ/High Yield Bond Portfolio	—	41,500	517	39,299	1,974	93
EQ/Low Volatility Global ETF Portfolio	—	360,965	4,353	351,541	6,186	(46)
EQ/Natural Resources PLUS Portfolio	—	119,685	11,461	107,783	1,477	(154)
EQ/PIMCO Global Real Return Portfolio	—	361,584	25,072	325,456	1,139	(662)
EQ/PIMCO Ultra Short Bond Portfolio	—	254,925	92,222	161,082	1,586	(9)
EQ/Real Estate PLUS Portfolio	—	235,550	2,904	217,347	4,395	158

	$—	$2,318,174	$157,286	$2,107,030	$28,970	$35,772

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,493,795	$—	$—	$1,493,795
Investment Companies	361,061	2,107,030	—	2,468,091

Total Assets	$1,854,856	$2,107,030	$—	$3,961,886

Total Liabilities	$—	$—	$—	$—

Total	$1,854,856	$2,107,030	$—	$3,961,886

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,609,450
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$573,164

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,660
Aggregate gross unrealized depreciation	(74,170)

Net unrealized depreciation	$(66,510)

Federal income tax cost of investments	$4,028,396

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,160,888)	$2,107,030
Unaffiliated Issuers (Cost $1,867,308)	1,854,856
Cash	37,923
Receivable from investment manager	28,188
Deferred offering cost	14,593
Dividends, interest and other receivables	1,057
Receivable for securities sold	14

Total assets	4,043,661

LIABILITIES
Payable for securities purchased	20,364
Distribution fees payable - Class B	840
Trustees’ fees payable	1
Accrued expenses	22,403

Total liabilities	43,608

NET ASSETS	$4,000,053

Net assets were comprised of:
Paid in capital	$4,058,730
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	7,633
Net unrealized appreciation (depreciation) on investments	(66,310)

Net assets	$4,000,053

Class B
Net asset value, offering and redemption price per share, $4,000,053 / 406,484 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.84

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($28,970 of dividend income received from affiliates)	$41,619
Interest	25

Total income	41,644

EXPENSES
Professional fees	45,287
Administrative fees	6,531
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,684
Investment management fees	1,011
Printing and mailing expenses	126
Trustees’ fees	3
Miscellaneous	926

Gross expenses	63,554
Less: Waiver from investment manager	(7,542)
Reimbursement from investment manager	(51,634)

Net expenses	4,378

NET INVESTMENT INCOME (LOSS)	37,266

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(920) of realized gain (loss) from affiliates)	(8,092)
Net distributions of realized gain received from Underlying Portfolios ($36,692 received from affiliates)	37,189

Net realized gain (loss)	29,097

Net change in unrealized appreciation (depreciation) on investments ($(53,858) of change in unrealized appreciation (depreciation) from affiliates)	(66,310)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(37,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$37,266
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	29,097
Net change in unrealized appreciation (depreciation) on investments	(66,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(49,729)
Distributions from net realized capital gains
Class B	(13,671)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(63,400)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 400,000 shares ]	4,000,000
Capital shares issued in reinvestment of dividends and distributions [ 6,484 shares ]	63,400

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,063,400

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,000,053
NET ASSETS:
Beginning of period	—

End of period (a)	$4,000,053

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)
Net realized and unrealized gain (loss) on investments	(0.10)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.12)
Distributions from net realized capital gains	(0.03)

Total dividends and distributions	(0.15)

Net asset value, end of period	$9.84

Total return (b)	(0.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,000
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.53	%(l)
Before waivers and reimbursements (a)(f)(x)	2.33	%(l)
Portfolio turnover rate (z)	14%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM REAL ASSETS PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(2.88)%
Barclays World Government Inflation-Linked Bond Index	(2.65)
30% Barclays World Government Inflation-Linked Bond Index/70% Bank of America Merrill Lynch 3-Month Treasury Bill Index	(0.79)
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (2.88)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the Barclays World Government Inflation-Linked Bond Index (2.65)%, and the 30% Barclays World Government Inflation-Linked Bond Index/70% Bank of America Merrill Lynch 3-Month Treasury Bill Index (0.79)%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 30% fixed income investments and 70% non-traditional (alternative) investments.

•

The Portfolio’s inception on 10/30/2013 does not give it a meaningful track record for performance commentary. Global bonds (including inflation-linked bonds) generally fell, driven by concerns the expected end of U.S. expansionary monetary policy will hurt economic growth prospects around the world. Against this backdrop, the Portfolio slightly underperformed its primary benchmark and underperformed its composite benchmark.

CHARTERSM REAL ASSETS PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/PIMCO Global Real Return Portfolio	25.5%
EQ/Real Estate PLUS Portfolio	11.7
PowerShares DB G10 Currency Harvest Fund	10.1
iShares® Global Infrastructure ETF	10.0
EQ/Natural Resources PLUS Portfolio	5.4
EQ/Energy ETF Portfolio	5.3
iShares® U.S. Oil & Gas Exploration & Production ETF	4.8
PowerShares DB Gold Fund	4.7
Vanguard Short-Term Inflation-Protected Securities ETF	4.6
PowerShares DB Commodity Index Tracking Fund	4.1
Van Eck Global Hard Assets Fund, Institutional Class	3.8
PIMCO Commodity RealReturn Strategy Fund®, Institutional Class	1.8
Eaton Vance Diversified Currency Income Fund, Institutional Class	1.8
iShares® Emerging Markets Infrastructure ETF	1.7
PowerShares DB Base Metals Fund	1.5
Van Eck International Investors Gold Fund, Institutional Class	1.5
iShares® MSCI Global Agriculture Producers ETF	1.1
PowerShares DB Silver Fund	0.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$971.20	$1.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Eaton Vance Diversified Currency Income Fund, Institutional Class	6,592	$68,620
EQ/Energy ETF Portfolio‡	20,388	203,417
EQ/Natural Resources PLUS Portfolio‡	20,154	207,723
EQ/PIMCO Global Real Return Portfolio‡	104,510	982,396
EQ/Real Estate PLUS Portfolio‡	46,663	449,258
iShares® Emerging Markets Infrastructure ETF	1,980	67,478
iShares® Global Infrastructure ETF	9,930	386,674
iShares® MSCI Global Agriculture Producers ETF	1,490	40,945
iShares® U.S. Oil & Gas Exploration & Production ETF	2,240	184,397
PIMCO Commodity RealReturn Strategy Fund®, Institutional Class	12,619	69,279
PowerShares DB Base Metals Fund*.	3,530	59,516
PowerShares DB Commodity Index Tracking Fund*	6,150	157,748

PowerShares DB G10 Currency Harvest Fund*	15,310	$389,180
PowerShares DB Gold Fund*	4,490	181,216
PowerShares DB Silver Fund*	770	24,863
Van Eck Global Hard Assets Fund, Institutional Class	2,974	148,380
Van Eck International Investors Gold Fund, Institutional Class	5,427	57,197
Vanguard Short-Term Inflation- Protected Securities ETF	3,560	175,615

Total Investments (99.2%) (Cost $3,974,647)		3,853,902
Other Assets Less Liabilities (0.8%)		32,500

Net Assets (100%)		$3,886,402

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Energy ETF Portfolio	$—	$281,673	$77,558	$203,417	$3,304	$(215)
EQ/Natural Resources PLUS Portfolio	—	287,025	78,455	207,723	2,847	(1,036)
EQ/PIMCO Global Real Return Portfolio	—	1,211,817	196,048	982,396	3,816	(5,779)
EQ/Real Estate PLUS Portfolio.	—	561,344	80,461	449,258	9,086	(3,493)

	$—	$2,341,859	$432,522	$1,842,794	$19,053	$(10,523)

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,667,632	$—	$—	$1,667,632
Investment Companies	343,476	1,842,794	—	2,186,270

Total Assets	$2,011,108	$1,842,794	$—	$3,853,902

Total Liabilities	$—	$—	$—	$—

Total	$2,011,108	$1,842,794	$—	$3,853,902

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,562,381
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$570,482

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,364
Aggregate gross unrealized depreciation	(122,776)

Net unrealized depreciation	$(121,412)

Federal income tax cost of investments	$3,975,314

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,909,337)	$1,842,794
Unaffiliated Issuers (Cost $2,065,310)	2,011,108
Cash	188,435
Receivable from investment manager	28,220
Deferred offering cost	14,593
Dividends, interest and other receivables	79
Receivable for securities sold	14

Total assets	4,085,243

LIABILITIES
Payable for securities purchased	175,366
Distribution fees payable - Class B	820
Trustees’ fees payable	1
Accrued expenses	22,654

Total liabilities	198,841

NET ASSETS	$3,886,402

Net assets were comprised of:
Paid in capital	$4,024,399
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(17,252)
Net unrealized appreciation (depreciation) on investments	(120,745)

Net assets	$3,886,402

Class B
Net asset value, offering and redemption price per share, $3,886,402 / 404,650 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.60

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($19,053 of dividend income received from affiliates)	$27,020
Interest	25

Total income	27,045

EXPENSES
Professional fees	45,287
Administrative fees	6,513
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,654
Investment management fees	992
Printing and mailing expenses	125
Trustees’ fees	3
Miscellaneous	926

Gross expenses	63,486
Less: Waiver from investment manager	(7,505)
Reimbursement from investment manager	(51,683)

Net expenses	4,298

NET INVESTMENT INCOME (LOSS)	22,747

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(11,034) of realized gain (loss) from affiliates)	(17,253)
Net distributions of realized gain received from Underlying Portfolios ($511 received from affiliates)	1,653

Net realized gain (loss)	(15,600)

Net change in unrealized appreciation (depreciation) on investments ($(66,543) of change in unrealized appreciation (depreciation) from affiliates)	(120,745)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(136,345)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(113,598)

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,747
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(15,600)
Net change in unrealized appreciation (depreciation) on investments	(120,745)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(113,598)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(29,039)
Return of Capital
Class B	(15,321)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(44,360)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 400,000 shares ]	4,000,000
Capital shares issued in reinvestment of dividends [ 4,650 shares ]	44,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,044,360

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,886,402
NET ASSETS:
Beginning of period	—

End of period (a)	$3,886,402

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.06	(e)
Net realized and unrealized gain (loss) on investments	(0.35)

Total from investment operations	(0.29)

Less distributions:
Dividends from net investment income	(0.07)
Return of capital	(0.04)

Total dividends and distributions	(0.11)

Net asset value, end of period	$9.60

Total return (b)	(2.88)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,886
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.44	%(l)
Before waivers and reimbursements (a)(f)(x)	0.17	%(l)
Portfolio turnover rate (z)	15%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(0.17)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.02
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (0.17)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index 0.02%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 100.0% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw positive — but generally subdued — returns for alternative investments, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio slightly underperformed its primary benchmark.

CHARTERSM ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/GAMCO Mergers and Acquisitions Portfolio	27.7%
EQ/Convertible Securities Portfolio	15.5
PowerShares DB G10 Currency Harvest Fund	12.6
iShares® Global Infrastructure ETF	7.9
EQ/Real Estate PLUS Portfolio	7.1
EQ/Natural Resources PLUS Portfolio	3.9
EQ/Energy ETF Portfolio	3.8
AQR Managed Futures Strategy, Institutional Class	3.4
PowerShares DB Gold Fund	3.1
Blackstone/GSO Long-Short Credit Income Fund	3.0
iShares® U.S. Oil & Gas Exploration & Production ETF	2.6
PowerShares DB Base Metals Fund	2.4
PowerShares DB Commodity Index Tracking Fund	1.9
iShares® Emerging Markets Infrastructure ETF	1.9
BlackRock Global Long/Short Credit Fund, Institutional Class	1.3
iShares® MSCI Global Agriculture Producers ETF	0.8
WisdomTree Managed Futures Strategy Fund	0.7
PowerShares DB Silver Fund	0.4
PIMCO Foreign Bond Fund Unhedged, Institutional Class	0.0	#

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$998.30	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	12,952	$137,162
BlackRock Global Long/Short Credit Fund, Institutional Class	5,012	54,184
Blackstone/GSO Long-Short Credit Income Fund	6,750	120,622
EQ/Convertible Securities Portfolio‡.	62,028	631,639
EQ/Energy ETF Portfolio‡	15,456	154,206
EQ/GAMCO Mergers and Acquisitions Portfolio‡	84,882	1,127,814
EQ/Natural Resources PLUS Portfolio‡	15,474	159,487
EQ/Real Estate PLUS Portfolio‡	30,208	290,830
iShares® Emerging Markets Infrastructure ETF	2,270	77,362
iShares® Global Infrastructure ETF	8,310	323,591
iShares® MSCI Global Agriculture Producers ETF	1,120	30,778
iShares® U.S. Oil & Gas Exploration & Production ETF	1,290	106,193
PIMCO Foreign Bond Fund Unhedged, Institutional Class	4	44

PowerShares DB Base Metals Fund*.	5,880	$99,136
PowerShares DB Commodity Index Tracking Fund*	3,080	79,002
PowerShares DB G10 Currency Harvest Fund*	20,190	513,233
PowerShares DB Gold Fund*	3,080	124,309
PowerShares DB Silver Fund*	510	16,468
WisdomTree Managed Futures Strategy Fund*	730	30,324

Total Investments (98.7%) (Cost $4,147,931)		4,076,384
Other Assets Less Liabilities (1.3%)		53,032

Net Assets (100%)		$4,129,416

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Convertible Securities Portfolio	$—	$625,919	$7,143	$631,639	$5,336	$30
EQ/Energy ETF Portfolio	—	156,491	1,865	154,206	2,460	(9)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	1,174,355	13,398	1,127,814	7,202	41,959
EQ/Natural Resources PLUS Portfolio	—	161,881	1,878	159,487	2,149	(16)
EQ/Real Estate PLUS Portfolio.	—	314,363	3,822	290,830	5,769	259

	$—	$2,433,009	$28,106	$2,363,976	$22,916	$42,223

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,521,018	$—	$—	$1,521,018
Investment Companies	191,390	2,363,976	—	2,555,366

Total Assets	$1,712,408	$2,363,976	$—	$4,076,384

Total Liabilities	$—	$—	$—	$—

Total	$1,712,408	$2,363,976	$—	$4,076,384

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,365,888
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$214,787

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,562
Aggregate gross unrealized depreciation	(91,738)

Net unrealized depreciation	$(72,176)

Federal income tax cost of investments	$4,148,560

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,404,903)	$2,363,976
Unaffiliated Issuers (Cost $1,743,028)	1,712,408
Cash	43,223
Receivable from investment manager	28,171
Deferred offering cost	14,593
Dividends, interest and other receivables	105
Receivable for securities sold	22

Total assets	4,162,498

LIABILITIES
Payable for securities purchased	9,762
Distribution fees payable - Class B	851
Payable to Separate Accounts for Trust shares redeemed	5
Trustees’ fees payable	1
Accrued expenses	22,463

Total liabilities	33,082

NET ASSETS	$4,129,416

Net assets were comprised of:
Paid in capital	$4,203,821
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(2,858)
Net unrealized appreciation (depreciation) on investments	(71,547)

Net assets	$4,129,416

Class B
Net asset value, offering and redemption price per share, $4,129,416 / 421,333 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.80

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($22,916 of dividend income received from affiliates)	$31,180
Interest	24

Total income	31,204

EXPENSES
Professional fees	45,287
Administrative fees	6,536
Custodian fees	5,000
Offering costs	2,985
Distribution fees - Class B	1,693
Investment management fees	1,016
Printing and mailing expenses	126
Trustees’ fees	3
Miscellaneous	926

Gross expenses	63,572
Less: Waiver from investment manager	(7,552)
Reimbursement from investment manager	(51,620)

Net expenses	4,400

NET INVESTMENT INCOME (LOSS)	26,804

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(49) of realized gain (loss) from affiliates)	(3,168)
Net distributions of realized gain received from Underlying Portfolios ($42,272 received from affiliates)	43,632

Net realized gain (loss)	40,464

Net change in unrealized appreciation (depreciation) on investments ($(40,927) of change in unrealized appreciation (depreciation) from affiliates)	(71,547)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,083)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,279)

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,804
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	40,464
Net change in unrealized appreciation (depreciation) on investments	(71,547)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,279)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(62,400)
Distributions from net realized capital gains
Class B	(12,405)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(74,805)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 413,646 shares ]	4,133,753
Capital shares issued in reinvestment of dividends and distributions [ 7,693 shares ]	74,805
Capital shares repurchased [ (6) shares ]	(58)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,208,500

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,129,416
NET ASSETS:
Beginning of period	—

End of period (a)	$4,129,416

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)
Net realized and unrealized gain (loss) on investments	(0.09)

Total from investment operations	(0.02)

Less distributions:
Dividends from net investment income	(0.16)
Distributions from net realized capital gains	(0.02)

Total dividends and distributions	(0.18)

Net asset value, end of period	$9.80

Total return (b)	(0.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,129
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.96	%(l)
Before waivers and reimbursements(a)(f)(x)	0.77	%(l)
Portfolio turnover rate (z)	5%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(1.01)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.02
* Date of inception 10/30/13. Returnsfor periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (1.01)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index 0.02%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 100.0% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw positive — but generally subdued — returns for alternative investments, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio underperformed its primary benchmark.

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/GAMCO Mergers and Acquisitions Portfolio	20.9%
EQ/Convertible Securities Portfolio	10.2
EQ/Real Estate PLUS Portfolio	10.0
PowerShares DB G10 Currency Harvest Fund	9.8
iShares® Global Infrastructure ETF	8.1
EQ/Energy ETF Portfolio	6.1
EQ/Natural Resources PLUS Portfolio	6.1
iShares® U.S. Oil & Gas Exploration & Production ETF	5.1
PowerShares DB Gold Fund	5.0
PowerShares DB Commodity Index Tracking Fund	3.9
AQR Managed Futures Strategy, Institutional Class	3.8
BlackRock Global Long/Short Credit Fund, Institutional Class	3.0
iShares® Emerging Markets Infrastructure ETF	1.8
PowerShares DB Base Metals Fund	1.8
iShares® MSCI Global Agriculture Producers ETF	1.0
PowerShares DB Silver Fund	0.9
Blackstone/GSO Long-Short Credit Income Fund	0.9
WisdomTree Managed Futures Strategy Fund	0.8
iShares® MSCI Global Gold Miners ETF	0.8

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$989.90	$1.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	15,035	$159,225
BlackRock Global Long/Short Credit Fund, Institutional Class	11,489	124,199
Blackstone/GSO Long-Short Credit Income Fund	2,070	36,991
EQ/Convertible Securities Portfolio‡.	42,165	429,374
EQ/Energy ETF Portfolio‡	25,657	255,986
EQ/GAMCO Mergers and Acquisitions Portfolio‡	65,933	876,041
EQ/Natural Resources PLUS Portfolio‡	24,770	255,296
EQ/Real Estate PLUS Portfolio‡	43,454	418,360
iShares® Emerging Markets Infrastructure ETF	2,270	77,362
iShares® Global Infrastructure ETF	8,730	339,946
iShares® MSCI Global Agriculture Producers ETF	1,490	40,945
iShares® MSCI Global Gold Miners ETF	3,560	32,432
iShares® U.S. Oil & Gas Exploration & Production ETF	2,600	214,032
PowerShares DB Base Metals Fund*.	4,530	76,376

PowerShares DB Commodity Index Tracking Fund*	6,300	$161,595
PowerShares DB G10 Currency Harvest Fund*	16,240	412,821
PowerShares DB Gold Fund*	5,170	208,661
PowerShares DB Silver Fund*	1,150	37,133
WisdomTree Managed Futures Strategy Fund*	860	35,724

Total Investments (98.2%) (Cost $4,286,762)		4,192,499
Other Assets Less Liabilities (1.8%)		76,192

Net Assets (100%)		$4,268,691

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Convertible Securities Portfolio	$—	$445,685	$24,879	$429,374	$3,577	$59
EQ/Energy ETF Portfolio	—	259,603	2,943	255,986	4,035	(26)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	911,386	9,860	876,041	5,528	32,204
EQ/Natural Resources PLUS Portfolio	—	258,964	2,953	255,296	3,396	(36)
EQ/Real Estate PLUS Portfolio.	—	451,019	5,082	418,360	8,201	343

	$—	$2,326,657	$45,717	$2,235,057	$24,737	$32,544

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,674,026	$—	$—	$1,674,026
Investment Companies	283,416	2,235,057	—	2,518,473

Total Assets	$1,957,442	$2,235,057	$—	$4,192,499

Total Liabilities	$—	$—	$—	$—

Total	$1,957,442	$2,235,057	$—	$4,192,499

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,582,838
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$291,070

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,917
Aggregate gross unrealized depreciation	(111,373)

Net unrealized depreciation	$(94,456)

Federal income tax cost of investments	$4,286,955

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,280,940)	$2,235,057
Unaffiliated Issuers (Cost $2,005,822)	1,957,442
Cash	70,036
Receivable from investment manager	28,146
Receivable from Separate Accounts for Trust shares sold	26,220
Deferred offering cost	14,593
Dividends, interest and other receivables	186

Total assets	4,331,680

LIABILITIES
Payable for securities purchased	39,567
Distribution fees payable - Class B	866
Payable to Separate Accounts for Trust shares redeemed	10
Trustees’ fees payable	1
Accrued expenses	22,545

Total liabilities	62,989

NET ASSETS	$4,268,691

Net assets were comprised of:
Paid in capital	$4,367,961
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(5,007)
Net unrealized appreciation (depreciation) on investments	(94,263)

Net assets	$4,268,691

Class B
Net asset value, offering and redemption price per share, $4,268,691 / 438,658 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.73

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($24,737 of dividend income received from affiliates)	$32,563
Interest	26

Total income	32,589

EXPENSES
Professional fees	45,287
Administrative fees	6,543
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,705
Investment management fees	1,023
Printing and mailing expenses	126
Trustees’ fees	3
Miscellaneous	924

Gross expenses	63,597
Less: Waiver from investment manager	(7,566)
Reimbursement from investment manager	(51,602)

Net expenses	4,429

NET INVESTMENT INCOME (LOSS)	28,160

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(113) of realized gain (loss) from affiliates)	(5,008)
Net distributions of realized gain received from Underlying Portfolios ($32,657 received from affiliates)	34,210

Net realized gain (loss)	29,202

Net change in unrealized appreciation (depreciation) on investments ($(45,883) of change in unrealized appreciation (depreciation) from affiliates)	(94,263)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(65,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,901)

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,160
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	29,202
Net change in unrealized appreciation (depreciation) on investments	(94,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,901)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(56,846)
Distributions from net realized capital gains
Class B	(10,214)
Return of capital
Class B	(3,390)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(70,450)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 431,367 shares ]	4,305,709
Capital shares issued in reinvestment of dividends and distributions [ 7,303 shares ]	70,450
Capital shares repurchased [ (12) shares ]	(117)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,376,042

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,268,691
NET ASSETS:
Beginning of period	—

End of period (a)	$4,268,691

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)
Net realized and unrealized gain (loss) on investments	(0.17)

Total from investment operations	(0.10)

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	(0.02)
Return of capital	(0.01)

Total dividends and distributions	(0.17)

Net asset value, end of period	$9.73

Total return (b)	(1.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,269
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	4.13	%(l)
Before waivers and reimbursements (a)(f)(x)	0.96	%(l)
Portfolio turnover rate (z)	7%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM ALTERNATIVE 100 GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class B Shares*	(1.79)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.02
* Date of inception 10/30/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (1.79)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index 0.02%, over the same period.

Portfolio Highlights

For the period October 30, 2013 — December 31, 2013

•	As of 12/31/2013, the Portfolio’s allocation consisted of 100.0% non-traditional (alternative) investments.

•

With an inception date at the end of October, the Portfolio operated during a period that saw positive — but generally subdued — returns for alternative investments, as their low correlation with high-flying traditional equity sectors weighed on returns. In this environment, the Portfolio underperformed its primary benchmark.

CHARTERSM ALTERNATIVE 100 GROWTH PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Real Estate PLUS Portfolio	13.4%
iShares® Global Infrastructure ETF	9.6
EQ/Natural Resources PLUS Portfolio	9.3
EQ/Energy ETF Portfolio	9.1
EQ/Convertible Securities Portfolio	8.1
PowerShares DB G10 Currency Harvest Fund	7.9
iShares® U.S. Oil & Gas Exploration & Production ETF	7.5
PowerShares DB Gold Fund	6.1
PowerShares DB Commodity Index Tracking Fund	5.8
EQ/GAMCO Mergers and Acquisitions Portfolio	5.7
AQR Managed Futures Strategy, Institutional Class	3.7
iShares® Emerging Markets Infrastructure ETF	2.2
iShares® MSCI Global Gold Miners ETF	2.1
BlackRock Global Long/Short Credit Fund, Institutional Class	2.1
PowerShares DB Base Metals Fund	1.8
WisdomTree Managed Futures Strategy Fund	1.6
Blackstone/GSO Long-Short Credit Income Fund	1.6
iShares® MSCI Global Agriculture Producers ETF	1.6
PowerShares DB Silver Fund	0.8

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 30, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$982.10	$1.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†   Class B commenced operations on 10/30/2013.

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 62/365 for Class B (to reflect actual number of days in the period).

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	13,545	$143,439
BlackRock Global Long/Short Credit Fund, Institutional Class	7,427	80,290
Blackstone/GSO Long-Short Credit Income Fund	3,450	61,652
EQ/Convertible Securities Portfolio‡	31,077	316,459
EQ/Energy ETF Portfolio‡	35,701	356,201
EQ/GAMCO Mergers and Acquisitions Portfolio‡	16,738	222,396
EQ/Natural Resources PLUS Portfolio‡	35,342	364,260
EQ/Real Estate PLUS Portfolio‡	54,259	522,390
iShares® Emerging Markets Infrastructure ETF	2,550	86,904
iShares® Global Infrastructure ETF	9,570	372,656
iShares® MSCI Global Agriculture Producers ETF	2,240	61,555
iShares® MSCI Global Gold Miners ETF	8,900	81,079
iShares® U.S. Oil & Gas Exploration & Production ETF	3,530	290,590

PowerShares DB Base Metals Fund*	4,120	$69,463
PowerShares DB Commodity Index Tracking Fund*	8,840	226,746
PowerShares DB G10 Currency Harvest Fund*	12,040	306,057
PowerShares DB Gold Fund*	5,940	239,738
PowerShares DB Silver Fund*	1,030	33,259
WisdomTree Managed Futures Strategy Fund*	1,490	61,895

Total Investments (98.7%) (Cost $4,006,819)		3,897,029
Other Assets Less Liabilities (1.3%)		49,882

Net Assets (100%)		$3,946,911

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 30, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Convertible Securities Portfolio	$—	$353,695	$43,711	$316,459	$2,704	$108
EQ/Energy ETF Portfolio	—	361,757	4,350	356,201	5,758	(44)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	231,738	2,696	222,396	1,438	8,378
EQ/Natural Resources PLUS Portfolio	—	370,223	4,495	364,260	4,969	(68)
EQ/Real Estate PLUS Portfolio	—	565,987	7,028	522,390	10,509	375

	$—	$1,883,400	$62,280	$1,781,706	$25,378	$8,749

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,891,594	$—	$—	$1,891,594
Investment Companies	223,729	1,781,706	—	2,005,435

Total Assets	$2,115,323	$1,781,706	$—	$3,897,029

Total Liabilities	$—	$—	$—	$—

Total	$2,115,323	$1,781,706	$—	$3,897,029

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,268,108
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$257,209

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,560
Aggregate gross unrealized depreciation	(124,685)

Net unrealized depreciation	$(110,125)

Federal income tax cost of investments	$4,007,154

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,821,120)	$1,781,706
Unaffiliated Issuers (Cost $2,185,699)	2,115,323
Cash	35,818
Receivable from investment manager	28,214
Deferred offering cost	14,593
Dividends, interest and other receivables	189

Total assets	3,975,843

LIABILITIES
Payable for securities purchased	5,463
Distribution fees payable - Class B	823
Trustees’ fees payable	1
Payable to Separate Accounts for Trust shares redeemed	1
Accrued expenses	22,644

Total liabilities	28,932

NET ASSETS	$3,946,911

Net assets were comprised of:
Paid in capital	$4,060,780
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(4,079)
Net unrealized appreciation (depreciation) on investments	(109,790)

Net assets	$3,946,911

Class B
Net asset value, offering and redemption price per share, $3,946,911 / 407,874 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.68

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($25,378 of dividend income received from affiliates)	$34,920
Interest	18

Total income	34,938

EXPENSES
Professional fees	45,287
Administrative fees	6,515
Custodian fees	5,000
Offering costs	2,986
Distribution fees - Class B	1,658
Investment management fees	995
Printing and mailing expenses	125
Trustees’ fees	3
Miscellaneous	925

Gross expenses	63,494
Less: Waiver from investment manager	(7,510)
Reimbursement from investment manager	(51,677)

Net expenses	4,307

NET INVESTMENT INCOME (LOSS)	30,631

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(219) of realized gain (loss) from affiliates)	(4,079)
Net distributions of realized gain received from Underlying Portfolios ($8,968 received from affiliates)	10,401

Net realized gain (loss)	6,322

Net change in unrealized appreciation (depreciation) on investments ($(39,414) of change in unrealized appreciation (depreciation) from affiliates)	(109,790)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(103,468)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(72,837)

*	The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,631
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	6,322
Net change in unrealized appreciation (depreciation) on investments	(109,790)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(72,837)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(42,097)
Distributions from net realized capital gains
Class B	(3,579)
Return of capital
Class B	(10,044)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(55,720)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 402,055 shares ]	4,019,750
Capital shares issued in reinvestment of dividends and distributions [ 5,819 shares ]	55,720
Capital shares repurchased [ 0 shares ]	(2)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,075,468

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,946,911
NET ASSETS:
Beginning of period	—

End of period (a)	$3,946,911

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)
Net realized and unrealized gain (loss) on investments	(0.25)

Total from investment operations	(0.17)

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.01)
Return of capital	(0.03)

Total dividends and distributions	(0.15)

Net asset value, end of period	$9.68

Total return (b)	(1.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,947
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%
Before waivers and reimbursements (a)(f)	3.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	4.62	%(l)
Before waivers and reimbursements (a)(f)(x)	1.36	%(l)
Portfolio turnover rate (z)	7%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.
➢	ClearBridge Investments, LLC
➢	Scotia Institutional Asset Management US, Ltd.
➢	Marsico Capital Management, LLC
➢	T. Rowe Price Associates, Inc.
➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1	5	10 Years/ Since
	Year	Years	Incept.
Portfolio – Class A Shares*	37.21%	19.02%	6.24%
Portfolio – Class B Shares**	37.14	18.83	6.02
Portfolio – Class K Shares***	37.55	N/A	22.96
Russell 3000® Growth Index	34.23	20.56	7.95
Volatility Managed Index – Large Cap Growth 3000	33.31	17.56	9.51
* Date of inception 1/27/86. ** Date of inception 10/2/96. ***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 37.21% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 3000® Growth Index, returned 34.23%, and the Volatility Managed Index — Large Cap Growth 3000 returned 33.31%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Positive stock selection in the Information Technology, Health Care and Consumer Discretionary sectors was the overwhelming driver of outperformance relative to the benchmark.

•

Specific contributors in the Information Technology sector included an underweight to Apple Inc. and International Business Machines Corp. and relative overweight allocations to Yelp, Inc., Splunk Inc. and LinkedIn Corporation.

•	Within the Health Care sector, an overweight allocation to Biogen Idec Inc. was a key contributor.

•	Tesla Motors, Inc. was the leading contributor in the Consumer Discretionary sector.

•	The Portfolio also benefited from an underweight allocation in Consumer Staples relative to the benchmark, as Consumer Staples was a weak-performing sector of the benchmark.

What hurt performance during the year:

•	Overweight positions relative to the benchmark in Information Technology holdings Fusion-io, Inc., Solarwinds, Inc. and Mellanox Technologies detracted from Portfolio performance.

•	Within the Consumer Discretionary sector, relative overweights in Ulta Salon Cosmetics & Fragrance, Inc. and athletic apparel company Lululemon Athletica, Inc. held back performance for the period.

•	An underweight to the Industrials sector also detracted from relative performance for the period.

•	Stock selection in the Materials and Energy sectors hurt relative performance for the period. Within the Energy sector, an overweight position in Anadarko Petroleum Corp. was notably detrimental.

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	23.9%
Consumer Discretionary	20.6
Health Care	16.7
Industrials	10.1
Consumer Staples	5.7
Energy	4.7
Financials	4.4
Materials	4.0
Telecommunication Services	1.1
Utilities	0.1
Cash and Other	8.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,215.40	$5.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.93	5.33
Class B
Actual	1,000.00	1,214.58	5.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.99	5.26
Class K
Actual	1,000.00	1,216.96	4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.19	4.06

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.05%, 1.03% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.6%)
Auto Components (0.5%)
Allison Transmission Holdings, Inc.	5,412	$149,425
BorgWarner, Inc.	40,840	2,283,364
Dana Holding Corp.	6,468	126,902
Delphi Automotive plc	15,179	912,713
Drew Industries, Inc.	924	47,309
Gentherm, Inc.*	1,188	31,850
Goodyear Tire & Rubber Co.	13,590	324,122
Johnson Controls, Inc.	29,610	1,518,993
Lear Corp.	1,980	160,321
Tenneco, Inc.*	2,838	160,546
Visteon Corp.*	2,178	178,357

		5,893,902

Automobiles (0.6%)
Ford Motor Co.	59,924	924,627
Harley-Davidson, Inc.	10,691	740,245
Tesla Motors, Inc.*	30,728	4,620,877

		6,285,749

Distributors (0.1%)
Genuine Parts Co.	7,193	598,385
LKQ Corp.*	15,863	521,893
Pool Corp.	2,112	122,792

		1,243,070

Diversified Consumer Services (0.1%)
American Public Education, Inc.*	1,084	47,122
Grand Canyon Education, Inc.*	1,320	57,552
H&R Block, Inc.	12,011	348,799
Hillenbrand, Inc.	2,249	66,166
ITT Educational Services, Inc.*	1,980	66,488
K12, Inc.*	1,450	31,538
Service Corp. International	7,325	132,802
Sotheby’s, Inc.	4,356	231,739
Steiner Leisure Ltd.*	528	25,972
Weight Watchers International, Inc.	1,299	42,776

		1,050,954

Hotels, Restaurants & Leisure (4.3%)
AFC Enterprises, Inc.*	726	27,951
Brinker International, Inc.	3,498	162,097
Buffalo Wild Wings, Inc.*	24,500	3,606,400
Burger King Worldwide, Inc.	5,742	131,262
CEC Entertainment, Inc.	1,382	61,195
Chipotle Mexican Grill, Inc.*	17,680	9,419,550
Choice Hotels International, Inc.	132	6,483
Darden Restaurants, Inc.	3,762	204,540
Denny’s Corp.*	5,082	36,540
DineEquity, Inc.	1,452	121,315
Domino’s Pizza, Inc.	2,508	174,682
Dunkin’ Brands Group, Inc.	3,762	181,328
Einstein Noah Restaurant Group, Inc.	132	1,914
Hilton Worldwide Holdings, Inc.*	5,300	117,925

International Game Technology	11,518	$209,167
Interval Leisure Group, Inc.	2,371	73,264
Las Vegas Sands Corp.	65,059	5,131,203
Life Time Fitness, Inc.*	195	9,165
Marriott International, Inc., Class A	10,854	535,753
McDonald’s Corp.	44,344	4,302,698
MGM Resorts International*	22,200	522,144
Morgans Hotel Group Co.*	1,188	9,659
Norwegian Cruise Line Holdings Ltd.*	3,696	131,097
Panera Bread Co., Class A*	1,452	256,554
Papa John’s International, Inc.	1,848	83,899
Pinnacle Entertainment, Inc.*	2,068	53,747
Ruth’s Hospitality Group, Inc.	594	8,441
Scientific Games Corp., Class A*	5,016	84,921
Six Flags Entertainment Corp.	4,164	153,319
Sonic Corp.*	4,554	91,945
Starbucks Corp.	112,025	8,781,640
Starwood Hotels & Resorts Worldwide, Inc.	60,756	4,827,064
Texas Roadhouse, Inc.	4,158	115,592
Wyndham Worldwide Corp.	6,732	496,081
Wynn Resorts Ltd.	31,332	6,084,988
Yum! Brands, Inc.	19,862	1,501,766

		47,717,289

Household Durables (0.4%)
D.R. Horton, Inc.*	47,710	1,064,887
iRobot Corp.*	990	34,422
Jarden Corp.*	5,562	341,229
Lennar Corp., Class A	32,286	1,277,234
Newell Rubbermaid, Inc.	7,391	239,542
NVR, Inc.*	198	203,150
PulteGroup, Inc.	17,159	349,529
Tupperware Brands Corp.	3,564	336,905
Whirlpool Corp.	990	155,292

		4,002,190

Internet & Catalog Retail (4.9%)
1-800-FLOWERS.COM, Inc., Class A*	1,386	7,498
Amazon.com, Inc.*	49,066	19,567,030
Blue Nile, Inc.*	990	46,619
Ctrip.com International Ltd. (ADR)*	14,400	714,528
Expedia, Inc.	4,746	330,606
Groupon, Inc.*	18,545	218,275
Liberty Interactive Corp.,	56,718	1,664,673
Liberty Ventures*	4,655	570,656
Netflix, Inc.*	17,050	6,277,299
Nutrisystem, Inc.	1,650	27,126
Overstock.com, Inc.*	858	26,418
PetMed Express, Inc.	1,254	20,854
priceline.com, Inc.*	17,478	20,316,427
TripAdvisor, Inc.*	60,244	4,990,011

		54,778,020

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.1%)
Brunswick Corp.	3,800	$175,028
Hasbro, Inc.	4,339	238,688
Mattel, Inc.	15,300	727,974
Polaris Industries, Inc.	2,508	365,265
Smith & Wesson Holding Corp.*	5,412	73,008

		1,579,963

Media (5.2%)
AMC Networks, Inc., Class A*	26,078	1,776,173
Cablevision Systems Corp. - New York Group, Class A	132,166	2,369,736
CBS Corp. (Non-Voting), Class B	43,280	2,758,667
Charter Communications, Inc., Class A*	2,706	370,073
Cinemark Holdings, Inc.	5,280	175,982
Comcast Corp., Class A	345,664	17,727,761
Crown Media Holdings, Inc., Class A*	264	932
DIRECTV*	51,283	3,543,142
Discovery Communications, Inc., Class A*	20,823	1,882,816
Discovery Communications, Inc., Class C*	13,472	1,129,762
DISH Network Corp., Class A*	9,239	535,123
Global Sources Ltd.*	1,016	8,260
Interpublic Group of Cos., Inc.	8,777	155,353
Lamar Advertising Co., Class A*	3,498	182,771
Liberty Global plc, Class A*	21,983	1,956,267
Liberty Media Corp., Class A*	13,142	1,924,646
Lions Gate Entertainment Corp.	4,158	131,642
Loral Space & Communications, Inc.*	698	56,524
Madison Square Garden Co., Class A*	28,717	1,653,525
Morningstar, Inc.	2,178	170,080
National CineMedia, Inc.	148	2,954
News Corp., Class A*	16,185	291,654
Omnicom Group, Inc.	11,426	849,752
Regal Entertainment Group, Class A	2,790	54,265
Scripps Networks Interactive, Inc., Class A	4,861	420,039
Sirius XM Holdings, Inc.*	64,411	224,794
Starz, Class A*	16,290	476,320
Time Warner Cable, Inc.	12,869	1,743,749
Twenty-First Century Fox, Inc., Class A	101,784	3,580,761
Viacom, Inc., Class B	52,781	4,609,893
Walt Disney Co.	98,295	7,509,738
World Wrestling Entertainment, Inc., Class A	28,180	467,224

		58,740,378

Multiline Retail (0.5%)
Big Lots, Inc.*	3,036	98,032
Dillard’s, Inc., Class A	1,452	141,149
Dollar General Corp.*	14,453	871,805

Dollar Tree, Inc.*	25,256	$1,424,944
Family Dollar Stores, Inc.	5,744	373,188
Macy’s, Inc.	13,133	701,302
Nordstrom, Inc.	7,374	455,713
Target Corp.	22,240	1,407,125

		5,473,258

Specialty Retail (3.1%)
Aaron’s, Inc.	561	16,493
Abercrombie & Fitch Co., Class A	2,508	82,538
Advance Auto Parts, Inc.	3,366	372,549
Aeropostale, Inc.*	5,313	48,295
American Eagle Outfitters, Inc.	6,996	100,742
America’s Car-Mart, Inc.*	594	25,085
Ascena Retail Group, Inc.*	5,678	120,147
AutoNation, Inc.*	3,102	154,138
AutoZone, Inc.*	1,791	855,991
Bed Bath & Beyond, Inc.*	10,761	864,108
Best Buy Co., Inc.	4,356	173,717
Buckle, Inc.	1,914	100,600
Cabela’s, Inc.*	2,112	140,786
CarMax, Inc.*	9,899	465,451
Cato Corp., Class A	1,720	54,696
Dick’s Sporting Goods, Inc.	4,884	283,760
DSW, Inc., Class A	792	33,842
Finish Line, Inc., Class A	726	20,452
Foot Locker, Inc.	3,498	144,957
Gap, Inc.	13,991	546,768
GNC Holdings, Inc., Class A	3,432	200,600
Home Depot, Inc.	89,089	7,335,588
L Brands, Inc.	12,077	746,963
Lowe’s Cos., Inc.	85,157	4,219,529
Lumber Liquidators Holdings, Inc.*	1,320	135,815
O’Reilly Automotive, Inc.*	5,796	746,003
PetSmart, Inc.	5,016	364,914
Ross Stores, Inc.	11,087	830,749
Sally Beauty Holdings, Inc.*	6,707	202,753
Signet Jewelers Ltd.	1,716	135,049
Tiffany & Co.	4,909	455,457
TJX Cos., Inc.	107,250	6,835,043
Tractor Supply Co.	99,274	7,701,677
Ulta Salon Cosmetics & Fragrance, Inc.*	2,904	280,294
Urban Outfitters, Inc.*	7,096	263,262
Williams-Sonoma, Inc.	4,290	250,021
Zumiez, Inc.*	1,056	27,456

		35,336,288

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	2,244	161,097
Coach, Inc.	14,264	800,638
Crocs, Inc.*	2,574	40,978
Deckers Outdoor Corp.*	1,848	156,082
Fossil Group, Inc.*	7,722	926,177
G-III Apparel Group Ltd.*	462	34,091
Hanesbrands, Inc.	5,412	380,301
Lululemon Athletica, Inc.*	2,812	165,992
Michael Kors Holdings Ltd.*	8,909	723,322
NIKE, Inc., Class B	31,333	2,464,027
Oxford Industries, Inc.	858	69,215

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

PVH Corp.	2,970	$403,979
Ralph Lauren Corp.	2,949	520,705
Steven Madden Ltd.*	3,294	120,528
Under Armour, Inc., Class A*	3,432	299,614
VF Corp.	35,066	2,186,014

		9,452,760

Total Consumer Discretionary		231,553,821

Consumer Staples (5.7%)
Beverages (1.4%)
Brown-Forman Corp., Class B	6,534	493,774
Coca-Cola Bottling Co. Consolidated	198	14,492
Coca-Cola Co.	169,154	6,987,752
Coca-Cola Enterprises, Inc	12,101	534,017
Constellation Brands, Inc., Class A*	6,402	450,573
Dr. Pepper Snapple Group, Inc.	10,427	508,003
Monster Beverage Corp.*	7,391	500,888
National Beverage Corp.*	66	1,330
PepsiCo, Inc.	81,122	6,728,259

		16,219,088

Food & Staples Retailing (1.4%)
Arden Group, Inc., Class A	66	8,350
Costco Wholesale Corp.	36,470	4,340,295
CVS Caremark Corp.	6,204	444,020
Fresh Market, Inc.*	2,772	112,266
Harris Teeter Supermarkets, Inc.	2,310	113,998
Kroger Co.	25,936	1,025,250
Pantry, Inc.*	198	3,322
PriceSmart, Inc.	792	91,508
Safeway, Inc.	5,808	189,167
Sysco Corp.	9,066	327,283
United Natural Foods, Inc.*	2,244	169,175
Walgreen Co.	31,546	1,812,002
Wal-Mart Stores, Inc.	47,190	3,713,381
Whole Foods Market, Inc.	52,877	3,057,877

		15,407,894

Food Products (1.1%)
Alico, Inc.	132	5,131
Archer-Daniels-Midland Co.	3,564	154,678
Campbell Soup Co.	7,160	309,885
ConAgra Foods, Inc.	17,027	573,810
Darling International, Inc.*	5,940	124,027
Flowers Foods, Inc.	7,573	162,592
General Mills, Inc.	28,494	1,422,135
Green Mountain Coffee Roasters, Inc.*	8,408	635,477
Hain Celestial Group, Inc.*	1,914	173,753
Hershey Co.	27,646	2,688,021
Hillshire Brands Co.	6,619	221,339
Hormel Foods Corp.	5,940	268,310
Ingredion, Inc.	2,904	198,808
J.M. Smucker Co.	1,188	123,100
Kellogg Co.	10,759	657,052
Kraft Foods Group, Inc.	26,310	1,418,635
Lifeway Foods, Inc.	264	4,219

McCormick & Co., Inc. (Non-Voting)	6,104	$420,688
Mead Johnson Nutrition Co.	9,437	790,443
Mondelez International, Inc., Class A	58,720	2,072,816
WhiteWave Foods Co., Class A*	1,871	42,921

		12,467,840

Household Products (0.6%)
Church & Dwight Co., Inc.	6,138	406,826
Clorox Co.	4,884	453,040
Colgate-Palmolive Co.	41,442	2,702,433
Kimberly-Clark Corp.	14,241	1,487,615
Procter & Gamble Co.	17,441	1,419,872

		6,469,786

Personal Products (0.2%)
Avon Products, Inc.	20,036	345,020
Estee Lauder Cos., Inc., Class A	10,182	766,908
Herbalife Ltd.	3,762	296,069
Inter Parfums, Inc.	66	2,364
Nu Skin Enterprises, Inc., Class A	2,640	364,901
Star Scientific, Inc.*	726	842
USANA Health Sciences, Inc.*	330	24,941

		1,801,045

Tobacco (1.0%)
Altria Group, Inc.	88,825	3,409,992
Lorillard, Inc.	18,017	913,102
Philip Morris International, Inc.	72,815	6,344,371
Reynolds American, Inc.	10,559	527,844

		11,195,309

Total Consumer Staples		63,560,962

Energy (4.7%)
Energy Equipment & Services (2.4%)
Atwood Oceanics, Inc.*	2,640	140,950
Cameron International Corp.*	8,755	521,185
CARBO Ceramics, Inc.	924	107,674
Core Laboratories N.V.	16,700	3,188,865
Dresser-Rand Group, Inc.*	4,620	275,491
Dril-Quip, Inc.*	1,584	174,129
FMC Technologies, Inc.*	11,285	589,190
Frank’s International N.V	1,100	29,700
Halliburton Co.	72,498	3,679,273
National Oilwell Varco, Inc.	51,239	4,075,038
Oceaneering International, Inc.	5,082	400,868
RPC, Inc.	3,564	63,617
Schlumberger Ltd.	107,982	9,730,258
Seadrill Ltd.	15,641	642,532
Weatherford International Ltd.*	234,997	3,640,103

		27,258,873

Oil, Gas & Consumable Fuels (2.3%)
Anadarko Petroleum Corp.	70,831	5,618,315
Antero Resources Corp.*	5,600	355,264
Apco Oil and Gas International, Inc.*	792	12,347
Cabot Oil & Gas Corp.	19,534	757,138
Cheniere Energy, Inc.*	9,635	415,461

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Clean Energy Fuels Corp.*	3,036	$39,104
Cobalt International Energy, Inc.*	11,153	183,467
Concho Resources, Inc.*	5,016	541,728
Contango Oil & Gas Co.*	726	34,311
Continental Resources, Inc.*	22,209	2,498,957
CVR Energy, Inc.	3,960	171,983
EOG Resources, Inc.	11,285	1,894,074
EQT Corp.	6,072	545,144
FX Energy, Inc.*	2,178	7,971
Gulfport Energy Corp.*	2,376	150,044
Isramco, Inc.*	132	16,771
Kinder Morgan, Inc.	26,860	966,960
Kodiak Oil & Gas Corp.*	11,700	131,157
Kosmos Energy Ltd.*	5,544	61,982
Laredo Petroleum Holdings, Inc.*	5,346	148,031
Newfield Exploration Co.*	25,000	615,750
Noble Energy, Inc.	3,300	224,763
Oasis Petroleum, Inc.*	4,158	195,301
Panhandle Oil and Gas, Inc., Class A	396	13,230
Pioneer Natural Resources Co.	14,764	2,717,610
Range Resources Corp.	32,273	2,720,937
Rosetta Resources, Inc.*	2,508	120,484
SM Energy Co.	2,442	202,955
Southwestern Energy Co.*	15,567	612,250
Suncor Energy, Inc.	36,839	1,291,207
VAALCO Energy, Inc.*	990	6,821
Valero Energy Corp.	34,765	1,752,156
Whiting Petroleum Corp.*	2,574	159,253
Williams Cos., Inc.	16,565	638,912
World Fuel Services Corp.	2,706	116,791

		25,938,629

Total Energy		53,197,502

Financials (4.4%)
Capital Markets (1.0%)
Affiliated Managers Group, Inc.*	2,442	529,621
Ameriprise Financial, Inc.	2,838	326,512
BGC Partners, Inc., Class A	990	5,999
BlackRock, Inc.	2,029	642,118
Charles Schwab Corp.	6,600	171,600
Cohen & Steers, Inc.	528	21,152
Diamond Hill Investment Group, Inc.	132	15,621
Eaton Vance Corp.	6,607	282,713
Federated Investors, Inc., Class B	4,092	117,850
Franklin Resources, Inc.	18,087	1,044,162
GAMCO Investors, Inc., Class A	132	11,480
Greenhill & Co., Inc.	1,584	91,777
ICG Group, Inc.*	1,254	23,362
Lazard Ltd., Class A	4,554	206,387
LPL Financial Holdings, Inc.	2,904	136,575
Morgan Stanley	47,072	1,476,178
Pzena Investment Management, Inc., Class A	330	3,881
SEI Investments Co.	7,193	249,813

State Street Corp.	48,052	$3,526,536
T. Rowe Price Group, Inc.	12,144	1,017,303
TD Ameritrade Holding Corp.	50,314	1,541,621
Waddell & Reed Financial, Inc., Class A	4,950	322,344
Westwood Holdings Group, Inc.	264	16,344

		11,780,949

Commercial Banks (0.0%)
Signature Bank/New York*	1,914	205,602

Consumer Finance (0.7%)
American Express Co.	82,291	7,466,263
Portfolio Recovery Associates, Inc.*	3,585	189,431

		7,655,694

Diversified Financial Services (0.8%)
CBOE Holdings, Inc.	3,828	198,903
Citigroup, Inc.	87,319	4,550,193
IntercontinentalExchange Group, Inc.	3,296	741,336
JPMorgan Chase & Co.	27,868	1,629,721
Leucadia National Corp.	4,752	134,672
McGraw Hill Financial, Inc.	5,699	445,662
Moody’s Corp.	8,597	674,606
MSCI, Inc.*	5,769	252,221

		8,627,314

Insurance (0.9%)
Allied World Assurance Co. Holdings AG	1,320	148,909
American Financial Group, Inc./Ohio	2,442	140,952
American International Group, Inc.	94,713	4,835,099
Aon plc	10,559	885,794
Arch Capital Group Ltd.*	2,772	165,461
Arthur J. Gallagher & Co.	5,478	257,083
Axis Capital Holdings Ltd.	2,574	122,445
Brown & Brown, Inc.	3,894	122,233
Chubb Corp.	1,650	159,439
Erie Indemnity Co., Class A	1,452	106,170
Loews Corp.	2,706	130,537
Marsh & McLennan Cos., Inc.	16,301	788,316
Progressive Corp.	21,448	584,887
Prudential Financial, Inc.	7,853	724,204
Travelers Cos., Inc.	4,488	406,344
Validus Holdings Ltd.	3,300	132,957

		9,710,830

Real Estate Investment Trusts (REITs) (0.8%)
Acadia Realty Trust (REIT)	858	21,304
Alexander’s, Inc. (REIT)	66	21,780
American Tower Corp. (REIT)	31,498	2,514,170
Apartment Investment & Management Co. (REIT), Class A	4,356	112,864
Boston Properties, Inc. (REIT)	1,188	119,240
Corrections Corp. of America (REIT)	3,498	112,181

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Digital Realty Trust, Inc. (REIT)	4,429	$217,553
DuPont Fabros Technology, Inc. (REIT)	396	9,785
Equity Lifestyle Properties, Inc. (REIT)	2,508	90,865
Extra Space Storage, Inc. (REIT)	3,498	147,371
Federal Realty Investment Trust (REIT)	1,980	200,792
Highwoods Properties, Inc. (REIT)	3,102	112,199
Omega Healthcare Investors, Inc. (REIT)	4,884	145,543
Plum Creek Timber Co., Inc. (REIT)	7,457	346,825
Potlatch Corp. (REIT)	1,273	53,135
PS Business Parks, Inc. (REIT)	264	20,175
Public Storage (REIT)	6,619	996,292
Rayonier, Inc. (REIT)	5,742	241,738
Regency Centers Corp. (REIT)	2,508	116,120
Saul Centers, Inc. (REIT)	330	15,751
Senior Housing Properties Trust (REIT)	4,752	105,637
Simon Property Group, Inc. (REIT)	10,262	1,561,466
Tanger Factory Outlet Centers (REIT)	3,350	107,267
Taubman Centers, Inc. (REIT)	1,386	88,593
Universal Health Realty Income Trust (REIT)	594	23,796
Ventas, Inc. (REIT)	5,874	336,463
Vornado Realty Trust (REIT)	1,584	140,643
Washington Real Estate Investment Trust (REIT)	361	8,433
Weyerhaeuser Co. (REIT)	24,220	764,625

		8,752,606

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	15,569	409,465
Realogy Holdings Corp.*	4,752	235,082
Tejon Ranch Co.*	594	21,835

		666,382

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	84,832	1,173,227
New York Community Bancorp, Inc.	74,245	1,251,028
Ocwen Financial Corp.*	4,554	252,519

		2,676,774

Total Financials		50,076,151

Health Care (16.7%)
Biotechnology (8.3%)
Agios Pharmaceuticals, Inc.*	1,100	26,345
Alexion Pharmaceuticals, Inc.*	56,653	7,538,248
Alkermes plc*	5,610	228,103
Alnylam Pharmaceuticals, Inc.*	2,838	182,569
AMAG Pharmaceuticals, Inc.*	1,320	32,036
Amgen, Inc.	91,676	10,465,732

Arena Pharmaceuticals, Inc.*	5,008	$29,297
ARIAD Pharmaceuticals, Inc.*	7,655	52,207
ArQule, Inc.*	2,178	4,683
Array BioPharma, Inc.*	2,574	12,896
Biogen Idec, Inc.*	78,748	22,029,753
BioMarin Pharmaceutical, Inc.*	6,138	431,317
Celgene Corp.*	120,900	20,427,264
Celldex Therapeutics, Inc.*	792	19,174
Cepheid, Inc.*	3,036	141,842
Cubist Pharmaceuticals, Inc.*	2,904	199,998
Curis, Inc.*	6,468	18,240
Cytori Therapeutics, Inc.*	1,122	2,884
Dendreon Corp.*	7,668	22,927
Dyax Corp.*	2,970	22,364
Emergent Biosolutions, Inc.*	1,518	34,899
Exelixis, Inc.*	8,381	51,375
Genomic Health, Inc.*	726	21,250
Gilead Sciences, Inc.*	232,472	17,470,271
Halozyme Therapeutics, Inc.*	5,610	84,094
Idenix Pharmaceuticals, Inc.*	1,320	7,894
ImmunoGen, Inc.*	16,417	240,837
Immunomedics, Inc.*	3,498	16,091
Incyte Corp.*	4,092	207,178
InterMune, Inc.*	3,102	45,692
Isis Pharmaceuticals, Inc.*	26,107	1,040,103
Lexicon Pharmaceuticals, Inc.*	1,254	2,257
Ligand Pharmaceuticals, Inc., Class B*	913	48,024
MannKind Corp.*	3,266	17,016
Medivation, Inc.*	4,488	286,424
Momenta Pharmaceuticals, Inc.*	2,970	52,510
Neurocrine Biosciences, Inc.*	2,046	19,110
Novavax, Inc.*	3,102	15,882
NPS Pharmaceuticals, Inc.*	2,508	76,143
Opko Health, Inc.*	2,574	21,725
Orexigen Therapeutics, Inc.*	1,056	5,945
Osiris Therapeutics, Inc.*	792	12,735
PDL BioPharma, Inc.	9,503	80,205
Pharmacyclics, Inc.*	2,508	265,296
Progenics Pharmaceuticals, Inc.*	1,452	7,739
Quintiles Transnational Holdings, Inc.*	2,706	125,396
Regeneron Pharmaceuticals, Inc.*	24,052	6,620,072
Sangamo BioSciences, Inc.*	1,980	27,502
Seattle Genetics, Inc.*	6,336	252,743
SIGA Technologies, Inc.*	1,829	5,981
Synta Pharmaceuticals Corp.*	924	4,842
Theravance, Inc.*	3,432	122,351
United Therapeutics Corp.*	2,734	309,161
Vanda Pharmaceuticals, Inc.*	1,725	21,407
Vertex Pharmaceuticals, Inc.*	47,356	3,518,551
Vical, Inc.*	4,554	5,374

		93,031,954

Health Care Equipment & Supplies (1.2%)
Abaxis, Inc.*	1,782	71,316
ABIOMED, Inc.*	1,848	49,416
Accuray, Inc.*	2,250	19,597
Align Technology, Inc.*	4,620	264,033
Analogic Corp.	726	64,295
Atrion Corp.	66	19,553

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Baxter International, Inc.	24,098	$1,676,016
Becton, Dickinson and Co.	8,728	964,357
C.R. Bard, Inc.	3,995	535,090
Cooper Cos., Inc.	16,765	2,076,178
Covidien plc	35,389	2,409,991
Cyberonics, Inc.*	2,310	151,328
DENTSPLY International, Inc.	2,772	134,387
DexCom, Inc.*	3,322	117,632
Edwards Lifesciences Corp.*	5,211	342,675
Endologix, Inc.*	3,894	67,911
Exactech, Inc.*	396	9,409
HeartWare International, Inc.*	528	49,611
Hologic, Inc.*	5,940	132,759
ICU Medical, Inc.*	776	49,439
IDEXX Laboratories, Inc.*	3,300	351,021
Insulet Corp.*	2,376	88,150
Integra LifeSciences Holdings Corp.*	1,518	72,424
Intuitive Surgical, Inc.*	2,819	1,082,722
Natus Medical, Inc.*	1,452	32,670
Neogen Corp.*	1,782	81,437
NxStage Medical, Inc.*	792	7,920
Quidel Corp.*	1,518	46,891
ResMed, Inc.	8,579	403,899
Sirona Dental Systems, Inc.*	2,640	185,328
Spectranetics Corp.*	1,716	42,900
St. Jude Medical, Inc.	7,993	495,166
Stryker Corp.	8,542	641,846
Thoratec Corp.*	3,102	113,533
Varian Medical Systems, Inc.*	5,486	426,207
Volcano Corp.*	1,650	36,052
Wright Medical Group, Inc.*	5,472	168,045
Zimmer Holdings, Inc.	1,650	153,763

		13,634,967

Health Care Providers & Services (2.5%)
Aetna, Inc.	4,422	303,305
Air Methods Corp.*	1,782	103,944
AmerisourceBergen Corp.	11,681	821,291
AMN Healthcare Services, Inc.*	1,716	25,225
Bio-Reference Labs, Inc.*	1,188	30,342
BioScrip, Inc.*	2,935	21,719
Brookdale Senior Living, Inc.*	4,488	121,984
Cardinal Health, Inc.	43,010	2,873,498
Catamaran Corp.*	9,478	450,016
Centene Corp.*	2,376	140,065
Cigna Corp.	1,716	150,116
Community Health Systems, Inc.*	2,508	98,489
Corvel Corp.*	924	43,151
DaVita HealthCare Partners, Inc.*	9,016	571,344
Emeritus Corp.*	1,056	22,841
Ensign Group, Inc.	1,188	52,593
Envision Healthcare Holdings, Inc.*	4,900	174,048
Express Scripts Holding Co.*	31,585	2,218,530
HCA Holdings, Inc.*	3,828	182,634
Health Management Associates, Inc., Class A*	11,483	150,427
HealthSouth Corp.	4,092	136,345
Henry Schein, Inc.*	3,839	438,644

IPC The Hospitalist Co., Inc.*	1,001	$59,449
Laboratory Corp. of America Holdings*	4,871	445,063
Landauer, Inc.	264	13,889
McKesson Corp.	27,095	4,373,133
MEDNAX, Inc.*	2,904	155,016
MWI Veterinary Supply, Inc.*	924	157,625
National Research Corp., Class A*	198	3,726
Patterson Cos., Inc.	4,026	165,871
Providence Service Corp.*	528	13,580
Quest Diagnostics, Inc.	1,790	95,837
Team Health Holdings, Inc.*	3,036	138,290
Tenet Healthcare Corp.*	5,197	218,898
U.S. Physical Therapy, Inc.	660	23,272
UnitedHealth Group, Inc.	174,419	13,133,751
Universal Health Services, Inc., Class B	4,246	345,030

		28,472,981

Health Care Technology (0.3%)
athenahealth, Inc.*	2,606	350,507
Cerner Corp.*	15,311	853,435
Computer Programs & Systems, Inc.	858	53,033
HMS Holdings Corp.*	3,960	90,011
MedAssets, Inc.*	3,145	62,365
Medidata Solutions, Inc.*	20,200	1,223,514
Omnicell, Inc.*	1,650	42,125
Quality Systems, Inc.	2,508	52,818

		2,727,808

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	2,723	155,728
Bruker Corp.*	7,325	144,815
Charles River Laboratories International, Inc.*	198	10,502
Covance, Inc.*	3,624	319,129
Illumina, Inc.*	78,033	8,632,011
Life Technologies Corp.*	4,944	374,755
Luminex Corp.*	3,300	64,020
Mettler-Toledo International, Inc.*	1,320	320,219
PAREXEL International Corp.*	2,508	113,311
Sequenom, Inc.*	3,234	7,568
Techne Corp.	2,112	199,943
Thermo Fisher Scientific, Inc.	27,553	3,068,027
Waters Corp.*	4,290	429,000

		13,839,028

Pharmaceuticals (3.2%)
AbbVie, Inc.	112,203	5,925,440
Actavis plc*	21,782	3,659,376
Akorn, Inc.*	3,036	74,777
Allergan, Inc.	14,218	1,579,335
Bristol-Myers Squibb Co.	111,677	5,935,633
Cadence Pharmaceuticals, Inc.*	1,914	17,322
Depomed, Inc.*	2,706	28,629
Eli Lilly and Co.	9,587	488,937
Endo Health Solutions, Inc.*	5,478	369,546
Forest Laboratories, Inc.*	80,348	4,823,290

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Forest Laboratories, Inc. (Contingent Value Shares)*†(b)	594	$—
Jazz Pharmaceuticals plc*	2,310	292,354
Johnson & Johnson	16,057	1,470,661
Mallinckrodt plc*	2,548	133,158
Medicines Co.*	2,772	107,055
Mylan, Inc.*	18,654	809,584
Perrigo Co. plc	5,549	851,550
Questcor Pharmaceuticals, Inc.	2,706	147,342
Salix Pharmaceuticals Ltd.*	2,706	243,378
Santarus, Inc.*	3,828	122,343
Sciclone Pharmaceuticals, Inc.*	3,828	19,293
Sucampo Pharmaceuticals, Inc., Class A*	462	4,343
Teva Pharmaceutical Industries Ltd. (ADR)	89,731	3,596,418
Valeant Pharmaceuticals International, Inc.*	33,933	3,983,734
Vivus, Inc.*	5,544	50,339
XenoPort, Inc.*	2,310	13,282
Zoetis, Inc.	20,947	684,757

		35,431,876

Total Health Care		187,138,614

Industrials (10.1%)
Aerospace & Defense (3.3%)
B/E Aerospace, Inc.*	4,290	373,359
Boeing Co.	55,902	7,630,064
Cubic Corp	950	50,027
GenCorp, Inc.*	3,036	54,709
HEICO Corp.	3,093	179,239
Hexcel Corp.*	4,620	206,468
Honeywell International, Inc.	34,826	3,182,052
Huntington Ingalls Industries, Inc.	2,244	201,982
L-3 Communications Holdings, Inc.	21,222	2,267,783
Lockheed Martin Corp.	11,330	1,684,318
National Presto Industries, Inc.*	303	24,391
Precision Castparts Corp.	27,459	7,394,709
Rockwell Collins, Inc.	5,338	394,585
Rolls-Royce Holdings plc*	216,725	4,575,793
Rolls-Royce Holdings plc (Preference)*†(b)	18,638,350	30,864
Spirit AeroSystems Holdings, Inc., Class A*	2,274	77,498
Taser International, Inc.*	3,366	53,452
Teledyne Technologies, Inc.*	660	60,628
TransDigm Group, Inc.	2,291	368,897
Triumph Group, Inc.	1,518	115,474
United Technologies Corp.	68,319	7,774,702

		36,700,994

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	7,729	450,910
Expeditors International of Washington, Inc.	9,954	440,464
FedEx Corp.	13,906	1,999,266
Forward Air Corp.	774	33,986

Hub Group, Inc., Class A*	1,254	$50,010
United Parcel Service, Inc., Class B	32,039	3,366,658

		6,341,294

Airlines (0.3%)
Alaska Air Group, Inc.	3,102	227,594
Allegiant Travel Co.	934	98,481
Copa Holdings S.A., Class A	1,452	232,480
Delta Air Lines, Inc.	17,318	475,725
Southwest Airlines Co.	9,107	171,576
United Continental Holdings, Inc.*	52,521	1,986,869

		3,192,725

Building Products (0.1%)
A.O. Smith Corp.	3,168	170,882
AAON, Inc.	1,633	52,174
Allegion plc*	3,146	139,007
Armstrong World Industries, Inc.*	792	45,627
Fortune Brands Home & Security, Inc.	6,402	292,571
Lennox International, Inc.	2,244	190,875
Masco Corp.	16,812	382,809
Trex Co., Inc.*	1,254	99,731
USG Corp.*	396	11,238

		1,384,914

Commercial Services & Supplies (0.7%)
ADT Corp.	25,110	1,016,202
CECO Environmental Corp.	193	3,121
Cintas Corp.	2,772	165,183
Clean Harbors, Inc.*	2,244	134,550
Copart, Inc.*	7,615	279,090
Deluxe Corp.	2,310	120,559
EnerNOC, Inc.*	782	13,458
Healthcare Services Group, Inc.	5,148	146,049
InnerWorkings, Inc.*	1,716	13,368
Interface, Inc.	2,838	62,322
Iron Mountain, Inc.	7,108	215,728
Knoll, Inc.	3,960	72,507
Mine Safety Appliances Co.	1,495	76,559
Multi-Color Corp.	528	19,927
Rollins, Inc.	4,620	139,940
SP Plus Corp.*	330	8,593
Stericycle, Inc.*	4,818	559,707
Team, Inc.*	990	41,916
Tyco International Ltd.	98,670	4,049,417
U.S. Ecology, Inc.	858	31,909
Waste Connections, Inc.	5,119	223,342
Waste Management, Inc.	2,970	133,264

		7,526,711

Construction & Engineering (0.2%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	4,422	367,645
Fluor Corp.	19,964	1,602,910
Quanta Services, Inc.*	4,422	139,558

		2,110,113

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Electrical Equipment (0.6%)
Acuity Brands, Inc.	1,716	$187,593
AMETEK, Inc.	49,887	2,627,548
AZZ, Inc.	1,517	74,121
Babcock & Wilcox Co.	6,114	209,038
Emerson Electric Co.	23,794	1,669,863
General Cable Corp.	264	7,764
Hubbell, Inc., Class B	2,244	244,372
Polypore International, Inc.*	1,848	71,887
Rockwell Automation, Inc.	6,534	772,058
Roper Industries, Inc.	4,733	656,372

		6,520,616

Industrial Conglomerates (0.8%)
3M Co.	25,849	3,625,323
Carlisle Cos., Inc.	1,105	87,737
Danaher Corp.	71,516	5,521,035
Raven Industries, Inc.	1,716	70,596

		9,304,691

Machinery (1.8%)
Caterpillar, Inc.	24,230	2,200,326
Chart Industries, Inc.*	1,320	126,245
CLARCOR, Inc.	1,517	97,619
Colfax Corp.*	3,762	239,602
Crane Co.	2,046	137,594
Cummins, Inc.	29,056	4,096,024
Deere & Co.	17,137	1,565,122
Donaldson Co., Inc.	8,711	378,580
Dover Corp.	5,610	541,589
Flow International Corp.*	2,046	8,266
Flowserve Corp.	15,918	1,254,816
Gorman-Rupp Co.	1,237	41,353
Graco, Inc.	3,042	237,641
Graham Corp.	528	19,161
IDEX Corp.	3,696	272,950
Illinois Tool Works, Inc.	6,204	521,632
Ingersoll-Rand plc	9,437	581,319
ITT Corp.	4,000	173,680
Lincoln Electric Holdings, Inc.	3,894	277,798
Lindsay Corp.	660	54,615
Manitowoc Co., Inc.	1,914	44,634
Middleby Corp.*	858	205,894
Nordson Corp.	3,247	241,252
Omega Flex, Inc.	198	4,051
PACCAR, Inc.	22,131	1,309,491
Pall Corp.	28,601	2,441,095
Pentair Ltd. (Registered)	10,255	796,506
RBC Bearings, Inc.*	1,188	84,051
Snap-on, Inc.	1,584	173,480
Stanley Black & Decker, Inc.	1,518	122,487
Sun Hydraulics Corp.	891	36,380
Tennant Co.	1,518	102,936
Toro Co.	2,772	176,299
Valmont Industries, Inc.	1,056	157,471
WABCO Holdings, Inc.*	3,036	283,593
Wabtec Corp.	16,234	1,205,699
Woodward, Inc.	3,168	144,493
Xylem, Inc.	4,092	141,583

		20,497,327

Marine (0.0%)
Kirby Corp.*	1,476	$146,493

Professional Services (0.4%)
Acacia Research Corp.	2,182	31,726
Advisory Board Co.*	1,716	109,258
Dun & Bradstreet Corp.	2,804	344,191
Equifax, Inc.	5,016	346,556
Exponent, Inc.	1,188	91,999
Huron Consulting Group, Inc.*	1,782	111,767
IHS, Inc., Class A*	2,726	326,302
Insperity, Inc.	1,716	61,999
Nielsen Holdings N.V.	42,788	1,963,541
Robert Half International, Inc.	8,719	366,111
Verisk Analytics, Inc., Class A*	6,468	425,077

		4,178,527

Road & Rail (1.1%)
Amerco, Inc.*	726	172,672
Avis Budget Group, Inc.*	4,374	176,797
Canadian Pacific Railway Ltd.	25,252	3,821,133
Celadon Group, Inc.	1,322	25,752
Con-way, Inc.	1,333	52,933
CSX Corp.	77,448	2,228,179
Genesee & Wyoming, Inc., Class A*	1,848	177,500
Heartland Express, Inc.	1,848	36,258
Hertz Global Holdings, Inc.*	15,311	438,201
J.B. Hunt Transport Services, Inc.	5,097	393,998
Kansas City Southern	10,684	1,323,000
Landstar System, Inc.	2,178	125,126
Norfolk Southern Corp.	2,508	232,818
Old Dominion Freight Line, Inc.*	3,139	166,430
Union Pacific Corp.	20,632	3,466,176

		12,836,973

Trading Companies & Distributors (0.2%)
Beacon Roofing Supply, Inc.*	2,297	92,523
Fastenal Co.	31,899	1,515,522
Houston Wire & Cable Co.	924	12,363
Kaman Corp.	1,385	55,026
MSC Industrial Direct Co., Inc., Class A	2,442	197,485
TAL International Group, Inc.	198	11,355
United Rentals, Inc.*	4,356	339,550
W.W. Grainger, Inc.	2,707	691,422

		2,915,246

Total Industrials		113,656,624

Information Technology (23.9%)
Communications Equipment (1.3%)
ADTRAN, Inc.	2,904	78,437
Anaren, Inc.*	884	24,743
ARRIS Group, Inc.*	18,064	440,129
Aruba Networks, Inc.*	4,092	73,247
Ciena Corp.*	1,872	44,797
F5 Networks, Inc.*	4,488	407,780
Harris Corp.	2,223	155,188
Infinera Corp.*	6,798	66,484
InterDigital, Inc.	2,046	60,337

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Ixia*	1,386	$18,448
JDS Uniphase Corp.*	8,381	108,785
Juniper Networks, Inc.*	102,895	2,322,340
Motorola Solutions, Inc.	10,097	681,547
Palo Alto Networks, Inc.*	2,772	159,307
QUALCOMM, Inc.	122,834	9,120,425
Riverbed Technology, Inc.*	7,376	133,358
ShoreTel, Inc.*	1,980	18,374
ViaSat, Inc.*	1,558	97,609

		14,011,335

Computers & Peripherals (3.6%)
3D Systems Corp.*	43,222	4,016,620
Apple, Inc.	41,933	23,529,026
EMC Corp.	46,465	1,168,595
Immersion Corp.*	792	8,221
NCR Corp.*	7,497	255,348
NetApp, Inc.	15,971	657,047
SanDisk Corp.	65,795	4,641,179
Seagate Technology plc	61,279	3,441,429
Silicon Graphics International Corp.*	198	2,655
Stratasys Ltd.*	23,222	3,128,003

		40,848,123

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	7,497	668,582
Anixter International, Inc.	1,716	154,165
Badger Meter, Inc.	1,188	64,746
Cognex Corp.*	802	30,620
Daktronics, Inc.	1,782	27,942
Dolby Laboratories, Inc., Class A*	13,991	539,493
DTS, Inc.*	924	22,158
FARO Technologies, Inc.*	924	53,869
FEI Co.	2,710	242,166
FLIR Systems, Inc.	4,405	132,591
IPG Photonics Corp.*	1,056	81,956
Maxwell Technologies, Inc.*	990	7,692
MTS Systems Corp.	330	23,513
National Instruments Corp.	4,290	137,366
OSI Systems, Inc.*	660	35,053
TE Connectivity Ltd.	40,873	2,252,511
Trimble Navigation Ltd.*	13,595	471,746
Universal Display Corp.*	1,518	52,158

		4,998,327

Internet Software & Services (6.6%)
Akamai Technologies, Inc.*	33,859	1,597,468
Baidu, Inc. (ADR)*	8,186	1,456,126
Blucora, Inc.*	1,056	30,793
comScore, Inc.*	990	28,324
Constant Contact, Inc.*	1,914	59,468
Cornerstone OnDemand, Inc.*	2,640	140,818
CoStar Group, Inc.*	1,642	303,080
Dealertrack Technologies, Inc.*	3,102	149,144
Dice Holdings, Inc.*	858	6,220
eBay, Inc.*	95,764	5,256,486
Equinix, Inc.*	2,481	440,253
Facebook, Inc., Class A*	301,542	16,482,286
Google, Inc., Class A*	35,707	40,017,192
IAC/InterActiveCorp	2,244	154,140
j2 Global, Inc.	3,234	161,732

LinkedIn Corp., Class A*	7,272	$1,576,788
Liquidity Services, Inc.*	792	17,947
LivePerson, Inc.*	3,630	53,797
Move, Inc.*	3,168	50,656
NIC, Inc.	4,092	101,768
Pandora Media, Inc.*	7,787	207,134
Rackspace Hosting, Inc.*	3,894	152,372
Stamps.com, Inc.*	726	30,565
support.com, Inc.*	1,716	6,504
Twitter, Inc.*	2,800	178,220
VeriSign, Inc.*	6,732	402,439
Vocus, Inc.*	858	9,773
XO Group, Inc.*	1,518	22,557
Yelp, Inc.*	68,700	4,736,865
Zix Corp.*	6,336	28,892

		73,859,807

IT Services (4.5%)
Accenture plc, Class A	28,444	2,338,666
Alliance Data Systems Corp.*	2,165	569,243
Automatic Data Processing, Inc.	21,487	1,736,364
Booz Allen Hamilton Holding Corp.	6,864	131,446
Broadridge Financial Solutions, Inc.	8,559	338,252
Cardtronics, Inc.*	660	28,677
Cass Information Systems, Inc.	399	26,873
Cognizant Technology Solutions Corp., Class A*	30,246	3,054,241
CSG Systems International, Inc.	990	29,106
DST Systems, Inc.	2,244	203,620
ExlService Holdings, Inc.*	792	21,875
Fidelity National Information Services, Inc.	2,706	145,258
Fiserv, Inc.*	11,100	655,455
FleetCor Technologies, Inc.*	2,706	317,062
Forrester Research, Inc.	858	32,827
Gartner, Inc.*	3,432	243,844
Genpact Ltd.*	6,534	120,030
Global Payments, Inc.	4,620	300,254
Hackett Group, Inc.	2,178	13,525
Heartland Payment Systems, Inc.	3,102	154,604
iGATE Corp.*	1,188	47,710
International Business Machines Corp.	46,048	8,637,223
Jack Henry & Associates, Inc.	3,828	226,656
Lender Processing Services, Inc.	2,310	86,348
Lionbridge Technologies, Inc.*	6,204	36,976
MasterCard, Inc., Class A	13,062	10,912,778
MAXIMUS, Inc.	3,867	170,109
MoneyGram International, Inc.*	849	17,642
NeuStar, Inc., Class A*	2,904	144,793
Paychex, Inc.	13,973	636,191
Syntel, Inc.*	1,848	168,076
Teradata Corp.*	8,240	374,838
Total System Services, Inc.	6,402	213,058
Vantiv, Inc., Class A*	17,290	563,827
Virtusa Corp.*	330	12,570
Visa, Inc., Class A	74,195	16,521,743
Western Union Co.	31,387	541,426
WEX, Inc.*	1,782	176,471

		49,949,657

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	2,574	$139,202

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	28,906	111,866
Altera Corp.	4,866	158,291
Analog Devices, Inc.	5,873	299,112
Applied Materials, Inc.	35,110	621,096
ASML Holding N.V.	30,081	2,818,590
Atmel Corp.*	22,504	176,206
Avago Technologies Ltd.	10,625	561,956
Broadcom Corp., Class A	83,621	2,479,363
Cabot Microelectronics Corp.*	140	6,398
Cree, Inc.*	56,774	3,552,349
Cypress Semiconductor Corp.*	8,843	92,852
Exar Corp.*	198	2,334
Freescale Semiconductor Ltd.*	8,249	132,397
GT Advanced Technologies, Inc.*	1,122	9,784
Intel Corp.	49,031	1,272,845
Lam Research Corp.*	2,943	160,246
Linear Technology Corp.	12,633	575,433
LSI Corp.	26,266	289,451
Maxim Integrated Products, Inc.	12,860	358,923
Micrel, Inc.	282	2,783
Microchip Technology, Inc.	9,623	430,629
Monolithic Power Systems, Inc.*	2,676	92,750
NVE Corp.*	264	15,386
ON Semiconductor Corp.*	18,941	156,074
Power Integrations, Inc.	1,848	103,155
Rambus, Inc.*	5,940	56,252
Semtech Corp.*	3,234	81,756
Skyworks Solutions, Inc.*	9,895	282,601
SunEdison, Inc.*	1,386	18,087
Texas Instruments, Inc.	49,081	2,155,147
Ultratech, Inc.*	1,254	36,366
Veeco Instruments, Inc.*	1,518	49,957
Xilinx, Inc.	12,077	554,576

		17,715,011

Software (5.9%)
Actuate Corp.*	3,234	24,934
Adobe Systems, Inc.*	8,670	519,160
Advent Software, Inc	1,848	64,661
American Software, Inc., Class A	792	7,817
ANSYS, Inc.*	4,977	433,994
Aspen Technology, Inc.*	4,026	168,287
Autodesk, Inc.*	33,233	1,672,617
Blackbaud, Inc.	3,300	124,245
Bottomline Technologies (de), Inc.*	1,727	62,448
Cadence Design Systems, Inc.*	12,605	176,722
Citrix Systems, Inc.*	38,667	2,445,688
CommVault Systems, Inc.*	2,046	153,204
Concur Technologies, Inc.*	1,914	197,487
Ebix, Inc.	990	14,573
Electronic Arts, Inc.*	10,295	236,167
EPIQ Systems, Inc.	1,981	32,112
FactSet Research Systems, Inc.	2,376	257,986
Fortinet, Inc.*	5,610	107,319
Guidewire Software, Inc.*	2,838	139,261

Infoblox, Inc.*	$120,240	$3,970,325
Informatica Corp.*	5,016	208,164
Interactive Intelligence Group, Inc.*	726	48,903
Intuit, Inc.	14,233	1,086,263
Manhattan Associates, Inc.*	1,320	155,074
MICROS Systems, Inc.*	4,554	261,263
Microsoft Corp.#	369,349	13,824,733
NetScout Systems, Inc.*	1,320	39,059
NetSuite, Inc.*	46,091	4,748,295
Oracle Corp.	157,039	6,008,312
Pegasystems, Inc.	1,254	61,672
PROS Holdings, Inc.*	660	26,334
PTC, Inc.*	8,843	312,954
Qlik Technologies, Inc.*	3,300	87,879
Red Hat, Inc.*	26,636	1,492,681
Rovi Corp.*	5,635	110,953
Salesforce.com, Inc.*	186,707	10,304,359
ServiceNow, Inc.*	81,646	4,572,992
SolarWinds, Inc.*	2,855	108,005
Solera Holdings, Inc.	3,923	277,591
Splunk, Inc.*	73,081	5,018,472
SS&C Technologies Holdings, Inc.*	3,564	157,743
Symantec Corp.	22,438	529,088
Synchronoss Technologies, Inc.*	1,122	34,861
Take-Two Interactive Software, Inc.*	587	10,196
TIBCO Software, Inc.*	7,752	174,265
Tyler Technologies, Inc.*	2,046	208,958
Ultimate Software Group, Inc.*	1,254	192,138
VASCO Data Security International, Inc.*	1,452	11,224
VMware, Inc., Class A*	4,016	360,275
Workday, Inc., Class A*	65,241	5,425,442

		66,667,155

Total Information Technology		268,188,617

Materials (4.0%)
Chemicals (3.4%)
Airgas, Inc.	3,168	354,341
Albemarle Corp.	2,342	148,459
Balchem Corp.	1,485	87,170
Calgon Carbon Corp.*	4,356	89,603
Celanese Corp.	8,793	486,341
Dow Chemical Co.	6,996	310,622
E.I. du Pont de Nemours & Co.	40,691	2,643,694
Eastman Chemical Co.	7,421	598,875
Ecolab, Inc.	38,016	3,963,928
FMC Corp.	31,309	2,362,577
Hawkins, Inc.	588	21,868
International Flavors & Fragrances, Inc.	4,224	363,180
Koppers Holdings, Inc.	822	37,607
LSB Industries, Inc.*	1,518	62,268
LyondellBasell Industries N.V., Class A	17,951	1,441,106
Monsanto Co.	103,223	12,030,641
NewMarket Corp.	462	154,377
OMNOVA Solutions, Inc.*	3,630	33,069
PolyOne Corp.	4,686	165,650

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

PPG Industries, Inc.	15,012	$2,847,176
Praxair, Inc.	25,007	3,251,660
Rockwood Holdings, Inc.	3,036	218,349
RPM International, Inc.	5,478	227,392
Scotts Miracle-Gro Co., Class A	2,442	151,941
Sherwin-Williams Co.	29,909	5,488,301
Sigma-Aldrich Corp.	5,221	490,826
Valspar Corp.	4,290	305,834
W.R. Grace & Co.*	3,102	306,695
Westlake Chemical Corp.	1,980	241,699
Zep, Inc.	1,122	20,376

		38,905,625

Construction Materials (0.1%)
Eagle Materials, Inc.	2,161	167,326
Martin Marietta Materials, Inc.	2,046	204,478
United States Lime & Minerals, Inc.*	66	4,037
Vulcan Materials Co.	10,200	606,084

		981,925

Containers & Packaging (0.2%)
AEP Industries, Inc.*	264	13,947
AptarGroup, Inc.	2,112	143,215
Avery Dennison Corp.	2,772	139,127
Ball Corp.	7,919	409,095
Bemis Co., Inc.	3,036	124,355
Berry Plastics Group, Inc.*	5,082	120,901
Crown Holdings, Inc.*	5,412	241,213
Graphic Packaging Holding Co.*	15,179	145,718
Owens-Illinois, Inc.*	5,610	200,726
Packaging Corp. of America	4,356	275,648
Rock-Tenn Co., Class A	3,234	339,602
Sealed Air Corp.	8,645	294,362
Silgan Holdings, Inc.	2,508	120,434

		2,568,343

Metals & Mining (0.2%)
AMCOL International Corp.	462	15,699
Compass Minerals International, Inc.	1,782	142,649
Freeport-McMoRan Copper & Gold, Inc.	17,786	671,244
Nucor Corp	19,997	1,067,440
Royal Gold, Inc.	2,559	117,893
Southern Copper Corp.	5,612	161,120

		2,176,045

Paper & Forest Products (0.1%)
Deltic Timber Corp.	594	40,356
International Paper Co.	16,895	828,362

		868,718

Total Materials		45,500,656

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.6%)
Cogent Communications Group, Inc.	3,678	$148,628
Consolidated Communications Holdings, Inc.	462	9,069
Level 3 Communications, Inc.*	4,752	157,624
Lumos Networks Corp.	1,254	26,334
tw telecom, Inc.*	8,383	255,430
Verizon Communications, Inc.	126,513	6,216,849
Windstream Holdings, Inc.	24,775	197,704

		7,011,638

Wireless Telecommunication Services (0.5%)
Crown Castle International Corp.*	59,434	4,364,239
NTELOS Holdings Corp.	1,254	25,368
SBA Communications Corp., Class A*	6,666	598,874

		4,988,481

Total Telecommunication Services		12,000,119

Utilities (0.1%)
Electric Utilities (0.0%)
ITC Holdings Corp.	2,376	227,668

Gas Utilities (0.1%)
ONEOK, Inc.	9,635	599,104
Questar Corp.	5,082	116,835

		715,939

Water Utilities (0.0%)
Aqua America, Inc.	6,847	161,521

Total Utilities		1,105,128

Total Common Stocks (91.3%) (Cost $647,226,163)		1,025,978,194

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15 (b)	$600	594

Total Financials		594

Total Corporate Bonds		594

Total Long-Term Debt Securities (0.0%) (Cost $ 600)		594

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Rights	Value (Note 1)

RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 4/21/14*	2,442	$3,297

Health Care Equipment & Supplies (0.0%)
Wright Medical Group, Inc., expiring 3/1/19*	22,047	7,121

Total Rights (0.0%) (Cost $—)		10,418

Total Investments (91.3%) (Cost $ 647,226,763)		1,025,989,206
Other Assets Less Liabilities (8.7%)		97,205,308

Net Assets (100%)		$1,123,194,514

*	Non-income producing.
†	Securities (totaling $30,864 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $973,180.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	271	March-14	$18,962,548	$19,423,925	$461,377
S&P MidCap 400 E-Mini Index	137	March-14	17,922,505	18,349,780	427,275
S&P 500 E-Mini Index	457	March-14	41,148,171	42,069,135	920,964

					$1,809,616

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$231,553,821	$—	$—		$231,553,821
Consumer Staples	63,067,188	493,774	—		63,560,962
Energy	53,197,502	—	—		53,197,502
Financials	50,076,151	—	—		50,076,151
Health Care	187,138,614	—	—	†	187,138,614
Industrials	109,049,967	4,575,793	30,864		113,656,624
Information Technology	268,188,617	—	—		268,188,617
Materials	45,500,656	—	—		45,500,656
Telecommunication Services	12,000,119	—	—		12,000,119
Utilities	1,105,128	—	—		1,105,128
Corporate Bonds
Financials	—	594	—		594
Futures	1,809,616	—	—		1,809,616

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Rights
Health Care	10,418	—	—	10,418

Total Assets	$1,022,697,797	$5,070,161	$30,864	$1,027,798,822

Total Liabilities	$—	$—	$—	$—

Total	$1,022,697,797	$5,070,161	$30,864	$1,027,798,822

†    Value is zero.

(a) A security with a market value of $493,774 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	1,809,616	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,809,616

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	36,059,911	—	—	36,059,911
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$36,059,911	$—	$—	$36,059,911

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,813,745	—	—	1,813,745
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,813,745	$—	$—	$1,813,745

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $129,293,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 1,809,616	(c)	$—	$—	$1,809,616

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$829,147,682
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$928,299,099

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$376,018,056
Aggregate gross unrealized depreciation	(3,275,465)

Net unrealized appreciation	$372,742,591

Federal income tax cost of investments	$653,246,615

For the year ended December 31, 2013, the Portfolio incurred approximately $2,412 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $923,463,994 of which $595,332,607 expires in the year 2016 and $328,131,387 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $160,604,955 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $647,226,763)	$1,025,989,206
Cash	70,332,394
Foreign cash (Cost $885)	922
Cash held as collateral at broker	28,030,000
Dividends, interest and other receivables	735,180
Due from broker for futures variation margin	291,750
Receivable for securities sold	210,642
Receivable from Separate Accounts for Trust shares sold	138,644
Other assets	3,877

Total assets	1,125,732,615

LIABILITIES
Payable for securities purchased	884,016
Payable to Separate Accounts for Trust shares redeemed	554,397
Investment management fees payable	545,882
Distribution fees payable - Class A	214,177
Administrative fees payable	172,691
Trustees’ fees payable	53,312
Distribution fees payable - Class B	17,773
Accrued expenses	95,853

Total liabilities	2,538,101

NET ASSETS	$1,123,194,514

Net assets were comprised of:
Paid in capital	$1,695,700,212
Accumulated undistributed net investment income (loss)	538,614
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(953,616,408)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	380,572,096

Net assets	$1,123,194,514

Class A
Net asset value, offering and redemption price per share, $1,029,123,306 / 25,742,251 shares outstanding (unlimited amount authorized: $0.001 par value)	$39.98

Class B
Net asset value, offering and redemption price per share, $85,890,228 / 2,188,065 shares outstanding (unlimited amount authorized: $0.001 par value)	$39.25

Class K
Net asset value, offering and redemption price per share, $8,180,980 / 204,639 shares outstanding (unlimited amount authorized: $0.001 par value)	$39.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $17,478 foreign withholding tax)	$14,359,066
Interest	127,798

Total income	14,486,864

EXPENSES
Investment management fees	7,492,935
Distribution fees - Class A	2,335,947
Administrative fees	1,973,756
Distribution fees - Class B	881,461
Custodian fees	247,900
Printing and mailing expenses	168,702
Professional fees	106,964
Trustees’ fees	30,244
Miscellaneous	46,427

Gross expenses	13,284,336
Less: Fees paid indirectly	(51,877)

Net expenses	13,232,459

NET INVESTMENT INCOME (LOSS)	1,254,405

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	288,434,804
Futures	36,059,911
Foreign currency transactions	(570)

Net realized gain (loss)	324,494,145

Change in unrealized appreciation (depreciation) on:
Investments	85,422,618
Futures	1,813,745
Foreign currency translations	(280)

Net change in unrealized appreciation (depreciation)	87,236,083

NET REALIZED AND UNREALIZED GAIN (LOSS)	411,730,228

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$412,984,633

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,254,405	$3,333,327
Net realized gain (loss) on investments, futures and foreign currency transactions	324,494,145	73,238,047
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	87,236,083	118,756,236

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	412,984,633	195,327,610

DIVIDENDS:
Dividends from net investment income
Class A	(1,067,632)	(2,024,059)
Class B	(87,745)	(1,334,695)
Class K	(28,053)	(31,588)

TOTAL DIVIDENDS	(1,183,430)	(3,390,342)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 404,099 and 616,503 shares, respectively ]	13,650,458	17,606,653
Capital shares issued in reinvestment of dividends [ 27,784 and 68,660 shares, respectively ]	1,067,632	2,024,059
Capital shares repurchased [ (3,588,854) and (4,153,212) shares, respectively ]	(122,246,940)	(118,766,187)
Capital shares repurchased in-kind (Note 10)[ (207,266) and 0 shares, respectively ]	(7,208,083)	—

Total Class A transactions	(114,736,933)	(99,135,475)

Class B
Capital shares sold [ 441,195 and 693,080 shares, respectively ]	14,640,671	19,359,429
Capital shares issued in reinvestment of dividends [ 2,326 and 46,093 shares, respectively ]	87,745	1,334,695
Capital shares repurchased [ (2,047,167) and (3,438,712) shares, respectively ]	(65,605,192)	(96,567,204)
Capital shares repurchased in-kind (Note 10)[ (15,726,976) and 0 shares, respectively ]	(537,225,889)	—

Total Class B transactions	(588,102,665)	(75,873,080)

Class K
Capital shares sold [ 34,653 and 36,716 shares, respectively ]	1,177,003	1,044,295
Capital shares issued in reinvestment of dividends [ 730 and 1,072 shares, respectively ]	28,053	31,588
Capital shares repurchased [ (50,272) and (212,438) shares, respectively ]	(1,702,001)	(6,077,302)
Capital shares repurchased in-kind (Note 10)[ (3) and 0 shares, respectively ]	(111)	—

Total Class K transactions	(497,056)	(5,001,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(703,336,654)	(180,009,974)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(291,535,451)	11,927,294
NET ASSETS:
Beginning of year	1,414,729,965	1,402,802,671

End of year (a)	$1,123,194,514	$1,414,729,965

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$538,614	$624,633

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO(p)(q)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011		2010		2009
Net asset value, beginning of year	$29.17	$25.60	$27.32		$23.37		$17.03

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.06 (e)	0.06	(e)	0.14	(e)	0.19	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	10.82	3.58	(1.73)		4.03		6.23

Total from investment operations	10.85	3.64	(1.67)		4.17		6.42

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.05)		(0.22)		(0.08)

Net asset value, end of year	$39.98	$29.17	$25.60		$27.32		$23.37

Total return	37.21%	14.21%	(6.12)%		17.92	%(aa)	37.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,029,123	$849,059	$833,975		$1,009,682		$914,031
Ratio of expenses to average net assets:
After fees paid indirectly	1.03%	1.00%	0.74%		0.76%		0.67%
Before fees paid indirectly	1.03%	1.01%	0.75%		0.77%		0.82%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.09%	0.23%	0.21%		0.56%		0.96%
Before fees paid indirectly	0.09%	0.22%	0.20%		0.55%		0.81%
Portfolio turnover rate	72%	72%	74%		54%		91%

	Year Ended December 31,
Class B	2013	2012	2011		2010		2009
Net asset value, beginning of year	$28.65	$25.15	$26.85		$22.97		$16.74

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.06 (e)	(0.01	)(e)	—	#(e)	0.16	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	10.61	3.51	(1.69)		4.03		6.09

Total from investment operations	10.64	3.57	(1.70)		4.03		6.25

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	—		(0.15)		(0.02)

Net asset value, end of year	$39.25	$28.65	$25.15		$26.85		$22.97

Total return	37.14%	14.19%	(6.33)%		17.63	%(bb)	37.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$85,890	$559,267	$558,736		$696,114		$430,402
Ratio of expenses to average net assets:
After fees paid indirectly	1.03%	1.00%	0.99%		1.01%		0.92%
Before fees paid indirectly	1.03%	1.01%	1.00%		1.02%		1.07	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.11%	0.22%	(0.04)%		(0.02)%		0.79%
Before fees paid indirectly	0.10%	0.22%	(0.05)%		(0.02)%		0.65%
Portfolio turnover rate	72%	72%	74%		54%		91%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO(p)(q)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$29.17	$25.60	$24.85

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	10.83	3.59	0.77

Total from investment operations	10.95	3.71	0.80

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.05)

Net asset value, end of period	$39.98	$29.17	$25.60

Total return (b)	37.55%	14.50%	3.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,181	$6,404	$10,092
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.78%	0.75%	0.74%
Before fees paid indirectly (a)	0.78%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.34%	0.43%	0.37%
Before fees paid indirectly(a)	0.34%	0.42%	0.37%
Portfolio turnover rate	72%	72%	74%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(p)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the Multimanager Health Care Portfolio that followed the same objectives as this Portfolio.
(q)	On September 17, 2010, this Portfolio received, through a substitution transaction, the assets and liabilities of Multimanager Large Cap Growth Portfolio that followed the same objectives as this Portfolio.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.83%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.58%.

See Notes to Financial Statements.

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Financial Management, Inc.
➢	Pacific Investment Management Company LLC
➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	(2.33)%	4.79%	4.33%
Portfolio – Class B Shares*	(2.31)	4.63	4.12
Portfolio – Class K Shares**	(2.08)	N/A	2.00
Barclays Intermediate U.S. Government/Credit Index	(0.86)	3.96	4.09
* Date of inception 12/31/01. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (2.33)% for the year ended December 31, 2013. The Portfolio’s benchmark, the Barclays Intermediate U.S. Government/Credit Index, returned (0.86)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

The Portfolio benefited from exposure to high quality securitized sectors such as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS).

•	Non-agency MBS appreciated due to limited supply and an ongoing housing recovery.

•	In corporate credit, the Portfolio benefited from exposures to high yield, as spreads narrowed.

•

Currency positions that benefited from the depreciation of the Japanese yen against the U.S. dollar added to performance, as did non-dollar exposure from Euro denominated positions in Italian sovereign debt.

•	Holdings of Build America Bonds were additive, as they outperformed tax-exempt municipals for the year.

What hurt performance during the year:

•	Duration positioning throughout the year, including an overweight to intermediate maturities, was a negative for the Portfolio.

•	Holdings of Treasury Inflation-Protected Bonds (TIPS) detracted, as breakeven levels narrowed for the year.

•	Allocation to agency mortgage-backed securities (MBS), particularly 30-year agency pass throughs, was detrimental due to rising interest rates.

•	Modest exposure to the Brazilian real, which depreciated versus the U.S. dollar, detracted from Portfolio performance.

Portfolio Characteristics
As of December 31, 2013
Weighted Average Life (Years)	5.28
Weighted Average Coupon (%)	3.09
Weighted Average Modified Duration (Years)*	4.38
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Government Securities	71.6%
Corporate Bonds	25.4
Asset-Backed and Mortgage-Backed Securities	7.9
Convertible Preferred Stocks	0.3
Options Purchased	0.0 #
Cash and Other	(5.2)

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,001.66	$5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.00	5.25
Class B
Actual	1,000.00	1,001.71	5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.09	5.17
Class K
Actual	1,000.00	1,002.91	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.26	3.99

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (7.9%)
Asset-Backed Securities (2.7%)
321 Henderson Receivables, LLC
Series 2010-1A A 5.560%, 7/15/59§		$498,866	$561,365
Series 2010-2A A 4.070%, 1/15/48§		343,804	361,460
Series 2010-3A A 3.820%, 12/15/48§		273,256	284,198
AmeriCredit Automobile Receivables Trust,
Series 2012-2 C 2.640%, 10/10/17		92,000	94,059
Series 2012-5 C 1.690%, 11/8/18		145,000	144,474
Auto ABS Compartiment,
Series 2012-2 A 2.800%, 4/27/25 (m)	EUR	117,667	163,888
Black Diamond CLO Delaware Corp.,
Series 2005-1A A1A 0.495%, 6/20/17 (l)§		$7,371	7,371
BlueMountain CLO Ltd.,
Series 2005-1A A1F 0.478%, 11/15/17 (l)§		71,176	70,976
Chesapeake Funding LLC,
Series 2012-1A B 1.768%, 11/7/23 (l)§		220,000	221,513
Series 2012-1A C 2.168%, 11/7/23 (l)§		200,000	201,077
EFS Volunteer LLC,
Series 2010-1 A1 1.088%, 10/26/26 (l)§		355,654	357,819
Ford Credit Floorplan Master Owner Trust,
Series 2012-1 C 1.667%, 1/15/16 (l)		125,000	125,013
Series 2012-1 D 2.267%, 1/15/16 (l)		116,000	116,016
Series 2012-2 C 2.860%, 1/15/19		100,000	102,603
Series 2012-2 D 3.500%, 1/15/19		145,000	149,532
Series 2012-4 D 2.090%, 9/15/16		116,000	116,219
Series 2012-5 C 2.140%, 9/15/19		218,000	216,900
Series 2013-1 D 1.820%, 1/15/18		288,000	286,750
GSAA Home Equity Trust,
Series 2005-11 2A1 0.445%, 10/25/35 (l)		349,875	321,694
Series 2006-5 2A1 0.235%, 3/25/36 (l)		25,581	15,233
Hilton USA Trust,
Series 2013-HLT X1FX 1.668%, 11/5/30 IO (l)§		1,655,000	27,177
HLSS Servicer Advance Receivables Backed Notes,
Series 2012-T2 A2 1.990%, 10/15/45§		100,000	100,660
Hyundai Auto Receivables Trust,
Series 2012-A D 2.610%, 5/15/18		73,000	74,007

Kingsland I Ltd.,
Series 2005-1A A1A 0.494%, 6/13/19 (l)§		$154,107	$154,021
Landmark VII CDO Ltd.,
Series 2006-7A A1L 0.519%, 7/15/18 (l)§		463,921	460,851
LB-UBS Commercial Mortgage Trust,
Series 2007-C7 AM 6.164%, 9/15/45 (l)		65,000	74,168
Merrill Lynch Mortgage Trust,
Series 2007-C1 A1A 5.858%, 6/12/50 (l)		89,820	95,260
Mid-State Trust,
Series 4 A 8.330%, 4/1/30		29,986	30,815
Nelnet Student Loan Trust,
Series 2006-1 A5 0.348%, 8/23/27 (l)		364,000	354,399
Series 2008-3 A4 1.888%, 11/25/24 (l)		125,000	129,914
PFS Financing Corp.,
Series 2012-AA A 1.367%, 2/15/16 (l)§		309,000	309,264
Renaissance Home Equity Loan Trust,
Series 2003-3 A 0.665%, 12/25/33 (l)		42,525	42,427
Santander Drive Auto Receivables Trust,
Series 2012-AA B 1.210%, 10/16/17§		283,000	282,928
Series 2012-AA C 1.780%, 11/15/18§		490,000	486,598
Series 2013-2 B 1.330%, 3/15/18		363,000	361,674
Series 2013-4 B 2.160%, 1/15/20		134,000	135,753
Scholar Funding Trust,
Series 2011-A A 1.138%, 10/28/43 (l)§		417,630	417,630
Series 2013-A A 0.817%, 1/30/45 (l)§		491,141	486,841
SLM Private Credit Student Loan Trust,
Series 2002-A A2 0.793%, 12/16/30 (l)		135,586	133,218
Series 2003-B A2 0.643%, 3/15/22 (l)		207,907	202,278
Series 2004-B A2 0.443%, 6/15/21 (l)		231,493	228,863
Series 2005-B A2 0.423%, 3/15/23 (l)		520,749	507,179
SLM Private Education Loan Trust,
Series 2011-C A2B 4.540%, 10/17/44§		138,000	147,996
Series 2012-A A1 1.567%, 8/15/25 (l)§		115,354	116,314
Series 2012-C A1 1.267%, 8/15/23 (l)§		191,914	192,626
Series 2012-C A2 3.310%, 10/15/46§		330,000	342,797

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Series 2012-D A2 2.950%, 2/15/46§	$400,000	$412,148
Series 2012-E A1 0.917%, 10/16/23 (l)§	128,475	128,341
Series 2012-E A2A 1.917%, 6/15/45 (l)§	320,000	326,858
Series 2013-A A1 0.767%, 8/15/22 (l)§	83,167	82,786
Series 2013-A A2A 1.770%, 5/17/27§	524,000	512,461
Series 2013-A A2B 1.217%, 5/17/27 (l)§	355,000	350,042
Series 2013-B A1 0.817%, 7/15/22 (l)§	225,162	224,501
Series 2013-B A2A 1.850%, 6/17/30§	305,000	295,465
SLM Student Loan Trust,
Series 2003-11 A6 0.993%, 12/15/25 (l)§	250,000	247,545
Series 2008-5 A4 1.938%, 7/25/23 (l)	368,000	385,881
Series 2008-9 A 1.738%, 4/25/23 (l)	4,050,056	4,192,178
Series 2011-B A2 3.740%, 2/15/29§	130,000	135,757
Series 2013-6 A3 0.819%, 6/26/28 (l)	250,000	250,006
Series 2013-C A1 1.017%, 2/15/22 (l)§	237,856	237,918
Series 2013-C A2A 2.940%, 10/15/31§	185,000	188,387
Series 2013-C A2B 1.567%, 10/15/31 (l)§	200,000	200,439
Structured Asset Receivables Trust,
Series 2003-2A CTFS 0.705%, 1/21/11†(b)(l)	976	976
Structured Receivables Finance LLC,
Series 2010-B A 3.730%, 8/15/36§	214,116	219,038
World Financial Network Credit Card Master Trust,
Series 2010-A B 6.750%, 4/15/19	123,000	132,088
Series 2012-C A 2.230%, 8/15/22	268,000	265,723
Series 2012-D A 2.150%, 4/17/23	346,000	335,769

		18,938,125

Non-Agency CMO (5.2%)
Alternative Loan Trust,
Series 2006-OA22 A1 0.325%, 2/25/47 (l)	110,401	94,066
Series 2006-OA6 1A2 0.375%, 7/25/46 (l)	67,643	57,275
Series 2007-OH1 A1D 0.375%, 4/25/47 (l)	117,677	80,788
American Home Mortgage Investment Trust,
Series 2004-3 5A 2.173%, 10/25/34 (l)	47,889	46,674
BAMLL Commercial Mortgage Securities Trust,
Series 2012-CLRN A 1.317%, 8/15/29 (l)§	100,000	100,366

Banc of America Commercial Mortgage Trust,
Series 2006-5 AM 5.448%, 9/10/47	$69,000	$73,751
Series 2007-1 AMFX 5.482%, 1/15/49 (l)	16,000	16,619
Series 2007-3 A1A 5.649%, 6/10/49 (l)	243,653	267,310
Series 2007-3 AM 5.649%, 6/10/49 (l)	125,000	137,896
Banc of America Commercial Mortgage, Inc.,
Series 2007-3 A4 5.649%, 6/10/49 (l)	334,000	369,118
Banc of America Re-Remic Trust,
Series 2009-UB1 A4A 5.611%, 6/24/50 (l)§	797,097	873,403
Series 2010-UB4 A4A 5.010%, 12/20/41 (l)§	79,033	84,715
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§	2,277,000	125,856
Series 2012-TFT A 2.892%, 6/5/30§	152,000	142,932
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PW10 AM 5.449%, 12/11/40 (l)	76,000	80,895
Series 2006-PW14 A1A 5.189%, 12/11/38	212,435	231,261
Series 2007-PW15 A1A 5.317%, 2/11/44	147,931	161,770
Series 2007-PW17 A1A 5.650%, 6/11/50 (l)	150,735	167,778
CHL Mortgage Pass-Through Trust,
Series 2006-OA5 2A1 0.365%, 4/25/46 (l)	127,518	97,832
Citigroup Commercial Mortgage Trust,
Series 2013-GC15 XA 1.308%, 9/10/46 IO (l)	877,631	64,850
Series 2013-SM X-A 0.000%, 1/14/30§	3,093,707	86,556
Citigroup Mortgage Loan Trust,
Series 2006-AR1 1A1 2.550%, 10/25/35 (l)	1,358,493	1,309,756
Citigroup-Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 A 6.118%, 11/15/44 (l)	15,000	17,154
Commercial Mortgage Pass-Through Certificates,
Series 2013-FL3 A 1.684%, 10/13/28 (l)§	195,000	195,664
Commercial Mortgage Trust,
Series 2006-C8 AM 5.347%, 12/10/46	140,000	152,700
Series 2010-C1 A1 3.156%, 7/10/46§	2,525,115	2,603,471
Series 2010-RR1 GEB 5.543%, 12/11/49 (l)§	100,000	107,850
Series 2012-CR1 XA 2.231%, 5/15/45 IO (l)	684,732	81,906
Series 2012-LTRT A2 3.400%, 10/5/30§	228,000	208,821
Series 2013-CR6 XA 1.556%, 3/10/46 IO (l)	1,740,000	134,673

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Series 2013-GAM A2 3.367%, 2/10/28§		$156,000	$151,680
Credit Suisse Commercial Mortgage Trust,
Series 2006-C3 AM 5.791%, 6/15/38 (l)		105,000	113,029
Credit Suisse Mortgage Capital Certificates,
Series 2008-C1 A2 6.032%, 2/15/41 (l)		56,433	58,579
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§		1,740,251	1,899,742
Series 2010-RR1 3A 5.649%, 6/10/49 (l)§		1,740,251	1,900,191
Series 2010-RR2 2A 5.760%, 9/15/39 (l)§		591,000	649,653
Series 2010-RR7 2A 5.467%, 9/18/39 (l)§		920,356	1,001,541
Series 2011-4R 5A1 2.560%, 5/27/36 (l)§		654,758	641,214
Series 2011-4R 6A1 2.624%, 5/27/36 (l)§		292,186	288,699
CS First Boston Mortgage Securities Corp.,
Series 2005-C3 AJ 4.771%, 7/15/37		134,000	136,338
DBRR Trust,
Series 2011-C32 A3A 5.733%, 6/17/49 (l)§		181,000	197,282
Series 2012-EZ1 A 0.946%, 9/25/45§		238,854	238,865
Series 2013-EZ3 A 1.636%, 12/18/49 (l)§		112,968	113,145
EMF-NL B.V.,
Series 2008-2X A2 1.225%, 7/17/41 (l)(m)	EUR	435,000	466,472
Extended Stay America Trust,
Series 2013-ESFL CFL 1.667%, 12/5/31 (l)§		$363,000	362,900
Series 2013-ESHL A27 2.958%, 12/5/31§		121,000	117,347
First Republic Mortgage Loan Trust,
Series 2001-FRB1 A 0.517%, 11/15/31 (l)		115,618	113,494
GMAC Commercial Mortgage Securities Trust,
Series 2006-C1 AM 5.290%, 11/10/45 (l)		120,000	126,680
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG11 A4 5.736%, 12/10/49		58,000	64,794
Series 2007-GG11 AM 5.867%, 12/10/49 (l)		89,000	97,281
GS Mortgage Securities Corp. II,
Series 2012-SHOP A 2.933%, 6/5/31§		250,000	249,860
Series 2013-KING XA 0.729%, 12/10/27 IO (l)§		1,296,072	46,822
Series 2013-KYO XB1 3.249%, 11/8/29 IO (l)§		1,966,000	90,657
GS Mortgage Securities Trust,
Series 2006-GG8 AM 5.591%, 11/10/39		51,000	55,903

Series 2010-C1 A2 4.592%, 8/10/43§		$2,248,000	$2,418,196
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.648%, 9/25/35 (l)		299,567	302,814
Series 2006-AR2 2A1 2.697%, 4/25/36 (l)		186,731	176,767
HomeBanc Mortgage Trust,
Series 2005-4 A1 0.435%, 10/25/35 (l)		179,122	156,289
Impac CMB Trust,
Series 2003-8 2A1 1.065%, 10/25/33 (l)		18,547	18,565
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-CB8 A1A 4.158%, 1/12/39§		100,170	100,700
Series 2006-CB14 AM 5.445%, 12/12/44 (l)		44,000	47,216
Series 2007-CB18 A1A 5.431%, 6/12/47 (l)		308,357	339,643
Series 2007-LD12 A1A 5.850%, 2/15/51 (l)		283,563	318,198
Series 2007-LDPX A1A 5.439%, 1/15/49		247,061	273,083
Series 2008-C2 ASB 6.125%, 2/12/51 (l)		146,275	156,738
Series 2012-CBX XA 2.013%, 6/15/45 IO (l)		647,207	63,680
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 2.722%, 8/25/34 (l)		188,250	185,868
Series 2007-A1 3A3 2.813%, 7/25/35 (l)		190,411	191,066
LB-UBS Commercial Mortgage Trust,
Series 2004-C7 A1A 4.475%, 10/15/29		283,755	290,295
Series 2005-C2 AJ 5.205%, 4/15/30 (l)		96,000	99,537
Series 2006-C4 AM 5.878%, 6/15/38 (l)		87,000	94,868
Series 2006-C7 AM 5.378%, 11/15/38		83,000	89,530
Series 2007-C1 A4 5.424%, 2/15/40		1,450,209	1,598,703
Series 2007-C7 A3 5.866%, 9/15/45 (l)		294,213	327,494
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A 1.854%, 12/25/32 (l)		40,524	40,074
Series 2005-A10 A 0.375%, 2/25/36 (l)		542,131	496,341
Merrill Lynch Mortgage Trust,
Series 2005-CKI1 AJ 5.280%, 11/12/37 (l)		132,000	136,468
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-9 A4 5.700%, 9/12/49		692,000	772,307
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7 XA 1.747%, 2/15/46 IO (l)		665,905	66,423

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Morgan Stanley Capital I Trust,
Series 1998-HF2 J 6.010%, 11/15/30§	$2,179,723	$2,310,279
Series 2007-HQ12 A2FX 5.597%, 4/12/49 (l)	236,619	241,727
Series 2007-IQ13 AM 5.406%, 3/15/44	83,000	89,052
Series 2007-IQ14 A1A 5.665%, 4/15/49 (l)	116,473	126,609
Series 2007-IQ14 A2FX 5.610%, 4/15/49	248,025	248,650
Series 2007-IQ15 AM 5.910%, 6/11/49 (l)	45,000	48,571
Series 2012-C4 XA 2.669%, 3/15/45 IO (l)§	1,168,076	144,102
Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.804%, 8/12/45 (l)§	652,594	713,010
Series 2011-IO A 2.500%, 3/23/51§	41,309	41,838
Series 2012-IO AXB1 1.000%, 3/27/51§	53,079	53,078
Series 2012-IO AXB2 1.000%, 3/27/51§	100,000	98,000
Series 2012-XA A 2.000%, 7/27/49§	131,198	132,247
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	2,357,000	2,550,958
RBSCF Trust,
Series 2010-RR3 JPMA 5.420%, 1/16/49 (l)§	906,381	981,278
Series 2010-RR4 CMLA 6.007%, 12/16/49 (l)§	447,390	488,218
S2 Hospitality LLC,
Series 2012-LV1 A 4.500%, 4/15/25§	913	913
Sequoia Mortgage Trust,
Series 10 2A1 0.927%, 10/20/27(l)	9,169	8,922
Series 2003-4 2A1 0.517%, 7/20/33 (l)	35,698	34,444
STRIPs 2012-1 Ltd.,
Series 2012-1A A 1.500%, 12/25/44§	220,940	218,731
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16 3A1 2.486%, 11/25/34 (l)	346,016	341,605
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.416%, 7/19/35 (l)	124,747	114,980
Series 2006-AR3 12A1 0.385%, 5/25/36 (l)	445,312	338,789
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20 B 5.241%, 7/15/42 (l)	232,000	238,487
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 1.543%, 8/25/42 (l)	21,805	21,186
Series 2003-AR1 A5 2.206%, 3/25/33 (l)	177,282	180,909

Wells Fargo Resecuritization Trust,
Series 2012-IO A 1.750%, 8/20/21§	$147,612	$146,727
WF-RBS Commercial Mortgage Trust,
Series 2012-C10 XA 1.829%, 12/15/45 IO (l)§	1,149,475	123,394
Series 2013-C11 A4 3.037%, 3/15/45	181,000	171,427
Series 2013-C12 XA 1.521%, 3/17/48 IO (l)§	1,813,349	161,902
Series 2013-C15 XA 0.717%, 8/15/46 (l)	1,185,866	49,243

		36,536,013

Total Asset-Backed and Mortgage-Backed Securities		55,474,138

Corporate Bonds (25.4%)
Consumer Discretionary (1.2%)
Auto Components (0.0%)
Johnson Controls, Inc. 4.250%, 3/1/21	113,000	117,629

Hotels, Restaurants & Leisure (0.1%)
Carnival Corp.
1.875%, 12/15/17	55,000	54,541
3.950%, 10/15/20	28,000	27,909
Darden Restaurants, Inc.
4.500%, 10/15/21	55,000	52,886
Hyatt Hotels Corp.
3.875%, 8/15/16	36,000	38,064
5.375%, 8/15/21	36,000	38,520
International Game Technology
5.500%, 6/15/20	36,000	38,376
Marriott International, Inc.
3.250%, 9/15/22	91,000	84,722
McDonald’s Corp.
5.800%, 10/15/17	91,000	104,404
3.500%, 7/15/20	58,000	60,137
3.625%, 5/20/21	36,000	37,108
Starbucks Corp.
6.250%, 8/15/17	36,000	41,961
Wyndham Worldwide Corp.
2.500%, 3/1/18	73,000	73,456
Yum! Brands, Inc.
4.250%, 9/15/15	36,000	38,020
5.300%, 9/15/19	55,000	60,865

		750,969

Household Durables (0.1%)
Newell Rubbermaid, Inc.
4.700%, 8/15/20	73,000	76,004
NVR, Inc.
3.950%, 9/15/22	55,000	52,139
Tupperware Brands Corp.
4.750%, 6/1/21	36,000	35,943
Whirlpool Corp.
4.850%, 6/15/21	36,000	37,889

		201,975

Internet & Catalog Retail (0.0%)
Expedia, Inc.
5.950%, 8/15/20	109,000	118,197

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

QVC, Inc.
4.375%, 3/15/23	$36,000	$33,660

		151,857

Leisure Equipment & Products (0.0%)
Mattel, Inc.
3.150%, 3/15/23	36,000	32,965

Media (0.8%)
21st Century Fox America, Inc.
4.500%, 2/15/21	182,000	200,397
3.000%, 9/15/22	73,000	68,783
CBS Corp.
8.875%, 5/15/19	91,000	116,572
5.750%, 4/15/20	69,000	77,975
Comcast Corp.
6.500%, 1/15/15	351,000	373,061
5.900%, 3/15/16	109,000	120,430
6.500%, 1/15/17	109,000	125,061
5.875%, 2/15/18	282,000	324,598
5.700%, 5/15/18	109,000	124,855
3.125%, 7/15/22	91,000	86,860
4.650%, 7/15/42	260,000	241,759
COX Communications, Inc.
5.500%, 10/1/15	55,000	58,991
8.375%, 3/1/39§	305,000	374,437
4.700%, 12/15/42§	7,000	5,901
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.550%, 3/15/15	71,000	73,292
3.500%, 3/1/16	109,000	114,296
5.875%, 10/1/19	73,000	82,466
5.200%, 3/15/20	47,000	51,149
4.600%, 2/15/21	109,000	111,982
5.000%, 3/1/21	213,000	223,974
3.800%, 3/15/22	75,000	71,635
5.150%, 3/15/42	120,000	107,389
Discovery Communications LLC
3.700%, 6/1/15	73,000	75,938
5.050%, 6/1/20	73,000	79,510
Interpublic Group of Cos., Inc.
2.250%, 11/15/17	73,000	72,635
NBCUniversal Media LLC
3.650%, 4/30/15	109,000	113,321
5.150%, 4/30/20	275,000	305,405
4.375%, 4/1/21	109,000	115,368
4.450%, 1/15/43	106,000	95,026
Omnicom Group, Inc.
5.900%, 4/15/16	73,000	80,731
4.450%, 8/15/20	73,000	77,472
Reed Elsevier Capital, Inc.
3.125%, 10/15/22	150,000	138,174
Thomson Reuters Corp.
4.700%, 10/15/19	55,000	59,735
Time Warner Cable, Inc.
5.850%, 5/1/17	273,000	297,074
5.000%, 2/1/20	73,000	73,593
4.000%, 9/1/21	91,000	84,088
Time Warner, Inc.
5.875%, 11/15/16	182,000	205,049
4.875%, 3/15/20	91,000	99,084
3.400%, 6/15/22	36,000	34,853

Viacom, Inc.
5.625%, 9/15/19	$91,000	$103,593
4.250%, 9/1/23	125,000	124,781
Walt Disney Co.
5.500%, 3/15/19	109,000	125,241
2.750%, 8/16/21	55,000	52,806
2.350%, 12/1/22	91,000	81,974
WPP Finance 2010
3.625%, 9/7/22	55,000	52,829

		5,684,143

Multiline Retail (0.1%)
Family Dollar Stores, Inc.
5.000%, 2/1/21	36,000	37,090
Kohl’s Corp.
6.250%, 12/15/17	36,000	41,152
Macy’s Retail Holdings, Inc.
5.900%, 12/1/16	52,000	58,500
4.375%, 9/1/23	100,000	101,500
Nordstrom, Inc.
4.750%, 5/1/20	36,000	39,372
4.000%, 10/15/21	36,000	37,377
Target Corp.
6.000%, 1/15/18	146,000	168,921
2.900%, 1/15/22	55,000	52,694

		536,606

Specialty Retail (0.1%)
AutoZone, Inc.
4.000%, 11/15/20	91,000	93,941
Home Depot, Inc.
5.400%, 3/1/16	182,000	200,086
4.400%, 4/1/21	91,000	98,266
Lowe’s Cos., Inc.
2.125%, 4/15/16	73,000	75,046
4.625%, 4/15/20	109,000	119,484
O’Reilly Automotive, Inc.
4.625%, 9/15/21	36,000	37,055
TJX Cos., Inc.
6.950%, 4/15/19	53,000	63,525

		687,403

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	73,000	75,613
NIKE, Inc.
2.250%, 5/1/23	36,000	32,336

		107,949

Total Consumer Discretionary		8,271,496

Consumer Staples (1.5%)
Beverages (0.4%)
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 1/15/15	230,000	238,658
2.875%, 2/15/16	73,000	76,140
1.375%, 7/15/17	175,000	174,339
7.750%, 1/15/19	91,000	113,428

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

5.375%, 1/15/20	$91,000	$104,044
2.500%, 7/15/22	182,000	168,623
Bottling Group LLC
5.500%, 4/1/16	73,000	80,604
Brown-Forman Corp.
2.500%, 1/15/16	55,000	56,791
Coca-Cola Co.
0.750%, 3/13/15	36,000	36,124
1.500%, 11/15/15	91,000	92,785
1.800%, 9/1/16	146,000	149,667
1.150%, 4/1/18	91,000	88,646
3.150%, 11/15/20	91,000	92,208
3.200%, 11/1/23	125,000	120,136
Coca-Cola Enterprises, Inc.
2.000%, 8/19/16	100,000	101,866
3.250%, 8/19/21	100,000	96,648
Diageo Capital plc
5.750%, 10/23/17	91,000	103,719
1.125%, 4/29/18	73,000	70,522
Diageo Finance B.V.
3.250%, 1/15/15	73,000	75,274
5.300%, 10/28/15	91,000	98,553
Dr. Pepper Snapple Group, Inc.
2.600%, 1/15/19	73,000	73,604
3.200%, 11/15/21	36,000	34,694
PepsiCo, Inc.
0.700%, 8/13/15	36,000	36,060
0.700%, 2/26/16	150,000	149,631
7.900%, 11/1/18	182,000	228,298
4.500%, 1/15/20	146,000	158,955
3.600%, 8/13/42	54,000	44,483

		2,864,500

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.
5.500%, 3/15/17	55,000	61,949
1.700%, 12/15/19	91,000	87,456
CVS Caremark Corp.
3.250%, 5/18/15	128,000	132,280
4.750%, 5/18/20	128,000	138,767
4.000%, 12/5/23	100,000	99,820
7.507%, 1/10/32§	1,864,507	2,193,742
5.300%, 12/5/43	24,000	24,796
Delhaize Group S.A.
4.125%, 4/10/19	36,000	37,062
Kroger Co.
6.400%, 8/15/17	91,000	103,489
2.300%, 1/15/19	100,000	99,462
Safeway, Inc.
5.000%, 8/15/19	146,000	154,518
Walgreen Co.
1.800%, 9/15/17	55,000	55,398
5.250%, 1/15/19	36,000	40,430
3.100%, 9/15/22	73,000	68,698
Wal-Mart Stores, Inc.
2.875%, 4/1/15	273,000	281,660
5.800%, 2/15/18	182,000	209,344
3.250%, 10/25/20	73,000	74,550
2.550%, 4/11/23	109,000	100,034
4.000%, 4/11/43	98,000	87,142

		4,050,597

Food Products (0.2%)
ConAgra Foods, Inc.
5.819%, 6/15/17	$73,000	$82,141
1.900%, 1/25/18	46,000	45,219
3.200%, 1/25/23	73,000	67,479
General Mills, Inc.
0.875%, 1/29/16	29,000	28,958
5.650%, 2/15/19	91,000	105,348
Hershey Co.
4.850%, 8/15/15	91,000	96,952
Hormel Foods Corp.
4.125%, 4/15/21	36,000	37,071
Ingredion, Inc.
3.200%, 11/1/15	36,000	37,244
4.625%, 11/1/20	36,000	37,538
J.M. Smucker Co.
3.500%, 10/15/21	73,000	72,580
Kellogg Co.
4.000%, 12/15/20	91,000	94,436
Kraft Foods Group, Inc.
3.500%, 6/6/22	182,000	178,062
McCormick & Co., Inc.
3.900%, 7/15/21	27,000	27,562
Mead Johnson Nutrition Co.
4.900%, 11/1/19	73,000	79,641
Mondelez International, Inc.
4.125%, 2/9/16	128,000	135,978
6.125%, 2/1/18	91,000	105,077
5.375%, 2/10/20	182,000	206,613
Tyson Foods, Inc.
4.500%, 6/15/22	182,000	185,640
Unilever Capital Corp.
4.800%, 2/15/19	109,000	121,729
WM Wrigley Jr Co.
2.900%, 10/21/19§	168,000	165,863

		1,911,131

Household Products (0.1%)
Clorox Co.
3.550%, 11/1/15	91,000	95,344
Colgate-Palmolive Co.
3.150%, 8/5/15	109,000	113,516
Energizer Holdings, Inc.
4.700%, 5/19/21	55,000	55,527
Kimberly-Clark Corp.
6.125%, 8/1/17	91,000	105,022
7.500%, 11/1/18	36,000	44,708
3.875%, 3/1/21	38,000	39,504
Procter & Gamble Co.
3.150%, 9/1/15	128,000	133,502
4.700%, 2/15/19	182,000	204,249

		791,372

Personal Products (0.0%)
Avon Products, Inc.
5.000%, 3/15/23	91,000	88,980

Tobacco (0.2%)
Altria Group, Inc.
9.700%, 11/10/18	80,000	105,492
4.750%, 5/5/21	91,000	97,899
2.850%, 8/9/22	91,000	83,598

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

4.000%, 1/31/24	$69,000	$67,510
Lorillard Tobacco Co.
3.500%, 8/4/16	40,000	42,043
6.875%, 5/1/20	91,000	104,736
Philip Morris International, Inc.
5.650%, 5/16/18	237,000	272,661
1.875%, 1/15/19	149,000	145,746
2.500%, 8/22/22	36,000	32,832
2.625%, 3/6/23	36,000	32,638
4.875%, 11/15/43	49,000	48,186
Reynolds American, Inc.
6.750%, 6/15/17	109,000	125,396
3.250%, 11/1/22	73,000	66,664

		1,225,401

Total Consumer Staples		10,931,981

Energy (2.3%)
Energy Equipment & Services (0.4%)
AK Transneft OJSC (TransCapitalInvest Ltd.)
8.700%, 8/7/18 (m)	326,000	395,682
Cameron International Corp.
4.500%, 6/1/21	55,000	57,538
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	38,000	44,143
Ensco plc
3.250%, 3/15/16	91,000	95,275
4.700%, 3/15/21	146,000	154,597
Halliburton Co.
6.150%, 9/15/19	91,000	107,775
3.500%, 8/1/23	100,000	97,479
Nabors Industries, Inc.
9.250%, 1/15/19	109,000	133,949
Rowan Cos., Inc.
7.875%, 8/1/19	47,000	56,910
Schlumberger Investment S.A.
3.650%, 12/1/23	63,000	62,628
Transocean, Inc.
4.950%, 11/15/15	91,000	97,623
5.050%, 12/15/16	47,000	51,856
2.500%, 10/15/17	257,000	258,837
6.000%, 3/15/18	510,000	577,701
6.500%, 11/15/20	214,000	245,328
6.800%, 3/15/38	65,000	72,640
Weatherford International Ltd.
5.500%, 2/15/16	109,000	118,857
9.625%, 3/1/19	109,000	140,545

		2,769,363

Oil, Gas & Consumable Fuels (1.9%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	146,000	162,446
8.700%, 3/15/19	109,000	138,176
Apache Corp.
5.625%, 1/15/17	73,000	82,139
3.250%, 4/15/22	53,000	52,558
4.750%, 4/15/43	40,000	38,893
4.250%, 1/15/44	70,000	61,560
BP Capital Markets plc
3.875%, 3/10/15	128,000	133,211
3.200%, 3/11/16	182,000	191,747

1.375%, 11/6/17	$73,000	$72,353
4.500%, 10/1/20	182,000	197,622
3.245%, 5/6/22	109,000	106,118
2.500%, 11/6/22	55,000	49,899
2.750%, 5/10/23	155,000	142,447
Buckeye Partners LP
4.875%, 2/1/21	73,000	74,797
Canadian Natural Resources Ltd.
5.700%, 5/15/17	146,000	165,141
Cenovus Energy, Inc.
5.700%, 10/15/19	73,000	82,623
Chevron Corp.
1.104%, 12/5/17	73,000	71,786
4.950%, 3/3/19	91,000	102,885
2.355%, 12/5/22	55,000	50,185
3.191%, 6/24/23	150,000	145,043
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	128,000	113,515
ConocoPhillips Co.
4.600%, 1/15/15	182,000	189,993
1.050%, 12/15/17	36,000	35,334
5.750%, 2/1/19	91,000	106,063
6.000%, 1/15/20	91,000	107,827
Devon Energy Corp.
2.400%, 7/15/16	55,000	56,825
4.000%, 7/15/21	73,000	74,320
El Paso Pipeline Partners Operating Co. LLC
5.000%, 10/1/21	91,000	95,379
Enbridge Energy Partners LP
9.875%, 3/1/19	91,000	118,051
EnCana Corp.
6.500%, 5/15/19	89,000	103,218
Energy Transfer Partners LP
9.000%, 4/15/19	109,000	138,101
5.200%, 2/1/22	109,000	115,511
Enterprise Products Operating LLC
1.250%, 8/13/15	44,000	44,328
3.200%, 2/1/16	146,000	152,837
5.250%, 1/31/20	36,000	40,092
3.350%, 3/15/23	128,000	121,209
4.450%, 2/15/43	76,000	67,387
EOG Resources, Inc.
2.950%, 6/1/15	91,000	94,203
5.625%, 6/1/19	36,000	41,967
4.100%, 2/1/21	91,000	96,356
EQT Corp.
8.125%, 6/1/19	73,000	88,769
Gazprom OAO (Gaz Capital S.A.)
8.146%, 4/11/18§	653,000	771,356
Kinder Morgan Energy Partners LP
5.625%, 2/15/15	36,000	37,967
6.000%, 2/1/17	73,000	82,266
6.850%, 2/15/20	91,000	108,013
3.950%, 9/1/22	91,000	88,793
Magellan Midstream Partners LP
6.550%, 7/15/19	55,000	63,713
4.250%, 2/1/21	36,000	37,219
Marathon Oil Corp.
2.800%, 11/1/22	73,000	67,470
Marathon Petroleum Corp.
3.500%, 3/1/16	47,000	49,467
5.125%, 3/1/21	55,000	59,951

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Murphy Oil Corp.
2.500%, 12/1/17	$172,000	$170,603
4.000%, 6/1/22	73,000	69,686
3.700%, 12/1/22	93,000	86,007
Nexen Energy ULC
6.200%, 7/30/19	36,000	41,557
5.875%, 3/10/35	7,000	7,503
6.400%, 5/15/37	76,000	86,503
Noble Energy, Inc.
8.250%, 3/1/19	80,000	98,506
4.150%, 12/15/21	179,000	182,973
6.000%, 3/1/41	94,000	102,682
5.250%, 11/15/43	105,000	104,853
Noble Holding International Ltd.
3.050%, 3/1/16	55,000	56,703
4.625%, 3/1/21	73,000	74,767
5.250%, 3/15/42	37,000	35,473
Occidental Petroleum Corp.
2.500%, 2/1/16	36,000	37,314
4.125%, 6/1/16	55,000	59,229
4.100%, 2/1/21	109,000	115,341
ONEOK Partners LP
3.250%, 2/1/16	36,000	37,503
8.625%, 3/1/19	36,000	45,119
3.375%, 10/1/22	36,000	33,830
Petrobras International Finance Co.
3.875%, 1/27/16	1,067,000	1,096,227
3.500%, 2/6/17	91,000	91,518
7.875%, 3/15/19	128,000	145,193
5.750%, 1/20/20	173,000	177,965
5.375%, 1/27/21	273,000	269,282
Petrohawk Energy Corp.
6.250%, 6/1/19	91,000	99,537
Petroleos Mexicanos
4.875%, 3/15/15	128,000	133,888
8.000%, 5/3/19	182,000	220,675
6.000%, 3/5/20	226,000	250,295
3.500%, 1/30/23	82,000	75,030
Phillips 66
4.300%, 4/1/22	146,000	148,675
Pioneer Natural Resources Co.
6.875%, 5/1/18	55,000	64,520
3.950%, 7/15/22	73,000	73,248
Plains All American Pipeline LP/Plains All American Finance Corp.
3.950%, 9/15/15	91,000	95,695
8.750%, 5/1/19	36,000	46,135
5.000%, 2/1/21	36,000	39,435
Plains Exploration & Production Co.
6.875%, 2/15/23	109,000	120,482
Southwestern Energy Co.
7.500%, 2/1/18	73,000	86,467
4.100%, 3/15/22	181,000	180,022
Spectra Energy Capital LLC
6.200%, 4/15/18	73,000	82,567
8.000%, 10/1/19	36,000	42,622
Statoil ASA
1.200%, 1/17/18	36,000	35,188
5.250%, 4/15/19	91,000	103,966
2.900%, 11/8/20	315,000	313,077

Talisman Energy, Inc.
7.750%, 6/1/19	$73,000	$87,626
Total Capital International S.A.
1.000%, 8/12/16	125,000	124,666
2.875%, 2/17/22	91,000	86,985
3.700%, 1/15/24	155,000	153,480
Total Capital S.A.
3.125%, 10/2/15	146,000	152,091
2.125%, 8/10/18	100,000	100,244
4.450%, 6/24/20	36,000	39,188
4.125%, 1/28/21	73,000	77,224
TransCanada PipeLines Ltd.
3.400%, 6/1/15	73,000	75,831
7.125%, 1/15/19	146,000	175,363
2.500%, 8/1/22	64,000	58,203
6.350%, 5/15/67 (l)	36,000	37,080
Valero Energy Corp.
6.125%, 2/1/20	133,000	151,204
Western Gas Partners LP
5.375%, 6/1/21	160,000	172,325
4.000%, 7/1/22	91,000	87,521
Williams Cos., Inc.
7.875%, 9/1/21	117,000	134,983
3.700%, 1/15/23	223,000	193,813
Williams Partners LP
3.800%, 2/15/15	73,000	75,407
5.250%, 3/15/20	113,000	123,278
4.000%, 11/15/21	36,000	35,363
4.500%, 11/15/23	100,000	98,577
XTO Energy, Inc.
6.250%, 8/1/17	73,000	84,760

		13,252,202

Total Energy		16,021,565

Financials (12.7%)
Capital Markets (2.2%)
Ameriprise Financial, Inc.
5.650%, 11/15/15	28,000	30,412
7.300%, 6/28/19	33,000	40,411
5.300%, 3/15/20	36,000	40,539
Bank of New York Mellon Corp.
3.100%, 1/15/15	182,000	187,157
1.200%, 2/20/15	31,000	31,232
2.100%, 1/15/19	195,000	192,207
5.450%, 5/15/19	73,000	83,322
4.150%, 2/1/21	73,000	77,810
3.550%, 9/23/21	36,000	36,473
BlackRock, Inc.
5.000%, 12/10/19	73,000	82,517
Charles Schwab Corp.
4.450%, 7/22/20	36,000	38,962
3.225%, 9/1/22	36,000	34,594
Credit Suisse AG/New York
4.375%, 8/5/20	146,000	157,493
Credit Suisse FB USA, Inc.
5.125%, 8/15/15	364,000	389,902
Deutsche Bank AG
4.296%, 5/24/28 (l)	200,000	182,000
Deutsche Bank AG/London
3.250%, 1/11/16	100,000	104,562
6.000%, 9/1/17	182,000	207,987

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Eaton Vance Corp.
6.500%, 10/2/17		$22,000	$24,890
Goldman Sachs Group, Inc.
5.125%, 1/15/15		1,270,000	1,326,965
0.567%, 5/18/15 (l)	EUR	50,000	68,594
5.350%, 1/15/16		$364,000	393,658
3.625%, 2/7/16		444,000	466,136
5.625%, 1/15/17		109,000	119,982
6.250%, 9/1/17		273,000	312,610
6.150%, 4/1/18		273,000	313,621
7.500%, 2/15/19		471,000	575,608
5.375%, 3/15/20		255,000	283,808
5.250%, 7/27/21		264,000	289,144
5.750%, 1/24/22		351,000	395,700
3.625%, 1/22/23		131,000	126,721
1.838%, 11/29/23 (l)		205,000	208,225
Jefferies Group LLC
8.500%, 7/15/19		109,000	131,889
5.125%, 1/20/23		18,000	18,175
Lazard Group LLC
4.250%, 11/14/20		125,000	124,900
Lehman Brothers Holdings, Inc.
0.000%, 12/23/12 (h)		10,200,000	2,129,250
5.625%, 1/24/13 (h)*		5,000,000	1,056,250
6.750%, 12/28/17*†(b)(h)		470,000	—
Merrill Lynch & Co., Inc.
6.875%, 4/25/18		364,000	429,918
Morgan Stanley
6.000%, 4/28/15		16,000	17,037
4.000%, 7/24/15		546,000	571,525
3.450%, 11/2/15		258,000	269,338
3.800%, 4/29/16		100,000	105,801
5.550%, 4/27/17		219,000	244,744
5.950%, 12/28/17		182,000	206,973
7.300%, 5/13/19		437,000	531,092
5.750%, 1/25/21		273,000	308,871
5.500%, 7/28/21		55,000	61,559
3.750%, 2/25/23		109,000	106,124
4.100%, 5/22/23		55,000	53,281
5.000%, 11/24/25		215,000	217,507
Nomura Holdings, Inc.
5.000%, 3/4/15		109,000	113,762
4.125%, 1/19/16		36,000	37,900
6.700%, 3/4/20		74,000	83,749
Northern Trust Corp.
3.450%, 11/4/20		73,000	74,904
Raymond James Financial, Inc.
4.250%, 4/15/16		36,000	38,260
8.600%, 8/15/19		36,000	45,302
SteelRiver Transmission Co. LLC
4.710%, 6/30/17§(b)		647,176	666,519
TD Ameritrade Holding Corp.
5.600%, 12/1/19		36,000	41,397
UBS AG/Connecticut
5.875%, 7/15/16		91,000	100,714
5.875%, 12/20/17		74,000	84,704
5.750%, 4/25/18		122,000	139,753
4.875%, 8/4/20		170,000	188,655

			15,023,095

Commercial Banks (3.6%)
Australia & New Zealand Banking Group Ltd./New York
1.450%, 5/15/18		$250,000	$245,002
Banco do Brasil S.A./Cayman Islands
4.500%, 1/22/15§		18,000	18,405
3.875%, 10/10/22		300,000	261,000
Banco Santander S.A./Chile
1.842%, 1/19/16 (b)(l)§		2,755,000	2,727,450
Bancolombia S.A.
4.250%, 1/12/16		91,000	94,413
Bank of Montreal
0.800%, 11/6/15		55,000	55,257
1.400%, 9/11/17		109,000	108,014
2.550%, 11/6/22		55,000	50,458
Bank of Nova Scotia
3.400%, 1/22/15		73,000	75,217
0.750%, 10/9/15		91,000	90,966
0.950%, 3/15/16		146,000	146,122
1.375%, 7/15/16		91,000	91,748
1.100%, 12/13/16		150,000	150,317
Barclays Bank plc
5.000%, 9/22/16		146,000	160,498
5.140%, 10/14/20		182,000	193,931
BB&T Corp.
3.200%, 3/15/16		146,000	153,490
1.450%, 1/12/18		55,000	53,495
5.250%, 11/1/19		109,000	120,525
BBVA Senior Finance S.A.U.
4.664%, 10/9/15		200,000	210,822
BNP Paribas S.A.
3.250%, 3/11/15		219,000	225,257
5.000%, 1/15/21		182,000	200,100
3.250%, 3/3/23		91,000	86,880
Canadian Imperial Bank of Commerce
2.350%, 12/11/15		73,000	75,245
1.350%, 7/18/16		73,000	73,387
Capital One Bank USA N.A.
8.800%, 7/15/19		63,000	80,459
Commonwealth Bank of Australia/New York
1.900%, 9/18/17		182,000	182,037
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
1.700%, 3/19/18		250,000	246,788
3.875%, 2/8/22		182,000	183,832
5.750%, 12/1/43		250,000	265,019
DNB Bank ASA
3.200%, 4/3/17§		1,559,000	1,627,136
Fifth Third Bancorp
3.625%, 1/25/16		91,000	95,689
5.450%, 1/15/17		91,000	100,012
First Horizon National Corp.
5.375%, 12/15/15		36,000	38,621
First Niagara Financial Group, Inc.
7.250%, 12/15/21		55,000	63,751
HSBC Bank Brasil S.A. - Banco Multiplo
4.000%, 5/11/16§		417,000	427,946
HSBC Bank USA N.A.
4.875%, 8/24/20		182,000	196,623
HSBC Holdings plc
4.000%, 3/30/22		182,000	185,684

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Huntington Bancshares, Inc./Ohio
7.000%, 12/15/20		$9,000	$10,513
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18		200,000	203,128
KeyBank N.A./Ohio
7.413%, 5/6/15		146,000	158,791
KfW
1.000%, 1/12/15		146,000	146,632
2.625%, 3/3/15		182,000	186,631
1.250%, 10/26/15		273,000	275,730
2.625%, 2/16/16		364,000	377,806
0.500%, 4/19/16		219,000	217,378
4.875%, 1/17/17		482,000	534,564
1.250%, 2/15/17		182,000	182,256
0.875%, 9/5/17		73,000	71,652
4.500%, 7/16/18		182,000	201,341
4.875%, 6/17/19		182,000	207,244
4.000%, 1/27/20		182,000	198,160
2.750%, 9/8/20		364,000	368,399
2.750%, 10/1/20		200,000	200,791
6.250%, 5/19/21	AUD	2,248,000	2,191,371
2.625%, 1/25/22		$182,000	177,805
2.125%, 1/17/23		237,000	217,901
Landwirtschaftliche Rentenbank
3.125%, 7/15/15		182,000	189,395
2.500%, 2/15/16		364,000	378,201
1.375%, 10/23/19		21,000	19,944
National Australia Bank Ltd./New York
2.750%, 3/9/17		50,000	52,042
3.000%, 1/20/23		250,000	232,809
Nordea Bank AB
1.144%, 1/14/14 (l)§		2,103,000	2,103,372
Oesterreichische Kontrollbank AG
4.875%, 2/16/16		182,000	197,986
PNC Bank N.A.
4.875%, 9/21/17		50,000	55,150
PNC Funding Corp.
3.625%, 2/8/15		273,000	281,856
5.625%, 2/1/17		109,000	121,132
5.125%, 2/8/20		36,000	40,628
4.375%, 8/11/20		36,000	38,673
Royal Bank of Canada
0.800%, 10/30/15		73,000	73,026
2.625%, 12/15/15		128,000	132,389
2.300%, 7/20/16		73,000	75,404
1.500%, 1/16/18		91,000	89,344
Royal Bank of Scotland Group plc
5.050%, 1/8/15		761,000	783,556
6.400%, 10/21/19		100,000	114,576
Royal Bank of Scotland plc
3.950%, 9/21/15		182,000	190,420
5.625%, 8/24/20		91,000	101,372
Santander Holdings USA, Inc./Pennsylvania
4.625%, 4/19/16		36,000	38,399
Sberbank of Russia (SB Capital S.A.)
5.499%, 7/7/15 (m)		816,000	858,840
Sumitomo Mitsui Banking Corp.
1.450%, 7/19/16		250,000	251,325
SunTrust Banks, Inc./Georgia
7.250%, 3/15/18		91,000	108,614
2.750%, 5/1/23		200,000	181,750

Svenska Handelsbanken AB
3.125%, 7/12/16		$250,000	$261,932
Toronto-Dominion Bank
2.500%, 7/14/16		128,000	132,871
2.375%, 10/19/16		73,000	75,654
U.S. Bancorp/Minnesota
2.450%, 7/27/15		91,000	93,519
1.950%, 11/15/18		289,000	286,861
2.950%, 7/15/22		91,000	83,566
Union Bank N.A.
2.625%, 9/26/18		250,000	254,467
UnionBanCal Corp.
3.500%, 6/18/22		91,000	89,041
Wachovia Corp.
5.625%, 10/15/16		91,000	102,297
5.750%, 2/1/18		73,000	84,227
Wells Fargo & Co.
1.250%, 2/13/15		91,000	91,841
1.500%, 7/1/15		262,000	265,577
5.625%, 12/11/17		182,000	208,830
1.500%, 1/16/18		109,000	107,822
2.150%, 1/15/19		118,000	117,641
4.600%, 4/1/21		150,000	164,142
3.500%, 3/8/22		273,000	274,208
3.450%, 2/13/23		109,000	102,530
5.375%, 11/2/43		65,000	66,193
Westpac Banking Corp.
3.000%, 8/4/15		182,000	188,780
0.950%, 1/12/16		109,000	109,442
2.000%, 8/14/17		73,000	73,682
4.875%, 11/19/19		109,000	120,558

			25,555,573

Consumer Finance (1.8%)
Ally Financial, Inc.
3.439%, 2/11/14 (l)		1,450,000	1,453,480
8.300%, 2/12/15		218,000	234,486
American Express Centurion Bank
6.000%, 9/13/17		146,000	168,881
American Express Co.
6.150%, 8/28/17		363,000	418,499
7.000%, 3/19/18		2,339,000	2,796,834
8.125%, 5/20/19		91,000	115,708
American Express Credit Corp.
1.750%, 6/12/15		47,000	47,769
2.750%, 9/15/15		182,000	188,308
2.800%, 9/19/16		109,000	113,806
American Honda Finance Corp.
2.125%, 10/10/18		150,000	149,265
Capital One Financial Corp.
2.150%, 3/23/15		91,000	92,449
1.000%, 11/6/15		55,000	55,025
3.150%, 7/15/16		124,000	129,792
Caterpillar Financial Services Corp.
2.750%, 6/24/15		182,000	187,776
1.250%, 11/6/17		91,000	89,735
7.150%, 2/15/19		73,000	89,462
Discover Financial Services
6.450%, 6/12/17		73,000	82,809
5.200%, 4/27/22		55,000	57,097
3.850%, 11/21/22		288,000	276,480

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Ford Motor Credit Co. LLC
3.875%, 1/15/15		$181,000	$186,810
12.000%, 5/15/15		273,000	313,267
3.984%, 6/15/16		91,000	96,779
8.000%, 12/15/16		182,000	214,987
3.000%, 6/12/17		273,000	282,828
2.375%, 1/16/18		3,009,000	3,037,285
5.000%, 5/15/18		303,000	337,936
5.875%, 8/2/21		182,000	206,534
HSBC Finance Corp.
5.000%, 6/30/15		250,000	264,418
HSBC USA, Inc.
1.625%, 1/16/18		146,000	142,870
John Deere Capital Corp.
2.800%, 9/18/17		182,000	190,529
1.300%, 3/12/18		55,000	53,669
3.150%, 10/15/21		109,000	107,113
PACCAR Financial Corp.
0.700%, 11/16/15		55,000	55,091
Toyota Motor Credit Corp.
0.875%, 7/17/15		91,000	91,547
2.800%, 1/11/16		146,000	152,505
2.000%, 9/15/16		109,000	111,705
1.250%, 10/5/17		73,000	71,566
3.400%, 9/15/21		109,000	110,243

			12,775,343

Diversified Financial Services (3.7%)
Bank of America Corp.
4.500%, 4/1/15		182,000	190,260
3.700%, 9/1/15		315,000	329,045
1.500%, 10/9/15		109,000	110,064
6.500%, 8/1/16		365,000	411,926
5.625%, 10/14/16		182,000	202,334
2.000%, 1/11/18		558,000	556,973
5.650%, 5/1/18		930,000	1,058,928
2.600%, 1/15/19		124,000	124,546
7.625%, 6/1/19		1,670,000	2,067,784
5.625%, 7/1/20		365,000	415,628
5.000%, 5/13/21		182,000	198,583
3.300%, 1/11/23		333,000	315,879
4.100%, 7/24/23		125,000	125,480
Bank of America N.A.
0.523%, 6/15/16 (l)		616,000	610,449
1.125%, 11/14/16		250,000	249,685
5.300%, 3/15/17		182,000	200,620
Bear Stearns Cos. LLC
5.300%, 10/30/15		302,000	325,621
Block Financial LLC
5.500%, 11/1/22		73,000	74,970
Boeing Capital Corp.
2.125%, 8/15/16		55,000	56,771
Citigroup, Inc.
5.500%, 10/15/14		24,000	24,879
2.650%, 3/2/15		150,000	153,100
4.750%, 5/19/15		182,000	191,510
2.250%, 8/7/15		55,000	56,093
3.953%, 6/15/16		182,000	193,682
4.450%, 1/10/17		58,000	62,724
5.500%, 2/15/17		91,000	99,695
6.000%, 8/15/17		156,000	178,343
6.125%, 5/15/18		364,000	422,532

2.500%, 9/26/18		$100,000	$100,381
8.500%, 5/22/19		364,000	469,747
3.375%, 3/1/23		107,000	101,828
3.875%, 10/25/23		150,000	147,012
General Electric Capital Corp.
3.500%, 6/29/15		364,000	379,481
1.625%, 7/2/15		100,000	101,623
1.000%, 12/11/15		91,000	91,697
1.000%, 1/8/16		91,000	91,151
2.950%, 5/9/16		109,000	113,818
1.500%, 7/12/16		100,000	100,964
5.400%, 2/15/17		294,000	330,165
1.600%, 11/20/17		55,000	54,685
6.000%, 8/7/19		396,000	464,123
5.300%, 2/11/21		323,000	362,160
4.650%, 10/17/21		182,000	199,328
3.150%, 9/7/22		109,000	105,696
3.100%, 1/9/23		150,000	142,887
ING US, Inc.
5.500%, 7/15/22		36,000	39,006
JPMorgan Chase & Co.
4.750%, 3/1/15		337,000	352,425
3.150%, 7/5/16		175,000	183,536
2.000%, 8/15/17		91,000	92,290
6.000%, 1/15/18		546,000	629,881
6.300%, 4/23/19		182,000	214,987
4.400%, 7/22/20		364,000	391,949
4.625%, 5/10/21		182,000	196,410
3.250%, 9/23/22		204,000	195,752
3.200%, 1/25/23		150,000	142,482
JPMorgan Chase Bank N.A.
0.994%, 5/31/17 (l)	EUR	1,400,000	1,903,831
6.000%, 10/1/17		$2,249,000	2,566,170
4.375%, 11/30/21 (l)(m)	EUR	150,000	216,038
NASDAQ OMX Group, Inc.
4.000%, 1/15/15		$36,000	37,240
5.550%, 1/15/20		36,000	38,937
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17		73,000	75,557
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16		109,000	114,208
5.450%, 2/1/18		109,000	123,797
ORIX Corp.
4.710%, 4/27/15		91,000	94,465
Private Export Funding Corp.
4.550%, 5/15/15		73,000	77,211
4.950%, 11/15/15		73,000	79,109
1.375%, 2/15/17		18,000	18,199
2.050%, 11/15/22		46,000	41,158
Rosneft Finance S.A.
6.250%, 2/2/15 (m)		218,000	228,628
7.500%, 7/18/16 (m)		725,000	816,531
6.625%, 3/20/17 (m)		399,000	440,895
7.875%, 3/13/18 (m)		471,000	543,416
RZD Capital Ltd.
5.739%, 4/3/17 (m)		100,000	108,125
Sasol Financing International plc
4.500%, 11/14/22		50,000	47,000
Shell International Finance B.V.
3.100%, 6/28/15		2,394,000	2,485,840
0.900%, 11/15/16		100,000	99,933

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

2.000%, 11/15/18		$174,000	$174,212
4.300%, 9/22/19		73,000	79,888
4.375%, 3/25/20		36,000	39,093
2.375%, 8/21/22		73,000	66,673
3.400%, 8/12/23		150,000	146,478
4.550%, 8/12/43		153,000	150,013
Waha Aerospace B.V.
3.925%, 7/28/20§		376,600	395,430
XTRA Finance Corp.
5.150%, 4/1/17		36,000	39,923

			26,051,566

Insurance (0.9%)
ACE INA Holdings, Inc.
5.600%, 5/15/15		91,000	97,026
2.600%, 11/23/15		36,000	37,217
5.900%, 6/15/19		36,000	42,004
Aegon N.V.
4.625%, 12/1/15		109,000	116,040
Aflac, Inc.
8.500%, 5/15/19		55,000	69,960
Alleghany Corp.
5.625%, 9/15/20		36,000	39,392
Allianz Finance II B.V.
5.750%, 7/8/41 (b)(l)	EUR	100,000	154,410
Allstate Corp.
7.450%, 5/16/19		$73,000	90,641
American Financial Group, Inc./Ohio
9.875%, 6/15/19		36,000	45,915
American International Group, Inc.
5.050%, 10/1/15		91,000	97,556
5.600%, 10/18/16		36,000	40,072
3.800%, 3/22/17		222,000	236,898
5.450%, 5/18/17		91,000	101,772
5.850%, 1/16/18		91,000	103,699
3.375%, 8/15/20		180,000	180,701
6.400%, 12/15/20		182,000	214,758
4.875%, 6/1/22		73,000	78,533
4.125%, 2/15/24		105,000	104,160
8.175%, 5/15/58 (l)		326,000	390,385
Aon Corp.
3.500%, 9/30/15		91,000	94,912
5.000%, 9/30/20		36,000	39,473
Axis Specialty Finance LLC
5.875%, 6/1/20		55,000	59,880
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15		146,000	152,664
0.950%, 8/15/16		100,000	99,908
4.250%, 1/15/21		109,000	115,198
Berkshire Hathaway, Inc.
1.550%, 2/9/18		55,000	54,289
Chubb Corp.
5.750%, 5/15/18		36,000	41,177
6.375%, 3/29/67 (l)		73,000	79,570
CNA Financial Corp.
5.875%, 8/15/20		109,000	123,514
Genworth Holdings, Inc.
8.625%, 12/15/16		73,000	86,289
7.700%, 6/15/20		91,000	108,332
Hartford Financial Services Group, Inc.
5.500%, 3/30/20		73,000	81,446

HCC Insurance Holdings, Inc.
6.300%, 11/15/19		$36,000	$41,573
Lincoln National Corp.
8.750%, 7/1/19		36,000	46,262
6.050%, 4/20/67 (l)		109,000	107,910
Manulife Financial Corp.
3.400%, 9/17/15		305,000	316,787
Markel Corp.
7.125%, 9/30/19		36,000	43,386
5.350%, 6/1/21		36,000	39,138
Marsh & McLennan Cos., Inc.
4.800%, 7/15/21		36,000	38,285
MetLife, Inc.
6.750%, 6/1/16		109,000	123,637
4.750%, 2/8/21		91,000	97,210
4.368%, 9/15/23		200,000	201,731
Metropolitan Life Global Funding I
5.125%, 6/10/14§		281,000	286,769
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22		73,000	70,375
OneBeacon US Holdings, Inc.
4.600%, 11/9/22		36,000	35,218
PartnerReinsurance Finance B LLC
5.500%, 6/1/20		36,000	38,906
Principal Financial Group, Inc.
8.875%, 5/15/19		73,000	93,900
Progressive Corp.
3.750%, 8/23/21		46,000	46,841
Protective Life Corp.
7.375%, 10/15/19		36,000	43,954
Prudential Financial, Inc.
6.200%, 1/15/15		16,000	16,920
4.750%, 9/17/15		288,000	307,551
6.000%, 12/1/17		273,000	314,005
5.375%, 6/21/20		170,000	191,074
5.875%, 9/15/42 (l)		109,000	111,044
Reinsurance Group of America, Inc.
6.450%, 11/15/19		36,000	41,471
Torchmark Corp.
9.250%, 6/15/19		36,000	46,150
Travelers Cos., Inc.
5.500%, 12/1/15		55,000	59,796
5.800%, 5/15/18		91,000	104,409
Unum Group
5.625%, 9/15/20		36,000	39,392
XLIT Ltd.
2.300%, 12/15/18		50,000	48,878
5.250%, 12/15/43		23,000	22,891

			6,353,254

Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp.
4.625%, 4/1/15		55,000	57,469
5.050%, 9/1/20		128,000	134,551
AvalonBay Communities, Inc.
5.700%, 3/15/17		55,000	61,344
4.200%, 12/15/23		100,000	99,295
Boston Properties LP
3.700%, 11/15/18		73,000	77,219
5.875%, 10/15/19		109,000	124,595
Brandywine Operating Partnership LP
4.950%, 4/15/18		36,000	38,248

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Camden Property Trust
4.625%, 6/15/21	$73,000	$76,221
CommonWealth REIT
6.650%, 1/15/18	36,000	39,297
CubeSmart LP
4.375%, 12/15/23	50,000	48,508
DDR Corp.
4.625%, 7/15/22	55,000	55,970
Digital Realty Trust LP
4.500%, 7/15/15	36,000	37,560
3.625%, 10/1/22	55,000	48,979
Duke Realty LP
6.750%, 3/15/20	55,000	63,223
EPR Properties
7.750%, 7/15/20	36,000	41,014
ERP Operating LP
5.125%, 3/15/16	182,000	197,088
Federal Realty Investment Trust
3.000%, 8/1/22	36,000	33,546
HCP, Inc.
3.750%, 2/1/16	36,000	37,801
6.000%, 1/30/17	73,000	81,774
3.150%, 8/1/22	36,000	33,128
4.250%, 11/15/23	140,000	137,218
Health Care REIT, Inc.
4.700%, 9/15/17	73,000	79,222
6.125%, 4/15/20	53,000	59,419
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	36,000	40,099
Highwoods Realty LP
3.625%, 1/15/23	55,000	50,141
Hospitality Properties Trust
5.625%, 3/15/17	36,000	38,859
Host Hotels & Resorts LP
4.750%, 3/1/23	36,000	36,315
Kilroy Realty LP
5.000%, 11/3/15	36,000	38,285
Kimco Realty Corp.
6.875%, 10/1/19	36,000	42,830
Liberty Property LP
4.750%, 10/1/20	73,000	76,224
Mack-Cali Realty LP
7.750%, 8/15/19	36,000	42,936
National Retail Properties, Inc.
3.800%, 10/15/22	55,000	52,354
ProLogis LP
4.250%, 8/15/23	100,000	98,557
Realty Income Corp.
5.750%, 1/15/21	91,000	100,289
Senior Housing Properties Trust
4.300%, 1/15/16	36,000	37,530
Simon Property Group LP
5.100%, 6/15/15	185,000	196,665
5.650%, 2/1/20	182,000	205,294
4.125%, 12/1/21	36,000	37,396
UDR, Inc.
4.250%, 6/1/18	73,000	77,431
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15	36,000	37,404
2.000%, 2/15/18	55,000	53,937
4.250%, 3/1/22	40,000	40,237
3.250%, 8/15/22	36,000	33,387

Vornado Realty LP
5.000%, 1/15/22	$91,000	$94,565
Washington Real Estate Investment Trust
3.950%, 10/15/22	36,000	34,329
Weingarten Realty Investors
3.375%, 10/15/22	109,000	99,306
Weyerhaeuser Co.
4.625%, 9/15/23	100,000	101,165

		3,328,224

Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
4.000%, 4/27/16	36,000	38,308

Total Financials		89,125,363

Health Care (1.8%)
Biotechnology (0.1%)
Amgen, Inc.
5.850%, 6/1/17	109,000	124,235
6.150%, 6/1/18	11,000	12,865
3.450%, 10/1/20	109,000	110,300
4.100%, 6/15/21	109,000	113,639
3.625%, 5/15/22	91,000	90,698
5.150%, 11/15/41	60,000	60,170
5.650%, 6/15/42	105,000	109,724
Biogen Idec, Inc.
6.875%, 3/1/18	36,000	42,135
Celgene Corp.
2.300%, 8/15/18	86,000	85,821
Genentech, Inc.
4.750%, 7/15/15	36,000	38,281
Gilead Sciences, Inc.
4.500%, 4/1/21	109,000	116,666

		904,534

Health Care Equipment & Supplies (0.3%)
Abbott Laboratories
4.125%, 5/27/20	73,000	78,576
Baxter International, Inc.
0.950%, 6/1/16	100,000	99,992
5.900%, 9/1/16	73,000	82,075
4.250%, 3/15/20	36,000	38,884
2.400%, 8/15/22	36,000	32,860
Becton Dickinson and Co.
3.250%, 11/12/20	109,000	109,298
Boston Scientific Corp.
6.400%, 6/15/16	121,000	135,172
5.125%, 1/12/17	348,000	380,360
2.650%, 10/1/18	231,000	232,660
6.000%, 1/15/20	36,000	41,443
C.R. Bard, Inc.
2.875%, 1/15/16	36,000	37,363
CareFusion Corp.
3.300%, 3/1/23 §	36,000	33,010
Covidien International Finance S.A.
2.800%, 6/15/15	36,000	36,999
4.200%, 6/15/20	36,000	38,192
2.950%, 6/15/23	150,000	138,770
DENTSPLY International, Inc.
2.750%, 8/15/16	20,000	20,599
4.125%, 8/15/21	36,000	35,929

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Edwards Lifesciences Corp.
2.875%, 10/15/18	$178,000	$177,205
Medtronic, Inc.
3.000%, 3/15/15	109,000	112,376
1.375%, 4/1/18	36,000	35,225
4.450%, 3/15/20	109,000	118,898
St. Jude Medical, Inc.
3.250%, 4/15/23	55,000	51,205
Stryker Corp.
3.000%, 1/15/15	36,000	36,938
4.375%, 1/15/20	36,000	38,898
Zimmer Holdings, Inc.
4.625%, 11/30/19	55,000	59,565

		2,202,492

Health Care Providers & Services (0.7%)
Aetna, Inc.
3.950%, 9/1/20	128,000	133,695
AmerisourceBergen Corp.
4.875%, 11/15/19	55,000	60,674
Cardinal Health, Inc.
4.000%, 6/15/15	36,000	37,678
4.625%, 12/15/20	36,000	38,860
Cigna Corp.
5.125%, 6/15/20	78,000	85,545
4.375%, 12/15/20	36,000	37,915
Coventry Health Care, Inc.
5.450%, 6/15/21	176,000	194,480
Express Scripts Holding Co.
3.125%, 5/15/16	91,000	95,152
4.750%, 11/15/21	36,000	38,164
HCA, Inc.
2.669%, 3/15/14	2,587,500	2,585,345
Humana, Inc.
7.200%, 6/15/18	55,000	64,756
Laboratory Corp. of America Holdings
2.200%, 8/23/17	24,000	24,128
4.625%, 11/15/20	91,000	95,059
3.750%, 8/23/22	20,000	19,295
McKesson Corp.
4.750%, 3/1/21	91,000	96,192
2.700%, 12/15/22	55,000	49,320
2.850%, 3/15/23	73,000	65,870
Medco Health Solutions, Inc.
2.750%, 9/15/15	36,000	37,149
7.125%, 3/15/18	91,000	107,603
4.125%, 9/15/20	91,000	93,945
Quest Diagnostics, Inc.
6.400%, 7/1/17	73,000	83,065
UnitedHealth Group, Inc.
6.000%, 2/15/18	91,000	105,071
4.700%, 2/15/21	146,000	157,462
3.375%, 11/15/21	82,000	80,333
2.875%, 3/15/23	55,000	51,177
WellPoint, Inc.
1.875%, 1/15/18	145,000	143,321
2.300%, 7/15/18	109,000	108,147
4.350%, 8/15/20	237,000	250,580

		4,939,981

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
6.500%, 11/1/17	$36,000	$41,696
Life Technologies Corp.
4.400%, 3/1/15	73,000	76,021
6.000%, 3/1/20	237,000	272,433
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	182,000	190,119
1.850%, 1/15/18	36,000	35,769
2.400%, 2/1/19	171,000	169,775
5.300%, 2/1/44	13,000	13,112

		798,925

Pharmaceuticals (0.6%)
AbbVie, Inc.
1.200%, 11/6/15	146,000	147,402
1.750%, 11/6/17	130,000	129,996
2.900%, 11/6/22	146,000	136,615
4.400%, 11/6/42	120,000	111,612
Actavis, Inc.
6.125%, 8/15/19	47,000	54,174
3.250%, 10/1/22	73,000	68,118
4.625%, 10/1/42	120,000	109,881
Allergan, Inc.
3.375%, 9/15/20	91,000	92,969
AstraZeneca plc
5.900%, 9/15/17	73,000	83,336
Bristol-Myers Squibb Co.
5.450%, 5/1/18	73,000	84,080
4.500%, 3/1/44	137,000	131,919
Eli Lilly and Co.
5.200%, 3/15/17	109,000	121,862
GlaxoSmithKline Capital plc
2.850%, 5/8/22	91,000	86,009
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	273,000	313,988
2.800%, 3/18/23	73,000	67,598
Johnson & Johnson
5.550%, 8/15/17	109,000	124,781
2.950%, 9/1/20	73,000	73,965
Merck & Co., Inc.
6.000%, 9/15/17	73,000	84,544
1.300%, 5/18/18	61,000	59,442
3.875%, 1/15/21	73,000	76,852
2.400%, 9/15/22	55,000	50,203
2.800%, 5/18/23	125,000	115,873
Mylan, Inc.
1.350%, 11/29/16	100,000	99,789
Novartis Capital Corp.
2.900%, 4/24/15	73,000	75,370
2.400%, 9/21/22	36,000	32,954
Novartis Securities Investment Ltd.
5.125%, 2/10/19	128,000	145,143
Perrigo Co. plc
4.000%, 11/15/23§	200,000	196,134

Pfizer, Inc.
6.200%, 3/15/19	91,000	107,938
Sanofi S.A.
2.625%, 3/29/16	91,000	94,536
1.250%, 4/10/18	91,000	88,643
4.000%, 3/29/21	73,000	76,573

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	$89,000	$86,985
2.950%, 12/18/22	73,000	66,189
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	91,000	88,940
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	36,000	33,908
Wyeth LLC
5.500%, 2/15/16	182,000	200,392
Zoetis, Inc.
1.875%, 2/1/18	73,000	72,114

		3,790,827

Total Health Care		12,636,759

Industrials (1.0%)
Aerospace & Defense (0.2%)
Honeywell International, Inc.
5.300%, 3/1/18	28,000	31,755
4.250%, 3/1/21	91,000	97,454
L-3 Communications Corp.
3.950%, 11/15/16	36,000	38,205
4.950%, 2/15/21	146,000	152,619
Lockheed Martin Corp.
2.125%, 9/15/16	91,000	93,606
3.350%, 9/15/21	91,000	90,115
Precision Castparts Corp.
1.250%, 1/15/18	91,000	88,657
Raytheon Co.
4.400%, 2/15/20	146,000	156,146
Rockwell Collins, Inc.
5.250%, 7/15/19	18,000	20,309
Textron, Inc.
4.625%, 9/21/16	36,000	38,816
7.250%, 10/1/19	36,000	41,583
United Technologies Corp.
4.875%, 5/1/15	91,000	96,173
1.800%, 6/1/17	18,000	18,309
6.125%, 2/1/19	55,000	64,765
4.500%, 4/15/20	73,000	78,934
3.100%, 6/1/22	109,000	106,467

		1,213,913

Air Freight & Logistics (0.0%)
FedEx Corp.
8.000%, 1/15/19	36,000	44,784
2.700%, 4/15/23	36,000	32,470
United Parcel Service, Inc.
3.125%, 1/15/21	109,000	110,237

		187,491

Airlines (0.2%)
Continental Airlines, Inc.
6.000%, 1/12/19	810,006	826,207
Series 2009-1
9.000%, 7/8/16	73,056	83,466
Delta Air Lines, Inc.
Series 2009-1 A
7.750%, 6/17/21	48,407	56,152
Series 2010-2 A
4.950%, 5/23/19	56,522	61,326

United Air Lines, Inc.
Series 2009-2 A
9.750%, 1/15/17	$48,098	$55,102

		1,082,253

Building Products (0.0%)
Owens Corning, Inc.
9.000%, 6/15/19	12,000	14,835

Commercial Services & Supplies (0.1%)
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	91,000	98,014
Cornell University
5.450%, 2/1/19	73,000	83,512
Pitney Bowes, Inc.
5.750%, 9/15/17	109,000	119,643
Republic Services, Inc.
5.500%, 9/15/19	54,000	60,666
5.250%, 11/15/21	73,000	78,971
Waste Management, Inc.
7.375%, 3/11/19	73,000	87,882
4.750%, 6/30/20	36,000	39,145
2.900%, 9/15/22	73,000	67,388

		635,221

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	46,000	46,000
2.875%, 5/8/22	73,000	68,975

		114,975

Electrical Equipment (0.0%)
Eaton Corp.
0.950%, 11/2/15	55,000	55,212
1.500%, 11/2/17	55,000	54,180
2.750%, 11/2/22	91,000	84,829
Emerson Electric Co.
4.875%, 10/15/19	91,000	101,868
Roper Industries, Inc.
1.850%, 11/15/17	36,000	35,521

		331,610

Industrial Conglomerates (0.2%)
3M Co.
1.375%, 9/29/16	36,000	36,477
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	36,000	38,815
Cooper U.S., Inc.
2.375%, 1/15/16	36,000	36,891
3.875%, 12/15/20	36,000	36,222
Danaher Corp.
5.400%, 3/1/19	36,000	41,293
3.900%, 6/23/21	55,000	56,687
General Electric Co.
0.850%, 10/9/15	55,000	55,287
5.250%, 12/6/17	182,000	206,180
2.700%, 10/9/22	128,000	119,899

Hutchison Whampoa International Ltd.
7.625%, 4/9/19 (m)	254,000	306,827
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	36,000	42,326

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Koninklijke Philips N.V.
5.750%, 3/11/18	$73,000	$83,621
Pentair Finance S.A.
5.000%, 5/15/21	55,000	57,563
Tyco Electronics Group S.A.
4.875%, 1/15/21	73,000	75,948

		1,194,036

Machinery (0.1%)
Caterpillar, Inc.
1.500%, 6/26/17	182,000	181,538
Deere & Co.
2.600%, 6/8/22	182,000	170,458
Dover Corp.
5.450%, 3/15/18	36,000	40,228
Harsco Corp.
2.700%, 10/15/15	91,000	92,365
Illinois Tool Works, Inc.
3.375%, 9/15/21	44,000	43,530
Joy Global, Inc.
5.125%, 10/15/21	58,000	59,780
Kennametal, Inc.
3.875%, 2/15/22	54,000	51,181
Pall Corp.
5.000%, 6/15/20	36,000	37,703
Snap-On, Inc.
4.250%, 1/15/18	36,000	38,392
Stanley Black & Decker, Inc.
2.900%, 11/1/22	36,000	33,565
Xylem, Inc.
3.550%, 9/20/16	91,000	95,770

		844,510

Professional Services (0.0%)
Dun & Bradstreet Corp.
2.875%, 11/15/15	42,000	43,097
Equifax, Inc.
3.300%, 12/15/22	36,000	32,972
Verisk Analytics, Inc.
5.800%, 5/1/21	36,000	38,948

		115,017

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	182,000	199,866
3.000%, 3/15/23	46,000	42,635
Canadian National Railway Co.
5.550%, 3/1/19	128,000	146,275
Canadian Pacific Railway Co.
7.250%, 5/15/19	36,000	43,588
CSX Corp.
6.250%, 4/1/15	55,000	58,795
6.250%, 3/15/18	109,000	125,563
3.700%, 10/30/20	36,000	36,915
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	36,000	37,306
Norfolk Southern Corp.
7.700%, 5/15/17	98,000	116,324
5.900%, 6/15/19	73,000	84,406
Ryder System, Inc.
3.600%, 3/1/16	73,000	76,301
2.500%, 3/1/18	46,000	46,164

Union Pacific Corp.
2.750%, 4/15/23	$125,000	$113,772

		1,127,910

Trading Companies & Distributors (0.0%)
Doric Nimrod Air Finance Alpha Ltd.
Series 2012-1A
5.125%, 11/30/22§	204,614	206,660
GATX Corp.
4.750%, 5/15/15	36,000	37,839
3.500%, 7/15/16	36,000	37,436

		281,935

Total Industrials		7,143,706

Information Technology (1.2%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	237,000	260,401
4.950%, 2/15/19	100,000	112,090
Harris Corp.
6.375%, 6/15/19	31,000	35,953
Motorola Solutions, Inc.
6.000%, 11/15/17	36,000	40,697

		449,141

Computers & Peripherals (0.6%)
Apple, Inc.
1.000%, 5/3/18	182,000	175,816
2.400%, 5/3/23	273,000	244,350
Dell, Inc.
Term Loan
4.500%, 3/24/20	3,100,000	3,099,138
EMC Corp.
1.875%, 6/1/18	91,000	90,056
2.650%, 6/1/20	73,000	71,582
3.375%, 6/1/23	36,000	34,507
Hewlett-Packard Co.
2.350%, 3/15/15	36,000	36,629
2.200%, 12/1/15	91,000	93,029
3.000%, 9/15/16	91,000	94,429
3.750%, 12/1/20	182,000	181,878
4.375%, 9/15/21	91,000	91,769
4.050%, 9/15/22	36,000	35,441
Lexmark International, Inc.
5.125%, 3/15/20	36,000	36,841
NetApp, Inc.
2.000%, 12/15/17	36,000	35,775
Seagate HDD Cayman
3.750%, 11/15/18§	150,000	151,687

		4,472,927

Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc.
3.375%, 11/1/15	36,000	37,232
6.000%, 4/1/20	36,000	38,938
Avnet, Inc.
5.875%, 6/15/20	91,000	97,479
Corning, Inc.
1.450%, 11/15/17	55,000	53,999

		227,648

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Internet Software & Services (0.0%)
eBay, Inc.
1.625%, 10/15/15	$36,000	$36,674
3.250%, 10/15/20	36,000	36,231
2.600%, 7/15/22	91,000	83,590
Google, Inc.
2.125%, 5/19/16	36,000	37,244
3.625%, 5/19/21	36,000	37,546

		231,285

IT Services (0.2%)
Computer Sciences Corp.
6.500%, 3/15/18	73,000	83,873
Fidelity National Information Services, Inc.
2.000%, 4/15/18	21,000	20,321
Fiserv, Inc.
3.125%, 10/1/15	91,000	94,291
4.625%, 10/1/20	36,000	37,081
International Business Machines Corp.
0.550%, 2/6/15	73,000	73,158
0.450%, 5/6/16	150,000	148,762
5.700%, 9/14/17	273,000	313,799
7.625%, 10/15/18	91,000	113,653
1.875%, 8/1/22	91,000	79,400
3.375%, 8/1/23	125,000	121,584
Leidos Holdings, Inc.
4.450%, 12/1/20	73,000	72,762
Western Union Co.
5.253%, 4/1/20	146,000	154,223

		1,312,907

Office Electronics (0.0%)
Xerox Corp.
6.350%, 5/15/18	109,000	124,666

Semiconductors & Semiconductor Equipment (0.1%)
Broadcom Corp.
2.500%, 8/15/22	36,000	32,139
Intel Corp.
1.950%, 10/1/16	73,000	75,179
1.350%, 12/15/17	128,000	126,363
3.300%, 10/1/21	108,000	107,181
2.700%, 12/15/22	91,000	83,388
Texas Instruments, Inc.
0.450%, 8/3/15	55,000	55,012
2.375%, 5/16/16	91,000	94,317

		573,579

Software (0.2%)
Adobe Systems, Inc.
3.250%, 2/1/15	36,000	36,953
4.750%, 2/1/20	46,000	49,489
Autodesk, Inc.
3.600%, 12/15/22	36,000	33,359
CA, Inc.
4.500%, 8/15/23	100,000	99,799
Microsoft Corp.
4.200%, 6/1/19	109,000	120,436
2.375%, 5/1/23	205,000	186,464
Oracle Corp.
5.250%, 1/15/16	91,000	99,266
1.200%, 10/15/17	128,000	125,936
5.750%, 4/15/18	219,000	253,526

2.500%, 10/15/22	$146,000	$132,959
3.625%, 7/15/23	8,000	7,915
Symantec Corp.
3.950%, 6/15/22	182,000	176,208

		1,322,310

Total Information Technology		8,714,463

Materials (0.9%)
Chemicals (0.4%)
Agrium, Inc.
3.150%, 10/1/22	36,000	33,052
Air Products and Chemicals, Inc.
2.000%, 8/2/16	20,000	20,469
4.375%, 8/21/19	73,000	78,215
Airgas, Inc.
3.250%, 10/1/15	73,000	75,658
Cabot Corp.
5.000%, 10/1/16	36,000	39,354
Dow Chemical Co.
8.550%, 5/15/19	112,000	144,313
4.250%, 11/15/20	219,000	233,338
3.000%, 11/15/22	55,000	51,331
E.I. du Pont de Nemours & Co.
3.250%, 1/15/15	109,000	112,234
3.625%, 1/15/21	128,000	130,414
2.800%, 2/15/23	91,000	83,493
Eastman Chemical Co.
2.400%, 6/1/17	73,000	74,043
3.600%, 8/15/22	91,000	87,431
Ecolab, Inc.
1.000%, 8/9/15	34,000	34,031
1.450%, 12/8/17	55,000	53,773
4.350%, 12/8/21	91,000	94,336
Lubrizol Corp.
8.875%, 2/1/19	53,000	68,698
LYB International Finance B.V.
4.000%, 7/15/23	36,000	35,383
5.250%, 7/15/43	3,000	2,986
LyondellBasell Industries N.V.
5.000%, 4/15/19	509,000	561,280
Methanex Corp.
3.250%, 12/15/19	36,000	36,090
Monsanto Co.
5.125%, 4/15/18	36,000	40,474
2.200%, 7/15/22	18,000	16,270
Potash Corp. of Saskatchewan, Inc.
4.875%, 3/30/20	55,000	59,195
PPG Industries, Inc.
1.900%, 1/15/16	36,000	36,566
6.650%, 3/15/18	55,000	63,635
3.600%, 11/15/20	55,000	55,751
Praxair, Inc.
4.625%, 3/30/15	92,000	96,625
4.500%, 8/15/19	73,000	80,428
2.200%, 8/15/22	36,000	32,111
2.700%, 2/21/23	36,000	33,298
RPM International, Inc.
6.125%, 10/15/19	36,000	40,181
Valspar Corp.
7.250%, 6/15/19	36,000	42,195

		2,646,651

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Construction Materials (0.0%)
CRH America, Inc.
6.000%, 9/30/16	$91,000	$101,737
5.750%, 1/15/21	91,000	100,289

		202,026

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	36,000	37,394
Bemis Co., Inc.
6.800%, 8/1/19	36,000	42,131
Packaging Corp. of America
3.900%, 6/15/22	36,000	35,010
Rock-Tenn Co.
3.500%, 3/1/20	51,000	50,235
4.000%, 3/1/23	47,000	45,003

		209,773

Metals & Mining (0.4%)
Alcoa, Inc.
6.150%, 8/15/20	182,000	197,242
Allegheny Technologies, Inc.
9.375%, 6/1/19	73,000	88,705
Barrick Gold Corp.
6.950%, 4/1/19	55,000	63,150
4.100%, 5/1/23	73,000	65,519
Barrick North America Finance LLC
4.400%, 5/30/21	91,000	87,294
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19	182,000	217,658
2.875%, 2/24/22	109,000	103,706
3.850%, 9/30/23	156,000	156,144
5.000%, 9/30/43	61,000	61,639
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	91,000	92,251
Cliffs Natural Resources, Inc.
3.950%, 1/15/18	55,000	55,273
4.800%, 10/1/20	38,000	37,557
Freeport-McMoRan Copper & Gold, Inc.
2.375%, 3/15/18	55,000	54,818
3.100%, 3/15/20	36,000	35,118
3.550%, 3/1/22	128,000	121,100
3.875%, 3/15/23	100,000	94,341
Glencore Canada Corp.
5.500%, 6/15/17	82,000	89,151
Goldcorp, Inc.
2.125%, 3/15/18	36,000	35,229
Newmont Mining Corp.
5.125%, 10/1/19	36,000	37,162
3.500%, 3/15/22	182,000	154,308
Nucor Corp.
5.850%, 6/1/18	55,000	62,377
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	36,000	35,110
Rio Tinto Alcan, Inc.
5.000%, 6/1/15	73,000	77,129
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19	182,000	237,026
4.125%, 5/20/21	91,000	93,918
Rio Tinto Finance USA plc
2.250%, 12/14/18	91,000	90,235
2.875%, 8/21/22	91,000	84,191

Southern Copper Corp.
3.500%, 11/8/22	$24,000	$21,999
Teck Resources Ltd.
4.500%, 1/15/21	36,000	35,987
Vale Overseas Ltd.
6.250%, 1/11/16	91,000	99,442
4.625%, 9/15/20	128,000	131,214

		2,815,993

Paper & Forest Products (0.1%)
International Paper Co.
5.300%, 4/1/15	36,000	37,927
9.375%, 5/15/19	146,000	190,183
4.750%, 2/15/22	465,000	485,822

		713,932

Total Materials		6,588,375

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.
2.500%, 8/15/15	182,000	186,984
0.800%, 12/1/15	73,000	72,856
2.400%, 8/15/16	91,000	93,666
1.700%, 6/1/17	109,000	109,619
1.400%, 12/1/17	109,000	106,495
5.500%, 2/1/18	182,000	206,069
2.375%, 11/27/18	101,000	100,494
4.450%, 5/15/21	219,000	230,795
2.625%, 12/1/22	55,000	49,678
British Telecommunications plc
5.950%, 1/15/18	91,000	103,794
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.849%, 4/15/23	117,000	109,537
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18	109,000	138,304
Deutsche Telekom International Finance B.V.
6.750%, 8/20/18	73,000	86,028
Orange S.A.
5.375%, 7/8/19	73,000	81,377
4.125%, 9/14/21	36,000	36,141
Qwest Corp.
6.500%, 6/1/17	91,000	102,830
Telefonica Emisiones S.A.U.
3.992%, 2/16/16	73,000	76,591
6.221%, 7/3/17	73,000	82,436
5.134%, 4/27/20	66,000	70,068
5.462%, 2/16/21	91,000	96,510
Verizon Communications, Inc.
5.550%, 2/15/16	219,000	239,202
1.773%, 9/15/16 (l)	400,000	411,364
2.500%, 9/15/16	387,000	400,199
5.500%, 2/15/18	273,000	309,436
1.993%, 9/14/18 (l)	100,000	105,356
3.650%, 9/14/18	970,000	1,022,267
4.500%, 9/15/20	714,000	762,645
4.600%, 4/1/21	182,000	194,492
2.450%, 11/1/22	73,000	65,111
5.150%, 9/15/23	541,000	579,695
3.850%, 11/1/42	504,000	404,183

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

6.550%, 9/15/43	$587,000	$688,040

		7,322,262

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
2.375%, 9/8/16	436,000	447,595
5.625%, 11/15/17	36,000	40,604
5.000%, 3/30/20	1,632,000	1,777,144
Rogers Communications, Inc.
6.800%, 8/15/18	91,000	108,872
4.100%, 10/1/23	100,000	100,250
Vodafone Group plc
5.000%, 9/15/15	109,000	116,336
0.900%, 2/19/16	100,000	99,547
5.450%, 6/10/19	109,000	123,450
2.500%, 9/26/22	91,000	80,597
2.950%, 2/19/23	91,000	82,734

		2,977,129

Total Telecommunication Services		10,299,391

Utilities (1.3%)
Electric Utilities (0.8%)
American Electric Power Co., Inc.
1.650%, 12/15/17	36,000	35,598
Cleveland Electric Illuminating Co.
8.875%, 11/15/18	68,000	85,562
5.950%, 12/15/36	33,000	33,790
Commonwealth Edison Co.
6.150%, 9/15/17	182,000	210,434
Detroit Edison Co.
5.600%, 6/15/18	36,000	41,765
2.650%, 6/15/22	91,000	84,828
Dominion Gas Holdings LLC
4.800%, 11/1/43§	13,000	12,693
Duke Energy Carolinas LLC
4.300%, 6/15/20	219,000	233,605
4.250%, 12/15/41	163,000	148,519
Duke Energy Corp.
2.150%, 11/15/16	146,000	149,841
5.050%, 9/15/19	36,000	39,724
Duke Energy Florida, Inc.
4.550%, 4/1/20	18,000	19,475
3.100%, 8/15/21	36,000	35,334
5.900%, 3/1/33	30,000	33,181
Duke Energy Progress, Inc.
5.300%, 1/15/19	91,000	103,293
Entergy Arkansas, Inc.
3.750%, 2/15/21	979,000	981,316
Entergy Texas, Inc.
7.125%, 2/1/19	91,000	107,541
Florida Power & Light Co.
5.550%, 11/1/17	36,000	41,174
Georgia Power Co.
3.000%, 4/15/16	134,000	140,568
5.400%, 6/1/18	109,000	122,605
Hydro-Quebec
7.500%, 4/1/16	109,000	125,178
2.000%, 6/30/16	73,000	74,780
Indiana Michigan Power Co.
7.000%, 3/15/19	91,000	107,958

IPALCO Enterprises, Inc.
5.000%, 5/1/18	$417,000	$436,286
Jersey Central Power & Light Co.
7.350%, 2/1/19	48,000	56,799
Kansas City Power & Light Co.
5.850%, 6/15/17	73,000	78,921
LG&E and KU Energy LLC
2.125%, 11/15/15	91,000	92,471
3.750%, 11/15/20	109,000	110,746
Nevada Power Co.
7.125%, 3/15/19	109,000	131,957
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15	109,000	123,098
Northeast Utilities
4.500%, 11/15/19	36,000	39,214
Northern States Power Co.
1.950%, 8/15/15	36,000	36,781
5.250%, 3/1/18	55,000	61,874
NSTAR Electric Co.
2.375%, 10/15/22	91,000	82,836
Ohio Power Co.
6.050%, 5/1/18	36,000	41,566
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	73,000	85,413
Pacific Gas & Electric Co.
3.500%, 10/1/20	91,000	91,973
4.250%, 5/15/21	36,000	37,834
PacifiCorp
5.500%, 1/15/19	91,000	105,192
Peco Energy Co.
2.375%, 9/15/22	91,000	82,719
Portland General Electric Co.
6.100%, 4/15/19	36,000	42,065
Progress Energy, Inc.
5.625%, 1/15/16	73,000	79,685
Public Service Co. of Colorado
3.200%, 11/15/20	91,000	91,633
Public Service Co. of Oklahoma
4.400%, 2/1/21	146,000	154,358
Southern California Edison Co.
3.500%, 10/1/23	100,000	97,827
Southern Co.
1.950%, 9/1/16	40,000	40,762
Tampa Electric Co.
6.100%, 5/15/18	27,000	31,375
Virginia Electric & Power Co.
5.400%, 1/15/16	109,000	118,859
Wisconsin Electric Power Co.
2.950%, 9/15/21	91,000	89,236

		5,410,242

Gas Utilities (0.1%)
Boardwalk Pipelines LP
5.750%, 9/15/19	73,000	81,347
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	109,000	116,330
DCP Midstream Operating LP
3.875%, 3/15/23	36,000	32,947
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17	73,000	82,993
Questar Corp.
2.750%, 2/1/16	31,000	31,933

		345,550

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	$91,000	$96,759
NRG Energy, Inc.
7.625%, 1/15/18	544,000	615,400
PSEG Power LLC
5.125%, 4/15/20	73,000	79,379
Tennessee Valley Authority
5.500%, 7/18/17	246,000	281,591
3.875%, 2/15/21	182,000	192,241
TransAlta Corp.
4.750%, 1/15/15	73,000	75,777
4.500%, 11/15/22	55,000	51,935

		1,393,082

Multi-Utilities (0.2%)
AGL Capital Corp.
3.500%, 9/15/21	91,000	90,303
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	36,000	41,568
7.125%, 12/1/18	36,000	43,855
Consumers Energy Co.
6.700%, 9/15/19	91,000	109,658
3.375%, 8/15/23	175,000	169,846
Dominion Resources, Inc.
5.150%, 7/15/15	103,000	109,627
1.950%, 8/15/16	226,000	229,379
Series 07-A
6.000%, 11/30/17	146,000	168,092
Series B
2.750%, 9/15/22	91,000	83,183
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	36,000	41,265
3.750%, 11/15/23§	100,000	97,170
6.500%, 9/15/37	145,000	172,468
National Grid plc
6.300%, 8/1/16	36,000	40,476
NiSource Finance Corp.
6.400%, 3/15/18	73,000	83,656
Sempra Energy
9.800%, 2/15/19	128,000	168,113
2.875%, 10/1/22	64,000	59,042
TECO Finance, Inc.
5.150%, 3/15/20	36,000	39,374

		1,747,075

Total Utilities		8,895,949

Total Corporate Bonds		178,629,048

Government Securities (75.6%)
Agency ABS (0.5%)
Small Business Administration
4.504% 2/1/14	12,193	12,225
Series 2008-P10B 1
5.944% 8/10/18	472,207	515,799
Small Business Administration Participation Certificates
4.340% 3/1/24	655,491	690,423
4.625% 2/1/25	61,487	65,251
5.870% 7/1/28	653,439	733,476

Series 2004-20A 1
4.930% 1/1/24	$79,204	$85,140
Series 2008-20A 1
5.170% 1/1/28	176,861	191,711
Series 2008-20C 1
5.490% 3/1/28	710,742	785,650

		3,079,675

Agency CMO (18.1%)
Federal Home Loan Mortgage Corp.
6.000% 1/1/14	12	12
5.500% 2/1/14	105	105
6.000% 7/1/14	143	145
6.000% 2/1/17	15,447	16,261
6.000% 3/1/17	813	857
6.500% 3/1/17	5,268	5,548
6.000% 4/1/17	10,553	11,151
6.000% 5/1/17	264	280
4.879% 5/19/17	1,268,933	1,385,047
6.000% 7/1/17	2,969	3,155
6.000% 8/1/17	5,477	5,809
5.500% 11/1/17	5,529	5,833
1.556% 12/25/18 IO (l)	658,600	43,332
1.783% 5/25/19 IO (l)	529,585	42,445
1.394% 11/25/19 IO (l)	4,411,027	283,712
1.512% 6/25/22 IO (l)	1,352,398	131,688
0.903% 10/25/22 IO (l)	1,375,835	84,172
0.842% 1/25/23 IO (l)	2,419,769	139,252
2.630% 1/25/23	345,000	324,385
3.300% 4/25/23 (l)	225,000	221,976
3.060% 7/25/23 (l)	170,000	164,050
3.458% 8/25/23 (l)	100,000	99,407
2.375% 11/1/31 (l)	3,551	3,747
2.602% 4/1/36 (l)	91,471	97,216
5.500% 6/1/41	192,643	210,335
3.500% 4/1/42	99,605	99,029
3.500% 8/1/42	53,310	53,019
3.500% 11/1/42	91,805	91,188
3.000% 3/1/43	104,443	99,066
3.000% 4/1/43	704,292	668,032
3.500% 4/1/43	287,757	285,959
3.000% 8/1/43	300,000	284,555
4.500% 9/1/43	288,870	306,089
4.500% 11/1/43	199,764	211,672
2.500% 1/15/29 TBA	500,000	495,390
3.000% 1/15/29 TBA	300,000	305,391
3.500% 1/15/44 TBA	1,000,000	991,875
4.000% 2/15/44 TBA (z)	1,300,000	1,331,688
Federal National Mortgage Association
7.000% 4/1/15	878	898
7.000% 4/1/16	2,229	2,321
5.500% 2/1/17	5,635	5,894
5.500% 6/1/17	1,777	1,867
3.949% 2/25/18 IO (l)	1,809,554	239,607
4.000% 4/1/23	2,154	2,283
5.000% 2/1/24 (l)	298	324
5.165% 6/1/24 (l)	34	35
4.500% 12/1/24	36,810	39,596
4.000% 9/1/25	79,989	84,760
4.000% 1/1/26	141,314	149,744
4.000% 4/1/26	38,132	40,532

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

4.000% 7/1/26	$186,223	$197,331
4.000% 8/1/26	88,982	94,290
2.500% 9/1/27	1,522,909	1,508,751
2.363% 1/1/28 (l)	29,849	31,125
4.500% 4/1/28	6,452	6,902
3.500% 7/1/28	86,286	90,439
4.500% 4/1/29	205,476	219,932
4.500% 6/1/29	3,793	4,060
4.500% 8/1/29	69,101	73,963
4.500% 9/1/29	319,288	341,751
4.500% 10/1/29	15,094	16,156
4.500% 3/1/30	159,857	171,403
4.500% 6/1/30	60,257	64,609
4.500% 7/1/31	68,209	73,220
2.206% 3/1/33 (l)	34,932	36,138
5.000% 4/1/33	4,336	4,708
5.000% 7/1/33	6,525	7,085
5.310% 8/25/33	125,967	128,940
5.000% 9/1/33	32,938	35,765
5.000% 11/1/33	28,766	31,235
5.000% 12/1/33	14,025	15,228
5.000% 2/1/34	4,041	4,388
6.000% 2/1/34	88,716	97,841
5.000% 3/1/34	3,884	4,218
5.000% 7/1/34	372,605	404,698
6.500% 7/25/34	16,645	17,303
6.000% 8/1/34	50,963	56,224
5.000% 10/1/34	93,714	101,756
5.500% 2/1/35	212,970	234,491
6.000% 4/1/35	794,819	876,357
5.000% 7/1/35	168,778	183,316
4.500% 8/1/35	87,267	92,697
5.000% 10/1/35	497,057	539,718
5.500% 12/1/35	154,460	169,973
2.309% 1/1/36 (l)	641,772	682,083
5.000% 7/1/36	70,312	76,347
5.000% 8/1/36	50,455	54,800
4.500% 7/1/37	17,616	18,712
5.000% 7/1/37	31,475	34,177
4.500% 8/1/37	21,079	22,377
6.000% 2/1/38	44,751	49,632
6.000% 3/1/38	18,233	20,269
4.500% 4/1/38	186,956	198,298
6.000% 5/1/38	53,589	59,621
5.000% 6/1/38	69,973	75,978
6.000% 10/1/38	16,855	18,676
6.000% 12/1/38	23,995	26,574
4.500% 2/1/39	865,547	918,055
4.500% 3/1/39	804,683	853,498
4.500% 4/1/39	487,378	516,944
4.500% 5/1/39	9,663	10,249
4.500% 6/1/39	71,087	75,400
5.000% 6/1/39	1,210,380	1,314,255
4.500% 7/1/39	939,096	997,565
4.500% 1/1/40	54,969	58,303
6.500% 5/1/40	787,196	869,131
5.000% 7/1/40	164,287	178,386
4.500% 8/1/40	198,689	210,742
4.000% 9/1/40	220,302	227,221
4.500% 9/1/40	198,618	210,667
4.000% 10/1/40	107,575	111,004

4.000% 11/1/40	$545,404	$562,533
4.500% 11/1/40	37,002	39,247
5.000% 11/1/40	381,022	413,721
2.374% 12/1/40 (l)	14,156	14,853
4.000% 12/1/40	4,388,723	4,526,556
4.000% 1/1/41	215,211	221,970
4.500% 2/1/41	133,630	141,737
4.500% 3/1/41	88,404	93,767
4.000% 4/1/41	432,928	446,524
4.500% 4/1/41	418,560	443,952
5.500% 4/1/41	29,004	31,844
4.500% 5/1/41	1,032,216	1,094,853
3.355% 6/1/41 (l)	116,548	122,916
4.500% 6/1/41	779,758	827,062
4.500% 7/1/41	1,307,664	1,386,998
5.000% 7/1/41	29,315	31,841
4.500% 8/1/41	4,041,621	4,286,802
5.000% 8/1/41	21,182	23,007
3.496% 9/1/41 (l)	85,404	90,209
4.500% 9/1/41	892,926	947,095
4.500% 10/1/41	244,514	259,347
4.500% 1/1/42	240,257	254,907
4.500% 2/1/42	602,618	639,363
4.500% 6/1/42	372,609	395,213
4.500% 8/1/42	61,811	65,581
4.500% 9/1/42	299,276	317,431
4.500% 11/1/42	119,955	127,232
3.000% 2/1/43	314,959	299,851
4.000% 2/1/43	83,843	86,620
3.000% 3/1/43	820,605	780,928
3.000% 4/1/43	581,125	553,058
3.000% 5/1/43	802,661	764,130
3.000% 6/1/43	140,118	133,457
3.500% 6/1/43	99,828	99,422
3.500% 7/1/43	115,611	115,141
3.500% 8/1/43	987,612	983,476
4.000% 8/1/43	186,374	192,460
4.000% 9/1/43	31,967	33,011
4.500% 9/1/43	999,101	1,060,023
4.000% 10/1/43	298,849	308,771
4.500% 10/1/43	96,921	102,832
4.000% 11/1/43	251,000	259,432
4.000% 12/1/43	529,873	546,920
4.500% 12/1/43	100,000	106,098
4.000% 1/1/44	600,000	619,437
3.000% 1/25/29 TBA	700,000	714,109
3.500% 1/25/29 TBA	700,000	732,102
4.500% 1/25/29 TBA	1,600,000	1,701,000
3.500% 1/25/44 TBA	32,000,000	31,815,002
4.000% 1/25/44 TBA	800,000	824,375
3.500% 2/25/44 TBA (z)	34,000,000	33,698,515
FREMF Mortgage Trust
4.023% 11/25/44(l)§	20,400	19,512
3.562% 8/25/45(l)§	121,000	116,289
3.656% 10/25/45(l)§	94,000	86,937
Government National Mortgage Association
1.625% 7/20/27 (l)	1,723	1,771
6.500% 6/20/32	23,464	26,374
5.500% 4/15/33	3,366	3,717
5.000% 12/15/38	27,793	30,287
5.000% 7/15/39	83,516	91,100
5.000% 10/20/39	31,510	34,362

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

5.000% 12/15/40		$108,954	$118,849
4.500% 5/20/41		938,297	1,004,307
4.500% 6/20/41		94,028	100,570
4.500% 7/20/41		62,972	67,353
4.500% 2/15/42		913,828	976,404
4.000% 9/15/42		442,372	460,913
3.000% 5/15/43		350,270	338,763
4.000% 11/20/43		1,996,068	2,080,355
1.015% 2/16/53 IO (l)		738,285	58,395
3.500% 1/15/44 TBA (z)		1,700,000	1,715,805
5.500% 1/15/44 TBA		400,000	440,094
3.000% 1/15/44 TBA		1,000,000	965,938
4.500% 1/15/44 TBA		500,000	533,359
5.000% 1/15/44 TBA		800,000	868,375

			127,372,269

Foreign Governments (6.5%)
African Development Bank
0.750% 10/18/16		100,000	99,652
Australia Government Bond
5.500% 1/21/18	AUD	23,500,000	22,791,268
Canadian Government Bond
0.875% 2/14/17		$130,000	129,650
Development Bank of Japan
5.125% 2/1/17		100,000	111,935
Eksportfinans ASA
1.600% 3/20/14	JPY	1,000,000	9,446
3.000% 11/17/14		$145,000	145,544
2.000% 9/15/15		435,000	428,475
2.375% 5/25/16		290,000	285,650
5.500% 5/25/16		109,000	114,927
2.875% 11/16/16	CHF	35,000	39,069
5.500% 6/26/17		$254,000	267,811
Export Development Canada
2.250% 5/28/15		91,000	93,324
1.250% 10/26/16		91,000	92,090
Export-Import Bank of China
5.250% 7/29/14§		1,341,000	1,373,052
Export-Import Bank of Korea
5.875% 1/14/15		91,000	95,560
4.125% 9/9/15		73,000	76,545
4.000% 1/29/21		545,000	556,957
Federative Republic of Brazil
6.000% 1/17/17		182,000	202,748
8.000% 1/15/18		303,000	336,330
4.875% 1/22/21		123,000	129,765
FMS Wertmanagement AoeR
1.125% 10/14/16		200,000	201,101
Inter-American Development Bank
2.125% 11/9/20		100,000	96,858
International Bank for Reconstruction & Development
2.125% 11/1/20		150,000	145,706
International Finance Corp.
0.625% 11/15/16		250,000	248,116
Italy Buoni Poliennali Del Tesoro
2.550% 10/22/16 (b)	EUR	179,298	252,622
4.000% 2/1/37 (m)		145,000	183,806
Japan Bank for International Cooperation
1.750% 11/13/18		$200,000	196,098

Japan Finance Corp.
2.500% 1/21/16		$250,000	$258,895
2.250% 7/13/16		182,000	187,987
Japan Finance Organization for Municipalities
5.000% 5/16/17		200,000	223,070
Korea Development Bank
3.250% 3/9/16		109,000	113,095
Korea Finance Corp.
2.875% 8/22/18		200,000	200,917
4.625% 11/16/21		50,000	52,617
Province of British Columbia
2.850% 6/15/15		109,000	112,566
2.100% 5/18/16		109,000	112,488
2.000% 10/23/22		36,000	31,960
Province of Manitoba
4.900% 12/6/16		182,000	202,759
Province of New Brunswick
2.750% 6/15/18		91,000	93,731
Province of Nova Scotia
5.125% 1/26/17		91,000	101,783
Province of Ontario
1.875% 9/15/15		638,000	651,460
1.100% 10/25/17		91,000	89,582
2.000% 9/27/18		100,000	99,662
4.000% 10/7/19		273,000	293,904
4.400% 4/14/20		91,000	99,386
2.450% 6/29/22		91,000	83,435
Province of Quebec
4.600% 5/26/15		273,000	288,701
3.500% 7/29/20		182,000	186,190
2.625% 2/13/23		55,000	49,974
Republic of Chile
3.875% 8/5/20		91,000	95,459
Republic of Colombia
4.375% 7/12/21		219,000	225,570
Republic of Italy
4.500% 1/21/15		219,000	226,508
5.250% 9/20/16		273,000	295,611
Republic of Korea
5.750% 4/16/14 (b)		906,000	920,840
5.750% 4/16/14		544,000	552,911
4.875% 9/22/14		109,000	112,419
7.125% 4/16/19		3,499,000	4,274,366
Republic of Panama
5.200% 1/30/20		109,000	118,810
9.375% 4/1/29		108,000	149,040
Republic of Peru
8.375% 5/3/16		36,000	41,634
7.125% 3/30/19		73,000	88,184
Republic of Philippines
4.000% 1/15/21		273,000	283,238
Republic of Poland
6.375% 7/15/19		273,000	318,135
5.125% 4/21/21		91,000	98,249
Republic of Slovenia
4.700% 11/1/16§(b)	EUR	800,000	1,140,521
Republic of South Africa
6.500% 6/2/14		$537,000	548,411
6.875% 5/27/19		109,000	124,533
5.500% 3/9/20		109,000	116,085
Republic of Turkey
7.500% 7/14/17		364,000	408,135
3.250% 3/23/23		364,000	300,300

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Republic of Uruguay
8.000% 11/18/22		$91,000	$112,840
Spain Government Bond
4.400% 10/31/23	EUR	190,000	266,375
State of Israel
5.500% 11/9/16		$182,000	204,022
Svensk Exportkredit AB
1.750% 10/20/15		182,000	185,762
United Kingdom Gilt
1.750% 9/7/22 (m)	GBP	10,795	16,363
United Mexican States
(Zero Coupon), 6/12/14	MXN	60,676,000	457,562
(Zero Coupon), 6/26/14		128,000,000	968,786
5.625% 1/15/17		$92,000	102,810
3.625% 3/15/22		382,000	376,270
4.000% 10/2/23		449,000	443,612

			45,811,628

Municipal Bonds (2.4%)
California State University Trustees for Systemwide Refunding, Revenue Bonds,
Series 2005A, AMBAC 5.000% 11/1/30		110,000	113,893
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010GG 6.124% 6/15/42		180,000	191,668
City of New York Municipal Water Finance Authority, Water & Sewer System,
Revenue Bonds, Series 2011EE 5.375% 6/15/43		230,000	242,593
5.500% 6/15/43		270,000	287,612
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011B 4.075% 11/1/20		290,000	301,716
4.325% 11/1/21		470,000	493,557
4.525% 11/1/22		655,000	697,234
City of New York, General Obligation Bonds, Series 2010H-1
6.246% 6/1/35		1,960,000	2,086,067
County of Los Angeles Community College District, General Obligation Bonds,
Series 2001A, NATL 5.000% 8/1/27		400,000	424,564
County of Los Angeles Public Works Financing Authority, Revenue Bonds,
Series 2010-B 5.591% 8/1/20		1,340,000	1,436,172
5.841% 8/1/21		145,000	157,800
County of Los Angeles Unified School District, General Obligation Bonds,
Series 2007A-1, AGM 4.500% 7/1/22		545,000	589,423

County of San Diego Regional Airport Authority,
Revenue Bonds, Series 2010C 6.628% 7/1/40		$255,000	$274,161
Dallas Area Rapid Transit, Senior Lien, Revenue Bonds,
Series 2009B 6.249% 12/1/34		145,000	156,094
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds,
Series 2013A 2.995% 7/1/20		100,000	94,647
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds,
Series 2009B
6.875% 12/15/39		1,595,000	1,720,303
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F
7.414% 1/1/40		363,000	477,944
Northern California Power Agency, Lodi Energy Center, Revenue Bonds,
Series 2010B 7.311% 6/1/40		750,000	827,940
Regents of the University of California Medical Center, Revenue Bonds,
Series 2010H 5.235% 5/15/22		545,000	595,946
5.435% 5/15/23		715,000	783,204
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793% 4/1/30		1,485,000	1,750,384
State of California, Various Purposes, General Obligation Bonds,
Series 2009 5.950% 4/1/16		15,000	16,608
5.750% 3/1/17		36,000	40,622
6.200% 3/1/19		36,000	41,769
6.200% 10/1/19		36,000	41,958
7.550% 4/1/39		1,090,000	1,409,882
State of Illinois, General Obligation Bonds, Series 2010
4.421% 1/1/15		35,000	36,051
State of Illinois, General Obligation Bonds, Series 2011
4.961% 3/1/16		110,000	117,094
5.665% 3/1/18		110,000	119,788
State of Illinois, Revenue Bonds, Series 2009A
6.184% 1/1/34		363,000	410,135
State of Iowa IJOBS Program, Revenue Bonds, Series 2009B
6.750% 6/1/34		655,000	718,987

			16,655,816

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Supranational (1.2%)
African Development Bank
2.500% 3/15/16	$182,000	$189,575
Asian Development Bank
2.625% 2/9/15	182,000	186,618
2.500% 3/15/16	182,000	189,493
1.125% 3/15/17	128,000	128,584
1.750% 9/11/18	200,000	199,696
1.875% 10/23/18	91,000	91,202
1.375% 3/23/20	55,000	51,493
Corp. Andina de Fomento
3.750% 1/15/16	73,000	76,102
8.125% 6/4/19	91,000	111,475
Council of Europe Development Bank
2.625% 2/16/16	82,000	85,472
1.500% 6/19/17	91,000	91,627
1.000% 3/7/18	128,000	124,535
European Bank for Reconstruction & Development
1.625% 9/3/15	55,000	56,028
2.500% 3/15/16	146,000	151,959
1.375% 10/20/16	73,000	73,845
1.000% 2/16/17	109,000	108,856
0.750% 9/1/17	55,000	53,529
1.625% 4/10/18	100,000	98,695
1.000% 6/15/18	36,000	35,106
1.500% 3/16/20	55,000	52,121
European Investment Bank
1.000% 7/15/15	273,000	275,282
1.625% 9/1/15	273,000	278,102
4.875% 2/16/16	486,000	529,442
2.500% 5/16/16	546,000	568,681
0.500% 8/15/16	364,000	360,917
4.875% 1/17/17	182,000	202,964
1.125% 9/15/17	182,000	180,532
1.000% 12/15/17	164,000	161,015
1.000% 6/15/18	273,000	264,787
2.875% 9/15/20	182,000	183,976
4.000% 2/16/21	182,000	195,700
Inter-American Development Bank
1.375% 10/18/16	364,000	369,428
0.875% 11/15/16	200,000	200,146
4.250% 9/10/18	273,000	303,328
1.375% 7/15/20	182,000	169,464
International Bank for Reconstruction & Development
2.375% 5/26/15	364,000	374,269
2.125% 3/15/16	364,000	376,495
5.000% 4/1/16	55,000	60,455
0.500% 4/15/16	182,000	181,633
0.875% 4/17/17	182,000	181,350
2.125% 2/13/23	36,000	33,059
International Finance Corp.
1.000% 4/24/17	182,000	181,498
2.125% 11/17/17	182,000	187,303
0.875% 6/15/18	91,000	88,044
Nordic Investment Bank
2.500% 7/15/15	109,000	112,406
0.500% 4/14/16	100,000	99,663
5.000% 2/1/17	109,000	122,355

		8,398,305

U.S. Government Agencies (3.3%)
Federal Farm Credit Bank
0.450% 7/12/16	$182,000	$181,077
5.125% 8/25/16	250,000	278,429
4.875% 1/17/17	306,000	343,567
Federal Home Loan Bank
5.500% 8/13/14	2,000	2,066
0.250% 1/16/15	182,000	182,006
2.875% 6/12/15	729,000	755,776
1.630% 8/20/15	182,000	185,479
0.500% 11/20/15	130,000	130,311
5.625% 6/13/16	182,000	203,009
4.750% 12/16/16	182,000	203,095
0.625% 12/28/16	250,000	248,684
5.250% 6/5/17	492,000	557,583
1.000% 6/21/17	130,000	129,727
1.050% 7/26/17	360,000	358,402
5.000% 11/17/17	710,000	810,964
4.125% 3/13/20	546,000	595,373
Federal Home Loan Mortgage Corp.
0.800% 1/13/15	36,000	36,007
4.500% 1/15/15	364,000	380,057
2.875% 2/9/15	729,000	750,075
0.550% 2/27/15	182,000	182,106
0.300% 4/29/15	128,000	128,006
0.500% 8/28/15	273,000	273,124
0.420% 9/18/15	182,000	181,926
0.500% 9/25/15	437,000	437,964
4.750% 11/17/15	338,000	365,619
0.850% 2/24/16	182,000	182,114
5.500% 7/18/16	364,000	408,636
5.125% 10/18/16	205,000	229,671
2.250% 1/23/17	73,000	73,087
5.000% 2/16/17	273,000	307,181
1.000% 3/8/17	364,000	364,620
0.750% 1/12/18	182,000	177,078
0.875% 3/7/18	364,000	354,609
4.875% 6/13/18	546,000	621,788
3.750% 3/27/19	273,000	297,667
1.750% 5/30/19	273,000	269,242
2.000% 7/30/19	36,000	35,405
1.250% 10/2/19	273,000	258,812
2.500% 10/17/19	182,000	182,980
1.375% 5/1/20	182,000	170,814
2.375% 1/13/22	461,000	439,443
4.500% 2/15/44 TBA	800,000	844,250
5.000% 1/15/44 TBA	600,000	648,094
Federal National Mortgage Association
5.125% 1/2/14	220,000	220,044
0.550% 2/27/15	109,000	109,064
0.375% 3/16/15	364,000	364,399
0.500% 7/2/15	546,000	547,604
2.375% 7/28/15	546,000	563,456
2.150% 8/4/15	36,000	37,046
2.000% 9/21/15	73,000	75,066
1.875% 10/15/15	73,000	74,917
4.375% 10/15/15	364,000	389,842
1.625% 10/26/15	546,000	558,253
0.375% 12/21/15	182,000	181,938
0.550% 2/26/16	546,000	544,554
0.500% 5/20/16	300,000	299,341

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

1.375% 11/15/16	$364,000	$370,048
4.875% 12/15/16	747,000	835,291
5.375% 6/12/17	729,000	833,923
0.875% 8/28/17	364,000	359,591
1.125% 9/12/17	182,000	181,183
0.875% 10/26/17	364,000	358,104
0.900% 11/7/17	182,000	178,398
0.875% 12/20/17	273,000	267,720
1.000% 12/28/17	91,000	87,861
0.875% 2/8/18	364,000	355,513
1.200% 2/28/18	182,000	179,116
1.875% 9/18/18	200,000	201,065
1.750% 1/30/19	73,000	71,909
1.700% 10/4/19	109,000	105,275
1.500% 10/9/19	182,000	173,798
2.250% 10/17/22	91,000	82,997
2.200% 10/25/22	36,000	32,806
2.500% 3/27/23	364,000	335,117
3.329% 10/25/23 (l)	115,000	112,848
5.500% 1/25/44 TBA	100,000	110,023
Financing Corp.
10.700% 10/6/17	220,000	296,223
Resolution Funding Corp.
(Zero Coupon), 7/15/18 STRIPS.	27,000	24,921
(Zero Coupon), 10/15/18 STRIPS	27,000	24,678

		23,309,855

U.S. Treasuries (43.6%)
U.S. Treasury Bonds
11.250% 2/15/15	443,000	497,562
9.250% 2/15/16	978,000	1,159,236
7.500% 11/15/16	618,000	736,201
8.875% 8/15/17	1,496,000	1,908,802
8.500% 2/15/20	1,093,000	1,498,477
7.875% 2/15/21	182,000	247,634
2.000% 1/15/26 TIPS	1,113,502	1,231,950
2.375% 1/15/27 TIPS	797,692	918,404
1.750% 1/15/28 TIPS	3,960,884	4,237,776
2.500% 1/15/29 TIPS	1,135,860	1,333,448
3.875% 4/15/29 TIPS	582,040	797,214
0.750% 2/15/42 TIPS	382,214	306,960
2.750% 8/15/42	141,400	112,037
2.750% 11/15/42	12,700	10,041
0.625% 2/15/43 TIPS	2,147,118	1,649,442
3.125% 2/15/43#	6,303,400	5,396,794
2.875% 5/15/43	8,400	6,808
U.S. Treasury Notes
0.250% 1/15/15	729,000	729,598
0.250% 1/31/15	1,639,000	1,640,344
2.250% 1/31/15	1,457,000	1,489,441
0.250% 2/15/15	2,550,000	2,551,793
0.250% 2/28/15	1,548,000	1,548,957
0.375% 3/15/15	1,712,000	1,715,544
0.250% 3/31/15	1,530,000	1,530,837
0.375% 4/15/15	2,095,000	2,099,801
0.125% 4/30/15	1,275,000	1,273,506
2.500% 4/30/15	364,000	374,989
0.250% 5/15/15	1,275,000	1,275,797
0.250% 5/31/15	1,366,000	1,366,622

2.125% 5/31/15	$3,540,000	$3,634,216
0.375% 6/15/15	729,000	730,547
0.375% 6/30/15	2,281,000	2,285,722
1.875% 6/30/15	3,825,000	3,917,662
0.250% 7/15/15	2,186,000	2,186,085
0.250% 7/31/15	750,000	749,966
0.250% 8/15/15	1,822,000	1,821,288
0.375% 8/31/15	1,200,000	1,201,828
1.250% 8/31/15	1,822,000	1,850,967
0.250% 9/15/15	729,000	728,402
0.250% 9/30/15	2,000,000	1,998,190
0.250% 10/15/15	1,275,000	1,273,340
0.250% 10/31/15	1,000,000	998,594
1.250% 10/31/15	1,822,000	1,852,177
0.375% 11/15/15	2,186,000	2,187,281
4.500% 11/15/15	1,350,000	1,454,370
0.250% 11/30/15	925,000	923,151
1.375% 11/30/15	3,300,000	3,363,809
0.250% 12/15/15	1,275,000	1,272,145
0.250% 12/31/15	1,000,000	997,245
0.375% 1/15/16	3,695,800	3,694,260
0.375% 2/15/16	1,457,000	1,455,748
4.500% 2/15/16	1,822,000	1,979,574
2.625% 2/29/16	2,186,000	2,289,835
0.375% 3/15/16	364,000	363,441
2.375% 3/31/16	2,186,000	2,280,214
0.250% 4/15/16	729,000	725,137
2.625% 4/30/16	911,000	955,684
0.250% 5/15/16	1,202,000	1,194,613
5.125% 5/15/16	396,000	438,843
1.750% 5/31/16	1,822,000	1,874,762
3.250% 5/31/16	1,093,000	1,163,974
0.500% 6/15/16	2,000,000	1,997,865
0.625% 7/15/16	1,607,600	1,609,505
1.500% 7/31/16	2,915,000	2,981,536
0.875% 9/15/16	1,000,000	1,005,951
1.000% 9/30/16	1,457,000	1,469,483
3.000% 9/30/16	1,822,000	1,936,445
0.625% 10/15/16	2,000,000	1,996,276
3.125% 10/31/16	1,822,000	1,944,202
0.625% 11/15/16	500,000	498,483
0.625% 12/15/16	1,000,000	995,925
0.875% 12/31/16	1,822,000	1,826,009
0.875% 1/31/17	729,000	729,693
3.125% 1/31/17	1,822,000	1,947,832
0.875% 2/28/17	1,822,000	1,821,763
1.000% 3/31/17	2,550,000	2,555,578
3.125% 4/30/17	1,457,000	1,559,768
4.500% 5/15/17	1,275,000	1,422,804
2.750% 5/31/17	2,186,000	2,314,371
0.500% 7/31/17	2,186,000	2,140,060
4.750% 8/15/17	1,161,000	1,311,673
0.625% 8/31/17	1,822,000	1,787,861
1.875% 8/31/17	2,004,000	2,057,153
0.625% 9/30/17	911,000	892,033
1.875% 9/30/17	1,275,000	1,307,572
0.750% 10/31/17	1,457,000	1,430,592
1.875% 10/31/17	1,822,000	1,867,526
4.250% 11/15/17	419,000	466,498
0.625% 11/30/17	1,457,000	1,420,575
0.750% 12/31/17	1,457,000	1,424,673

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

2.750% 12/31/17		$1,275,000	$1,347,499
0.875% 1/31/18		1,457,000	1,429,226
3.500% 2/15/18		1,093,000	1,186,631
0.750% 2/28/18		729,000	709,797
0.750% 3/31/18		911,000	885,117
0.625% 4/30/18		729,000	703,020
2.625% 4/30/18		455,000	477,590
1.000% 5/31/18		1,093,000	1,069,148
2.375% 5/31/18		729,000	756,698
1.375% 6/30/18		4,812,000	4,775,283
1.375% 7/31/18		5,200,000	5,153,688
2.250% 7/31/18		364,000	375,247
4.000% 8/15/18		656,000	727,579
1.500% 8/31/18		63,200,000	62,875,771
1.375% 9/30/18		1,202,000	1,187,304
1.250% 10/31/18		2,000,000	1,960,833
3.750% 11/15/18		1,457,000	1,598,906
1.250% 11/30/18		1,325,000	1,296,619
1.375% 12/31/18		1,093,000	1,074,769
1.500% 12/31/18		840,000	830,390
1.250% 1/31/19		729,000	710,927
2.750% 2/15/19		1,822,000	1,909,091
1.500% 3/31/19		1,450,000	1,425,890
1.250% 4/30/19		546,000	528,980
1.000% 6/30/19		1,093,000	1,039,332
1.000% 8/31/19		729,000	689,437
1.000% 9/30/19		1,093,000	1,031,860
1.250% 10/31/19		1,093,000	1,045,437
3.375% 11/15/19		2,131,000	2,292,323
1.000% 11/30/19		3,206,400	3,012,680
1.125% 12/31/19		1,093,000	1,032,373
1.375% 1/31/20		1,093,000	1,045,452
3.625% 2/15/20		3,461,000	3,767,172
1.250% 2/29/20		1,093,000	1,034,621
1.125% 3/31/20		729,000	683,096
1.125% 4/30/20		364,000	340,188
3.500% 5/15/20		2,550,000	2,751,111
1.875% 6/30/20		110,000	107,326
2.625% 8/15/20		2,929,000	2,988,571
2.125% 8/31/20		1,000,000	987,240
2.000% 9/30/20		2,850,000	2,785,912
1.750% 10/31/20		8,100,000	7,771,043
2.625% 11/15/20		1,822,000	1,851,631
2.000% 11/30/20		1,670,000	1,625,728
2.375% 12/31/20		1,000,000	995,943
3.125% 5/15/21		2,847,000	2,967,775
2.125% 8/15/21		2,004,000	1,941,323
2.000% 11/15/21		1,275,000	1,216,911
2.000% 2/15/22		2,004,000	1,901,739
1.750% 5/15/22		1,457,000	1,347,251
1.625% 8/15/22		2,073,300	1,883,598
1.625% 11/15/22		6,247,900	5,639,299
0.125% 1/15/23 TIPS		224,923	212,384
2.000% 2/15/23		3,758,600	3,486,689
1.750% 5/15/23		4,074,400	3,672,318
0.375% 7/15/23 TIPS		1,329,717	1,281,913
2.500% 8/15/23		1,750,000	1,680,547
2.750% 11/15/23		3,030,000	2,964,113
3.750% 11/15/43		1,670,000	1,614,159

			305,893,288

Total Government Securities			530,520,836

Total Long-Term Debt Securities (108.9%)
(Cost $769,927,159)			764,624,022

	Number of Shares		Value (Note 1)

CONVERTIBLE PREFERRED STOCK:
Financials (0.3%)
Commercial Banks (0.3%)
Wells Fargo & Co. 7.500%		2,000	$2,210,000

Total Convertible Preferred Stocks (0.3%)
(Cost $2,000,000)			2,210,000

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.9%)
Banco do Brasil S.A. 2.52%, 2/14/14 (p)		$3,843,055	3,843,263
0.59%, 3/27/14 (p)		2,483,483	2,479,981

Total Certificate of Deposit			6,323,244

Government Securities (0.2%)
U.S. Treasury Bills
0.02%, 2/6/14 (p)		1,000,000	999,981
United Mexican States Bills
0.00%, 1/16/14	MXN	4,324,000	33,064
0.00%, 3/27/14		92,000,000	699,134

Total Government Securities			1,732,179

Total Short-Term Investments (1.1%)
(Cost $8,054,835)			8,055,423

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Call Option Purchased (0.0%)
Eurodollar December 2014 @ $99.75*		377	18,850

Put Option Purchased (0.0%)
Eurodollar 2 Year Mid Curve March 2014 @ $98.75*		49	33,075

Total Options Purchased (0.0%) (Cost $47,799)			51,925

Total Investments Before Options Written and Securities Sold Short (110.3%)
(Cost $780,029,793)			774,941,370

OPTIONS WRITTEN:
Put Options Written (0.0%)
Eurodollar December 2014 @ $99.00*		(377)	(37,700)
Eurodollar 2 Year Mid Curve March 2014 @ $98.25*		(49)	(7,963)

			(45,663)

Total Options Written (0.0%) (Premiums Received $44,304)			(45,663)

Total Investments Before Securities Sold Short (110.3%)
(Cost $779,985,489)			774,895,707

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

SECURITIES SOLD SHORT:
Agency CMO (-4.0%)
Federal Home Loan Mortgage Corp.
3.000%, 1/15/43 TBA	$(600,000)	$(568,453)
Federal National Mortgage Association
4.000%, 1/25/29 TBA	(500,000)	(529,453)
2.500%, 1/25/29 TBA	(600,000)	(593,813)
6.500%, 1/25/44 TBA	(400,000)	(448,000)
4.500%, 2/25/44 TBA	(500,000)	(528,594)
6.000%, 2/25/44 TBA	(1,000,000)	(1,109,531)
4.000%, 1/25/44 TBA	(5,000,000)	(5,152,344)
4.500%, 1/25/44 TBA	(14,000,000)	(14,846,563)
5.000%, 1/25/44 TBA	(1,000,000)	(1,086,719)
3.500%, 2/25/44 TBA (z)	(300,000)	(297,340)
5.000%, 2/25/44 TBA	(700,000)	(758,242)
Government National Mortgage Association
4.000%, 1/15/42 TBA	(900,000)	(936,562)
4.500%, 1/15/42 TBA	(1,000,000)	(1,068,750)
4.000%, 1/15/43 TBA	(400,000)	(415,688)

Total Securities Sold Short (-4.0%) (Proceeds Received $28,474,934)		(28,340,052)

Total Investments after Options Written and Securities Sold Short (106.3%) (Cost $751,510,555)		746,555,655
Other Assets Less Liabilities (-6.3%)		(44,334,391)

Net Assets (100%)		$702,221,264

*	Non-income producing.
†	Securities (totaling $976 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $47,428,382 or 6.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $184,077.
(b)	Illiquid security.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $4,745,511 or 0.7% of net assets.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1.

Glossary:
ABS	—	Asset-Backed Security
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AUD	—	Australian Dollar
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
GBP	—	British Pound
IO	—	Interest Only
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NATL	—	Insured by National Public Finance Guarantee Corp.
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Notes	31	March-14	$6,824,171	$6,814,187	$(9,984)
U.S. Long Bond	27	March-14	3,517,393	3,464,438	(52,955)

					$(62,939)

Sales
10 Year U.S. Treasury Notes	92	March-14	$11,544,138	$11,320,312	$223,826
5 Year U.S. Treasury Notes	30	March-14	3,596,581	3,579,375	17,206
90 Day Eurodollar	6	December-15	1,485,741	1,483,125	2,616
Euro-Bund	44	March-14	8,514,612	8,424,072	90,540
U.S. Long Bond	58	March-14	7,602,420	7,442,125	160,295
U.S. Ultra Bond	33	March-14	4,570,921	4,496,250	74,671

					$569,154

					$506,215

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	28,732	$25,649,754	$25,464,396	$185,358
European Union Euro vs. U.S. Dollar, expiring 1/22/14	BNP Paribas	362	497,998	497,833	165

					$185,523

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	Citibank N.A.	28,732	$26,221,340	$25,649,754	$571,586
Australian Dollar vs. U.S. Dollar, expiring 2/4/14	Bank of America	28,732	25,415,321	25,599,637	(184,316)
Canadian Dollar vs. U.S. Dollar, expiring 3/20/14	Citibank N.A.	1,450	1,366,230	1,362,492	3,738
European Union Euro vs. U.S. Dollar, expiring 1/22/14	Barclays Bank plc	791	1,068,146	1,088,167	(20,021)
European Union Euro vs. U.S. Dollar, expiring 3/13/14	Citibank N.A.	2,931	4,040,267	4,032,088	8,179
Mexican Peso vs. U.S. Dollar, expiring 6/12/14	Goldman Sachs & Co.	6,398	487,612	483,859	3,753
Mexican Peso vs. U.S. Dollar, expiring 6/26/14	Morgan Stanley	21,703	1,650,636	1,639,566	11,070

					$393,989

					$579,512

Options Written:

Options written for the year ended December 31, 2013 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2013	—	$—
Options Written	1,709	467,083
Options Terminated in Closing Purchase Transactions	(1,283)	(422,779)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding - December 31, 2013	426	$44,304

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed and Mortgage- Backed Securities
Asset-Backed Securities	$—	$18,937,149	$976		$18,938,125
Non-Agency CMO	—	36,081,489	454,524		36,536,013
Convertible Preferred Stocks
Financials	2,210,000	—	—		2,210,000
Corporate Bonds
Consumer Discretionary	—	8,271,496	—		8,271,496
Consumer Staples	—	10,931,981	—		10,931,981
Energy	—	16,021,565	—		16,021,565
Financials	—	89,125,363	—	†	89,125,363
Health Care	—	12,636,759	—		12,636,759
Industrials	—	7,143,706	—		7,143,706
Information Technology	—	8,714,463	—		8,714,463
Materials	—	6,588,375	—		6,588,375
Telecommunication Services	—	10,299,391	—		10,299,391
Utilities	—	8,895,949	—		8,895,949
Forward Currency Contracts	—	783,849	—		783,849
Futures	569,154	—	—		569,154
Government Securities
Agency ABS	—	3,079,675	—		3,079,675
Agency CMO	—	127,372,269	—		127,372,269
Foreign Governments	—	45,811,628	—		45,811,628
Municipal Bonds	—	16,655,816	—		16,655,816
Supranational	—	8,398,305	—		8,398,305
U.S. Government Agencies	—	23,309,855	—		23,309,855
U.S. Treasuries	—	305,893,288	—		305,893,288
Options Purchased
Call Options Purchased	18,850	—	—		18,850
Put Options Purchased	33,075	—	—		33,075
Short-Term Investments	—	8,055,423	—		8,055,423

Total Assets	$2,831,079	$773,007,794	$455,500		$776,294,373

Liabilities:
Forward Currency Contracts	$—	$(204,337)	$—		$(204,337)
Futures	(62,939)	—	—		(62,939)
Government Securities
Agency CMO	—	(28,340,052)	—		(28,340,052)
Options Written
Put Options Written	(45,663)	—	—		(45,663)

Total Liabilities	$(108,602)	$(28,544,389)	$—		$(28,652,991)

Total	$2,722,477	$744,463,405	$455,500		$747,641,382

†	Value is zero.

(a)	Securities with a market value of $604,630 transferred from Level 3 to Level 2 during the year ended December 31,2013 due to the securities being currently priced by a third party pricing vendor.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$621,079	*
Foreign exchange contracts	Receivables	783,849
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,404,928

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized
	depreciation	$(108,602	)*
Foreign exchange contracts	Payables	(204,337)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized
	depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(312,939)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$279,196	$4,918,107	$—	$—	$5,197,303
Foreign exchange contracts	—	—	1,351,129	—	1,351,129
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$279,196	$4,918,107	$1,351,129	$—	$6,548,432

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(5,214)	$187,966	$—	$—	$182,752
Foreign exchange contracts	—	—	878,051	—	878,051
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(5,214)	$187,966	$878,051	$—	$1,060,803

^ This Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $119,670,000, and options and futures contracts with an average notional balance of approximately $122,000 and $173,466,000, respectively, during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$185,358		$(184,316)	$—	$1,042
BNP Paribas	165		—	—	165
Citibank N.A.	583,503		—	—	583,503
Goldman Sachs & Co.	3,753		—	—	3,753
Morgan Stanley	11,070		—	—	11,070
Exchange Traded Futures & Options Contracts (b)	621,079	(c)	—	—	621,079

	$1,404,928		$(184,316)	$—	$1,220,612

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$184,316		$(184,316)	$—	$—
Barclays Bank plc	20,021		—	—	20,021
Exchange Traded Futures & Options Contracts (b)	108,602	(c)	—	—	108,602

	$312,939		$(184,316)	$—	$128,623

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,300,577,780
Long-term U.S. government debt securities	1,209,476,580

$6,510,054,360

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,600,264,737
Long-term U.S. government debt securities	1,215,204,055

$6,815,468,792

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,364,454
Aggregate gross unrealized depreciation	(23,894,635)

Net unrealized depreciation	$(5,530,181)

Federal income tax cost of investments	$780,471,551

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $780,029,793)	$774,941,370
Cash	6,230,215
Foreign cash (Cost $219,039)	220,280
Cash held as collateral at broker	372,000
Receivable for forward commitments	78,928,910
Dividends, interest and other receivables	4,850,005
Receivable for securities sold	1,645,155
Receivable for sale-buyback financing transactions	1,510,531
Unrealized appreciation on forward foreign currency contracts	783,849
Receivable from Separate Accounts for Trust shares sold	143,799
Due from broker for futures variation margin	61,674
Other assets	5,605

Total assets	869,693,393

LIABILITIES
Payable for forward commitments	128,265,340
Securities sold short (Proceeds received $28,474,934)	28,340,052
Payable for securities purchased	4,920,908
Payable for sale-buyback financing transactions.	3,054,730
Payable to Separate Accounts for Trust shares redeemed	1,050,801
Payable for return of cash collateral on forward commitments	615,000
Investment management fees payable	329,997
Unrealized depreciation on forward foreign currency contracts	204,337
Administrative fees payable	122,500
Distribution fees payable - Class B	62,106
Options written, at value (Premiums received $44,304)	45,663
Trustees’ fees payable	42,298
Distribution fees payable - Class A	7,743
Other liabilities	247,472
Accrued expenses	163,182

Total liabilities	167,472,129

NET ASSETS	$702,221,264

Net assets were comprised of:
Paid in capital	$720,473,837
Accumulated undistributed net investment income (loss)	930,944
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(15,292,114)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(3,891,403)

Net assets	$702,221,264

Class A
Net asset value, offering and redemption price per share, $37,566,304 / 3,805,313 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.87

Class B
Net asset value, offering and redemption price per share, $291,698,951 / 29,482,122 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.89

Class K
Net asset value, offering and redemption price per share, $372,956,009 / 37,775,661 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$36,886,847
Dividends	262,300

Total income	37,149,147

EXPENSES
Investment management fees	8,028,324
Distribution fees - Class B	2,651,227
Administrative fees	2,254,265
Printing and mailing expenses	191,957
Custodian fees	177,500
Professional fees	101,651
Interest expense	99,143
Distribution fees - Class A	95,607
Trustees’ fees	37,706
Miscellaneous	82,547

Total expenses	13,719,927

NET INVESTMENT INCOME (LOSS)	23,429,220

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	20,623,979
Futures	4,918,107
Foreign currency transactions	2,257,494
Options written	84,894
Securities sold short	1,229,757

Net realized gain (loss)	29,114,231

Change in unrealized appreciation (depreciation) on:
Investments	(97,255,211)
Futures	187,966
Foreign currency translations	852,859
Options written	(1,359)
Securities sold short	151,529

Net change in unrealized appreciation (depreciation)	(96,064,216)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(66,949,985)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,520,765)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,429,220	$38,554,969
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	29,114,231	65,707,572
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(96,064,216)	9,670,932

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(43,520,765)	113,933,473

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(583,540)	(885,943)
Class B	(16,209,460)	(33,873,146)
Class K	(6,822,629)	(10,027,620)

	(23,615,629)	(44,786,709)

Distributions from net realized capital gains
Class A	(99,729)	(2,019,975)
Class B	(777,785)	(80,138,257)
Class K	(1,048,369)	(17,683,787)

	(1,925,883)	(99,842,019)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,541,512)	(144,628,728)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 625,663 and 587,138 shares, respectively ]	6,296,054	6,241,327
Capital shares issued in reinvestment of dividends and distributions [ 68,132 and 278,806 shares, respectively ]	683,269	2,905,918
Capital shares repurchased [ (969,640) and (786,991) shares, respectively ]	(9,799,676)	(8,310,613)

Total Class A transactions	(2,820,353)	836,632

Class B
Capital shares sold [ 14,254,119 and 40,462,307 shares, respectively ]	145,274,207	429,425,805
Capital shares issued in reinvestment of dividends and distributions [ 1,676,522 and 10,923,779 shares, respectively ]	16,987,245	114,011,403
Capital shares repurchased [ (35,500,361) and (25,671,893) shares, respectively ]	(361,630,662)	(272,133,380)
Capital shares repurchased in-kind (Note 10)[ (123,318,096) and 0 shares, respectively ]	(1,233,559,078)	—

Total Class B transactions	(1,432,928,288)	271,303,828

Class K
Capital shares sold [ 6,507,127 and 3,288,228 shares, respectively ]	65,701,610	34,728,605
Capital shares issued in reinvestment of dividends and distributions [ 784,690 and 2,656,002 shares, respectively ]	7,870,998	27,711,407
Capital shares repurchased [ (6,154,929) and (96,290,582) shares, respectively ]	(61,933,454)	(1,009,828,974)

Total Class K transactions	11,639,154	(947,388,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,424,109,487)	(675,248,502)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,493,171,764)	(705,943,757)
NET ASSETS:
Beginning of year	2,195,393,028	2,901,336,785

End of year (a)	$702,221,264	$2,195,393,028

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$930,944	$(1,493,491)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.29	$10.44	$10.48	$10.27	$9.86

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.19 (e)	0.24 (e)	0.30 (e)	0.36 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.38)	0.38	0.39	0.37	0.46

Total from investment operations	(0.23)	0.57	0.63	0.67	0.82

Less distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.30)	(0.32)	(0.38)
Distributions from net realized gains	(0.03)	(0.50)	(0.37)	(0.14)	(0.03)

Total dividends and distributions	(0.19)	(0.72)	(0.67)	(0.46)	(0.41)

Net asset value, end of year	$9.87	$10.29	$10.44	$10.48	$10.27

Total return	(2.33)%	5.50%	6.10%	6.60%	8.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,566	$41,985	$41,783	$2,826,132	$2,796,284
Ratio of expenses to average net assets:	1.00%	0.98%	0.69%	0.69%	0.71%
Ratio of net investment income (loss) to average net assets:	1.52%	1.77%	2.28%	2.80%	3.51%
Portfolio turnover rate	410%	376%	384%	492%	623%

	Year Ended December 31,
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.31	$10.46	$10.50	$10.29	$9.88

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.19 (e)	0.23 (e)	0.27 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.38)	0.38	0.37	0.38	0.47

Total from investment operations	(0.23)	0.57	0.60	0.65	0.80

Less distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.27)	(0.30)	(0.36)
Distributions from net realized gains	(0.03)	(0.50)	(0.37)	(0.14)	(0.03)

Total dividends and distributions	(0.19)	(0.72)	(0.64)	(0.44)	(0.39)

Net asset value, end of year	$9.89	$10.31	$10.46	$10.50	$10.29

Total return	(2.31)%	5.50%	5.83%	6.33%	8.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$291,699	$1,776,443	$1,533,747	$1,388,875	$1,252,270
Ratio of expenses to average net assets:	1.00%	0.98%	0.94%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets:	1.52%	1.76%	2.19%	2.55%	3.25%
Portfolio turnover rate	410%	376%	384%	492%	623%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.29	$10.44	$10.81

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.22 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.39)	0.38	0.02

Total from investment operations	(0.21)	0.60	0.13

Less distributions:
Dividends from net investment income	(0.18)	(0.25)	(0.13)
Distributions from net realized gains	(0.03)	(0.50)	(0.37)

Total dividends and distributions	(0.21)	(0.75)	(0.50)

Net asset value, end of period	$9.87	$10.29	$10.44

Total return (b)	(2.08)%	5.76%	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$372,956	$376,965	$1,325,807
Ratio of expenses to average net assets (a):	0.75%	0.72%	0.69%
Ratio of net investment income (loss) to average net assets (a):	1.77%	2.06%	2.78%
Portfolio turnover rate	410%	376%	384%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC
➢	EARNEST Partners, LLC
➢	J.P. Morgan Investment Management Inc.
➢	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	18.18%	9.83%	5.05%
Portfolio – Class B Shares*	18.10	9.66	4.84
Portfolio – Class K Shares**	18.48	N/A	12.78
MSCI EAFE Index	22.78	12.44	6.91
40% DJ Euro STOXX 50/
25% FTSE 100/25% TOPIX/10% S&P/ASX 200	23.45	11.29	N/A
Volatility Managed Index – International	22.66	11.27	8.23
Volatility Managed Index – International Proxy	23.67	10.88	N/A
* Date of inception 12/31/01. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 18.18% for the year ended December 31, 2013. The Portfolio’s benchmarks, the MSCI EAFE Index, returned 22.78%, the 40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 index returned 23.45%, and the Volatility Managed Index — International returned 22.66%, the Volatility Managed Index — International Proxy returned 23.67% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Materials was the weakest-performing sector of the benchmark and the Portfolio benefited from a relative underweight position in the sector.

•	Stock selection was strongest in the Energy sector, led by a position in Core Laboratories N.V.

•	Information Technology sector holdings Yandex N.V., ARM Holdings plc, MasterCard, Inc. and Amadeus IT Holding S.A. all added to relative performance.

•	Sector-wise, underweight allocations in Utilities and Consumer Staples aided returns.

•

In the Consumer Discretionary sector, Rakuten Inc., a Japan-based e-commerce company, posted a strong return as consumer spending improved. South African based Naspers Limited also added to relative returns.

What hurt performance during the year:

•	Stock selection in Financials was the leading detractor from relative performance. In the sector, India based YES Bank Ltd. was a notable detractor.

•

From a sector allocation perspective, the Portfolio’s performance was hampered by having an underweight allocation to the Telecommunication Services sector, as it was the strongest-performing sector of the benchmark.

•	Stock selection in the Industrials and Consumer Discretionary sectors also detracted from performance.

•	Another notable individual detractor was Samsung Electronics, which was not a benchmark component, and relative underweight allocations to Softbank Corp. and Vodafone Group.

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	16.9%
Consumer Discretionary	13.2
Industrials	9.4
Health Care	8.9
Information Technology	8.5
Energy	7.4
Consumer Staples	6.4
Materials	5.8
Telecommunication Services	2.4
Utilities	1.2
Exchange Traded Funds	0.2
Cash and Other	19.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,161.50	$7.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.62
Class B
Actual	1,000.00	1,161.78	7.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.62
Class K
Actual	1,000.00	1,163.33	5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.30%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.2%)
MercadoLibre, Inc.	5,323	$573,766

Australia (3.1%)
AGL Energy Ltd.	4,677	62,767
ALS Ltd.	3,778	29,719
Alumina Ltd.*	23,455	23,351
Amcor Ltd.	10,554	99,420
AMP Ltd.	25,757	100,963
APA Group	6,581	35,257
Asciano Ltd.	7,632	39,252
ASX Ltd.	1,581	51,893
Aurizon Holdings Ltd.	17,277	75,282
Australia & New Zealand Banking Group Ltd.	24,028	691,482
Bank of Queensland Ltd.	2,434	26,428
Bendigo and Adelaide Bank Ltd.	3,990	41,861
BHP Billiton Ltd.	53,554	1,816,620
BHP Billiton Ltd. (ADR)	16,062	1,095,428
Boral Ltd. (b)	7,581	32,289
Brambles Ltd.	13,623	111,300
Caltex Australia Ltd.	1,314	23,524
CFS Retail Property Trust Group (REIT)	20,372	35,380
Coca-Cola Amatil Ltd.	4,721	50,711
Cochlear Ltd.	530	27,883
Commonwealth Bank of Australia	14,116	980,605
Computershare Ltd.	4,643	47,178
Crown Resorts Ltd.	3,801	57,187
CSL Ltd.	4,305	265,078
Dexus Property Group (REIT)	37,629	33,767
Echo Entertainment Group Ltd.	7,243	15,910
Federation Centres Ltd. (REIT)	14,183	29,634
Flight Centre Travel Group Ltd.	584	24,795
Fortescue Metals Group Ltd.	13,057	67,853
Goodman Group (REIT)	14,416	60,885
GPT Group (REIT)	13,986	42,460
Harvey Norman Holdings Ltd.	5,804	16,376
Iluka Resources Ltd.	3,850	29,667
Incitec Pivot Ltd.	15,770	37,737
Insurance Australia Group Ltd.	18,183	94,491
Leighton Holdings Ltd.	1,510	21,721
Lend Lease Group	4,267	42,443
Macquarie Group Ltd.	2,525	123,917
Metcash Ltd.	8,915	25,154
Mirvac Group (REIT)	30,290	45,437
National Australia Bank Ltd.	20,517	638,073
Newcrest Mining Ltd.	6,569	45,751
Orica Ltd.	3,035	64,659
Origin Energy Ltd.	9,606	120,681
Qantas Airways Ltd.*	9,940	9,719
QBE Insurance Group Ltd.	10,500	107,911
Ramsay Health Care Ltd.	1,200	46,352
REA Group Ltd.	348	11,733
Rio Tinto Ltd.	10,776	656,021
Santos Ltd.	8,457	110,475
Seek Ltd.	3,069	36,748
Sonic Healthcare Ltd.	3,562	52,733
SP AusNet	16,117	17,917
Stockland Corp., Ltd. (REIT)	21,500	69,302
Suncorp Group Ltd.	11,257	131,673

Sydney Airport	8,967	$30,425
Tabcorp Holdings Ltd.	6,766	21,930
Tatts Group Ltd.	10,563	29,238
Telstra Corp., Ltd.	38,112	178,659
Toll Holdings Ltd.	5,143	26,084
Transurban Group	12,050	73,595
Treasury Wine Estates Ltd.	6,195	26,662
Wesfarmers Ltd.	8,703	342,231
Westfield Group (REIT)	18,242	164,349
Westfield Retail Trust (REIT)	26,412	70,042
Westpac Banking Corp.	27,179	785,802
Woodside Petroleum Ltd.	5,769	200,379
Woolworths Ltd.	10,905	329,600
WorleyParsons Ltd.	1,998	29,615

		10,961,464

Austria (1.0%)
Andritz AG	578	36,251
Conwert Immobilien Invest SE*	45,537	584,417
Erste Group Bank AG	32,888	1,146,031
Immofinanz AG*	7,346	34,037
OMV AG	1,237	59,204
Raiffeisen Bank International AG	441	15,543
Schoeller-Bleckmann Oilfield Equipment AG	13,247	1,468,117
Telekom Austria AG	1,808	13,690
Vienna Insurance Group AG Wiener Versicherung Gruppe	350	17,442
Voestalpine AG	921	44,257

		3,418,989

Belgium (0.6%)
Ageas	2,009	85,539
Anheuser-Busch InBev N.V.	13,418	1,426,153
Belgacom S.A.	1,410	41,714
Colruyt S.A.	601	33,551
Delhaize Group S.A.	957	56,875
Groupe Bruxelles Lambert S.A.	671	61,598
KBC Groep N.V.	2,128	120,759
Solvay S.A.	514	81,318
Telenet Group Holding N.V.	502	29,955
UCB S.A.	905	67,405
Umicore S.A.	903	42,181

		2,047,048

Bermuda (0.5%)
Everest Reinsurance Group Ltd.	10,267	1,600,317
Seadrill Ltd.	3,285	134,102

		1,734,419

Brazil (0.6%)
Banco Bradesco S.A. (ADR)	49,589	621,350
Banco do Brasil S.A.	71,200	736,370
BR Malls Participacoes S.A.	89,700	648,250

		2,005,970

Canada (2.3%)
Canadian Pacific Railway Ltd.	16,354	2,473,307
Dollarama, Inc.	8,024	666,319
Imax Corp.*	22,722	669,845
Lululemon Athletica, Inc.*	32,483	1,917,471

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Rogers Communications, Inc., Class B	14,241	$644,405
Suncor Energy, Inc.	52,680	1,846,837

		8,218,184

China (2.5%)
Anhui Conch Cement Co., Ltd., Class H	248,500	921,344
Anton Oilfield Services Group/ Hong Kong	48,000	29,217
China Construction Bank Corp., Class H	524,000	395,316
China Oilfield Services Ltd., Class H	539,500	1,673,262
China Shipping Container Lines Co., Ltd., Class H*	2,047,000	533,245
CNOOC Ltd.	237,000	440,728
Daphne International Holdings Ltd.	718,000	323,152
Industrial & Commercial Bank of China Ltd., Class H	1,394,135	942,093
Mindray Medical International Ltd. (ADR)	25,335	921,181
Ping An Insurance Group Co. of China Ltd., Class H	38,500	344,818
Qunar Cayman Islands Ltd. (ADR)*	23,099	612,817
Weichai Power Co., Ltd., Class H	262,080	1,056,188
Yangzijiang Shipbuilding Holdings Ltd.	16,182	15,195
Youku Tudou, Inc. (ADR)*	25,991	787,527

		8,996,083

Colombia (0.2%)
Bancolombia S.A. (ADR)	14,406	706,182

Czech Republic (0.2%)
Komercni Banka A/S	2,981	663,617

Denmark (0.5%)
A. P. Moller - Maersk A/S, Class A	4	41,234
A. P. Moller - Maersk A/S, Class B	11	119,377
Carlsberg A/S, Class B	936	103,564
Coloplast A/S, Class B	933	61,767
Danske Bank A/S*	5,736	131,586
DSV A/S	1,443	47,313
Novo Nordisk A/S, Class B	5,357	981,948
Novozymes A/S, Class B	1,962	82,818
TDC A/S	6,880	66,735
Tryg A/S	223	21,569
William Demant Holding A/S*	233	22,643

		1,680,554

Finland (0.3%)
Elisa Oyj	1,419	37,598
Fortum Oyj	3,884	88,858
Kone Oyj, Class B	2,726	123,005
Metso Oyj	1,241	52,959
Neste Oil Oyj	1,168	23,090
Nokia Oyj*	32,778	262,440
Nokian Renkaat Oyj	1,053	50,513

Orion Oyj, Class B	887	$24,917
Pohjola Bank plc, Class A	1,307	26,287
Sampo Oyj, Class A	3,667	180,196
Stora Enso Oyj, Class R	4,992	50,098
UPM-Kymmene Oyj	4,422	74,704
Wartsila Oyj	1,523	74,945

		1,069,610

France (5.3%)
Accor S.A.	11,715	552,790
Aeroports de Paris S.A.	284	32,233
Air Liquide S.A.	2,729	385,941
Airbus Group N.V.	5,094	391,106
Alcatel-Lucent*	23,253	104,221
Alstom S.A.	1,798	65,486
Arkema S.A.	524	61,122
AtoS	562	50,865
AXA S.A.‡	15,703	436,589
BNP Paribas S.A.	14,714	1,146,712
Bouygues S.A.	1,540	58,091
Bureau Veritas S.A.	1,845	53,923
Cap Gemini S.A.	1,199	81,038
Carrefour S.A.	5,276	209,109
Casino Guichard Perrachon S.A.	539	62,116
CGG S.A.*	1,486	25,717
Christian Dior S.A.	477	90,130
Cie de Saint-Gobain S.A.	3,486	191,708
Cie Generale des Etablissements Michelin	1,598	169,824
CNP Assurances S.A.	1,397	28,636
Credit Agricole S.A.*	8,738	111,854
Criteo S.A. (ADR)*	7,492	256,226
Danone S.A.	5,006	360,315
Dassault Systemes S.A.	532	66,037
Edenred	1,647	55,126
EDF S.A.	2,255	79,680
Essilor International S.A.	4,729	502,759
Eurazeo S.A.	270	21,165
Eutelsat Communications S.A.	1,400	43,652
Fonciere des Regions (REIT)	287	24,775
GDF Suez S.A.	11,617	273,204
Gecina S.A. (REIT)	211	27,875
Groupe Eurotunnel S.A. (Registered)	5,257	55,253
Groupe Fnac*	92	3,017
ICADE (REIT)	345	32,117
Iliad S.A.	212	43,426
Imerys S.A.	4,306	374,441
J.C. Decaux S.A.	594	24,490
Kering	2,849	602,211
Klepierre S.A. (REIT)	975	45,182
Lafarge S.A.	6,902	517,197
Lagardere S.C.A.	1,020	37,915
Legrand S.A.	2,236	123,227
L’Oreal S.A.	2,117	371,908
LVMH Moet Hennessy Louis Vuitton S.A.	4,918	897,131
Natixis S.A.	7,300	42,922
Orange S.A.	16,229	200,936
Pernod-Ricard S.A.	5,013	571,090
Publicis Groupe S.A.	1,562	142,920

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Remy Cointreau S.A.	11,001	$923,027
Renault S.A.	1,682	135,249
Rexel S.A.	1,661	43,587
Safran S.A.	2,316	160,931
Sanofi S.A.	17,984	1,907,994
Schneider Electric S.A.	11,264	982,439
SCOR SE	1,231	44,988
Societe BIC S.A.	290	35,531
Societe Generale S.A.	24,356	1,414,647
Sodexo S.A.	812	82,261
Suez Environnement Co. S.A.	2,227	39,905
Technip S.A.	6,469	621,712
Thales S.A.	732	47,128
Total S.A.	18,732	1,147,521
Unibail-Rodamco SE (REIT)	846	216,766
Valeo S.A.	620	68,602
Vallourec S.A.	854	46,524
Veolia Environnement S.A.	3,088	50,362
Vinci S.A.	4,059	266,467
Vivendi S.A.	10,438	275,057
Wendel S.A.	258	37,605
Zodiac Aerospace	270	47,823

		18,701,534

Germany (5.7%)
Adidas AG	13,898	1,771,229
Allianz SE (Registered)	7,937	1,423,283
Axel Springer SE	356	22,871
BASF SE	8,043	857,408
Bayer AG (Registered)	12,114	1,699,020
Bayerische Motoren Werke (BMW) AG	13,200	1,547,531
Bayerische Motoren Werke (BMW) AG (Preference)	529	45,186
Beiersdorf AG	870	88,137
Brenntag AG	443	82,121
Celesio AG	714	22,592
Commerzbank AG*	8,464	136,350
Continental AG	978	214,462
Daimler AG (Registered)	8,424	728,942
Deutsche Bank AG (Registered)	8,926	425,792
Deutsche Boerse AG	1,688	139,795
Deutsche Lufthansa AG (Registered)*	2,144	45,481
Deutsche Post AG (Registered)	7,937	289,352
Deutsche Telekom AG (Registered)	25,116	429,482
Deutsche Wohnen AG	2,608	50,355
E.ON SE	15,765	290,943
Fraport AG	341	25,515
Fresenius Medical Care AG & Co. KGaA	5,874	418,023
Fresenius SE & Co. KGaA	1,093	167,806
Fuchs Petrolub SE (Preference)	339	33,130
GEA Group AG	1,711	81,442
Hannover Rueck SE	570	48,915
HeidelbergCement AG	1,230	93,320
Henkel AG & Co. KGaA	1,136	118,210
Henkel AG & Co. KGaA (Preference)	5,370	622,841
Hochtief AG	288	24,588

Hugo Boss AG	304	$43,285
Infineon Technologies AG	9,452	100,904
K+S AG (Registered)	1,682	51,774
Kabel Deutschland Holding AG	216	27,998
Lanxess AG	662	44,147
Linde AG	3,674	768,510
MAN SE	341	41,868
Merck KGaA	565	101,240
Metro AG	1,193	57,771
Muenchener Rueckversicherungs AG (Registered)	1,570	345,900
OSRAM Licht AG*	766	43,205
Porsche Automobil Holding SE (Preference)	1,339	139,371
ProSiebenSat.1 Media AG (Registered)	1,532	75,873
RWE AG	4,282	156,723
SAP AG	19,045	1,632,535
Siemens AG (Registered)	10,439	1,425,897
Sky Deutschland AG*	3,415	37,584
Suedzucker AG	789	21,296
Telefonica Deutschland Holding AG	2,653	21,898
ThyssenKrupp AG*	3,351	81,550
United Internet AG (Registered)	1,020	43,387
Volkswagen AG	244	66,094
Volkswagen AG (Preference)	4,148	1,164,962
Wirecard AG	43,811	1,730,676

		20,168,570

Hong Kong (2.1%)
AIA Group Ltd.	472,327	2,369,462
ASM Pacific Technology Ltd.	2,300	19,250
Bank of East Asia Ltd.	11,847	50,188
Belle International Holdings Ltd.	133,000	153,851
BOC Hong Kong Holdings Ltd.	32,500	104,152
Cathay Pacific Airways Ltd.	11,000	23,264
Cheung Kong Holdings Ltd.	69,000	1,089,151
Cheung Kong Infrastructure Holdings Ltd.	6,000	37,876
CLP Holdings Ltd.	15,500	122,532
First Pacific Co., Ltd.	23,000	26,161
Galaxy Entertainment Group Ltd.*	18,000	161,446
Hang Lung Properties Ltd.	159,000	502,366
Hang Seng Bank Ltd.	6,700	108,609
Henderson Land Development Co., Ltd.	9,800	55,924
HKT Trust/HKT Ltd.	20,000	19,757
Hong Kong & China Gas Co., Ltd.	50,014	114,678
Hong Kong Exchanges and Clearing Ltd.	9,600	160,076
Hopewell Holdings Ltd.	5,500	18,619
Hutchison Whampoa Ltd.	19,000	258,257
Hysan Development Co., Ltd.	5,448	23,466
Kerry Properties Ltd.	6,000	20,814
Li & Fung Ltd.	48,000	61,901
Link REIT (REIT)	19,813	96,072
MTR Corp., Ltd.	11,089	41,972

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

New World Development Co., Ltd.	36,212	$45,719
Noble Group Ltd.	39,454	33,453
NWS Holdings Ltd.	12,947	19,736
Orient Overseas International Ltd.	207,200	1,040,770
PCCW Ltd.	43,974	19,678
Power Assets Holdings Ltd.	12,000	95,405
Shangri-La Asia Ltd.	15,166	29,572
Sino Land Co., Ltd.	27,910	38,152
SJM Holdings Ltd.	16,000	53,648
Sun Hung Kai Properties Ltd.	14,000	177,566
Swire Pacific Ltd., Class A	5,500	64,474
Swire Properties Ltd.	11,600	29,320
Wharf Holdings Ltd.	13,000	99,416
Wheelock & Co., Ltd.	7,000	32,182
Yue Yuen Industrial Holdings Ltd.	7,000	23,381

		7,442,316

India (0.9%)
HDFC Bank Ltd. (ADR)	8,200	282,408
ICICI Bank Ltd. (ADR)	33,535	1,246,496
Tata Motors Ltd. (ADR)	22,528	693,862
Yes Bank Ltd.	150,190	898,882

		3,121,648

Indonesia (0.1%)
PT Astra International Tbk	393,500	219,869

Ireland (1.3%)
Bank of Ireland*	167,579	58,096
CRH plc	6,417	161,838
Experian plc	8,835	162,982
ICON plc*	38,086	1,539,055
James Hardie Industries plc (CDI)	4,007	46,297
Kerry Group plc, Class A	1,288	89,463
Shire plc	54,360	2,567,297

		4,625,028

Israel (0.3%)
Bank Hapoalim B.M.	9,964	55,818
Bank Leumi Le-Israel B.M.*	11,649	47,576
Bezeq Israeli Telecommunication Corp., Ltd.	17,050	28,899
Delek Group Ltd.	39	14,895
Israel Chemicals Ltd.	4,337	36,137
Israel Corp., Ltd.*	25	13,155
Mizrahi Tefahot Bank Ltd.	1,371	17,943
NICE Systems Ltd.	534	21,871
Teva Pharmaceutical Industries Ltd.	7,507	300,107
Teva Pharmaceutical Industries Ltd. (ADR)	9,250	370,740

		907,141

Italy (0.7%)
Assicurazioni Generali S.p.A.	10,220	240,420
Atlantia S.p.A.	2,742	61,524
Banca Monte dei Paschi di Siena S.p.A.*	64,730	15,619

Enel Green Power S.p.A.	13,119	$33,046
Enel S.p.A.	57,614	251,570
Eni S.p.A.	22,275	535,959
Exor S.p.A.	694	27,601
Fiat S.p.A.*	7,032	57,511
Finmeccanica S.p.A.*	3,874	29,339
Intesa Sanpaolo S.p.A.	101,760	251,144
Luxottica Group S.p.A.	1,421	76,142
Mediobanca S.p.A.*	3,862	33,790
Pirelli & C. S.p.A.	2,203	38,126
Prysmian S.p.A.	1,870	48,133
Saipem S.p.A.	2,135	45,702
Snam S.p.A.	17,569	98,274
Telecom Italia S.p.A.	85,302	84,609
Telecom Italia S.p.A. (RNC)	56,219	44,007
Terna Rete Elettrica Nazionale S.p.A.	12,294	61,427
UniCredit S.p.A.	38,006	281,293
Unione di Banche Italiane S.c.p.A.	7,861	53,380

		2,368,616

Japan (12.5%)
ABC-Mart, Inc.	300	13,090
Acom Co., Ltd.*	4,100	13,899
Advantest Corp.	1,300	16,134
Aeon Co., Ltd.	5,100	69,011
AEON Financial Service Co., Ltd.	600	16,067
Aeon Mall Co., Ltd.	1,060	29,703
Air Water, Inc.	1,000	13,522
Aisin Seiki Co., Ltd.	1,600	64,875
Ajinomoto Co., Inc.	5,000	72,263
Alfresa Holdings Corp.	400	19,827
Amada Co., Ltd.	3,000	26,408
ANA Holdings, Inc.	12,000	23,929
Aozora Bank Ltd.	11,000	31,127
Asahi Glass Co., Ltd.	8,000	49,682
Asahi Group Holdings Ltd.	3,400	95,695
Asahi Kasei Corp.	12,000	93,894
Asics Corp.	1,600	27,272
Astellas Pharma, Inc.	13,400	792,726
Bank of Kyoto Ltd.	2,000	16,675
Bank of Yokohama Ltd.	10,000	55,645
Benesse Holdings, Inc.	700	28,084
Bridgestone Corp.	5,700	215,421
Brother Industries Ltd.	2,200	30,020
Calbee, Inc.	800	19,409
Canon, Inc.	16,300	515,421
Casio Computer Co., Ltd.	2,000	24,442
Central Japan Railway Co.	1,300	152,825
Chiba Bank Ltd.	6,000	40,395
Chiyoda Corp.	1,000	14,491
Chubu Electric Power Co., Inc.	5,500	70,976
Chugai Pharmaceutical Co., Ltd.	1,800	39,740
Chugoku Bank Ltd.	1,000	12,686
Chugoku Electric Power Co., Inc.	2,700	41,945
Citizen Holdings Co., Ltd.	2,100	17,668
Coca-Cola West Co., Ltd.	500	10,574
Credit Saison Co., Ltd.	1,500	39,398
Dai Nippon Printing Co., Ltd.	5,000	52,986
Daicel Corp.	3,000	24,385

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Daido Steel Co., Ltd.	3,000	$14,870
Daihatsu Motor Co., Ltd.	2,000	33,843
Dai-ichi Life Insurance Co., Ltd.	7,600	126,799
Daiichi Sankyo Co., Ltd.	5,900	107,736
Daikin Industries Ltd.	8,300	516,238
Dainippon Sumitomo Pharma Co., Ltd.	1,500	23,431
Daito Trust Construction Co., Ltd.	600	56,006
Daiwa House Industry Co., Ltd.	5,000	96,619
Daiwa Securities Group, Inc.	14,000	139,588
DeNA Co., Ltd.	1,000	21,005
Denso Corp.	45,000	2,371,570
Dentsu, Inc.	1,783	72,803
Don Quijote Holdings Co., Ltd.	400	24,195
East Japan Railway Co.	10,005	796,144
Eisai Co., Ltd.	2,200	85,130
Electric Power Development Co., Ltd.	800	23,284
FamilyMart Co., Ltd.	500	22,814
FANUC Corp.	4,900	895,689
Fast Retailing Co., Ltd.	500	206,058
Fuji Electric Co., Ltd.	6,000	28,032
Fuji Heavy Industries Ltd.	5,200	148,875
Fujifilm Holdings Corp.	4,000	113,228
Fujitsu Ltd.*	15,000	77,485
Fukuoka Financial Group, Inc.	5,000	21,888
Gree, Inc.	1,100	10,853
GungHo Online Entertainment, Inc.*	2,600	18,690
Gunma Bank Ltd.	4,000	22,296
Hachijuni Bank Ltd.	4,000	23,284
Hakuhodo DY Holdings, Inc.	2,600	20,122
Hamamatsu Photonics KK	700	27,951
Hankyu Hanshin Holdings, Inc.	9,000	48,542
Hino Motors Ltd.	2,000	31,374
Hirose Electric Co., Ltd.	300	42,674
Hiroshima Bank Ltd.	3,000	12,392
Hisamitsu Pharmaceutical Co., Inc.	600	30,197
Hitachi Chemical Co., Ltd.	1,200	19,109
Hitachi Construction Machinery Co., Ltd.	1,000	21,318
Hitachi High-Technologies Corp.	700	17,555
Hitachi Ltd.	188,000	1,421,024
Hitachi Metals Ltd.	2,000	28,221
Hokkaido Electric Power Co., Inc.*	1,200	13,776
Hokuhoku Financial Group, Inc.	11,000	21,935
Hokuriku Electric Power Co.	1,500	20,326
Honda Motor Co., Ltd.	35,600	1,463,755
Hoya Corp.	3,800	105,437
Hulic Co., Ltd.	2,000	29,532
Ibiden Co., Ltd.	1,000	18,669
Idemitsu Kosan Co., Ltd.	800	18,179
IHI Corp.	10,000	43,111
Iida Group Holdings Co., Ltd.*	1,000	19,960
INPEX Corp.	7,700	98,562
Isetan Mitsukoshi Holdings Ltd.	2,900	41,169
Isuzu Motors Ltd.	10,000	62,102
ITOCHU Corp.	13,200	162,822

ITOCHU Techno-Solutions Corp.	300	$12,150
Iyo Bank Ltd.	2,000	19,580
J. Front Retailing Co., Ltd.	5,000	37,793
Japan Airlines Co., Ltd.	564	27,796
Japan Exchange Group, Inc.	45,800	1,299,935
Japan Petroleum Exploration Co.	100	3,784
Japan Prime Realty Investment Corp. (REIT)	8	25,601
Japan Real Estate Investment Corp. (REIT)	10	53,556
Japan Retail Fund Investment Corp. (REIT)	19	38,646
Japan Steel Works Ltd.	3,000	16,751
Japan Tobacco, Inc.	27,300	886,582
JFE Holdings, Inc.	4,300	102,161
JGC Corp.	2,000	78,340
Jin Co., Ltd.	16,600	701,453
Joyo Bank Ltd.	6,000	30,595
JSR Corp.	1,800	34,800
JTEKT Corp.	2,000	33,995
JX Holdings, Inc.	19,644	100,915
Kajima Corp.	8,000	30,007
Kakaku.com, Inc.	1,100	19,293
Kamigumi Co., Ltd.	2,000	18,308
Kaneka Corp.	3,000	19,656
Kansai Electric Power Co., Inc.*	5,900	67,734
Kansai Paint Co., Ltd.	2,000	29,532
Kao Corp.	4,600	144,583
Kawasaki Heavy Industries Ltd.	13,000	54,439
KDDI Corp.	4,700	288,757
Keikyu Corp.	4,000	32,931
Keio Corp.	4,000	26,626
Keisei Electric Railway Co., Ltd.	2,000	18,365
Keyence Corp.	430	183,743
Kikkoman Corp.	1,000	18,859
Kinden Corp.	1,000	10,445
Kintetsu Corp.	16,000	56,063
Kirin Holdings Co., Ltd.	8,000	114,937
Kobe Steel Ltd.*	24,000	41,022
Koito Manufacturing Co., Ltd.	1,000	19,058
Komatsu Ltd.	36,700	744,734
Konami Corp.	900	20,759
Konica Minolta, Inc.	3,500	34,864
Kubota Corp.	45,500	751,348
Kuraray Co., Ltd.	3,200	38,074
Kurita Water Industries Ltd.	1,100	22,792
Kyocera Corp.	2,900	144,573
Kyowa Hakko Kirin Co., Ltd.	2,000	22,011
Kyushu Electric Power Co., Inc.*	3,900	49,699
Lawson, Inc.	600	44,839
LIXIL Group Corp.	2,100	57,490
M3, Inc.	7	17,515
Mabuchi Motor Co., Ltd.	300	17,805
Makita Corp.	7,700	403,608
Marubeni Corp.	14,000	100,503
Marui Group Co., Ltd.	1,900	19,269
Maruichi Steel Tube Ltd.	400	10,088
Mazda Motor Corp.*	24,000	123,977
McDonald’s Holdings Co. Japan Ltd.	600	15,309
Medipal Holdings Corp.	1,300	17,134

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

MEIJI Holdings Co., Ltd.	582	$37,359
Miraca Holdings, Inc.	500	23,549
Mitsubishi Chemical Holdings Corp.	11,000	50,764
Mitsubishi Corp.	38,700	741,220
Mitsubishi Electric Corp.	17,000	213,085
Mitsubishi Estate Co., Ltd.	11,000	328,506
Mitsubishi Gas Chemical Co., Inc.	3,000	22,049
Mitsubishi Heavy Industries Ltd.	27,000	166,907
Mitsubishi Logistics Corp.	1,000	15,772
Mitsubishi Materials Corp.	10,000	36,844
Mitsubishi Motors Corp.*	4,000	42,883
Mitsubishi Tanabe Pharma Corp.	2,200	30,626
Mitsubishi UFJ Financial Group, Inc.	111,600	735,451
Mitsubishi UFJ Lease & Finance Co., Ltd.	5,600	34,299
Mitsui & Co., Ltd.	15,200	211,452
Mitsui Chemicals, Inc.	8,000	19,295
Mitsui Fudosan Co., Ltd.	7,000	251,591
Mitsui O.S.K. Lines Ltd.	8,000	36,008
Mizuho Financial Group, Inc.	201,050	435,281
MS&AD Insurance Group Holdings, Inc.	4,438	118,925
Murata Manufacturing Co., Ltd.	1,800	159,643
Nabtesco Corp.	1,100	25,330
Namco Bandai Holdings, Inc.	1,700	37,677
NEC Corp.	25,000	56,262
Nexon Co., Ltd.	1,300	11,999
NGK Insulators Ltd.	3,000	56,918
NGK Spark Plug Co., Ltd.	2,000	47,289
NHK Spring Co., Ltd.	1,700	19,145
Nidec Corp.	4,100	401,007
Nikon Corp.	2,700	51,508
Nintendo Co., Ltd.	900	119,732
Nippon Building Fund, Inc. (REIT)	12	69,737
Nippon Electric Glass Co., Ltd.	4,000	20,967
Nippon Express Co., Ltd.	7,000	33,833
Nippon Meat Packers, Inc.	1,000	17,149
Nippon Paint Co., Ltd.	1,000	16,608
Nippon Prologis REIT, Inc. (REIT)	2	19,105
Nippon Steel & Sumitomo Metal Corp.	392,595	1,312,254
Nippon Telegraph & Telephone Corp.	3,292	176,932
Nippon Yusen KK	13,000	41,478
Nishi-Nippon City Bank Ltd.	6,000	16,124
Nissan Motor Co., Ltd.	21,800	182,995
Nisshin Seifun Group, Inc.	2,200	22,708
Nissin Foods Holdings Co., Ltd.	500	21,081
Nitori Holdings Co., Ltd.	350	33,135
Nitto Denko Corp.	7,800	328,487
NKSJ Holdings, Inc.	2,823	78,382
NOK Corp.	900	14,699
Nomura Holdings, Inc.	31,800	244,290
Nomura Real Estate Holdings, Inc.	900	20,237

Nomura Real Estate Office Fund, Inc. (REIT)	3	$13,930
Nomura Research Institute Ltd.	900	28,331
NSK Ltd.	4,000	49,682
NTT Data Corp.	1,000	36,844
NTT DOCOMO, Inc.	13,600	222,771
NTT Urban Development Corp.	900	10,332
Obayashi Corp.	5,000	28,440
Odakyu Electric Railway Co., Ltd.	5,000	45,152
Oji Holdings Corp.	8,000	40,946
Olympus Corp.*	1,900	60,080
Omron Corp.	1,800	79,394
Ono Pharmaceutical Co., Ltd.	800	69,965
Oracle Corp. Japan	300	10,953
Oriental Land Co., Ltd.	400	57,620
ORIX Corp.	10,900	191,172
Osaka Gas Co., Ltd.	15,000	58,826
Otsuka Corp.	100	12,734
Otsuka Holdings Co., Ltd.	3,200	92,375
Panasonic Corp.	19,300	224,321
Park24 Co., Ltd.	1,100	20,713
Rakuten, Inc.	127,400	1,892,067
Resona Holdings, Inc.	16,357	83,253
Ricoh Co., Ltd.	6,000	63,698
Rinnai Corp.	300	23,331
Rohm Co., Ltd.	900	43,757
Sankyo Co., Ltd.	300	13,816
Sanrio Co., Ltd.	300	12,606
Santen Pharmaceutical Co., Ltd.	700	32,604
SBI Holdings, Inc.	2,130	32,159
Secom Co., Ltd.	24,500	1,474,979
Sega Sammy Holdings, Inc.	1,400	35,588
Sekisui Chemical Co., Ltd.	4,000	48,998
Sekisui House Ltd.	5,000	69,794
Seven & I Holdings Co., Ltd.	6,600	261,969
Seven Bank Ltd.	5,800	22,636
Sharp Corp.*	13,000	41,231
Shikoku Electric Power Co., Inc.*	1,600	23,929
Shimadzu Corp.	2,000	17,377
Shimamura Co., Ltd.	200	18,726
Shimano, Inc.	600	51,448
Shimizu Corp.	5,000	25,211
Shin-Etsu Chemical Co., Ltd.	12,500	728,801
Shinsei Bank Ltd.	12,000	29,285
Shionogi & Co., Ltd.	2,400	51,961
Shiseido Co., Ltd.	3,400	54,595
Shizuoka Bank Ltd.	5,000	53,271
Showa Denko KK	13,000	18,393
Showa Shell Sekiyu KK	1,500	15,212
SMC Corp.	2,900	729,750
SoftBank Corp.	8,400	733,833
Sojitz Corp.	11,200	19,888
Sony Corp.	8,900	154,320
Sony Financial Holdings, Inc.	1,200	21,810
Stanley Electric Co., Ltd.	1,300	29,726
Start Today Co., Ltd.	45,400	1,125,623
Sumco Corp.	1,000	8,812
Sumitomo Chemical Co., Ltd.	14,000	54,772
Sumitomo Corp.	44,100	553,187

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Sumitomo Electric Industries Ltd.	6,600	$109,927
Sumitomo Heavy Industries Ltd.	5,000	22,980
Sumitomo Metal Mining Co., Ltd.	5,000	65,378
Sumitomo Mitsui Financial Group, Inc.	11,184	575,608
Sumitomo Mitsui Trust Holdings, Inc.	28,070	147,667
Sumitomo Realty & Development Co., Ltd.	3,000	148,989
Sumitomo Rubber Industries Ltd.	1,500	21,280
Suntory Beverage & Food Ltd.	1,200	38,230
Suruga Bank Ltd.	2,000	35,818
Suzuken Co., Ltd.	700	22,633
Suzuki Motor Corp.	3,000	80,562
Sysmex Corp.	700	41,278
T&D Holdings, Inc.	4,900	68,352
Taiheiyo Cement Corp.	9,000	34,527
Taisei Corp.	7,000	31,773
Taisho Pharmaceutical Holdings Co., Ltd.	200	13,731
Taiyo Nippon Sanso Corp.	2,000	14,206
Takashimaya Co., Ltd.	2,000	19,884
Takeda Pharmaceutical Co., Ltd.	6,900	316,138
TDK Corp.	900	43,073
Teijin Ltd.	8,000	17,776
Terumo Corp.	1,300	62,587
THK Co., Ltd.	1,100	27,409
Tobu Railway Co., Ltd.	8,000	38,743
Toho Co., Ltd.	1,100	24,160
Toho Gas Co., Ltd.	4,000	19,447
Tohoku Electric Power Co., Inc.*	4,200	47,181
Tokio Marine Holdings, Inc.	6,100	203,604
Tokyo Electric Power Co., Inc.*	12,100	59,403
Tokyo Electron Ltd.	1,500	82,043
Tokyo Gas Co., Ltd.	21,000	103,295
Tokyo Tatemono Co., Ltd.	4,000	44,364
Tokyu Corp.	9,000	58,200
Tokyu Fudosan Holdings Corp.*	5,000	47,004
TonenGeneral Sekiyu KK	2,000	18,327
Toppan Printing Co., Ltd.	4,000	31,944
Toray Industries, Inc.	12,000	82,955
Toshiba Corp.	35,000	146,900
TOTO Ltd.	2,000	31,659
Toyo Seikan Kaisha Ltd.	1,400	30,031
Toyo Suisan Kaisha Ltd.	1,000	30,007
Toyoda Gosei Co., Ltd.	700	16,265
Toyota Boshoku Corp.	700	8,728
Toyota Industries Corp.	1,500	67,586
Toyota Motor Corp.	42,300	2,578,729
Toyota Tsusho Corp.	2,000	49,435
Trend Micro, Inc.	1,000	34,944
Tsumura & Co.	300	7,942
Ube Industries Ltd.	9,000	19,229
Unicharm Corp.	1,000	56,975
United Urban Investment Corp. (REIT)	22	31,608
USS Co., Ltd.	2,000	27,424
West Japan Railway Co.	1,400	60,621
Yahoo! Japan Corp.	55,100	306,082
Yakult Honsha Co., Ltd.	800	40,338
Yamada Denki Co., Ltd.	8,800	28,746

Yamaguchi Financial Group, Inc.	1,000	$9,249
Yamaha Corp.	1,300	20,603
Yamaha Motor Co., Ltd.	2,100	31,447
Yamato Holdings Co., Ltd.	3,200	64,602
Yamato Kogyo Co., Ltd.	200	6,381
Yamazaki Baking Co., Ltd.	1,000	10,246
Yaskawa Electric Corp.	2,000	31,583
Yokogawa Electric Corp.	1,600	24,537
Yokohama Rubber Co., Ltd.	1,000	9,809

		44,023,515

Luxembourg (0.1%)
ArcelorMittal S.A.	8,741	155,964
Millicom International Cellular S.A. (SDR)	607	60,447
RTL Gorup S.A.	304	39,283
SES S.A. (FDR)	2,617	84,713
Tenaris S.A.	4,130	90,224

		430,631

Macau (0.6%)
MGM China Holdings Ltd.	8,400	35,856
Sands China Ltd.	270,133	2,206,895
Wynn Macau Ltd.	14,400	65,275

		2,308,026

Mexico (0.0%)
Fresnillo plc	1,678	20,715

Netherlands (4.8%)
Aegon N.V.	15,560	146,887
Akzo Nobel N.V.	8,323	645,090
ASML Holding N.V.	31,773	2,974,036
Core Laboratories N.V.	15,565	2,972,137
Corio N.V. (REIT)	641	28,725
Delta Lloyd N.V.	1,755	43,555
Fugro N.V. (CVA)	553	32,952
Gemalto N.V.	681	74,958
Heineken Holding N.V.	826	52,254
Heineken N.V.	2,016	136,119
ING Groep N.V. (CVA)*	71,273	990,308
Koninklijke (Royal) KPN N.V.*	27,836	89,723
Koninklijke Ahold N.V.	8,820	158,344
Koninklijke Boskalis Westminster N.V.	557	29,428
Koninklijke DSM N.V.	1,349	106,079
Koninklijke Philips N.V.	8,379	307,137
Koninklijke Vopak N.V.	671	39,250
OCI*	879	39,585
QIAGEN N.V.*	2,217	51,651
Randstad Holding N.V.	1,136	73,686
Reed Elsevier N.V.	6,058	128,343
Royal Dutch Shell plc (BATS Europe Exchange), Class A	61,321	2,185,328
Royal Dutch Shell plc (Euro Comp Exchange), Class A	33,260	1,191,313
Royal Dutch Shell plc, Class B	22,041	832,173
Sensata Technologies Holding N.V.*	32,255	1,250,526
TNT Express N.V.	3,305	30,681
Unilever N.V. (CVA)	14,264	574,463
Wolters Kluwer N.V.	2,563	73,145

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Yandex N.V., Class A*	39,355	$1,698,168
Ziggo N.V.	1,310	59,832

		17,015,876

New Zealand (0.0%)
Auckland International Airport Ltd.	10,172	29,530
Contact Energy Ltd.	3,894	16,428
Fletcher Building Ltd.	6,502	45,505
Ryman Healthcare Ltd.	2,579	16,650
Telecom Corp. of New Zealand Ltd.	17,025	32,273

		140,386

Norway (1.2%)
Aker Solutions ASA	1,572	28,095
DNB ASA	108,401	1,939,147
Gjensidige Forsikring ASA	1,904	36,320
Norsk Hydro ASA	155,666	694,752
Orkla ASA	6,116	47,716
Statoil ASA	9,768	236,739
Statoil ASA (ADR)	45,787	1,104,840
Telenor ASA	6,142	146,429
Yara International ASA	1,565	67,345

		4,301,383

Panama (0.3%)
Copa Holdings S.A., Class A	5,809	930,079

Portugal (0.5%)
Banco Espirito Santo S.A. (Registered)*	16,313	23,317
EDP - Energias de Portugal S.A.	18,569	68,206
Galp Energia SGPS S.A., Class B	2,763	45,290
Jeronimo Martins SGPS S.A.	80,378	1,571,838
Portugal Telecom SGPS S.A. (Registered)	6,319	27,470

		1,736,121

Russia (0.1%)
Magnit OJSC (GDR)§(b)	9,285	522,175

Singapore (0.5%)
Ascendas Real Estate Investment Trust (REIT)	19,000	33,123
CapitaCommercial Trust (REIT)	19,000	21,831
CapitaLand Ltd.	21,000	50,422
CapitaMall Trust (REIT)	24,000	36,230
CapitaMalls Asia Ltd.	13,032	20,241
City Developments Ltd.	4,000	30,429
ComfortDelGro Corp., Ltd.	18,000	28,670
DBS Group Holdings Ltd.	15,000	203,257
Genting Singapore plc	50,677	60,036
Global Logistic Properties Ltd.	25,000	57,253
Golden Agri-Resources Ltd.	67,576	29,184
Hutchison Port Holdings Trust, Class U	48,000	32,400
Jardine Cycle & Carriage Ltd.	1,000	28,488
Keppel Corp., Ltd.	12,800	113,501
Keppel Land Ltd.	6,000	15,880
Olam International Ltd.	14,962	18,199
Oversea-Chinese Banking Corp., Ltd.	22,525	182,064

Sembcorp Industries Ltd.	8,000	$34,803
Sembcorp Marine Ltd.	8,000	28,210
Singapore Airlines Ltd.	5,000	41,246
Singapore Exchange Ltd.	8,000	46,024
Singapore Press Holdings Ltd.	12,000	39,177
Singapore Technologies Engineering Ltd.	13,000	40,794
Singapore Telecommunications Ltd.	70,000	203,019
StarHub Ltd.	6,000	20,397
United Overseas Bank Ltd.	11,000	185,142
UOL Group Ltd.	4,000	19,620
Wilmar International Ltd.	15,000	40,651

		1,660,291

South Africa (0.5%)
Naspers Ltd., Class N	17,056	1,782,035

South Korea (1.1%)
Hyundai Mobis*	5,496	1,528,475
POSCO	3,052	944,216
Samsung Electronics Co., Ltd.	1,125	1,462,548

		3,935,239

Spain (1.6%)
Abertis Infraestructuras S.A.	3,243	72,052
ACS Actividades de Construccion y Servicios S.A.	1,214	41,786
Amadeus IT Holding S.A., Class A	45,274	1,937,326
Banco Bilbao Vizcaya Argentaria S.A.	50,254	618,615
Banco de Sabadell S.A.	29,468	76,862
Banco Popular Espanol S.A.*	12,113	73,071
Banco Santander S.A.	99,904	894,171
Bankia S.A.*	38,520	65,392
CaixaBank S.A.	14,477	75,442
Distribuidora Internacional de Alimentacion S.A.	5,733	51,265
Enagas S.A.	1,867	48,787
Ferrovial S.A.	3,386	65,516
Gas Natural SDG S.A.	2,942	75,664
Grifols S.A.	1,197	57,248
Iberdrola S.A.	41,587	265,174
Inditex S.A.	1,910	314,785
Mapfre S.A.	7,424	31,794
Red Electrica Corporacion S.A.	883	58,915
Repsol S.A.	7,487	188,694
Telefonica S.A.	35,864	583,917
Zardoya Otis S.A.	1,497	27,081

		5,623,557

Sweden (1.6%)
Alfa Laval AB	2,635	67,597
Assa Abloy AB, Class B	2,923	154,425
Atlas Copco AB, Class A	15,262	423,084
Atlas Copco AB, Class B	3,412	86,575
Boliden AB	2,609	39,935
Electrolux AB	1,981	51,898
Elekta AB, Class B	3,489	53,351
Getinge AB, Class B	53,177	1,818,907
Hennes & Mauritz AB, Class B	8,312	382,785
Hexagon AB, Class B	1,980	62,585

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Husqvarna AB, Class B	3,864	$23,261
Industrivarden AB, Class C	1,279	24,320
Investment AB Kinnevik, Class B	1,928	89,298
Investor AB, Class B	3,985	137,111
Lundin Petroleum AB*	2,145	41,820
Nordea Bank AB	26,203	353,007
Sandvik AB	9,328	131,541
Scania AB, Class B	2,667	52,205
Securitas AB, Class B	3,070	32,624
Skandinaviska Enskilda Banken AB, Class A	13,291	175,234
Skanska AB, Class B	3,200	65,375
SKF AB, Class B	3,431	89,991
Svenska Cellulosa AB S.C.A., Class B	5,106	157,185
Svenska Handelsbanken AB, Class A	4,366	214,504
Swedbank AB, Class A	7,925	223,019
Swedish Match AB	1,733	55,693
Tele2 AB, Class B	3,061	34,670
Telefonaktiebolaget LM Ericsson, Class B	26,644	325,187
TeliaSonera AB	20,840	173,509
Volvo AB, Class B	13,247	173,933

		5,714,629

Switzerland (7.8%)
ABB Ltd. (Registered)*	39,961	1,051,829
Actelion Ltd. (Registered)*	908	76,697
Adecco S.A. (Registered)*	1,149	90,936
Aryzta AG*	830	63,642
Baloise Holding AG (Registered)	438	55,778
Barry Callebaut AG (Registered)*	16	20,053
Cie Financiere Richemont S.A. (Registered), Class A	8,735	869,534
Coca-Cola HBC AG (ADR)	1,592	46,439
Credit Suisse Group AG (Registered)*	34,009	1,039,656
Credit Suisse Group AG (ADR)*	29,720	922,509
EMS-Chemie Holding AG (Registered)	71	25,231
Geberit AG (Registered)*	339	102,796
Givaudan S.A. (Registered)*	73	104,257
Glencore Xstrata plc*	186,270	964,535
Holcim Ltd. (Registered)*	5,980	447,469
Julius Baer Group Ltd.*	1,900	91,246
Kuehne + Nagel International AG (Registered)	452	59,334
Lindt & Spruengli AG	8	36,061
Lindt & Spruengli AG (Registered)	1	53,921
Lonza Group AG (Registered)*	503	47,703
Nestle S.A. (Registered)	44,305	3,243,222
Novartis AG (Registered)	33,348	2,661,709
Novartis AG (ADR)	17,294	1,390,092
Pargesa Holding S.A.	246	19,828
Partners Group Holding AG	170	45,337
Roche Holding AG	24,583	6,867,422
Schindler Holding AG	407	59,906
Schindler Holding AG (Registered)	215	31,718

SGS S.A. (Registered)	124	$285,240
Sika AG	20	71,095
Sonova Holding AG (Registered)*	398	53,540
STMicroelectronics N.V.	5,056	40,620
Sulzer AG (Registered)	182	29,359
Swatch Group AG	3,175	2,098,159
Swatch Group AG (Registered)	399	44,907
Swiss Life Holding AG (Registered)*	262	54,394
Swiss Prime Site AG (Registered)*	417	32,278
Swiss Reinsurance AG*	3,083	283,572
Swisscom AG (Registered)	204	107,689
Syngenta AG (Registered)	816	324,918
Transocean Ltd. (BATS Europe Exchange)	3,153	153,541
Transocean Ltd. (New York Exchange)	21,527	1,063,864
UBS AG (Registered)*	69,735	1,322,702
Wolseley plc	2,321	131,639
Zurich Insurance Group AG*	3,288	952,803

		27,539,180

Taiwan (1.0%)
Advanced Semiconductor Engineering, Inc. (ADR)	273,945	1,314,936
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	125,954	2,196,638

		3,511,574

Turkey (0.4%)
Akbank TAS	262,087	817,116
Turkiye Garanti Bankasi A/S	220,407	713,836

		1,530,952

United Kingdom (14.9%)
3i Group plc	8,968	57,189
Aberdeen Asset Management plc	7,881	65,253
Admiral Group plc	1,837	39,850
Aggreko plc	13,864	392,354
AMEC plc	2,337	42,105
Anglo American plc	12,201	266,696
Antofagasta plc	3,118	42,545
ARM Holdings plc	51,087	929,727
ARM Holdings plc (ADR)	53,206	2,912,496
Associated British Foods plc	3,115	126,120
AstraZeneca plc	10,964	648,980
Aviva plc	59,161	440,561
Babcock International Group plc	2,984	66,955
BAE Systems plc	28,343	204,165
Barclays plc	311,011	1,400,593
BG Group plc	83,681	1,797,966
BHP Billiton plc	18,494	572,384
BP plc	165,080	1,334,154
British American Tobacco plc	27,403	1,469,340
British Land Co. plc (REIT)	7,967	82,984
British Sky Broadcasting Group plc	9,068	126,736
BT Group plc	68,995	433,473
Bunzl plc	2,778	66,703
Burberry Group plc	24,324	610,635
Capita plc	5,752	98,870

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Carnival plc	1,483	$61,419
Centrica plc	94,742	545,500
CNH Industrial N.V.*	8,350	95,171
Cobham plc	9,952	45,238
Compass Group plc	15,930	255,351
Croda International plc	1,269	51,631
Diageo plc	72,486	2,400,664
Direct Line Insurance Group plc	7,869	32,525
Domino’s Pizza Group plc	146,995	1,248,726
easyJet plc	1,515	38,535
G4S plc	13,780	59,900
GKN plc	13,544	83,724
GlaxoSmithKline plc	42,835	1,143,079
Hammerson plc (REIT)	5,664	47,084
Hargreaves Lansdown plc	46,805	1,049,441
HSBC Holdings plc (Hong Kong Exchange)	127,033	1,378,568
HSBC Holdings plc (London Stock Exchange)	234,317	2,570,226
ICAP plc	5,369	40,151
IMI plc	2,649	66,896
Imperial Tobacco Group plc	21,636	837,662
Inmarsat plc	4,173	52,242
InterContinental Hotels Group plc	2,283	76,102
International Consolidated Airlines Group S.A.*	7,315	48,696
Intertek Group plc	1,383	72,095
Intu Properties plc (REIT)	6,621	33,978
Invensys plc	6,044	50,894
Investec plc	5,540	40,145
ITV plc	32,664	104,934
J Sainsbury plc	10,417	62,963
Johnson Matthey plc	1,781	96,735
Kingfisher plc	20,759	132,244
Land Securities Group plc (REIT)	6,850	109,292
Legal & General Group plc	51,758	190,873
Liberty Global plc*	29,799	2,512,652
Lloyds Banking Group plc*	432,966	565,546
London Stock Exchange Group plc	1,368	39,258
Marks & Spencer Group plc	69,217	495,846
Meggitt plc	42,723	373,191
Melrose Industries plc	10,456	52,931
National Grid plc	32,110	419,000
Next plc	1,398	126,168
Old Mutual plc	42,826	134,105
Pearson plc	7,153	158,842
Persimmon plc*	2,911	59,726
Petrofac Ltd.	2,087	42,301
Prudential plc	61,724	1,369,639
Randgold Resources Ltd.	715	44,874
Reckitt Benckiser Group plc	5,663	449,470
Reed Elsevier plc	10,391	154,691
Resolution Ltd.	11,528	67,578
Rexam plc	6,428	56,469
Rightmove plc	15,503	703,418
Rio Tinto plc	20,471	1,155,785
Rio Tinto plc (ADR)	23,183	1,308,217
Rolls-Royce Holdings plc*	116,086	2,450,966
Rolls-Royce Holdings plc (Preference)*†(b)	9,650,146	15,980

Royal Bank of Scotland Group plc*	18,736	$104,898
RSA Insurance Group plc	29,812	45,122
SABMiller plc	8,418	432,273
Sage Group plc	9,401	62,846
Schroders plc	985	42,376
Segro plc (REIT)	7,343	40,613
Serco Group plc	4,631	38,282
Severn Trent plc	1,972	55,677
Smith & Nephew plc	7,913	112,821
Smiths Group plc	3,392	83,131
SSE plc	8,440	191,474
Standard Chartered plc	62,468	1,406,837
Standard Life plc	20,628	122,836
Subsea 7 S.A.	57,729	1,105,030
Tate & Lyle plc	3,699	49,554
Telecity Group plc	193,572	2,325,558
Tesco plc	133,251	737,767
Travis Perkins plc	1,975	61,224
TUI Travel plc	4,171	28,533
Tullow Oil plc	28,906	409,262
Unilever plc	24,545	1,008,816
United Utilities Group plc	5,754	63,983
Vodafone Group plc	715,490	2,808,013
Weir Group plc	1,812	63,972
Whitbread plc	1,538	95,532
William Hill plc	8,291	55,179
WM Morrison Supermarkets plc	19,301	83,419
WPP plc	44,897	1,025,991

		52,769,190

United States (2.2%)
Carnival Corp.	28,314	1,137,373
Catamaran Corp.*	27,347	1,298,435
Gilead Sciences, Inc.*	15,832	1,189,775
MasterCard, Inc., Class A	2,183	1,823,809
Perrigo Co. plc	1	78
Schlumberger Ltd.	27,716	2,497,489

		7,946,959

Total Common Stocks (80.1%) (Cost $205,218,948)		283,073,121

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.2%)
iShares® MSCI United Kingdom ETF
(Cost $509,462)	28,155	587,876

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $—)	7,487	5,109

Total Investments (80.3%) (Cost $205,728,410)		283,666,106
Other Assets Less Liabilities (19.7%)		69,598,913

Net Assets (100%)		$353,265,019

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

*	Non-income producing.
†	Securities (totaling $15,980 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $522,175 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$732,309	$—	$498,681	$436,589	$27,173	$(22,804)

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	605	March-14	$24,642,278	$25,867,838	$1,225,560
FTSE 100 Index	147	March-14	15,692,016	16,303,366	611,350
SPI 200 Index	54	March-14	6,123,373	6,410,397	287,024
TOPIX Index	127	March-14	15,155,104	15,707,672	552,568

					$2,676,502

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	9,000	$12,381,030	$12,408,525	$(27,495)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Danish Krone vs. U.S. Dollar, expiring 1/2/14	State Street Bank & Trust	1,241	$227,996	$228,910	$(914)

					$(28,409)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$8,210,339	$38,570,927	$—	$46,781,266
Consumer Staples	46,439	22,470,040	—	22,516,479
Energy	9,485,167	16,715,866	—	26,201,033
Financials	6,763,882	52,920,269	—	59,684,151
Health Care	6,709,356	24,911,056	—	31,620,412
Industrials	4,653,912	28,563,432	15,980	33,233,324
Information Technology	11,563,566	18,417,754	—	29,981,320
Materials	2,403,645	17,926,492	—	20,330,137
Telecommunication Services	644,405	7,761,541	—	8,405,946
Utilities	—	4,319,053	—	4,319,053
Futures	2,676,502	—	—	2,676,502
Investment Companies
Exchange Traded Funds (ETFs)	587,876	—	—	587,876
Rights
Energy	—	5,109	—	5,109

Total Assets	$53,745,089	$232,581,539	$15,980	$286,342,608

Liabilities:
Forward Currency Contracts	$—	$(28,409)	$—	$(28,409)

Total Liabilities	$—	$(28,409)	$—	$(28,409)

Total	$53,745,089	$232,553,130	$15,980	$286,314,199

(a) A security with a market value of $1,384,620 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized
	appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,676,502	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,676,502

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(28,409)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(28,409)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	741,450	—	741,450
Credit contracts	—	—	—	—	—
Equity contracts	—	23,687,113	—	—	23,687,113
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$23,687,113	$741,450	$—	$24,428,563

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(167,742)	—	(167,742)
Credit contracts	—	—	—	—	—
Equity contracts	—	(442,081)	—	—	(442,081)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(442,081)	$(167,742)	$—	$(609,823)

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $11,933,000 and futures contracts with an average notional balance of approximately $101,545,000 for the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$2,676,502 (c	)	$—	$—	$2,676,502

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$27,495	$—	$—	$27,495
State Street Bank & Trust	914	—	—	914

	$28,409	$—	$—	$28,409

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$162,352,856
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$267,935,852

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$85,423,856
Aggregate gross unrealized depreciation	(10,158,798)

Net unrealized appreciation	$75,265,058

Federal income tax cost of investments	$208,401,048

The Portfolio has a net capital loss carryforward of $1,051,476,094 of which $79,721,486 expires in the year 2016 and $971,754,608 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $47,357,294 during 2013.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $763,049 for Short Term and $9,006,540 for Long Term during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $315,975)	$436,589
Unaffiliated Issuers (Cost $205,412,435)	283,229,517
Cash	12,066,649
Foreign cash (Cost $56,104,318)	51,299,555
Cash held as collateral at broker	4,189,000
Receivable for securities sold	1,344,255
Dividends, interest and other receivables	1,254,435
Due from broker for futures variation margin	189,595
Receivable from Separate Accounts for Trust shares sold	82,206
Other assets	1,901

Total assets	354,093,702

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	224,953
Investment management fees payable	195,916
Payable for securities purchased	112,675
Administrative fees payable	76,344
Trustees’ fees payable	34,359
Unrealized depreciation on forward foreign currency contracts	28,409
Distribution fees payable - Class B	21,977
Distribution fees payable - Class A	2,845
Accrued expenses	131,205

Total liabilities	828,683

NET ASSETS	$353,265,019

Net assets were comprised of:
Paid in capital	$1,358,685,009
Accumulated undistributed net investment income (loss)	(519,478)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,080,723,166)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	75,822,654

Net assets	$353,265,019

Class A
Net asset value, offering and redemption price per share, $13,704,389 / 1,138,735 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.03

Class B
Net asset value, offering and redemption price per share, $106,515,068 / 8,867,746 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.01

Class K
Net asset value, offering and redemption price per share, $233,045,562 / 19,365,240 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.03

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($27,173 of dividend income received from affiliates) (net of $920,062 foreign withholding tax)	$11,808,844
Interest	64,878

Total income	11,873,722

EXPENSES
Investment management fees	4,585,952
Administrative fees	841,959
Distribution fees - Class B	684,232
Custodian fees	265,100
Professional fees	79,676
Printing and mailing expenses	61,427
Distribution fees - Class A	32,169
Trustees’ fees	13,458
Miscellaneous	197,022

Gross expenses	6,760,995
Less: Waiver from investment manager	(374,445)
Fees paid indirectly	(32,600)

Net expenses	6,353,950

NET INVESTMENT INCOME (LOSS)	5,519,772

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on: Investments ($(22,804) of realized gain (loss) from affiliates)	75,393,471
Futures	23,687,113
Foreign currency transactions	(901,126)

Net realized gain (loss)	98,179,458

Change in unrealized appreciation (depreciation) on: Investments ($202,961 of change in unrealized appreciation (depreciation) from affiliates)	(30,914,340)
Futures	(442,081)
Foreign currency translations	(5,674,428)

Net change in unrealized appreciation (depreciation)	(37,030,849)

NET REALIZED AND UNREALIZED GAIN (LOSS)	61,148,609

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,668,381

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,519,772	$9,935,697
Net realized gain (loss) on investments, futures and foreign currency transactions	98,179,458	33,488,361
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(37,030,849)	79,694,841

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,668,381	123,118,899

DIVIDENDS:
Dividends from net investment income
Class A	(153,657)	(166,961)
Class B	(1,188,449)	(6,209,773)
Class K	(3,167,330)	(4,833,330)

TOTAL DIVIDENDS	(4,509,436)	(11,210,064)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 137,073 and 72,228 shares, respectively ]	1,513,830	686,041
Capital shares issued in reinvestment of dividends [ 13,325 and 16,291 shares, respectively ]	153,657	166,961
Capital shares repurchased [ (195,020) and (181,957) shares, respectively ]	(2,172,196)	(1,738,020)

Total Class A transactions	(504,709)	(885,018)

Class B
Capital shares sold [ 2,112,883 and 3,096,586 shares, respectively ]	23,009,784	29,240,314
Capital shares issued in reinvestment of dividends [ 103,264 and 607,084 shares, respectively ]	1,188,449	6,209,773
Capital shares repurchased [ (4,991,250) and (7,815,664) shares, respectively ]	(54,131,008)	(74,451,766)
Capital shares repurchased in-kind (Note 10)[ (32,482,272) and 0 shares, respectively ]	(336,328,768)	—

Total Class B transactions	(366,261,543)	(39,001,679)

Class K
Capital shares sold [ 256,300 and 149,048 shares, respectively ]	2,991,808	1,467,615
Capital shares issued in reinvestment of dividends [ 274,715 and 471,082 shares, respectively ]	3,167,330	4,833,330
Capital shares repurchased [ (10,185,616) and (5,127,342) shares, respectively ]	(113,396,415)	(49,240,272)

Total Class K transactions	(107,237,277)	(42,939,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(474,003,529)	(82,826,024)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(411,844,584)	29,082,811
NET ASSETS:
Beginning of year	765,109,603	736,026,792

End of year (a)	$353,265,019	$765,109,603

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(519,478)	$(1,389,148)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.30	$8.87	$11.04	$10.62	$8.29

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.12 (e)	0.20 (e)	0.13 (e)	0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.80	1.45	(2.17)	0.64	2.37

Total from investment operations	1.87	1.57	(1.97)	0.77	2.51

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.20)	(0.35)	(0.18)

Net asset value, end of year	$12.03	$10.30	$8.87	$11.04	$10.62

Total return	18.18%	17.73%	(17.84)%	7.32%	30.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,704	$12,193	$11,328	$416,772	$592,797
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.30%	1.30%	1.04%	1.04%	0.97%
After waivers, reimbursements and fees paid indirectly (f)	1.30%	1.30%	1.04%	1.04%	0.97%
Before waivers, reimbursements and fees paid indirectly (f)	1.40%	1.31%	1.04%	1.04%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.65%	1.22%	1.81%	1.29%	1.65%
After waivers, reimbursements and fees paid indirectly (f)	0.65%	1.22%	1.81%	1.29%	1.65%
Before waivers, reimbursements and fees paid indirectly (f)	0.55%	1.22%	1.81%	1.29%	1.56%
Portfolio turnover rate	38%	22%	55%	47%	87%

	Year Ended December 31,
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.29	$8.86	$11.02	$10.61	$8.28

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.13 (e)	0.11 (e)	0.15	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.74	1.45	(2.11)	0.62	2.33

Total from investment operations	1.86	1.57	(1.98)	0.73	2.48

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.18)	(0.32)	(0.15)

Net asset value, end of year	$12.01	$10.29	$8.86	$11.02	$10.61

Total return	18.10%	17.74%	(17.99)%	6.95%	29.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$106,515	$453,899	$427,242	$575,326	$594,043
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.30%	1.30%	1.29%	1.29%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.29%	1.30%	1.29%	1.29%	1.25%
Before waivers, reimbursements and fees paid indirectly (f)	1.35%	1.31%	1.29%	1.29%	1.31	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.12%	1.23%	1.22%	1.09%	1.66%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.23%	1.22%	1.09%	1.66%
Before waivers, reimbursements and fees paid indirectly (f)	1.07%	1.22%	1.22%	1.09%	1.62%
Portfolio turnover rate	38%	22%	55%	47%	87%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.30	$8.87	$9.52

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.14 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.80	1.46	(0.51)

Total from investment operations	1.90	1.60	(0.49)

Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.16)

Net asset value, end of period	$12.03	$10.30	$8.87

Total return (b)	18.48%	18.02%	(5.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$233,046	$299,017	$297,457
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05%	1.05%	1.06%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.05%	1.05%	1.06%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.15%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.92%	1.48%	0.57%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.93%	1.48%	0.57%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.83%	1.48%	0.57%
Portfolio turnover rate	38%	22%	55%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	Janus Capital Management LLC

➢	Thornburg Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	34.31%	16.26%	6.14%
Portfolio – Class B Shares*	34.22	16.07	5.92
Portfolio – Class K Shares**	34.65	N/A	21.80
S&P 500 Index	32.39	17.94	7.41
Volatility Managed Index – Large Cap Core	32.39	16.27	9.21
* Date of inception 12/31/01. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 34.31% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P 500 Index, returned 32.39%, and the Volatility Managed Index — Large Cap Core returned 32.39%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Individual stock selection was the most important contributor to relative performance across multiple sectors of the Portfolio.

•

The top individual Portfolio contributors were Health Care holdings Gilead Sciences, Inc. and Thermo Fisher Scientific, Inc. and Gogo Inc., a provider of in-flight wireless technology, in the Information Technology sector.

•	A relative overweight in the Consumer Discretionary sector was also positive.

•	Health Care holdings Valeant Pharmaceutical International, Inc. and Community Health Systems were additive to relative performance.

•	An underweight to weak performing global technology company International Business Machines Corp. was positive for the Portfolio.

•

The two top contributors for the year within the Financials sector were Hartford Financial Services, Inc. and MetLife, Inc. . Within Telecommunication Services, Japanese firm Softbank Corp. was a notable contributor.

What hurt performance during the year:

•	Holdings in the Industrials and Energy sectors weighed the most on relative performance. Industrial holding ADT Corporation was the leading relative detractor.

•

Utilities holding Exelon Corp, Materials holding Newcrest Mining Ltd., Consumer Discretionary holding Life Time Fitness, Inc., Information Technology holding Liquidity Services, Inc. and Industrials holding Covanta Holding Corp. were also top detractors.

•	From a sector perspective, the Portfolio’s underweight position in the Industrials sector detracted from relative performance.

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	17.9%
Consumer Discretionary	14.6
Health Care	13.9
Financials	12.9
Energy	9.1
Industrials	8.7
Consumer Staples	7.4
Telecommunication Services	2.9
Materials	2.8
Utilities	2.0
Cash and Other	7.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,183.67	$6.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.89
Class B
Actual	1,000.00	1,182.84	6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.91
Class K
Actual	1,000.00	1,185.66	5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.63	4.62

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.15%, 1.15%, and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.6%)
Auto Components (0.6%)
BorgWarner, Inc	3,628	$202,842
Delphi Automotive plc	38,899	2,338,997
Goodyear Tire & Rubber Co	3,773	89,986
Johnson Controls, Inc	10,697	548,756
Lear Corp	2,600	210,522
TRW Automotive Holdings Corp.*	6,500	483,535

		3,874,638

Automobiles (0.6%)
Ford Motor Co	112,095	1,729,626
General Motors Co.*	36,377	1,486,728
Harley-Davidson, Inc	3,432	237,632

		3,453,986

Distributors (0.0%)
Genuine Parts Co	2,409	200,405

Diversified Consumer Services (0.3%)
Bright Horizons Family Solutions, Inc.*	46,484	1,707,822
H&R Block, Inc	4,175	121,242

		1,829,064

Hotels, Restaurants & Leisure (3.0%)
Carnival Corp	6,804	273,317
Chipotle Mexican Grill, Inc.*	560	298,357
Darden Restaurants, Inc	2,007	109,120
International Game Technology	3,794	68,899
Las Vegas Sands Corp	40,714	3,211,113
Life Time Fitness, Inc.*	48,346	2,272,262
Marriott International, Inc., Class A	3,462	170,884
McDonald’s Corp	18,044	1,750,809
MGM Resorts International*	102,800	2,417,856
Starbucks Corp	80,903	6,341,986
Starwood Hotels & Resorts Worldwide, Inc	2,951	234,457
Wyndham Worldwide Corp	2,068	152,391
Wynn Resorts Ltd	1,285	249,560
Yum! Brands, Inc	6,965	526,624

		18,077,635

Household Durables (1.0%)
D.R. Horton, Inc.*	4,355	97,204
Garmin Ltd	23,018	1,063,892
Harman International Industries, Inc	1,044	85,451
Leggett & Platt, Inc	2,168	67,078
Lennar Corp., Class A	2,589	102,421
Mohawk Industries, Inc.*	1,000	148,900
Newell Rubbermaid, Inc	4,416	143,123
PulteGroup, Inc	40,224	819,363
Tupperware Brands Corp	35,959	3,399,204
Whirlpool Corp	1,204	188,859

		6,115,495

Internet & Catalog Retail (1.7%)
Amazon.com, Inc.*	11,719	4,673,420
Expedia, Inc	1,585	110,411

Netflix, Inc.*	983	$361,911
priceline.com, Inc.*	4,360	5,068,064
TripAdvisor, Inc.*	1,746	144,621

		10,358,427

Leisure Equipment & Products (0.1%)
Hasbro, Inc	1,766	97,148
Mattel, Inc	5,218	248,272

		345,420

Media (3.1%)
Cablevision Systems Corp. - New York Group, Class A	3,292	59,025
CBS Corp. (Non-Voting), Class B	48,196	3,072,013
Comcast Corp., Class A	49,226	2,558,029
DIRECTV*	7,614	526,051
Discovery Communications, Inc., Class A*	3,567	322,528
Gannett Co., Inc	24,332	719,740
Graham Holdings Co., Class B*	80	53,066
Interpublic Group of Cos., Inc	6,444	114,059
Liberty Global plc*	5,941	500,945
Liberty Global plc, Class A*	3,399	302,477
News Corp., Class A*	7,687	138,520
Omnicom Group, Inc	3,994	297,034
Regal Entertainment Group, Class A	9,072	176,450
Scripps Networks Interactive, Inc., Class A	1,665	143,873
Time Warner Cable, Inc	4,432	600,536
Time Warner, Inc	18,373	1,280,966
Twenty-First Century Fox, Inc., Class A	122,871	4,322,602
Viacom, Inc., Class B	14,406	1,258,220
Walt Disney Co	25,490	1,947,436

		18,393,570

Multiline Retail (0.4%)
Dollar General Corp.*	4,549	274,396
Dollar Tree, Inc.*	3,249	183,309
Family Dollar Stores, Inc	1,525	99,079
Kohl’s Corp	3,172	180,011
Macy’s, Inc	18,882	1,008,299
Nordstrom, Inc	2,228	137,690
Target Corp	9,816	621,058

		2,503,842

Specialty Retail (2.8%)
AutoNation, Inc.*	962	47,802
AutoZone, Inc.*	12,704	6,071,750
Bed Bath & Beyond, Inc.*	3,313	266,034
Best Buy Co., Inc	4,194	167,257
CarMax, Inc.*	3,515	165,275
GameStop Corp., Class A	13,047	642,695
Gap, Inc	4,076	159,290
Home Depot, Inc	33,263	2,738,875
L Brands, Inc	3,793	234,597
Lowe’s Cos., Inc	22,765	1,128,006
O’Reilly Automotive, Inc.*	1,647	211,985
PetSmart, Inc	1,614	117,419
Ross Stores, Inc	3,352	251,165
Staples, Inc	10,217	162,348
Tiffany & Co	1,747	162,087

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

TJX Cos., Inc.	63,134	$4,023,530
Urban Outfitters, Inc.*	1,643	60,955

		16,611,070

Textiles, Apparel & Luxury Goods (1.0%)
Coach, Inc.	4,316	242,257
Fossil Group, Inc.*	780	93,553
Michael Kors Holdings Ltd.*	2,807	227,900
NIKE, Inc., Class B	57,668	4,535,012
PVH Corp.	1,333	181,315
Ralph Lauren Corp.	963	170,037
VF Corp.	5,460	340,376

		5,790,450

Total Consumer Discretionary		87,554,002

Consumer Staples (7.4%)
Beverages (1.2%)
Beam, Inc.	2,589	176,208
Brown-Forman Corp., Class B	2,528	191,041
Coca-Cola Co.	59,272	2,448,526
Coca-Cola Enterprises, Inc.	3,755	165,708
Constellation Brands, Inc., Class A*	2,648	186,366
Diageo plc (ADR)	9,065	1,200,387
Dr. Pepper Snapple Group, Inc.	3,111	151,568
Molson Coors Brewing Co., Class B	2,409	135,266
Monster Beverage Corp.*	2,109	142,927
PepsiCo, Inc.	31,266	2,593,202

		7,391,199

Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	6,844	814,504
CVS Caremark Corp.	25,393	1,817,377
Koninklijke Ahold N.V	44,391	796,947
Kroger Co.	34,630	1,368,924
Safeway, Inc.	3,793	123,538
Sysco Corp.	9,072	327,499
Walgreen Co.	126,907	7,289,538
Wal-Mart Stores, Inc.	32,864	2,586,068
Whole Foods Market, Inc.	5,799	335,356

		15,459,751

Food Products (1.5%)
Archer-Daniels-Midland Co.	10,196	442,507
Campbell Soup Co.	2,730	118,154
ConAgra Foods, Inc.	6,562	221,139
General Mills, Inc.	9,835	490,865
Hershey Co.	2,328	226,352
Hormel Foods Corp.	2,107	95,173
J.M. Smucker Co.	1,686	174,703
Kellogg Co.	4,054	247,578
Kraft Foods Group, Inc.	11,901	641,702
McCormick & Co., Inc. (Non-Voting)	2,087	143,836
Mead Johnson Nutrition Co.	3,125	261,750
Mondelez International, Inc., Class A	156,550	5,526,215
Tyson Foods, Inc., Class A	4,216	141,067

		8,731,041

Household Products (1.2%)
Clorox Co.	2,007	$186,169
Colgate-Palmolive Co.	33,112	2,159,234
Kimberly-Clark Corp.	8,330	870,152
Procter & Gamble Co.	52,511	4,274,920

		7,490,475

Personal Products (0.1%)
Avon Products, Inc.	6,764	116,476
Estee Lauder Cos., Inc., Class A	3,993	300,753

		417,229

Tobacco (0.8%)
Altria Group, Inc.	31,171	1,196,655
Lorillard, Inc.	5,721	289,940
Philip Morris International, Inc.	37,757	3,289,767
Reynolds American, Inc.	4,858	242,852

		5,019,214

Total Consumer Staples		44,508,909

Energy (9.1%)
Energy Equipment & Services (1.9%)
Baker Hughes, Inc.	6,894	380,962
Cameron International Corp.*	3,673	218,654
Diamond Offshore Drilling, Inc.	1,044	59,424
Dresser-Rand Group, Inc.*	61,400	3,661,282
Ensco plc, Class A	3,621	207,049
FMC Technologies, Inc.*	3,693	192,812
Frank’s International N.V	67,906	1,833,462
Halliburton Co.	29,471	1,495,653
Helmerich & Payne, Inc.	1,700	142,936
Nabors Industries Ltd.	3,996	67,892
National Oilwell Varco, Inc.	6,683	531,499
Noble Corp. plc	3,948	147,932
Rowan Cos., plc, Class A*	1,927	68,139
Schlumberger Ltd.	20,539	1,850,769
Transocean Ltd.	5,219	257,923

		11,116,388

Oil, Gas & Consumable Fuels (7.2%)
Anadarko Petroleum Corp.	7,888	625,676
Antero Resources Corp.*	25,900	1,643,096
Apache Corp.	6,202	533,000
Bankers Petroleum Ltd.*	266,381	1,095,867
Cabot Oil & Gas Corp.	6,522	252,793
Chesapeake Energy Corp.	7,828	212,452
Chevron Corp.	62,332	7,785,890
ConocoPhillips Co.	19,086	1,348,426
CONSOL Energy, Inc.	3,552	135,118
Denbury Resources, Inc.*	5,725	94,062
Devon Energy Corp.	5,961	368,807
EOG Resources, Inc.	4,275	717,516
EQT Corp.	2,328	209,008
Exxon Mobil Corp.#	75,886	7,679,663
Hess Corp.	18,176	1,508,608
HollyFrontier Corp.	66,500	3,304,385
INPEX Corp.	133,600	1,710,121
Kinder Morgan, Inc.	10,431	375,516
Marathon Oil Corp.	10,819	381,911
Marathon Petroleum Corp.	14,659	1,344,670
Murphy Oil Corp.	2,690	174,527

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Newfield Exploration Co.*	2,087	$51,403
Noble Energy, Inc.	5,559	378,623
Occidental Petroleum Corp.	22,905	2,178,265
Pacific Rubiales Energy Corp.	44,021	760,033
Peabody Energy Corp.	4,194	81,909
Phillips 66	12,204	941,294
Pioneer Natural Resources Co.	2,227	409,924
QEP Resources, Inc.	2,787	85,422
Range Resources Corp.	2,589	218,279
Southwestern Energy Co.*	5,479	215,489
Spectra Energy Corp.	10,416	371,018
Tesoro Corp.	2,068	120,978
Total S.A	72,122	4,418,188
Valero Energy Corp.	25,810	1,300,824
Williams Cos., Inc.	10,634	410,153
WPX Energy, Inc.*	3,051	62,179

		43,505,093

Total Energy		54,621,481

Financials (12.9%)
Capital Markets (1.2%)
Ameriprise Financial, Inc.	3,092	355,735
Bank of New York Mellon Corp.	17,905	625,601
BlackRock, Inc.	1,977	625,661
Blackstone Group LP	29,865	940,747
Charles Schwab Corp.	18,040	469,040
E*TRADE Financial Corp.*	17,002	333,919
Franklin Resources, Inc.	6,304	363,930
Goldman Sachs Group, Inc.	8,630	1,529,754
Invesco Ltd.	6,824	248,394
Legg Mason, Inc.	1,647	71,611
Morgan Stanley	21,555	675,965
Northern Trust Corp.	3,472	214,882
State Street Corp.	9,054	664,473
T. Rowe Price Group, Inc.	4,034	337,928

		7,457,640

Commercial Banks (2.0%)
BB&T Corp.	10,958	408,952
CIT Group, Inc.	13,900	724,607
Comerica, Inc.	2,870	136,440
Fifth Third BanCorp	13,710	288,321
First Republic Bank/California	47,700	2,497,095
Huntington Bancshares, Inc./Ohio	12,947	124,938
KeyCorp	13,912	186,699
M&T Bank Corp.	2,047	238,312
PNC Financial Services Group, Inc.	8,339	646,940
Regions Financial Corp.	21,437	212,012
SunTrust Banks, Inc.	8,269	304,382
U.S. Bancorp/Minnesota	32,604	1,317,201
Wells Fargo & Co.	104,009	4,722,009
Zions Bancorp	2,810	84,188

		11,892,096

Consumer Finance (0.9%)
American Express Co.	31,558	2,863,257
Capital One Financial Corp.	20,192	1,546,909
Discover Financial Services	19,348	1,082,521
SLM Corp.	6,726	176,759

		5,669,446

Diversified Financial Services (3.2%)
Bank of America Corp.	254,179	$3,957,567
Citigroup, Inc.	73,967	3,854,420
CME Group, Inc./Illinois	4,937	387,357
ING US, Inc.	4,700	165,205
IntercontinentalExchange Group, Inc..	1,866	419,701
JPMorgan Chase & Co.	160,330	9,376,099
Leucadia National Corp.	4,851	137,477
McGraw Hill Financial, Inc.	5,435	425,017
Moody’s Corp.	2,970	233,056
NASDAQ OMX Group, Inc.	1,766	70,287

		19,026,186

Insurance (4.5%)
ACE Ltd.	5,371	556,060
Aflac, Inc.	7,226	482,697
Allstate Corp.	7,066	385,380
American Financial Group, Inc./Ohio	9,800	565,656
American International Group, Inc.	43,170	2,203,828
Aon plc	14,178	1,189,392
Assurant, Inc.	6,104	405,122
Berkshire Hathaway, Inc., Class B*	28,154	3,337,938
Chubb Corp.	12,294	1,187,969
Cincinnati Financial Corp.	2,248	117,728
Everest Reinsurance Group Ltd.	1,100	171,457
Genworth Financial, Inc., Class A*	42,547	660,755
Hartford Financial Services Group, Inc..	130,271	4,719,718
Lincoln National Corp.	17,755	916,513
Loews Corp.	4,717	227,548
Marsh & McLennan Cos., Inc.	8,530	412,511
MetLife, Inc.	123,414	6,654,483
PartnerReinsurance Ltd.	6,904	727,889
Principal Financial Group, Inc.	4,255	209,814
Progressive Corp.	8,571	233,731
Prudential Financial, Inc.	7,226	666,382
Torchmark Corp.	1,445	112,927
Travelers Cos., Inc.	7,748	701,504
Unum Group	4,035	141,548
XL Group plc	4,337	138,090

		27,126,640

Real Estate Investment Trusts (REITs) (0.8%)
American Tower Corp. (REIT)	6,202	495,044
Apartment Investment & Management Co. (REIT), Class A	2,248	58,246
AvalonBay Communities, Inc. (REIT)	1,925	227,593
Boston Properties, Inc. (REIT)	2,428	243,698
Equity Residential (REIT)	5,256	272,629
General Growth Properties, Inc. (REIT) .	8,394	168,468
HCP, Inc. (REIT)	7,064	256,564
Health Care REIT, Inc. (REIT)	4,532	242,779
Host Hotels & Resorts, Inc. (REIT)	11,726	227,953
Kimco Realty Corp. (REIT)	6,362	125,650
Macerich Co. (REIT)	2,152	126,731

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Plum Creek Timber Co., Inc. (REIT)	2,689	$125,065
Prologis, Inc. (REIT)	7,703	284,626
Public Storage (REIT)	2,248	338,369
Simon Property Group, Inc. (REIT)	4,844	737,063
Ventas, Inc. (REIT)	4,583	262,514
Vornado Realty Trust (REIT)	2,724	241,864
Weyerhaeuser Co. (REIT)	9,087	286,877

		4,721,733

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	4,256	111,933

Thrifts & Mortgage Finance (0.3%)
Essent Group Ltd.*	69,846	1,680,495
Hudson City Bancorp, Inc.	7,406	69,839
People’s United Financial, Inc.	4,879	73,770

		1,824,104

Total Financials		77,829,778

Health Care (13.9%)
Biotechnology (3.7%)
Alexion Pharmaceuticals, Inc.*	3,035	403,837
Amgen, Inc.	11,826	1,350,056
Biogen Idec, Inc.*	3,693	1,033,117
Celgene Corp.*	29,289	4,948,669
Gilead Sciences, Inc.*	166,259	12,494,364
Regeneron Pharmaceuticals, Inc.*	1,287	354,234
Vertex Pharmaceuticals, Inc.*	18,972	1,409,620

		21,993,897

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	24,126	924,750
Baxter International, Inc.	8,510	591,871
Becton, Dickinson and Co.	3,031	334,895
Boston Scientific Corp.*	20,817	250,220
C.R. Bard, Inc.	1,204	161,264
CareFusion Corp.*	3,212	127,902
Covidien plc	9,395	639,799
DENTSPLY International, Inc.	2,168	105,105
Edwards Lifesciences Corp.*	1,697	111,595
Intuitive Surgical, Inc.*	642	246,579
Medtronic, Inc.	32,616	1,871,832
St. Jude Medical, Inc.	4,517	279,828
Stryker Corp.	4,596	345,343
Varian Medical Systems, Inc.*	1,686	130,985
Zimmer Holdings, Inc.	2,630	245,090

		6,367,058

Health Care Providers & Services (2.3%)
Aetna, Inc.	15,149	1,039,070
AmerisourceBergen Corp.	3,554	249,882
Cardinal Health, Inc.	5,299	354,026
Cigna Corp.	4,316	377,564
DaVita HealthCare Partners, Inc.*	2,730	173,000
Express Scripts Holding Co.*	122,824	8,627,158
Health Net, Inc.*	7,788	231,070
Humana, Inc.	2,489	256,914
Laboratory Corp. of America Holdings*	1,325	121,065

McKesson Corp.	3,593	$579,910
Patterson Cos., Inc.	1,285	52,942
Quest Diagnostics, Inc.	2,289	122,553
Tenet Healthcare Corp.*	1,506	63,433
UnitedHealth Group, Inc.	15,676	1,180,403
WellPoint, Inc.	5,958	550,460

		13,979,450

Health Care Technology (0.0%)
Cerner Corp.*	4,612	257,073

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	5,179	296,187
Life Technologies Corp.*	2,730	206,934
PerkinElmer, Inc.	1,666	68,689
Thermo Fisher Scientific, Inc.	60,078	6,689,685
Waters Corp.*	1,365	136,500

		7,397,995

Pharmaceuticals (5.6%)
AbbVie, Inc.	24,826	1,311,061
Actavis plc*	2,717	456,456
Allergan, Inc.	18,271	2,029,543
Bristol-Myers Squibb Co.	51,987	2,763,109
Eli Lilly and Co.	15,416	786,216
Forest Laboratories, Inc.*	3,713	222,891
GlaxoSmithKline plc (ADR)	12,800	683,392
Hospira, Inc.*	2,589	106,874
Johnson & Johnson	60,411	5,533,044
Merck & Co., Inc.	59,769	2,991,438
Mylan, Inc.*	5,962	258,751
Perrigo Co. plc	1,990	305,385
Pfizer, Inc.	160,703	4,922,333
Roche Holding AG	11,303	3,157,567
Roche Holding AG (ADR)	7,065	495,963
Valeant Pharmaceuticals International, Inc.*	20,695	2,429,593
Zoetis, Inc.	162,154	5,300,814

		33,754,430

Total Health Care		83,749,903

Industrials (8.7%)
Aerospace & Defense (1.9%)
Boeing Co.	32,586	4,447,663
General Dynamics Corp.	5,238	500,491
Honeywell International, Inc.	12,223	1,116,815
L-3 Communications Holdings, Inc.	1,425	152,275
Lockheed Martin Corp.	4,275	635,521
Northrop Grumman Corp.	4,739	543,137
Precision Castparts Corp.	7,135	1,921,455
Raytheon Co.	5,038	456,947
Rockwell Collins, Inc.	2,068	152,867
Textron, Inc.	4,335	159,355
United Technologies Corp.	13,206	1,502,843

		11,589,369

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	2,389	139,374
Expeditors International of Washington, Inc.	3,211	142,087
FedEx Corp.	4,696	675,144

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

United Parcel Service, Inc., Class B	11,159	$1,172,588

		2,129,193

Airlines (0.6%)
American Airlines Group, Inc.*	104,000	2,626,000
Delta Air Lines, Inc.	23,731	651,891
Southwest Airlines Co.	10,881	204,998

		3,482,889

Building Products (0.0%)
Allegion plc*	1,372	60,629
Masco Corp.	5,559	126,578

		187,207

Commercial Services & Supplies (1.6%)
ADT Corp.	84,375	3,414,656
ARAMARK Holdings Corp.*	112,732	2,955,833
Cintas Corp.	1,546	92,126
Covanta Holding Corp.	110,700	1,964,925
Iron Mountain, Inc.	2,591	78,637
Pitney Bowes, Inc.	3,091	72,021
Republic Services, Inc.	4,176	138,643
Stericycle, Inc.*	1,325	153,925
Tyco International Ltd.	7,261	297,992
Waste Management, Inc.	6,744	302,603

		9,471,361

Construction & Engineering (0.1%)
Fluor Corp.	2,569	206,265
Jacobs Engineering Group, Inc.*	2,007	126,421
Quanta Services, Inc.*	3,292	103,896

		436,582

Electrical Equipment (0.3%)
AMETEK, Inc.	3,787	199,461
Eaton Corp. plc	7,446	566,790
Emerson Electric Co.	10,940	767,769
Rockwell Automation, Inc.	2,168	256,171
Roper Industries, Inc.	1,525	211,487

		2,001,678

Industrial Conglomerates (1.4%)
3M Co.	11,375	1,595,344
Danaher Corp.	9,372	723,518
General Electric Co.	209,942	5,884,674

		8,203,536

Machinery (0.9%)
Caterpillar, Inc.	9,916	900,472
Cummins, Inc.	2,730	384,848
Deere & Co.	6,002	548,163
Dover Corp.	2,710	261,623
Flowserve Corp.	2,209	174,136
Illinois Tool Works, Inc.	17,372	1,460,638
Ingersoll-Rand plc	5,581	343,790
Joy Global, Inc.	1,615	94,461
PACCAR, Inc.	5,559	328,926
Pall Corp.	1,766	150,728
Parker Hannifin Corp.	3,091	397,626
Pentair Ltd. (Registered)	3,149	244,583
Snap-on, Inc.	883	96,706

Stanley Black & Decker, Inc.	2,431	$196,157
Xylem, Inc.	2,810	97,226

		5,680,083

Professional Services (0.4%)
Dun & Bradstreet Corp.	623	76,473
Equifax, Inc.	1,847	127,609
Nielsen Holdings N.V	45,274	2,077,624
Robert Half International, Inc.	2,128	89,355

		2,371,061

Road & Rail (0.9%)
CSX Corp.	15,757	453,329
Kansas City Southern	1,710	211,749
Norfolk Southern Corp.	4,878	452,825
Ryder System, Inc.	803	59,245
Union Pacific Corp.	24,543	4,123,224

		5,300,372

Trading Companies & Distributors (0.3%)
Fastenal Co.	4,275	203,105
Fly Leasing Ltd. (ADR)	69,588	1,118,279
W.W. Grainger, Inc.	963	245,970

		1,567,354

Total Industrials		52,420,685

Information Technology (17.9%)
Communications Equipment (1.2%)
Cisco Systems, Inc.	105,970	2,379,027
F5 Networks, Inc.*	1,204	109,395
Harris Corp.	10,666	744,593
Juniper Networks, Inc.*	7,809	176,249
Motorola Solutions, Inc.	3,592	242,460
QUALCOMM, Inc.	49,355	3,664,609

		7,316,333

Computers & Peripherals (3.8%)
Apple, Inc.	33,580	18,842,074
EMC Corp.	32,115	807,692
Hewlett-Packard Co.	74,624	2,087,979
NetApp, Inc.	5,320	218,865
SanDisk Corp.	3,493	246,396
Seagate Technology plc	5,119	287,483
Western Digital Corp.	3,252	272,843

		22,763,332

Electronic Equipment, Instruments & Components (1.5%)
Amphenol Corp., Class A	33,777	3,012,233
Arrow Electronics, Inc.*	8,189	444,253
CDW Corp.	85,000	1,985,600
Corning, Inc.	22,541	401,681
FLIR Systems, Inc.	2,128	64,053
Jabil Circuit, Inc.	2,790	48,658
TE Connectivity Ltd.	60,659	3,342,917

		9,299,395

Internet Software & Services (4.4%)
Akamai Technologies, Inc.*	2,730	128,801
eBay, Inc.*	38,893	2,134,837
Facebook, Inc., Class A*	74,877	4,092,777
Google, Inc., Class A*	13,193	14,785,527
Marin Software, Inc.*	40,500	414,720

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

VeriSign, Inc.*	74,324	$4,443,089
Yahoo!, Inc.*	14,737	595,964

		26,595,715

IT Services (2.2%)
Accenture plc, Class A	9,911	814,882
Alliance Data Systems Corp.*	800	210,344
Amdocs Ltd.	9,072	374,129
Automatic Data Processing, Inc.	7,566	611,409
Cognizant Technology Solutions Corp., Class A*	4,756	480,261
Computer Sciences Corp.	2,228	124,501
Fidelity National Information Services, Inc.	4,554	244,459
Fiserv, Inc.*	4,174	246,475
International Business Machines Corp.	19,351	3,629,667
MasterCard, Inc., Class A	4,999	4,176,465
Paychex, Inc.	5,078	231,201
Teradata Corp.*	2,549	115,954
Total System Services, Inc.	2,589	86,162
Visa, Inc., Class A	7,993	1,779,881
Western Union Co.	8,613	148,574

		13,274,364

Office Electronics (0.2%)
Xerox Corp.	84,115	1,023,680

Semiconductors & Semiconductor Equipment (1.3%)
Altera Corp.	4,997	162,552
Analog Devices, Inc.	4,876	248,335
Applied Materials, Inc.	52,107	921,773
ARM Holdings plc (ADR)	28,642	1,567,863
Broadcom Corp., Class A	8,348	247,518
First Solar, Inc.*	1,083	59,175
Intel Corp.	77,622	2,015,067
KLA-Tencor Corp.	2,569	165,598
Lam Research Corp.*	4,812	262,013
Linear Technology Corp.	3,632	165,438
LSI Corp.	8,490	93,560
Microchip Technology, Inc.	3,070	137,382
Micron Technology, Inc.*	30,836	670,991
NVIDIA Corp.	8,954	143,443
Texas Instruments, Inc.	17,082	750,071
Xilinx, Inc.	4,114	188,915

		7,799,694

Software (3.3%)
Activision Blizzard, Inc.	194,206	3,462,693
Adobe Systems, Inc.*	7,247	433,951
Autodesk, Inc.*	3,452	173,739
CA, Inc.	4,999	168,216
Citrix Systems, Inc.*	2,890	182,793
Electronic Arts, Inc.*	35,797	821,183
Intuit, Inc.	33,448	2,552,751
Microsoft Corp.	217,747	8,150,270
Oracle Corp.	76,008	2,908,066
Red Hat, Inc.*	2,970	166,439
Salesforce.com, Inc.*	8,628	476,179
Symantec Corp.	17,938	422,978

		19,919,258

Total Information Technology		107,991,771

Materials (2.8%)
Chemicals (2.4%)
Air Products and Chemicals, Inc.	3,292	$367,980
Airgas, Inc.	1,024	114,534
CF Industries Holdings, Inc.	963	224,418
Dow Chemical Co.	18,946	841,202
E.I. du Pont de Nemours & Co.	46,939	3,049,627
Eastman Chemical Co.	2,428	195,940
Ecolab, Inc.	4,262	444,399
FMC Corp.	2,087	157,485
International Flavors & Fragrances, Inc.	1,285	110,484
LyondellBasell Industries N.V., Class A	70,474	5,657,653
Monsanto Co.	8,269	963,752
Mosaic Co.	5,255	248,404
PPG Industries, Inc.	2,209	418,959
Praxair, Inc.	4,656	605,420
Sherwin-Williams Co.	1,365	250,477
Sigma-Aldrich Corp.	1,847	173,636
Syngenta AG (ADR)	10,094	806,914

		14,631,284

Construction Materials (0.0%)
Vulcan Materials Co.	2,007	119,256

Containers & Packaging (0.1%)
Avery Dennison Corp.	1,466	73,579
Ball Corp.	2,209	114,117
Bemis Co., Inc.	1,525	62,464
MeadWestvaco Corp.	2,749	101,521
Owens-Illinois, Inc.*	2,489	89,056
Sealed Air Corp.	3,049	103,818

		544,555

Metals & Mining (0.2%)
Alcoa, Inc.	16,658	177,075
Allegheny Technologies, Inc.	1,606	57,222
Cliffs Natural Resources, Inc.	2,368	62,065
Freeport-McMoRan Copper & Gold, Inc.	16,192	611,086
Newmont Mining Corp.	7,707	177,492
Nucor Corp.	4,997	266,740
United States Steel Corp.	2,168	63,956

		1,415,636

Paper & Forest Products (0.1%)
International Paper Co.	6,944	340,464

Total Materials		17,051,195

Telecommunication Services (2.9%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	107,147	3,767,288
CenturyLink, Inc.	9,141	291,141
Frontier Communications Corp.	15,519	72,163
Level 3 Communications, Inc.*	122,160	4,052,047
Verizon Communications, Inc.	44,656	2,194,396
Windstream Holdings, Inc.	9,272	73,991

		10,451,026

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (1.1%)
China Mobile Ltd.	203,999	$2,115,152
Crown Castle International Corp.*	5,236	384,479
SoftBank Corp.	20,685	1,807,065
Sprint Corp.*	160,638	1,726,859
Vodafone Group plc (ADR)	18,100	711,511

		6,745,066

Total Telecommunication Services		17,196,092

Utilities (2.0%)
Electric Utilities (1.3%)
American Electric Power Co., Inc.	11,566	540,595
Duke Energy Corp.	11,052	762,699
Edison International	20,558	951,835
Entergy Corp.	2,730	172,727
Exelon Corp.	67,680	1,853,755
FirstEnergy Corp.	6,523	215,129
ITC Holdings Corp.	16,000	1,533,120
NextEra Energy, Inc.	6,683	572,198
Northeast Utilities	4,833	204,871
Pepco Holdings, Inc.	3,832	73,306
Pinnacle West Capital Corp.	1,686	89,223
PPL Corp.	9,792	294,641
Southern Co.	13,768	566,003
Xcel Energy, Inc.	7,747	216,451

		8,046,553

Gas Utilities (0.1%)
AGL Resources, Inc.	1,830	86,431
Atmos Energy Corp.	9,795	444,889
ONEOK, Inc.	3,173	197,297

		728,617

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	10,254	$148,785
NRG Energy, Inc.	4,975	142,882

		291,667

Multi-Utilities (0.5%)
Ameren Corp.	3,693	133,539
CenterPoint Energy, Inc.	6,683	154,912
CMS Energy Corp.	4,094	109,596
Consolidated Edison, Inc.	4,596	254,067
Dominion Resources, Inc.	9,011	582,922
DTE Energy Co.	2,749	182,506
Integrys Energy Group, Inc.	1,204	65,510
NiSource, Inc.	4,816	158,350
PG&E Corp.	6,983	281,275
Public Service Enterprise Group, Inc.	7,888	252,732
SCANA Corp.	2,207	103,574
Sempra Energy	4,756	426,899
TECO Energy, Inc.	3,131	53,978
Wisconsin Energy Corp.	3,532	146,013

		2,905,873

Total Utilities		11,972,710

Total Investments (92.2%) (Cost $340,374,166)		$554,896,526
Other Assets Less Liabilities (7.8%)		47,234,631

Net Assets (100%)		$602,131,157

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $4,048,000.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	468	March-14	$42,139,064	$43,081,740	$942,676

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$87,554,002	$—	$—	$87,554,002
Consumer Staples	43,520,921	987,988	—	44,508,909
Energy	48,493,172	6,128,309	—	54,621,481
Financials	77,829,778	—	—	77,829,778
Health Care	80,592,336	3,157,567	—	83,749,903
Industrials	52,420,685	—	—	52,420,685
Information Technology	107,991,771	—	—	107,991,771
Materials	17,051,195	—	—	17,051,195
Telecommunication Services	13,273,875	3,922,217	—	17,196,092
Utilities	11,972,710	—	—	11,972,710
Futures	942,676	—	—	942,676

Total Assets	$541,643,121	$14,196,081	$—	$555,839,202

Total Liabilities	$—	$—	$—	$—

Total	$541,643,121	$14,196,081	$—	$555,839,202

(a) A security with a market value of $191,041 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	942,676	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$942,676

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	14,891,682	—	—	14,891,682
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$14,891,682	$—	$—	$14,891,682

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	990,866	—	—	990,866
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$990,866	$—	$—	$990,866

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $55,079,000 for the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$942,676	(c)	$—	$—	$942,676

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$194,212,267
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$254,543,553

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$217,558,460
Aggregate gross unrealized depreciation	(3,811,832)

Net unrealized appreciation	$213,746,628

Federal income tax cost of investments	$341,149,898

For the year ended December 31, 2013, the Portfolio incurred approximately $3,375 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $266,575,852, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $64,996,827 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $340,374,166)	$554,896,526
Cash	36,385,367
Cash held as collateral at broker	10,120,000
Receivable for securities sold	2,092,535
Dividends, interest and other receivables	635,245
Due from broker for futures variation margin	149,760
Receivable from Separate Accounts for Trust shares sold	3,284
Other assets	1,777

Total assets	604,284,494

LIABILITIES
Payable for securities purchased	1,108,190
Payable to Separate Accounts for Trust shares redeemed	532,613
Investment management fees payable	342,671
Administrative fees payable	108,042
Trustees’ fees payable	14,538
Distribution fees payable - Class B	5,141
Distribution fees payable - Class A	931
Accrued expenses	41,211

Total liabilities	2,153,337

NET ASSETS	$602,131,157

Net assets were comprised of:
Paid in capital	$667,575,786
Accumulated undistributed net investment income (loss)	210,490
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(281,122,717)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	215,467,598

Net assets	$602,131,157

Class A
Net asset value, offering and redemption price per share, $4,514,522 / 316,458 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.27

Class B
Net asset value, offering and redemption price per share, $24,759,378 / 1,735,710 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.26

Class K
Net asset value, offering and redemption price per share, $572,857,257 / 40,157,043 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $71,173 foreign withholding tax)	$10,330,379
Interest	79,453

Total income	10,409,832

EXPENSES
Investment management fees	4,424,005
Administrative fees	980,502
Distribution fees - Class B	223,656
Custodian fees	99,499
Professional fees	82,992
Printing and mailing expenses	80,145
Trustees’ fees	14,457
Distribution fees - Class A	10,130
Miscellaneous	22,116

Gross expenses	5,937,502
Less: Waiver from investment manager	(12,273)
Fees paid indirectly	(28,184)

Net expenses	5,897,045

NET INVESTMENT INCOME (LOSS)	4,512,787

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	86,021,318
Futures	14,891,682
Foreign currency transactions	(4,415)

Net realized gain (loss)	100,908,585

Change in unrealized appreciation (depreciation) on:
Investments	76,923,905
Futures	990,866
Foreign currency translations	1,726

Net change in unrealized appreciation (depreciation)	77,916,497

NET REALIZED AND UNREALIZED GAIN (LOSS)	178,825,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$183,337,869

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,512,787	$5,021,866
Net realized gain (loss) on investments, futures and foreign currency transactions	100,908,585	8,552,539
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	77,916,497	78,310,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	183,337,869	91,885,335

DIVIDENDS:
Dividends from net investment income
Class A	(26,114)	(21,484)
Class B	(144,548)	(890,222)
Class K	(4,767,468)	(4,118,714)

TOTAL DIVIDENDS	(4,938,130)	(5,030,420)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 26,626 and 26,918 shares, respectively ]	333,094	277,336
Capital shares issued in reinvestment of dividends [ 1,932 and 1,989 shares, respectively ]	26,114	21,484
Capital shares repurchased [ (54,362) and (80,601) shares, respectively ]	(672,014)	(827,036)

Total Class A transactions	(312,806)	(528,216)

Class B
Capital shares sold [ 581,462 and 1,082,960 shares, respectively ]	6,788,111	11,148,421
Capital shares issued in reinvestment of dividends [ 10,699 and 82,402 shares, respectively ]	144,548	890,222
Capital shares repurchased [ (1,820,852) and (2,796,224) shares, respectively ]	(21,816,461)	(28,777,003)
Capital shares repurchased in-kind (Note 10)[ (11,183,768) and 0 shares, respectively ]	(134,096,571)	—

Total Class B transactions	(148,980,373)	(16,738,360)

Class K
Capital shares sold [ 224,065 and 414,483 shares, respectively ]	2,777,617	4,247,833
Capital shares issued in reinvestment of dividends [ 351,279 and 381,398 shares, respectively ]	4,767,468	4,118,714
Capital shares repurchased [ (6,143,079) and (8,202,746) shares, respectively ]	(78,070,404)	(85,020,457)
Capital shares repurchased in-kind (Note 10)[ (11) and 0 shares, respectively ]	(130)	—

Total Class K transactions	(70,525,449)	(76,653,910)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(219,818,628)	(93,920,486)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,418,889)	(7,065,571)
NET ASSETS:
Beginning of year	643,550,046	650,615,617

End of year (a)	$602,131,157	$643,550,046

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$210,490	$888,070

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.69	$9.39	$10.17	$9.14	$6.98

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06 (e)	0.04 (e)	0.06 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.60	1.30	(0.76)	1.02	2.18

Total from investment operations	3.66	1.36	(0.72)	1.08	2.30

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.06)	(0.05)	(0.14)

Net asset value, end of year	$14.27	$10.69	$9.39	$10.17	$9.14

Total return	34.31%	14.51%	(7.11)%	11.84%	32.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,515	$3,658	$3,698	$585,508	$554,828
Ratio of expenses to average net assets:
After waivers	1.15%	1.14%	0.88%	0.90%	0.92%
After waivers and fees paid indirectly	1.14%	1.14%	0.88%	0.90%	0.81%
Before waivers and fees paid indirectly	1.15%	1.14%	0.88%	0.90%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers	0.49%	0.57%	0.35%	0.59%	1.42%
After waivers and fees paid indirectly	0.50%	0.57%	0.36%	0.60%	1.54%
Before waivers and fees paid indirectly	0.49%	0.57%	0.35%	0.59%	1.42%
Portfolio turnover rate	34%	36%	44%	44%	85%

	Year Ended December 31,
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.69	$9.39	$10.17	$9.14	$6.98

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06 (e)	0.03 (e)	0.03 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.59	1.30	(0.78)	1.03	2.18

Total from investment operations	3.65	1.36	(0.75)	1.06	2.27

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.03)	(0.03)	(0.11)

Net asset value, end of year	$14.26	$10.69	$9.39	$10.17	$9.14

Total return	34.22%	14.51%	(7.34)%	11.56%	32.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$24,759	$151,248	$148,166	$170,662	$157,673
Ratio of expenses to average net assets:
After waivers	1.15%	1.14%	1.13%	1.15%	1.17	%(c)
After waivers and fees paid indirectly	1.14%	1.14%	1.13%	1.15%	1.10%
Before fees paid indirectly	1.15%	1.14%	1.13%	1.15%	1.17	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.52%	0.57%	0.26%	0.34%	1.14%
After waivers and fees paid indirectly	0.53%	0.57%	0.26%	0.35%	1.22%
Before waivers and fees paid indirectly	0.52%	0.57%	0.26%	0.34%	1.14%
Portfolio turnover rate	34%	36%	44%	44%	85%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.69	$9.39	$9.18

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.08 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.61	1.31	0.23

Total from investment operations	3.70	1.39	0.26

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.05)

Net asset value, end of period	$14.27	$10.69	$9.39

Total return (b)	34.65%	14.80%	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$572,857	$488,644	$498,752
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.89%	0.89%
After waivers and fees paid indirectly (a)	0.89%	0.89%	0.88%
Before waivers and fees paid indirectly (a)	0.90%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.74%	0.81%	0.88%
After waivers and fees paid indirectly (a)	0.75%	0.82%	0.88%
Before waivers and fees paid indirectly (a)	0.74%	0.81%	0.88%
Portfolio turnover rate	34%	36%	44%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.
➢	Institutional Capital LLC
➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	32.20%	15.12%	6.85%
Portfolio – Class B Shares*	32.07	14.95	6.63
Portfolio – Class K Shares**	32.53	N/A	22.32
Russell 1000® Value Index	32.53	16.67	7.58
Volatility Managed Index – Large Cap Value	32.46	15.67	9.32
* Date of inception 12/31/01. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 32.20% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 1000® Value Index, returned 32.53%, and the Volatility Managed Index — Large Cap Value returned 32.46%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Overall stock selection was positive, with the Portfolio’s Financials and Telecommunication Services holdings contributing most.

•	Underweight positions in the Utilities and Energy sectors also contributed to performance.

•	In the Consumer Discretionary sector, Viacom, Inc. outperformed. Viacom has seen improved ratings and advertising revenues and returned cash to shareholders via stock repurchase and dividends.

•	Overweighting the Consumer Discretionary sector also added value.

•	Shares of voice and data communications services company Vodafone Group (security is not a benchmark constituent) supported relative returns, as did a relative underweight in AT&T Inc.

•	Stock selection in the Industrials sector also benefited relative returns. Within this sector, an overweight position in defense contractor Lockheed Martin Corp. bolstered relative results.

•

Automotive manufacturer Johnson Controls, Inc. contributed positively as the firm continued restructuring, announcing the sale of its automotive electronics business and completing headcount reductions in its European auto business.

What hurt performance during the year:

•

Stock selection in the Information Technology sector detracted from relative performance. Within this sector, a relative underweight position in strong-performing computer and personal electronics maker Apple, Inc. hurt relative results.

•	In the Materials sector, Barrick Gold Corp. lagged due to cost overruns and production delays.

•	Stock selection in the Consumer Staples sector also hampered relative returns. An overweight position in tobacco company Philip Morris International, Inc. weighed on relative performance.

•	Stock selection in Health Care weighed on relative returns as Baxter International, Inc. lagged the broader sector. The stock has been hindered by increased competition.

•	Individual positions that detracted from relative performance included electric utility Exelon Corp., which was hampered by a weakened outlook for power prices.

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	23.8%
Energy	12.0
Health Care	12.0
Industrials	10.4
Consumer Discretionary	9.2
Information Technology	8.5
Consumer Staples	6.0
Utilities	3.2
Telecommunication Services	3.0
Materials	2.5
Cash and Other	9.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,146.17	$6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.40	5.86
Class B
Actual	1,000.00	1,145.22	6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.40	5.86
Class K
Actual	1,000.00	1,147.17	4.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.59

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.2%)
Auto Components (1.3%)
Allison Transmission Holdings, Inc.	783	$21,619
Delphi Automotive plc	13,234	795,760
Gentex Corp.	1,697	55,984
Johnson Controls, Inc.	133,143	6,830,236
Lear Corp.	7,317	592,458
TRW Automotive Holdings Corp.*	15,977	1,188,529

		9,484,586

Automobiles (1.2%)
Ford Motor Co.	381,667	5,889,122
General Motors Co.*	65,550	2,679,028

		8,568,150

Distributors (0.0%)
Genuine Parts Co.	228	18,967

Diversified Consumer Services (0.0%)
Apollo Education Group, Inc., Class A*	2,742	74,911
DeVry Education Group, Inc.	1,762	62,551
Service Corp. International	1,272	23,061
Weight Watchers International, Inc.	293	9,649

		170,172

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	12,114	486,619
Choice Hotels International, Inc.	717	35,212
Darden Restaurants, Inc.	1,272	69,159
Hyatt Hotels Corp., Class A*	1,307	64,644
Marriott International, Inc., Class A	817	40,327
McDonald’s Corp.	12,655	1,227,915
MGM Resorts International*	10,742	252,652
Norwegian Cruise Line Holdings Ltd.*	59	2,093
Penn National Gaming, Inc.*	1,959	28,072
Royal Caribbean Cruises Ltd.	4,735	224,534
Starwood Hotels & Resorts Worldwide, Inc.	3,266	259,484
Wendy’s Co.	8,163	71,181

		2,761,892

Household Durables (0.4%)
D.R. Horton, Inc.*	8,097	180,725
Garmin Ltd.	3,493	161,447
Harman International Industries, Inc.	1,959	160,344
Leggett & Platt, Inc.	4,114	127,287
Lennar Corp., Class A	4,800	189,888
Mohawk Industries, Inc.*	1,797	267,573
Newell Rubbermaid, Inc.	3,493	113,208
NVR, Inc.*	66	67,717
PulteGroup, Inc.	63,200	1,287,384
Taylor Morrison Home Corp., Class A*	31	696
Toll Brothers, Inc.*	4,831	178,747
Whirlpool Corp.	2,155	338,033

		3,073,049

Internet & Catalog Retail (0.1%)
Liberty Interactive Corp., Class A*	14,073	$413,042
zulily, Inc., Class A*	190	7,872

		420,914

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	11,986	659,350

Media (4.2%)
CBS Corp. (Non-Voting), Class B	1,469	93,634
Comcast Corp., Class A	31,690	1,592,749
DreamWorks Animation SKG, Inc., Class A*	2,090	74,195
Gannett Co., Inc.	42,860	1,267,799
Graham Holdings Co., Class B*	197	130,674
Interpublic Group of Cos., Inc.	6,759	119,634
John Wiley & Sons, Inc., Class A	1,272	70,214
Liberty Global plc*	10,352	872,881
Liberty Global plc, Class A*	7,772	691,630
Liberty Media Corp., Class A*	2,986	437,300
News Corp., Class A*	3,772	67,971
Omnicom Group, Inc.	21,093	1,568,686
Regal Entertainment Group, Class A	18,208	354,146
Sirius XM Holdings, Inc.*	47,182	164,665
Starz, Class A*	306	8,947
Thomson Reuters Corp.	10,807	408,721
Time Warner, Inc.	117,091	8,163,585
Twenty-First Century Fox, Inc., Class A	47,920	1,685,826
Viacom, Inc., Class B	76,998	6,725,005
Walt Disney Co.	64,168	4,902,435

		29,400,697

Multiline Retail (0.6%)
Big Lots, Inc.*	1,241	40,072
Dillard’s, Inc., Class A	228	22,164
J.C. Penney Co., Inc.*	4,897	44,808
Kohl’s Corp.	12,395	703,416
Macy’s, Inc.	19,948	1,065,223
Sears Holdings Corp.*	1,307	64,095
Target Corp.	33,950	2,148,017

		4,087,795

Specialty Retail (0.9%)
Aaron’s, Inc.	1,828	53,743
Abercrombie & Fitch Co., Class A	1,959	64,471
Advance Auto Parts, Inc.	7,572	838,069
American Eagle Outfitters, Inc.	1,959	28,210
Ascena Retail Group, Inc.*	3,135	66,337
Best Buy Co., Inc.	5,780	230,506
Chico’s FAS, Inc.	228	4,296
CST Brands, Inc.	1,682	61,763
DSW, Inc., Class A	262	11,195
Foot Locker, Inc.	3,786	156,892
GameStop Corp., Class A	24,228	1,193,471
Guess?, Inc.	1,631	50,675
Lowe’s Cos., Inc.	7,600	376,580
Murphy USA, Inc.*	1,354	56,272
Signet Jewelers Ltd.	2,155	169,598

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Staples, Inc.	65,126	$1,034,852
TJX Cos., Inc.	28,500	1,816,305

		6,213,235

Textiles, Apparel & Luxury Goods (0.0%)
Deckers Outdoor Corp.*	555	46,875
PVH Corp.	328	44,615

		91,490

Total Consumer Discretionary		64,950,297

Consumer Staples (6.0%)
Beverages (0.5%)
Beam, Inc.	4,669	317,772
Coca-Cola Enterprises, Inc.	10,841	478,413
Constellation Brands, Inc., Class A*	228	16,047
Diageo plc	61,006	2,020,458
Dr. Pepper Snapple Group, Inc.	11,874	578,501
Molson Coors Brewing Co., Class B	4,049	227,352

		3,638,543

Food & Staples Retailing (1.8%)
CVS Caremark Corp.	123,330	8,826,728
Kroger Co.	43,300	1,711,649
Safeway, Inc.	6,366	207,341
Sprouts Farmers Market, Inc.*	206	7,916
Sysco Corp.	11,232	405,475
Walgreen Co.	6,759	388,237
Wal-Mart Stores, Inc.	15,698	1,235,276

		12,782,622

Food Products (1.3%)
Archer-Daniels-Midland Co.	17,632	765,229
Bunge Ltd.	4,311	353,976
Campbell Soup Co.	1,731	74,918
ConAgra Foods, Inc.	848	28,578
Danone S.A.	14,345	1,032,505
Dean Foods Co.*	2,610	44,866
General Mills, Inc.	35,265	1,760,076
Ingredion, Inc.	1,959	134,113
J.M. Smucker Co.	2,710	280,810
Kellogg Co.	6,796	415,032
Mondelez International, Inc., Class A	51,655	1,823,421
Nestle S.A. (Registered)	30,702	2,247,453
Pinnacle Foods, Inc.	359	9,858
Tyson Foods, Inc., Class A	8,031	268,717

		9,239,552

Household Products (1.3%)
Clorox Co.	686	63,633
Energizer Holdings, Inc.	1,862	201,543
Kimberly-Clark Corp.	1,828	190,953
Procter & Gamble Co.	101,759	8,284,200

		8,740,329

Personal Products (0.0%)
Coty, Inc., Class A	548	8,357

Tobacco (1.1%)
Altria Group, Inc.	15,602	$598,961
Imperial Tobacco Group plc	6,364	246,389
Lorillard, Inc.	29,666	1,503,473
Philip Morris International, Inc.	63,280	5,513,586
Reynolds American, Inc.	2,221	111,028

		7,973,437

Total Consumer Staples		42,382,840

Energy (12.0%)
Energy Equipment & Services (1.2%)
Atwood Oceanics, Inc.*	1,338	71,436
Baker Hughes, Inc.	11,978	661,904
Cameron International Corp.*	2,710	161,326
Diamond Offshore Drilling, Inc.	1,959	111,506
Frank’s International N.V.	462	12,474
Halliburton Co.	93,192	4,729,494
Helmerich & Payne, Inc.	2,776	233,406
McDermott International, Inc.*	6,825	62,517
Nabors Industries Ltd.	45,056	765,502
National Oilwell Varco, Inc.	12,408	986,808
Oil States International, Inc.*	1,600	162,752
Patterson-UTI Energy, Inc.	4,245	107,483
Rowan Cos., plc, Class A*	3,559	125,846
RPC, Inc.	293	5,230
Superior Energy Services, Inc.*	4,604	122,513
Tidewater, Inc.	1,404	83,215
Unit Corp.*	1,404	72,475

		8,475,887

Oil, Gas & Consumable Fuels (10.8%)
Anadarko Petroleum Corp.	13,780	1,093,030
Antero Resources Corp.*	596	37,810
Apache Corp.	18,595	1,598,054
Chesapeake Energy Corp.	24,284	659,068
Chevron Corp.	98,142	12,258,917
Cimarex Energy Co.	2,514	263,744
Cobalt International Energy, Inc.*	586	9,640
ConocoPhillips Co.	35,451	2,504,613
CONSOL Energy, Inc.	6,562	249,618
Denbury Resources, Inc.*	10,778	177,083
Devon Energy Corp.	11,721	725,178
Encana Corp.	85,851	1,549,611
Energen Corp.	2,090	147,867
EOG Resources, Inc.	3,233	542,627
EQT Corp.	359	32,231
Exxon Mobil Corp.	265,410	26,859,492
Golar LNG Ltd.	1,207	43,802
Gulfport Energy Corp.*	424	26,776
Hess Corp.	34,214	2,839,762
HollyFrontier Corp.	8,990	446,713
Kinder Morgan, Inc.	1,600	57,600
Laredo Petroleum Holdings, Inc.*	131	3,627
Marathon Oil Corp.	120,230	4,244,119
Marathon Petroleum Corp.	30,731	2,818,955
Murphy Oil Corp.	5,518	358,008
Newfield Exploration Co.*	3,852	94,875
Noble Energy, Inc.	9,111	620,550
Occidental Petroleum Corp.	64,988	6,180,359
PBF Energy, Inc., Class A	680	21,393

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Peabody Energy Corp.	7,804	$152,412
Phillips 66	27,094	2,089,760
Pioneer Natural Resources Co.	1,045	192,353
QEP Resources, Inc.	4,669	143,105
SandRidge Energy, Inc.*	14,235	86,406
Southwestern Energy Co.*	55,958	2,200,828
Spectra Energy Corp.	19,329	688,499
Teekay Corp.	1,110	53,291
Tesoro Corp.	3,917	229,145
Ultra Petroleum Corp.*	4,342	94,004
Valero Energy Corp.	56,296	2,837,318
Whiting Petroleum Corp.*	3,135	193,962
Williams Cos., Inc.	8,914	343,813
World Fuel Services Corp.	1,731	74,710
WPX Energy, Inc.*	5,757	117,328

		75,962,056

Total Energy		84,437,943

Financials (23.8%)
Capital Markets (2.9%)
American Capital Ltd.*	8,718	136,349
Ameriprise Financial, Inc.	3,983	458,244
Ares Capital Corp.	7,738	137,504
Artisan Partners Asset Management, Inc., Class A	162	10,561
Bank of New York Mellon Corp.	87,890	3,070,877
BlackRock, Inc.	6,285	1,989,014
Charles Schwab Corp.	27,460	713,960
E*TRADE Financial Corp.*	31,294	614,614
Federated Investors, Inc., Class B	686	19,757
Franklin Resources, Inc.	20,908	1,207,019
Goldman Sachs Group, Inc.	34,976	6,199,846
Invesco Ltd.	12,832	467,085
Legg Mason, Inc.	3,200	139,136
LPL Financial Holdings, Inc.	314	14,767
Morgan Stanley	44,070	1,382,035
Northern Trust Corp.	6,956	430,507
Raymond James Financial, Inc.	3,493	182,300
SEI Investments Co.	162	5,626
State Street Corp.	37,602	2,759,611
TD Ameritrade Holding Corp.	6,693	205,073

		20,143,885

Commercial Banks (4.5%)
Associated Banc-Corp.	4,766	82,928
Bank of Hawaii Corp.	1,272	75,226
BankUnited, Inc.	1,828	60,178
BB&T Corp.	20,343	759,201
BOK Financial Corp.	817	54,184
CapitalSource, Inc.	5,649	81,176
CIT Group, Inc.	32,245	1,680,932
City National Corp./California	1,338	105,996
Comerica, Inc.	5,421	257,714
Commerce Bancshares, Inc./Missouri	2,349	105,494
Cullen/Frost Bankers, Inc.	1,535	114,250
East West Bancorp, Inc.	3,952	138,201
Fifth Third Bancorp	36,705	771,906
First Citizens BancShares, Inc./North Carolina, Class A	262	58,329
First Horizon National Corp.	6,981	81,329

First Niagara Financial Group, Inc.	10,187	$108,186
First Republic Bank/California	3,397	177,833
Fulton Financial Corp.	5,583	73,026
Huntington Bancshares, Inc./Ohio	24,260	234,109
KeyCorp	43,612	585,273
M&T Bank Corp.	3,799	442,280
PNC Financial Services Group, Inc.	85,218	6,611,212
Popular, Inc.*	2,951	84,782
Regions Financial Corp.	65,942	652,166
Signature Bank/New York*	1,207	129,656
SunTrust Banks, Inc.	28,173	1,037,048
SVB Financial Group*	1,372	143,868
Synovus Financial Corp.	28,287	101,833
TCF Financial Corp.	4,735	76,944
U.S. Bancorp/Minnesota	69,918	2,824,687
Valley National Bancorp	5,727	57,957
Wells Fargo & Co.	308,589	14,009,941
Zions Bancorp	5,255	157,440

		31,935,285

Consumer Finance (1.4%)
Capital One Financial Corp.	101,263	7,757,758
Discover Financial Services	36,770	2,057,282
SLM Corp.	12,832	337,225

		10,152,265

Diversified Financial Services (6.4%)
Bank of America Corp.	819,027	12,752,250
Citigroup, Inc.	233,259	12,155,127
CME Group, Inc./Illinois	9,242	725,127
ING US, Inc.	11,355	399,128
Interactive Brokers Group, Inc., Class A	1,272	30,961
IntercontinentalExchange Group, Inc.	1,428	321,186
JPMorgan Chase & Co.	280,791	16,420,658
Leucadia National Corp.	7,329	207,704
McGraw Hill Financial, Inc.	10,985	859,027
Moody’s Corp.	6,722	527,475
MSCI, Inc.*	2,024	88,489
NASDAQ OMX Group, Inc.	16,419	653,476

		45,140,608

Insurance (7.0%)
ACE Ltd.	58,302	6,036,006
Aflac, Inc.	13,518	903,002
Alleghany Corp.*	534	213,579
Allied World Assurance Co. Holdings AG	686	77,388
Allstate Corp.	13,584	740,871
American Financial Group, Inc./Ohio	19,493	1,125,136
American International Group, Inc.	84,640	4,320,872
American National Insurance Co.	262	30,009
Aon plc	32,934	2,762,833
Arch Capital Group Ltd.*	3,624	216,317
Aspen Insurance Holdings Ltd.	1,893	78,200
Assurant, Inc.	12,186	808,785
Assured Guaranty Ltd.	4,866	114,789

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Axis Capital Holdings Ltd.	2,579	$122,683
Berkshire Hathaway, Inc., Class B*	59,945	7,107,079
Brown & Brown, Inc.	1,862	58,448
Chubb Corp.	30,188	2,917,066
Cincinnati Financial Corp.	4,735	247,972
CNA Financial Corp.	717	30,752
Endurance Specialty Holdings Ltd.	783	45,939
Everest Reinsurance Group Ltd.	3,969	618,648
Fidelity National Financial, Inc., Class A	6,562	212,937
Genworth Financial, Inc., Class A*	88,935	1,381,161
Hanover Insurance Group, Inc.	914	54,575
Hartford Financial Services Group, Inc.	13,125	475,519
HCC Insurance Holdings, Inc.	2,873	132,560
Kemper Corp.	1,338	54,697
Lincoln National Corp.	37,138	1,917,064
Loews Corp.	8,163	393,783
Markel Corp.*	424	246,068
Marsh & McLennan Cos., Inc.	5,290	255,824
MBIA, Inc.*	4,049	48,345
Mercury General Corp.	817	40,613
MetLife, Inc.	73,334	3,954,169
Old Republic International Corp.	7,511	129,715
PartnerReinsurance Ltd.	15,652	1,650,190
Principal Financial Group, Inc.	8,456	416,965
ProAssurance Corp.	1,762	85,422
Progressive Corp.	3,362	91,682
Protective Life Corp.	2,286	115,809
Prudential Financial, Inc.	26,053	2,402,608
Reinsurance Group of America, Inc.	14,146	1,095,042
RenaissanceReinsurance Holdings Ltd.	1,272	123,816
StanCorp Financial Group, Inc.	1,307	86,589
Torchmark Corp.	2,710	211,787
Travelers Cos., Inc.	35,205	3,187,461
Unum Group	11,073	388,441
Validus Holdings Ltd.	2,776	111,845
W. R. Berkley Corp.	3,135	136,028
White Mountains Insurance Group Ltd.	262	158,007
XL Group plc	32,108	1,022,319

		49,157,415

Real Estate Investment Trusts (REITs) (1.4%)
Alexandria Real Estate Equities, Inc. (REIT)	2,090	132,966
American Campus Communities, Inc. (REIT)	3,004	96,759
American Capital Agency Corp. (REIT)	11,400	219,906
American Homes 4 Rent (REIT), Class A	1,137	18,419
Annaly Capital Management, Inc. (REIT)	27,420	273,377
Apartment Investment & Management Co. (REIT), Class A	1,828	47,363

AvalonBay Communities, Inc. (REIT)	3,795	$448,683
BioMed Realty Trust, Inc. (REIT)	5,321	96,417
Boston Properties, Inc. (REIT)	3,983	399,774
Brandywine Realty Trust (REIT)	4,473	63,025
BRE Properties, Inc. (REIT)	2,186	119,596
Brixmor Property Group, Inc. (REIT)*	1,106	22,485
Camden Property Trust (REIT)	2,448	139,242
CBL & Associates Properties, Inc. (REIT)	3,135	56,305
Chimera Investment Corp. (REIT)	29,712	92,107
CommonWealth REIT (REIT)	3,379	78,764
Corporate Office Properties Trust/Maryland (REIT)	2,448	57,993
Corrections Corp. of America (REIT)	1,215	38,965
DDR Corp. (REIT)	7,607	116,920
Digital Realty Trust, Inc. (REIT)	783	38,461
Douglas Emmett, Inc. (REIT)	4,114	95,815
Duke Realty Corp. (REIT)	9,273	139,466
Equity Lifestyle Properties, Inc. (REIT)	686	24,854
Equity Residential (REIT)	10,449	541,990
Essex Property Trust, Inc. (REIT)	1,110	159,296
Extra Space Storage, Inc. (REIT)	2,938	123,778
Federal Realty Investment Trust (REIT)	686	69,567
Gaming and Leisure Properties, Inc. (REIT)*	1,959	99,537
General Growth Properties, Inc. (REIT)	17,147	344,140
Hatteras Financial Corp. (REIT)	2,807	45,866
HCP, Inc. (REIT)	13,199	479,388
Health Care REIT, Inc. (REIT)	8,228	440,774
Healthcare Trust of America, Inc. (REIT), Class A	3,200	31,488
Home Properties, Inc. (REIT)	1,635	87,669
Hospitality Properties Trust (REIT)	3,983	107,660
Host Hotels & Resorts, Inc. (REIT)	21,490	417,766
Kilroy Realty Corp. (REIT)	2,321	116,468
Kimco Realty Corp. (REIT)	11,787	232,793
Liberty Property Trust (REIT)	3,769	127,656
Macerich Co. (REIT)	3,940	232,027
Mack-Cali Realty Corp. (REIT)	2,514	54,001
MFA Financial, Inc. (REIT)	10,449	73,770
Mid-America Apartment Communities, Inc. (REIT)	2,207	134,053
National Retail Properties, Inc. (REIT)	3,362	101,969
Piedmont Office Realty Trust, Inc. (REIT), Class A	4,766	78,734
Post Properties, Inc. (REIT)	1,600	72,368
Prologis, Inc. (REIT)	14,442	533,632
Public Storage (REIT)	328	49,371
Realty Income Corp. (REIT)	5,649	210,877
Regency Centers Corp. (REIT)	1,535	71,071
Retail Properties of America, Inc. (REIT), Class A	3,786	48,158

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Senior Housing Properties Trust (REIT)	4,962	$110,305
Simon Property Group, Inc. (REIT)	2,302	350,272
SL Green Realty Corp. (REIT)	2,710	250,350
Spirit Realty Capital, Inc. (REIT)	8,573	84,273
Taubman Centers, Inc. (REIT)	1,535	98,117
Two Harbors Investment Corp. (REIT)	10,580	98,182
UDR, Inc. (REIT)	7,249	169,264
Ventas, Inc. (REIT)	4,673	267,669
Vornado Realty Trust (REIT)	4,414	391,919
Weingarten Realty Investors (REIT)	3,493	95,778
WP Carey, Inc. (REIT)	1,666	102,209

		9,921,867

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*	4,538	86,676
Howard Hughes Corp.*	1,166	140,036
Jones Lang LaSalle, Inc.	1,307	133,824
Realogy Holdings Corp.*	359	17,760
St. Joe Co.*	1,797	34,484

		412,780

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	18,870	177,944
New York Community Bancorp, Inc.	12,701	214,012
People’s United Financial, Inc.	8,901	134,583
TFS Financial Corp.*	2,186	26,484
Washington Federal, Inc.	2,938	68,426

		621,449

Total Financials		167,485,554

Health Care (12.0%)
Biotechnology (0.1%)
Quintiles Transnational Holdings, Inc.*	424	19,648
Vertex Pharmaceuticals, Inc.*	6,814	506,281

		525,929

Health Care Equipment & Supplies (3.0%)
Abbott Laboratories	82,678	3,169,048
Alere, Inc.*	2,352	85,142
Baxter International, Inc.	67,841	4,718,342
Boston Scientific Corp.*	39,085	469,802
CareFusion Corp.*	6,300	250,866
Cooper Cos., Inc.	359	44,459
Covidien plc	67,265	4,580,746
DENTSPLY International, Inc.	2,938	142,434
Hill-Rom Holdings, Inc.	1,731	71,559
Hologic, Inc.*	5,452	121,852
Medtronic, Inc.	89,022	5,108,973
St. Jude Medical, Inc.	19,911	1,233,486
Stryker Corp.	3,983	299,283
Teleflex, Inc.	1,241	116,480
Zimmer Holdings, Inc.	4,604	429,047

		20,841,519

Health Care Providers & Services (1.5%)
Aetna, Inc	29,525	$2,025,120
Cardinal Health, Inc.	9,894	661,018
Cigna Corp.	7,804	682,694
Community Health Systems, Inc.*	2,514	98,725
Envision Healthcare Holdings, Inc.*	397	14,101
Express Scripts Holding Co.*	18,791	1,319,880
HCA Holdings, Inc.*	7,183	342,701
Health Net, Inc.*	22,236	659,742
Humana, Inc.	4,538	468,412
LifePoint Hospitals, Inc.*	1,338	70,700
MEDNAX, Inc.*	1,110	59,252
Omnicare, Inc.	3,004	181,321
Patterson Cos., Inc.	228	9,394
Premier, Inc., Class A*	335	12,315
Quest Diagnostics, Inc.	12,603	674,765
UnitedHealth Group, Inc.	29,555	2,225,491
Universal Health Services, Inc., Class B.	848	68,908
VCA Antech, Inc.*	2,514	78,839
WellPoint, Inc	12,518	1,156,538

		10,809,916

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	5,093	78,738
Veeva Systems, Inc., Class A*	152	4,879

		83,617

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	8,914	509,792
Bio-Rad Laboratories, Inc., Class A*	621	76,762
Charles River Laboratories International, Inc.*	817	43,334
Life Technologies Corp.*	2,097	158,952
PerkinElmer, Inc	3,266	134,657
QIAGEN N.V.*	6,759	160,932
Techne Corp.	621	58,790
Thermo Fisher Scientific, Inc.	25,927	2,886,971

		4,030,190

Pharmaceuticals (6.8%)
Bristol-Myers Squibb Co.	6,587	350,099
Eli Lilly and Co.	22,432	1,144,032
Forest Laboratories, Inc.*	7,738	464,512
GlaxoSmithKline plc (ADR)	21,900	1,169,241
Hospira, Inc.*	4,800	198,144
Johnson & Johnson	155,844	14,273,752
Mallinckrodt plc*	1,739	90,880
Merck & Co., Inc.	131,642	6,588,682
Pfizer, Inc.	714,341	21,880,265
Roche Holding AG	2,651	740,574
Roche Holding AG (ADR)	14,349	1,007,300
Zoetis, Inc.	1,136	37,136

		47,944,617

Total Health Care		84,235,788

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Industrials (10.4%)
Aerospace & Defense (3.2%)
Alliant Techsystems, Inc.	914	$111,215
B/E Aerospace, Inc.*	197	17,145
Boeing Co.	29,850	4,074,226
Exelis, Inc.	5,387	102,676
General Dynamics Corp.	8,652	826,699
Honeywell International, Inc.	68,244	6,235,454
L-3 Communications Holdings, Inc.	2,645	282,645
Lockheed Martin Corp.	26,516	3,941,869
Northrop Grumman Corp.	22,308	2,556,720
Raytheon Co.	9,404	852,943
Rockwell Collins, Inc.	424	31,342
Spirit AeroSystems Holdings, Inc., Class A*	2,938	100,127
Textron, Inc.	7,966	292,830
Triumph Group, Inc.	1,241	94,403
United Technologies Corp.	24,548	2,793,562

		22,313,856

Air Freight & Logistics (0.5%)
FedEx Corp.	9,242	1,328,723
United Parcel Service, Inc., Class B	20,415	2,145,208

		3,473,931

Airlines (0.2%)
Alaska Air Group, Inc.	197	14,454
American Airlines Group, Inc.*	4,880	123,220
Delta Air Lines, Inc.	30,687	842,972
Southwest Airlines Co.	18,611	350,631

		1,331,277

Building Products (0.0%)
A.O. Smith Corp.	1,307	70,500
Allegion plc*	849	37,532
Fortune Brands Home & Security, Inc. .	555	25,363
Owens Corning, Inc.*	3,428	139,588

		272,983

Commercial Services & Supplies (0.4%)
ADT Corp.	6,335	256,377
Cintas Corp.	2,155	128,416
Covanta Holding Corp.	3,004	53,321
Iron Mountain, Inc.	453	13,749
KAR Auction Services, Inc.	1,338	39,538
Pitney Bowes, Inc.	3,231	75,282
R.R. Donnelley & Sons Co.	2,317	46,989
Republic Services, Inc.	7,804	259,093
Tyco International Ltd.	34,627	1,421,092
Waste Connections, Inc.	229	9,991
Waste Management, Inc.	12,473	559,664

		2,863,512

Construction & Engineering (0.1%)
AECOM Technology Corp.*	2,710	79,755
Fluor Corp.	1,893	151,989
Jacobs Engineering Group, Inc.*	3,821	240,685

KBR, Inc.	4,211	$134,289
Quanta Services, Inc.*	4,700	148,332
URS Corp.	2,221	117,691

		872,741

Electrical Equipment (0.4%)
Babcock & Wilcox Co.	979	33,472
Eaton Corp. plc	29,093	2,214,559
Emerson Electric Co.	5,290	371,252
Hubbell, Inc., Class B	490	53,361
Regal-Beloit Corp.	1,272	93,772

		2,766,416

Industrial Conglomerates (3.7%)
3M Co.	22,016	3,087,744
Carlisle Cos., Inc	1,797	142,682
Danaher Corp.	35,529	2,742,839
General Electric Co.	718,920	20,151,327

		26,124,592

Machinery (1.4%)
AGCO Corp.	2,842	168,218
Caterpillar, Inc.	15,608	1,417,362
Crane Co.	131	8,810
Cummins, Inc.	979	138,010
Donaldson Co., Inc.	293	12,734
Dover Corp.	1,272	122,799
Harsco Corp.	2,155	60,405
IDEX Corp.	197	14,548
Illinois Tool Works, Inc.	32,754	2,753,956
Ingersoll-Rand plc	2,548	156,957
Joy Global, Inc.	3,069	179,506
Kennametal, Inc.	2,286	119,032
Navistar International Corp.*	1,338	51,098
Oshkosh Corp.	2,514	126,655
PACCAR, Inc.	8,880	525,430
Parker Hannifin Corp.	4,376	562,929
Pentair Ltd. (Registered)	13,722	1,065,788
Snap-on, Inc.	1,569	171,837
SPX Corp.	1,338	133,278
Stanley Black & Decker, Inc.	15,738	1,269,899
Terex Corp.	3,200	134,368
Timken Co.	2,514	138,446
Trinity Industries, Inc.	2,252	122,779
Xylem, Inc.	4,962	171,685

		9,626,529

Marine (0.0%)
Kirby Corp.*	686	68,085

Professional Services (0.1%)
Dun & Bradstreet Corp.	131	16,080
Manpowergroup, Inc.	2,286	196,276
Nielsen Holdings N.V.	5,440	249,642
Towers Watson & Co., Class A	1,893	241,566

		703,564

Road & Rail (0.3%)
Amerco, Inc.*	131	31,157
Canadian National Railway Co.	14,194	809,342

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Con-way, Inc.	1,045	$41,497
CSX Corp.	14,790	425,508
Genesee & Wyoming, Inc., Class A*	752	72,230
Norfolk Southern Corp.	7,511	697,246
Ryder System, Inc	1,469	108,383

		2,185,363

Trading Companies & Distributors (0.1%)
Air Lease Corp.	2,024	62,906
GATX Corp.	1,338	69,803
HD Supply Holdings, Inc.*	599	14,382
MRC Global, Inc.*	1,338	43,164
WESCO International, Inc.*	1,307	119,029

		309,284

Total Industrials		72,912,133

Information Technology (8.5%)
Communications Equipment (1.4%)
Brocade Communications Systems, Inc.*	12,832	113,820
Cisco Systems, Inc.	351,373	7,888,324
CommScope Holding Co., Inc.*	512	9,687
EchoStar Corp., Class A*	1,176	58,471
Harris Corp.	18,445	1,287,645
JDS Uniphase Corp.*	1,535	19,924
Juniper Networks, Inc.*	11,918	268,989
Motorola Solutions, Inc.	359	24,233
Polycom, Inc.*	4,962	55,723
Riverbed Technology, Inc.*	162	2,929

		9,729,745

Computers & Peripherals (1.5%)
Apple, Inc.	8,228	4,616,813
Diebold, Inc.	1,762	58,164
EMC Corp.	30,398	764,510
Hewlett-Packard Co.	158,013	4,421,204
Lexmark International, Inc., Class A	1,762	62,586
SanDisk Corp.	3,886	274,118
Stratasys Ltd.*	485	65,330
Western Digital Corp.	6,138	514,978

		10,777,703

Electronic Equipment, Instruments & Components (0.3%)
Arrow Electronics, Inc.*	16,004	868,217
Avnet, Inc.	3,917	172,779
AVX Corp.	1,272	17,719
CDW Corp.	494	11,540
Corning, Inc.	42,675	760,468
Dolby Laboratories, Inc., Class A*	717	27,648
FLIR Systems, Inc.	1,241	37,354
Ingram Micro, Inc., Class A*	4,342	101,863
Jabil Circuit, Inc.	5,845	101,937
Tech Data Corp.*	1,110	57,276
Vishay Intertechnology, Inc.*	3,721	49,340

		2,206,141

Internet Software & Services (0.2%)
AOL, Inc.*	2,170	$101,165
Twitter, Inc.*	589	37,490
Yahoo!, Inc.*	25,893	1,047,113

		1,185,768

IT Services (1.2%)
Accenture plc, Class A	32,493	2,671,574
Amdocs Ltd.	17,169	708,050
Booz Allen Hamilton Holding Corp.	8	153
Computer Sciences Corp.	4,376	244,531
CoreLogic, Inc.*	2,676	95,078
DST Systems, Inc.	197	17,876
Fidelity National Information Services, Inc.	14,422	774,173
Fiserv, Inc.*	12,346	729,031
International Business Machines Corp. .	12,913	2,422,091
Leidos Holdings, Inc.	2,122	98,652
Lender Processing Services, Inc.	524	19,587
Paychex, Inc.	914	41,614
Science Applications International Corp.	1,141	37,733
Total System Services, Inc.	1,045	34,778
VeriFone Systems, Inc.*	3,135	84,081
Western Union Co.	21,680	373,980

		8,352,982

Office Electronics (0.3%)
Xerox Corp.	162,888	1,982,347
Zebra Technologies Corp., Class A*	1,372	74,198

		2,056,545

Semiconductors & Semiconductor Equipment (2.0%)
Altera Corp.	6,007	195,408
Analog Devices, Inc.	5,028	256,076
Applied Materials, Inc.	71,021	1,256,362
Avago Technologies Ltd.	621	32,845
Broadcom Corp., Class A	9,273	274,944
Fairchild Semiconductor International, Inc.*	3,590	47,927
First Solar, Inc.*	1,897	103,652
Freescale Semiconductor Ltd.*	848	13,610
Intel Corp.	166,782	4,329,661
KLA-Tencor Corp.	4,766	307,216
Lam Research Corp.*	16,132	878,387
LSI Corp.	14,073	155,085
Marvell Technology Group Ltd.	11,428	164,335
Micron Technology, Inc.*	55,978	1,218,081
NVIDIA Corp.	24,218	387,972
ON Semiconductor Corp.*	621	5,117
Silicon Laboratories, Inc.*	197	8,532
Skyworks Solutions, Inc.*	914	26,104
Teradyne, Inc.*	5,452	96,064
Texas Instruments, Inc.	97,555	4,283,640

		14,041,018

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Software (1.6%)
Activision Blizzard, Inc.	7,889	$140,661
Adobe Systems, Inc.*	8,849	529,878
Autodesk, Inc.*	1,272	64,020
CA, Inc.	9,435	317,488
Compuware Corp.	6,138	68,807
Electronic Arts, Inc.*	53,424	1,225,547
FireEye, Inc.*	125	5,451
MICROS Systems, Inc.*	1,893	108,601
Nuance Communications, Inc.*	7,476	113,635
Oracle Corp.	146,321	5,598,242
Rovi Corp.*	2,645	52,080
Symantec Corp.	122,495	2,888,432
Synopsys, Inc.*	4,407	178,792
Zynga, Inc., Class A*	16,815	63,897

		11,355,531

Total Information Technology		59,705,433

Materials (2.5%)
Chemicals (1.9%)
Air Products and Chemicals, Inc	8,922	997,301
Albemarle Corp.	1,500	95,085
Ashland, Inc.	2,352	228,238
Cabot Corp.	1,862	95,707
CF Industries Holdings, Inc.	1,784	415,743
Cytec Industries, Inc.	1,041	96,980
Dow Chemical Co.	30,398	1,349,671
Huntsman Corp	5,518	135,743
Kronos Worldwide, Inc.	555	10,573
LyondellBasell Industries N.V., Class A	24,243	1,946,228
Monsanto Co.	32,031	3,733,213
Mosaic Co.	42,917	2,028,687
PPG Industries, Inc.	9,244	1,753,217
Rockwood Holdings, Inc.	621	44,662
RPM International, Inc.	262	10,876
Sigma-Aldrich Corp.	262	24,631
Valspar Corp.	1,660	118,341
W.R. Grace & Co.*	328	32,429
Westlake Chemical Corp.	131	15,991

		13,133,316

Construction Materials (0.0%)
Vulcan Materials Co.	3,721	221,102

Containers & Packaging (0.2%)
AptarGroup, Inc.	621	42,110
Avery Dennison Corp.	1,959	98,322
Bemis Co., Inc.	1,666	68,239
Crown Holdings, Inc.*	9,001	401,175
Greif, Inc., Class A	752	39,405
MeadWestvaco Corp	5,093	188,084
Owens-Illinois, Inc.*	1,893	67,732
Rock-Tenn Co., Class A	621	65,211
Sonoco Products Co.	2,873	119,862

		1,090,140

Metals & Mining (0.4%)
Alcoa, Inc.	30,953	329,030
Allegheny Technologies, Inc.	3,069	109,349
Carpenter Technology Corp.	1,372	85,338

Cliffs Natural Resources, Inc.	4,342	$113,804
Freeport-McMoRan Copper & Gold, Inc.	29,888	1,127,973
Newmont Mining Corp.	14,170	326,335
Nucor Corp.	9,207	491,470
Reliance Steel & Aluminum Co.	2,186	165,786
Royal Gold, Inc.	1,338	61,642
Steel Dynamics, Inc.	6,300	123,102
Tahoe Resources, Inc.*	2,055	34,195
United States Steel Corp.	4,180	123,310

		3,091,334

Paper & Forest Products (0.0%)
Domtar Corp.	979	92,358
International Paper Co.	1,762	86,391

		178,749

Total Materials		17,714,641

Telecommunication Services (3.0%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	260,823	9,170,537
CenturyLink, Inc.	17,608	560,815
Frontier Communications Corp.	28,824	134,031
Intelsat S.A.*	521	11,743
Level 3 Communications, Inc.*	3,095	102,661
Verizon Communications, Inc.	30,235	1,485,748
Windstream Holdings, Inc.	914	7,294

		11,472,829

Wireless Telecommunication Services (1.4%)
Sprint Corp.*	20,113	216,215
Telephone & Data Systems, Inc.	2,728	70,328
T-Mobile US, Inc.*	4,943	166,282
U.S. Cellular Corp.	359	15,013
Vodafone Group plc	412,317	1,618,180
Vodafone Group plc (ADR)	186,186	7,318,972

		9,404,990

Total Telecommunication Services		20,877,819

Utilities (3.2%)
Electric Utilities (1.9%)
American Electric Power Co., Inc.	14,073	657,772
Duke Energy Corp.	26,551	1,832,284
Edison International	37,569	1,739,445
Entergy Corp.	5,159	326,410
Exelon Corp.	123,770	3,390,060
FirstEnergy Corp.	12,060	397,739
Great Plains Energy, Inc.	4,407	106,826
Hawaiian Electric Industries, Inc.	2,842	74,062
NextEra Energy, Inc.	12,277	1,051,157
Northeast Utilities	9,062	384,138
OGE Energy Corp.	5,714	193,705
Pepco Holdings, Inc.	7,183	137,411
Pinnacle West Capital Corp.	3,200	169,344
PPL Corp.	32,103	965,979
Southern Co.	25,174	1,034,903
Westar Energy, Inc.	3,590	115,490
Xcel Energy, Inc.	14,366	401,386

		12,978,111

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Gas Utilities (0.3%)
AGL Resources, Inc.	3,462	$163,510
Atmos Energy Corp.	24,136	1,096,257
National Fuel Gas Co.	2,155	153,867
ONEOK, Inc.	393	24,437
Questar Corp.	4,342	99,823
UGI Corp.	17,631	730,981

		2,268,875

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	17,925	260,092
Calpine Corp.*	10,056	196,193
NRG Energy, Inc.	9,338	268,187

		724,472

Multi-Utilities (0.9%)
Alliant Energy Corp.	3,166	163,366
Ameren Corp.	6,987	252,650
CenterPoint Energy, Inc.	38,408	890,297
CMS Energy Corp.	7,673	205,406
Consolidated Edison, Inc.	8,456	467,448
Dominion Resources, Inc.	16,784	1,085,757
DTE Energy Co.	7,845	520,830
Integrys Energy Group, Inc.	2,252	122,531
MDU Resources Group, Inc.	5,387	164,573
NiSource, Inc.	9,045	297,400
PG&E Corp.	12,766	514,214
Public Service Enterprise Group, Inc.	20,720	663,869
SCANA Corp.	4,049	190,020
Sempra Energy	7,052	632,987
TECO Energy, Inc.	6,269	108,078
Vectren Corp.	2,317	82,253
Wisconsin Energy Corp.	6,628	274,001

		6,635,680

Water Utilities (0.0%)
American Water Works Co., Inc.	5,159	$218,019
Aqua America, Inc.	537	12,668

		230,687

Total Utilities		22,837,825

Total Common Stocks (90.6%) (Cost $415,507,179)		637,540,273

CONVERTIBLE PREFERRED STOCK:
Industrials (0.0%)
Aerospace & Defense (0.0%)
United Technologies Corp. 7.500%	3,427	224,366

Total Convertible Preferred Stock (0.0%) (Cost $172,098)		224,366

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Commercial Paper (0.1%)
HSBC USA, Inc.
0.05%, 1/2/14(p)	$1,012,000	1,011,997

Total Commercial Paper		1,011,997

Total Short-Term Investments (0.1%) (Cost $1,011,999)		1,011,997

Total Investments (90.7%) (Cost $416,691,276)		638,776,636
Other Assets Less Liabilities (9.3%)		65,148,811

Net Assets (100%)		$703,925,447

*	Non-income producing.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	83	March-14	$10,858,160	$11,117,020	$258,860
S&P 500 E-Mini Index	554	March-14	49,882,732	50,998,470	1,115,738

					$1,374,598

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$64,950,297	$—	$—	$64,950,297
Consumer Staples	36,836,035	5,546,805	—	42,382,840
Energy	84,437,943	—	—	84,437,943
Financials	167,485,554	—	—	167,485,554
Health Care	83,495,214	740,574	—	84,235,788
Industrials	72,912,133	—	—	72,912,133
Information Technology	59,705,433	—	—	59,705,433
Materials	17,714,641	—	—	17,714,641
Telecommunication Services	19,259,639	1,618,180	—	20,877,819
Utilities	22,837,825	—	—	22,837,825
Convertible Preferred Stocks
Industrials	224,366	—	—	224,366
Futures	1,374,598	—	—	1,374,598
Short-Term Investments	—	1,011,997	—	1,011,997

Total Assets	$631,233,678	$8,917,556	$—	640,151,234

Total Liabilities	$—	$—	$—	—

Total	$631,233,678	$8,917,556	$—	640,151,234

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	1,374,598	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,374,598

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	21,607,656	—	—	21,607,656
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$21,607,656	$—	$—	$21,607,656

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,270,089	—	—	1,270,089
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,270,089	$—	$—	$1,270,089

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $69,311,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 1,374,598	(c)	$—	$—	$1,374,598

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$234,151,692
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$463,468,847

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$221,521,620
Aggregate gross unrealized depreciation	(5,963,551)

Net unrealized appreciation	$215,558,069

Federal income tax cost of investments	$423,218,567

For the year ended December 31, 2013, the Portfolio incurred approximately $4,912 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $457,024,645, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $120,241,567 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $416,691,276)	$638,776,636
Cash	53,370,521
Cash held as collateral at broker	12,010,000
Dividends, interest and other receivables	1,061,605
Due from broker for futures variation margin	206,330
Receivable from Separate Accounts for Trust shares sold	22,456
Other assets	2,934

Total assets	705,450,482

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	881,485
Investment management fees payable	389,701
Administrative fees payable	120,614
Trustees’ fees payable	28,161
Distribution fees payable - Class B	19,759
Payable for securities purchased	9,305
Distribution fees payable - Class A	2,671
Accrued expenses	73,339

Total liabilities	1,525,035

NET ASSETS	$703,925,447

Net assets were comprised of:
Paid in capital	$963,700,985
Accumulated undistributed net investment income (loss)	344,576
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(483,582,561)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	223,462,447

Net assets	$703,925,447

Class A
Net asset value, offering and redemption price per share, $12,709,263 / 935,116 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.59

Class B
Net asset value, offering and redemption price per share, $94,861,975 / 6,978,472 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.59

Class K
Net asset value, offering and redemption price per share, $596,354,209 / 43,875,783 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $54,724 foreign withholding tax)	$20,269,178
Interest	63,846

Total income	20,333,024

EXPENSES
Investment management fees	6,851,703
Administrative fees	1,423,346
Distribution fees - Class B	723,006
Custodian fees	125,600
Printing and mailing expenses	116,102
Professional fees	93,390
Distribution fees - Class A	29,461
Trustees’ fees	21,814
Miscellaneous	29,118

Gross expenses	9,413,540
Less: Waiver from investment manager	(305,080)
Feespaid indirectly	(55,308)

Net expenses	9,053,152

NET INVESTMENT INCOME (LOSS)	11,279,872

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	208,860,907
Futures	21,607,656
Foreign currency transactions	(1,895)

Net realized gain (loss)	230,466,668

Change in unrealized appreciation (depreciation) on:
Investments	34,369,379
Futures	1,270,089
Foreign currency translations	1,286

Net change in unrealized appreciation (depreciation)	35,640,754

NET REALIZED AND UNREALIZED GAIN (LOSS)	266,107,422

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$277,387,294

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,279,872	$14,998,231
Net realized gain (loss) on investments, futures and foreign currency transactions	230,466,668	67,006,656
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	35,640,754	84,753,393

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	277,387,294	166,758,280

DIVIDENDS:
Dividends from net investment income
Class A	(178,302)	(126,467)
Class B	(1,319,479)	(4,854,673)
Class K	(9,742,015)	(10,046,122)

TOTAL DIVIDENDS	(11,239,796)	(15,027,262)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 52,317 and 456,295 shares, respectively ]	637,195	4,429,876
Capital shares issued in reinvestment of dividends [ 13,625 and 11,965 shares, respectively ]	178,302	126,467
Capital shares repurchased [ (141,664) and (3,092,163) shares, respectively ]	(1,728,323)	(31,056,622)

Total Class A transactions	(912,826)	(26,500,279)

Class B
Capital shares sold [ 1,138,690 and 1,797,474 shares, respectively ]	13,596,260	17,682,733
Capital shares issued in reinvestment of dividends [ 100,815 and 459,167 shares, respectively ]	1,319,479	4,854,673
Capital shares repurchased [ (4,555,986) and (7,526,693) shares, respectively ]	(54,005,655)	(75,128,646)
Capital shares repurchased in-kind (Note 10)[ (28,622,535) and 0 shares, respectively ]	(364,189,649)	—

Total Class B transactions	(403,279,565)	(52,591,240)

Class K
Capital shares sold [ 1,099,566 and 2,875,336 shares, respectively ]	13,540,856	28,983,175
Capital shares issued in reinvestment of dividends [ 744,499 and 950,578 shares, respectively ]	9,742,015	10,046,122
Capital shares repurchased [ (24,476,953) and (11,848,056) shares, respectively ]	(292,001,701)	(118,857,296)
Capital shares repurchased in-kind (Note 10)[ (9) and 0 shares, respectively ]	(121)	—

Total Class K transactions	(268,718,951)	(79,827,999)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(672,911,342)	(158,919,518)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(406,763,844)	(7,188,500)
NET ASSETS:
Beginning of year	1,110,689,291	1,117,877,791

End of year (a)	$703,925,447	$1,110,689,291

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$344,576	$479,143

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.43	$9.14	$9.78	$8.72	$7.21

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.11 (e)	0.10 (e)	0.10 (e)	0.15	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.22	1.31	(0.62)	1.07	1.53

Total from investment operations	3.35	1.42	(0.52)	1.17	1.68

Less distributions:
Dividends from net investment income	(0.19)	(0.13)	(0.12)	(0.11)	(0.17)

Net asset value, end of year	$13.59	$10.43	$9.14	$9.78	$8.72

Total return	32.20%	15.47%	(5.23)%	13.39%	23.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,709	$10,546	$33,205	$885,584	$1,018,251
Ratio of expenses to average net assets:
After waivers	1.15%	1.16%	0.91%	0.91%	0.93%
After waivers and fees paid indirectly	1.14%	1.16%	0.90%	0.91%	0.82	%(c)
Before waivers and fees paid indirectly	1.19%	1.17%	0.91%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers	1.06%	1.07%	1.01%	1.13%	1.92%
After waivers and fees paid indirectly	1.06%	1.08%	1.01%	1.14%	2.04%
Before waivers and fees paid indirectly	1.02%	1.07%	1.01%	1.13%	1.92%
Portfolio turnover rate	28%	28%	37%	35%	77%

	Year Ended December 31,
Class B	2013	2012	2011		2010	2009
Net asset value, beginning of year	$10.44	$9.14	$9.78		$8.72	$7.21

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.09	(e)	0.08 (e)	0.13	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.22	1.31	(0.63)		1.06	1.53

Total from investment operations	3.34	1.43	(0.54)		1.14	1.66

Less distributions:
Dividends from net investment income	(0.19)	(0.13)	(0.10)		(0.08)	(0.15)

Net asset value, end of year	$13.59	$10.44	$9.14		$9.78	$8.72

Total return	32.07%	15.58%	(5.47)%		13.11%	22.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$94,862	$406,197	$403,797		$489,324	$484,944
Ratio of expenses to average net assets:
After waivers	1.15%	1.16%	1.16%		1.16%	1.18%
After waivers and fees paid indirectly	1.14%	1.16%	1.15	%(c)	1.16%	1.07	%(c)
Before waivers and fees paid indirectly	1.19%	1.17%	1.16%		1.16%	1.18%
Ratio of net investment income (loss) to average net assets:
After waivers	1.02%	1.17%	0.95%		0.88%	1.63%
After waivers and fees paid indirectly	1.02%	1.18%	0.95%		0.89%	1.73%
Before waivers and fees paid indirectly	0.99%	1.16%	0.95%		0.88%	1.63%
Portfolio turnover rate	28%	28%	37%		35%	77%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.43	$9.14	$8.85

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.14 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.22	1.30	0.36

Total from investment operations	3.38	1.44	0.41

Less distributions:
Dividends from net investment income	(0.22)	(0.15)	(0.12)

Net asset value, end of period	$13.59	$10.43	$9.14

Total return (b)	32.53%	15.76%	4.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$596,354	$693,946	$680,876
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.91%	0.91%
After waivers and fees paid indirectly (a)	0.89%	0.91%	0.90%
Before waivers and fees paid indirectly (a)	0.94%	0.92%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.30%	1.42%	1.65%
After waivers and fees paid indirectly (a)	1.31%	1.43%	1.65%
Before waivers and fees paid indirectly(a)	1.27%	1.42%	1.65%
Portfolio turnover rate	28%	28%	37%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	40.15%	21.99%	8.65%
Portfolio – Class B Shares*	40.14	21.84	8.44
Portfolio – Class K Shares**	40.57	N/A	24.99
Russell 2500TM Growth Index	40.65	24.03	10.11
Volatility Managed Index – Mid Cap Growth 2500	36.69	19.42	11.69
* Date of inception 12/31/01. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 40.15% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 2500TM Growth Index, returned 40.65%, and the Volatility Managed Index — Mid Cap Growth 2500 returned 36.69%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Overall stock selection was positive. An underweight position and strong stock selection in the Financials sector contributed most.

•	Strong stock selection in the Health Care and Materials sectors contributed to performance. An underweight position relative to the benchmark in the Materials sector also added to performance.

•

Yelp, Inc. was a major contributor as the online urban guide reported strong revenues for the second and third quarters. Other individual contributors to benchmark-relative performance included positions in subscription music streaming website Pandora Media, Inc., low-fare airline Spirit Airlines, Inc., medical device company DexCom, Inc., biopharmaceutical firm Puma Biotechnology, Inc., on-demand digital commerce solutions provider Demandware Inc. and U.S.-based career networking website LinkedIn Corp. A relative underweight in Materials sector holding Royal Gold, Inc. also added to performance.

What hurt performance during the year:

•	Consumer Staples stock selection was the leading detractor from relative performance, led by an underweight position in Nu Skin Enterprises, Inc. An underweight to the sector was also detrimental.

•	Relative underweight positions in Netflix, Inc., Tesla Motors, Inc. and 3D Systems Corp. were detrimental, as all three were strong performers for the benchmark.

•

Other detractors from benchmark-relative performance during the year included Internet provider of company reviews Angie’s List, database management company Teradata Corp. and BroadSoft, Inc., a communications software and services company offering cloud-based, hosted, Internet-protocol (IP) and fixed line services.

•

Also detracting was biopharmaceutical company Amarin Corp., whose share price fell after the U.S. Food and Drug Administration denied approval to expand the use of its fish-oil drug Vascepa to heart-disease patients.

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/13	% of Net Assets
Information Technology	19.5%
Consumer Discretionary	17.3
Industrials	15.2
Health Care	12.8
Financials	5.9
Energy	4.0
Consumer Staples	3.3
Materials	3.2
Telecommunication Services	0.3
Utilities	0.2
Cash and Other	18.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,204.64	$6.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.37
Class B
Actual	1,000.00	1,204.82	6.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,206.59	5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.10

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.25%, 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.3%)
Auto Components (0.9%)
Allison Transmission Holdings, Inc.	144	$3,976
American Axle & Manufacturing Holdings, Inc.*	16,595	339,368
Cooper Tire & Rubber Co.	224	5,385
Dana Holding Corp.	366	7,181
Dorman Products, Inc.*	745	41,772
Drew Industries, Inc.	683	34,969
Fox Factory Holding Corp.*	130	2,291
Gentex Corp	2,420	79,836
Gentherm, Inc.*	995	26,676
Goodyear Tire & Rubber Co.	7,246	172,817
Lear Corp.	264	21,376
Standard Motor Products, Inc.	424	15,603
Stoneridge, Inc.*	716	9,129
Tenneco, Inc.*	15,146	856,809
Tower International, Inc.*	183	3,916
Visteon Corp.*	1,457	119,314

		1,740,418

Automobiles (0.1%)
Thor Industries, Inc.	1,284	70,915
Winnebago Industries, Inc.*	837	22,976

		93,891

Distributors (0.5%)
Core-Mark Holding Co., Inc.	47	3,569
LKQ Corp.*	27,982	920,608
Pool Corp	1,380	80,233
Stock Building Supply Holdings, Inc.*	151	2,751
Weyco Group, Inc.	13	383

		1,007,544

Diversified Consumer Services (0.9%)
American Public Education, Inc.*	4,527	196,789
Ascent Capital Group, Inc., Class A*	55	4,706
Bright Horizons Family Solutions, Inc.*	354	13,006
Capella Education Co.	331	21,992
Carriage Services, Inc.	468	9,140
Education Management Corp.*	715	7,214
Grand Canyon Education, Inc.*	21,209	924,712
Hillenbrand, Inc.	1,619	47,631
Houghton Mifflin Harcourt Co.*	425	7,208
ITT Educational Services, Inc.*	699	23,472
JTH Holding, Inc., Class A*	120	2,916
K12, Inc.*	813	17,683
LifeLock, Inc.*	1,811	29,718
Lincoln Educational Services Corp	214	1,066
Mac-Gray Corp.	56	1,189
Matthews International Corp., Class A	365	15,553
Outerwall, Inc.*	830	55,834
Service Corp. International	4,844	87,822
Sotheby’s, Inc.	2,001	106,453
Steiner Leisure Ltd.*	140	6,887

Strayer Education, Inc.*	324	$11,168
Weight Watchers International, Inc.	439	14,456

		1,606,615

Hotels, Restaurants & Leisure (3.2%)
AFC Enterprises, Inc.*	715	27,527
Bally Technologies, Inc.*	1,147	89,982
BJ’s Restaurants, Inc.*	737	22,891
Bloomin’ Brands, Inc.*	19,342	464,401
Bob Evans Farms, Inc.	93	4,705
Boyd Gaming Corp.*	2,042	22,993
Bravo Brio Restaurant Group, Inc.*	545	8,867
Brinker International, Inc.	1,964	91,012
Buffalo Wild Wings, Inc.*	3,884	571,725
Burger King Worldwide, Inc.	2,972	67,940
Caesars Entertainment Corp.*	1,041	22,423
CEC Entertainment, Inc.	532	23,557
Cheesecake Factory, Inc.	1,577	76,122
Choice Hotels International, Inc.	43	2,112
Churchill Downs, Inc.	410	36,756
Chuy’s Holdings, Inc.*	484	17,434
Cracker Barrel Old Country Store, Inc.	581	63,951
Del Frisco’s Restaurant Group, Inc.*	145	3,418
Denny’s Corp.*	2,129	15,308
Diamond Resorts International, Inc.*	234	4,320
DineEquity, Inc	259	21,639
Diversified Restaurant Holdings, Inc.*	312	1,488
Domino’s Pizza, Inc	1,654	115,201
Dunkin’ Brands Group, Inc	3,144	151,541
Einstein Noah Restaurant Group, Inc.	176	2,552
Fiesta Restaurant Group, Inc.*	652	34,060
Ignite Restaurant Group, Inc.*	223	2,787
International Game Technology	7,672	139,324
Interval Leisure Group, Inc.	1,180	36,462
Jack in the Box, Inc.*	8,681	434,224
Jamba, Inc.*	502	6,240
Krispy Kreme Doughnuts, Inc.*	1,902	36,690
Life Time Fitness, Inc.*	7,292	342,724
Melco Crown Entertainment Ltd. (ADR)*	9,283	364,079
Monarch Casino & Resort, Inc.*	136	2,731
Morgans Hotel Group Co.*	322	2,618
Multimedia Games Holding Co., Inc.*	865	27,126
Nathan’s Famous, Inc.*	81	4,083
Noodles & Co.*	9,211	330,859
Norwegian Cruise Line Holdings Ltd.*	12,618	447,560
Panera Bread Co., Class A*	2,985	527,420
Papa John’s International, Inc.	916	41,586
Pinnacle Entertainment, Inc.*	1,616	42,000
Potbelly Corp.	10,196	247,559
Red Robin Gourmet Burgers, Inc.*	369	27,136

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Ruth’s Hospitality Group, Inc.	1,074	$15,262
Scientific Games Corp., Class A*	1,064	18,014
SeaWorld Entertainment, Inc.	910	26,181
Six Flags Entertainment Corp.	1,959	72,130
Sonic Corp.*	1,337	26,994
Starwood Hotels & Resorts Worldwide, Inc.	3,850	305,882
Texas Roadhouse, Inc.	1,843	51,235
Vail Resorts, Inc.	1,064	80,045
Wyndham Worldwide Corp.	4,661	343,469

		5,966,345

Household Durables (1.3%)
Beazer Homes USA, Inc.*	422	10,305
Blyth, Inc.	279	3,036
Cavco Industries, Inc.*	188	12,916
Ethan Allen Interiors, Inc.	639	19,438
EveryWare Global, Inc.*	293	2,426
Hovnanian Enterprises, Inc., Class A*	2,386	15,795
iRobot Corp.*	846	29,416
Jarden Corp.*	3,748	229,940
KB Home	2,471	45,170
La-Z-Boy, Inc.	409	12,679
Lennar Corp., Class A	5,994	237,123
Libbey, Inc.*	630	13,230
M.D.C. Holdings, Inc.*	235	7,576
M/I Homes, Inc.*	12,107	308,123
Meritage Homes Corp.*	892	42,807
NVR, Inc.*	116	119,017
PulteGroup, Inc.	13,834	281,799
Ryland Group, Inc.	1,366	59,298
Taylor Morrison Home Corp., Class A*.	10,783	242,078
Tempur Sealy International, Inc.*	1,791	96,642
TRI Pointe Homes, Inc.*	26	518
Tupperware Brands Corp.	1,563	147,750
UCP, Inc., Class A*	101	1,479
Universal Electronics, Inc.*	43	1,639
WCI Communities, Inc.*	114	2,176
Whirlpool Corp.	2,464	386,503
William Lyon Homes, Class A*	410	9,078

		2,337,957

Internet & Catalog Retail (2.4%)
1-800-FLOWERS.COM, Inc., Class A*	591	3,197
Blue Nile, Inc.*	3,922	184,687
Groupon, Inc.*	49,025	577,024
HomeAway, Inc.*	35,080	1,434,070
HSN, Inc.	999	62,238
Liberty Ventures*	1,092	133,868
Netflix, Inc.*	1,068	393,206
Nutrisystem, Inc.	860	14,138
Orbitz Worldwide, Inc.*	723	5,191
Overstock.com, Inc.*	336	10,346
PetMed Express, Inc.	604	10,045
RetailMeNot, Inc.*	198	5,701
Shutterfly, Inc.*	20,909	1,064,895
TripAdvisor, Inc.*	5,918	490,188
ValueVision Media, Inc., Class A*	1,021	7,137
Vitacost.com, Inc.*	666	3,856

zulily, Inc., Class A*	230	$9,529

		4,409,316

Leisure Equipment & Products (0.4%)
Arctic Cat, Inc.	395	22,507
Brunswick Corp.	2,538	116,900
Marine Products Corp.	304	3,055
Nautilus, Inc.*	925	7,798
Polaris Industries, Inc.	3,981	579,793
Smith & Wesson Holding Corp.*	1,601	21,598
Sturm Ruger & Co., Inc	570	41,661

		793,312

Media (1.2%)
AMC Networks, Inc., Class A*	1,769	120,487
Cablevision Systems Corp. - New York Group, Class A	5,787	103,761
Carmike Cinemas, Inc.*	181	5,039
Cinemark Holdings, Inc.	3,422	114,055
Clear Channel Outdoor Holdings, Inc., Class A	1,262	12,797
Crown Media Holdings, Inc., Class A*	193	681
Cumulus Media, Inc., Class A*	2,062	15,939
Entravision Communications Corp., Class A	1,650	10,048
Global Sources Ltd.*	54	439
Gray Television, Inc.*	102	1,518
Hemisphere Media Group, Inc.*	256	3,039
Imax Corp.*	25,670	756,752
Interpublic Group of Cos., Inc.	5,717	101,191
Lamar Advertising Co., Class A*	2,317	121,063
Lions Gate Entertainment Corp.	2,400	75,984
Loral Space & Communications, Inc.*	390	31,582
Madison Square Garden Co., Class A*	1,818	104,680
McClatchy Co., Class A*	1,447	4,920
MDC Partners, Inc., Class A	389	9,911
Morningstar, Inc.	612	47,791
National CineMedia, Inc.	17,173	342,773
Nexstar Broadcasting Group, Inc., Class A	858	47,816
ReachLocal, Inc.*	314	3,991
Regal Entertainment Group, Class A	542	10,542
Rentrak Corp.*	291	11,026
Saga Communications, Inc., Class A	40	2,012
Sinclair Broadcast Group, Inc., Class A	2,027	72,425
Starz, Class A*	2,784	81,404
World Wrestling Entertainment, Inc., Class A	99	1,641

		2,215,307

Multiline Retail (0.0%)
Big Lots, Inc.*	462	14,918
Bon-Ton Stores, Inc.	377	6,137
Burlington Stores, Inc.*	251	8,032
Dillard’s, Inc., Class A	536	52,105

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Gordmans Stores, Inc.	69	$529

		81,721

Specialty Retail (4.5%)
Aaron’s, Inc.	343	10,084
Abercrombie & Fitch Co., Class A	273	8,984
Aeropostale, Inc.*	2,347	21,334
American Eagle Outfitters, Inc.	3,668	52,819
America’s Car-Mart, Inc.*	184	7,770
ANN, Inc.*	1,395	51,001
Asbury Automotive Group, Inc.*	812	43,637
Ascena Retail Group, Inc.*	552	11,680
AutoNation, Inc.*	1,506	74,833
Barnes & Noble, Inc.*	83	1,241
Big 5 Sporting Goods Corp.	501	9,930
Brown Shoe Co., Inc.	800	22,512
Buckle, Inc.	823	43,257
Cabela’s, Inc.*	7,308	487,151
CarMax, Inc.*	5,839	274,550
Cato Corp., Class A	167	5,311
Chico’s FAS, Inc.	4,491	84,610
Children’s Place Retail Stores, Inc.*	236	13,445
Christopher & Banks Corp.*	1,082	9,240
Citi Trends, Inc.*	15,197	258,349
Conn’s, Inc.*	656	51,686
Container Store Group, Inc.*	235	10,953
Destination Maternity Corp.	361	10,787
Dick’s Sporting Goods, Inc.	18,812	1,092,977
DSW, Inc., Class A	1,922	82,127
Express, Inc.*	2,523	47,104
Finish Line, Inc., Class A	504	14,198
Five Below, Inc.*	9,591	414,331
Foot Locker, Inc.	530	21,963
Francesca’s Holdings Corp.*	1,316	24,228
Genesco, Inc.*	490	35,799
GNC Holdings, Inc., Class A	2,900	169,505
Haverty Furniture Cos., Inc.	138	4,319
Hibbett Sports, Inc.*	767	51,550
Jos. A. Bank Clothiers, Inc.*	124	6,787
Kirkland’s, Inc.*	293	6,935
Lithia Motors, Inc., Class A	6,001	416,589
Lumber Liquidators Holdings, Inc.*	8,876	913,252
Mattress Firm Holding Corp.*	8,222	353,875
Monro Muffler Brake, Inc.	923	52,020
New York & Co., Inc.*	516	2,255
Office Depot, Inc.*	1,839	9,728
Pacific Sunwear of California, Inc.*	1,213	4,051
Penske Automotive Group, Inc.	284	13,393
Pier 1 Imports, Inc.	14,214	328,059
Restoration Hardware Holdings, Inc.*	5,369	361,334
Ross Stores, Inc.	3,820	286,233
Sally Beauty Holdings, Inc.*	5,013	151,543
Sears Hometown and Outlet Stores, Inc.*	167	4,259
Select Comfort Corp.*	1,544	32,563
Signet Jewelers Ltd.	173	13,615
Sonic Automotive, Inc., Class A	297	7,271

Stein Mart, Inc.	437	$5,878
Tile Shop Holdings, Inc.*	23,051	416,532
Tilly’s, Inc., Class A*	275	3,149
Tractor Supply Co.	6,470	501,943
Ulta Salon Cosmetics & Fragrance, Inc.*	1,878	181,265
Urban Outfitters, Inc.*	3,165	117,422
Vitamin Shoppe, Inc.*	6,905	359,129
Wet Seal, Inc., Class A*	2,655	7,248
Williams-Sonoma, Inc.	2,879	167,788
Winmark Corp.	67	6,206
Zumiez, Inc.*	632	16,432

		8,270,019

Textiles, Apparel & Luxury Goods (1.9%)
Carter’s, Inc.	1,613	115,797
Crocs, Inc.*	2,279	36,282
Culp, Inc.	211	4,315
Deckers Outdoor Corp.*	453	38,260
Fossil Group, Inc.*	1,428	171,274
G-III Apparel Group Ltd.*	380	28,040
Hanesbrands, Inc.	2,909	204,415
Iconix Brand Group, Inc.*	8,880	352,536
Lululemon Athletica, Inc.*	8,001	472,299
Movado Group, Inc.	31	1,364
Oxford Industries, Inc.	403	32,510
PVH Corp.	2,834	385,481
Quiksilver, Inc.*	2,895	25,389
R.G. Barry Corp.	26	502
Samsonite International S.A	119,060	362,356
Steven Madden Ltd.*	1,779	65,094
Tumi Holdings, Inc.*	1,430	32,247
Under Armour, Inc., Class A*	7,634	666,448
Vera Bradley, Inc.*	648	15,578
Wolverine World Wide, Inc.	13,662	463,962

		3,474,149

Total Consumer Discretionary		31,996,594

Consumer Staples (3.3%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	1,641	396,777
Coca-Cola Bottling Co. Consolidated	140	10,247
Craft Brew Alliance, Inc.*	110	1,806
National Beverage Corp.*	342	6,895

		415,725

Food & Staples Retailing (0.6%)
Arden Group, Inc., Class A	34	4,301
Casey’s General Stores, Inc.	1,117	78,469
Chefs’ Warehouse, Inc.*	475	13,851
Fairway Group Holdings Corp.*	194	3,515
Fresh Market, Inc.*	1,216	49,248
Harris Teeter Supermarkets, Inc.	169	8,340
Natural Grocers by Vitamin Cottage, Inc.*	263	11,165
Pantry, Inc.*	56	940
PriceSmart, Inc.	559	64,587
Rite Aid Corp.*	13,139	66,483
Sprouts Farmers Market, Inc.*	8,317	319,622
SUPERVALU, Inc.*	4,452	32,455

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Susser Holdings Corp.*	539	$35,299
United Natural Foods, Inc.*	1,442	108,713
Village Super Market, Inc., Class A	121	3,752
Whole Foods Market, Inc.	5,965	344,956

		1,145,696

Food Products (1.8%)
Alico, Inc.	74	2,876
Annie’s, Inc.*	408	17,560
B&G Foods, Inc.	1,566	53,103
Boulder Brands, Inc.*	1,681	26,661
Calavo Growers, Inc.	367	11,105
Cal-Maine Foods, Inc.	379	22,827
Darling International, Inc.*	1,251	26,121
Farmer Bros Co.*	173	4,024
Flowers Foods, Inc.	5,030	107,994
Green Mountain Coffee Roasters, Inc.*	12,164	919,355
Hain Celestial Group, Inc.*	4,416	400,885
Hillshire Brands Co.	3,625	121,220
Ingredion, Inc.	283	19,374
Inventure Foods, Inc.*	443	5,874
J&J Snack Foods Corp.	432	38,271
Lancaster Colony Corp.	547	48,218
Lifeway Foods, Inc.	139	2,221
Limoneira Co.	301	8,004
Omega Protein Corp.*	45	553
Pilgrim’s Pride Corp.*	1,811	29,429
Pinnacle Foods, Inc.	575	15,790
Sanderson Farms, Inc.	680	49,184
Snyders-Lance, Inc.	217	6,232
SunOpta, Inc.*	44,020	440,640
Tootsie Roll Industries, Inc.	550	17,897
TreeHouse Foods, Inc.*	6,328	436,126
WhiteWave Foods Co., Class A*	22,723	521,266

		3,352,810

Household Products (0.2%)
Central Garden & Pet Co., Class A*	152	1,026
Oil-Dri Corp. of America	33	1,249
Orchids Paper Products Co.	155	5,090
Spectrum Brands Holdings, Inc.	4,268	301,108
WD-40 Co.	446	33,307

		341,780

Personal Products (0.5%)
Coty, Inc., Class A	15,975	243,619
Elizabeth Arden, Inc.*	651	23,078
Female Health Co.	636	5,406
Herbalife Ltd.	2,511	197,616
Inter Parfums, Inc.	344	12,319
Lifevantage Corp.*	2,750	4,537
Medifast, Inc.*	414	10,818
Nu Skin Enterprises, Inc., Class A	1,722	238,015
Prestige Brands Holdings, Inc.*	1,511	54,094
Revlon, Inc., Class A*	110	2,745
Star Scientific, Inc.*	4,937	5,727
Synutra International, Inc.*	479	4,253
USANA Health Sciences, Inc.*	181	13,680

		815,907

Tobacco (0.0%)
Vector Group Ltd.	1,396	$22,852

Total Consumer Staples		6,094,770

Energy (4.0%)
Energy Equipment & Services (1.7%)
Atwood Oceanics, Inc.*	319	17,031
C&J Energy Services, Inc.*	15,053	347,724
CARBO Ceramics, Inc.	243	28,317
Dresser-Rand Group, Inc.*	2,243	133,750
Dril-Quip, Inc.*	1,194	131,257
FMC Technologies, Inc.*	4,533	236,668
Forum Energy Technologies, Inc.*	589	16,645
Frank’s International N.V	443	11,961
Geospace Technologies Corp.*	386	36,604
Global Geophysical Services, Inc.*	68	110
Hornbeck Offshore Services, Inc.*	57	2,806
ION Geophysical Corp.*	877	2,894
Key Energy Services, Inc.*	41,451	327,463
Matrix Service Co.*	129	3,157
Newpark Resources, Inc.*	2,077	25,526
Nuverra Environmental Solutions, Inc.*	21	353
Oceaneering International, Inc.	8,460	667,325
Oil States International, Inc.*	2,370	241,076
Patterson-UTI Energy, Inc.	8,669	219,499
PHI, Inc. (Non-Voting)*	24	1,042
Pioneer Energy Services Corp.*	41,313	330,917
RigNet, Inc.*	356	17,063
RPC, Inc.	1,444	25,775
SEACOR Holdings, Inc.*	51	4,651
Superior Energy Services, Inc.*	12,370	329,166
TGC Industries, Inc.*	417	3,044

		3,161,824

Oil, Gas & Consumable Fuels (2.3%)
Abraxas Petroleum Corp.*	2,476	8,121
Adams Resources & Energy, Inc.	5	342
Amyris, Inc.*	771	4,079
Apco Oil and Gas International, Inc.*	49	764
Approach Resources, Inc.*	585	11,285
Athlon Energy, Inc.*	198	5,989
Bill Barrett Corp.*	421	11,274
Bonanza Creek Energy, Inc.*	879	38,210
Carrizo Oil & Gas, Inc.*	1,132	50,680
Cheniere Energy, Inc.*	7,122	307,101
Clean Energy Fuels Corp.*	2,040	26,275
Cobalt International Energy, Inc.*	5,976	98,305
Concho Resources, Inc.*	2,297	248,076
Contango Oil & Gas Co.*	74	3,497
Crosstex Energy, Inc.	1,300	47,008
CVR Energy, Inc.	467	20,282
Delek U.S. Holdings, Inc.	726	24,982
Diamondback Energy, Inc.*	569	30,077
EPL Oil & Gas, Inc.*	289	8,236
Evolution Petroleum Corp.	512	6,318
EXCO Resources, Inc.	2,081	11,050
Forest Oil Corp.*	461	1,664

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

FX Energy, Inc.*	1,607	$5,882
Gastar Exploration, Inc.*	1,602	11,086
Goodrich Petroleum Corp.*	937	15,948
Gulfport Energy Corp.*	2,045	129,142
Isramco, Inc.*	28	3,557
Jones Energy, Inc., Class A*	164	2,375
KiOR, Inc., Class A*	1,303	2,189
Kodiak Oil & Gas Corp.*	7,871	88,234
Kosmos Energy Ltd.*	3,017	33,730
Laredo Petroleum Holdings, Inc.*	1,117	30,930
Magnum Hunter Resources Corp.*	1,623	11,864
Oasis Petroleum, Inc.*	10,290	483,321
Panhandle Oil and Gas, Inc., Class A	197	6,582
PetroQuest Energy, Inc.*	1,583	6,839
Pioneer Natural Resources Co.	1,666	306,661
QEP Resources, Inc.	540	16,551
Quicksilver Resources, Inc.*	625	1,919
Range Resources Corp.	4,717	397,690
Renewable Energy Group, Inc.*	130	1,490
Rentech, Inc.*	5,326	9,321
REX American Resources Corp.*	21	939
Rex Energy Corp.*	15,261	300,794
Rosetta Resources, Inc.*	1,810	86,952
Sanchez Energy Corp.*	13,393	328,262
SemGroup Corp., Class A	1,152	75,145
SM Energy Co.	5,296	440,151
Solazyme, Inc.*	1,428	15,551
Synergy Resources Corp.*	36,468	337,694
Targa Resources Corp.	976	86,054
Triangle Petroleum Corp.*	345	2,870
Uranium Energy Corp.*	2,551	5,102
Ur-Energy, Inc.*	716	988
VAALCO Energy, Inc.*	879	6,056
Western Refining, Inc.	888	37,660
World Fuel Services Corp.	411	17,739
ZaZa Energy Corp.*	389	372

		4,271,255

Total Energy		7,433,079

Financials (5.9%)
Capital Markets (1.9%)
Affiliated Managers Group, Inc.*	1,775	384,962
Artisan Partners Asset Management, Inc., Class A	1,858	121,123
BGC Partners, Inc., Class A	3,794	22,992
Cohen & Steers, Inc.	563	22,554
Diamond Hill Investment Group, Inc.	85	10,059
Eaton Vance Corp.	3,541	151,519
Evercore Partners, Inc., Class A	6,956	415,830
Federated Investors, Inc., Class B	2,026	58,349
Financial Engines, Inc.	1,437	99,843
FXCM, Inc., Class A	1,089	19,428
GAMCO Investors, Inc., Class A	181	15,742
Greenhill & Co., Inc.	833	48,264
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	436	6,086
HFF, Inc., Class A*	839	22,527
ICG Group, Inc.*	65	1,211

INTL FCStone, Inc.*	129	$2,392
KCG Holdings, Inc., Class A*	923	11,039
Ladenburg Thalmann Financial Services, Inc.*	3,109	9,731
Lazard Ltd., Class A	13,869	628,543
LPL Financial Holdings, Inc.	1,816	85,406
Main Street Capital Corp.	68	2,223
Manning & Napier, Inc.	14,336	253,030
Pzena Investment Management, Inc., Class A	331	3,892
SEI Investments Co.	4,020	139,615
Stifel Financial Corp.*	7,379	353,602
Virtus Investment Partners, Inc.*	2,428	485,721
Waddell & Reed Financial, Inc., Class A	2,537	165,209
Westwood Holdings Group, Inc.	209	12,939
WisdomTree Investments, Inc.*	2,929	51,873

		3,605,704

Commercial Banks (1.3%)
Bank of the Ozarks, Inc.	651	36,840
BBCN Bancorp, Inc.	5,000	82,950
First Financial Bankshares, Inc.	610	40,455
First Republic Bank/California	7,265	380,323
Home BancShares, Inc./Arkansas	354	13,222
IBERIABANK Corp.	5,141	323,112
Independent Bank Group, Inc.	3,415	169,589
Investors Bancorp, Inc.	167	4,272
Penns Woods Bancorp, Inc.	9	459
Signature Bank/New York*	3,647	391,761
SVB Financial Group*	3,800	398,468
Texas Capital Bancshares, Inc.*	2,200	136,840
Western Alliance Bancorp*	17,904	427,189

		2,405,480

Consumer Finance (0.1%)
Consumer Portfolio Services, Inc.*	287	2,695
Credit Acceptance Corp.*	213	27,688
Encore Capital Group, Inc.*	576	28,950
First Cash Financial Services, Inc.*	863	53,368
Portfolio Recovery Associates, Inc.*	1,504	79,471
Regional Management Corp.*	84	2,850
Springleaf Holdings, Inc.*	313	7,913
World Acceptance Corp.*	252	22,057

		224,992

Diversified Financial Services (0.5%)
CBOE Holdings, Inc.	2,573	133,693
IntercontinentalExchange Group, Inc.	1,240	278,901
MarketAxess Holdings, Inc.	1,113	74,426
MSCI, Inc.*	1,499	65,536
Platform Acquisition Holdings Ltd.*†(b)	25,089	351,246

		903,802

Insurance (0.7%)
Allied World Assurance Co. Holdings AG	337	38,017
Ambac Financial Group, Inc.*	278	6,828

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

American Equity Investment Life Holding Co.	145	$3,825
American Financial Group, Inc./Ohio	298	17,201
Amtrust Financial Services, Inc.	746	24,387
Arch Capital Group Ltd.*	251	14,982
Argo Group International Holdings Ltd.	270	12,552
Arthur J. Gallagher & Co.	3,742	175,612
Assured Guaranty Ltd.	12,046	284,165
Axis Capital Holdings Ltd.	864	41,100
Brown & Brown, Inc.	1,578	49,533
Crawford & Co., Class B	282	2,606
Eastern Insurance Holdings, Inc.	32	784
eHealth, Inc.*	533	24,779
Employers Holdings, Inc.	624	19,750
Endurance Specialty Holdings Ltd.	438	25,697
Enstar Group Ltd.*	100	13,891
Erie Indemnity Co., Class A	737	53,889
Greenlight Capital Reinsurance Ltd., Class A*	208	7,012
Hallmark Financial Services, Inc.*	16	142
Hanover Insurance Group, Inc.	4,281	255,619
HCI Group, Inc	277	14,820
Health Insurance Innovations, Inc., Class A*	135	1,365
Infinity Property & Casualty Corp.	168	12,054
Maiden Holdings Ltd.	187	2,044
Meadowbrook Insurance Group, Inc.	93	647
National Interstate Corp.	52	1,196
Third Point Reinsurance Ltd.*	237	4,392
Tower Group International Ltd.	133	450
United Fire Group, Inc.	49	1,404
Universal Insurance Holdings, Inc.	71	1,028
Validus Holdings Ltd.	232	9,347
XL Group plc	6,942	221,033

		1,342,151

Real Estate Investment Trusts (REITs) (1.0%)
Acadia Realty Trust (REIT)	306	7,598
Alexander’s, Inc. (REIT)	63	20,790
American Homes 4 Rent (REIT), Class A	291	4,714
American Realty Capital Properties, Inc. (REIT)	770	9,902
Apartment Investment & Management Co. (REIT), Class A	2,375	61,536
Aviv REIT, Inc. (REIT)	33	782
Brixmor Property Group, Inc. (REIT)*	270	5,489
CBL & Associates Properties, Inc. (REIT)	1,594	28,628
CoreSite Realty Corp. (REIT)	619	19,926
Corrections Corp. of America (REIT)	2,131	68,341
DuPont Fabros Technology, Inc. (REIT)	766	18,928
EastGroup Properties, Inc. (REIT)	835	$48,372
Empire State Realty Trust, Inc. (REIT), Class A	450	6,885
Equity Lifestyle Properties, Inc. (REIT)	1,779	64,453
Extra Space Storage, Inc. (REIT)	268	11,291
Federal Realty Investment Trust (REIT).	1,264	128,182
GEO Group, Inc. (REIT)	920	29,642
Glimcher Realty Trust (REIT)	3,886	36,373
Healthcare Realty Trust, Inc. (REIT)	1,092	23,271
Highwoods Properties, Inc. (REIT)	800	28,936
Host Hotels & Resorts, Inc. (REIT)	17,306	336,429
Inland Real Estate Corp. (REIT)	2,181	22,944
Investors Real Estate Trust (REIT)	144	1,236
LTC Properties, Inc. (REIT)	896	31,709
National Health Investors, Inc. (REIT)	861	48,302
Omega Healthcare Investors, Inc. (REIT)	3,551	105,820
Physicians Realty Trust (REIT)	171	2,179
Potlatch Corp. (REIT)	1,207	50,380
PS Business Parks, Inc. (REIT)	559	42,719
Rayonier, Inc. (REIT)	3,721	156,654
Regency Centers Corp. (REIT)	1,135	52,550
Rexford Industrial Realty, Inc. (REIT)	193	2,548
Ryman Hospitality Properties, Inc. (REIT)	828	34,594
Sabra Health Care REIT, Inc. (REIT)	456	11,920
Saul Centers, Inc. (REIT)	237	11,312
Senior Housing Properties Trust (REIT).	408	9,070
Sovran Self Storage, Inc. (REIT)	843	54,938
Spirit Realty Capital, Inc. (REIT)	2,135	20,987
Strategic Hotels & Resorts, Inc. (REIT)*	4,568	43,168
Sun Communities, Inc. (REIT)	1,074	45,795
Tanger Factory Outlet Centers (REIT)	2,795	89,496
Taubman Centers, Inc. (REIT)	349	22,308
UMH Properties, Inc. (REIT)	95	895
Universal Health Realty Income
Trust (REIT)	356	14,261
Urstadt Biddle Properties, Inc. (REIT), Class A	564	10,406
Washington Real Estate Investment
Trust (REIT)	559	13,058
Winthrop Realty Trust (REIT)	52	575
ZAIS Financial Corp. (REIT)	147	2,356

		1,862,648

Real Estate Management & Development (0.1%)
Forestar Group, Inc.*	117	2,488
Kennedy-Wilson Holdings, Inc.	151	3,360
Realogy Holdings Corp.*	3,164	156,523
St. Joe Co.*	133	2,552
Tejon Ranch Co.*	384	14,116

		179,039

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.3%)
BofI Holding, Inc.*	361	$28,313
Essent Group Ltd.*	6,700	161,202
First Federal Bancshares of Arkansas, Inc.*	31	270
Meridian Interstate Bancorp, Inc.*	16	361
MGIC Investment Corp.*	5,334	45,019
Nationstar Mortgage Holdings, Inc.*	636	23,507
Northfield Bancorp, Inc./New Jersey	386	5,095
Ocwen Financial Corp.*	3,063	169,843
Oritani Financial Corp.	430	6,901
Radian Group, Inc.	1,413	19,952
Tree.com, Inc.*	103	3,383

		463,846

Total Financials		10,987,662

Health Care (12.8%)
Biotechnology (3.3%)
ACADIA Pharmaceuticals, Inc.*	1,959	48,955
Achillion Pharmaceuticals, Inc.*	2,884	9,575
Acorda Therapeutics, Inc.*	1,198	34,982
Aegerion Pharmaceuticals, Inc.*	2,175	154,338
Agios Pharmaceuticals, Inc.*	166	3,976
Alkermes plc*	3,723	151,377
Alnylam Pharmaceuticals, Inc.*	3,491	224,576
AMAG Pharmaceuticals, Inc.*	644	15,630
Amicus Therapeutics, Inc.*	868	2,040
Anacor Pharmaceuticals, Inc.*	756	12,686
AP Pharma, Inc.*	118,783	52,858
Arena Pharmaceuticals, Inc.*	5,741	33,585
ARIAD Pharmaceuticals, Inc.*	5,476	37,346
ArQule, Inc.*	1,683	3,618
Array BioPharma, Inc.*	3,768	18,878
BioMarin Pharmaceutical, Inc.*	3,855	270,891
Biotime, Inc.*	1,120	4,032
Bluebird Bio, Inc.*	166	3,483
Cell Therapeutics, Inc.*	3,988	7,657
Celldex Therapeutics, Inc.*	16,148	390,943
Cellular Dynamics International, Inc.*	89	1,469
Cepheid, Inc.*	1,986	92,786
Chelsea Therapeutics International Ltd.*	2,370	10,499
ChemoCentryx, Inc.*	730	4,227
Chimerix, Inc.*	251	3,793
Clovis Oncology, Inc.*	530	31,943
Conatus Pharmaceuticals, Inc.*	123	793
Coronado Biosciences, Inc.*	799	2,101
Cubist Pharmaceuticals, Inc.*	8,461	582,709
Curis, Inc.*	1,835	5,175
Cytokinetics, Inc.*	639	4,153
Cytori Therapeutics, Inc.*	1,439	3,698
Dendreon Corp.*	4,719	14,110
Durata Therapeutics, Inc.*	389	4,975
Dyax Corp.*	3,627	27,311
Dynavax Technologies Corp.*	6,893	13,510
Emergent Biosolutions, Inc.*	144	3,311
Enanta Pharmaceuticals, Inc.*	106	2,892

Epizyme, Inc.*	176	$3,661
Esperion Therapeutics, Inc.*	96	1,319
Exact Sciences Corp.*	16,492	192,791
Exelixis, Inc.*	5,506	33,752
Fibrocell Science, Inc.*	842	3,418
Foundation Medicine, Inc.*	1,300	30,966
Galena Biopharma, Inc.*	2,919	14,478
Genomic Health, Inc.*	500	14,635
GTx, Inc.*	768	1,267
Halozyme Therapeutics, Inc.*	2,662	39,903
Harvard Apparatus Regenerative Technology, Inc.*	13	62
Hyperion Therapeutics, Inc.*	250	5,055
Idenix Pharmaceuticals, Inc.*	2,565	15,339
ImmunoGen, Inc.*	1,939	28,445
Immunomedics, Inc.*	2,076	9,550
Incyte Corp.*	3,051	154,472
Infinity Pharmaceuticals, Inc.*	1,431	19,762
Insmed, Inc.*	1,012	17,214
Insys Therapeutics, Inc.*	151	5,845
Intercept Pharmaceuticals, Inc.*	210	14,339
InterMune, Inc.*	13,990	206,073
Intrexon Corp.*	281	6,688
Ironwood Pharmaceuticals, Inc.*	2,784	32,322
Isis Pharmaceuticals, Inc.*	5,193	206,889
KaloBios Pharmaceuticals, Inc.*	610	2,696
Keryx Biopharmaceuticals, Inc.*	2,448	31,702
Kindred Biosciences, Inc.*	6,500	72,410
KYTHERA Biopharmaceuticals, Inc.*	360	13,410
Lexicon Pharmaceuticals, Inc.*	6,303	11,345
Ligand Pharmaceuticals, Inc., Class B*	534	28,088
MannKind Corp.*	4,454	23,205
Medivation, Inc.*	2,209	140,978
MEI Pharma, Inc.*	403	3,228
Merrimack Pharmaceuticals, Inc.*	2,858	15,262
MiMedx Group, Inc.*	2,739	23,939
Momenta Pharmaceuticals, Inc.*	1,177	20,809
Myriad Genetics, Inc.*	2,209	46,345
Nanosphere, Inc.*	1,492	3,417
Neurocrine Biosciences, Inc.*	1,999	18,671
NewLink Genetics Corp.*	507	11,159
Novavax, Inc.*	5,535	28,339
NPS Pharmaceuticals, Inc.*	11,762	357,094
OncoGenex Pharmaceutical, Inc.*	443	3,695
OncoMed Pharmaceuticals, Inc.*	144	4,251
Onconova Therapeutics, Inc.*	142	1,630
Ophthotech Corp.*	224	7,246
Opko Health, Inc.*	5,583	47,121
Orexigen Therapeutics, Inc.*	3,028	17,048
Osiris Therapeutics, Inc.*	500	8,040
OvaScience, Inc.*	265	2,422
PDL BioPharma, Inc.	4,172	35,212
Peregrine Pharmaceuticals, Inc.*	5,245	7,291
Pharmacyclics, Inc.*	3,299	348,968
Portola Pharmaceuticals, Inc.*	331	8,523
Progenics Pharmaceuticals, Inc.*	1,355	7,222
PTC Therapeutics, Inc.*	230	3,903
Puma Biotechnology, Inc.*	2,232	231,079
Quintiles Transnational Holdings, Inc.*	6,950	322,063

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Raptor Pharmaceutical Corp.*	1,756	$22,863
Receptos, Inc.*	171	4,957
Regeneron Pharmaceuticals, Inc.*	957	263,405
Regulus Therapeutics, Inc.*	271	2,003
Repligen Corp.*	940	12,822
Sangamo BioSciences, Inc.*	1,781	24,738
Sarepta Therapeutics, Inc.*	1,121	22,835
Seattle Genetics, Inc.*	2,954	117,835
SIGA Technologies, Inc.*	1,021	3,339
Stemline Therapeutics, Inc.*	273	5,351
Sunesis Pharmaceuticals, Inc.*	966	4,579
Synageva BioPharma Corp.*	583	37,732
Synergy Pharmaceuticals, Inc.*	2,401	13,518
Synta Pharmaceuticals Corp.*	1,525	7,991
Tesaro, Inc.*	400	11,296
Tetraphase Pharmaceuticals, Inc.*	471	6,368
TG Therapeutics, Inc.*	467	1,821
Theravance, Inc.*	2,343	83,528
Threshold Pharmaceuticals, Inc.*	1,415	6,608
United Therapeutics Corp.*	1,379	155,937
Vanda Pharmaceuticals, Inc.*	968	12,013
Verastem, Inc.*	562	6,407
Vical, Inc.*	2,085	2,460
XOMA Corp.*	2,066	13,904
ZIOPHARM Oncology, Inc.*	2,441	10,594

		6,111,841

Health Care Equipment & Supplies (3.2%)
Abaxis, Inc.*	661	26,453
ABIOMED, Inc.*	1,157	30,938
Accuray, Inc.*	2,224	19,371
Align Technology, Inc.*	8,206	468,973
Analogic Corp.	165	14,612
Anika Therapeutics, Inc.*	213	8,128
Antares Pharma, Inc.*	3,383	15,156
ArthroCare Corp.*	691	27,806
AtriCure, Inc.*	619	11,563
Atrion Corp.	47	13,924
Biolase, Inc.*	872	2,469
Cantel Medical Corp.	982	33,300
Cardiovascular Systems, Inc.*	741	25,409
Cerus Corp.*	2,071	13,358
Cooper Cos., Inc.	1,055	130,651
CryoLife, Inc.	56	621
Cyberonics, Inc.*	816	53,456
Cynosure, Inc., Class A*	198	5,283
DexCom, Inc.*	26,465	937,126
Endologix, Inc.*	1,878	32,752
Exactech, Inc.*	54	1,283
GenMark Diagnostics, Inc.*	1,041	13,856
Globus Medical, Inc., Class A*	1,630	32,893
Greatbatch, Inc.*	10,570	467,617
Haemonetics Corp.*	1,511	63,658
HeartWare International, Inc.*	9,979	937,627
Hologic, Inc.*	2,333	52,143
ICU Medical, Inc.*	351	22,362
IDEXX Laboratories, Inc.*	1,597	169,873
Insulet Corp.*	1,582	58,692
Integra LifeSciences Holdings Corp.*	363	17,319
LDR Holding Corp.*	3,800	89,680
Masimo Corp.*	1,432	41,857

Medical Action Industries, Inc.*	171	$1,464
Meridian Bioscience, Inc.	1,242	32,950
Natus Medical, Inc.*	537	12,082
Navidea Biopharmaceuticals, Inc.*	3,061	6,336
Neogen Corp.*	6,809	311,171
NuVasive, Inc.*	284	9,182
NxStage Medical, Inc.*	1,785	17,850
Oxford Immunotec Global plc*	137	2,655
PhotoMedex, Inc.*	136	1,761
Quidel Corp.*	841	25,978
ResMed, Inc.	4,206	198,018
Rockwell Medical, Inc.*	199	2,078
Sirona Dental Systems, Inc.*	6,029	423,236
Spectranetics Corp.*	1,209	30,225
STAAR Surgical Co.*	1,029	16,660
STERIS Corp.	1,743	83,751
SurModics, Inc.*	430	10,488
Tandem Diabetes Care, Inc.*	6,500	167,505
TearLab Corp.*	845	7,892
Thoratec Corp.*	7,768	284,309
Unilife Corp.*	2,890	12,716
Utah Medical Products, Inc.	100	5,716
Vascular Solutions, Inc.*	497	11,506
Volcano Corp.*	13,690	299,126
West Pharmaceutical Services, Inc.	2,025	99,347
Zeltiq Aesthetics, Inc.*	522	9,871

		5,924,082

Health Care Providers & Services (2.4%)
Acadia Healthcare Co., Inc.*	16,837	796,895
Accretive Health, Inc.*	1,761	16,131
Addus HomeCare Corp.*	18	404
Air Methods Corp.*	1,149	67,021
Alliance HealthCare Services, Inc.*	58	1,435
AMN Healthcare Services, Inc.*	1,374	20,198
Amsurg Corp.*	280	12,858
Bio-Reference Labs, Inc.*	733	18,721
BioScrip, Inc.*	417	3,086
Brookdale Senior Living, Inc.*	2,946	80,072
Capital Senior Living Corp.*	856	20,535
Catamaran Corp.*	8,505	403,817
Centene Corp.*	1,589	93,672
Chemed Corp.	506	38,770
Chindex International, Inc.*	75	1,307
Community Health Systems, Inc.*	220	8,639
Corvel Corp.*	329	15,364
Emeritus Corp.*	1,206	26,086
Ensign Group, Inc.	551	24,393
Envision Healthcare Holdings, Inc.*	9,750	346,320
ExamWorks Group, Inc.*	904	27,003
Gentiva Health Services, Inc.*	933	11,579
Hanger, Inc.*	447	17,585
Health Management Associates, Inc.,
Class A*	7,591	99,442
HealthSouth Corp.	2,164	72,104
Healthways, Inc.*	669	10,269
IPC The Hospitalist Co., Inc.*	502	29,814

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Landauer, Inc.	286	$15,046
MEDNAX, Inc.*	9,162	489,068
Molina Healthcare, Inc.*	803	27,904
MWI Veterinary Supply, Inc.*	2,498	426,134
National Research Corp., Class A*	77	1,449
National Research Corp., Class B	42	1,458
Owens & Minor, Inc.	403	14,734
Patterson Cos., Inc.	2,319	95,543
Premier, Inc., Class A*	6,328	232,617
Providence Service Corp.*	317	8,153
Skilled Healthcare Group, Inc., Class A*	556	2,674
Surgical Care Affiliates, Inc.*	162	5,644
Team Health Holdings, Inc.*	7,776	354,197
Tenet Healthcare Corp.*	3,046	128,298
Triple-S Management Corp., Class B*	38	739
U.S. Physical Therapy, Inc.	362	12,764
Universal Health Services, Inc., Class B.	1,796	145,943
WellCare Health Plans, Inc.*	3,513	247,385

		4,473,270

Health Care Technology (0.4%)
athenahealth, Inc.*	1,079	145,125
Computer Programs & Systems, Inc.	331	20,459
HealthStream, Inc.*	604	19,793
HMS Holdings Corp.*	16,826	382,455
MedAssets, Inc.*	1,820	36,091
Medidata Solutions, Inc.*	1,578	95,579
Merge Healthcare, Inc.*	1,948	4,519
Omnicell, Inc.*	581	14,833
Quality Systems, Inc.	1,194	25,146
Veeva Systems, Inc., Class A*	286	9,181
Vocera Communications, Inc.*	531	8,289

		761,470

Life Sciences Tools & Services (1.1%)
Accelerate Diagnostics, Inc.*	338	4,124
Bruker Corp.*	3,242	64,094
Cambrex Corp.*	438	7,810
Charles River Laboratories International, Inc.*	661	35,059
Covance, Inc.*	5,144	452,981
Fluidigm Corp.*	763	29,238
Furiex Pharmaceuticals, Inc.*	200	8,402
Harvard Bioscience, Inc.*	54	254
ICON plc*	9,138	369,267
Illumina, Inc.*	2,241	247,899
Luminex Corp.*	1,118	21,689
Mettler-Toledo International, Inc.*	890	215,905
NeoGenomics, Inc.*	971	3,515
PAREXEL International Corp.*	12,016	542,883
Sequenom, Inc.*	3,440	8,050
Techne Corp	505	47,808

		2,058,978

Pharmaceuticals (2.4%)
AcelRx Pharmaceuticals, Inc.*	674	$7,623
Actavis plc*	3,548	596,064
Akorn, Inc.*	15,166	373,539
Alimera Sciences, Inc.*	503	2,369
Ampio Pharmaceuticals, Inc.*	999	7,123
Aratana Therapeutics, Inc.*	742	14,172
Auxilium Pharmaceuticals, Inc.*	1,475	30,591
AVANIR Pharmaceuticals, Inc., Class A*	4,348	14,609
BioDelivery Sciences International, Inc.*	875	5,154
Cadence Pharmaceuticals, Inc.*	1,851	16,751
Cempra, Inc.*	574	7,112
Corcept Therapeutics, Inc.*	1,650	5,313
Depomed, Inc.*	1,695	17,933
Endo Health Solutions, Inc.*	3,315	223,630
Endocyte, Inc.*	914	9,771
Forest Laboratories, Inc.*	6,440	386,593
Hi-Tech Pharmacal Co., Inc.*	116	5,033
Horizon Pharma, Inc.*	741	5,646
Impax Laboratories, Inc.*	15,022	377,653
Jazz Pharmaceuticals plc*	6,021	762,018
Lannett Co., Inc.*	559	18,503
Medicines Co.*	1,868	72,142
Nektar Therapeutics*	2,391	27,138
Omeros Corp.*	898	10,138
Ono Pharmaceutical Co., Ltd.	3,117	272,601
Pacira Pharmaceuticals, Inc.*	824	47,372
Questcor Pharmaceuticals, Inc.	1,538	83,744
Repros Therapeutics, Inc.*	669	12,243
Sagent Pharmaceuticals, Inc.*	14,497	367,934
Salix Pharmaceuticals Ltd.*	4,480	402,931
Santarus, Inc.*	1,626	51,967
Sciclone Pharmaceuticals, Inc.*	1,191	6,003
Sucampo Pharmaceuticals, Inc., Class A*	405	3,807
Supernus Pharmaceuticals, Inc.*	589	4,441
TherapeuticsMD, Inc.*	2,527	13,166
ViroPharma, Inc.*	1,933	96,360
Vivus, Inc.*	3,012	27,349
XenoPort, Inc.*	203	1,167
Zogenix, Inc.*	2,948	10,141

		4,397,844

Total Health Care		23,727,485

Industrials (15.2%)
Aerospace & Defense (2.3%)
American Science & Engineering, Inc.	39	2,804
Astronics Corp.*	8,655	441,405
B/E Aerospace, Inc.*	2,725	237,157
Cubic Corp	41	2,159
DigitalGlobe, Inc.*	27,884	1,147,427
Erickson Air-Crane, Inc.*	79	1,642
GenCorp, Inc.*	1,417	25,534
HEICO Corp	1,940	112,423
Hexcel Corp.*	22,923	1,024,429
Huntington Ingalls Industries, Inc.	1,486	133,755
Innovative Solutions & Support, Inc.*	367	2,675

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

KEYW Holding Corp.*	23,459	$315,289
LMI Aerospace, Inc.*	40	590
Moog, Inc., Class A*	125	8,493
National Presto Industries, Inc.*	12	966
Spirit AeroSystems Holdings, Inc., Class A*	465	15,847
Taser International, Inc.*	1,537	24,408
Teledyne Technologies, Inc.*	342	31,416
TransDigm Group, Inc.	3,865	622,342
Triumph Group, Inc.	313	23,810

		4,174,571

Air Freight & Logistics (0.7%)
Echo Global Logistics, Inc.*	21,181	454,968
Expeditors International of Washington, Inc.	7,843	347,053
Forward Air Corp.	867	38,070
Hub Group, Inc., Class A*	9,614	383,406
Pacer International, Inc.*	81	669
Park-Ohio Holdings Corp.*	260	13,624
UTi Worldwide, Inc.	1,930	33,891
XPO Logistics, Inc.*	221	5,810

		1,277,491

Airlines (0.7%)
Alaska Air Group, Inc.	1,913	140,357
Allegiant Travel Co.	2,127	224,271
Copa Holdings S.A., Class A	974	155,947
Republic Airways Holdings, Inc.*	766	8,188
SkyWest, Inc.	83	1,231
Spirit Airlines, Inc.*	15,774	716,297

		1,246,291

Building Products (0.8%)
A.O. Smith Corp.	970	52,322
AAON, Inc.	842	26,902
American Woodmark Corp.*	296	11,701
Apogee Enterprises, Inc.	609	21,869
Armstrong World Industries, Inc.*	8,147	469,349
Builders FirstSource, Inc.*	1,348	9,625
Fortune Brands Home & Security, Inc.	4,276	195,413
Insteel Industries, Inc.	501	11,388
Lennox International, Inc.	1,485	126,314
NCI Building Systems, Inc.*	519	9,103
Nortek, Inc.*	269	20,067
Owens Corning, Inc.*	9,309	379,062
Patrick Industries, Inc.*	199	5,757
PGT, Inc.*	991	10,029
Ply Gem Holdings, Inc.*	422	7,609
Simpson Manufacturing Co., Inc.	100	3,673
Trex Co., Inc.*	514	40,878
USG Corp.*	2,271	64,451

		1,465,512

Commercial Services & Supplies (1.6%)
Acorn Energy, Inc.	546	2,222
ADT Corp.	8,405	340,150
Brink’s Co.	943	32,194
Casella Waste Systems, Inc., Class A*	1,041	6,038

CECO Environmental Corp.	255	$4,123
Cenveo, Inc.*	802	2,759
Cintas Corp.	856	51,009
Clean Harbors, Inc.*	6,580	394,537
Copart, Inc.*	3,284	120,359
Costa, Inc.*	268	5,824
Deluxe Corp.	975	50,885
EnerNOC, Inc.*	275	4,733
G&K Services, Inc., Class A	96	5,974
Healthcare Services Group, Inc.	2,019	57,279
Heritage-Crystal Clean, Inc.*	239	4,897
Herman Miller, Inc.	1,729	51,040
HNI Corp.	1,266	49,159
InnerWorkings, Inc.*	1,323	10,306
Interface, Inc.	23,281	511,251
KAR Auction Services, Inc.	848	25,058
Knoll, Inc.	977	17,889
McGrath RentCorp.	365	14,527
Mine Safety Appliances Co.	834	42,709
Mobile Mini, Inc.*	12,559	517,180
Multi-Color Corp.	221	8,341
Performant Financial Corp.*	664	6,839
Pitney Bowes, Inc.	2,588	60,300
R.R. Donnelley & Sons Co.	2,903	58,873
Rollins, Inc.	1,883	57,036
SP Plus Corp.*	302	7,864
Steelcase, Inc., Class A	290	4,599
Team, Inc.*	616	26,082
Tetra Tech, Inc.*	152	4,253
U.S. Ecology, Inc.	7,228	268,809
UniFirst Corp.	241	25,787
Waste Connections, Inc.	3,443	150,218
West Corp.	417	10,721

		3,011,824

Construction & Engineering (0.3%)
AECOM Technology Corp.*	295	8,682
Aegion Corp.*	139	3,043
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	2,954	245,596
Comfort Systems USA, Inc.	292	5,662
Dycom Industries, Inc.*	369	10,254
Furmanite Corp.*	686	7,285
Great Lakes Dredge & Dock Corp.*	167	1,536
KBR, Inc.	4,727	150,744
MasTec, Inc.*	1,758	57,522
Pike Corp.*	419	4,429
Primoris Services Corp.	1,052	32,749
Quanta Services, Inc.*	1,278	40,334
Sterling Construction Co., Inc.*	32	375

		568,211

Electrical Equipment (0.6%)
Acuity Brands, Inc.	1,255	137,197
AMETEK, Inc.	8,290	436,634
AZZ, Inc.	728	35,570
Babcock & Wilcox Co.	2,267	77,509
Capstone Turbine Corp.*	9,136	11,785
Coleman Cable, Inc.	258	6,765
Encore Wire Corp.	74	4,011
EnerSys, Inc.	439	30,769

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Enphase Energy, Inc.*	476	$3,018
Franklin Electric Co., Inc.	1,328	59,282
FuelCell Energy, Inc.*	4,732	6,672
Generac Holdings, Inc.	1,528	86,546
General Cable Corp.	116	3,412
Hubbell, Inc., Class B	1,264	137,650
Polypore International, Inc.*	1,381	53,721
Power Solutions International, Inc.*	72	5,407
PowerSecure International, Inc.*	615	10,560
Preformed Line Products Co.	9	658
Revolution Lighting Technologies, Inc.*	831	2,846
SolarCity Corp.*	692	39,319
Thermon Group Holdings, Inc.*	807	22,055

		1,171,386

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	6,072	482,117
Raven Industries, Inc.	1,070	44,020

		526,137

Machinery (3.9%)
Accuride Corp.*	1,117	4,166
Actuant Corp., Class A	10,239	375,157
Albany International Corp., Class A	126	4,527
Altra Industrial Motion Corp.	14,366	491,605
Blount International, Inc.*	1,475	21,343
Chart Industries, Inc.*	4,959	474,279
CIRCOR International, Inc.	31	2,504
CLARCOR, Inc.	1,432	92,149
Colfax Corp.*	2,525	160,817
Columbus McKinnon Corp.*	82	2,225
Commercial Vehicle Group, Inc.*	510	3,708
Crane Co.	1,312	88,232
Donaldson Co., Inc.	3,982	173,058
Douglas Dynamics, Inc.	603	10,142
Energy Recovery, Inc.*	560	3,114
EnPro Industries, Inc.*	309	17,814
ESCO Technologies, Inc.	225	7,708
ExOne Co.*	168	10,157
Federal Signal Corp.*	1,859	27,234
Flow International Corp.*	276	1,115
Global Brass & Copper Holdings, Inc.	51	844
Gorman-Rupp Co.	406	13,573
Graco, Inc.	1,805	141,007
Graham Corp.	300	10,887
Harsco Corp.	165	4,625
Hyster-Yale Materials Handling, Inc.	313	29,159
IDEX Corp.	9,693	715,828
ITT Corp.	2,609	113,283
John Bean Technologies Corp.	868	25,458
Joy Global, Inc.	3,054	178,628
Lincoln Electric Holdings, Inc.	8,911	635,711
Lindsay Corp.	379	31,362
Manitex International, Inc.*	437	6,940
Manitowoc Co., Inc.	25,019	583,443
Middleby Corp.*	2,412	578,808
Mueller Industries, Inc	797	50,219

Mueller Water Products, Inc., Class A	4,717	$44,198
Navistar International Corp.*	220	8,402
Nordson Corp.	1,892	140,576
Omega Flex, Inc.	81	1,657
Pall Corp.	3,690	314,942
Proto Labs, Inc.*	510	36,302
RBC Bearings, Inc.*	678	47,969
Rexnord Corp.*	903	24,390
Snap-on, Inc.	197	21,575
Standex International Corp.	75	4,716
Sun Hydraulics Corp.	644	26,295
Tennant Co.	542	36,753
Titan International, Inc.	1,218	21,900
Toro Co.	1,712	108,883
Trimas Corp.*	1,325	52,854
Valmont Industries, Inc.	4,181	623,471
Wabash National Corp.*	169	2,087
WABCO Holdings, Inc.*	1,720	160,665
Wabtec Corp.	2,837	210,704
Watts Water Technologies, Inc., Class A	63	3,898
Woodward, Inc.	2,034	92,771
Xerium Technologies, Inc.*	325	5,359
Xylem, Inc.	335	11,591

		7,092,787

Marine (0.4%)
Kirby Corp.*	6,952	689,986
Matson, Inc.	1,272	33,212

		723,198

Professional Services (1.7%)
Acacia Research Corp.	423	6,150
Advisory Board Co.*	7,978	507,959
Barrett Business Services, Inc.	212	19,661
Corporate Executive Board Co.	996	77,120
Dun & Bradstreet Corp.	1,097	134,657
Equifax, Inc.	3,556	245,684
Exponent, Inc.	2,261	175,092
Franklin Covey Co.*	190	3,777
GP Strategies Corp.*	440	13,108
Huron Consulting Group, Inc.*	4,874	305,697
IHS, Inc., Class A*	3,745	448,277
Insperity, Inc.	673	24,316
Kforce, Inc.	740	15,140
Mistras Group, Inc.*	477	9,960
Odyssey Marine Exploration, Inc.*	2,209	4,462
On Assignment, Inc.*	1,350	47,142
Pendrell Corp.*	701	1,409
Robert Half International, Inc.	14,475	607,805
RPX Corp.*	136	2,298
TrueBlue, Inc.*	1,214	31,297
WageWorks, Inc.*	8,829	524,796

		3,205,807

Road & Rail (0.7%)
Amerco, Inc.*	117	27,827
Avis Budget Group, Inc.*	3,166	127,970
Celadon Group, Inc.	45	877
Con-way, Inc.	617	24,501

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Genesee & Wyoming, Inc., Class A*	5,139	$493,601
Heartland Express, Inc.	1,046	20,523
Hertz Global Holdings, Inc.*	11,773	336,943
Knight Transportation, Inc.	1,756	32,205
Landstar System, Inc.	1,382	79,396
Old Dominion Freight Line, Inc.*	2,090	110,812
Quality Distribution, Inc.*	216	2,771
Roadrunner Transportation Systems, Inc.*	259	6,980
Saia, Inc.*	725	23,236
Swift Transportation Co.*	2,482	55,125
Universal Truckload Services, Inc.	158	4,821
Werner Enterprises, Inc.	388	9,595
YRC Worldwide, Inc.*	65	1,129

		1,358,312

Trading Companies & Distributors (1.2%)
Aceto Corp.	168	4,202
Aircastle Ltd.	832	15,941
Applied Industrial Technologies, Inc.	1,144	56,159
Beacon Roofing Supply, Inc.*	1,437	57,882
BlueLinx Holdings, Inc.*	999	1,948
CAI International, Inc.*	190	4,478
DXP Enterprises, Inc.*	284	32,717
H&E Equipment Services, Inc.*	886	26,252
HD Supply Holdings, Inc.*	18,383	441,376
Houston Wire & Cable Co.	174	2,328
Kaman Corp.	527	20,938
MRC Global, Inc.*	1,064	34,325
MSC Industrial Direct Co., Inc., Class A	1,389	112,328
Rush Enterprises, Inc., Class A*	382	11,326
TAL International Group, Inc.	474	27,184
Textainer Group Holdings Ltd.	214	8,607
United Rentals, Inc.*	10,666	831,415
Watsco, Inc.	760	73,006
WESCO International, Inc.*	4,565	415,734

		2,178,146

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	263	5,765

Total Industrials		28,005,438

Information Technology (19.5%)
Communications Equipment (1.2%)
ADTRAN, Inc.	1,153	31,143
Alliance Fiber Optic Products, Inc.	342	5,147
Anaren, Inc.*	39	1,092
ARRIS Group, Inc.*	3,034	73,923
Aruba Networks, Inc.*	3,372	60,359
CalAmp Corp.*	1,051	29,396
Calix, Inc.*	1,033	9,958
Ciena Corp.*	13,754	329,133
CommScope Holding Co., Inc.*	705	13,339
Infinera Corp.*	3,108	30,396
InterDigital, Inc.	1,214	35,801
Ixia*	37,701	501,800
JDS Uniphase Corp.*	5,277	68,495

KVH Industries, Inc.*	396	$5,160
Oplink Communications, Inc.*	48	893
Palo Alto Networks, Inc.*	4,478	257,351
Parkervision, Inc.*	2,677	12,180
PC-Tel, Inc.	73	699
Plantronics, Inc.	1,175	54,579
Procera Networks, Inc.*	116	1,742
Riverbed Technology, Inc.*	4,572	82,662
Ruckus Wireless, Inc.*	1,371	19,468
ShoreTel, Inc.*	21,719	201,552
Sonus Networks, Inc.*	461	1,452
Tessco Technologies, Inc.	14	565
Ubiquiti Networks, Inc.*	375	17,235
ViaSat, Inc.*	6,018	377,028

		2,222,548

Computers & Peripherals (0.5%)
3D Systems Corp.*	2,966	275,630
Cray, Inc.*	608	16,696
Datalink Corp.*	556	6,060
Electronics for Imaging, Inc.*	744	28,815
Fusion-io, Inc.*	1,713	15,263
Immersion Corp.*	780	8,096
NCR Corp.*	4,851	165,225
SanDisk Corp.	4,242	299,231
Silicon Graphics International Corp.*	1,009	13,531
Stratasys Ltd.*	574	77,318
Synaptics, Inc.*	960	49,738

		955,603

Electronic Equipment, Instruments & Components (1.8%)
Anixter International, Inc.	466	41,866
Badger Meter, Inc.	430	23,435
Belden, Inc.	1,156	81,440
CDW Corp.	272	6,354
Cognex Corp.*	17,644	673,648
Coherent, Inc.*	5,493	408,624
Control4 Corp.*	40	708
Daktronics, Inc.	234	3,669
Dolby Laboratories, Inc., Class A*	536	20,668
DTS, Inc.*	547	13,117
Electro Rent Corp.	284	5,260
Fabrinet*	8,101	166,557
FARO Technologies, Inc.*	9,409	548,545
FEI Co.	1,235	110,360
FLIR Systems, Inc.	2,897	87,200
InvenSense, Inc.*	1,696	35,243
IPG Photonics Corp.*	959	74,428
Littelfuse, Inc.	588	54,643
Maxwell Technologies, Inc.*	877	6,814
Measurement Specialties, Inc.*	407	24,701
Mesa Laboratories, Inc.	80	6,286
Methode Electronics, Inc.	8,916	304,838
MTS Systems Corp.	473	33,701
National Instruments Corp.	8,560	274,091
Neonode, Inc.*	763	4,822
OSI Systems, Inc.*	545	28,945
RealD, Inc.*	1,036	8,847
Rofin-Sinar Technologies, Inc.*	57	1,540
Rogers Corp.*	197	12,116

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Trimble Navigation Ltd.*	7,539	$261,603
Uni-Pixel, Inc.*	302	3,023
Universal Display Corp.*	1,187	40,785

		3,367,877

Internet Software & Services (4.7%)
Akamai Technologies, Inc.*	8,214	387,537
Angie’s List, Inc.*	20,129	304,954
Bankrate, Inc.*	21,056	377,745
Bazaarvoice, Inc.*	44,694	353,976
Benefitfocus, Inc.*	1,710	98,735
Blucora, Inc.*	772	22,511
Brightcove, Inc.*	838	11,849
Carbonite, Inc.*	354	4,188
ChannelAdvisor Corp.*	213	8,884
comScore, Inc.*	1,052	30,098
Constant Contact, Inc.*	919	28,553
Cornerstone OnDemand, Inc.*	7,691	410,238
CoStar Group, Inc.*	5,211	961,846
Criteo S.A. (ADR)*	3,719	127,190
Cvent, Inc.*	2,364	86,026
Dealertrack Technologies, Inc.*	1,144	55,004
Demandware, Inc.*	11,922	764,439
Dice Holdings, Inc.*	1,045	7,576
E2open, Inc.*	438	10,473
eGain Corp.*	388	3,973
Envestnet, Inc.*	677	27,283
Global Eagle Entertainment, Inc.*	8,011	119,124
Gogo, Inc.*	214	5,309
IAC/InterActiveCorp.	2,216	152,217
j2 Global, Inc.	1,360	68,014
LinkedIn Corp., Class A*	2,028	439,731
Liquidity Services, Inc.*	743	16,836
LivePerson, Inc.*	1,651	24,468
LogMeIn, Inc.*	728	24,424
Marin Software, Inc.*	274	2,806
Marketo, Inc.*	208	7,711
Millennial Media, Inc.*	1,052	7,648
Move, Inc.*	1,196	19,124
Net Element International, Inc.*	61	267
NIC, Inc.	1,917	47,676
OpenTable, Inc.*	4,363	346,291
Pandora Media, Inc.*	26,655	709,023
Perficient, Inc.*	137	3,209
Rackspace Hosting, Inc.*	3,332	130,381
Reis, Inc.*	245	4,711
Responsys, Inc.*	1,019	27,931
Rocket Fuel, Inc.*	107	6,579
SciQuest, Inc.*	679	19,338
Shutterstock, Inc.*	3,122	261,093
Spark Networks, Inc.*	524	3,228
SPS Commerce, Inc.*	466	30,430
Stamps.com, Inc.*	392	16,503
support.com, Inc.*	1,496	5,670
Textura Corp.*	138	4,132
Travelzoo, Inc.*	241	5,138
Tremor Video, Inc.*	138	800
Trulia, Inc.*	9,620	339,297
Unwired Planet, Inc.*	2,632	3,632
ValueClick, Inc.*	1,999	46,717
VistaPrint N.V.*	966	54,917

Vocus, Inc.*	53	$604
Web.com Group, Inc.*	1,238	39,356
WebMD Health Corp.*	854	33,733
XO Group, Inc.*	805	11,962
Xoom Corp.*	235	6,432
Yelp, Inc.*	13,885	957,371
YuMe, Inc.*	88	656
Zillow, Inc., Class A*	6,955	568,432
Zix Corp.*	1,858	8,472

		8,664,471

IT Services (2.0%)
Acxiom Corp.*	6,294	232,752
Blackhawk Network Holdings, Inc.*	342	8,639
Booz Allen Hamilton Holding Corp.	864	16,546
Broadridge Financial Solutions, Inc.	3,570	141,086
Cardtronics, Inc.*	1,327	57,658
Cass Information Systems, Inc.	309	20,811
CIBER, Inc.*	51,011	211,186
Computer Task Group, Inc.	461	8,713
CSG Systems International, Inc.	557	16,376
DST Systems, Inc.	821	74,498
EPAM Systems, Inc.*	652	22,781
Euronet Worldwide, Inc.*	1,475	70,579
EVERTEC, Inc.	7,553	186,257
ExlService Holdings, Inc.*	974	26,902
FleetCor Technologies, Inc.*	2,007	235,160
Forrester Research, Inc.	376	14,386
Gartner, Inc.*	2,766	196,524
Genpact Ltd.*	4,979	91,464
Global Payments, Inc.	2,248	146,098
Hackett Group, Inc.	250	1,552
Heartland Payment Systems, Inc.	1,073	53,478
Higher One Holdings, Inc.*	924	9,018
iGATE Corp.*	1,043	41,887
Jack Henry & Associates, Inc.	2,540	150,393
Lender Processing Services, Inc.	2,173	81,227
Lionbridge Technologies, Inc.*	1,644	9,798
Luxoft Holding, Inc.*	115	4,368
MAXIMUS, Inc.	9,051	398,153
MoneyGram International, Inc.*	161	3,346
NeuStar, Inc., Class A*	1,953	97,377
Planet Payment, Inc.*	1,250	3,475
Sapient Corp.*	30,632	531,772
ServiceSource International, Inc.*	1,824	15,285
Syntel, Inc.*	455	41,382
TeleTech Holdings, Inc.*	385	9,217
Total System Services, Inc.	3,730	124,134
Unisys Corp.*	67	2,249
Vantiv, Inc., Class A*	2,595	84,623
Virtusa Corp.*	613	23,349
WEX, Inc.*	1,148	113,686

		3,578,185

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	136	7,355

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Energy Industries, Inc.*	1,099	$25,123
Advanced Micro Devices, Inc.*	17,958	69,498
Ambarella, Inc.*	552	18,729
Applied Micro Circuits Corp.*	2,170	29,035
Atmel Corp.*	12,569	98,415
Cabot Microelectronics Corp.*	656	29,979
Cavium, Inc.*	18,616	642,438
Cirrus Logic, Inc.*	770	15,731
Cree, Inc.*	3,469	217,055
Cypress Semiconductor Corp.*	4,394	46,137
Diodes, Inc.*	837	19,720
Entegris, Inc.*	622	7,215
Exar Corp.*	1,139	13,429
Freescale Semiconductor Ltd.*	761	12,214
GT Advanced Technologies, Inc.*	3,277	28,575
Hittite Microwave Corp.*	934	57,656
Inphi Corp.*	289	3,728
Integrated Device Technology, Inc.*	1,152	11,739
Intermolecular, Inc.*	497	2,445
Intersil Corp., Class A	17,000	194,990
Lattice Semiconductor Corp.*	94,052	518,227
LSI Corp.	1,918	21,136
MA-COM Technology Solutions Holdings, Inc.*	293	4,978
MaxLinear, Inc., Class A*	682	7,113
Micrel, Inc.	1,401	13,828
Microsemi Corp.*	2,137	53,318
Monolithic Power Systems, Inc.*	1,052	36,462
MoSys, Inc.*	1,217	6,718
Nanometrics, Inc.*	15,467	294,646
NVE Corp.*	145	8,451
NXP Semiconductor N.V.*	10,295	472,849
OmniVision Technologies, Inc.*	139	2,391
ON Semiconductor Corp.*	12,688	104,549
PDF Solutions, Inc.*	754	19,318
Peregrine Semiconductor Corp.*	786	5,824
PLX Technology, Inc.*	1,272	8,370
PMC-Sierra, Inc.*	2,607	16,763
Power Integrations, Inc.	7,245	404,416
Rambus, Inc.*	3,335	31,583
RF Micro Devices, Inc.*	7,260	37,462
Rubicon Technology, Inc.*	59	587
Rudolph Technologies, Inc.*	164	1,925
Semtech Corp.*	15,623	394,949
Silicon Image, Inc.*	2,304	14,170
Silicon Laboratories, Inc.*	9,943	430,631
Skyworks Solutions, Inc.*	4,663	133,175
SunEdison, Inc.*	20,439	266,729
SunPower Corp.*	1,197	35,683
Teradyne, Inc.*	15,687	276,405
TriQuint Semiconductor, Inc.*	482	4,020
Ultra Clean Holdings, Inc.*	52	522
Ultratech, Inc.*	830	24,070
Veeco Instruments, Inc.*	263	8,655

		5,203,774

Software (6.5%)
ACI Worldwide, Inc.*	1,180	76,700
Activision Blizzard, Inc.	20,861	371,952

Actuate Corp.*	1,331	$10,262
Advent Software, Inc.	941	32,926
American Software, Inc., Class A	725	7,156
ANSYS, Inc.*	7,265	633,508
Aspen Technology, Inc.*	10,436	436,225
Autodesk, Inc.*	13,529	680,915
AVG Technologies N.V.*	714	12,288
Blackbaud, Inc.	1,349	50,790
Bottomline Technologies (de), Inc.*	15,898	574,872
BroadSoft, Inc.*	16,370	447,556
Cadence Design Systems, Inc.*	43,847	614,735
Callidus Software, Inc.*	1,213	16,654
CommVault Systems, Inc.*	1,364	102,136
Comverse, Inc.*	664	25,763
Concur Technologies, Inc.*	10,119	1,044,078
Cyan, Inc.*	45	238
Digimarc Corp.	190	3,659
Ebix, Inc.	698	10,275
Ellie Mae, Inc.*	788	21,174
EPIQ Systems, Inc.	52	843
ePlus, Inc.*	7	398
FactSet Research Systems, Inc.	1,296	140,720
Fair Isaac Corp.	1,062	66,736
FireEye, Inc.*	3,385	147,620
FleetMatics Group plc*	9,997	432,370
Fortinet, Inc.*	4,020	76,903
Gigamon, Inc.*	78	2,190
Glu Mobile, Inc.*	1,787	6,951
Guidance Software, Inc.*	487	4,919
Guidewire Software, Inc.*	14,469	709,994
Imperva, Inc.*	603	29,022
Infoblox, Inc.*	10,738	354,569
Informatica Corp.*	9,577	397,445
Interactive Intelligence Group, Inc.*	464	31,255
Jive Software, Inc.*	1,182	13,297
Manhattan Associates, Inc.*	576	67,668
MICROS Systems, Inc.*	351	20,137
MicroStrategy, Inc., Class A*	271	33,669
Mitek Systems, Inc.*	758	4,502
Model N, Inc.*	240	2,830
Monotype Imaging Holdings, Inc.	1,106	35,237
NetScout Systems, Inc.*	1,084	32,076
NetSuite, Inc.*	3,499	360,467
Pegasystems, Inc.	521	25,623
Progress Software Corp.*	725	18,727
Proofpoint, Inc.*	686	22,755
PROS Holdings, Inc.*	673	26,853
PTC, Inc.*	3,499	123,830
QAD, Inc., Class A	119	2,101
QAD, Inc., Class B	37	593
Qlik Technologies, Inc.*	2,580	68,705
Qualys, Inc.*	444	10,261
Rally Software Development Corp.*	206	4,007
RealPage, Inc.*	1,389	32,475
Rosetta Stone, Inc.*	344	4,204
Rovi Corp.*	363	7,147
Sapiens International Corp. N.V.	79	609
ServiceNow, Inc.*	14,032	785,932
Silver Spring Networks, Inc.*	176	3,696

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

SolarWinds, Inc.*	1,939	$73,352
Solera Holdings, Inc.	6,229	440,764
Splunk, Inc.*	5,170	355,024
SS&C Technologies Holdings, Inc.*	1,725	76,348
Synchronoss Technologies, Inc.*	858	26,658
Tableau Software, Inc., Class A*	9,509	655,455
Take-Two Interactive Software, Inc.*	2,394	41,584
Tangoe, Inc.*	928	16,713
TIBCO Software, Inc.*	4,825	108,466
TiVo, Inc.*	1,766	23,170
Tyler Technologies, Inc.*	2,522	257,572
Ultimate Software Group, Inc.*	3,629	556,035
VASCO Data Security International, Inc.*	361	2,790
Verint Systems, Inc.*	1,558	66,900
VirnetX Holding Corp.*	1,263	24,515
Vringo, Inc.*	360	1,066

		12,009,610

Total Information Technology		36,009,423

Materials (3.2%)
Chemicals (1.6%)
Advanced Emissions Solutions, Inc.*	324	17,571
Albemarle Corp.	915	58,002
American Pacific Corp.*	175	6,520
American Vanguard Corp.	857	20,817
Arabian American Development Co.*	550	6,902
Balchem Corp.	878	51,539
Calgon Carbon Corp.*	1,614	33,200
Chase Corp.	57	2,012
Chemtura Corp.*	2,907	81,163
Ferro Corp.*	2,164	27,764
Flotek Industries, Inc.*	1,429	28,680
FutureFuel Corp.	151	2,386
H.B. Fuller Co.	11,354	590,862
Hawkins, Inc.	283	10,525
Innophos Holdings, Inc.	646	31,396
Innospec, Inc.	663	30,644
International Flavors & Fragrances, Inc.	2,400	206,352
KMG Chemicals, Inc.	201	3,395
Koppers Holdings, Inc.	620	28,365
Landec Corp.*	771	9,345
LSB Industries, Inc.*	314	12,880
Marrone Bio Innovations, Inc.*	83	1,476
NewMarket Corp.	278	92,894
Olin Corp.	1,571	45,323
OM Group, Inc.*	62	2,257
OMNOVA Solutions, Inc.*	1,413	12,872
Penford Corp.*	44	565
PolyOne Corp.	18,113	640,295
Quaker Chemical Corp.	2,197	169,323
Rockwood Holdings, Inc.	1,566	112,627
RPM International, Inc.	3,651	151,553
Scotts Miracle-Gro Co., Class A	1,274	79,268
Stepan Co.	336	22,052
Taminco Corp.*	418	8,448

Tredegar Corp.	268	$7,721
Valspar Corp.	2,627	187,279
W.R. Grace & Co.*	1,950	192,796
Westlake Chemical Corp.	519	63,354
Zep, Inc.	258	4,685

		3,055,108

Construction Materials (0.2%)
Eagle Materials, Inc.	1,455	112,661
Headwaters, Inc.*	2,193	21,469
Martin Marietta Materials, Inc.	1,357	135,619
Texas Industries, Inc.*	606	41,681
United States Lime & Minerals, Inc.*	55	3,364
US Concrete, Inc.*	401	9,075

		323,869

Containers & Packaging (0.9%)
AEP Industries, Inc.*	131	6,921
AptarGroup, Inc.	1,371	92,967
Avery Dennison Corp.	922	46,275
Ball Corp.	4,386	226,581
Bemis Co., Inc.	1,337	54,764
Berry Plastics Group, Inc.*	1,654	39,349
Crown Holdings, Inc.*	3,616	161,165
Graphic Packaging Holding Co.*	5,686	54,586
Greif, Inc., Class A	187	9,799
Myers Industries, Inc.	118	2,492
Owens-Illinois, Inc.*	2,868	102,617
Packaging Corp. of America	2,894	183,132
Rock-Tenn Co., Class A	3,705	389,062
Sealed Air Corp.	5,787	197,047
Silgan Holdings, Inc.	1,305	62,666

		1,629,423

Metals & Mining (0.1%)
AMCOL International Corp.	323	10,975
Coeur Mining, Inc.*	1,140	12,369
Compass Minerals International, Inc.	988	79,089
Globe Specialty Metals, Inc.	114	2,053
Gold Resource Corp.	975	4,417
Handy & Harman Ltd.*	141	3,414
Hecla Mining Co.	1,431	4,407
Materion Corp.	321	9,903
Midway Gold Corp.*	3,069	2,486
Olympic Steel, Inc.	70	2,029
Paramount Gold and Silver Corp.*	4,153	3,870
Royal Gold, Inc.	466	21,469
Schnitzer Steel Industries, Inc., Class A .	40	1,307
Tahoe Resources, Inc.*	330	5,491
U.S. Silica Holdings, Inc.	641	21,864
Walter Energy, Inc.	654	10,876
Worthington Industries, Inc.	1,563	65,771

		261,790

Paper & Forest Products (0.4%)
Boise Cascade Co.*	361	10,642
Clearwater Paper Corp.*	474	24,885

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Deltic Timber Corp.	334	$22,692
KapStone Paper and Packaging Corp.*	4,422	247,013
Louisiana-Pacific Corp.*	16,172	299,344
Neenah Paper, Inc.	52	2,224
P.H. Glatfelter Co.	1,092	30,183
Schweitzer-Mauduit International, Inc.	.670	34,485
Wausau Paper Corp.	1,389	17,612

		689,080

Total Materials		5,959,270

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	2,531	25,715
Atlantic Tele-Network, Inc.	275	15,557
Cbeyond, Inc.*	35	242
Cincinnati Bell, Inc.*	2,019	7,188
Cogent Communications Group, Inc.	1,396	56,412
Consolidated Communications Holdings, Inc.	1,194	23,438
Fairpoint Communications, Inc.*	537	6,073
General Communication, Inc., Class A* .	948	10,570
HickoryTech Corp.	413	5,299
IDT Corp., Class B	433	7,738
inContact, Inc.*	1,485	11,598
Inteliquent, Inc.	379	4,328
Intelsat S.A.*	39	879
Level 3 Communications, Inc.*	1,609	53,371
Lumos Networks Corp.	465	9,765
magicJack VocalTec Ltd.*	372	4,434
Premiere Global Services, Inc.*	288	3,338
Straight Path Communications, Inc.,
Class B*	216	1,769
Towerstream Corp.*	1,548	4,582
tw telecom, Inc.*	4,432	135,043
Windstream Holdings, Inc.	16,494	131,622

		518,961

Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc.*	366	6,368
NTELOS Holdings Corp.	460	9,306
Shenandoah Telecommunications Co.	637	16,352

		32,026

Total Telecommunication Services		550,987

Utilities (0.2%)
Electric Utilities (0.1%)
ITC Holdings Corp.	1,565	149,958
UNS Energy Corp.	74	4,429

		154,387

Gas Utilities (0.0%)
Questar Corp.	677	$15,564
South Jersey Industries, Inc.	179	10,017

		25,581

Water Utilities (0.1%)
American States Water Co.	98	2,816
Aqua America, Inc.	4,537	107,028
Pure Cycle Corp.*	507	3,209
SJW Corp.	129	3,843
York Water Co.	290	6,070

		122,966

Total Utilities		302,934

Total Common Stocks (81.7%) (Cost $95,762,005)		151,067,642

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14* (Cost $—)	2,081	333

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp.,expiring 4/15/16*(b) (Cost $—)	162	—

Total Energy		—

Financials (0.0%)
Diversified Financial Services (0.0%)
Platform Acquisition Holdings Ltd.,expiring 7/31/20* (Cost $107)	10,753	8,952

Total Financials		8,952

Total Warrants (0.0%) (Cost $107)		8,952

Total Investments (81.7%) (Cost $95,762,112)		151,076,927
Other Assets Less Liabilities (18.3%)		33,748,101

Net Assets (100%)		$184,825,028

*	Non-income producing.
†	Securities (totaling $351,246 or 0.2% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	44	March-14	$3,089,676	$3,153,700	$64,024
Russell 2000 Mini Index	84	March-14	9,257,131	9,755,760	498,629
S&P MidCap 400 E-Mini Index	149	March-14	19,394,581	19,957,060	562,479

					$1,125,132

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$31,634,238	$362,356	$—	$31,996,594
Consumer Staples	6,094,770	—	—	6,094,770
Energy	7,433,079	—	—	7,433,079
Financials	10,636,416	—	351,246	10,987,662
Health Care	23,454,884	272,601	—	23,727,485
Industrials	28,005,438	—	—	28,005,438
Information Technology	36,009,423	—	—	36,009,423
Materials	5,959,270	—	—	5,959,270
Telecommunication Services	550,987	—	—	550,987
Utilities	302,934	—	—	302,934
Futures	1,125,132	—	—	1,125,132
Rights
Energy	333	—	—	333
Warrants
Energy	—	—	—	—
Financials	—	8,952	—	8,952

Total Assets	$151,206,904	$643,909	$351,246	$152,202,059

Total Liabilities	$—	$—	$—	$—

Total	$151,206,904	$643,909	$351,246	$152,202,059

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	1,125,132	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,125,132

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	22,902,289	—	–	22,902,289
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$22,902,289	$—	$—	$22,902,289

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	85,038	—	—	85,038
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$85,038	$—	$—	$85,038

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $68,478,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$1,125,132	(c)	$—	$—	$1,125,132

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows::

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$181,224,349
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$198,547,632

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$56,387,493
Aggregate gross unrealized depreciation	(1,861,732)

Net unrealized appreciation	$54,525,761

Federal income tax cost of investments	$96,551,166

For the year ended December 31, 2013, the Portfolio incurred approximately $128 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $9,756,813 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

ASSETS
Investments at value (Cost $95,762,112)	$151,076,927
Cash	32,791,452
Foreign cash (Cost $2)	2
Cash held as collateral at broker	1,414,000
Due from broker for futures variation margin	108,310
Dividends, interest and other receivables	52,397
Receivable from Separate Accounts for Trust shares sold	41,567
Receivable for securities sold	37,967
Other assets	1,303

Total assets	185,523,925

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	301,861
Payable for securities purchased	173,804
Investment management fees payable	80,251
Administrative fees payable	55,451
Distribution fees payable - Class B	25,231
Trustees’ fees payable	12,954
Distribution fees payable - Class A	3,292
Accrued expenses	46,053

Total liabilities	698,897

NET ASSETS	$184,825,028

Net assets were comprised of:
Paid in capital	$127,152,528
Accumulated undistributed net investment income (loss)	21,123
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	1,211,430
Net unrealized appreciation (depreciation) on investments and futures	56,439,947

Net assets	$184,825,028

Class A
Net asset value, offering and redemption price per share, $15,676,828 / 1,554,788 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.08

Class B
Net asset value, offering and redemption price per share, $122,031,972 / 12,618,787 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.67

Class K
Net asset value, offering and redemption price per share, $47,116,228 / 4,638,912 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $3,625 foreign withholding tax)	$1,516,944
Interest	71,168

Total income	1,588,112

EXPENSES
Investment management fees	2,849,399
Distribution fees - Class B	742,258
Administrative fees	566,764
Custodian fees	136,000
Professional fees	66,773
Printing and mailing expenses	52,643
Distribution fees - Class A	35,355
Trustees’ fees	8,712
Miscellaneous	22,110

Gross expenses	4,480,014
Less: Waiver from investment manager	(136,893)
Fees paid indirectly	(10,795)

Net expenses	4,332,326

NET INVESTMENT INCOME (LOSS)	(2,744,214)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	138,214,582
Futures	22,902,289
Foreign currency transactions	(15,223)

Net realized gain (loss)	161,101,648

Change in unrealized appreciation (depreciation) on:
Investments	(28,920,361)
Futures	85,038

Net change in unrealized appreciation (depreciation)	(28,835,323)

NET REALIZED AND UNREALIZED GAIN (LOSS)	132,266,325

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,522,111

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,744,214)	$(2,294,279)
Net realized gain (loss) on investments, futures and foreign currency transactions	161,101,648	44,078,446
Net change in unrealized appreciation (depreciation) on investments and futures	(28,835,323)	22,753,739

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,522,111	64,537,906

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(4,136,710)	—
Class B	(32,588,099)	—
Class K	(12,151,832)	—

TOTAL DISTRIBUTIONS	(48,876,641)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 56,278 and 63,099 shares, respectively ]	661,290	609,616
Capital shares issued in reinvestment of distributions [ 427,094 and 0 shares, respectively ]	4,136,710	—
Capital shares repurchased [ (166,219) and (215,887) shares, respectively ]	(1,917,003)	(2,042,888)

Total Class A transactions	2,880,997	(1,433,272)

Class B
Capital shares sold [ 3,776,462 and 4,386,789 shares, respectively ]	41,265,928	40,681,465
Capital shares issued in reinvestment of distributions [ 3,508,234 and 0 shares, respectively ]	32,588,099	—
Capital shares repurchased [ (5,214,670) and (7,892,480) shares, respectively ]	(57,163,491)	(72,148,514)
Capital shares repurchased in-kind (Note 10)[ (31,508,327) and 0 shares, respectively ]	(373,483,914)	—

Total Class B transactions	(356,793,378)	(31,467,049)

Class K
Capital shares sold [ 21,981 and 59,306 shares, respectively ]	252,718	558,767
Capital shares issued in reinvestment of distributions [ 1,245,703 and 0 shares, respectively ]	12,151,832	—
Capital shares repurchased [ (789,505) and (2,573,285) shares, respectively ]	(9,629,663)	(23,046,461)
Capital shares repurchased in-kind (Note 10)[ (12) and 0 shares, respectively ]	(149)	—

Total Class K transactions	2,774,738	(22,487,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(351,137,643)	(55,388,015)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(270,492,173)	9,149,891
NET ASSETS:
Beginning of year	455,317,201	446,167,310

End of year (a)	$184,825,028	$455,317,201

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$21,123	$85,231

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.85		$8.54		$9.24		$7.27		$5.11

Income (loss) from investment operations:
Net investment income (loss)	(0.10	)(e)	(0.05	)(e)	(0.06	)(e)	(0.03	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.91		1.36		(0.64)		2.00		2.16

Total from investment operations	3.81		1.31		(0.70)		1.97		2.16

Less distributions:
Distributions from net realized gains	(3.58)		—		—		—		—

Net asset value, end of year	$10.08		$9.85		$8.54		$9.24		$7.27

Total return	40.15%		15.34%		(7.58)%		27.10%		42.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,677		$12,192		$11,871		$78,095		$84,705
Ratio of expenses to average net assets:
After waivers and reimbursements	1.25%		1.26%		0.99%		1.04%		0.78%
After waivers, reimbursements and fees paid indirectly	1.25%		1.26%		0.99%		1.03%		0.78%
Before waivers, reimbursements and fees paid indirectly	1.32%		1.27%		1.01%		1.04%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.82)%		(0.54)%		(0.59)%		(0.43)%		(0.05)%
After waivers, reimbursements and fees paid indirectly	(0.82)%		(0.53)%		(0.59)%		(0.43)%		(0.05)%
Before waivers, reimbursements and fees paid indirectly	(0.89)%		(0.54)%		(0.60)%		(0.44)%		(0.34)%
Portfolio turnover rate	66%		54%		64%		65%		122%

	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$9.56		$8.28		$8.99		$7.08		$4.99

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(e)	(0.05	)(e)	(0.07	)(e)	(0.05	)(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.78		1.33		(0.64)		1.96		2.11

Total from investment operations	3.69		1.28		(0.71)		1.91		2.09

Less distributions:
Distributions from net realized gains	(3.58)		—		—		—		—

Net asset value, end of year	$9.67		$9.56		$8.28		$8.99		$7.08

Total return	40.14%		15.46%		(7.90)%		26.98%		41.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s.	$122,032		$402,021		$377,314		$464,630		$394,599
Ratio of expenses to average net assets:
After waivers and reimbursements	1.25%		1.26%		1.24	%(c)	1.29%		1.15%
After waivers, reimbursements and fees paid indirectly	1.25%		1.26%		1.24%		1.28%		1.15%
Before waivers, reimbursements and fees paid indirectly	1.28%		1.27%		1.26	%(c)	1.29%		1.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.80)%		(0.53)%		(0.81)%		(0.67)%		(0.42)%
After waivers, reimbursements and fees paid indirectly	(0.80)%		(0.53)%		(0.81)%		(0.67)%		(0.42)%
Before waivers, reimbursements and fees paid indirectly	(0.83)%		(0.54)%		(0.82)%		(0.68)%		(0.59)%
Portfolio turnover rate	66%		54%		64%		65%		122%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$9.88		$8.54		$8.22

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(e)	(0.03	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.93		1.37		0.33

Total from investment operations	3.86		1.34		0.32

Less distributions:
Distributions from net realized gains	(3.58)		—		—

Net asset value, end of period	$10.16		$9.88		$8.54

Total return (b)	40.57%		15.69%		3.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$47,116		$41,104		$56,983
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%		1.01%		1.00%
After waivers, reimbursements and fees paid indirectly (a)	1.00%		1.01%		1.00%
Before waivers, reimbursements and fees paid indirectly (a)	1.07%		1.02%		1.01	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.57)%		(0.29)%		(0.48)%
After waivers, reimbursements and fees paid indirectly (a)	(0.56)%		(0.29)%		(0.48)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.64)%		(0.30)%		(0.48)%
Portfolio turnover rate	66%		54%		64%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Knightsbridge Asset Management LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	35.64%	19.67%	8.48%
Portfolio – Class B Shares*	35.50	19.47	8.26
Portfolio – Class K Shares**	35.98	N/A	21.27
Russell 2500TM Value Index	33.32	19.61	9.29
Volatility Managed Index – Mid Cap Value 2500	33.07	17.29	11.24
* Date of inception 12/31/01. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 35.64% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 2500TM Value Index, returned 33.32%, and the Volatility Managed Index — Mid Cap Value 2500 returned 33.07%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Stock selection within the Financials sector was a key contributor to the Portfolio’s relative performance. Notable holdings within the sector included MGIC Investment Corp., Howard Hughes Corp. and Assured Guaranty Ltd.

•

Within the Energy sector, strong results were provided by holdings in Cimarex Energy Co., an exploration and production company that has assets in the West Texas area that are providing higher production growth, and lower costs of extraction versus initial forecasts.

•	A significant underweight in the Utilities sector also added to the Portfolio’s relative outperformance.

•	Other notable individual relative contributors included Sealed Air Corp., New York Times, Southwest Airlines, Boston Scientific Corp. and Forest Laboratories, Inc.

What hurt performance during the year:

•	Weak stock selection within the Consumer Staples sector was a major detractor from relative performance during the period.

•	The biggest detractors from individual performance were Barrick Gold, Layne Christensen Co., Quest Diagnostics Inc., Orthofix International N.V., Chemtura Corp. and Central European Distribution Corp.

•	Underweight positions in the Industrials and Consumer Discretionary sectors were also detrimental.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	27.0%
Consumer Discretionary	10.6
Industrials	10.6
Information Technology	6.9
Energy	5.9
Health Care	5.9
Consumer Staples	4.6
Materials	4.0
Utilities	3.8
Telecommunication Services	0.3
Cash and Other	20.4

100.0%

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,165.97	$6.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.37
Class B
Actual	1,000.00	1,165.67	6.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,167.88	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.10

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.25%, 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.6%)
Auto Components (0.5%)
Allison Transmission Holdings, Inc.	1,125	$31,061
American Axle & Manufacturing Holdings, Inc.*	806	16,483
Cooper Tire & Rubber Co.	2,125	51,085
Dana Holding Corp.	5,125	100,553
Federal-Mogul Corp.*	705	13,874
Fox Factory Holding Corp.*	218	3,841
Fuel Systems Solutions, Inc.*	546	7,573
Gentex Corp.	2,353	77,625
Lear Corp.	2,717	219,995
Modine Manufacturing Co.*	1,816	23,281
Remy International, Inc.	526	12,266
Shiloh Industries, Inc.*	199	3,881
Spartan Motors, Inc.	1,245	8,342
Standard Motor Products, Inc.	226	8,317
Stoneridge, Inc.*	192	2,448
Superior Industries International, Inc.	801	16,525
Tenneco, Inc.*	3,957	223,847
TRW Automotive Holdings Corp.*	4,094	304,553

		1,125,550

Distributors (0.0%)
Core-Mark Holding Co., Inc.	381	28,929
Stock Building Supply Holdings, Inc.*	80	1,458
VOXX International Corp.*	687	11,473
Weyco Group, Inc.	256	7,534

		49,394

Diversified Consumer Services (0.6%)
Apollo Education Group, Inc., Class A*	3,706	101,248
Ascent Capital Group, Inc., Class A*	476	40,727
Bridgepoint Education, Inc.*	671	11,883
Career Education Corp.*	2,106	12,004
Corinthian Colleges, Inc.*	3,036	5,404
DeVry Education Group, Inc.	2,393	84,952
Hillenbrand, Inc.	6,922	203,645
Lincoln Educational Services Corp.	679	3,382
Mac-Gray Corp.	410	8,704
Matthews International Corp., Class A	571	24,330
Regis Corp.	1,750	25,393
Service Corp. International	1,795	32,543
Steiner Leisure Ltd.*	15,654	770,020
Universal Technical Institute, Inc.	800	11,128
Weight Watchers International, Inc.	470	15,477

		1,350,840

Hotels, Restaurants & Leisure (0.5%)
Biglari Holdings, Inc.*	56	28,372
Bob Evans Farms, Inc.	936	47,352

Bravo Brio Restaurant Group, Inc.*	51	$830
Caesars Entertainment Corp.*	168	3,619
Carrols Restaurant Group, Inc.*	881	5,823
Choice Hotels International, Inc.	986	48,422
Del Frisco’s Restaurant Group, Inc.*	231	5,445
Denny’s Corp.*	753	5,414
Diamond Resorts International, Inc.*	379	6,996
DineEquity, Inc.	303	25,316
Einstein Noah Restaurant Group, Inc.	53	768
International Speedway Corp., Class A	1,029	36,519
Isle of Capri Casinos, Inc.*	773	6,957
Jack in the Box, Inc.*	354	17,707
Life Time Fitness, Inc.*	7,730	363,310
Luby’s, Inc.*	794	6,130
Marcus Corp.	744	9,999
Marriott Vacations Worldwide Corp.*	1,110	58,564
Monarch Casino & Resort, Inc.*	171	3,434
Morgans Hotel Group Co.*	580	4,715
Noodles & Co.*	70	2,514
Orient-Express Hotels Ltd., Class A*	3,607	54,502
Penn National Gaming, Inc.*	2,526	36,198
Pinnacle Entertainment, Inc.*	180	4,678
Red Robin Gourmet Burgers, Inc.*	4,363	320,855
Ruby Tuesday, Inc.*	2,357	16,334
Scientific Games Corp., Class A*	456	7,720
Sonic Corp.*	426	8,601
Speedway Motorsports, Inc.	465	9,230
Town Sports International Holdings, Inc.	889	13,122
Wendy’s Co.	10,766	93,880

		1,253,326

Household Durables (2.5%)
Bassett Furniture Industries, Inc.	385	5,883
Beazer Homes USA, Inc.*	431	10,525
Blyth, Inc.	125,000	1,360,000
Cavco Industries, Inc.*	30	2,061
CSS Industries, Inc.	326	9,350
D.R. Horton, Inc.*	10,749	239,918
Ethan Allen Interiors, Inc.	135	4,107
Flexsteel Industries, Inc.	173	5,316
Harman International Industries, Inc.	2,598	212,646
Helen of Troy Ltd.*	1,196	59,214
Hooker Furniture Corp.	423	7,056
Hovnanian Enterprises, Inc., Class A*	1,318	8,725
Jarden Corp.*	23,814	1,460,989
La-Z-Boy, Inc.	1,459	45,229
Leggett & Platt, Inc.	5,466	169,118
Lennar Corp., Class A	7,712	305,087
Lifetime Brands, Inc.	392	6,166
M.D.C. Holdings, Inc.*	1,176	37,914
M/I Homes, Inc.*	680	17,306

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Meritage Homes Corp.*	252	$12,093
Mohawk Industries, Inc.*	7,410	1,103,349
NACCO Industries, Inc., Class A	170	10,572
NVR, Inc.*	32	32,832
Skullcandy, Inc.*	686	4,946
Standard Pacific Corp.*	5,596	50,644
Taylor Morrison Home Corp., Class A*	149	3,345
Toll Brothers, Inc.*	6,466	239,242
TRI Pointe Homes, Inc.*	563	11,221
UCP, Inc., Class A*	203	2,972
Universal Electronics, Inc.*	526	20,046
WCI Communities, Inc.*	115	2,195
Whirlpool Corp.	2,608	409,091
Zagg, Inc.*	1,190	5,176

		5,874,334

Internet & Catalog Retail (0.0%)
1-800-FLOWERS.COM, Inc., Class A*	255	1,380
FTD Cos., Inc.*	716	23,327
RetailMeNot, Inc.*	124	3,570
ValueVision Media, Inc., Class A*	186	1,300
zulily, Inc., Class A*	237	9,819

		39,396

Leisure Equipment & Products (0.3%)
Black Diamond, Inc.*	860	11,464
Brunswick Corp.	9,389	432,457
Callaway Golf Co.	27,862	234,877
JAKKS Pacific, Inc.	793	5,337
Johnson Outdoors, Inc., Class A	205	5,525
LeapFrog Enterprises, Inc.*	2,457	19,508

		709,168

Media (2.7%)
AH Belo Corp., Class A	682	5,095
Beasley Broadcasting Group, Inc., Class A	157	1,371
Carmike Cinemas, Inc.*	639	17,790
Central European Media Enterprises Ltd., Class A*	2,923	11,224
Crown Media Holdings, Inc., Class A*	1,146	4,045
Cumulus Media, Inc., Class A*	692	5,349
Daily Journal Corp.*	40	7,400
Dex Media, Inc.*	663	4,495
Digital Generation, Inc.*	905	11,539
DreamWorks Animation SKG, Inc., Class A*	2,821	100,145
Entercom Communications Corp., Class A*	923	9,701
EW Scripps Co., Class A*	1,200	26,064
Gannett Co., Inc.	70,231	2,077,433
Global Sources Ltd.*	642	5,219
Graham Holdings Co., Class B*	167	110,774
Gray Television, Inc.*	1,794	26,695
Harte-Hanks, Inc.	1,649	12,895
Interpublic Group of Cos., Inc.	32,561	576,330

John Wiley & Sons, Inc., Class A	1,714	$94,613
Journal Communications, Inc., Class A*	1,680	15,641
Live Nation Entertainment, Inc.*	5,348	105,676
Martha Stewart Living Omnimedia, Inc.,
Class A*	820	3,444
McClatchy Co., Class A*	508	1,727
MDC Partners, Inc., Class A	954	24,337
Media General, Inc., Class A*	734	16,588
Meredith Corp.	1,361	70,500
National CineMedia, Inc.	1,614	32,215
New York Times Co., Class A	177,833	2,822,210
Reading International, Inc., Class A*	706	5,288
Regal Entertainment Group, Class A	2,507	48,761
Rentrak Corp.*	37	1,402
Saga Communications, Inc., Class A	138	6,941
Salem Communications Corp., Class A	410	3,567
Scholastic Corp.	972	33,058
Speed Commerce, Inc.*	1,773	8,280
Starz, Class A*	469	13,714
Valassis Communications, Inc.	1,501	51,409
World Wrestling Entertainment, Inc., Class A	971	16,099

		6,389,034

Multiline Retail (0.8%)
Big Lots, Inc.*	1,620	52,310
Bon-Ton Stores, Inc.	40	651
Burlington Stores, Inc.*	260	8,320
Dillard’s, Inc., Class A	342	33,246
Fred’s, Inc., Class A	1,407	26,057
Gordmans Stores, Inc.	255	1,956
J.C. Penney Co., Inc.*	9,051	82,817
Sears Holdings Corp.*	36,665	1,798,051
Tuesday Morning Corp.*	1,654	26,398

		2,029,806

Specialty Retail (2.3%)
Aaron’s, Inc.	44,382	1,304,831
Abercrombie & Fitch Co., Class A	2,618	86,158
American Eagle Outfitters, Inc.	2,654	38,218
America’s Car-Mart, Inc.*	71	2,998
Asbury Automotive Group, Inc.*	145	7,792
Ascena Retail Group, Inc.*	4,130	87,391
Barnes & Noble, Inc.*	1,464	21,887
bebe stores, Inc.	1,322	7,033
Body Central Corp.*	628	2,474
Brown Shoe Co., Inc.	598	16,828
Cato Corp., Class A	856	27,221
Chico’s FAS, Inc.	16,894	318,283
Children’s Place Retail Stores, Inc.*	590	33,612
Citi Trends, Inc.*	555	9,435
Container Store Group, Inc.*	244	11,373
CST Brands, Inc.	10,492	385,266

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Destination Maternity Corp.	58	$1,733
Destination XL Group, Inc.*	1,613	10,597
Dick’s Sporting Goods, Inc.	5,171	300,435
DSW, Inc., Class A	252	10,768
Finish Line, Inc., Class A	1,202	33,860
Foot Locker, Inc.	5,046	209,106
GameStop Corp., Class A	4,539	223,591
Genesco, Inc.*	262	19,142
Group 1 Automotive, Inc.	824	58,521
Guess?, Inc.	2,251	69,939
Haverty Furniture Cos., Inc.	558	17,465
hhgregg, Inc.*	498	6,957
Jos. A. Bank Clothiers, Inc.*	900	49,257
Kirkland’s, Inc.*	172	4,071
MarineMax, Inc.*	894	14,376
Men’s Wearhouse, Inc.	1,805	92,199
New York & Co., Inc.*	424	1,853
Office Depot, Inc.*	15,922	84,227
Pacific Sunwear of California, Inc.*	240	802
Penske Automotive Group, Inc.	5,816	274,283
PEP Boys-Manny, Moe & Jack*	2,051	24,899
RadioShack Corp.*	3,919	10,189
Rent-A-Center, Inc.	2,014	67,147
Sears Hometown and Outlet Stores, Inc.*	121	3,086
Select Comfort Corp.*	135	2,847
Shoe Carnival, Inc.	579	16,797
Signet Jewelers Ltd.	2,809	221,068
Sonic Automotive, Inc., Class A	1,077	26,365
Stage Stores, Inc.	1,263	28,064
Staples, Inc.	57,771	917,981
Stein Mart, Inc.	529	7,115
Systemax, Inc.*	303	3,409
Trans World Entertainment Corp.*	313	1,384
Urban Outfitters, Inc.*	5,000	185,500
West Marine, Inc.*	632	8,993
Zale Corp.*	1,249	19,697

		5,388,523

Textiles, Apparel & Luxury Goods (0.4%)
American Apparel, Inc.*	2,165	2,663
Columbia Sportswear Co.	497	39,139
Crocs, Inc.*	467	7,435
Culp, Inc.	51	1,043
Deckers Outdoor Corp.*	751	63,429
Fifth & Pacific Cos., Inc.*	4,555	146,079
G-III Apparel Group Ltd.*	163	12,028
Iconix Brand Group, Inc.*	1,047	41,566
Jones Group, Inc.	3,001	44,895
Movado Group, Inc.	646	28,430
Perry Ellis International, Inc.*	487	7,690
PVH Corp.	2,747	373,647
Quiksilver, Inc.*	1,413	12,392
R.G. Barry Corp.	392	7,565
Skechers U.S.A., Inc., Class A*	1,499	49,662
Unifi, Inc.*	571	15,554

		853,217

Total Consumer Discretionary		25,062,588

Consumer Staples (4.6%)
Beverages (0.6%)
Beam, Inc.	5,848	$398,015
Craft Brew Alliance, Inc.*	253	4,154
Molson Coors Brewing Co., Class B	16,459	924,173

		1,326,342

Food & Staples Retailing (0.5%)
Andersons, Inc.	709	63,222
Fairway Group Holdings Corp.*	350	6,342
Harris Teeter Supermarkets, Inc.	21,246	1,048,490
Ingles Markets, Inc., Class A	426	11,545
Pantry, Inc.*	806	13,525
Rite Aid Corp.*	10,864	54,972
Roundy’s, Inc.	977	9,633
Spartan Stores, Inc.	1,362	33,069
Sprouts Farmers Market, Inc.*	232	8,916
SUPERVALU, Inc.*	2,013	14,675
Village Super Market, Inc., Class A	53	1,643
Weis Markets, Inc.	395	20,761

		1,286,793

Food Products (2.9%)
Alico, Inc.	14	544
B&G Foods, Inc.	26,705	905,566
Boulder Brands, Inc.*	152	2,411
Bunge Ltd.	5,064	415,805
Cal-Maine Foods, Inc.	83	4,999
Chiquita Brands International, Inc.*	1,794	20,990
ConAgra Foods, Inc.	40,234	1,355,886
Darling International, Inc.*	4,407	92,018
Dean Foods Co.*	3,528	60,646
Diamond Foods, Inc.*	847	21,886
Flowers Foods, Inc.	20,507	440,285
Fresh Del Monte Produce, Inc.	1,403	39,705
Griffin Land & Nurseries, Inc.	102	3,405
Ingredion, Inc.	2,603	178,201
John B. Sanfilippo & Son, Inc.	321	7,922
Omega Protein Corp.*	751	9,230
Pinnacle Foods, Inc.	10,932	300,193
Post Holdings, Inc.*	59,149	2,914,271
Seaboard Corp.*	10	27,950
Seneca Foods Corp., Class A*	304	9,695
Snyders-Lance, Inc.	1,518	43,597
Tootsie Roll Industries, Inc.	15	488
TreeHouse Foods, Inc.*	492	33,909

		6,889,602

Household Products (0.6%)
Central Garden & Pet Co., Class A*	1,407	9,497
Energizer Holdings, Inc.	11,643	1,260,238
Harbinger Group, Inc.*	1,275	15,109
Oil-Dri Corp. of America	147	5,563
Orchids Paper Products Co.	48	1,576

		1,291,983

Personal Products (0.0%)
Coty, Inc., Class A	728	11,102

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Elizabeth Arden, Inc.*	155	$5,495
Inter Parfums, Inc.	200	7,162
Nature’s Sunshine Products, Inc.	402	6,962
Nutraceutical International Corp.*	359	9,614
Revlon, Inc., Class A*	303	7,563

		47,898

Tobacco (0.0%)
Alliance One International, Inc.*	3,182	9,705
Universal Corp.	874	47,721
Vector Group Ltd.	663	10,853

		68,279

Total Consumer Staples		10,910,897

Energy (5.9%)
Energy Equipment & Services (2.1%)
Atwood Oceanics, Inc.*	1,780	95,034
Basic Energy Services, Inc.*	1,131	17,847
Bolt Technology Corp.	296	6,515
Bristow Group, Inc.	6,169	463,045
C&J Energy Services, Inc.*	1,749	40,402
Cal Dive International, Inc.*	3,827	7,692
CARBO Ceramics, Inc.	424	49,409
Dawson Geophysical Co.*	311	10,518
Era Group, Inc.*	776	23,947
Exterran Holdings, Inc.*	2,163	73,975
Forum Energy Technologies, Inc.*	721	20,375
Frank’s International N.V.	7,528	203,256
Global Geophysical Services, Inc.*	760	1,224
Gulf Island Fabrication, Inc.	514	11,935
Gulfmark Offshore, Inc., Class A	8,571	403,951
Helix Energy Solutions Group, Inc.*	20,148	467,031
Helmerich & Payne, Inc.	10,688	898,647
Hercules Offshore, Inc.*	5,961	38,925
Hornbeck Offshore Services, Inc.*	1,286	63,310
ION Geophysical Corp.*	4,015	13,250
Key Energy Services, Inc.*	5,742	45,362
Matrix Service Co.*	847	20,726
McDermott International, Inc.*	8,930	81,799
Mitcham Industries, Inc.*	489	8,660
Nabors Industries Ltd.	11,170	189,778
Natural Gas Services Group, Inc.*	490	13,509
Newpark Resources, Inc.*	585	7,190
Nuverra Environmental Solutions, Inc.*	522	8,764
Oil States International, Inc.*	2,102	213,815
Parker Drilling Co.*	4,590	37,317
Patterson-UTI Energy, Inc.	5,601	141,817
PHI, Inc. (Non-Voting)*	465	20,181
Pioneer Energy Services Corp.*	2,386	19,112
Rowan Cos., plc, Class A*	4,699	166,157
RPC, Inc.	473	8,443
SEACOR Holdings, Inc.*	696	63,475
Solar Cayman Ltd.*†§(b)	50,828	5,083
Superior Energy Services, Inc.*	23,552	626,719
Tesco Corp.*	1,132	22,391
TETRA Technologies, Inc.*	2,924	36,141

TGC Industries, Inc.*	89	$650
Tidewater, Inc.	1,887	111,842
Unit Corp.*	1,845	95,239
Vantage Drilling Co.*	7,681	14,133
Willbros Group, Inc.*	1,535	14,460

		4,883,051

Oil, Gas & Consumable Fuels (3.8%)
Adams Resources & Energy, Inc.	78	5,343
Alon USA Energy, Inc.	886	14,654
Alpha Natural Resources, Inc.*	8,346	59,590
Apco Oil and Gas International, Inc.*	273	4,256
Approach Resources, Inc.*	600	11,574
Arch Coal, Inc.	7,924	35,262
Athlon Energy, Inc.*	429	12,977
Bill Barrett Corp.*	1,311	35,109
BPZ Resources, Inc.*	4,538	8,259
Callon Petroleum Co.*	1,604	10,474
Carrizo Oil & Gas, Inc.*	256	11,461
Cimarex Energy Co.	16,585	1,739,932
Clayton Williams Energy, Inc.*	225	18,439
Cloud Peak Energy, Inc.*	2,291	41,238
Comstock Resources, Inc.	1,870	34,202
Contango Oil & Gas Co.*	6,371	301,094
Crosstex Energy, Inc.	157	5,677
Delek U.S. Holdings, Inc.	506	17,411
Denbury Resources, Inc.*	28,130	462,176
Emerald Oil, Inc.*	2,113	16,186
Endeavour International Corp.*	1,770	9,293
Energen Corp.	10,397	735,588
Energy XXI Bermuda Ltd.	3,014	81,559
EPL Oil & Gas, Inc.*	788	22,458
EQT Corp.	3,734	335,239
Equal Energy Ltd.	1,291	6,894
EXCO Resources, Inc.	2,568	13,636
Forest Oil Corp.*	4,037	14,574
Frontline Ltd.*	2,080	7,779
GasLog Ltd.	950	16,236
Golar LNG Ltd.	1,663	60,350
Green Plains Renewable Energy, Inc.	983	19,060
Gulfport Energy Corp.*	609	38,458
Halcon Resources Corp.*	8,744	33,752
Hallador Energy Co.	371	2,990
Jones Energy, Inc., Class A*	246	3,562
Knightsbridge Tankers Ltd.	1,188	10,918
L&L Energy, Inc.*†(b)	1,156	1,942
Laredo Petroleum Holdings, Inc.*	176	4,873
Magnum Hunter Resources Corp.*	4,587	33,531
Matador Resources Co.*	2,248	41,903
Midstates Petroleum Co., Inc.*	1,277	8,454
Miller Energy Resources, Inc.*	1,174	8,265
Newfield Exploration Co.*	5,157	127,017
Noble Energy, Inc.	6,956	473,773
Nordic American Tankers Ltd.	2,829	27,441
Northern Oil and Gas, Inc.*	2,469	37,208
PBF Energy, Inc., Class A	911	28,660
PDC Energy, Inc.*	1,348	71,741
Peabody Energy Corp.	10,243	200,046
Pengrowth Energy Corp.	294,248	1,819,919

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Penn Virginia Corp.*	2,055	$19,379
PetroQuest Energy, Inc.*	197	851
QEP Resources, Inc.	6,133	187,976
Quicksilver Resources, Inc.*	3,913	12,013
Renewable Energy Group, Inc.*	645	7,392
Resolute Energy Corp.*	2,607	23,541
REX American Resources Corp.*	191	8,540
Sanchez Energy Corp.*	1,339	32,819
SandRidge Energy, Inc.*	18,801	114,122
Scorpio Tankers, Inc.	7,047	83,084
SemGroup Corp., Class A	118	7,697
Ship Finance International Ltd.	2,145	35,135
Southwestern Energy Co.*	4,874	191,694
Stone Energy Corp.*	1,895	65,548
Swift Energy Co.*	1,675	22,613
Teekay Corp.	1,436	68,942
Teekay Tankers Ltd., Class A	2,543	9,994
Triangle Petroleum Corp.*	2,199	18,296
Ultra Petroleum Corp.*	5,849	126,631
Ur-Energy, Inc.*	3,638	5,020
VAALCO Energy, Inc.*	1,102	7,593
W&T Offshore, Inc.	1,260	20,160
Warren Resources, Inc.*	2,763	8,676
Western Refining, Inc.	937	39,738
Westmoreland Coal Co.*	445	8,584
Whiting Petroleum Corp.*	9,013	557,634
World Fuel Services Corp.	2,220	95,815
WPX Energy, Inc.*	7,647	155,846
ZaZa Energy Corp.*	532	508

		9,078,274

Total Energy		13,961,325

Financials (27.0%)
Capital Markets (1.5%)
American Capital Ltd.*	10,722	167,692
Apollo Investment Corp.	8,517	72,224
Ares Capital Corp.	33,711	599,044
Arlington Asset Investment Corp., Class A	530	13,987
Artisan Partners Asset Management, Inc., Class A	284	18,514
BlackRock Kelso Capital Corp.	2,857	26,656
Calamos Asset Management, Inc., Class A	768	9,093
Capital Southwest Corp.	504	17,574
Capitala Finance Corp.	126	2,507
CIFC Corp.	266	2,069
Cowen Group, Inc., Class A*	3,742	14,631
E*TRADE Financial Corp.*	10,899	214,056
FBR & Co.*	330	8,705
Federated Investors, Inc., Class B	1,015	29,232
Fidus Investment Corp.	591	12,848
Fifth Street Finance Corp.	5,344	49,432
Firsthand Technology Value Fund, Inc.	347	8,040
Garrison Capital, Inc.	222	3,081
GFI Group, Inc.	2,435	9,521
Gladstone Capital Corp.	869	8,342
Gladstone Investment Corp.	1,043	8,407

Golub Capital BDC, Inc.	1,445	$27,614
GSV Capital Corp.*	689	8,330
Hercules Technology Growth Capital, Inc.	2,403	39,409
HFF, Inc., Class A*	203	5,451
Horizon Technology Finance Corp.	360	5,116
ICG Group, Inc.*	1,432	26,678
INTL FCStone, Inc.*	320	5,933
Investment Technology Group, Inc.*	1,424	29,277
Janus Capital Group, Inc.	5,667	70,101
JMP Group, Inc.	626	4,632
KCAP Financial, Inc.	1,093	8,821
KCG Holdings, Inc., Class A*	1,551	18,550
Legg Mason, Inc.	4,222	183,573
LPL Financial Holdings, Inc.	457	21,493
Main Street Capital Corp.	1,384	45,243
Manning & Napier, Inc.	533	9,407
MCG Capital Corp.	2,839	12,492
Medallion Financial Corp.	816	11,710
Medley Capital Corp.	1,665	23,060
MVC Capital, Inc.	795	10,733
New Mountain Finance Corp.	1,843	27,719
NGP Capital Resources Co.	785	5,864
Oppenheimer Holdings, Inc., Class A	329	8,153
PennantPark Floating Rate Capital Ltd.	563	7,730
PennantPark Investment Corp.	2,611	30,288
Piper Jaffray Cos., Inc.*	602	23,809
Prospect Capital Corp.	10,811	121,299
Raymond James Financial, Inc.	14,412	752,162
RCS Capital Corp., Class A	70	1,285
Safeguard Scientifics, Inc.*	803	16,132
SEI Investments Co.	291	10,106
Silvercrest Asset Management Group, Inc., Class A	208	3,546
Solar Capital Ltd.	1,701	38,358
Solar Senior Capital Ltd.	473	8,618
Stellus Capital Investment Corp.	445	6,653
Stifel Financial Corp.*	2,403	115,152
SWS Group, Inc.*	1,102	6,700
TCP Capital Corp.	1,367	22,938
THL Credit, Inc.	1,337	22,047
TICC Capital Corp.	2,078	21,487
Triangle Capital Corp.	1,078	29,807
Waddell & Reed Financial, Inc., Class A	5,498	358,030
Walter Investment Management Corp.*	1,399	49,469
WhiteHorse Finance, Inc.	247	3,732

		3,554,362

Commercial Banks (6.7%)
1st Source Corp.	585	18,685
1st United Bancorp, Inc./Florida	1,101	8,379
Access National Corp.	288	4,306
American National Bankshares, Inc.	307	8,059
Ameris Bancorp*	913	19,273

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Ames National Corp.	353	$7,904
Arrow Financial Corp.	417	11,076
Associated Banc-Corp.	6,284	109,342
BancFirst Corp.	256	14,351
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,135	31,803
Bancorp, Inc./Delaware*	1,268	22,710
BancorpSouth, Inc.	3,626	92,173
Bank of Hawaii Corp.	1,711	101,189
Bank of Kentucky Financial Corp.	242	8,930
Bank of Marin Bancorp/California	215	9,329
Bank of the Ozarks, Inc.	351	19,863
BankUnited, Inc.	2,485	81,806
Banner Corp.	727	32,584
Bar Harbor Bankshares	163	6,518
BBCN Bancorp, Inc.	2,994	49,670
BNC Bancorp	662	11,347
BOK Financial Corp.	5,486	363,832
Boston Private Financial Holdings, Inc.	3,076	38,819
Bridge Bancorp, Inc.	433	11,258
Bridge Capital Holdings*	363	7,456
Bryn Mawr Bank Corp.	518	15,633
C&F Financial Corp.	125	5,709
Camden National Corp.	300	12,666
Capital Bank Financial Corp., Class A*	892	20,293
Capital City Bank Group, Inc.*	488	5,744
CapitalSource, Inc.	59,246	851,365
Cardinal Financial Corp.	1,165	20,970
Cascade Bancorp*	209	1,093
Cathay General Bancorp	3,013	80,537
Center Bancorp, Inc.	465	8,723
Centerstate Banks, Inc.	1,178	11,957
Central Pacific Financial Corp.	840	16,867
Century Bancorp, Inc./Massachusetts, Class A	109	3,624
Chemical Financial Corp.	1,111	35,185
Chemung Financial Corp.	162	5,536
Citizens & Northern Corp.	484	9,985
City Holding Co.	614	28,447
City National Corp./California	5,211	412,815
CNB Financial Corp./Pennsylvania	568	10,792
CoBiz Financial, Inc.	1,341	16,038
Columbia Banking System, Inc.	1,931	53,122
Comerica, Inc.	11,494	546,425
Commerce Bancshares, Inc./Missouri	3,109	139,625
Community Bank System, Inc.	1,526	60,552
Community Trust Bancorp, Inc.	522	23,574
CommunityOne Bancorp*	377	4,807
ConnectOne Bancorp, Inc.*	69	2,734
CU Bancorp*	359	6,275
Cullen/Frost Bankers, Inc.	1,999	148,786
Customers Bancorp, Inc.*	772	15,795
CVB Financial Corp.	3,459	59,045
Eagle Bancorp, Inc.*	870	26,648
East West Bancorp, Inc.	18,453	645,301

Enterprise Bancorp, Inc./Massachusetts	264	$5,589
Enterprise Financial Services Corp.	750	15,315
F.N.B. Corp./Pennsylvania	5,680	71,682
Farmers Capital Bank Corp.*	276	6,003
Fidelity Southern Corp.	555	9,219
Financial Institutions, Inc.	547	13,516
First Bancorp, Inc./Maine	372	6,480
First Bancorp/North Carolina	752	12,498
First BanCorp/Puerto Rico*	2,595	16,063
First Busey Corp.	2,727	15,817
First Citizens BancShares, Inc./North Carolina, Class A	275	61,223
First Commonwealth Financial Corp.	3,650	32,193
First Community Bancshares, Inc./Virginia	578	9,653
First Connecticut Bancorp, Inc./Connecticut	640	10,317
First Financial Bancorp	2,199	38,329
First Financial Bankshares, Inc.	389	25,798
First Financial Corp./Indiana	437	15,977
First Financial Holdings, Inc.	916	60,923
First Horizon National Corp.	9,167	106,796
First Interstate Bancsystem, Inc.	682	19,348
First Merchants Corp.	1,310	29,816
First Midwest Bancorp, Inc./Illinois	2,822	49,470
First NBC Bank Holding Co.*	163	5,265
First Niagara Financial Group, Inc.	79,580	845,140
First of Long Island Corp.	304	13,032
First Republic Bank/California	19,713	1,031,976
First Security Group, Inc./Tennessee*	2,357	5,421
FirstMerit Corp.	26,567	590,584
Flushing Financial Corp.	1,194	24,716
Fulton Financial Corp.	35,048	458,428
German American Bancorp, Inc.	497	14,164
Glacier Bancorp, Inc.	2,742	81,684
Great Southern Bancorp, Inc.	401	12,194
Guaranty Bancorp	532	7,475
Hampton Roads Bankshares, Inc.*	1,128	1,974
Hancock Holding Co.	3,202	117,449
Hanmi Financial Corp.	1,220	26,706
Heartland Financial USA, Inc.	570	16,410
Heritage Commerce Corp.	747	6,155
Heritage Financial Corp./Washington	566	9,684
Heritage Oaks Bancorp*	830	6,225
Home BancShares, Inc./Arkansas	1,266	47,285
Home Federal Bancorp, Inc./Idaho	558	8,314
HomeTrust Bancshares, Inc.*	776	12,408
Horizon Bancorp/Indiana	317	8,030
Hudson Valley Holding Corp.	637	12,963
Huntington Bancshares, Inc./Ohio	31,918	308,009
IBERIABANK Corp.	1,115	70,078
Independent Bank Corp./Massachusetts	890	34,879

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Independent Bank Group, Inc.	151	$7,499
International Bancshares Corp.	2,021	53,334
Intervest Bancshares Corp., Class A*	652	4,897
Investors Bancorp, Inc.	1,690	43,230
KeyCorp.	16,911	226,946
Lakeland Bancorp, Inc.	1,292	15,982
Lakeland Financial Corp.	637	24,843
LCNB Corp.	285	5,093
Macatawa Bank Corp.*	859	4,295
MainSource Financial Group, Inc.	779	14,045
MB Financial, Inc.	2,080	66,747
Mercantile Bank Corp.	356	7,682
Merchants Bancshares, Inc.	218	7,303
Metro Bancorp, Inc.*	552	11,890
MetroCorp Bancshares, Inc.	569	8,575
Middleburg Financial Corp.	208	3,752
MidSouth Bancorp, Inc.	328	5,858
MidWestOne Financial Group, Inc.	240	6,528
National Bank Holdings Corp., Class A	1,730	37,022
National Bankshares, Inc./Virginia	265	9,776
National Penn Bancshares, Inc.	46,354	525,191
NBT Bancorp, Inc.	1,644	42,580
NewBridge Bancorp*	913	6,847
Northrim BanCorp, Inc.	251	6,586
OFG Bancorp	1,768	30,657
Old National Bancorp/Indiana	3,830	58,867
OmniAmerican Bancorp, Inc.*	443	9,471
Pacific Continental Corp.	704	11,222
Pacific Premier Bancorp, Inc.*	647	10,184
PacWest Bancorp	1,437	60,670
Palmetto Bancshares, Inc.*	154	1,996
Park National Corp.	438	37,261
Park Sterling Corp.	1,668	11,910
Peapack-Gladstone Financial Corp.	310	5,921
Penns Woods Bancorp, Inc.	193	9,843
Peoples Bancorp, Inc./Ohio	424	9,544
Pinnacle Financial Partners, Inc.	1,322	43,005
Popular, Inc.*	76,652	2,202,212
Preferred Bank/California*	470	9,423
PrivateBancorp, Inc.	2,476	71,631
Prosperity Bancshares, Inc.	2,282	144,656
Renasant Corp.	1,174	36,934
Republic Bancorp, Inc./Kentucky, Class A	396	9,718
S&T Bancorp, Inc.	1,104	27,942
Sandy Spring Bancorp, Inc.	976	27,513
Seacoast Banking Corp. of Florida*	640	7,808
Sierra Bancorp	442	7,112
Signature Bank/New York*	5,894	633,133
Simmons First National Corp., Class A	632	23,479
Southside Bancshares, Inc.	698	19,083
Southwest Bancorp, Inc./Oklahoma*	765	12,179
State Bank Financial Corp.	1,247	22,683
StellarOne Corp.	839	20,195

Sterling Financial Corp./Washington	1,268	$43,213
Suffolk Bancorp*	439	9,131
Sun Bancorp, Inc./New Jersey*	1,462	5,146
Susquehanna Bancshares, Inc.	7,010	90,008
SVB Financial Group*	1,720	180,359
SY Bancorp, Inc.	537	17,141
Synovus Financial Corp.	37,380	134,568
Taylor Capital Group, Inc.*	656	17,436
TCF Financial Corp.	6,236	101,335
Texas Capital Bancshares, Inc.*	1,555	96,721
Tompkins Financial Corp.	563	28,933
TowneBank/Virginia	931	14,328
Trico Bancshares	618	17,533
Tristate Capital Holdings, Inc.*	243	2,882
Trustmark Corp.	2,563	68,791
UMB Financial Corp.	1,348	86,649
Umpqua Holdings Corp.	4,247	81,288
Union First Market Bankshares Corp.	785	19,476
United Bankshares, Inc./West Virginia	1,683	52,930
United Community Banks, Inc./Georgia*	1,660	29,465
Univest Corp. of Pennsylvania	665	13,752
Valley National Bancorp	7,658	77,499
VantageSouth Bancshares, Inc.*	420	2,213
ViewPoint Financial Group, Inc.	1,507	41,367
Virginia Commerce Bancorp, Inc.*	1,048	17,806
Washington Banking Co.	611	10,833
Washington Trust Bancorp, Inc.	559	20,806
Webster Financial Corp.	3,435	107,103
WesBanco, Inc.	968	30,976
West Bancorp, Inc.	572	9,049
Westamerica Bancorp	1,020	57,589
Western Alliance Bancorp*	25,100	598,886
Wilshire Bancorp, Inc.	2,563	28,014
Wintrust Financial Corp.	1,414	65,214
Yadkin Financial Corp.*	530	9,031
Zions Bancorp	7,016	210,199

		15,926,426

Consumer Finance (0.1%)
Cash America International, Inc.	1,076	41,211
Consumer Portfolio Services, Inc.*	262	2,460
DFC Global Corp.*	1,560	17,862
Encore Capital Group, Inc.*	206	10,354
EZCORP, Inc., Class A*	1,978	23,123
First Marblehead Corp.*	348	2,572
Green Dot Corp., Class A*	1,003	25,225
Imperial Holdings, Inc.*	656	4,290
Nelnet, Inc., Class A	871	36,704
Nicholas Financial, Inc.	496	7,807
Regional Management Corp.*	97	3,291
Springleaf Holdings, Inc.*	518	13,095

		187,994

Diversified Financial Services (0.2%)
California First National Bancorp	103	1,555
Gain Capital Holdings, Inc.	482	3,620

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Marlin Business Services Corp.	327	$8,241
MSCI, Inc.*	2,680	117,170
NASDAQ OMX Group, Inc.	4,255	169,349
NewStar Financial, Inc.*	990	17,592
PHH Corp.*	2,157	52,523
PICO Holdings, Inc.*	871	20,129
Resource America, Inc., Class A	451	4,221

		394,400

Insurance (9.3%)
Alleghany Corp.*	1,100	439,956
Allied World Assurance Co. Holdings AG	872	98,370
Ambac Financial Group, Inc.*	1,384	33,991
American Equity Investment Life Holding Co.	27,131	715,716
American Financial Group, Inc./Ohio	2,562	147,879
American National Insurance Co.	269	30,811
AMERISAFE, Inc.	710	29,990
Amtrust Financial Services, Inc.	214	6,996
Arch Capital Group Ltd.*	13,073	780,327
Argo Group International Holdings Ltd.	666	30,962
Aspen Insurance Holdings Ltd.	2,505	103,482
Assurant, Inc.	2,784	184,774
Assured Guaranty Ltd.	22,027	519,617
Axis Capital Holdings Ltd.	3,363	159,978
Baldwin & Lyons, Inc., Class B	351	9,589
Brown & Brown, Inc.	2,479	77,816
Citizens, Inc./Texas*	1,654	14,473
CNO Financial Group, Inc.	8,470	149,834
Crawford & Co., Class B	636	5,877
Donegal Group, Inc., Class A	277	4,404
Eastern Insurance Holdings, Inc.	208	5,094
EMC Insurance Group, Inc.	162	4,960
Employers Holdings, Inc.	336	10,634
Endurance Specialty Holdings Ltd.	17,013	998,153
Enstar Group Ltd.*	1,819	252,677
Everest Reinsurance Group Ltd.	5,101	795,093
FBL Financial Group, Inc., Class A	328	14,691
Fidelity National Financial, Inc., Class A	9,541	309,606
First American Financial Corp.	74,086	2,089,225
Fortegra Financial Corp.*	290	2,398
Genworth Financial, Inc., Class A*	18,800	291,964
Global Indemnity plc*	286	7,236
Greenlight Capital Reinsurance Ltd., Class A*	20,464	689,842
Hallmark Financial Services, Inc.*	527	4,682
Hanover Insurance Group, Inc.	1,196	71,413
Hartford Financial Services Group, Inc.	17,101	619,569
HCC Insurance Holdings, Inc.	32,585	1,503,472
Hilltop Holdings, Inc.*	2,405	55,628
Horace Mann Educators Corp.	1,532	48,319
Independence Holding Co.	282	3,804
Infinity Property & Casualty Corp.	2,821	202,407

Investors Title Co.	60	$4,859
Kansas City Life Insurance Co.	135	6,445
Kemper Corp.	1,793	73,298
Maiden Holdings Ltd.	1,619	17,696
Markel Corp.*	1,300	754,455
MBIA, Inc.*	120,837	1,442,794
Meadowbrook Insurance Group, Inc.	1,816	12,639
Mercury General Corp.	995	49,462
Montpelier Reinsurance Holdings Ltd.	1,684	49,004
National Interstate Corp.	195	4,485
National Western Life Insurance Co., Class A	79	17,661
Navigators Group, Inc.*	7,315	462,015
Old Republic International Corp.	129,357	2,233,995
OneBeacon Insurance Group Ltd., Class A	862	13,637
PartnerReinsurance Ltd.	2,054	216,553
Phoenix Cos., Inc.*	222	13,631
Platinum Underwriters Holdings Ltd.	1,106	67,776
Primerica, Inc.	2,166	92,943
ProAssurance Corp.	2,340	113,443
Protective Life Corp.	2,994	151,676
Reinsurance Group of America, Inc.	16,284	1,260,544
RenaissanceReinsurance Holdings Ltd.	1,695	164,991
RLI Corp.	809	78,780
Safety Insurance Group, Inc.	500	28,150
Selective Insurance Group, Inc.	2,082	56,339
StanCorp Financial Group, Inc.	1,682	111,433
State Auto Financial Corp.	548	11,640
Stewart Information Services Corp.	822	26,526
Symetra Financial Corp.	3,066	58,131
Third Point Reinsurance Ltd.*	717	13,286
Tower Group International Ltd.	2,056	6,949
United Fire Group, Inc.	720	20,635
Universal Insurance Holdings, Inc.	943	13,655
Validus Holdings Ltd.	3,673	147,985
W. R. Berkley Corp.	4,122	178,854
White Mountains Insurance Group Ltd.	232	139,915
Willis Group Holdings plc	42,080	1,885,605
XL Group plc	16,368	521,157

		22,048,751

Real Estate Investment Trusts (REITs) (6.4%)
Acadia Realty Trust (REIT)	1,753	43,527
AG Mortgage Investment Trust, Inc. (REIT)	1,251	19,566
Agree Realty Corp. (REIT)	629	18,254
Alexandria Real Estate Equities, Inc. (REIT)	2,766	175,973
American Assets Trust, Inc. (REIT)	1,309	41,142
American Campus Communities, Inc. (REIT)	4,003	128,937

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

American Capital Mortgage Investment Corp. (REIT)	2,155	$37,626
American Homes 4 Rent (REIT), Class A	1,700	27,540
American Realty Capital Properties, Inc. (REIT)	5,163	66,396
American Residential Properties, Inc. (REIT)*	564	9,678
AmREIT, Inc. (REIT)	836	14,045
Anworth Mortgage Asset Corp. (REIT)	5,826	24,527
Apartment Investment & Management Co. (REIT), Class A	2,547	65,993
Apollo Commercial Real Estate Finance, Inc. (REIT)	1,699	27,609
Apollo Residential Mortgage, Inc. (REIT)	1,239	18,312
Ares Commercial Real Estate Corp. (REIT)	805	10,546
Armada Hoffler Properties, Inc. (REIT)	874	8,111
ARMOUR Residential REIT, Inc. (REIT)	14,699	58,943
Ashford Hospitality Prime, Inc. (REIT)	452	8,226
Ashford Hospitality Trust, Inc. (REIT)	2,407	19,930
Associated Estates Realty Corp. (REIT)	2,232	35,824
Aviv REIT, Inc. (REIT)	425	10,073
BioMed Realty Trust, Inc. (REIT)	27,323	495,093
Brandywine Realty Trust (REIT)	31,008	436,903
BRE Properties, Inc. (REIT)	2,989	163,528
Brixmor Property Group, Inc. (REIT)*	1,582	32,162
Camden Property Trust (REIT)	6,631	377,171
Campus Crest Communities, Inc. (REIT)	2,503	23,553
Capstead Mortgage Corp. (REIT)	3,920	47,354
CBL & Associates Properties, Inc. (REIT)	4,174	74,965
Cedar Realty Trust, Inc. (REIT)	2,650	16,589
Chambers Street Properties (REIT)	9,144	69,952
Chatham Lodging Trust (REIT)	1,072	21,922
Chesapeake Lodging Trust (REIT)	1,917	48,481
Chimera Investment Corp. (REIT)	40,216	124,670
Colony Financial, Inc. (REIT)	3,111	63,122
CommonWealth REIT (REIT)	4,559	106,270
Corporate Office Properties Trust/Maryland (REIT)	3,264	77,324
Corrections Corp. of America (REIT)	21,057	675,298
Cousins Properties, Inc. (REIT)	193,434	1,992,370
CubeSmart (REIT)	5,099	81,278
CyrusOne, Inc. (REIT)	737	16,457
CYS Investments, Inc. (REIT)	7,006	51,914
DCT Industrial Trust, Inc. (REIT)	11,188	79,770
DDR Corp. (REIT)	34,035	523,118

DiamondRock Hospitality Co. (REIT)	7,435	$85,874
Douglas Emmett, Inc. (REIT)	5,482	127,676
Duke Realty Corp. (REIT)	12,353	185,789
DuPont Fabros Technology, Inc. (REIT)	1,411	34,866
Dynex Capital, Inc. (REIT)	2,318	18,544
EastGroup Properties, Inc. (REIT)	97	5,619
Education Realty Trust, Inc. (REIT)	4,503	39,716
Ellington Residential Mortgage REIT (REIT)	270	4,153
Empire State Realty Trust, Inc. (REIT), Class A	2,636	40,331
EPR Properties (REIT)	1,997	98,173
Equity Lifestyle Properties, Inc. (REIT)	907	32,861
Equity One, Inc. (REIT)	2,347	52,667
Essex Property Trust, Inc. (REIT)	1,473	211,390
Excel Trust, Inc. (REIT)	1,922	21,892
Extra Space Storage, Inc. (REIT)	3,955	166,624
Federal Realty Investment Trust (REIT)	878	89,038
FelCor Lodging Trust, Inc. (REIT)*	4,796	39,135
First Industrial Realty Trust, Inc. (REIT)	4,089	71,353
First Potomac Realty Trust (REIT)	2,335	27,156
Franklin Street Properties Corp. (REIT)	3,626	43,331
Gaming and Leisure Properties, Inc. (REIT)*	3,007	152,786
GEO Group, Inc. (REIT)	1,569	50,553
Getty Realty Corp. (REIT)	1,038	19,068
Gladstone Commercial Corp. (REIT)	690	12,399
Glimcher Realty Trust (REIT)	541	5,064
Government Properties Income Trust (REIT)	2,066	51,340
Gramercy Property Trust, Inc. (REIT)*	2,307	13,265
Hatteras Financial Corp. (REIT)	3,844	62,811
Healthcare Realty Trust, Inc. (REIT)	2,300	49,013
Healthcare Trust of America, Inc. (REIT), Class A	4,337	42,676
Hersha Hospitality Trust (REIT)	7,750	43,168
Highwoods Properties, Inc. (REIT)	2,417	87,423
Home Properties, Inc. (REIT)	2,188	117,321
Hospitality Properties Trust (REIT)	5,692	153,855
Hudson Pacific Properties, Inc. (REIT)	1,743	38,119
Inland Real Estate Corp. (REIT)	549	5,775
Invesco Mortgage Capital, Inc. (REIT)	5,397	79,228
Investors Real Estate Trust (REIT)	3,857	33,093

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

iStar Financial, Inc. (REIT)*	68,087	$971,601
JAVELIN Mortgage Investment Corp. (REIT)	646	8,999
Kilroy Realty Corp. (REIT)	3,164	158,770
Kite Realty Group Trust (REIT)	4,971	32,659
LaSalle Hotel Properties (REIT)	3,956	122,082
Lexington Realty Trust (REIT)	6,596	67,345
Liberty Property Trust (REIT)	15,325	519,058
LTC Properties, Inc. (REIT)	245	8,671
Mack-Cali Realty Corp. (REIT)	3,407	73,182
Medical Properties Trust, Inc. (REIT)	6,232	76,155
MFA Financial, Inc. (REIT)	14,297	100,937
Mid-America Apartment Communities, Inc. (REIT)	11,774	715,153
Monmouth Real Estate Investment Corp. (REIT), Class A	1,870	16,998
National Retail Properties, Inc. (REIT)	4,633	140,519
New Residential Investment Corp. (REIT)	9,743	65,083
New York Mortgage Trust, Inc. (REIT)	2,761	19,299
NorthStar Realty Finance Corp. (REIT)	11,225	150,976
One Liberty Properties, Inc. (REIT)	495	9,964
Parkway Properties, Inc./Maryland (REIT)	2,152	41,514
Pebblebrook Hotel Trust (REIT)	2,391	73,547
Pennsylvania Real Estate Investment Trust (REIT)	2,570	48,779
PennyMac Mortgage Investment Trust (REIT)	2,403	55,173
Physicians Realty Trust (REIT)	642	8,179
Piedmont Office Realty Trust, Inc. (REIT), Class A	6,409	105,877
Post Properties, Inc. (REIT)	2,075	93,852
QTS Realty Trust, Inc. (REIT), Class A	496	12,291
RAIT Financial Trust (REIT)	2,706	24,273
Ramco-Gershenson Properties Trust (REIT)	2,560	40,294
Redwood Trust, Inc. (REIT)	3,152	61,054
Regency Centers Corp. (REIT)	2,081	96,350
Resource Capital Corp. (REIT)	5,094	30,207
Retail Opportunity Investments Corp. (REIT)	2,730	40,186
Retail Properties of America, Inc. (REIT), Class A	5,190	66,017
Rexford Industrial Realty, Inc. (REIT)	473	6,244
RLJ Lodging Trust (REIT)	4,685	113,939
Rouse Properties, Inc. (REIT)	882	19,572
Ryman Hospitality Properties, Inc. (REIT)	637	26,614
Sabra Health Care REIT, Inc. (REIT)	921	24,075
Select Income REIT (REIT)	965	25,804
Senior Housing Properties Trust (REIT)	6,834	151,920

Silver Bay Realty Trust Corp. (REIT)	58,218	$930,906
Sovran Self Storage, Inc. (REIT)	123	8,016
Spirit Realty Capital, Inc. (REIT)	11,373	111,797
STAG Industrial, Inc. (REIT)	1,680	34,255
Strategic Hotels & Resorts, Inc. (REIT)*	1,159	10,953
Summit Hotel Properties, Inc. (REIT)	3,044	27,396
Sunstone Hotel Investors, Inc. (REIT)	6,958	93,237
Taubman Centers, Inc. (REIT)	2,019	129,054
Terreno Realty Corp. (REIT)	1,064	18,833
Two Harbors Investment Corp. (REIT)	13,875	128,760
UMH Properties, Inc. (REIT)	726	6,839
Urstadt Biddle Properties, Inc. (REIT), Class A	222	4,096
Washington Real Estate Investment Trust (REIT)	1,867	43,613
Weingarten Realty Investors (REIT)	4,698	128,819
Western Asset Mortgage Capital Corp. (REIT)	1,096	16,308
Whitestone REIT (REIT)	971	12,982
Winthrop Realty Trust (REIT)	1,223	13,514
WP Carey, Inc. (REIT)	2,264	138,896
ZAIS Financial Corp. (REIT)	81	1,298

		15,165,971

Real Estate Management & Development (1.3%)
Alexander & Baldwin, Inc.	1,653	68,980
Altisource Residential Corp.	1,657	49,892
AV Homes, Inc.*	380	6,905
Consolidated-Tomoka Land Co.	220	7,984
Forest City Enterprises, Inc., Class A*	6,032	115,211
Forestar Group, Inc.*	1,200	25,524
Howard Hughes Corp.*	18,414	2,211,521
Jones Lang LaSalle, Inc.	1,710	175,087
Kennedy-Wilson Holdings, Inc.	1,962	43,655
RE/MAX Holdings, Inc., Class A*	315	10,102
Realogy Holdings Corp.*	6,803	336,544
St. Joe Co.*	2,110	40,491
Tejon Ranch Co.*	42	1,544

		3,093,440

Thrifts & Mortgage Finance (1.5%)
Astoria Financial Corp.	3,302	45,667
Banc of California, Inc.	655	8,784
Bank Mutual Corp.	1,794	12,576
BankFinancial Corp.	775	7,099
BBX Capital Corp., Class A*	264	4,118
Beneficial Mutual Bancorp, Inc.*	1,235	13,486
Berkshire Hills Bancorp, Inc.	974	26,561
Brookline Bancorp, Inc.	2,724	26,069
Capitol Federal Financial, Inc.	5,560	67,332
Charter Financial Corp./Maryland	855	9,208
Clifton Savings Bancorp, Inc.	326	4,173
Dime Community Bancshares, Inc.	1,228	20,778

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Doral Financial Corp.*	265	$4,150
ESB Financial Corp.	447	6,347
ESSA Bancorp, Inc.	368	4,254
Essent Group Ltd.*	13,525	325,411
EverBank Financial Corp.	3,075	56,395
Farmer Mac, Class C	392	13,426
First Defiance Financial Corp.	388	10,076
First Federal Bancshares of Arkansas, Inc.*	95	827
First Financial Northwest, Inc.	619	6,419
Flagstar Bancorp, Inc.*	756	14,833
Fox Chase Bancorp, Inc.	452	7,856
Franklin Financial Corp./Virginia*	437	8,644
Hingham Institution for Savings	62	4,866
Home Bancorp, Inc.*	242	4,562
Home Loan Servicing Solutions Ltd.	2,740	62,938
HomeStreet, Inc.	492	9,840
Hudson City Bancorp, Inc.	20,062	189,185
Kearny Financial Corp.*	578	6,722
Meridian Interstate Bancorp, Inc.*	298	6,729
Meta Financial Group, Inc.	236	9,518
MGIC Investment Corp.*	176,036	1,485,744
NASB Financial, Inc.	166	5,013
Nationstar Mortgage Holdings, Inc.*	6,570	242,827
Northfield Bancorp, Inc./New Jersey	1,726	22,783
Northwest Bancshares, Inc.	3,583	52,957
OceanFirst Financial Corp.	521	8,925
Oritani Financial Corp.	1,223	19,629
PennyMac Financial Services, Inc., Class A*	487	8,547
People’s United Financial, Inc.	11,844	179,081
Provident Financial Holdings, Inc.	343	5,145
Provident Financial Services, Inc.	2,250	43,470
Radian Group, Inc.	4,793	67,677
Rockville Financial, Inc.	967	13,741
Sterling Bancorp/Delaware	3,212	42,944
Territorial Bancorp, Inc.	400	9,280
TFS Financial Corp.*	3,034	36,757
Tree.com, Inc.*	124	4,072
TrustCo Bank Corp.	3,692	26,509
United Community Financial Corp./Ohio*	1,758	6,276
United Financial Bancorp, Inc.	760	14,356
Walker & Dunlop, Inc.*	647	10,462
Washington Federal, Inc.	3,929	91,506
Waterstone Financial, Inc.*	273	3,030
Westfield Financial, Inc.	591	4,409
WSFS Financial Corp.	298	23,104

		3,427,093

Total Financials		63,798,437

Health Care (5.9%)
Biotechnology (0.2%)
ACADIA Pharmaceuticals, Inc.*	154	3,848
Agios Pharmaceuticals, Inc.*	44	1,054
Alnylam Pharmaceuticals, Inc.*	131	8,427
Arena Pharmaceuticals, Inc.*	1,007	5,891

AVEO Pharmaceuticals, Inc.*	1,992	$3,665
Bluebird Bio, Inc.*	47	986
Celldex Therapeutics, Inc.*	259	6,270
Curis, Inc.*	733	2,067
Cytokinetics, Inc.*	185	1,202
Cytori Therapeutics, Inc.*	533	1,370
Dynavax Technologies Corp.*	1,484	2,909
Emergent Biosolutions, Inc.*	878	20,185
Enzon Pharmaceuticals, Inc.	1,441	1,672
Esperion Therapeutics, Inc.*	64	879
Geron Corp.*	5,041	23,894
Harvard Apparatus Regenerative Technology, Inc.*	234	1,112
Idenix Pharmaceuticals, Inc.*	558	3,337
ImmunoGen, Inc.*	804	11,795
Immunomedics, Inc.*	146	672
InterMune, Inc.*	241	3,550
Intrexon Corp.*	54	1,285
Lexicon Pharmaceuticals, Inc.*	765	1,377
Momenta Pharmaceuticals, Inc.*	322	5,693
NPS Pharmaceuticals, Inc.*	1,382	41,958
Onconova Therapeutics, Inc.*	44	505
Progenics Pharmaceuticals, Inc.*	368	1,961
Prothena Corp. plc*	553	14,666
PTC Therapeutics, Inc.*	56	950
Quintiles Transnational Holdings, Inc.*	8,093	375,030
Rigel Pharmaceuticals, Inc.*	3,360	9,576
Spectrum Pharmaceuticals, Inc.*	2,465	21,815
Targacept, Inc.*	1,095	4,544
Vical, Inc.*	338	399
XOMA Corp.*	305	2,053

		586,597

Health Care Equipment & Supplies (1.5%)
Alere, Inc.*	3,078	111,424
Alphatec Holdings, Inc.*	2,345	4,713
Analogic Corp.	256	22,671
AngioDynamics, Inc.*	946	16,262
Anika Therapeutics, Inc.*	189	7,212
ArthroCare Corp.*	200	8,048
Boston Scientific Corp.*	112,602	1,353,476
CareFusion Corp.*	5,907	235,217
CONMED Corp.	1,051	44,667
Cooper Cos., Inc.	486	60,186
CryoLife, Inc.	965	10,702
Cutera, Inc.*	551	5,609
Cynosure, Inc., Class A*	484	12,913
Derma Sciences, Inc.*	527	5,702
Exactech, Inc.*	283	6,724
Greatbatch, Inc.*	11,628	514,423
Hill-Rom Holdings, Inc.	2,252	93,098
Hologic, Inc.*	7,295	163,043
ICU Medical, Inc.*	50	3,185
Integra LifeSciences Holdings Corp.*	392	18,702
Invacare Corp.	1,234	28,641
Medical Action Industries, Inc.*	326	2,791
Merit Medical Systems, Inc.*	1,642	25,845
Natus Medical, Inc.*	485	10,913
Navidea Biopharmaceuticals, Inc.*	633	1,310

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

NuVasive, Inc.*	1,347	$43,549
OraSure Technologies, Inc.*	2,117	13,316
Orthofix International N.V.*	22,805	520,410
PhotoMedex, Inc.*	363	4,701
Rockwell Medical, Inc.*	1,260	13,154
RTI Surgical, Inc.*	2,145	7,593
Solta Medical, Inc.*	2,608	7,694
STAAR Surgical Co.*	92	1,489
Symmetry Medical, Inc.*	1,433	14,445
Teleflex, Inc.	1,582	148,487
Tornier N.V.*	997	18,734
Wright Medical Group, Inc.*	1,566	48,092

		3,609,141

Health Care Providers & Services (1.9%)
Addus HomeCare Corp.*	185	4,153
Alliance HealthCare Services, Inc.*	101	2,499
Almost Family, Inc.*	327	10,572
Amedisys, Inc.*	1,208	17,673
Amsurg Corp.*	851	39,078
BioScrip, Inc.*	1,719	12,721
Chindex International, Inc.*	364	6,345
Community Health Systems, Inc.*	7,455	292,758
Cross Country Healthcare, Inc.*	1,039	10,369
Ensign Group, Inc.	52	2,302
Envision Healthcare Holdings, Inc.*	676	24,012
ExamWorks Group, Inc.*	13,100	391,297
Five Star Quality Care, Inc.*	1,591	8,735
Hanger, Inc.*	8,944	351,857
Health Net, Inc.*	3,025	89,752
HealthSouth Corp.	538	17,926
Healthways, Inc.*	464	7,122
Kindred Healthcare, Inc.	2,023	39,934
LHC Group, Inc.*	427	10,265
LifePoint Hospitals, Inc.*	1,801	95,165
Magellan Health Services, Inc.*	1,025	61,408
MEDNAX, Inc.*	10,470	558,889
National Healthcare Corp.	385	20,755
National Research Corp., Class A*	221	4,159
Omnicare, Inc.	3,999	241,380
Owens & Minor, Inc.	1,877	68,623
Patterson Cos., Inc.	371	15,285
PharMerica Corp.*	1,147	24,660
Premier, Inc., Class A*	436	16,027
Quest Diagnostics, Inc.	17,088	914,892
Select Medical Holdings Corp.	1,909	22,163
Skilled Healthcare Group, Inc., Class A*	63	303
Surgical Care Affiliates, Inc.*	220	7,665
Team Health Holdings, Inc.*	8,481	386,310
Triple-S Management Corp., Class B*	789	15,338
Universal American Corp.	45,998	335,785
Universal Health Services, Inc., Class B	1,132	91,986
USMD Holdings, Inc.*	36	724
VCA Antech, Inc.*	3,378	105,934
WellCare Health Plans, Inc.*	1,660	116,897

		4,443,718

Health Care Technology (0.6%)
Allscripts Healthcare Solutions, Inc.*	6,795	$105,051
Omnicell, Inc.*	588	15,012
Quality Systems, Inc.	55,756	1,174,221
Vocera Communications, Inc.*	163	2,544

		1,296,828

Life Sciences Tools & Services (0.9%)
Affymetrix, Inc.*	2,764	23,687
Albany Molecular Research, Inc.*	890	8,971
Bio-Rad Laboratories, Inc., Class A*	791	97,776
Cambrex Corp.*	600	10,698
Charles River Laboratories International, Inc.*	1,042	55,268
Harvard Bioscience, Inc.*	58,080	272,976
Life Technologies Corp.*	6,633	502,781
Pacific Biosciences of California, Inc.*	1,771	9,262
PerkinElmer, Inc.	18,331	755,787
QIAGEN N.V.*	8,892	211,719
Techne Corp.	758	71,760

		2,020,685

Pharmaceuticals (0.8%)
Actavis plc*	4,081	685,608
Aratana Therapeutics, Inc.*	79	1,509
Cornerstone Therapeutics, Inc.*	428	4,062
Forest Laboratories, Inc.*	19,004	1,140,810
Hi-Tech Pharmacal Co., Inc.*	285	12,366
Horizon Pharma, Inc.*	945	7,201
Impax Laboratories, Inc.*	2,606	65,515
Nektar Therapeutics*	1,380	15,663
Pernix Therapeutics Holdings*	650	1,638
Pozen, Inc.*	1,010	8,120
Sciclone Pharmaceuticals, Inc.*	556	2,802
XenoPort, Inc.*	1,405	8,079

		1,953,373

Total Health Care		13,910,342

Industrials (10.6%)
Aerospace & Defense (1.4%)
AAR Corp.	1,493	41,819
Aerovironment, Inc.*	714	20,799
Alliant Techsystems, Inc.	1,234	150,153
American Science & Engineering, Inc.	267	19,200
API Technologies Corp.*	1,308	4,460
B/E Aerospace, Inc.*	243	21,148
Cubic Corp.	711	37,441
Curtiss-Wright Corp.	1,759	109,462
DigitalGlobe, Inc.*	2,847	117,154
Ducommun, Inc.*	405	12,073
Engility Holdings, Inc.*	658	21,977
Erickson Air-Crane, Inc.*	44	915
Esterline Technologies Corp.*	1,182	120,517
Exelis, Inc.	111,745	2,129,860
GenCorp, Inc.*	509	9,172
KEYW Holding Corp.*	755	10,147
Kratos Defense & Security Solutions, Inc.*	1,678	12,887
LMI Aerospace, Inc.*	355	5,233

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Moog, Inc., Class A*	1,568	$106,530
National Presto Industries, Inc.*	152	12,236
Orbital Sciences Corp.*	2,272	52,938
Sparton Corp.*	383	10,705
Spirit AeroSystems Holdings, Inc., Class A*	3,987	135,877
Teledyne Technologies, Inc.*	983	90,298
Triumph Group, Inc.	1,566	119,126

		3,372,127

Air Freight & Logistics (0.6%)
Air Transport Services Group, Inc.*	1,968	15,921
Atlas Air Worldwide Holdings, Inc.*	961	39,545
Hub Group, Inc., Class A*	32,247	1,286,010
Pacer International, Inc.*	1,201	9,920
UTi Worldwide, Inc.	937	16,454
XPO Logistics, Inc.*	851	22,373

		1,390,223

Airlines (1.2%)
Alaska Air Group, Inc.	218	15,995
American Airlines Group, Inc.*	21,700	547,925
Hawaiian Holdings, Inc.*	1,991	19,173
JetBlue Airways Corp.*	8,804	75,274
Republic Airways Holdings, Inc.*	908	9,706
SkyWest, Inc.	1,796	26,635
Southwest Airlines Co.	93,670	1,764,743
Spirit Airlines, Inc.*	6,622	300,705

		2,760,156

Building Products (0.3%)
A.O. Smith Corp.	1,689	91,105
Apogee Enterprises, Inc.	303	10,881
Fortune Brands Home & Security, Inc.	6,693	305,870
Gibraltar Industries, Inc.*	1,180	21,936
Griffon Corp.	1,605	21,202
Insteel Industries, Inc.	65	1,477
NCI Building Systems, Inc.*	134	2,350
Owens Corning, Inc.*	4,529	184,421
Ply Gem Holdings, Inc.*	59	1,064
Quanex Building Products Corp.	1,420	28,286
Simpson Manufacturing Co., Inc.	1,389	51,018
Universal Forest Products, Inc.	742	38,688

		758,298

Commercial Services & Supplies (0.7%)
ABM Industries, Inc.	2,047	58,524
ACCO Brands Corp.*	4,375	29,400
ARC Document Solutions, Inc.*	1,419	11,664
Brink’s Co.	15,057	514,046
Casella Waste Systems, Inc., Class A*	166	963
CECO Environmental Corp.	330	5,336
Cenveo, Inc.*	1,062	3,653
Cintas Corp.	2,817	167,865
CompX International, Inc.	50	704
Consolidated Graphics, Inc.*	285	19,220
Costa, Inc.*	58	1,260
Courier Corp.	436	7,887

Covanta Holding Corp.	4,014	$71,249
Deluxe Corp.	666	34,759
EnerNOC, Inc.*	664	11,427
Ennis, Inc.	1,008	17,842
G&K Services, Inc., Class A	606	37,711
Heritage-Crystal Clean, Inc.*	49	1,004
HNI Corp.	61	2,369
Intersections, Inc.	374	2,913
KAR Auction Services, Inc.	1,826	53,958
Kimball International, Inc., Class B	1,213	18,231
Knoll, Inc.	596	10,913
McGrath RentCorp	500	19,900
Mobile Mini, Inc.*	1,304	53,699
Multi-Color Corp.	193	7,284
NL Industries, Inc.	312	3,488
Pitney Bowes, Inc.	4,364	101,681
Quad/Graphics, Inc.	921	25,079
R.R. Donnelley & Sons Co.	3,135	63,578
Schawk, Inc.	492	7,316
SP Plus Corp.*	198	5,156
Steelcase, Inc., Class A	2,794	44,313
Swisher Hygiene, Inc.*	3,980	2,046
Tetra Tech, Inc.*	2,273	63,599
TRC Cos., Inc.*	564	4,027
UniFirst Corp.	248	26,536
United Stationers, Inc.	1,538	70,579
Viad Corp.	776	21,557
Waste Connections, Inc.	4,336	189,180
West Corp.	279	7,173

		1,799,089

Construction & Engineering (1.0%)
AECOM Technology Corp.*	3,516	103,476
Aegion Corp.*	1,276	27,932
Ameresco, Inc., Class A*	744	7,187
Argan, Inc.	526	14,497
Comfort Systems USA, Inc.	1,062	20,592
Dycom Industries, Inc.*	804	22,343
EMCOR Group, Inc.	2,525	107,161
Furmanite Corp.*	608	6,457
Granite Construction, Inc.	1,449	50,686
Great Lakes Dredge & Dock Corp.*	2,092	19,247
Jacobs Engineering Group, Inc.*	6,874	432,993
KBR, Inc.	5,627	179,445
Layne Christensen Co.*	49,689	848,688
MYR Group, Inc.*	811	20,340
Northwest Pipe Co.*	370	13,971
Orion Marine Group, Inc.*	1,061	12,764
Pike Corp.*	512	5,412
Quanta Services, Inc.*	6,309	199,112
Sterling Construction Co., Inc.*	607	7,120
Tutor Perini Corp.*	1,384	36,399
URS Corp.	2,887	152,982

		2,288,804

Electrical Equipment (1.0%)
American Superconductor Corp.*	1,755	2,878
Babcock & Wilcox Co.	49,903	1,706,184
Brady Corp., Class A	1,716	53,076

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Encore Wire Corp.	677	$36,693
EnerSys, Inc.	1,238	86,772
Franklin Electric Co., Inc.	62	2,768
General Cable Corp.	1,737	51,085
Global Power Equipment Group, Inc.	669	13,092
GrafTech International Ltd.*	4,380	49,187
Hubbell, Inc., Class B	628	68,389
II-VI, Inc.*	1,973	34,725
LSI Industries, Inc.	801	6,945
Powell Industries, Inc.	355	23,782
Preformed Line Products Co.	89	6,511
Regal-Beloit Corp.	1,713	126,282
Vicor Corp.*	627	8,414

		2,276,783

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	2,302	182,779

Machinery (2.5%)
Accuride Corp.*	130	485
Actuant Corp., Class A	2,778	101,786
AGCO Corp.	3,713	219,772
Alamo Group, Inc.	272	16,508
Albany International Corp., Class A	917	32,948
American Railcar Industries, Inc.	348	15,921
Ampco-Pittsburgh Corp.	330	6,419
Astec Industries, Inc.	741	28,625
Barnes Group, Inc.	2,040	78,152
Briggs & Stratton Corp.	1,794	39,037
CIRCOR International, Inc.	625	50,488
Columbus McKinnon Corp.*	630	17,098
Commercial Vehicle Group, Inc.*	249	1,810
Crane Co.	146	9,819
Donaldson Co., Inc.	430	18,688
Douglas Dynamics, Inc.	109	1,833
Dover Corp.	14,789	1,427,730
Dynamic Materials Corp.	508	11,044
Energy Recovery, Inc.*	1,038	5,771
EnPro Industries, Inc.*	409	23,579
ESCO Technologies, Inc.	685	23,468
ExOne Co.*	33	1,995
Flow International Corp.*	1,494	6,036
FreightCar America, Inc.	440	11,713
Global Brass & Copper Holdings, Inc.	220	3,641
Gorman-Rupp Co.	192	6,419
Greenbrier Cos., Inc.*	947	31,099
Hardinge, Inc.	432	6,251
Harsco Corp.	2,863	80,250
Hurco Cos., Inc.	249	6,227
IDEX Corp.	217	16,025
ITT Corp.	14,209	616,955
Kadant, Inc.	428	17,343
Kennametal, Inc.	17,594	916,120
L.B. Foster Co., Class A	392	18,538
Lydall, Inc.*	631	11,118
Meritor, Inc.*	3,759	39,206
Miller Industries, Inc.	435	8,104
Navistar International Corp.*	1,848	70,575
NN, Inc.	671	13,547

Oshkosh Corp.	3,364	$169,478
Parker Hannifin Corp.	2,496	321,085
PMFG, Inc.*	832	7,530
Snap-on, Inc.	1,975	216,302
SPX Corp.	1,784	177,704
Standex International Corp.	390	24,523
Tecumseh Products Co., Class A*	687	6,217
Terex Corp.	4,248	178,374
Timken Co.	3,289	181,125
Titan International, Inc.	497	8,936
Trinity Industries, Inc.	3,033	165,359
Twin Disc, Inc.	311	8,052
Wabash National Corp.*	2,430	30,011
Watts Water Technologies, Inc., Class A	986	61,004
Xylem, Inc.	12,131	419,733

		5,987,576

Marine (0.0%)
International Shipholding Corp.	222	6,549
Kirby Corp.*	897	89,028
Ultrapetrol Bahamas Ltd.*	753	2,816

		98,393

Professional Services (0.6%)
Acacia Research Corp.	1,363	19,818
CBIZ, Inc.*	1,325	12,084
CDI Corp.	546	10,117
CRA International, Inc.*	401	7,940
Dun & Bradstreet Corp.	125	15,344
Franklin Covey Co.*	90	1,789
FTI Consulting, Inc.*	1,526	62,780
Heidrick & Struggles International, Inc.	704	14,179
Huron Consulting Group, Inc.*	762	47,793
ICF International, Inc.*	764	26,518
Kelly Services, Inc., Class A	1,035	25,813
Kforce, Inc.	89	1,821
Korn/Ferry International*	1,835	47,930
Manpowergroup, Inc.	2,939	252,343
Navigant Consulting, Inc.*	1,909	36,653
Odyssey Marine Exploration, Inc.*	238	481
Pendrell Corp.*	5,360	10,774
Resources Connection, Inc.	1,555	22,283
Robert Half International, Inc.	8,949	375,768
RPX Corp.*	1,080	18,252
Towers Watson & Co., Class A	2,481	316,600
VSE Corp.	153	7,345

		1,334,425

Road & Rail (0.6%)
Amerco, Inc.*	129	30,681
Arkansas Best Corp.	987	33,242
Celadon Group, Inc.	712	13,870
Con-way, Inc.	1,345	53,410
Genesee & Wyoming, Inc., Class A*	4,062	390,155
Heartland Express, Inc.	378	7,416
Marten Transport Ltd.	920	18,575
Patriot Transportation Holding, Inc.*	236	9,796

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Quality Distribution, Inc.*	548	$7,031
Roadrunner Transportation Systems, Inc.*	343	9,244
Ryder System, Inc.	5,979	441,131
Swift Transportation Co.*	16,700	370,907
Werner Enterprises, Inc.	1,198	29,627
YRC Worldwide, Inc.*	359	6,236

		1,421,321

Trading Companies & Distributors (0.6%)
Aceto Corp.	832	20,808
Air Lease Corp.	2,699	83,885
Aircastle Ltd.	1,513	28,989
Applied Industrial Technologies, Inc.	106	5,204
CAI International, Inc.*	417	9,829
GATX Corp.	1,754	91,506
HD Supply Holdings, Inc.*	892	21,417
Houston Wire & Cable Co.	457	6,115
Kaman Corp.	360	14,303
MRC Global, Inc.*	1,788	57,681
Rush Enterprises, Inc., Class A*	810	24,016
TAL International Group, Inc.	4,167	238,977
Textainer Group Holdings Ltd.	548	22,041
Titan Machinery, Inc.*	660	11,761
United Rentals, Inc.*	7,130	555,783
WESCO International, Inc.*	1,689	153,817

		1,346,132

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	1,246	27,312

Total Industrials		25,043,418

Information Technology (6.9%)
Communications Equipment (0.8%)
ADTRAN, Inc.	806	21,770
Anaren, Inc.*	412	11,532
ARRIS Group, Inc.*	536	13,060
Aviat Networks, Inc.*	2,375	5,368
Bel Fuse, Inc., Class B	408	8,694
Black Box Corp.	592	17,642
Brocade Communications Systems, Inc.*	16,926	150,134
Calix, Inc.*	241	2,323
Ciena Corp.*	1,023	24,480
CommScope Holding Co., Inc.*	677	12,809
Comtech Telecommunications Corp.	652	20,551
Digi International, Inc.*	1,018	12,338
EchoStar Corp., Class A*	1,530	76,072
Emulex Corp.*	3,019	21,616
Extreme Networks, Inc.*	3,528	24,696
Finisar Corp.*	3,563	85,227
Harmonic, Inc.*	3,875	28,598
Infinera Corp.*	464	4,538
JDS Uniphase Corp.*	2,120	27,518
Juniper Networks, Inc.*	44,567	1,005,877
KVH Industries, Inc.*	99	1,290
NETGEAR, Inc.*	1,447	47,664
Numerex Corp., Class A*	515	6,669
Oplink Communications, Inc.*	630	11,718
PC-Tel, Inc.	624	5,972
Plantronics, Inc.	114	5,295

Polycom, Inc.*	6,571	$73,792
Procera Networks, Inc.*	647	9,718
Riverbed Technology, Inc.*	343	6,201
ShoreTel, Inc.*	1,954	18,133
Sonus Networks, Inc.*	7,788	24,532
Tessco Technologies, Inc.	201	8,104
Westell Technologies, Inc., Class A*	1,614	6,537

		1,800,468

Computers & Peripherals (0.3%)
Avid Technology, Inc.*	1,210	9,862
Cray, Inc.*	745	20,458
Diebold, Inc.	2,416	79,752
Electronics for Imaging, Inc.*	808	31,294
Fusion-io, Inc.*	888	7,912
Hutchinson Technology, Inc.*	883	2,826
Imation Corp.*	1,277	5,976
Immersion Corp.*	95	986
Lexmark International, Inc., Class A	2,408	85,532
QLogic Corp.*	3,439	40,683
Quantum Corp.*	8,022	9,626
Stratasys Ltd.*	606	81,628
Super Micro Computer, Inc.*	1,217	20,884
Synaptics, Inc.*	7,303	378,369

		775,788

Electronic Equipment, Instruments & Components (0.9%)
Aeroflex Holding Corp.*	699	4,544
Agilysys, Inc.*	514	7,155
Amphenol Corp., Class A	3,489	311,149
Anixter International, Inc.	425	38,182
Arrow Electronics, Inc.*	3,977	215,752
Audience, Inc.*	371	4,319
Avnet, Inc.	5,206	229,637
AVX Corp.	1,725	24,029
Belden, Inc.	181	12,752
Benchmark Electronics, Inc.*	2,033	46,922
CDW Corp.	681	15,908
Checkpoint Systems, Inc.*	1,582	24,948
Coherent, Inc.*	134	9,968
Control4 Corp.*	143	2,531
CTS Corp.	1,298	25,843
Daktronics, Inc.	1,133	17,766
Dolby Laboratories, Inc., Class A*	1,008	38,869
Electro Rent Corp.	382	7,075
Electro Scientific Industries, Inc.	956	10,000
Fabrinet*	1,094	22,493
FARO Technologies, Inc.*	61	3,556
FLIR Systems, Inc.	1,654	49,785
Gerber Scientific, Inc. (Escrow Shares)*†(b)	1,097	—
GSI Group, Inc.*	1,159	13,027
Ingram Micro, Inc., Class A*	5,783	135,669
Insight Enterprises, Inc.*	1,625	36,904
Itron, Inc.*	1,494	61,896
Jabil Circuit, Inc.	7,759	135,317
Kemet Corp.*	1,651	9,312
Littelfuse, Inc.	84	7,806
Measurement Specialties, Inc.*	73	4,430

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Mercury Systems, Inc.*	1,241	$13,589
Methode Electronics, Inc.	604	20,651
Multi-Fineline Electronix, Inc.*	334	4,639
Newport Corp.*	1,504	27,177
OSI Systems, Inc.*	60	3,187
Park Electrochemical Corp.	801	23,005
PC Connection, Inc.	362	8,996
Plexus Corp.*	1,286	55,671
RadiSys Corp.*	933	2,137
RealD, Inc.*	206	1,759
Richardson Electronics Ltd.	462	5,248
Rofin-Sinar Technologies, Inc.*	972	26,263
Rogers Corp.*	406	24,969
Sanmina Corp.*	3,147	52,555
ScanSource, Inc.*	1,045	44,339
SYNNEX Corp.*	1,001	67,467
Tech Data Corp.*	1,432	73,891
TTM Technologies, Inc.*	2,045	17,546
Viasystems Group, Inc.*	152	2,079
Vishay Intertechnology, Inc.*	4,963	65,809
Vishay Precision Group, Inc.*	445	6,626
Zygo Corp.*	631	9,326

		2,084,473

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	11,865	559,791
Angie’s List, Inc.*	713	10,802
AOL, Inc.*	3,009	140,280
Bankrate, Inc.*	1,787	32,059
Bazaarvoice, Inc.*	824	6,526
Blucora, Inc.*	595	17,350
Cvent, Inc.*	96	3,494
Dealertrack Technologies, Inc.*	188	9,039
Demand Media, Inc.*	1,373	7,922
Digital River, Inc.*	1,346	24,901
EarthLink Holdings Corp.	4,016	20,361
Gogo, Inc.*	203	5,036
Internap Network Services Corp.*	2,045	15,378
IntraLinks Holdings, Inc.*	1,464	17,729
Limelight Networks, Inc.*	2,033	4,025
Marchex, Inc., Class B*	874	7,560
Monster Worldwide, Inc.*	3,946	28,135
Perficient, Inc.*	1,115	26,113
QuinStreet, Inc.*	1,191	10,350
RealNetworks, Inc.*	894	6,750
Responsys, Inc.*	172	4,715
Shutterstock, Inc.*	97	8,112
TechTarget, Inc.*	491	3,368
Textura Corp.*	72	2,156
United Online, Inc.	512	7,045
Unwired Planet, Inc.*	256	353
Vocus, Inc.*	655	7,461

		986,811

IT Services (2.7%)
Acxiom Corp.*	8,741	323,242
Alliance Data Systems Corp.*	1,771	465,649
Amdocs Ltd.	10,551	435,123
Broadridge Financial Solutions, Inc.	11,216	443,256
CACI International, Inc., Class A*	879	64,360

Cardtronics, Inc.*	4,700	$204,215
CIBER, Inc.*	2,883	11,936
Convergys Corp.	3,985	83,884
CoreLogic, Inc.*	3,612	128,334
CSG Systems International, Inc.	8,143	239,404
DST Systems, Inc.	236	21,415
Fidelity National Information Services, Inc.	10,468	561,922
Global Cash Access Holdings, Inc.*	2,553	25,504
Hackett Group, Inc.	637	3,956
iGATE Corp.*	2,700	108,432
Leidos Holdings, Inc.	29,683	1,379,963
Lender Processing Services, Inc.	532	19,886
Luxoft Holding, Inc.*	46	1,747
ManTech International Corp., Class A	868	25,979
ModusLink Global Solutions, Inc.*	1,557	8,922
MoneyGram International, Inc.*	625	12,988
PRGX Global, Inc.*	1,068	7,177
Sapient Corp.*	23,672	410,946
Science Applications International Corp.	16,939	560,173
Sykes Enterprises, Inc.*	1,462	31,886
TeleTech Holdings, Inc.*	257	6,153
Total System Services, Inc.	1,406	46,792
Unisys Corp.*	1,620	54,383
Vantiv, Inc., Class A*	19,790	645,352
VeriFone Systems, Inc.*	4,138	110,981

		6,443,960

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	1,763	95,343

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Energy Industries, Inc.*	113	2,583
Alpha & Omega Semiconductor Ltd.*	630	4,857
Amkor Technology, Inc.*	2,698	16,539
ANADIGICS, Inc.*	3,159	5,813
ATMI, Inc.*	1,234	37,279
Axcelis Technologies, Inc.*	4,313	10,524
Brooks Automation, Inc.	2,549	26,739
CEVA, Inc.*	853	12,983
Cirrus Logic, Inc.*	1,462	29,869
Cohu, Inc.	926	9,723
Diodes, Inc.*	317	7,469
DSP Group, Inc.*	774	7,516
Entegris, Inc.*	4,532	52,571
Entropic Communications, Inc.*	3,462	16,306
Fairchild Semiconductor International, Inc.*	4,801	64,093
First Solar, Inc.*	2,598	141,955
FormFactor, Inc.*	2,053	12,359
Freescale Semiconductor Ltd.*	1,190	19,100
GSI Technology, Inc.*	755	5,013
GT Advanced Technologies, Inc.*	886	7,726
Inphi Corp.*	634	8,179
Integrated Device Technology, Inc.*	3,491	35,573
Integrated Silicon Solution, Inc.*	1,079	13,045

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

International Rectifier Corp.*	2,618	$68,251
Intersil Corp., Class A	4,792	54,964
IXYS Corp.	908	11,777
Kopin Corp.*	2,466	10,407
Lam Research Corp.*	7,410	403,474
Lattice Semiconductor Corp.*	3,371	18,574
Linear Technology Corp.	7,788	354,743
LSI Corp.	18,483	203,683
LTX-Credence Corp.*	1,795	14,342
MA-COM Technology Solutions Holdings, Inc.*	47	799
Microsemi Corp.*	800	19,960
MKS Instruments, Inc.	1,986	59,461
MoSys, Inc.*	296	1,634
Nanometrics, Inc.*	302	5,753
NeoPhotonics Corp.*	772	5,450
OmniVision Technologies, Inc.*	1,851	31,837
ON Semiconductor Corp.*	897	7,391
Pericom Semiconductor Corp.*	858	7,602
Photronics, Inc.*	2,345	21,175
PLX Technology, Inc.*	126	829
PMC-Sierra, Inc.*	4,328	27,829
RF Micro Devices, Inc.*	1,424	7,348
Rubicon Technology, Inc.*	576	5,731
Rudolph Technologies, Inc.*	1,064	12,491
Sigma Designs, Inc.*	1,210	5,711
Silicon Laboratories, Inc.*	221	9,572
Skyworks Solutions, Inc.*	1,249	35,671
Spansion, Inc., Class A*	1,825	25,349
Supertex, Inc.*	375	9,394
Teradyne, Inc.*	7,282	128,309
Tessera Technologies, Inc.	1,968	38,789
TriQuint Semiconductor, Inc.*	5,541	46,212
Ultra Clean Holdings, Inc.*	883	8,856
Veeco Instruments, Inc.*	1,142	37,583

		2,248,765

Software (0.8%)
Accelrys, Inc.*	2,151	20,520
Actuate Corp.*	153	1,180
Aspen Technology, Inc.*	189	7,900
Compuware Corp.	8,104	90,846
Cyan, Inc.*	234	1,238
Ebix, Inc.	25,226	371,327
EPIQ Systems, Inc.	1,133	18,366
ePlus, Inc.*	135	7,673
Gigamon, Inc.*	227	6,374
Glu Mobile, Inc.*	146	568
Mentor Graphics Corp.	3,618	87,085
MICROS Systems, Inc.*	2,562	146,982
Nuance Communications, Inc.*	9,934	150,997
Progress Software Corp.*	979	25,287
Rovi Corp.*	28,694	564,985
Sapiens International Corp. N.V.	694	5,351
SeaChange International, Inc.*	1,256	15,273
Synopsys, Inc.*	5,877	238,430
TeleCommunication Systems, Inc., Class A*	1,793	4,160
Telenav, Inc.*	703	4,633
TiVo, Inc.*	2,633	34,545
VASCO Data Security International, Inc.*	647	5,001

Vringo, Inc.*	2,127	$6,296
Zynga, Inc., Class A*	22,515	85,557

		1,900,574

Total Information Technology		16,336,182

Materials (4.0%)
Chemicals (0.8%)
A. Schulman, Inc.	1,094	38,574
Albemarle Corp.	1,927	122,152
Arabian American Development Co.*	87	1,092
Ashland, Inc.	3,008	291,896
Axiall Corp.	2,658	126,095
Cabot Corp.	2,420	124,388
Chase Corp.	182	6,424
Chemtura Corp.*	6,625	184,970
Cytec Industries, Inc.	1,387	129,213
FutureFuel Corp.	656	10,365
GSE Holding, Inc.*	267	553
Huntsman Corp.	7,365	181,179
Innospec, Inc.	36	1,664
Intrepid Potash, Inc.*	2,075	32,868
KMG Chemicals, Inc.	55	929
Kraton Performance Polymers, Inc.*	1,255	28,928
Kronos Worldwide, Inc.	828	15,773
LSB Industries, Inc.*	336	13,783
Marrone Bio Innovations, Inc.*	70	1,245
Minerals Technologies, Inc.	1,326	79,653
Olin Corp.	1,009	29,110
OM Group, Inc.*	6,723	244,784
Penford Corp.*	273	3,508
Quaker Chemical Corp.	383	29,518
Rockwood Holdings, Inc.	775	55,738
RPM International, Inc.	335	13,906
Sensient Technologies Corp.	1,905	92,430
Stepan Co.	273	17,917
Taminco Corp.*	67	1,354
Tredegar Corp.	589	16,969
W.R. Grace & Co.*	379	37,472
Westlake Chemical Corp.	110	13,428
Zep, Inc.	530	9,625
Zoltek Cos., Inc.*	1,069	17,906

		1,975,409

Construction Materials (0.0%)
Texas Industries, Inc.*	63	4,333
United States Lime & Minerals, Inc.*	7	428

		4,761

Containers & Packaging (1.6%)
AptarGroup, Inc.	765	51,875
Avery Dennison Corp.	2,591	130,042
Bemis Co., Inc.	2,209	90,481
Berry Plastics Group, Inc.*	13,807	328,469
Crown Holdings, Inc.*	820	36,547
Greif, Inc., Class A	963	50,461
Myers Industries, Inc.	915	19,325
Owens-Illinois, Inc.*	2,580	92,312
Rock-Tenn Co., Class A	6,513	683,930

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Sealed Air Corp.	65,538	$2,231,569
Sonoco Products Co.	3,874	161,623
UFP Technologies, Inc.*	219	5,523

		3,882,157

Metals & Mining (1.5%)
A.M. Castle & Co.*	671	9,911
African Barrick Gold plc	151,081	464,839
AK Steel Holding Corp.*	5,226	42,853
Allegheny Technologies, Inc.	15,807	563,203
Allied Nevada Gold Corp.*	4,026	14,292
AMCOL International Corp.	654	22,223
Carpenter Technology Corp.	5,716	355,535
Century Aluminum Co.*	1,990	20,815
Cliffs Natural Resources, Inc.	5,832	152,857
Coeur Mining, Inc.*	2,370	25,715
Commercial Metals Co.	4,396	89,371
General Moly, Inc.*	2,302	3,085
Globe Specialty Metals, Inc.	2,349	42,306
Handy & Harman Ltd.*	45	1,089
Haynes International, Inc.	470	25,963
Hecla Mining Co.	10,649	32,799
Horsehead Holding Corp.*	1,912	30,994
Kaiser Aluminum Corp.	718	50,432
Materion Corp.	361	11,137
Molycorp, Inc.*	5,552	31,202
Noranda Aluminum Holding Corp.	1,248	4,106
Olympic Steel, Inc.	269	7,796
Reliance Steel & Aluminum Co.	10,061	763,026
Royal Gold, Inc.	1,827	84,170
RTI International Metals, Inc.*	1,216	41,599
Schnitzer Steel Industries, Inc., Class A	932	30,448
Steel Dynamics, Inc.	8,398	164,097
Stillwater Mining Co.*	4,479	55,271
SunCoke Energy, Inc.*	2,649	60,424
Tahoe Resources, Inc.*	2,863	47,640
United States Steel Corp.	5,494	162,073
Universal Stainless & Alloy Products, Inc.*	277	9,989
Walter Energy, Inc.	1,508	25,078

		3,446,338

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	164	8,610
Domtar Corp.	1,252	118,114
Louisiana-Pacific Corp.*	1,438	26,617
Neenah Paper, Inc.	548	23,438
P.H. Glatfelter Co.	154	4,257
Resolute Forest Products, Inc.*	2,611	41,828
Schweitzer-Mauduit International, Inc.	340	17,500
Wausau Paper Corp.	93	1,179

		241,543

Total Materials		9,550,208

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
Cbeyond, Inc.*	958	6,610
Cincinnati Bell, Inc.*	5,453	19,413

Fairpoint Communications, Inc.*	112	$1,267
Frontier Communications Corp.	38,037	176,872
Hawaiian Telcom Holdco, Inc.*	394	11,572
IDT Corp., Class B	59	1,054
inContact, Inc.*	214	1,671
Inteliquent, Inc.	781	8,919
Intelsat S.A.*	799	18,009
Iridium Communications, Inc.*	2,457	15,381
Level 3 Communications, Inc.*	4,100	135,997
magicJack VocalTec Ltd.*	234	2,789
ORBCOMM, Inc.*	1,371	8,692
Premiere Global Services, Inc.*	1,489	17,258
Straight Path Communications, Inc., Class B*	29	237
Towerstream Corp.*	537	1,590
Vonage Holdings Corp.*	6,087	20,270
Windstream Holdings, Inc.	1,348	10,757

		458,358

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	883	5,660
Leap Wireless International, Inc.*	1,597	27,788
NII Holdings, Inc.*	6,653	18,296
Shenandoah Telecommunications Co.	104	2,670
Telephone & Data Systems, Inc.	3,581	92,318
U.S. Cellular Corp.	475	19,864
USA Mobility, Inc.	909	12,981

		179,577

Total Telecommunication Services		637,935

Utilities (3.8%)
Electric Utilities (1.4%)
ALLETE, Inc.	1,508	75,219
Cleco Corp.	10,340	482,051
El Paso Electric Co.	1,526	53,578
Empire District Electric Co.	1,596	36,213
Great Plains Energy, Inc.	5,871	142,313
Hawaiian Electric Industries, Inc.	3,687	96,083
IDACORP, Inc.	1,894	98,185
ITC Holdings Corp.	7,250	694,695
MGE Energy, Inc.	856	49,563
NRG Yield, Inc., Class A	836	33,448
OGE Energy Corp.	7,566	256,487
Otter Tail Corp.	1,349	39,485
Pepco Holdings, Inc.	9,531	182,328
Pinnacle West Capital Corp.	4,218	223,217
PNM Resources, Inc.	2,984	71,974
Portland General Electric Co.	16,463	497,183
UIL Holdings Corp.	2,135	82,731
Unitil Corp.	547	16,678
UNS Energy Corp.	1,467	87,800
Westar Energy, Inc.	4,898	157,569

		3,376,800

Gas Utilities (0.9%)
AGL Resources, Inc.	4,543	214,566
Atmos Energy Corp.	3,470	157,607
Chesapeake Utilities Corp.	375	22,508
Delta Natural Gas Co., Inc.	258	5,774

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Laclede Group, Inc.	1,249	$56,879
National Fuel Gas Co.	2,807	200,420
New Jersey Resources Corp.	1,570	72,597
Northwest Natural Gas Co.	1,031	44,147
Piedmont Natural Gas Co., Inc.	2,832	93,909
Questar Corp.	5,827	133,963
South Jersey Industries, Inc.	971	54,337
Southwest Gas Corp.	1,747	97,675
UGI Corp.	19,915	825,676
WGL Holdings, Inc.	1,991	79,759

		2,059,817

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	4,658	16,210
Dynegy, Inc.*	3,756	80,829
Genie Energy Ltd., Class B*	534	5,452
Ormat Technologies, Inc.	672	18,285
Pattern Energy Group, Inc.	700	21,217

		141,993

Multi-Utilities (1.0%)
Alliant Energy Corp.	4,246	219,094
Avista Corp.	2,284	64,386
Black Hills Corp.	1,671	87,744
CMS Energy Corp.	24,298	650,457
Integrys Energy Group, Inc.	3,022	164,427
MDU Resources Group, Inc.	7,168	218,982
NorthWestern Corp.	1,450	62,814
SCANA Corp.	5,334	250,325
TECO Energy, Inc.	8,413	145,040
Vectren Corp.	3,173	112,642
Wisconsin Energy Corp.	9,014	372,639

		2,348,550

Water Utilities (0.4%)
American States Water Co.	1,334	38,326
American Water Works Co., Inc.	19,305	815,829
Aqua America, Inc.	879	20,736
Artesian Resources Corp., Class A	272	6,242
California Water Service Group	1,799	41,503
Connecticut Water Service, Inc.	410	14,559
Consolidated Water Co., Ltd.	531	7,487
Middlesex Water Co.	614	12,857

SJW Corp.	388	$11,559
York Water Co.	133	2,784

		971,882

Total Utilities		8,899,042

Total Common Stocks (79.6%) (Cost $135,239,092)		188,110,374

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14* (Cost $—)	2,568	411

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*(b) (Cost $—)	458	—

Total Investments (79.6%) (Cost $135,239,092)		188,110,785
Other Assets Less Liabilities (20.4%)		48,186,053

Net Assets (100%)		$236,296,838

*	Non-income producing.
†	Securities (totaling $7,025 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $5,083 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	76	March-14	$8,374,781	$8,826,640	$451,859
S&P MidCap 400 E-Mini Index	263	March-14	34,223,861	35,226,220	1,002,359

					$1,454,218

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$25,062,588	$—	$—	$25,062,588
Consumer Staples	10,910,897	—	—	10,910,897
Energy	13,954,300	—	7,025	13,961,325
Financials	63,798,437	—	—	63,798,437
Health Care	13,910,342	—	—	13,910,342
Industrials	25,043,418	—	—	25,043,418
Information Technology	16,336,182	—	—	16,336,182
Materials	9,085,369	464,839	—	9,550,208
Telecommunication Services	637,935	—	—	637,935
Utilities	8,899,042	—	—	8,899,042
Futures	1,454,218	—	—	1,454,218
Rights
Energy	411	—	—	411
Warrants
Energy	—	—	—	—

Total Assets	$189,093,139	$464,839	$7,025	$189,565,003

Total Liabilities	$—	$—	$—	$—

Total	$189,093,139	$464,839	$7,025	$189,565,003

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	1,454,218	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,454,218

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	26,951,409	—	—	26,951,409
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$26,951,409	$—	$—	$26,951,409

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	207,154	—	—	207,154
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$207,154	$—	$—	$207,154

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $82,091,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 1,454,218	(c)	$—	$—	$1,454,218

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$123,323,978
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$182,183,585

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,091,099
Aggregate gross unrealized depreciation	(4,204,441)

Net unrealized appreciation	$52,886,658

Federal income tax cost of investments	$135,224,127

For the year ended December 31, 2013, the Portfolio incurred approximately $2,762 as brokerage commissions with Sanford C. Bernstein & Co., LLC an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $67,638,259, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $69,362,580 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $135,239,092)	$188,110,785
Cash	46,350,624
Cash held as collateral at broker	1,907,000
Dividends, interest and other receivables	256,194
Due from broker for futures variation margin	128,531
Receivable from Separate Accounts for Trust shares sold	64,104
Receivable for securities sold	19,458
Other assets	1,596

Total assets	236,838,292

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	276,884
Investment management fees payable	113,869
Administrative fees payable	62,080
Distribution fees payable - Class B	26,129
Trustees’ fees payable	17,565
Distribution fees payable - Class A	2,954
Accrued expenses	41,973

Total liabilities	541,454

NET ASSETS	$236,296,838

Net assets were comprised of:
Paid in capital	$251,235,641
Accumulated undistributed net investment income (loss)	172,395
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(69,437,109)
Net unrealized appreciation (depreciation) on investments and futures	54,325,911

Net assets	$236,296,838

Class A
Net asset value, offering and redemption price per share, $14,095,872 / 1,044,774 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.49

Class B
Net asset value, offering and redemption price per share, $125,035,651 / 9,456,068 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.22

Class K
Net asset value, offering and redemption price per share, $97,165,315 / 7,200,575 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.49

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $36,970 foreign withholding tax)	$5,638,015
Interest	89,865

Total income	5,727,880

EXPENSES
Investment management fees	3,475,059
Distribution fees - Class B	825,105
Administrative fees	684,075
Custodian fees	131,500
Professional fees	72,921
Printing and mailing expenses	61,476
Distribution fees - Class A	33,649
Trustees’ fees	10,623
Miscellaneous	26,926

Gross expenses	5,321,334
Less: Waiver from investment manager	(112,642)
Fees paid indirectly	(17,164)

Net expenses	5,191,528

NET INVESTMENT INCOME (LOSS)	536,352

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	117,612,858
Futures	26,951,409
Foreign currency transactions	(2,244)

Net realized gain (loss)	144,562,023

Change in unrealized appreciation (depreciation) on:
Investments	2,940,869
Futures	207,154

Net change in unrealized appreciation (depreciation)	3,148,023

NET REALIZED AND UNREALIZED GAIN (LOSS)	147,710,046

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$148,246,398

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$536,352	$1,271,459
Net realized gain (loss) on investments, futures and foreign currency transactions	144,562,023	19,547,399
Net change in unrealized appreciation (depreciation) on investments and futures	3,148,023	56,643,435

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	148,246,398	77,462,293

DIVIDENDS:
Dividends from net investment income
Class A	(47,703)	(46,698)
Class B	(413,686)	(1,683,805)
Class K	(559,320)	(516,565)

TOTAL DIVIDENDS	(1,020,709)	(2,247,068)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 87,840 and 149,848 shares, respectively ]	1,059,789	1,391,639
Capital shares issued in reinvestment of dividends [ 3,667 and 4,636 shares, respectively ]	47,703	46,698
Capital shares repurchased [ (291,641) and (308,956) shares, respectively ]	(3,474,996)	(2,939,769)

Total Class A transactions	(2,367,504)	(1,501,432)

Class B
Capital shares sold [ 3,093,239 and 3,689,634 shares, respectively ]	34,503,992	33,816,701
Capital shares issued in reinvestment of dividends [ 32,448 and 170,565 shares, respectively ]	413,686	1,683,805
Capital shares repurchased [ (7,747,786) and (9,183,287) shares, respectively ]	(86,514,105)	(84,721,910)
Capital shares repurchased in-kind (Note 10)[ (33,292,932) and 0 shares, respectively ]	(403,124,369)	—

Total Class B transactions	(454,720,796)	(49,221,404)

Class K
Capital shares sold [ 183,583 and 171,795 shares, respectively ]	2,267,799	1,594,708
Capital shares issued in reinvestment of dividends [ 42,993 and 51,288 shares, respectively ]	559,320	516,565
Capital shares repurchased [ (1,436,928) and (1,457,856) shares, respectively ]	(16,620,621)	(13,730,223)
Capital shares repurchased in-kind (Note 10)[ (13) and 0 shares, respectively ]	(163)	—

Total Class K transactions	(13,793,665)	(11,618,950)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(470,881,965)	(62,341,786)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(323,656,276)	12,873,439
NET ASSETS:
Beginning of year	559,953,114	547,079,675

End of year (a)	$236,296,838	$559,953,114

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$172,395	$109,979

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011		2010	2009
Net asset value, beginning of year	$9.98	$8.73	$10.07		$8.12	$5.77

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.02 (e)	0.02	(e)	0.06 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.55	1.27	(1.34)		1.98	2.47

Total from investment operations	3.56	1.29	(1.32)		2.04	2.58

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.02)		(0.09)	(0.23)

Net asset value, end of year	$13.49	$9.98	$8.73		$10.07	$8.12

Total return	35.64%	14.73%	(13.07)%		25.19%	44.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,096	$12,428	$12,213		$64,756	$95,496
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%	1.25%	0.98%		1.02%	0.58%
After waivers, reimbursements and fees paid indirectly (f)	1.25%	1.23%	0.96%		1.00%	0.58%
Before waivers, reimbursements and fees paid indirectly (f)	1.30%	1.26%	0.99%		1.02%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.09%	0.17%	0.20%		0.64%	1.76%
After waivers, reimbursements and fees paid indirectly (f)	0.09%	0.19%	0.22%		0.65%	1.76%
Before waivers, reimbursements and fees paid indirectly (f)	0.04%	0.16%	0.19%		0.63%	1.29%
Portfolio turnover rate	37%	60%	95%		51%	95%

	Year Ended December 31,
Class B	2013	2012	2011		2010	2009
Net asset value, beginning of year	$9.79	$8.55	$9.87		$7.96	$5.66

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.02 (e)	—	#(e)	0.03 (e)	0.08	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.46	1.26	(1.32)		1.95	2.42

Total from investment operations	3.47	1.28	(1.32)		1.98	2.50

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	—	#	(0.07)	(0.20)

Net asset value, end of year	$13.22	$9.79	$8.55		$9.87	$7.96

Total return	35.50%	14.92%	(13.36)%		24.86%	44.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$125,036	$463,546	$450,690		$553,947	$461,709
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%	1.25%	1.23%		1.27%	1.13%
After waivers, reimbursements and fees paid indirectly (f)	1.25%	1.23%	1.21%		1.25%	1.13%
Before waivers, reimbursements and fees paid indirectly (f)	1.27%	1.26%	1.24%		1.27%	1.29	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.06%	0.17%	—	%‡‡	0.38%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	0.07%	0.19%	0.03%		0.39%	1.25%
Before waivers, reimbursements and fees paid indirectly (f)	0.04%	0.16%	—	%‡‡	0.37%	1.05%
Portfolio turnover rate	37%	60%	95%		51%	95%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.98	$8.73	$8.70

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.04 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.55	1.27	0.04

Total from investment operations	3.59	1.31	0.05

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.02)

Net asset value, end of period	$13.49	$9.98	$8.73

Total return (b)	35.98%	15.02%	0.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$97,165	$83,979	$84,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.00%	0.99%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.00%	0.98%	0.94%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.05%	1.01%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.34%	0.42%	0.35%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.34%	0.44%	0.40%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.29%	0.41%	0.35%
Portfolio turnover rate	37%	60%	95%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Percent shown is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

See Notes to Financial Statements.

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Pacific Investment Management Company LLC

➢	Post Advisory Group, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	(1.14)%	5.25%	2.40%
Portfolio – Class B Shares**	(0.92)	5.09	2.23
Portfolio – Class K Shares***	(0.88)	N/A	2.41
Barclays Intermediate U.S. Government/Credit Index	(0.86)	3.96	4.09
* Date of inception 1/2/87. ** Date of inception 10/2/96. ***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (1.14)% for the year ended December 31, 2013. The Portfolio’s benchmark, the Barclays Intermediate U.S. Government/Credit Index, returned (0.86)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	An allocation to non-Agency mortgages was positive, as these securities appreciated due to limited supply and an ongoing housing recovery.

•	Tactical positioning within Agency mortgages and high yield bonds contributed positively to Portfolio performance.

•	Holdings of Build America Bonds added value, as they outperformed tax-exempt municipal bonds for the year.

•	Currency positions that benefited from the depreciation of the Japanese yen and Brazilian real against the U.S. dollar were additive.

What hurt performance during the year:

•	Duration positioning throughout the year, including an overweight to intermediate maturities, was detrimental to Portfolio performance.

•	Holdings of Treasury Inflation-Protected Bonds (TIPS) detracted from performance.

•	An allocation to Australian interest rates detracted as yields rose.

•	An overall underweight to investment grade corporates detracted from performance as spreads narrowed.

Portfolio Characteristics As of December 31, 2013
Weighted Average Life (Years)	4.54
Weighted Average Coupon (%)	3.58
Weighted Average Modified Duration (Years)*	4.12
Weighted Average Rating	AA	-
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Government Securities	62.4%
Corporate Bonds	37.2
Asset-Backed and Mortgage-Backed
Securities	2.1
Equities & Warrants	0.1
Options Purchased	0.0 #
Cash and Other	(1.8)

Total	100.0%

# Less than 0.05%

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,006.01	$5.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.05	5.21
Class B
Actual	1,000.00	1,005.85	5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.20	5.06
Class K
Actual	1,000.00	1,006.11	3.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.31	3.94

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.02%, 0.99% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (2.1%)
Asset-Backed Securities (0.3%)
Aircraft Certificate Owner Trust, Series 2003-1A D 6.455%, 9/20/22§†		$42,775	$42,673
Series 2003-1A E 7.001%, 9/20/22§†		1,000,000	998,583
Black Diamond CLO Delaware Corp.,
Series 2005-1A A1A 0.495%, 6/20/17 (l)§		10,166	10,166
BlueMountain CLO Ltd.,
Series 2005-1A A1F 0.478%, 11/15/17 (l)§		65,419	65,235
Franklin CLO Ltd.,
0.503%, 6/15/18 (l)§		253,490	251,323
Kingsland I Ltd.,
Series 2005-1A A1A 0.494%, 6/13/19 (l)§		130,807	130,734

			1,498,714

Non-Agency CMO (1.8%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 2.801%, 9/25/35 (l)		338,562	313,148
Alternative Loan Trust,
Series 2006-OA22 A1 0.325%, 2/25/47 (l)		136,817	116,574
Banc of America Funding Corp.,
Series 2004-A 1A3 5.773%, 9/20/34 (l)		211,482	213,287
Banc of America Re-Remic Trust,
Series 2009-UB1 A4A 5.611%, 6/24/50 (l)§		223,373	244,756
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9 2A1 2.831%, 2/25/34 (l)		187,371	183,095
Bear Stearns Alt-A Trust,
Series 2005-7 22A1 2.708%, 9/25/35 (l)		238,278	197,342
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-3 2A2A 2.613%, 8/25/35 (l)		75,325	76,704
Commercial Mortgage Trust,
Series 2010-C1 A1 3.156%, 7/10/46§		878,177	905,427
Credit Suisse Mortgage Capital Certificates,
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§		312,926	341,605
Series 2010-RR1 3A 5.649%, 6/10/49 (l)§		312,926	341,686
Series 2010-RR7 2A 5.467%, 9/16/39 (l)§		325,982	354,737
EMF-NL B.V.,
Series 2008-APRX A2 1.025%, 4/17/41 (l)(m)	EUR	417,466	506,615
Granite Master Issuer plc,
Series 2006-3 A7 0.367%, 12/20/54 (l)		$67,249	66,521
Series 2006-4 A6 0.347%, 12/20/54 (l)		184,226	182,230

Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1 A1 2.792%, 10/25/33 (l)		$176,827	$180,678

GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§		671,000	721,801
Harborview Mortgage Loan Trust,
Series 2006-12 2A2A 0.356%, 1/19/38 (l)		116,538	93,693
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-2 3A 1.169%, 10/25/35 (l)		143,691	144,658
Morgan Stanley Capital I Trust,
Series 1998-HF2 J 6.010%, 11/15/30§		1,151,854	1,220,845
Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.804%, 8/12/45 (l)§		357,630	390,739
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§		447,000	483,784
RBSCF Trust,
Series 2009-RR1 JPA 6.068%, 9/17/39 (l)§		357,630	393,870
Series 2010-RR3 JPMA 5.420%, 1/16/49 (l)§		447,037	483,977
Series 2010-RR4 CMLA 6.007%, 12/16/49 (l)§		223,518	243,916
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.416%, 7/19/35 (l)		64,640	59,579
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28 A2 5.500%, 10/15/48		50,189	50,136
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 1.543%, 8/25/42 (l)		23,410	22,746
Series 2005-AR17 A1A1 0.435%, 12/25/45 (l)		104,264	96,389

			8,630,538

Total Asset-Backed and Mortgage-Backed Securities			10,129,252

Corporate Bonds (37.2%)
Consumer Discretionary (3.5%)
Auto Components (0.0%)
Johnson Controls, Inc. 5.000%, 3/30/20		45,000	49,131

Distributors (0.2%)
American Tire Distributors, Inc.
9.750%, 6/1/17		648,000	686,880

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.
1.875%, 12/15/17		45,000	44,625
Darden Restaurants, Inc.
4.500%, 10/15/21		45,000	43,271
Diamond Resorts Corp.
12.000%, 8/15/18		335,000	369,756
GLP Capital LP/GLP Financing II, Inc.
4.875%, 11/1/20§		325,000	325,000

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Graton Economic Development Authority
9.625%, 9/1/19§	$592,000	$686,720
Greektown Superholdings, Inc.
13.000%, 7/1/15	536,000	555,095
Hyatt Hotels Corp.
3.875%, 8/15/16	45,000	47,580
5.375%, 8/15/21	45,000	48,149
International Game Technology
5.500%, 6/15/20	45,000	47,970
Landry’s, Inc.
9.375%, 5/1/20§	659,000	718,310
Marriott International, Inc.
3.250%, 9/15/22	89,000	82,860
McDonald’s Corp.
5.350%, 3/1/18	45,000	51,124
3.500%, 7/15/20	67,000	69,469
Penn National Gaming, Inc.
5.875%, 11/1/21§	300,000	294,000
Sabre, Inc.
8.500%, 5/15/19§	498,000	552,780
Starbucks Corp.
6.250%, 8/15/17	45,000	52,451
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
6.375%, 6/1/21§	335,000	323,275
Wyndham Worldwide Corp.
2.500%, 3/1/18	67,000	67,419
Yum! Brands, Inc.
4.250%, 9/15/15	112,000	118,285
5.300%, 9/15/19	45,000	49,798

		4,547,937

Household Durables (0.1%)
Mohawk Industries, Inc.
3.850%, 2/1/23	89,000	84,379
Newell Rubbermaid, Inc.
4.700%, 8/15/20	45,000	46,852
NVR, Inc.
3.950%, 9/15/22	67,000	63,514
Tupperware Brands Corp.
4.750%, 6/1/21	45,000	44,929
Whirlpool Corp.
4.850%, 6/15/21	45,000	47,362

		287,036

Internet & Catalog Retail (0.0%)
Amazon.com, Inc.
2.500%, 11/29/22	89,000	80,373
Expedia, Inc.
5.950%, 8/15/20	89,000	96,509

		176,882

Media (1.8%)
21st Century Fox America, Inc.
8.000%, 10/17/16	179,000	210,655
CBS Corp.
8.875%, 5/15/19	45,000	57,646
5.750%, 4/15/20	45,000	50,853
Clear Channel Worldwide Holdings, Inc. Series A
7.625%, 3/15/20	447,000	469,909

Comcast Corp.
5.900%, 3/15/16	$134,000	$148,052
6.500%, 1/15/17	134,000	153,744
5.700%, 7/1/19	45,000	51,524
5.150%, 3/1/20	67,000	74,498
3.125%, 7/15/22	112,000	106,904
COX Communications, Inc.
5.500%, 10/1/15	45,000	48,266
Crown Media Holdings, Inc.
10.500%, 7/15/19	447,000	508,462
DCP LLC/DCP Corp.
10.750%, 8/15/15§	525,000	542,063
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.550%, 3/15/15	87,000	89,809
5.875%, 10/1/19	134,000	151,376
5.000%, 3/1/21	134,000	140,904
Discovery Communications LLC
3.700%, 6/1/15	67,000	69,697
5.050%, 6/1/20	89,000	96,937
European Media Capital S.A.
10.000%, 2/1/15†§(b)	1,984,553	1,905,171
Hughes Satellite Systems Corp.
7.625%, 6/15/21	224,000	247,520
Igloo Holdings Corp.
9.000%, 12/15/17 PIK§	458,000	461,435
Interpublic Group of Cos., Inc.
2.250%, 11/15/17	67,000	66,665
Live Nation Entertainment, Inc.
7.000%, 9/1/20§	592,000	640,840
Local Insight Regatta Holdings, Inc.
11.000%, 12/1/17†(h)*	1,916,000	—
NBCUniversal Media LLC
4.375%, 4/1/21	179,000	189,458
Omnicom Group, Inc.
6.250%, 7/15/19	89,000	102,733
3.625%, 5/1/22	112,000	107,805
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	67,000	84,015
Thomson Reuters Corp.
6.500%, 7/15/18	156,000	180,706
Time Warner Cable, Inc.
3.500%, 2/1/15	45,000	46,140
5.850%, 5/1/17	179,000	194,785
8.250%, 4/1/19	134,000	157,159
5.000%, 2/1/20	89,000	89,723
Time Warner, Inc.
5.875%, 11/15/16	89,000	100,271
4.875%, 3/15/20	224,000	243,900
3.400%, 6/15/22	45,000	43,565
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.500%, 1/15/23§	499,000	484,342
Viacom, Inc.
6.250%, 4/30/16	60,000	67,023
5.625%, 9/15/19	112,000	127,499
4.250%, 9/1/23	100,000	99,825
Walt Disney Co.
6.000%, 7/17/17	45,000	51,628
3.750%, 6/1/21	67,000	69,101
2.350%, 12/1/22	67,000	60,355

		8,792,963

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Multiline Retail (0.2%)
Dollar General Corp.
1.875%, 4/15/18	$45,000	$43,787
3.250%, 4/15/23	67,000	61,592
Family Dollar Stores, Inc.
5.000%, 2/1/21	45,000	46,362
Kohl’s Corp.
6.250%, 12/15/17	45,000	51,440
Macy’s Retail Holdings, Inc.
5.900%, 12/1/16	19,000	21,375
4.375%, 9/1/23	125,000	126,875
Neiman Marcus Group Ltd., Inc.
8.000%, 10/15/21§	250,000	261,250
Target Corp.
6.000%, 1/15/18	156,000	180,491

		793,172

Specialty Retail (0.2%)
AutoZone, Inc.
4.000%, 11/15/20	45,000	46,454
Chinos Intermediate Holdings A, Inc.
8.500%, 5/1/19 PIK§	425,000	432,438
Home Depot, Inc.
5.400%, 3/1/16	201,000	220,974
4.400%, 4/1/21	67,000	72,350
Lowe’s Cos., Inc.
2.125%, 4/15/16	67,000	68,878
4.625%, 4/15/20	112,000	122,772
O’Reilly Automotive, Inc.
4.875%, 1/14/21	45,000	46,872
Staples, Inc.
4.375%, 1/12/23	45,000	43,118
TJX Cos., Inc.
2.500%, 5/15/23	45,000	40,531

		1,094,387

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
6.125%, 12/1/17	45,000	50,382
NIKE, Inc.
2.250%, 5/1/23	45,000	40,420

		90,802

Total Consumer Discretionary		16,519,190

Consumer Staples (2.9%)
Beverages (0.7%)
Anheuser-Busch InBev Worldwide, Inc.
0.788%, 1/27/14 (l)	983,000	983,253
0.800%, 7/15/15	112,000	112,303
2.875%, 2/15/16	112,000	116,817
1.375%, 7/15/17	31,000	30,883
7.750%, 1/15/19	134,000	167,026
5.375%, 1/15/20	179,000	204,658
2.500%, 7/15/22	134,000	124,151
2.625%, 1/17/23	89,000	81,720
Brown-Forman Corp.
2.500%, 1/15/16	45,000	46,466

Coca-Cola Co.
0.750%, 3/13/15	$45,000	$45,156
1.500%, 11/15/15	89,000	90,746
1.800%, 9/1/16	179,000	183,496
3.150%, 11/15/20	89,000	90,181
3.200%, 11/1/23	150,000	144,163
Coca-Cola Enterprises, Inc.
3.250%, 8/19/21	100,000	96,648
Coca-Cola Femsa S.A.B. de C.V.
2.375%, 11/26/18	150,000	148,735
Diageo Capital plc
5.750%, 10/23/17	89,000	101,439
1.125%, 4/29/18	112,000	108,198
Diageo Finance B.V.
3.250%, 1/15/15	67,000	69,087
Dr. Pepper Snapple Group, Inc.
2.600%, 1/15/19	45,000	45,372
3.200%, 11/15/21	45,000	43,367
PepsiCo, Inc.
0.700%, 8/13/15	45,000	45,075
0.700%, 2/26/16	67,000	66,836
2.500%, 5/10/16	134,000	138,945
1.250%, 8/13/17	67,000	66,240
7.900%, 11/1/18	112,000	140,491
4.500%, 1/15/20	89,000	96,897

		3,588,349

Food & Staples Retailing (0.7%)
BI-LO LLC/BI-LO Finance Corp.
9.250%, 2/15/19§	268,000	296,140
BJ’s Wholesale Club, Inc.
0.000%, 3/26/20	300,000	305,700
Costco Wholesale Corp.
5.500%, 3/15/17	45,000	50,685
CVS Caremark Corp.
3.250%, 5/18/15	112,000	115,745
5.750%, 6/1/17	89,000	101,304
4.000%, 12/5/23	100,000	99,820
7.507%, 1/10/32§	574,966	676,494
CVS Pass-Through Trust
5.789%, 1/10/26§	369,746	395,965
Delhaize Group S.A.
4.125%, 4/10/19	45,000	46,327
Kroger Co.
6.400%, 8/15/17	45,000	51,176
6.150%, 1/15/20	45,000	51,283
3.300%, 1/15/21	100,000	98,774
Safeway, Inc.
6.350%, 8/15/17	89,000	99,654
5.000%, 8/15/19	67,000	70,909
Walgreen Co.
1.800%, 9/15/17	45,000	45,326
5.250%, 1/15/19	67,000	75,244
3.100%, 9/15/22	112,000	105,400
Wal-Mart Stores, Inc.
2.875%, 4/1/15	224,000	231,106
5.800%, 2/15/18	112,000	128,827
3.250%, 10/25/20	201,000	205,267
2.550%, 4/11/23	67,000	61,489

		3,312,635

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Food Products (0.7%)
Archer-Daniels-Midland Co.
4.479%, 3/1/21	$112,000	$117,543
Campbell Soup Co.
4.250%, 4/15/21	45,000	45,724
ConAgra Foods, Inc.
7.000%, 4/15/19	67,000	79,531
3.200%, 1/25/23	67,000	61,933
Del Monte Foods Co.
0.000%, 4/11/21	575,000	580,031
General Mills, Inc.
5.200%, 3/17/15	45,000	47,429
5.650%, 2/15/19	89,000	103,033
Hershey Co.
1.500%, 11/1/16	36,000	36,435
Hillshire Brands Co.
2.750%, 9/15/15	89,000	91,458
Hormel Foods Corp.
4.125%, 4/15/21	45,000	46,339
Hostess Brands, Inc.
6.750%, 3/6/20	700,000	724,500
Ingredion, Inc.
3.200%, 11/1/15	45,000	46,555
J.M. Smucker Co.
3.500%, 10/15/21	67,000	66,615
Kellogg Co.
4.450%, 5/30/16	45,000	48,536
4.000%, 12/15/20	45,000	46,699
Kraft Foods Group, Inc.
6.125%, 8/23/18	112,000	130,449
3.500%, 6/6/22	89,000	87,074
McCormick & Co., Inc.
3.900%, 7/15/21	45,000	45,936
Mead Johnson Nutrition Co.
4.900%, 11/1/19	45,000	49,094
Mondelez International, Inc.
4.125%, 2/9/16	112,000	118,980
5.375%, 2/10/20	224,000	254,294
Progressive Solutions LLC
5.500%, 9/30/20	2,143	2,143
9.500%, 9/30/21	172,857	173,732
Tyson Foods, Inc.
4.500%, 6/15/22	112,000	114,240

		3,118,303

Household Products (0.4%)
Clorox Co.
3.550%, 11/1/15	89,000	93,248
Colgate-Palmolive Co.
3.150%, 8/5/15	134,000	139,551
Energizer Holdings, Inc.
4.700%, 5/19/21	67,000	67,642
Kimberly-Clark Corp.
6.125%, 8/1/17	67,000	77,324
7.500%, 11/1/18	45,000	55,886
3.875%, 3/1/21	45,000	46,781
Procter & Gamble Co.
3.500%, 2/15/15	134,000	138,674
4.850%, 12/15/15	89,000	96,222
4.700%, 2/15/19	89,000	99,880
3.100%, 8/15/23	125,000	120,823

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
5.750%, 10/15/20	$358,000	$365,607
Spectrum Brands, Inc.
6.750%, 3/15/20	671,000	723,003

		2,024,641

Personal Products (0.1%)
Avon Products, Inc.
5.000%, 3/15/23	89,000	87,025
Revlon Consumer Products Corp.
5.750%, 2/15/21	358,000	349,945

		436,970

Tobacco (0.3%)
Altria Group, Inc.
7.750%, 2/6/14	224,000	225,452
4.125%, 9/11/15	134,000	141,510
9.700%, 11/10/18	46,000	60,658
4.750%, 5/5/21	89,000	95,748
2.850%, 8/9/22	89,000	81,760
Lorillard Tobacco Co.
8.125%, 6/23/19	74,000	90,123
6.875%, 5/1/20	45,000	51,793
Philip Morris International, Inc.
5.650%, 5/16/18	179,000	205,934
1.875%, 1/15/19	100,000	97,816
2.625%, 3/6/23	67,000	60,743
Reynolds American, Inc.
3.250%, 11/1/22	45,000	41,094
Vector Group Ltd.
7.750%, 2/15/21	250,000	263,750

		1,416,381

Total Consumer Staples		13,897,279

Energy (3.2%)
Energy Equipment & Services (0.3%)
Cameron International Corp.
6.375%, 7/15/18	45,000	52,359
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	74,000	85,962
Ensco plc
3.250%, 3/15/16	89,000	93,181
4.700%, 3/15/21	134,000	141,890
Halliburton Co.
6.150%, 9/15/19	45,000	53,295
3.250%, 11/15/21	45,000	44,435
3.500%, 8/1/23	100,000	97,479
Nabors Industries, Inc.
9.250%, 1/15/19	134,000	164,672
Rowan Cos., Inc.
7.875%, 8/1/19	29,000	35,115
Transocean, Inc.
6.000%, 3/15/18	45,000	50,974
6.500%, 11/15/20	67,000	76,808
6.375%, 12/15/21	67,000	75,778
3.800%, 10/15/22	45,000	42,898
Weatherford International Ltd.
6.000%, 3/15/18	89,000	100,966
9.625%, 3/1/19	89,000	114,757

		1,230,569

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Oil, Gas & Consumable Fuels (2.9%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	$89,000	$99,025
8.700%, 3/15/19	112,000	141,980
Apache Corp.
5.625%, 1/15/17	112,000	126,021
BP Capital Markets plc
3.875%, 3/10/15	224,000	233,120
3.125%, 10/1/15	224,000	234,258
4.500%, 10/1/20	201,000	218,253
Buckeye Partners LP
5.500%, 8/15/19	34,000	37,051
4.875%, 2/1/21	89,000	91,190
Canadian Natural Resources Ltd.
5.700%, 5/15/17	89,000	100,668
5.900%, 2/1/18	45,000	50,923
Cenovus Energy, Inc.
5.700%, 10/15/19	67,000	75,832
Chevron Corp.
2.427%, 6/24/20	112,000	110,144
2.355%, 12/5/22	134,000	122,269
3.191%, 6/24/23	134,000	129,572
ConocoPhillips Co.
2.400%, 12/15/22	67,000	61,273
Devon Energy Corp.
2.400%, 7/15/16	45,000	46,493
4.000%, 7/15/21	67,000	68,212
Diamondback Energy, Inc.
7.625%, 10/1/21§	575,000	606,625
Drill Rigs Holdings, Inc.
6.500%, 10/1/17§	250,000	267,187
Ecopetrol S.A.
7.625%, 7/23/19	112,000	132,720
Enbridge Energy Partners LP
9.875%, 3/1/19	89,000	115,457
Enbridge, Inc.
5.600%, 4/1/17	89,000	98,684
EnCana Corp.
5.900%, 12/1/17	45,000	50,985
6.500%, 5/15/19	45,000	52,189
Energy Transfer Partners LP
9.000%, 4/15/19	134,000	169,775
3.600%, 2/1/23	67,000	62,514
Enterprise Products Operating LLC
1.250%, 8/13/15	33,000	33,246
6.300%, 9/15/17	45,000	51,907
5.250%, 1/31/20	89,000	99,118
3.350%, 3/15/23	89,000	84,278
EOG Resources, Inc.
2.950%, 6/1/15	112,000	115,942
5.625%, 6/1/19	89,000	103,751
EQT Corp.
8.125%, 6/1/19	45,000	54,721
Foresight Energy LLC/Foresight Energy Corp.
7.875%, 8/15/21§	575,000	590,812
Halcon Resources Corp.
9.750%, 7/15/20§	325,000	338,000
Hess Corp.
8.125%, 2/15/19	67,000	83,406
Husky Energy, Inc.
7.250%, 12/15/19	67,000	82,549

Kinder Morgan Energy Partners LP
5.625%, 2/15/15	$45,000	$47,458
6.000%, 2/1/17	67,000	75,505
9.000%, 2/1/19	45,000	57,522
5.300%, 9/15/20	67,000	73,669
Kodiak Oil & Gas Corp.
8.125%, 12/1/19	492,000	544,890
Magellan Midstream Partners LP
6.550%, 7/15/19	45,000	52,129
4.250%, 2/1/21	45,000	46,523
Marathon Oil Corp.
5.900%, 3/15/18	55,000	63,258
2.800%, 11/1/22	112,000	103,516
Marathon Petroleum Corp.
3.500%, 3/1/16	45,000	47,362
5.125%, 3/1/21	45,000	49,051
NGPL PipeCo LLC
7.119%, 12/15/17§	156,000	141,180
Noble Energy, Inc.
8.250%, 3/1/19	89,000	109,588
Noble Holding International Ltd.
3.050%, 3/1/16	45,000	46,394
4.900%, 8/1/20	89,000	94,385
Oasis Petroleum, Inc.
6.875%, 3/15/22§	575,000	610,937
Occidental Petroleum Corp.
2.500%, 2/1/16	45,000	46,643
4.125%, 6/1/16	67,000	72,152
4.100%, 2/1/21	89,000	94,177
ONEOK Partners LP
3.250%, 2/1/16	45,000	46,878
8.625%, 3/1/19	45,000	56,399
3.375%, 10/1/22	67,000	62,961
Petrobras Global Finance B.V.
4.375%, 5/20/23	134,000	118,453
Petrobras International Finance Co.
3.875%, 1/27/16	112,000	115,068
3.500%, 2/6/17	112,000	112,638
5.875%, 3/1/18	112,000	118,916
7.875%, 3/15/19	112,000	127,043
5.750%, 1/20/20	179,000	184,137
5.375%, 1/27/21	112,000	110,475
Petrohawk Energy Corp.
6.250%, 6/1/19	112,000	122,507
Petroleos Mexicanos
4.875%, 3/15/15	112,000	117,152
8.000%, 5/3/19	179,000	217,037
6.000%, 3/5/20	224,000	248,080
3.500%, 1/30/23	101,000	92,415
Phillips 66
4.300%, 4/1/22	112,000	114,052
Pioneer Natural Resources Co.
7.500%, 1/15/20	112,000	135,953
Plains All American Pipeline LP/Plains All American Finance Corp.
3.950%, 9/15/15	45,000	47,321
8.750%, 5/1/19	45,000	57,669
Plains Exploration & Production Co.
6.500%, 11/15/20	112,000	123,760
QR Energy LP/QRE Finance Corp.
9.250%, 8/1/20	83,000	85,905

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Resolute Energy Corp.
8.500%, 5/1/20		$503,000	$530,665
Seven Generations Energy Ltd.
8.250%, 5/15/20§		350,000	378,000
SM Energy Co.
5.000%, 1/15/24§		615,000	587,325
Southwestern Energy Co.
4.100%, 3/15/22		156,000	155,157
Spectra Energy Capital LLC
6.200%, 4/15/18		112,000	126,679
Statoil ASA
5.250%, 4/15/19		112,000	127,958
2.900%, 11/8/20		120,000	119,267
Stone Energy Corp.
7.500%, 11/15/22		200,000	207,500
Suncor Energy, Inc.
6.100%, 6/1/18		134,000	154,689
Talisman Energy, Inc.
7.750%, 6/1/19		67,000	80,424
Templar Energy LLC
0.000%, 11/4/20		325,000	325,812
Tennessee Gas Pipeline Co. LLC
7.500%, 4/1/17		45,000	52,713
Total Capital Canada Ltd.
1.450%, 1/15/18		67,000	66,101
Total Capital International S.A.
2.875%, 2/17/22		112,000	107,059
Total Capital S.A.
3.125%, 10/2/15		156,000	162,508
4.450%, 6/24/20		89,000	96,881
4.125%, 1/28/21		45,000	47,604
TransCanada PipeLines Ltd.
3.400%, 6/1/15		89,000	92,452
7.125%, 1/15/19		45,000	54,050
3.800%, 10/1/20		89,000	91,473
2.500%, 8/1/22		45,000	40,924
6.350%, 5/15/67 (l)		89,000	91,670
Transcontinental Gas Pipe Line Co. LLC
6.050%, 6/15/18		45,000	51,873
Valero Energy Corp.
9.375%, 3/15/19		89,000	114,178
Williams Partners LP
3.800%, 2/15/15		45,000	46,484
5.250%, 3/15/20		89,000	97,095
3.350%, 8/15/22		89,000	82,220
XTO Energy, Inc.
6.250%, 8/1/17		67,000	77,793

			14,097,862

Total Energy			15,328,431

Financials (13.0%)
Capital Markets (2.6%)
American Capital Ltd.
6.500%, 9/15/18§		350,000	362,906
Ameriprise Financial, Inc.
5.650%, 11/15/15		22,000	23,895
Bank of New York Mellon Corp.
1.200%, 2/20/15		38,000	38,284
2.500%, 1/15/16		134,000	138,200
4.150%, 2/1/21		89,000	94,864
3.550%, 9/23/21		45,000	45,592

BlackRock, Inc.
5.000%, 12/10/19		$89,000	$100,602
Charles Schwab Corp.
4.450%, 7/22/20		45,000	48,703
3.225%, 9/1/22		45,000	43,242
Credit Suisse AG/New York
4.375%, 8/5/20		250,000	269,681
Credit Suisse USA, Inc.
5.375%, 3/2/16		134,000	146,899
Deutsche Bank AG/London
3.450%, 3/30/15		89,000	92,047
6.000%, 9/1/17		224,000	255,984
Eaton Vance Corp.
6.500%, 10/2/17		27,000	30,547
Franklin Resources, Inc.
3.125%, 5/20/15		45,000	46,424
Goldman Sachs Group, Inc.
3.300%, 5/3/15		112,000	115,563
3.700%, 8/1/15		134,000	139,659
5.350%, 1/15/16		447,000	483,421
0.696%, 3/22/16 (l)		939,000	933,836
5.625%, 1/15/17		179,000	197,034
6.250%, 9/1/17		581,000	665,298
2.375%, 1/22/18		112,000	112,416
6.150%, 4/1/18		447,000	513,511
5.375%, 3/15/20		235,000	261,548
5.250%, 7/27/21		179,000	196,048
5.750%, 1/24/22		179,000	201,796
3.625%, 1/22/23		67,000	64,811
Jefferies Group LLC
5.125%, 4/13/18		179,000	192,609
Merrill Lynch & Co., Inc.
5.000%, 2/3/14		45,000	45,163
5.450%, 7/15/14		894,000	917,281
0.674%, 7/22/14 (l)	EUR	179,000	246,456
0.704%, 1/15/15 (l)		$447,000	447,292
6.050%, 5/16/16		246,000	270,689
5.700%, 5/2/17		179,000	198,525
6.875%, 4/25/18		671,000	792,513
Morgan Stanley
6.000%, 4/28/15		134,000	142,690
5.375%, 10/15/15		224,000	241,247
1.750%, 2/25/16		112,000	113,438
5.750%, 10/18/16		224,000	249,733
5.550%, 4/27/17		224,000	250,331
7.300%, 5/13/19		335,000	407,130
5.500%, 1/26/20		112,000	125,831
5.750%, 1/25/21		134,000	151,607
5.500%, 7/28/21		54,000	60,440
3.750%, 2/25/23		134,000	130,464
4.100%, 5/22/23		112,000	108,499
Nomura Holdings, Inc.
4.125%, 1/19/16		45,000	47,375
2.000%, 9/13/16		45,000	45,281
6.700%, 3/4/20		67,000	75,827
Northern Trust Corp.
3.450%, 11/4/20		67,000	68,747
Patriot Merger Corp.
9.000%, 7/15/21§		380,000	399,000
Raymond James Financial, Inc.
8.600%, 8/15/19		45,000	56,627

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

SteelRiver Transmission Co. LLC
4.710%, 6/30/17§(b)		$434,695	$447,687
TD Ameritrade Holding Corp.
5.600%, 12/1/19		45,000	51,747
UBS AG/Connecticut
1.238%, 1/28/14 (l)		59,000	59,032
5.875%, 7/15/16		112,000	123,956
4.875%, 8/4/20		98,000	108,754
UBS Preferred Funding Trust V
6.243%, 5/29/49 (l)		100,000	106,000

			12,304,782

Commercial Banks (3.6%)
Banco do Brasil S.A./Cayman Islands
4.500%, 1/22/15§		100,000	102,250
3.875%, 10/10/22		200,000	174,000
Banco Santander S.A./Chile
1.842%, 1/19/16 (b)(l)§		986,000	976,140
Bank of Montreal
1.400%, 9/11/17		89,000	88,195
2.550%, 11/6/22		134,000	122,934
Bank of Nova Scotia
3.400%, 1/22/15		112,000	115,401
2.900%, 3/29/16		156,000	162,778
1.100%, 12/13/16		150,000	150,317
1.450%, 4/25/18		67,000	65,378
4.375%, 1/13/21		67,000	72,330
Barclays Bank plc
2.750%, 2/23/15		156,000	159,581
5.140%, 10/14/20		100,000	106,556
BB&T Corp.
3.200%, 3/15/16		134,000	140,875
6.850%, 4/30/19		45,000	54,908
3.950%, 3/22/22		67,000	66,073
BNP Paribas S.A.
3.250%, 3/11/15		224,000	230,399
5.000%, 1/15/21		156,000	171,515
3.250%, 3/3/23		67,000	63,966
Branch Banking & Trust Co.
1.050%, 12/1/16		250,000	248,629
Canadian Imperial Bank of Commerce
1.350%, 7/18/16		89,000	89,472
1.550%, 1/23/18		45,000	43,938
Capital One Bank USA N.A.
2.150%, 11/21/18		250,000	248,567
Commonwealth Bank of Australia/New York
1.250%, 9/18/15		250,000	252,459
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
2.125%, 10/13/15		89,000	91,255
3.375%, 1/19/17		156,000	164,184
3.875%, 2/8/22		224,000	226,255
Discover Bank/Delaware
7.000%, 4/15/20		200,000	233,000
DNB Bank ASA
3.200%, 4/3/17§		626,000	653,359
Fifth Third Bancorp
3.625%, 1/25/16		89,000	93,586
5.450%, 1/15/17		45,000	49,457
First Horizon National Corp.
5.375%, 12/15/15		89,000	95,480

HSBC Holdings plc
5.100%, 4/5/21		$89,000	$98,588
4.875%, 1/14/22		112,000	120,920
4.000%, 3/30/22		150,000	153,037
Intesa Sanpaolo S.p.A.
3.125%, 1/15/16		200,000	204,036
KeyBank N.A./Ohio
7.413%, 5/6/15		100,000	108,761
KeyCorp
5.100%, 3/24/21		112,000	121,974
KfW
2.625%, 3/3/15		402,000	412,228
0.625%, 4/24/15		112,000	112,124
2.625%, 2/16/16		469,000	486,789
5.125%, 3/14/16		447,000	488,547
0.500%, 4/19/16		179,000	177,674
0.625%, 12/15/16		100,000	98,946
1.250%, 2/15/17		224,000	224,315
4.875%, 6/17/19		179,000	203,828
4.000%, 1/27/20		224,000	243,889
2.750%, 9/8/20		224,000	226,707
2.750%, 10/1/20		150,000	150,593
6.250%, 5/19/21	AUD	983,000	958,237
2.625%, 1/25/22		$224,000	218,837
2.125%, 1/17/23		156,000	143,429
Landwirtschaftliche Rentenbank
2.500%, 2/15/16		179,000	185,984
5.125%, 2/1/17		224,000	251,855
1.375%, 10/23/19		25,000	23,743
National Australia Bank Ltd./New York
1.600%, 8/7/15		250,000	253,799
Nordea Bank AB
1.144%, 1/14/14 (l)§		894,000	894,158
Oesterreichische Kontrollbank AG
4.875%, 2/16/16		179,000	194,722
PNC Bank N.A.
1.150%, 11/1/16		250,000	250,218
PNC Funding Corp.
2.700%, 9/19/16		112,000	117,024
5.625%, 2/1/17		112,000	124,466
5.125%, 2/8/20		179,000	202,011
Regions Financial Corp.
2.000%, 5/15/18		67,000	65,409
Royal Bank of Canada
2.625%, 12/15/15		134,000	138,594
0.850%, 3/8/16		67,000	66,937
2.300%, 7/20/16		134,000	138,412
Royal Bank of Scotland Group plc
4.875%, 3/16/15		224,000	234,702
Royal Bank of Scotland plc
3.950%, 9/21/15		156,000	163,217
5.625%, 8/24/20		112,000	124,766
9.500%, 3/16/22 (l)(m)		45,000	52,706
Sumitomo Mitsui Banking Corp.
3.950%, 7/19/23		250,000	247,663
SunTrust Banks, Inc./Georgia
3.600%, 4/15/16		89,000	93,501
Svenska Handelsbanken AB
3.125%, 7/12/16		200,000	209,546

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Toronto-Dominion Bank
2.500%, 7/14/16	$179,000	$185,811
2.375%, 10/19/16	45,000	46,636
U.S. Bancorp/Minnesota
3.150%, 3/4/15	89,000	91,670
2.450%, 7/27/15	45,000	46,246
3.442%, 2/1/16	67,000	69,876
3.000%, 3/15/22	112,000	108,594
2.950%, 7/15/22	56,000	51,425
U.S. Bank N.A./Ohio
4.800%, 4/15/15	45,000	47,529
UnionBanCal Corp.
3.500%, 6/18/22	89,000	87,084
Wachovia Corp.
5.750%, 2/1/18	134,000	154,609
Wells Fargo & Co.
1.250%, 2/13/15	100,000	100,924
3.625%, 4/15/15	89,000	92,572
1.500%, 7/1/15	224,000	227,058
5.125%, 9/15/16	112,000	123,117
2.100%, 5/8/17	89,000	91,003
5.625%, 12/11/17	291,000	333,898
2.150%, 1/15/19	93,000	92,717
3.500%, 3/8/22	112,000	112,495
3.450%, 2/13/23	150,000	141,097
Westpac Banking Corp.
4.200%, 2/27/15	179,000	186,481
2.000%, 8/14/17	89,000	89,832
4.875%, 11/19/19	134,000	148,209

		17,129,012

Consumer Finance (1.9%)
Ally Financial, Inc.
3.439%, 2/11/14 (l)	760,000	761,824
3.125%, 1/15/16	200,000	204,500
8.000%, 11/1/31	412,000	492,340
American Express Co.
6.150%, 8/28/17	112,000	129,124
7.000%, 3/19/18	1,012,000	1,210,088
8.125%, 5/20/19	67,000	85,191
2.650%, 12/2/22	67,000	61,920
6.800%, 9/1/66 (l)	67,000	71,355
American Express Credit Corp.
1.750%, 6/12/15	52,000	52,851
2.750%, 9/15/15	112,000	115,882
2.800%, 9/19/16	112,000	116,938
Capital One Financial Corp.
2.150%, 3/23/15	67,000	68,067
6.150%, 9/1/16	45,000	50,169
6.750%, 9/15/17	89,000	104,041
Caterpillar Financial Services Corp.
2.750%, 6/24/15	45,000	46,428
0.700%, 2/26/16	67,000	66,821
2.050%, 8/1/16	89,000	91,164
7.150%, 2/15/19	179,000	219,367
Discover Financial Services
5.200%, 4/27/22	45,000	46,716
Ford Motor Credit Co. LLC
3.875%, 1/15/15	300,000	309,630
2.750%, 5/15/15	224,000	229,802
3.984%, 6/15/16	134,000	142,509
8.000%, 12/15/16	112,000	132,300

3.000%, 6/12/17	$224,000	$232,064
2.375%, 1/16/18	1,118,000	1,128,509
5.875%, 8/2/21	224,000	254,195
HSBC Finance Corp.
5.000%, 6/30/15	179,000	189,323
6.676%, 1/15/21	134,000	154,125
HSBC USA, Inc.
1.625%, 1/16/18	150,000	146,784
John Deere Capital Corp.
2.800%, 9/18/17	224,000	234,496
1.300%, 3/12/18	67,000	65,379
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc.
7.250%, 1/15/18§	324,000	341,820
PACCAR Financial Corp.
1.150%, 8/16/16	100,000	100,037
SLM Corp.
6.000%, 1/25/17	1,000,000	1,082,500
Toyota Motor Credit Corp.
3.200%, 6/17/15	89,000	92,546
2.800%, 1/11/16	45,000	47,005
2.000%, 9/15/16	45,000	46,117
1.750%, 5/22/17	134,000	134,977
3.400%, 9/15/21	134,000	135,528
2.625%, 1/10/23	67,000	62,282

		9,256,714

Diversified Financial Services (2.9%)
Alphabet Holding Co., Inc.
8.500%, 11/1/17 PIK	492,000	507,067
Bank of America Corp.
4.500%, 4/1/15	445,000	465,196
1.250%, 1/11/16	45,000	45,239
6.500%, 8/1/16	225,000	253,927
5.625%, 10/14/16	360,000	400,220
2.000%, 1/11/18	67,000	66,877
7.625%, 6/1/19	90,000	111,438
5.000%, 5/13/21	225,000	245,501
3.300%, 1/11/23	134,000	127,110
Boeing Capital Corp.
2.125%, 8/15/16	45,000	46,449
Citigroup, Inc.
5.500%, 10/15/14	229,000	237,388
4.750%, 5/19/15	89,000	93,650
2.250%, 8/7/15	67,000	68,331
1.250%, 1/15/16	300,000	300,711
5.850%, 8/2/16	179,000	199,099
5.500%, 2/15/17	67,000	73,402
6.125%, 11/21/17	224,000	258,221
6.125%, 5/15/18	224,000	260,020
8.500%, 5/22/19	268,000	345,858
5.375%, 8/9/20	45,000	51,176
4.500%, 1/14/22	89,000	94,041
3.375%, 3/1/23	67,000	63,761
CNG Holdings, Inc.
9.375%, 5/15/20§	156,000	143,520
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	134,000	150,910
Gazprom OAO (Gaz Capital S.A.)
5.092%, 11/29/15§	200,000	212,500
Gazprom OAO Via White Nights Finance B.V.
10.500%, 3/25/14 (m)	134,000	136,513

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

General Electric Capital Corp.
3.500%, 6/29/15		$335,000	$349,248
5.400%, 2/15/17		358,000	402,038
1.625%, 4/2/18		67,000	66,063
6.000%, 8/7/19		447,000	523,896
5.300%, 2/11/21		112,000	125,579
4.650%, 10/17/21		134,000	146,758
3.150%, 9/7/22		134,000	129,938
3.100%, 1/9/23		112,000	106,689
ING US, Inc.
5.500%, 7/15/22		22,000	23,837
Jefferies LoanCore LLC/JLC Finance Corp.
6.875%, 6/1/20§		600,000	594,000
JPMorgan Chase & Co.
3.700%, 1/20/15		447,000	460,757
4.750%, 3/1/15		134,000	140,133
1.100%, 10/15/15		150,000	150,428
3.450%, 3/1/16		224,000	235,470
3.150%, 7/5/16		581,000	609,340
2.000%, 8/15/17		112,000	113,587
6.000%, 1/15/18		335,000	386,466
6.300%, 4/23/19		313,000	369,730
4.400%, 7/22/20		447,000	481,321
4.250%, 10/15/20		112,000	119,179
4.350%, 8/15/21		134,000	141,584
3.250%, 9/23/22		156,000	149,693
3.200%, 1/25/23		67,000	63,642
3.375%, 5/1/23		75,000	69,875
JPMorgan Chase Bank N.A.
0.994%, 5/31/17 (l)	EUR	400,000	543,952
6.000%, 10/1/17		$268,000	305,795
NASDAQ OMX Group, Inc.
4.000%, 1/15/15		45,000	46,550
5.250%, 1/16/18		45,000	48,948
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17		89,000	92,117
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16		134,000	140,402
5.450%, 2/1/18		112,000	127,205
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.500%, 7/1/21		725,000	694,188
ORIX Corp.
4.710%, 4/27/15		179,000	185,815
Private Export Funding Corp.
4.550%, 5/15/15		67,000	70,865
4.950%, 11/15/15		45,000	48,766
1.375%, 2/15/17		22,000	22,243
2.050%, 11/15/22		56,000	50,105
Shell International Finance B.V.
0.900%, 11/15/16		100,000	99,933
4.300%, 9/22/19		156,000	170,719
4.375%, 3/25/20		89,000	96,647
2.375%, 8/21/22		78,000	71,239
3.400%, 8/12/23		150,000	146,478
Waha Aerospace B.V.
3.925%, 7/28/20§		117,600	123,480
XTRA Finance Corp.
5.150%, 4/1/17		45,000	49,904

			14,052,727

Insurance (1.3%)
ACE INA Holdings, Inc.
2.600%, 11/23/15		$89,000	$92,008
5.800%, 3/15/18		45,000	51,499
5.900%, 6/15/19		45,000	52,505
Aegon N.V.
4.625%, 12/1/15		89,000	94,748
Aflac, Inc.
3.625%, 6/15/23		150,000	143,631
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16		45,000	51,591
Allstate Corp.
7.450%, 5/16/19		45,000	55,874
American Financial Group, Inc./Ohio
9.875%, 6/15/19		45,000	57,393
American International Group, Inc.
5.450%, 5/18/17		134,000	149,861
8.250%, 8/15/18		224,000	280,778
6.400%, 12/15/20		45,000	53,099
4.875%, 6/1/22		112,000	120,490
Aon Corp.
3.500%, 9/30/15		45,000	46,935
5.000%, 9/30/20		45,000	49,341
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC
7.875%, 12/15/20§		592,000	621,600
Asurion Corp.
11.000%, 8/16/19		700,000	724,500
Axis Specialty Finance LLC
5.875%, 6/1/20		89,000	96,897
Berkshire Hathaway Finance Corp.
1.600%, 5/15/17		67,000	67,395
4.250%, 1/15/21		112,000	118,369
Berkshire Hathaway, Inc.
3.200%, 2/11/15		179,000	184,432
3.000%, 2/11/23		112,000	104,983
Chubb Corp.
5.750%, 5/15/18		45,000	51,472
6.375%, 3/29/67 (l)		45,000	49,050
CNA Financial Corp.
5.875%, 8/15/20		89,000	100,851
Genworth Holdings, Inc.
8.625%, 12/15/16		112,000	132,389
7.700%, 6/15/20		45,000	53,571
Hartford Financial Services Group, Inc.
4.000%, 3/30/15		45,000	46,697
5.375%, 3/15/17		45,000	49,991
5.500%, 3/30/20		45,000	50,207
Hockey Merger Sub 2, Inc.
7.875%, 10/1/21§		550,000	566,500
Lincoln National Corp.
6.250%, 2/15/20		45,000	52,140
7.000%, 5/17/66 (l)		45,000	45,675
6.050%, 4/20/67 (l)		45,000	44,550
Loews Corp.
2.625%, 5/15/23		67,000	59,938
Markel Corp.
7.125%, 9/30/19		45,000	54,233
Marsh & McLennan Cos., Inc.
4.800%, 7/15/21		45,000	47,856

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

MetLife, Inc.
6.750%, 6/1/16	$112,000	$127,040
7.717%, 2/15/19	134,000	165,309
Onex USI Acquisition Corp.
7.750%, 1/15/21§	469,000	478,380
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	67,000	72,409
Principal Financial Group, Inc.
8.875%, 5/15/19	89,000	114,480
Protective Life Corp.
7.375%, 10/15/19	67,000	81,803
Prudential Financial, Inc.
4.750%, 6/13/15	67,000	70,905
6.000%, 12/1/17	112,000	128,822
7.375%, 6/15/19	60,000	73,649
Reinsurance Group of America, Inc.
6.450%, 11/15/19	45,000	51,839
Torchmark Corp.
9.250%, 6/15/19	45,000	57,688
Travelers Cos., Inc.
5.500%, 12/1/15	45,000	48,924
5.800%, 5/15/18	45,000	51,631
Unum Group
5.625%, 9/15/20	45,000	49,240
W.R. Berkley Corp.
5.375%, 9/15/20	45,000	48,119

		6,243,287

Real Estate Investment Trusts (REITs) (0.6%)
American Tower Corp.
4.625%, 4/1/15	56,000	58,514
4.500%, 1/15/18	45,000	48,246
5.050%, 9/1/20	45,000	47,303
AvalonBay Communities, Inc.
5.700%, 3/15/17	45,000	50,190
4.200%, 12/15/23	100,000	99,295
Boston Properties LP
5.000%, 6/1/15	45,000	47,548
3.700%, 11/15/18	89,000	94,144
5.625%, 11/15/20	45,000	50,304
Brandywine Operating Partnership LP
4.950%, 4/15/18	45,000	47,811
Camden Property Trust
4.625%, 6/15/21	45,000	46,986
2.950%, 12/15/22	67,000	60,713
CommonWealth REIT
6.650%, 1/15/18	45,000	49,121
DDR Corp.
3.375%, 5/15/23	100,000	90,802
Digital Realty Trust LP
4.500%, 7/15/15	45,000	46,951
Duke Realty LP
6.750%, 3/15/20	45,000	51,728
ERP Operating LP
4.750%, 7/15/20	89,000	95,468
HCP, Inc.
5.625%, 5/1/17	45,000	50,238
3.150%, 8/1/22	45,000	41,411
4.250%, 11/15/23	140,000	137,217
Health Care REIT, Inc.
6.200%, 6/1/16	45,000	49,973
4.700%, 9/15/17	45,000	48,835

6.125%, 4/15/20	$45,000	$50,450
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	67,000	74,630
Hospitality Properties Trust
5.625%, 3/15/17	45,000	48,573
Host Hotels & Resorts LP
4.750%, 3/1/23	45,000	45,394
Kilroy Realty LP
5.000%, 11/3/15	45,000	47,856
3.800%, 1/15/23	67,000	62,559
Kimco Realty Corp.
6.875%, 10/1/19	45,000	53,537
Liberty Property LP
4.750%, 10/1/20	67,000	69,959
Mack-Cali Realty LP
2.500%, 12/15/17	45,000	44,410
3.150%, 5/15/23	67,000	58,017
ProLogis LP
6.625%, 5/15/18	79,000	92,190
4.250%, 8/15/23	100,000	98,557
Realty Income Corp.
5.750%, 1/15/21	89,000	98,085
Senior Housing Properties Trust
4.300%, 1/15/16	45,000	46,912
Simon Property Group LP
5.100%, 6/15/15	89,000	94,612
5.250%, 12/1/16	89,000	98,483
6.125%, 5/30/18	134,000	154,447
5.650%, 2/1/20	45,000	50,759
UDR, Inc.
4.250%, 6/1/18	67,000	71,067
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15	45,000	46,755
2.000%, 2/15/18	45,000	44,130
4.250%, 3/1/22	45,000	45,267
Vornado Realty LP
4.250%, 4/1/15	45,000	46,418
Washington Real Estate Investment Trust
3.950%, 10/15/22	67,000	63,890
Weingarten Realty Investors
3.375%, 10/15/22	112,000	102,040

		3,021,795

Thrifts & Mortgage Finance (0.1%)
Abbey National Treasury Services plc/London
4.000%, 4/27/16	45,000	47,885
Santander Bank N.A.
8.750%, 5/30/18	100,000	120,167

		168,052

Total Financials		62,176,369

Health Care (3.9%)
Biotechnology (0.1%)
Amgen, Inc.
2.300%, 6/15/16	58,000	59,632
5.850%, 6/1/17	89,000	101,440
4.500%, 3/15/20	145,000	155,780
4.100%, 6/15/21	89,000	92,787
Celgene Corp.
2.300%, 8/15/18	57,000	56,882
3.250%, 8/15/22	67,000	63,481

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Genentech, Inc.
4.750%, 7/15/15	$89,000	$94,638

		624,640

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories
4.125%, 5/27/20	34,000	36,597
Angiotech Pharmaceuticals, Inc.
7.250%, 7/30/18 (b)	345,625	345,625
Baxter International, Inc.
4.625%, 3/15/15	89,000	93,222
4.250%, 3/15/20	67,000	72,367
2.400%, 8/15/22	45,000	41,075
Becton Dickinson and Co.
5.000%, 5/15/19	89,000	99,952
BioMed Realty LP
6.125%, 4/15/20	45,000	49,094
Boston Scientific Corp.
6.400%, 6/15/16	45,000	50,271
6.000%, 1/15/20	45,000	51,804
C.R. Bard, Inc.
2.875%, 1/15/16	45,000	46,704
CareFusion Corp.
6.375%, 8/1/19	45,000	51,025
Covidien International Finance S.A.
2.800%, 6/15/15	45,000	46,248
6.000%, 10/15/17	45,000	51,529
DENTSPLY International, Inc.
4.125%, 8/15/21	45,000	44,912
Kinetic Concepts, Inc./KCI USA, Inc.
10.500%, 11/1/18	559,000	640,055
Medtronic, Inc.
4.750%, 9/15/15	45,000	48,172
4.450%, 3/15/20	112,000	122,171
2.750%, 4/1/23	175,000	161,360
Physio-Control International, Inc.
9.875%, 1/15/19§	456,000	510,720
St. Jude Medical, Inc.
3.250%, 4/15/23	67,000	62,377
Stryker Corp.
2.000%, 9/30/16	67,000	68,757
Zimmer Holdings, Inc.
3.375%, 11/30/21	45,000	43,542

		2,737,579

Health Care Providers & Services (2.1%)
Aetna, Inc.
6.500%, 9/15/18	89,000	104,756
3.950%, 9/1/20	45,000	47,002
AmerisourceBergen Corp.
4.875%, 11/15/19	67,000	73,911
Apria Healthcare Group, Inc.
12.375%, 11/1/14	100,000	100,875
Cardinal Health, Inc.
5.800%, 10/15/16	89,000	99,715
Cigna Corp.
5.125%, 6/15/20	58,000	63,610
4.375%, 12/15/20	45,000	47,394
Coventry Health Care, Inc.
5.450%, 6/15/21	54,000	59,670

Envision Pharmaceutical Services, Inc.
0.000%, 9/3/20	$150,000	$150,844
9.750%, 9/3/21	450,000	450,562
Express Scripts Holding Co.
3.125%, 5/15/16	112,000	117,110
4.750%, 11/15/21	45,000	47,705
Fresenius Medical Care US Finance, Inc.
6.875%, 7/15/17	447,000	507,345
HCA Holdings, Inc.
6.250%, 2/15/21	581,000	606,419
HCA, Inc.
2.669%, 3/15/14	431,250	430,891
7.250%, 9/15/20	224,000	245,420
Humana, Inc.
7.200%, 6/15/18	67,000	78,885
Laboratory Corp. of America Holdings
2.200%, 8/23/17	30,000	30,161
4.625%, 11/15/20	45,000	47,007
3.750%, 8/23/22	25,000	24,119
McKesson Corp.
1.400%, 3/15/18	45,000	43,323
4.750%, 3/1/21	45,000	47,567
2.850%, 3/15/23	89,000	80,307
Medco Health Solutions, Inc.
2.750%, 9/15/15	67,000	69,138
7.125%, 3/15/18	89,000	105,239
4.125%, 9/15/20	67,000	69,168
MedImpact Holdings, Inc.
10.500%, 2/1/18§	491,000	537,645
One Call Medical, Inc.
5.000%, 11/27/20	475,000	474,604
Prospect Medical Holdings, Inc.
8.375%, 5/1/19§	300,000	321,750
Quest Diagnostics, Inc.
6.400%, 7/1/17	67,000	76,238
4.700%, 4/1/21	45,000	46,109
RegionalCare Hospital Partners
7.000%, 11/2/18	693,264	677,666
Res-Care, Inc.
10.750%, 1/15/19	536,000	600,320
Select Medical Corp.
6.375%, 6/1/21	514,000	502,435
Tenet Healthcare Corp.
8.125%, 4/1/22	750,000	808,275
Truven Health Analytics, Inc.
10.625%, 6/1/20	585,000	661,781
U.S. Renal Care, Inc.
10.250%, 12/27/19	700,000	714,000
UnitedHealth Group, Inc.
5.375%, 3/15/16	89,000	97,627
6.000%, 2/15/18	67,000	77,359
4.700%, 2/15/21	45,000	48,533
2.875%, 3/15/23	100,000	93,050
WellCare Health Plans, Inc.
5.750%, 11/15/20	175,000	179,156
WellPoint, Inc.
5.250%, 1/15/16	134,000	144,960
4.350%, 8/15/20	89,000	94,100
3.300%, 1/15/23	67,000	62,761

		9,966,512

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Health Care Technology (0.1%)
Emdeon, Inc.
11.000%, 12/31/19	$369,000	$426,426

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	45,000	48,509
Life Technologies Corp.
6.000%, 3/1/20	45,000	51,728
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	134,000	139,978
2.400%, 2/1/19	100,000	99,283
4.700%, 5/1/20	45,000	48,714

		388,212

Pharmaceuticals (1.0%)
AbbVie, Inc.
1.200%, 11/6/15	179,000	180,719
2.900%, 11/6/22	134,000	125,386
Actavis, Inc.
6.125%, 8/15/19	45,000	51,868
3.250%, 10/1/22	112,000	104,511
Allergan, Inc.
1.350%, 3/15/18	22,000	21,205
2.800%, 3/15/23	22,000	20,392
Aptalis Pharma, Inc.
6.000%, 9/18/20	813	826
AstraZeneca plc
5.900%, 9/15/17	112,000	127,858
Bristol-Myers Squibb Co.
5.450%, 5/1/18	45,000	51,830
Capsugel S.A.
7.750%, 5/15/19 PIK§	375,000	382,031
Catalent Pharma Solutions, Inc.
7.875%, 10/15/18	525,000	535,500
Eli Lilly and Co.
5.200%, 3/15/17	45,000	50,310
GlaxoSmithKline Capital plc
1.500%, 5/8/17	112,000	112,274
2.850%, 5/8/22	134,000	126,650
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	134,000	154,119
Johnson & Johnson
5.550%, 8/15/17	45,000	51,515
5.150%, 7/15/18	89,000	102,004
3.550%, 5/15/21	45,000	46,971
Merck & Co., Inc.
6.000%, 9/15/17	45,000	52,116
1.300%, 5/18/18	75,000	73,084
5.000%, 6/30/19	89,000	100,928
2.400%, 9/15/22	89,000	81,238
2.800%, 5/18/23	89,000	82,502
Novartis Capital Corp.
2.900%, 4/24/15	45,000	46,461
4.400%, 4/24/20	45,000	48,955
2.400%, 9/21/22	89,000	81,469
Novartis Securities Investment Ltd.
5.125%, 2/10/19	134,000	151,946
Perrigo Co. plc
4.000%, 11/15/23§	200,000	196,134
Pfizer, Inc.
5.350%, 3/15/15	179,000	189,233
6.200%, 3/15/19	179,000	212,318

Pinnacle Merger Sub, Inc.
9.500%, 10/1/23§	$200,000	$213,000
Sanofi S.A.
2.625%, 3/29/16	67,000	69,604
1.250%, 4/10/18	67,000	65,265
4.000%, 3/29/21	112,000	117,481
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	89,000	91,789
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	112,000	109,464
Valeant Pharmaceuticals International
6.375%, 10/15/20§	402,000	424,110
Zoetis, Inc.
1.875%, 2/1/18	45,000	44,454

		4,697,520

Total Health Care		18,840,889

Industrials (3.1%)
Aerospace & Defense (0.4%)
Boeing Co.
3.500%, 2/15/15	45,000	46,436
6.000%, 3/15/19	89,000	104,748
GenCorp, Inc.
7.125%, 3/15/21	335,000	358,450
General Dynamics Corp.
1.000%, 11/15/17	112,000	108,664
Honeywell International, Inc.
5.300%, 3/1/18	112,000	127,020
L-3 Communications Corp.
3.950%, 11/15/16	45,000	47,757
5.200%, 10/15/19	45,000	48,855
4.950%, 2/15/21	45,000	47,040
Lockheed Martin Corp.
4.250%, 11/15/19	156,000	168,710
Precision Castparts Corp.
1.250%, 1/15/18	67,000	65,275
Raytheon Co.
4.400%, 2/15/20	134,000	143,312
Rockwell Collins, Inc.
5.250%, 7/15/19	45,000	50,772
Textron, Inc.
5.600%, 12/1/17	45,000	49,883
5.950%, 9/21/21	45,000	48,283
United Technologies Corp.
4.875%, 5/1/15	67,000	70,809
1.800%, 6/1/17	22,000	22,377
6.125%, 2/1/19	112,000	131,886
4.500%, 4/15/20	45,000	48,658
3.100%, 6/1/22	112,000	109,397

		1,798,332

Air Freight & Logistics (0.0%)
FedEx Corp.
2.700%, 4/15/23	45,000	40,588
United Parcel Service, Inc.
5.125%, 4/1/19	45,000	51,281
3.125%, 1/15/21	112,000	113,270

		205,139

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Airlines (0.5%)
American Airlines, Inc.
Series 2011-1 7.000%, 1/31/18§		$980,297	$1,036,664
Continental Airlines, Inc.
Series 2010-A 4.750%, 1/12/21		598,596	634,886
Delta Air Lines, Inc., Class A
Series 2010-1 A 6.200%, 7/2/18		63,262	70,617
Series 2010-2 A 4.950%, 5/23/19		105,301	114,251
United Air Lines, Inc.
Series 2009-2 A 9.750%, 1/15/17		311,648	357,031

			2,213,449

Building Products (0.1%)
Owens Corning, Inc.
9.000%, 6/15/19		8,000	9,890
Reliance Intermediate Holdings LP
9.500%, 12/15/19§		285,000	310,650

			320,540

Commercial Services & Supplies (0.7%)
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16		45,000	48,469
4.750%, 5/1/19		45,000	50,394
Cornell University
5.450%, 2/1/19		89,000	101,816
EnergySolutions, Inc./EnergySolutions LLC
10.750%, 8/15/18		447,000	477,172
Jaguar Holding Co. I
10.125%, 10/15/17 PIK§		637,000	673,627
KP Germany Erste GmbH
Series 144a 11.625%, 7/15/17§	EUR	400,000	634,473
Pitney Bowes, Inc.
5.750%, 9/15/17		$89,000	97,690
6.250%, 3/15/19		45,000	50,747
Republic Services, Inc.
5.500%, 9/15/19		112,000	125,827
5.250%, 11/15/21		112,000	121,160
Southern Graphics, Inc.
8.375%, 10/15/20§		391,000	404,685
SquareTwo Financial Corp.
11.625%, 4/1/17		147,000	152,329
TransUnion Holding Co., Inc.
8.875%, 6/15/18		378,000	397,845
Waste Management, Inc.
6.100%, 3/15/18		45,000	51,648
7.375%, 3/11/19		67,000	80,659
4.750%, 6/30/20		45,000	48,931

			3,517,472

Construction & Engineering (0.2%)
ABB Finance USA, Inc.
1.625%, 5/8/17		45,000	45,000
2.875%, 5/8/22		67,000	63,305
Brand Energy & Infrastructure Services, Inc.
8.500%, 12/1/21§		575,000	584,344

Michael Baker International LLC/CDL Acquisition Co., Inc.
8.250%, 10/15/18§		$400,000	$410,500

			1,103,149

Electrical Equipment (0.1%)
Eaton Corp.
2.750%, 11/2/22		112,000	104,405
Emerson Electric Co.
4.875%, 10/15/19		89,000	99,630
2.625%, 2/15/23		45,000	42,040

			246,075

Industrial Conglomerates (0.2%)
Cooper U.S., Inc.
2.375%, 1/15/16		45,000	46,113
3.875%, 12/15/20		45,000	45,278
Danaher Corp.
5.625%, 1/15/18		89,000	100,955
3.900%, 6/23/21		45,000	46,381
GE Capital Trust I
6.375%, 11/15/67 (l)		134,000	144,720
General Electric Co.
0.850%, 10/9/15		150,000	150,783
5.250%, 12/6/17		134,000	151,803
2.700%, 10/9/22		112,000	104,911
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18		45,000	52,908
Koninklijke Philips N.V.
5.750%, 3/11/18		89,000	101,948
Pentair Finance S.A.
5.000%, 5/15/21		45,000	47,097
Tyco Electronics Group S.A.
6.550%, 10/1/17		45,000	51,252
Tyco International Finance S.A.
8.500%, 1/15/19		45,000	55,087

			1,099,236

Machinery (0.3%)
Caterpillar, Inc.
2.600%, 6/26/22		112,000	104,260
CBC Ammo LLC/CBC FinCo, Inc.
7.250%, 11/15/21§		500,000	493,125
Deere & Co.
2.600%, 6/8/22		112,000	104,897
Dover Corp.
5.450%, 3/15/18		67,000	74,870
Harsco Corp.
2.700%, 10/15/15		45,000	45,675
Illinois Tool Works, Inc.
6.250%, 4/1/19		45,000	53,300
Kennametal, Inc.
3.875%, 2/15/22		53,000	50,233
Pall Corp.
5.000%, 6/15/20		45,000	47,129
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.875%, 8/1/20§		380,000	404,700
Xylem, Inc.
3.550%, 9/20/16		67,000	70,512

			1,448,701

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Marine (0.1%)
American Commercial Lines LLC
10.750%, 2/27/20	$425,000	$414,375

Professional Services (0.0%)
Dun & Bradstreet Corp.
2.875%, 11/15/15	25,000	25,653
Verisk Analytics, Inc.
5.800%, 5/1/21	45,000	48,685

		74,338

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	89,000	97,737
3.850%, 9/1/23	150,000	147,477
Canadian National Railway Co.
5.550%, 3/1/19	156,000	178,273
Canadian Pacific Railway Co.
7.250%, 5/15/19	20,000	24,216
CSX Corp.
7.900%, 5/1/17	112,000	133,501
7.375%, 2/1/19	89,000	107,484
Kansas City Southern de Mexico S.A. de C.V.
2.350%, 5/15/20	45,000	42,077
Norfolk Southern Corp.
7.700%, 5/15/17	89,000	105,641
5.750%, 4/1/18	45,000	51,182
2.903%, 2/15/23	67,000	62,041
Ryder System, Inc.
7.200%, 9/1/15	45,000	49,383
3.600%, 3/1/16	45,000	47,035

		1,046,047

Trading Companies & Distributors (0.3%)
Doric Nimrod Air Finance Alpha Ltd.
Series 2012-1A 5.125%, 11/30/24§	187,719	189,597
GATX Corp.
3.500%, 7/15/16	67,000	69,672
4.850%, 6/1/21	45,000	45,792
Neff Rental LLC/Neff Finance Corp.
9.625%, 5/15/16§	447,000	471,585
Shale-Inland Holdings LLC/Shale-Inland Finance Corp.
8.750%, 11/15/19§	575,000	596,562

		1,373,208

Total Industrials		14,860,061

Information Technology (1.8%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	179,000	196,674
4.950%, 2/15/19	100,000	112,090
Harris Corp.
6.375%, 6/15/19	45,000	52,189
Motorola Solutions, Inc.
6.000%, 11/15/17	45,000	50,872

		411,825

Computers & Peripherals (0.3%)
Apple, Inc.
0.450%, 5/3/16	67,000	66,794

1.000%, 5/3/18	$156,000	$150,699
2.400%, 5/3/23	224,000	200,493
EMC Corp.
1.875%, 6/1/18	45,000	44,533
2.650%, 6/1/20	112,000	109,825
3.375%, 6/1/23	134,000	128,443
Hewlett-Packard Co.
2.350%, 3/15/15	134,000	136,342
5.500%, 3/1/18	89,000	99,646
3.750%, 12/1/20	112,000	111,925
4.375%, 9/15/21	134,000	135,132
4.650%, 12/9/21	112,000	114,249
Seagate HDD Cayman
3.750%, 11/15/18§	100,000	101,125

		1,399,206

Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc.
3.375%, 11/1/15	67,000	69,292
Avnet, Inc.
6.000%, 9/1/15	45,000	48,375
5.875%, 6/15/20	45,000	48,204
Corning, Inc.
1.450%, 11/15/17	45,000	44,181
Excelitas Technology Corp.
0.000%, 9/30/20	325,000	327,031
Ingram Micro, Inc.
5.000%, 8/10/22	45,000	44,608

		581,691

Internet Software & Services (0.0%)
eBay, Inc.
3.250%, 10/15/20	45,000	45,290
2.600%, 7/15/22	45,000	41,335
Google, Inc.
2.125%, 5/19/16	45,000	46,554
3.625%, 5/19/21	45,000	46,933

		180,112

IT Services (0.2%)
Computer Sciences Corp.
6.500%, 3/15/18	94,000	108,001
Fiserv, Inc.
3.125%, 10/1/15	89,000	92,219
6.800%, 11/20/17	45,000	52,043
International Business Machines Corp.
5.700%, 9/14/17	358,000	411,502
1.625%, 5/15/20	100,000	93,602
1.875%, 8/1/22	112,000	97,723
Leidos Holdings, Inc.
4.450%, 12/1/20	45,000	44,853
Western Union Co.
5.930%, 10/1/16	112,000	124,073

		1,024,016

Office Electronics (0.0%)
Xerox Corp.
6.350%, 5/15/18	112,000	128,097
5.625%, 12/15/19	45,000	49,981

		178,078

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Semiconductors & Semiconductor Equipment (0.2%)
Altera Corp.
4.100%, 11/15/23		$100,000	$94,437
Analog Devices, Inc.
3.000%, 4/15/16		45,000	46,970
Broadcom Corp.
2.500%, 8/15/22		45,000	40,174
Intel Corp.
1.950%, 10/1/16		45,000	46,343
1.350%, 12/15/17		89,000	87,862
3.300%, 10/1/21		114,000	113,135
2.700%, 12/15/22		112,000	102,632
KLA-Tencor Corp.
6.900%, 5/1/18		19,000	22,219
National Semiconductor Corp.
3.950%, 4/15/15		45,000	46,922
Texas Instruments, Inc.
2.375%, 5/16/16		45,000	46,640
1.650%, 8/3/19		45,000	43,465

			690,799

Software (0.9%)
Adobe Systems, Inc.
3.250%, 2/1/15		67,000	68,774
Deltek, Inc.
10.000%, 10/10/19		700,000	710,500
Infor US, Inc.
10.000%, 4/1/19	EUR	525,000	805,300
ION Trading Technologies Ltd.
8.250%, 5/21/21		$1,050,000	1,063,781
Microsoft Corp.
4.200%, 6/1/19§		156,000	172,367
2.375%, 5/1/23		250,000	227,395
Nuance Communications, Inc.
5.375%, 8/15/20§		380,000	371,450
Oracle Corp.
5.250%, 1/15/16		201,000	219,258
5.750%, 4/15/18		246,000	284,783
2.500%, 10/15/22		112,000	101,996

			4,025,604

Total Information Technology			8,491,331

Materials (1.9%)
Chemicals (0.7%)
Agrium, Inc.
3.150%, 10/1/22		45,000	41,315
Air Products and Chemicals, Inc.
4.375%, 8/21/19		45,000	48,215
Airgas, Inc.
3.250%, 10/1/15		45,000	46,638
Cabot Corp.
5.000%, 10/1/16		45,000	49,193
Dow Chemical Co.
2.500%, 2/15/16		45,000	46,406
8.550%, 5/15/19		112,000	144,313
4.250%, 11/15/20		112,000	119,333
4.125%, 11/15/21		45,000	46,525
3.000%, 11/15/22		112,000	104,529

E.I. du Pont de Nemours & Co.
3.250%, 1/15/15		$89,000	$91,641
5.250%, 12/15/16		45,000	50,489
3.625%, 1/15/21		89,000	90,678
2.800%, 2/15/23		112,000	102,761
Eastman Chemical Co.
2.400%, 6/1/17		67,000	67,957
5.500%, 11/15/19		45,000	49,639
Ecolab, Inc.
1.000%, 8/9/15		42,000	42,038
4.350%, 12/8/21		89,000	92,263
Hexion US Finance Corp.
6.625%, 4/15/20		179,000	183,027
LYB International Finance B.V.
4.000%, 7/15/23		45,000	44,229
Methanex Corp.
3.250%, 12/15/19		27,000	27,067
Monsanto Co.
5.125%, 4/15/18		45,000	50,593
Orion Engineered Carbons Finance & Co. S.C.A.
10.000%, 8/1/19 PIK§		435,861	455,202
PetroLogistics LP/PetroLogistics Finance Corp.
6.250%, 4/1/20§		369,000	369,922
Phibro Animal Health Corp.
9.250%, 7/1/18§		235,000	250,275
Potash Corp. of Saskatchewan, Inc.
6.500%, 5/15/19		45,000	53,195
PPG Industries, Inc.
1.900%, 1/15/16		67,000	68,054
6.650%, 3/15/18		67,000	77,519
Praxair, Inc.
4.625%, 3/30/15		89,000	93,474
4.500%, 8/15/19		45,000	49,579
3.000%, 9/1/21		45,000	44,168
2.200%, 8/15/22		45,000	40,139
2.700%, 2/21/23		67,000	61,971
RPM International, Inc.
6.125%, 10/15/19		45,000	50,226
TPC Group, Inc.
8.750%, 12/15/20§		302,000	320,498
Valspar Corp.
7.250%, 6/15/19		45,000	52,744

			3,525,815

Construction Materials (0.0%)
CRH America, Inc.
6.000%, 9/30/16		156,000	174,406

Containers & Packaging (0.2%)
Bemis Co., Inc.
6.800%, 8/1/19		67,000	78,411
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II
5.625%, 12/15/16§		525,000	534,844
6.000%, 6/15/17§		200,000	202,000
Viskase Cos., Inc.
9.875%, 1/15/18§		291,000	305,914

			1,121,169

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Metals & Mining (0.9%)
Alcoa, Inc.
6.750%, 7/15/18		$89,000	$100,125
6.150%, 8/15/20		67,000	72,611
5.400%, 4/15/21		45,000	45,647
Aleris International, Inc.
7.875%, 11/1/20		481,000	509,860
Allegheny Technologies, Inc.
9.375%, 6/1/19		45,000	54,681
Barminco Finance Pty Ltd.
9.000%, 6/1/18§		335,000	308,200
Barrick Gold Corp.
6.950%, 4/1/19		45,000	51,668
4.100%, 5/1/23		45,000	40,388
Barrick North America Finance LLC
4.400%, 5/30/21		89,000	85,375
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19		134,000	160,253
3.250%, 11/21/21		112,000	111,421
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21		89,000	90,224
Cliffs Natural Resources, Inc.
3.950%, 1/15/18		67,000	67,333
4.800%, 10/1/20		25,000	24,709
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22		112,000	105,962
3.875%, 3/15/23		112,000	105,662
Goldcorp, Inc.
3.700%, 3/15/23		45,000	40,157
Newmont Mining Corp.
3.500%, 3/15/22		112,000	94,959
Nucor Corp.
5.750%, 12/1/17		45,000	50,741
5.850%, 6/1/18		45,000	51,036
Reliance Steel & Aluminum Co.
4.500%, 4/15/23		45,000	43,887
Rio Tinto Alcan, Inc.
5.000%, 6/1/15		179,000	189,124
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19		156,000	203,165
4.125%, 5/20/21		112,000	115,592
Rio Tinto Finance USA plc
1.625%, 8/21/17		45,000	44,958
2.875%, 8/21/22		45,000	41,633
Southern Copper Corp.
5.375%, 4/16/20		60,000	63,991
SunCoke Energy, Inc.
7.625%, 8/1/19		550,000	591,937
Teck Resources Ltd.
4.500%, 1/15/21		45,000	44,984
3.750%, 2/1/23		89,000	82,285
Thompson Creek Metals Co., Inc.
12.500%, 5/1/19		399,000	389,025
Vale Overseas Ltd.
6.250%, 1/11/16		134,000	146,431
4.625%, 9/15/20		89,000	91,235

			4,219,259

Paper & Forest Products (0.1%)
International Paper Co.
5.300%, 4/1/15		$45,000	$47,408
9.375%, 5/15/19		134,000	174,552
4.750%, 2/15/22		45,000	47,015

			268,975

Total Materials			9,309,624

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.
2.500%, 8/15/15		224,000	230,134
5.625%, 6/15/16		89,000	98,103
1.700%, 6/1/17		224,000	225,272
5.500%, 2/1/18		134,000	151,722
4.450%, 5/15/21		224,000	236,064
British Telecommunications plc
1.625%, 6/28/16		250,000	254,258
CCO Holdings LLC/CCO Holdings Capital Corp.
5.750%, 9/1/23§		225,000	211,500
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18		89,000	112,927
CenturyLink, Inc.
5.800%, 3/15/22		300,000	295,500
6.750%, 12/1/23		150,000	151,500
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20		380,000	415,150
5.500%, 8/1/23§		246,000	233,546
Level 3 Financing, Inc.
8.125%, 7/1/19		179,000	196,005
Lynx I Corp.
Series 144a
6.000%, 4/15/21§	GBP	400,000	671,479
Orange S.A.
2.750%, 9/14/16		$45,000	46,688
5.375%, 7/8/19		89,000	99,213
Qwest Corp.
6.750%, 12/1/21		89,000	97,933
Telefonica Emisiones S.A.U.
6.421%, 6/20/16		134,000	149,556
5.877%, 7/15/19		65,000	72,564
5.462%, 2/16/21		134,000	142,114
Verizon Communications, Inc.
5.550%, 2/15/16		268,000	292,721
1.773%, 9/15/16 (l)		200,000	205,682
2.500%, 9/15/16		187,000	193,378
5.500%, 2/15/18		134,000	151,885
1.993%, 9/14/18 (l)		100,000	105,356
3.650%, 9/14/18		450,000	474,247
4.500%, 9/15/20		171,000	182,650
4.600%, 4/1/21		134,000	143,197
5.150%, 9/15/23		450,000	482,187
Zayo Group LLC/Zayo Capital, Inc.
10.125%, 7/1/20		514,000	591,100

			6,913,631

Wireless Telecommunication Services (0.6%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20		447,000	486,755
3.125%, 7/16/22		200,000	184,567

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Rogers Communications, Inc.
7.500%, 3/15/15	$89,000	$96,103
6.800%, 8/15/18	67,000	80,159
Sprint Corp.
7.250%, 9/15/21§	475,000	510,625
7.125%, 6/15/24§	550,000	560,656
T-Mobile USA, Inc.
6.125%, 1/15/22	150,000	151,875
6.500%, 1/15/24	150,000	152,070
Vodafone Group plc
0.900%, 2/19/16	45,000	44,796
5.625%, 2/27/17	89,000	99,844
5.450%, 6/10/19	89,000	100,799
2.500%, 9/26/22	89,000	78,826
2.950%, 2/19/23	112,000	101,826

		2,648,901

Total Telecommunication Services		9,562,532

Utilities (1.9%)
Electric Utilities (0.9%)
American Electric Power Co., Inc.
2.950%, 12/15/22	67,000	62,173
Commonwealth Edison Co.
4.000%, 8/1/20	72,000	76,198
Connecticut Light & Power Co.
5.650%, 5/1/18	45,000	51,378
Duke Energy Carolinas LLC
7.000%, 11/15/18	45,000	54,729
4.300%, 6/15/20	112,000	119,469
Duke Energy Corp.
3.350%, 4/1/15	45,000	46,529
3.050%, 8/15/22	45,000	41,954
Duke Energy Florida, Inc.
4.550%, 4/1/20	11,000	11,902
Duke Energy Progress, Inc.
5.300%, 1/15/19	89,000	101,022
Entergy Arkansas, Inc.
3.750%, 2/15/21	89,000	89,210
Entergy Corp.
5.125%, 9/15/20	45,000	47,364
Entergy Texas, Inc.
7.125%, 2/1/19	45,000	53,180
Exelon Corp.
4.900%, 6/15/15	89,000	93,678
Georgia Power Co.
2.850%, 5/15/22	112,000	105,196
Hydro-Quebec
2.000%, 6/30/16	156,000	159,805
Jersey Central Power & Light Co.
7.350%, 2/1/19	45,000	53,249
Kansas City Power & Light Co.
5.850%, 6/15/17	45,000	48,650
6.375%, 3/1/18	45,000	50,772
Korea Electric Power Corp.
3.000%, 10/5/15§	894,000	919,568
LG&E and KU Energy LLC
2.125%, 11/15/15	45,000	45,728
3.750%, 11/15/20	67,000	68,073
Nevada Power Co.
6.500%, 8/1/18	89,000	104,701

NextEra Energy Capital Holdings, Inc.
1.200%, 6/1/15	$67,000	$67,479
7.875%, 12/15/15	45,000	50,820
6.000%, 3/1/19	45,000	50,996
Northeast Utilities
4.500%, 11/15/19	67,000	72,982
Northern States Power Co.
1.950%, 8/15/15	45,000	45,977
Ohio Power Co.
6.050%, 5/1/18	89,000	102,760
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	89,000	104,134
Pacific Gas & Electric Co.
3.500%, 10/1/20	112,000	113,197
Peco Energy Co.
5.350%, 3/1/18	45,000	51,235
Progress Energy, Inc.
5.625%, 1/15/16	45,000	49,121
7.050%, 3/15/19	45,000	54,161
3.150%, 4/1/22	112,000	106,914
Public Service Co. of Colorado
3.200%, 11/15/20	67,000	67,466
Public Service Co. of Oklahoma
4.400%, 2/1/21	45,000	47,576
Public Service Electric & Gas Co.
3.500%, 8/15/20	45,000	46,045
Sierra Pacific Power Co.
6.000%, 5/15/16	45,000	49,840
Southern California Edison Co.
3.875%, 6/1/21	45,000	47,051
3.500%, 10/1/23	200,000	195,654
Southern Co.
2.450%, 9/1/18	90,000	91,070
Southwestern Electric Power Co.
5.550%, 1/15/17	54,000	59,818
Tampa Electric Co.
6.100%, 5/15/18	45,000	52,291
Virginia Electric & Power Co.
5.400%, 1/15/16	45,000	49,070
5.000%, 6/30/19	74,000	83,057
2.750%, 3/15/23	67,000	62,293
Wisconsin Electric Power Co.
4.250%, 12/15/19	67,000	72,734
2.950%, 9/15/21	45,000	44,128
Wisconsin Power & Light Co.
5.000%, 7/15/19	22,000	24,893
Xcel Energy, Inc.
0.750%, 5/9/16	89,000	88,104
4.700%, 5/15/20	45,000	49,243

		4,404,637

Gas Utilities (0.2%)
Atmos Energy Corp.
8.500%, 3/15/19	45,000	57,322
Boardwalk Pipelines LP
5.750%, 9/15/19	89,000	99,176
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	45,000	48,026
DCP Midstream Operating LP
3.875%, 3/15/23	45,000	41,184

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

LBC Tank Terminals Holding Netherlands B.V.
6.875%, 5/15/23§		$224,000	$232,960
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17		67,000	76,172
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp.
4.400%, 6/15/21		67,000	68,993
Star Gas Partners LP/Star Gas Finance Co.
8.875%, 12/1/17		257,000	269,208

			893,041

Independent Power Producers & Energy Traders (0.3%)
Constellation Energy Group, Inc.
5.150%, 12/1/20		45,000	47,848
Exelon Generation Co. LLC
6.200%, 10/1/17		45,000	50,557
NRG Energy, Inc.
7.625%, 1/15/18		224,000	253,400
PPL Energy Supply LLC
6.500%, 5/1/18		45,000	50,145
PSEG Power LLC
5.125%, 4/15/20		89,000	96,778
Tennessee Valley Authority
5.500%, 7/18/17		246,000	281,590
3.875%, 2/15/21		447,000	472,153
TransAlta Corp.
4.750%, 1/15/15		45,000	46,712

			1,299,183

Multi-Utilities (0.5%)
AGL Capital Corp.
3.500%, 9/15/21		112,000	111,142
CenterPoint Energy, Inc.
5.950%, 2/1/17		45,000	50,544
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18		134,000	154,725
6.650%, 4/1/19		45,000	54,009
Series 04-A
4.700%, 2/1/14		1,296,000	1,299,999
Consumers Energy Co.
6.700%, 9/15/19		112,000	134,964
Dominion Resources, Inc.
5.150%, 7/15/15		89,000	94,727
8.875%, 1/15/19		89,000	112,957
DTE Energy Co.
6.350%, 6/1/16		45,000	50,607
MidAmerican Energy Holdings Co.
5.750%, 4/1/18		67,000	76,798
National Grid plc
6.300%, 8/1/16		45,000	50,595
NiSource Finance Corp.
6.400%, 3/15/18		45,000	51,569
5.450%, 9/15/20		45,000	49,878
SCANA Corp.
6.250%, 4/1/20		45,000	49,223
Sempra Energy
6.500%, 6/1/16		27,000	30,302
6.150%, 6/15/18		45,000	51,547
2.875%, 10/1/22		28,000	25,831

TECO Finance, Inc.
5.150%, 3/15/20		$45,000	$49,217

			2,498,634

Total Utilities			9,095,495

Total Corporate Bonds			178,081,201

Government Securities (62.4%)
Agency CMO (5.7%)
Federal Home Loan Mortgage Corp.
4.879% 5/19/17		536,444	585,531
Federal National Mortgage Association
3.500% 1/25/44 TBA		18,000,000	17,895,939
3.500% 2/25/44 TBA		9,000,000	8,920,195

			27,401,665

Foreign Governments (4.7%)
African Development Bank
0.750% 10/18/16		250,000	249,131
Australia Government Bond
5.500% 1/21/18	AUD	9,400,000	9,116,507
Canadian Government Bond
0.875% 2/14/17		$135,000	134,637
Development Bank of Japan
5.125% 2/1/17		100,000	111,935
Eksportfinans ASA
3.000% 11/17/14		89,000	89,334
2.000% 9/15/15		179,000	176,315
2.375% 5/25/16		89,000	87,665
5.500% 5/25/16		45,000	47,447
5.500% 6/26/17		45,000	47,447
Export Development Canada
2.250% 5/28/15		200,000	205,108
1.250% 10/26/16		90,000	91,078
Export-Import Bank of Korea
4.125% 9/9/15		150,000	157,284
1.750% 2/27/18		200,000	194,442
4.000% 1/29/21		268,000	273,880
4.375% 9/15/21		200,000	207,672
Federative Republic of Brazil
8.000% 1/15/18		123,000	136,530
5.875% 1/15/19		134,000	150,482
8.875% 10/14/19		100,000	130,000
4.875% 1/22/21		250,000	263,750
FMS Wertmanagement AoeR
1.125% 10/14/16		200,000	201,101
Inter-American Development Bank
2.125% 11/9/20		100,000	96,858
International Bank for Reconstruction & Development
2.125% 11/1/20		150,000	145,706
International Finance Corp.
0.625% 11/15/16		250,000	248,116
Italy Buoni Poliennali Del Tesoro
4.000% 2/1/37 (m)	EUR	45,000	57,043
Japan Bank for International Cooperation
1.750% 11/13/18		$200,000	196,098
Japan Finance Corp.
2.500% 1/21/16		200,000	207,116
2.250% 7/13/16		224,000	231,369

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Japan Finance Organization for Municipalities
5.000% 5/16/17		$100,000	$111,535
Korea Development Bank
3.250% 3/9/16		224,000	232,414
Korea Finance Corp.
4.625% 11/16/21		250,000	263,086
Province of British Columbia
2.850% 6/15/15		179,000	184,857
2.000% 10/23/22		67,000	59,481
Province of Manitoba
4.900% 12/6/16		179,000	199,417
Province of Nova Scotia
5.125% 1/26/17		112,000	125,271
Province of Ontario
2.950% 2/5/15		112,000	115,062
1.875% 9/15/15		291,000	297,139
4.950% 11/28/16		246,000	273,142
1.100% 10/25/17		89,000	87,614
1.650% 9/27/19		134,000	127,628
4.000% 10/7/19		268,000	288,521
2.450% 6/29/22		89,000	81,601
Province of Quebec
4.600% 5/26/15		67,000	70,853
4.625% 5/14/18		89,000	98,971
3.500% 7/29/20		89,000	91,049
2.625% 2/13/23		125,000	113,578
Republic of Italy
4.500% 1/21/15		224,000	231,679
5.250% 9/20/16		282,000	305,357
Republic of Korea
5.750% 4/16/14 (b)		358,000	363,864
5.750% 4/16/14		268,000	272,390
7.125% 4/16/19		965,000	1,178,840
Republic of Peru
8.375% 5/3/16		45,000	52,042
7.125% 3/30/19		45,000	54,360
Republic of Philippines
4.000% 1/15/21		335,000	347,563
Republic of Poland
6.375% 7/15/19		224,000	261,034
Republic of Slovenia
4.700% 11/1/16§(b)	EUR	300,000	427,696
Republic of South Africa
6.875% 5/27/19		$112,000	127,960
5.500% 3/9/20		112,000	119,280
Republic of Turkey
7.500% 7/14/17		492,000	551,655
3.250% 3/23/23		335,000	276,375
State of Israel
5.500% 11/9/16		45,000	50,445
5.125% 3/26/19		89,000	101,460
Svensk Exportkredit AB
5.125% 3/1/17		89,000	99,763
United Kingdom Gilt
1.750% 9/7/22 (m)	GBP	1,074	1,628
United Mexican States
(Zero Coupon), 6/12/14	MXN	37,339,000	281,576
(Zero Coupon), 6/26/14		40,700,000	308,044
5.625% 1/15/17		$156,000	174,330
3.625% 3/15/22		570,000	561,450

			22,224,061

Municipal Bonds (1.3%)
Board of Regents of the University of Texas System, Revenue Bonds, Series 2009B
6.276% 8/15/41		$1,296,000	$1,406,251
City of New York, General Obligation Bonds, Series 2010H-1
6.246% 6/1/35		535,000	569,411
Colorado Metro Wastewater Reclamation District, Sewer Improvement Bonds, Revenue Bonds, Series 2009B
4.718% 4/1/19		445,000	488,641
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010C
6.628% 7/1/40		225,000	241,907
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.995% 7/1/20		110,000	104,112
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Series 2010A-2
5.854% 1/15/30		670,000	706,696
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2009B
6.875% 12/15/39		445,000	479,959
New York & New Jersey Port Authority, Revenue Bonds, Series 2010
5.647% 11/1/40		315,000	339,085
Northern California Power Agency, Lodi Energy Center, Revenue Bonds, Series 2010B
7.311% 6/1/40		445,000	491,244
State of California, Various Purposes, General Obligation Bonds
3.950% 11/1/15		180,000	190,265
State of Illinois, General Obligation Bonds, Series 2010
4.421% 1/1/15		45,000	46,351
State of Illinois, General Obligation Bonds, Series 2011
5.665% 3/1/18		225,000	245,021
State of Texas Transportation Commission, Highway Fund First Tier, Revenue Bonds, Series 2010B
5.028% 4/1/26		805,000	865,085

			6,174,028

Supranational (1.6%)
African Development Bank
2.500% 3/15/16		67,000	69,789
Asian Development Bank
0.500% 8/17/15		112,000	112,116
2.500% 3/15/16		112,000	116,611
0.500% 6/20/16		112,000	111,493
5.500% 6/27/16		112,000	125,118
1.750% 9/11/18		100,000	99,848
1.875% 10/23/18		112,000	112,249
1.750% 3/21/19		45,000	44,368
1.375% 3/23/20		67,000	62,727
Corp. Andina de Fomento
3.750% 1/15/16		112,000	116,760
8.125% 6/4/19		112,000	137,200

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Council of Europe Development Bank
2.625% 2/16/16	$179,000	$186,579
1.500% 6/19/17	89,000	89,613
European Bank for Reconstruction & Development
1.625% 9/3/15	112,000	114,093
1.375% 10/20/16	112,000	113,297
0.750% 9/1/17	112,000	109,004
1.625% 4/10/18	100,000	98,695
1.000% 6/15/18	67,000	65,336
1.625% 11/15/18	100,000	98,484
European Investment Bank
2.875% 1/15/15	224,000	229,874
2.750% 3/23/15	224,000	230,465
4.875% 2/16/16	492,000	535,979
0.625% 4/15/16	250,000	249,637
2.125% 7/15/16	447,000	461,892
0.500% 8/15/16	335,000	332,163
4.875% 1/17/17	246,000	274,336
1.125% 9/15/17	335,000	332,297
1.000% 12/15/17	89,000	87,380
1.000% 6/15/18	224,000	217,262
2.875% 9/15/20	224,000	226,432
4.000% 2/16/21	89,000	95,699
Inter-American Development Bank
5.125% 9/13/16	125,000	139,376
1.375% 10/18/16	112,000	113,670
0.875% 11/15/16	200,000	200,146
4.250% 9/10/18	224,000	248,885
3.875% 2/14/20	224,000	242,813
International Bank for Reconstruction & Development
2.375% 5/26/15	224,000	230,320
2.125% 3/15/16	200,000	206,866
0.500% 4/15/16	179,000	178,638
0.875% 4/17/17	224,000	223,200
2.125% 2/13/23	100,000	91,830
International Finance Corp.
2.250% 4/11/16	224,000	231,811
2.125% 11/17/17	112,000	115,263
0.875% 6/15/18	112,000	108,362
Nordic Investment Bank
5.000% 2/1/17	112,000	125,722

		7,713,698

U.S. Government Agencies (4.1%)
Federal Farm Credit Bank
1.500% 11/16/15	447,000	456,033
0.450% 7/12/16	224,000	222,865
4.875% 1/17/17	313,000	351,426
Federal Home Loan Bank
1.630% 8/20/15	180,000	183,441
0.500% 11/20/15	110,000	110,263
5.375% 5/18/16	445,000	495,951
5.625% 6/13/16	514,000	573,333
4.750% 12/16/16	560,000	624,908
0.625% 12/28/16	500,000	497,368
1.000% 6/21/17	180,000	179,623
5.000% 11/17/17	560,000	639,634
1.875% 3/8/19	225,000	223,667

Federal Home Loan Mortgage Corp.
0.800% 1/13/15	$45,000	$45,009
4.500% 1/15/15	447,000	466,718
2.875% 2/9/15	671,000	690,399
0.550% 2/27/15	224,000	224,130
0.500% 8/28/15	134,000	134,061
1.750% 9/10/15	335,000	342,810
0.500% 9/25/15	268,000	268,591
4.750% 11/17/15	447,000	483,525
0.450% 11/24/15	335,000	335,346
0.850% 2/24/16	224,000	224,140
2.250% 1/23/17	89,000	89,106
5.000% 4/18/17	134,000	151,470
1.000% 6/29/17	224,000	223,069
5.500% 8/23/17	201,000	231,621
1.000% 9/29/17	335,000	331,839
0.750% 1/12/18	447,000	434,912
0.875% 3/7/18	447,000	435,467
1.750% 5/30/19	447,000	440,846
2.000% 7/30/19	45,000	44,256
1.250% 8/1/19	224,000	213,474
1.250% 10/2/19	224,000	212,359
1.375% 5/1/20	350,000	328,488
2.375% 1/13/22	947,000	902,718
Federal National Mortgage Association
0.550% 2/27/15	134,000	134,078
0.375% 3/16/15	447,000	447,489
0.500% 7/2/15	447,000	448,313
2.375% 7/28/15	536,000	553,137
1.875% 9/9/15	112,000	114,887
0.480% 10/9/15	559,000	559,475
1.875% 10/15/15	45,000	46,182
0.375% 12/21/15	224,000	223,923
0.500% 1/29/16	335,000	334,878
0.500% 4/25/16	447,000	445,889
5.000% 2/13/17	447,000	502,951
5.000% 5/11/17	621,000	701,726
5.375% 6/12/17	648,000	741,265
0.950% 8/23/17	224,000	221,196
0.875% 8/28/17	447,000	441,586
1.000% 9/27/17	112,000	110,506
0.875% 10/26/17	224,000	220,371
0.900% 11/7/17	134,000	131,348
1.000% 12/28/17	447,000	431,581
0.875% 2/8/18	447,000	436,578
1.250% 6/20/18	447,000	437,636
1.750% 1/30/19	89,000	87,669
1.700% 10/4/19	89,000	85,959
2.200% 10/25/22	34,000	30,984
2.500% 3/27/23	112,000	103,113

		19,805,586

U.S. Treasuries (45.0%)
U.S. Treasury Bonds
9.250% 2/15/16	1,341,100	1,589,623
7.500% 11/15/16	1,117,600	1,331,355
9.125% 5/15/18	375,500	498,070
8.875% 2/15/19	223,500	302,095
8.125% 8/15/19	773,400	1,030,263
8.750% 8/15/20	1,287,500	1,806,859
2.000% 1/15/26 TIPS	379,365	419,720
2.375% 1/15/27 TIPS	482,692	555,736

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

1.750% 1/15/28 TIPS	$2,464,154	$2,636,415
2.500% 1/15/29 TIPS	522,352	613,217
3.875% 4/15/29 TIPS	277,027	379,440
0.625% 2/15/43 TIPS	456,403	350,615
U.S. Treasury Notes
0.250% 1/31/15	1,000,200	1,001,020
0.250% 2/15/15	1,117,600	1,118,386
4.000% 2/15/15	1,077,400	1,123,133
0.250% 2/28/15	1,117,600	1,118,291
2.375% 2/28/15	2,235,200	2,291,211
0.375% 3/15/15	1,341,100	1,343,876
0.250% 3/31/15	1,117,600	1,118,211
2.500% 3/31/15	1,788,100	1,838,868
0.375% 4/15/15	894,100	896,149
0.125% 4/30/15	1,341,100	1,339,528
2.500% 4/30/15	773,300	796,645
0.250% 5/15/15	894,100	894,659
4.125% 5/15/15	894,100	941,675
0.250% 5/31/15	1,475,200	1,475,872
2.125% 5/31/15	983,500	1,009,676
0.375% 6/15/15	1,341,100	1,343,946
0.375% 6/30/15	1,452,900	1,455,908
1.875% 6/30/15	3,822,200	3,914,794
0.250% 7/15/15	2,235,200	2,235,287
0.250% 7/31/15	2,500,000	2,499,886
0.250% 8/15/15	782,300	781,995
4.250% 8/15/15	1,247,200	1,326,847
0.375% 8/31/15	1,800,000	1,802,742
1.250% 8/31/15	1,500,000	1,523,848
0.250% 9/15/15	894,100	893,367
0.250% 9/30/15	1,300,000	1,298,824
1.250% 9/30/15	2,883,400	2,930,142
0.250% 10/15/15	782,300	781,281
0.250% 10/31/15	850,000	848,805
1.250% 10/31/15	2,235,200	2,272,220
0.375% 11/15/15	1,788,100	1,789,148
0.250% 11/30/15	1,200,000	1,197,602
1.375% 11/30/15	3,643,400	3,713,848
0.250% 12/15/15	1,341,100	1,338,096
0.250% 12/31/15	2,000,000	1,994,491
0.375% 1/15/16	1,341,100	1,340,541
0.375% 2/15/16	1,452,900	1,451,651
4.500% 2/15/16	894,100	971,426
2.625% 2/29/16	1,788,100	1,873,035
0.375% 3/15/16	1,117,600	1,115,883
2.375% 3/31/16	1,341,100	1,398,900
0.250% 4/15/16	1,341,100	1,333,993
0.250% 5/15/16	1,117,600	1,110,731
5.125% 5/15/16	1,497,600	1,659,626
0.500% 6/15/16	1,000,000	998,932
3.250% 6/30/16	1,341,100	1,430,786
0.625% 7/15/16	2,000,000	2,002,370
0.625% 8/15/16	2,000,000	2,000,365
0.625% 10/15/16	2,000,000	1,996,276
3.125% 10/31/16	2,414,000	2,575,908
0.625% 11/15/16	2,000,000	1,993,932
0.625% 12/15/16	1,000,000	995,925
0.875% 12/31/16	1,788,100	1,792,035
3.250% 12/31/16	1,050,500	1,126,811
3.125% 1/31/17	983,500	1,051,423
4.625% 2/15/17	1,989,300	2,218,588
0.875% 2/28/17	1,564,600	1,564,396

3.000% 2/28/17	$1,922,300	$2,048,426
1.000% 3/31/17	1,341,100	1,344,034
3.250% 3/31/17	1,072,900	1,153,102
3.125% 4/30/17	447,000	478,529
4.500% 5/15/17	894,100	997,748
2.750% 5/31/17	1,341,100	1,419,855
2.375% 7/31/17	1,341,100	1,401,345
4.750% 8/15/17	1,162,300	1,313,142
0.625% 8/31/17	1,341,100	1,315,972
1.875% 8/31/17	1,564,600	1,606,098
1.875% 9/30/17	1,430,500	1,467,045
0.750% 10/31/17	1,117,600	1,097,343
1.875% 10/31/17	894,100	916,441
0.625% 11/30/17	1,341,100	1,307,573
2.250% 11/30/17	514,100	533,519
0.750% 12/31/17	1,072,900	1,049,095
2.625% 1/31/18	1,117,600	1,175,154
3.500% 2/15/18	1,117,600	1,213,338
0.750% 2/28/18	1,117,600	1,088,161
2.625% 4/30/18	1,341,100	1,407,683
2.375% 5/31/18	1,041,100	1,080,656
1.375% 7/31/18	1,250,000	1,238,867
2.250% 7/31/18	894,100	921,727
4.000% 8/15/18	245,900	272,731
1.500% 8/31/18	21,494,100	21,383,831
1.375% 9/30/18	2,011,700	1,987,104
1.250% 10/31/18	2,000,000	1,960,833
3.750% 11/15/18	1,613,800	1,770,977
1.375% 12/31/18	1,438,100	1,414,113
2.750% 2/15/19	1,803,400	1,889,602
1.500% 3/31/19	1,705,700	1,677,338
1.250% 4/30/19	894,100	866,229
3.125% 5/15/19	2,525,800	2,691,588
1.000% 6/30/19	1,835,200	1,745,089
0.875% 7/31/19	670,600	631,499
3.625% 8/15/19	894,100	974,185
1.250% 10/31/19	447,000	427,549
1.125% 12/31/19	894,100	844,505
3.625% 2/15/20	2,682,200	2,919,477
1.250% 2/29/20	1,117,600	1,057,907
1.125% 3/31/20	1,117,600	1,047,226
3.500% 5/15/20	1,788,100	1,929,122
2.625% 8/15/20	2,862,200	2,920,413
2.125% 8/31/20	1,000,000	987,240
2.000% 9/30/20	1,900,000	1,857,275
1.750% 10/31/20	2,800,000	2,686,286
2.625% 11/15/20	2,682,200	2,725,821
3.625% 2/15/21	2,235,200	2,412,153
3.125% 5/15/21	1,900,200	1,980,810
2.125% 8/15/21	2,570,500	2,490,105
2.000% 11/15/21	2,101,100	2,005,374
2.000% 2/15/22	2,168,100	2,057,465
1.750% 5/15/22	894,100	826,751
1.625% 8/15/22	1,654,000	1,502,663
1.625% 11/15/22	4,649,200	4,196,327
2.000% 2/15/23	6,162,300	5,716,496
1.750% 5/15/23	1,430,500	1,289,331
2.500% 8/15/23	3,650,000	3,505,141
2.750% 11/15/23	1,600,000	1,565,208

		215,557,835

Total Government Securities		298,876,873

Total Long-Term Debt Securities (101.7%) (Cost $480,679,010)		487,087,326

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares		Value (Note 1)

COMMON STOCKS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
General Maritime Corp.*†(b)		1,166	$15,304

Total Energy			15,304

Industrials (0.0%)
Marine (0.0%)
Horizon Lines, Inc., Class A*		39,861	33,483

Total Industrials			33,483

Total Common Stocks (0.0%) (Cost $97,701)			48,787

	Number of Warrants		Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
General Maritime Corp., expiring 5/17/17*†(b)		1,803	—

Total Energy			—

Industrials (0.1%)
Marine (0.1%)
Horizon Lines, Inc., expiring 10/5/36*†(b)		13,766,769	462,564

Total Industrials			462,564

Total Warrants (0.1%) (Cost $1,349,731)			462,564

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.4%)
Banco do Brasil S.A. 2.52%, 2/14/14 (p)		$2,000,000	2,000,108

Government Securities (2.1%)
U.S. Treasury Bills
0.01%, 1/2/14 (p)		700,000	700,000
0.02%, 1/23/14 (p)		100,000	99,999
0.02%, 1/30/14 (p)		5,200,000	5,199,909
0.02%, 2/6/14 (p)		3,600,000	3,599,930
United Mexican States Bills
0.00%, 1/16/14 (p)	MXN	2,661,000	20,348
0.00%, 3/27/14 (p)		29,300,000	222,659

Total Government Securities			9,842,845

Total Short-Term Investments (2.5%) (Cost $11,844,053)			11,842,953

	Number of Contracts		Value (Note 1)

OPTIONS PURCHASED:
Call Option Purchased (0.0%)
Eurodollar December 2014 @ $99.75*		147	$7,350

Total Options Purchased (0.0%) (Cost $13,103)			7,350

Total Investments Before Options Written (104.3%) (Cost $493,983,598)			499,448,980

OPTIONS WRITTEN:
Put Option Written (0.0%)
Eurodollar December 2014 @ $99.00*		(147)	(14,700)

Total Options Written (0.0%) (Premiums Received $15,876)			(14,700)

Total Investments after Options Written (104.3%) (Cost $493,967,722)			499,434,280
Other Assets Less Liabilities (-4.3%)			(20,497,162)

Net Assets (100%)			$478,937,118

*	Non-income producing.
†	Securities (totaling $3,424,295 or 0.7% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $43,015,175 or 9.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $754,505 or 0.2% of net assets.
(p)	Yield to maturity.

Glossary:

AUD	— Australian Dollar
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
GBP	— British Pound
MXN	— Mexican Peso
PIK	— Payment-in Kind Security
TBA	— To Be Announced; Security is subject to delayed delivery
TIPS	— Treasury Inflation Protected Security

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	19	March-14	$2,388,631	$2,337,891	$50,740
Euro-Bund	18	March-14	3,483,250	3,446,211	37,039
U.S. Long Bond	28	March-14	3,670,134	3,592,750	77,384
U.S. Ultra Bond	4	March-14	545,685	545,000	685

					$165,848

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	11,504	$ 10,269,900	$10,195,685	$74,215
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	HSBC Bank plc	183	163,369	166,611	(3,242)

					$70,973

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	Citibank N.A.	11,687	$ 10,665,767	$10,433,269	$232,498
Australian Dollar vs. U.S. Dollar, expiring 2/4/14	Bank of America	11,504	10,176,036	10,249,834	(73,798)
Brazilian Real vs. U.S. Dollar, expiring 1/3/14	Morgan Stanley	66	27,805	27,795	10
British Pound vs. U.S. Dollar, expiring 2/7/14	JPMorgan Chase Bank	425	680,350	703,610	(23,260)
Canadian Dollar vs. U.S. Dollar, expiring 3/20/14	Citibank N.A.	564	531,416	529,962	1,454
European Union Euro vs. U.S. Dollar, expiring 2/20/14	JPMorgan Chase Bank	1,075	1,451,921	1,478,850	(26,929)
European Union Euro vs. U.S. Dollar, expiring 3/13/14	Citibank N.A.	1,289	1,776,835	1,773,239	3,596
Mexican Peso vs. U.S. Dollar, expiring 6/12/14	Goldman Sachs & Co.	3,937	300,069	297,759	2,310
Mexican Peso vs. U.S. Dollar, expiring 6/26/14	Morgan Stanley	6,906	525,204	521,682	3,522

					$119,403

					$190,376

Options Written:

Options written for the year ended December 31, 2013 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2013	—	$—
Options Written	413	95,405
Options Terminated in Closing Purchase Transactions	(266)	(79,529)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding - December 31, 2013	147	$15,876

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$457,458	$1,041,256		$1,498,714
Non-Agency CMO	—	8,630,538	—		8,630,538
Common Stocks
Energy	—	—	15,304		15,304
Industrials	33,483	—	—		33,483
Corporate Bonds
Consumer Discretionary	—	14,614,019	1,905,171		16,519,190
Consumer Staples	—	13,897,279	—		13,897,279
Energy	—	15,328,431	—		15,328,431
Financials	—	62,176,369	—		62,176,369
Health Care	—	18,840,889	—		18,840,889
Industrials	—	14,860,061	—		14,860,061
Information Technology	—	8,491,331	—		8,491,331
Materials	—	9,309,624	—		9,309,624
Telecommunication Services	—	9,562,532	—		9,562,532
Utilities	—	9,095,495	—		9,095,495
Forward Currency Contracts	—	317,605	—		317,605
Futures	165,848	—	—		165,848
Government Securities
Agency CMO	—	27,401,665	—		27,401,665
Foreign Governments	—	22,224,061	—		22,224,061
Municipal Bonds	—	6,174,028	—		6,174,028
Supranational	—	7,713,698	—		7,713,698
U.S. Government Agencies	—	19,805,586	—		19,805,586
U.S. Treasuries	—	215,557,835	—		215,557,835
Options Purchased
Call Options Purchased	7,350	—	—		7,350
Short-Term Investments	—	11,842,953	—		11,842,953
Warrants
Energy	—	—	—	†	—
Industrials	—	—	462,564		462,564

Total Assets	$206,681	$496,301,457	$3,424,295		$499,932,433

Liabilities:
Forward Currency Contracts	$—	$(127,229)	$—		$(127,229)
Options Written
Put Options Written	(14,700)	—	—		(14,700)

Total Liabilities	$(14,700)	$(127,229)	$—		$(141,929)

Total	$191,981	$496,174,228	$3,424,295		$499,790,504

†	Value is zero.
(a)	Securities with a market value of $1,947,844 transferred from Level 2 to Level 3 during the year ended December 31, 2013 due to securities no longer being valued by a third party vendor.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$173,198	*
Foreign exchange contracts	Receivables	317,605
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$490,803

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(14,700	)*
Foreign exchange contracts	Payables	(127,229)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(141,929)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$79,477	$772,055	$—	$—	$851,532
Foreign exchange contracts	—	—	(76,094)	—	(76,094)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$79,477	$772,055	$(76,094)	$—	$775,438

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(4,577)	$130,999	$—	$—	$126,422
Foreign exchange contracts	—	—	403,291	—	403,291
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(4,577)	$130,999	$403,291	$—	$529,713

^	This Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $43,927,000 and futures contracts with an average notional balance of approximately $33,720,000 during the year ended December 31, 2013. The Portfolio held options contracts with an average notional balance of approximately $34,000 for eight months during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$ 74,215		$(73,798)	$—	$417
Citibank N.A.	237,548		—	—	237,548
Goldman Sachs & Co.	2,310		—	—	2,310
Morgan Stanley	3,532		—	—	3,532
Exchange Traded Futures & Options Contracts (b)	173,198	(c)	—	—	173,198

	$490,803		$(73,798)	$—	$417,005

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$73,798		$(73,798)	$—	$—
HSBC Bank plc	3,242		—	—	3,242
JPMorgan Chase Bank	50,189		—	—	50,189
Exchange Traded Futures & Options Contracts (b)	14,700	(c)	—	—	14,700

	$141,929		$(73,798)	$—	$68,131

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,310,936,578
Long-term U.S. government debt securities	372,217,286

$1,683,153,864

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,427,006,115
Long-term U.S. government debt securities	388,921,097

$1,815,927,212

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,107,924
Aggregate gross unrealized depreciation	(8,715,532)

Net unrealized appreciation	$5,392,392

Federal income tax cost of investments	$494,056,588

The Portfolio has a net capital loss carryforward of $514,623,967 of which $7,256,341 expires in the year 2016 and $507,367,626 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $4,534,429 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $493,983,598)	$499,448,980
Cash	4,128,311
Foreign cash (Cost $97,140)	97,974
Cash held as collateral at broker	189,000
Receivable for forward commitments	22,886,992
Dividends, interest and other receivables	4,113,071
Receivable for securities sold	3,843,861
Unrealized appreciation on forward foreign currency contracts	317,605
Receivable from Separate Accounts for Trust shares sold	45,235
Due from broker for futures variation margin	14,434
Other assets	3,124

Total assets	535,088,587

LIABILITIES
Payable for forward commitments	49,727,148
Payable for securities purchased	5,395,152
Payable to Separate Accounts for Trust shares redeemed	390,100
Investment management fees payable	225,772
Unrealized depreciation on forward foreign currency contracts	127,229
Administrative fees payable	94,075
Distribution fees payable - Class A	38,666
Trustees’ fees payable	28,072
Options written, at value (Premiums received $15,876)	14,700
Distribution fees payable - Class B	11,842
Accrued expenses	98,713

Total liabilities	56,151,469

NET ASSETS	$478,937,118

Net assets were comprised of:
Paid in capital	$990,277,116
Accumulated undistributed net investment income (loss)	9,209
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(517,169,722)
Net unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	5,820,515

Net assets	$478,937,118

Class A
Net asset value, offering and redemption price per share, $180,754,054 / 46,906,132 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.85

Class B
Net asset value, offering and redemption price per share, $55,294,465 / 14,395,009 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.84

Class K
Net asset value, offering and redemption price per share, $242,888,599 / 63,037,112 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$26,467,768
Dividends	101,664

Total income	26,569,432

EXPENSES
Investment management fees	4,745,052
Administrative fees	1,352,832
Distribution fees - Class B	1,094,375
Distribution fees - Class A	491,971
Custodian fees	114,800
Printing and mailing expenses	112,983
Professional fees	97,496
Trustees’ fees	21,701
Miscellaneous	50,720

Total expenses	8,081,930

NET INVESTMENT INCOME (LOSS)	18,487,502

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	16,780,664
Futures	772,055
Foreign currency transactions	170,642
Options written	79,477
Securities sold short	16,973

Net realized gain (loss)	17,819,811

Change in unrealized appreciation (depreciation) on:
Investments	(49,186,916)
Futures	130,999
Foreign currency translations	395,906
Options written	1,176

Net change in unrealized appreciation (depreciation)	(48,658,835)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,839,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,351,522)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,487,502	$27,743,574
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	17,819,811	28,132,539
Net change in unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	(48,658,835)	8,038,979

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,351,522)	63,915,092

DIVIDENDS:
Dividends from net investment income
Class A	(6,570,227)	(4,811,257)
Class B	(2,005,472)	(16,973,153)
Class K	(9,476,067)	(6,028,649)

TOTAL DIVIDENDS	(18,051,766)	(27,813,059)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,937,580 and 3,778,448 shares, respectively ]	11,797,041	15,254,352
Capital shares issued in reinvestment of dividends [ 1,698,180 and 1,193,889 shares, respectively ]	6,570,227	4,811,257
Capital shares repurchased [ (9,042,316) and (8,607,307) shares, respectively ]	(36,227,205)	(34,806,305)
Capital shares repurchased in-kind (Note 10)[ (422,458) and 0 shares, respectively ]	(1,685,051)	—

Total Class A transactions	(19,544,988)	(14,740,696)

Class B
Capital shares sold [ 10,817,124 and 26,257,877 shares, respectively ]	43,481,906	105,606,174
Capital shares issued in reinvestment of dividends [ 520,008 and 4,231,414 shares, respectively ]	2,005,472	16,973,153
Capital shares repurchased [ (26,648,847) and (27,119,770) shares, respectively ]	(106,868,896)	(109,062,309)
Capital shares repurchased in-kind (Note 10)[ (154,652,801) and 0 shares, respectively ]	(614,002,054)	—

Total Class B transactions	(675,383,572)	13,517,018

Class K
Capital shares sold [ 12,220,139 and 13,579,832 shares, respectively ]	49,298,698	54,566,783
Capital shares issued in reinvestment of dividends [ 2,449,751 and 1,496,058 shares, respectively ]	9,476,067	6,028,649
Capital shares repurchased [ (10,209,577) and (152,873,264) shares, respectively ]	(41,004,874)	(603,857,711)
Capital shares repurchased in-kind (Note 10)[ (2) and 0 shares, respectively ]	(7)	—

Total Class K transactions	17,769,884	(543,262,279)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(677,158,676)	(544,485,957)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(707,561,964)	(508,383,924)
Beginning of year	1,186,499,082	1,694,883,006

End of year (a)	$478,937,118	$1,186,499,082

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$9,209	$(418,196)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011	2010		2009
Net asset value, beginning of year	$4.04	$3.92	$3.88	$3.74		$3.56

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.09 (e)	0.11 (e)	0.13	(e)	0.18	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.13)	0.12	0.10	0.12		0.18

Total from investment operations	(0.05)	0.21	0.21	0.25		0.36

Less distributions:
Dividends from net investment income	(0.14)	(0.09)	(0.17)	(0.11)		(0.18)

Net asset value, end of year	$3.85	$4.04	$3.92	$3.88		$3.74

Total return	(1.14)%	5.49%	5.35%	6.79%		10.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$180,754	$208,917	$217,288	$1,731,954		$911,802
Ratio of expenses to average net assets	1.00%	0.98%	0.69%	0.70%		0.74%
Ratio of net investment income (loss) to average net assets	2.03%	2.25%	2.67%	3.20%		4.72%
Portfolio turnover rate	189%	204%	186%	261%		371%

	Year Ended December 31,
Class B	2013	2012	2011	2010		2009
Net asset value, beginning of year	$4.02	$3.91	$3.87	$3.72		$3.55

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.09 (e)	0.10 (e)	0.12	(e)	0.17	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.12)	0.11	0.10	0.13		0.17

Total from investment operations	(0.04)	0.20	0.20	0.25		0.34

Less distributions:
Dividends from net investment income	(0.14)	(0.09)	(0.16)	(0.10)		(0.17)

Net asset value, end of year	$3.84	$4.02	$3.91	$3.87		$3.72

Total return	(0.92)%	5.23%	5.08%	6.82%		9.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$55,294	$741,031	$706,955	$716,263		$670,375
Ratio of expenses to average net assets	1.00%	0.98%	0.94%	0.95	%(c)	0.99	%(c)
Ratio of net investment income (loss) to average net assets	2.04%	2.25%	2.48%	2.99%		4.62%
Portfolio turnover rate	189%	204%	186%	261%		371%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$4.04	$3.92	$4.05

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.10 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.12)	0.13	—

Total from investment operations	(0.03)	0.23	0.04

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.17)

Net asset value, end of period	$3.85	$4.04	$3.92

Total return (b)	(0.88)%	5.75%	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$242,889	$236,550	$770,640
Ratio of expenses to average net assets (a)	0.75%	0.73%	0.69%
Ratio of net investment income (loss) to average net assets (a)	2.28%	2.53%	2.90%
Portfolio turnover rate	189%	204%	186%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Lord, Abbett & Co. LLC

➢	Morgan Stanley Investment Management Inc.

➢	NorthPointe Capital, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares**	47.79%	19.16%	6.77%
Portfolio – Class B Shares*	47.77	19.02	6.67
Portfolio – Class K Shares***	48.15	N/A	24.69
Russell 2000® Growth Index	43.30	22.58	9.41
Volatility Managed Index – Small Cap Growth 2000	40.78	17.40	10.30

*      Date of inception 12/1/98.

**   Date of inception 1/22/08. Returns for Class A shares prior to this period are derived from the historical performance of Class B shares which reflect the effect of 12b-1 fees applicable to Class B shares. Class A shares were not subject to 12b-1 fees prior to January 1, 2012.

***Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 47.79% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 2000® Growth Index, returned 43.30%, and the Volatility Managed Index — Small Cap Growth 2000 returned 40.78%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Stock selection in the Consumer Discretionary sector aided performance. Within the sector, the top contributor was a holding in Fiesta Restaurant Group, Inc.

•	Stock selection was also notably additive in the Information Technology, Health Care and Materials sectors.

•	Individual holdings adding to relative outperformance included Aceto Corp., Web.com Group, Inc., Repligen Corporation, Ocado Group plc and Callidus Software, Inc.

What hurt performance during the year:

•	Underperformance by Magnum Hunter Resources Corp. negatively impacted the stock selection in the Energy sector.

•	Negative stock selection held back the contribution in the Industrials sector, led by an overweight relative to the benchmark in Ply Gem Holdings, Inc.

•

Individual holdings detracting from relative performance included Everyware Global, Inc., Spansion, Inc., Diversified Restaurant Holdings, Inc. and Mindspeed Technologies. Underweighting Isis Pharmaceuticals, Inc. was also detrimental.

•	At a sector-level, the only significant detractor was Health Care, where an underweight was disadvantageous.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	20.9%
Consumer Discretionary	18.3
Health Care	15.7
Industrials	11.9
Financials	4.8
Energy	3.4
Materials	3.1
Consumer Staples	2.7
Telecommunication Services	0.3
Utilities	0.0 #
Cash and Other	18.9

100.0%

# Less than 0.05%

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,230.85	$7.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
Class B
Actual	1,000.00	1,229.92	7.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
Class K
Actual	1,000.00	1,231.91	5.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.30%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.3%)
Auto Components (2.4%)
American Axle & Manufacturing Holdings, Inc.*	7,006	$143,273
Cooper Tire & Rubber Co.	1,148	27,598
Dana Holding Corp.	1,875	36,788
Dorman Products, Inc.*	3,762	210,935
Drew Industries, Inc.	3,437	175,974
Fox Factory Holding Corp.*	43,896	773,448
Gentherm, Inc.*	179,615	4,815,477
Standard Motor Products, Inc.	2,096	77,133
Stoneridge, Inc.*	3,656	46,614
Tenneco, Inc.*	67,429	3,814,459
Tower International, Inc.*	971	20,779

		10,142,478

Automobiles (0.0%)
Winnebago Industries, Inc.*	4,199	115,263

Distributors (0.1%)
Core-Mark Holding Co., Inc.	242	18,375
Pool Corp.	6,976	405,584
Stock Building Supply Holdings, Inc.* .	777	14,157
Weyco Group, Inc.	97	2,855

		440,971

Diversified Consumer Services (1.0%)
American Public Education, Inc.*	18,452	802,108
Ascent Capital Group, Inc., Class A*	281	24,042
Bright Horizons Family Solutions, Inc.*	1,812	66,573
Capella Education Co.	12,100	803,924
Carriage Services, Inc.	2,383	46,540
Education Management Corp.*	3,636	36,687
Grand Canyon Education, Inc.*	6,812	297,003
Hillenbrand, Inc.	8,214	241,656
Houghton Mifflin Harcourt Co.*	2,161	36,651
ITT Educational Services, Inc.*	3,483	116,959
JTH Holding, Inc., Class A*	598	14,531
K12, Inc.*	4,049	88,066
LifeLock, Inc.*	52,810	866,613
Lincoln Educational Services Corp.	1,082	5,388
Mac-Gray Corp.	278	5,902
Matthews International Corp., Class A	1,814	77,295
Outerwall, Inc.*	4,211	283,274
Sotheby’s, Inc.	10,253	545,460
Steiner Leisure Ltd.*	679	33,400
Strayer Education, Inc.*	1,656	57,082

		4,449,154

Hotels, Restaurants & Leisure (6.0%)
AFC Enterprises, Inc.*	3,604	138,754
Bally Technologies, Inc.*	34,254	2,687,226
BJ’s Restaurants, Inc.*	51,137	1,588,315
Bloomin’ Brands, Inc.*	8,348	200,435
Bob Evans Farms, Inc.	479	24,233
Boyd Gaming Corp.*	10,504	118,275

Bravo Brio Restaurant Group, Inc.*	2,797	$45,507
Buffalo Wild Wings, Inc.*	2,820	415,104
Caesars Entertainment Corp.*	5,388	116,058
CEC Entertainment, Inc.	2,668	118,139
Cheesecake Factory, Inc.	8,003	386,305
Churchill Downs, Inc.	2,062	184,858
Chuy’s Holdings, Inc.*	15,137	545,235
ClubCorp Holdings, Inc.	1,476	26,184
Cracker Barrel Old Country Store, Inc.	2,952	324,927
Del Frisco’s Restaurant Group, Inc.*	703	16,570
Denny’s Corp.*	10,581	76,077
Diamond Resorts International, Inc.*	1,348	24,884
DineEquity, Inc.	1,301	108,699
Diversified Restaurant Holdings, Inc.*	380,709	1,815,982
Einstein Noah Restaurant Group, Inc.	843	12,224
Fiesta Restaurant Group, Inc.*	162,948	8,512,403
Ignite Restaurant Group, Inc.*	1,093	13,663
Interval Leisure Group, Inc.	5,932	183,299
Jack in the Box, Inc.*	5,320	266,106
Jamba, Inc.*	2,512	31,224
Krispy Kreme Doughnuts, Inc.*	72,027	1,389,401
Life Time Fitness, Inc.*	3,427	161,069
Monarch Casino & Resort, Inc.*	690	13,855
Morgans Hotel Group Co.*	1,744	14,179
Multimedia Games Holding Co., Inc.*	4,362	136,792
Nathan’s Famous, Inc.*	434	21,878
Noodles & Co.*	695	24,964
Papa John’s International, Inc.	4,778	216,921
Pinnacle Entertainment, Inc.*	8,108	210,727
Potbelly Corp.	76,890	1,866,889
Red Robin Gourmet Burgers, Inc.*	7,433	546,623
Ruth’s Hospitality Group, Inc.	5,331	75,754
Scientific Games Corp., Class A*	5,432	91,964
Sonic Corp.*	26,505	535,136
Texas Roadhouse, Inc.	9,354	260,041
Vail Resorts, Inc.	30,012	2,257,803

		25,804,682

Household Durables (1.3%)
Beazer Homes USA, Inc.*	2,158	52,698
Blyth, Inc.	1,476	16,059
Cavco Industries, Inc.*	928	63,754
Ethan Allen Interiors, Inc.	3,184	96,857
EveryWare Global, Inc.*	236,299	1,956,555
Hovnanian Enterprises, Inc., Class A*	12,214	80,857
iRobot Corp.*	41,507	1,443,198
KB Home	12,624	230,767
La-Z-Boy, Inc.	2,012	62,372
LGI Homes, Inc.*	759	13,503
Libbey, Inc.*	3,194	67,074
M.D.C. Holdings, Inc.*	1,197	38,591
M/I Homes, Inc.*	1,038	26,417

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Meritage Homes Corp.*	4,478	$214,899
Ryland Group, Inc.	6,907	299,833
SodaStream International Ltd.*	16,214	804,863
TRI Pointe Homes, Inc.*	198	3,946
UCP, Inc., Class A*	336	4,919
Universal Electronics, Inc.*	215	8,194
WCI Communities, Inc.*	582	11,110
William Lyon Homes, Class A*	2,097	46,428

		5,542,894

Internet & Catalog Retail (2.0%)
1-800-FLOWERS.COM, Inc., Class A*	2,996	16,208
Blue Nile, Inc.*	63,925	3,010,227
Groupon, Inc.*	167,661	1,973,370
HSN, Inc.	5,076	316,235
MakeMyTrip Ltd.*	38,793	747,153
Nutrisystem, Inc.	4,261	70,051
Ocado Group plc*	243,492	1,780,578
Orbitz Worldwide, Inc.*	3,772	27,083
Overstock.com, Inc.*	1,721	52,990
Peixe Urbano, Inc. (ADR)*†(b)	10,195	10,486
PetMed Express, Inc.	3,098	51,520
Qunar Cayman Islands Ltd. (ADR)*	15,214	403,627
RetailMeNot, Inc.*	1,030	29,654
Shutterfly, Inc.*	5,712	290,912
ValueVision Media, Inc., Class A*	5,222	36,502
Vitacost.com, Inc.*	3,340	19,339

		8,835,935

Leisure Equipment & Products (0.3%)
Arctic Cat, Inc.	6,662	379,601
Brunswick Corp.	12,847	591,733
Marine Products Corp.	1,528	15,356
Nautilus, Inc.*	4,728	39,857
Smith & Wesson Holding Corp.*	8,368	112,884
Sturm Ruger & Co., Inc.	2,885	210,865

		1,350,296

Media (1.3%)
Aimia, Inc.	113,710	2,088,474
Carmike Cinemas, Inc.*	1,024	28,508
Crown Media Holdings, Inc., Class A*	954	3,368
Cumulus Media, Inc., Class A*	10,070	77,841
Entravision Communications Corp., Class A	99,481	605,839
Global Sources Ltd.*	483	3,927
Gray Television, Inc.*	531	7,901
Hemisphere Media Group, Inc.*	1,299	15,419
Loral Space & Communications, Inc.*	1,958	158,559
McClatchy Co., Class A*	7,363	25,034
MDC Partners, Inc., Class A	1,908	48,673
National CineMedia, Inc.	2,755	54,990
Nexstar Broadcasting Group, Inc., Class A	15,233	848,935
ReachLocal, Inc.*	1,653	21,010
Rentrak Corp.*	28,010	1,061,299
Saga Communications, Inc., Class A	204	10,261

SFX Entertainment, Inc.*	1,426	$17,112
Sinclair Broadcast Group, Inc., Class A	10,278	367,233
World Wrestling Entertainment, Inc., Class A	536	8,887

		5,453,270

Multiline Retail (0.0%)
Bon-Ton Stores, Inc.	1,930	31,420
Burlington Stores, Inc.*	1,275	40,800
Gordmans Stores, Inc.	364	2,792

		75,012

Specialty Retail (3.2%)
Aeropostale, Inc.*	11,699	106,344
America’s Car-Mart, Inc.*	946	39,950
ANN, Inc.*	7,056	257,967
Asbury Automotive Group, Inc.*	4,106	220,656
Barnes & Noble, Inc.*	396	5,920
Big 5 Sporting Goods Corp.	2,561	50,759
Brown Shoe Co., Inc.	3,998	112,504
Buckle, Inc.	4,167	219,018
Cato Corp., Class A	862	27,412
Children’s Place Retail Stores, Inc.*	1,158	65,971
Christopher & Banks Corp.*	293,636	2,507,651
Citi Trends, Inc.*	25,874	439,858
Conn’s, Inc.*	3,353	264,183
Container Store Group, Inc.*	1,195	55,699
Destination Maternity Corp.	1,841	55,009
Express, Inc.*	12,752	238,080
Finish Line, Inc., Class A	2,481	69,890
Five Below, Inc.*	39,361	1,700,395
Francesca’s Holdings Corp.*	6,592	121,359
Genesco, Inc.*	2,584	188,787
Haverty Furniture Cos., Inc.	702	21,973
Hibbett Sports, Inc.*	3,883	260,976
Jos. A. Bank Clothiers, Inc.*	636	34,808
Kirkland’s, Inc.*	157,786	3,734,796
Lithia Motors, Inc., Class A	3,324	230,752
Lumber Liquidators Holdings, Inc.*	4,125	424,421
MarineMax, Inc.*	35,534	571,387
Mattress Firm Holding Corp.*	1,992	85,736
Monro Muffler Brake, Inc.	4,677	263,596
New York & Co., Inc.*	2,765	12,083
Office Depot, Inc.*	9,405	49,752
Pacific Sunwear of California, Inc.*	6,189	20,671
Penske Automotive Group, Inc.	1,401	66,071
Pier 1 Imports, Inc.	14,212	328,013
Restoration Hardware Holdings, Inc.*	2,661	179,085
Sears Hometown and Outlet Stores, Inc.*	852	21,726
Select Comfort Corp.*	7,905	166,716
Sonic Automotive, Inc., Class A	1,519	37,185
Stein Mart, Inc.	2,229	29,980
Tile Shop Holdings, Inc.*	2,817	50,903
Tilly’s, Inc., Class A*	1,361	15,583
Vitamin Shoppe, Inc.*	4,578	238,102

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Wet Seal, Inc., Class A*	13,571	$37,049
Winmark Corp.	331	30,657
Zumiez, Inc.*	3,133	81,458

		13,740,891

Textiles, Apparel & Luxury Goods (0.7%)
Crocs, Inc.*	11,409	181,631
Culp, Inc.	1,070	21,882
G-III Apparel Group Ltd.*	9,998	737,752
Iconix Brand Group, Inc.*	3,607	143,198
Movado Group, Inc.	139	6,117
Oxford Industries, Inc.	2,021	163,034
Quiksilver, Inc.*	14,502	127,183
R.G. Barry Corp.	150	2,895
Steven Madden Ltd.*	9,048	331,066
Tumi Holdings, Inc.*	7,190	162,135
Vera Bradley, Inc.*	3,239	77,866
Vince Holding Corp.*	16,544	507,404
Wolverine World Wide, Inc.	15,080	512,117

		2,974,280

Total Consumer Discretionary		78,925,126

Consumer Staples (2.7%)
Beverages (0.5%)
Boston Beer Co., Inc., Class A*	4,759	1,150,678
Coca-Cola Bottling Co. Consolidated	714	52,258
Craft Brew Alliance, Inc.*	26,640	437,429
Crimson Wine Group Ltd.*	37,832	334,435
National Beverage Corp.*	1,678	33,828

		2,008,628

Food & Staples Retailing (0.9%)
Arden Group, Inc., Class A	173	21,886
Casey’s General Stores, Inc.	5,764	404,921
Chefs’ Warehouse, Inc.*	25,676	748,712
Fairway Group Holdings Corp.*	43,190	782,602
Harris Teeter Supermarkets, Inc.	819	40,418
Natural Grocers by Vitamin Cottage, Inc.*	15,869	673,639
Pantry, Inc.*	269	4,514
PriceSmart, Inc.	2,835	327,556
Rite Aid Corp.*	66,488	336,429
SUPERVALU, Inc.*	22,823	166,380
Susser Holdings Corp.*	2,710	177,478
United Natural Foods, Inc.*	7,401	557,961
Village Super Market, Inc., Class A	610	18,916

		4,261,412

Food Products (1.0%)
Alico, Inc.	376	14,615
Annie’s, Inc.*	27,198	1,170,603
B&G Foods, Inc.	7,936	269,110
Boulder Brands, Inc.*	35,580	564,299
Calavo Growers, Inc.	1,878	56,828
Cal-Maine Foods, Inc.	1,894	114,076
Darling International, Inc.*	6,365	132,901
Farmer Bros Co.*	869	20,213
Hain Celestial Group, Inc.*	5,768	523,619
Inventure Foods, Inc.*	2,140	28,376

J&J Snack Foods Corp.	2,226	$197,201
Lancaster Colony Corp.	2,769	244,087
Lifeway Foods, Inc.	723	11,554
Limoneira Co.	1,548	41,161
Omega Protein Corp.*	251	3,085
Pilgrim’s Pride Corp.*	9,073	147,436
Sanderson Farms, Inc.	3,440	248,815
Seaboard Corp.*	3	8,385
Snyders-Lance, Inc.	1,032	29,639
Tootsie Roll Industries, Inc.	2,744	89,290
TreeHouse Foods, Inc.*	3,544	244,252

		4,159,545

Household Products (0.1%)
Central Garden & Pet Co., Class A*	935	6,311
Oil-Dri Corp. of America	154	5,827
Orchids Paper Products Co.	787	25,845
Spectrum Brands Holdings, Inc.	3,215	226,819
WD-40 Co.	2,329	173,930

		438,732

Personal Products (0.2%)
Elizabeth Arden, Inc.*	3,252	115,283
Female Health Co.	3,304	28,084
Inter Parfums, Inc.	1,688	60,447
Lifevantage Corp.*	15,132	24,968
Medifast, Inc.*	2,107	55,056
Prestige Brands Holdings, Inc.*	7,661	274,264
Revlon, Inc., Class A*	557	13,903
Star Scientific, Inc.*	25,824	29,956
Synutra International, Inc.*	2,416	21,454
USANA Health Sciences, Inc.*	915	69,156

		692,571

Tobacco (0.0%)
Vector Group Ltd.	7,064	115,638

Total Consumer Staples		11,676,526

Energy (3.4%)
Energy Equipment & Services (1.3%)
CARBO Ceramics, Inc.	1,283	149,508
Forum Energy Technologies, Inc.*	2,919	82,491
Geospace Technologies Corp.*	1,949	184,824
Global Geophysical Services, Inc.*	390	628
Hornbeck Offshore Services, Inc.*	292	14,375
ION Geophysical Corp.*	4,522	14,923
Matrix Service Co.*	146,613	3,587,621
Newpark Resources, Inc.*	10,391	127,705
Nuverra Environmental Solutions, Inc.*	156	2,619
PHI, Inc. (Non-Voting)*	98	4,253
RigNet, Inc.*	25,813	1,237,217
SEACOR Holdings, Inc.*	252	22,982
TGC Industries, Inc.*	2,148	15,680

		5,444,826

Oil, Gas & Consumable Fuels (2.1%)
Abraxas Petroleum Corp.*	985,112	3,231,166
Adams Resources & Energy, Inc.	35	2,398

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Amyris, Inc.*	3,916	$20,716
Apco Oil and Gas International, Inc.*	269	4,194
Approach Resources, Inc.*	2,866	55,285
Athlon Energy, Inc.*	1,035	31,309
Bill Barrett Corp.*	2,147	57,497
Bonanza Creek Energy, Inc.*	4,400	191,268
Carrizo Oil & Gas, Inc.*	5,836	261,278
Clean Energy Fuels Corp.*	10,249	132,007
Contango Oil & Gas Co.*	382	18,053
Crosstex Energy, Inc.	6,547	236,740
Delek U.S. Holdings, Inc.	3,636	125,115
Diamondback Energy, Inc.*	2,937	155,250
EPL Oil & Gas, Inc.*	1,480	42,180
Evolution Petroleum Corp.	2,599	32,072
EXCO Resources, Inc.	10,653	56,567
Forest Oil Corp.*	2,358	8,512
FX Energy, Inc.*	8,191	29,979
GasLog Ltd.	54,528	931,884
Gastar Exploration, Inc.*	8,481	58,689
Goodrich Petroleum Corp.*	4,778	81,322
Gulfport Energy Corp.*	11,746	741,760
Isramco, Inc.*	148	18,803
Jones Energy, Inc., Class A*	659	9,542
KiOR, Inc., Class A*	6,640	11,155
Kodiak Oil & Gas Corp.*	39,787	446,012
Magnum Hunter Resources Corp.*	8,059	58,911
Panhandle Oil and Gas, Inc., Class A	1,012	33,811
PetroQuest Energy, Inc.*	8,071	34,867
Quicksilver Resources, Inc.*	3,202	9,830
Renewable Energy Group, Inc.*	663	7,598
Rentech, Inc.*	26,424	46,242
REX American Resources Corp.*	66	2,951
Rex Energy Corp.*	6,745	132,944
Rosetta Resources, Inc.*	9,150	439,566
Sanchez Energy Corp.*	399	9,779
SemGroup Corp., Class A	5,908	385,379
Solazyme, Inc.*	7,306	79,562
Synergy Resources Corp.*	7,544	69,857
Targa Resources Corp.	4,931	434,766
Triangle Petroleum Corp.*	1,924	16,008
Uranium Energy Corp.*	13,064	26,128
Ur-Energy, Inc.*	3,669	5,063
VAALCO Energy, Inc.*	4,518	31,129
Western Refining, Inc.	4,590	194,662
ZaZa Energy Corp.*	1,879	1,796

		9,011,602

Total Energy		14,456,428

Financials (4.8%)
Capital Markets (1.6%)
BGC Partners, Inc., Class A	18,984	115,043
Cohen & Steers, Inc.	2,823	113,089
Diamond Hill Investment Group, Inc.	427	50,531
Evercore Partners, Inc., Class A	4,766	284,911
Financial Engines, Inc.	22,146	1,538,704
FXCM, Inc., Class A	5,560	99,190
GAMCO Investors, Inc., Class A	899	78,186

Greenhill & Co., Inc.	38,588	$2,235,788
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,226	31,075
HFF, Inc., Class A*	33,296	893,998
ICG Group, Inc.*	445	8,290
INTL FCStone, Inc.*	646	11,977
KCG Holdings, Inc., Class A*	4,727	56,535
Ladenburg Thalmann Financial Services, Inc.*	15,214	47,620
Main Street Capital Corp.	437	14,286
Pzena Investment Management, Inc., Class A	1,674	19,686
Silvercrest Asset Management Group, Inc., Class A	33,132	564,901
Virtus Investment Partners, Inc.*	1,012	202,451
Westwood Holdings Group, Inc.	1,048	64,882
WisdomTree Investments, Inc.*	15,065	266,801

		6,697,944

Commercial Banks (0.4%)
Bank of the Ozarks, Inc.	3,326	188,218
First Financial Bankshares, Inc.	3,214	213,152
Home BancShares, Inc./Arkansas	1,796	67,081
Investors Bancorp, Inc.	842	21,538
Penns Woods Bancorp, Inc.	59	3,009
Pinnacle Financial Partners, Inc.	17,533	570,348
ViewPoint Financial Group, Inc.	21,202	581,996

		1,645,342

Consumer Finance (0.3%)
Consumer Portfolio Services, Inc.*	1,768	16,602
Credit Acceptance Corp.*	1,091	141,819
Encore Capital Group, Inc.*	5,904	296,735
First Cash Financial Services, Inc.*	4,410	272,714
Portfolio Recovery Associates, Inc.*	7,628	403,064
Regional Management Corp.*	438	14,861
Springleaf Holdings, Inc.*	1,593	40,271
World Acceptance Corp.*	1,306	114,314

		1,300,380

Diversified Financial Services (0.7%)
Capitol Acquisition Corp. II*(b)	31,088	313,989
Eurazeo S.A.	27,010	2,117,243
MarketAxess Holdings, Inc.	5,655	378,150

		2,809,382

Insurance (0.9%)
Ambac Financial Group, Inc.*	1,420	34,875
American Equity Investment Life Holding Co.	738	19,468
Amtrust Financial Services, Inc.	3,729	121,901
Argo Group International Holdings Ltd.	1,376	63,970
Crawford & Co., Class B	1,409	13,019
Eastern Insurance Holdings, Inc.	150	3,674
eHealth, Inc.*	27,287	1,268,574
Employers Holdings, Inc.	3,239	102,514
Enstar Group Ltd.*	509	70,705

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Greenlight Capital Reinsurance Ltd. (NASDAQ Exchange), Class A*	27,194	$916,710
Greenlight Capital Reinsurance Ltd., Class A*	10,909	367,742
Hallmark Financial Services, Inc.*	232	2,061
HCI Group, Inc.	1,469	78,592
Health Insurance Innovations, Inc., Class A*	684	6,915
Hilltop Holdings, Inc.*	29,364	679,189
Infinity Property & Casualty Corp.	850	60,988
Maiden Holdings Ltd.	942	10,296
Meadowbrook Insurance Group, Inc.	381	2,652
National Interstate Corp.	260	5,980
Third Point Reinsurance Ltd.*	980	18,159
Tower Group International Ltd.	694	2,346
United Fire Group, Inc.	247	7,079
Universal Insurance Holdings, Inc.	215	3,113

		3,860,522

Real Estate Investment Trusts (REITs) (0.8%)
Acadia Realty Trust (REIT)	1,492	37,046
Alexander’s, Inc. (REIT)	317	104,610
American Realty Capital Properties, Inc. (REIT)	3,951	50,810
Aviv REIT, Inc. (REIT)	164	3,887
CoreSite Realty Corp. (REIT)	3,165	101,881
DuPont Fabros Technology, Inc. (REIT)	4,065	100,446
EastGroup Properties, Inc. (REIT)	4,273	247,535
Empire State Realty Trust, Inc. (REIT), Class A	2,288	35,006
GEO Group, Inc. (REIT)	4,699	151,402
Glimcher Realty Trust (REIT)	19,425	181,818
Healthcare Realty Trust, Inc. (REIT)	5,526	117,759
Highwoods Properties, Inc. (REIT)	4,158	150,395
Inland Real Estate Corp. (REIT)	11,137	117,161
Investors Real Estate Trust (REIT)	723	6,203
LTC Properties, Inc. (REIT)	4,507	159,503
National Health Investors, Inc. (REIT)	4,379	245,662
Physicians Realty Trust (REIT)	635	8,090
Potlatch Corp. (REIT)	6,098	254,531
PS Business Parks, Inc. (REIT)	2,916	222,841
Rexford Industrial Realty, Inc. (REIT)	820	10,824
Ryman Hospitality Properties, Inc. (REIT)	4,276	178,651
Sabra Health Care REIT, Inc. (REIT)	2,331	60,932
Saul Centers, Inc. (REIT)	1,229	58,660
Sovran Self Storage, Inc. (REIT)	4,287	279,384
Strategic Hotels & Resorts, Inc. (REIT)*	22,993	217,284

Sun Communities, Inc. (REIT)	5,376	$229,233
UMH Properties, Inc. (REIT)	475	4,475
Universal Health Realty Income Trust (REIT)	1,797	71,988
Urstadt Biddle Properties, Inc. (REIT), Class A	2,873	53,007
Washington Real Estate Investment Trust (REIT)	2,767	64,637
Winthrop Realty Trust (REIT)	469	5,182
ZAIS Financial Corp. (REIT)	731	11,718

		3,542,561

Real Estate Management & Development (0.0%)
Forestar Group, Inc.*	598	12,719
Kennedy-Wilson Holdings, Inc.	884	19,669
RE/MAX Holdings, Inc., Class A*	500	16,035
Tejon Ranch Co.*	1,893	69,587

		118,010

Thrifts & Mortgage Finance (0.1%)
BofI Holding, Inc.*	1,813	142,194
First Federal Bancshares of Arkansas, Inc.*	299	2,601
MGIC Investment Corp.*	26,678	225,163
Northfield Bancorp, Inc./New Jersey	1,944	25,661
Oritani Financial Corp.	2,209	35,454
Radian Group, Inc.	7,065	99,758
Tree.com, Inc.*	604	19,835

		550,666

Total Financials		20,524,807

Health Care (15.7%)
Biotechnology (4.8%)
ACADIA Pharmaceuticals, Inc.*	9,927	248,076
Acceleron Pharma, Inc.*	10,825	428,670
Achillion Pharmaceuticals, Inc.*	14,761	49,007
Acorda Therapeutics, Inc.*	6,107	178,324
Aegerion Pharmaceuticals, Inc.*	4,329	307,186
Agios Pharmaceuticals, Inc.*	19,223	460,391
Alnylam Pharmaceuticals, Inc.*	11,819	760,316
AMAG Pharmaceuticals, Inc.*	3,293	79,921
Amicus Therapeutics, Inc.*	4,972	11,684
Anacor Pharmaceuticals, Inc.*	3,865	64,855
Arena Pharmaceuticals, Inc.*	28,961	169,422
ArQule, Inc.*	8,658	18,615
Array BioPharma, Inc.*	18,603	93,201
Biotime, Inc.*	5,490	19,764
Bluebird Bio, Inc.*	841	17,644
Cell Therapeutics, Inc.*	19,414	37,275
Celldex Therapeutics, Inc.*	12,514	302,964
Cellular Dynamics International, Inc.*	449	7,413
Cepheid, Inc.*	10,049	469,489
Chelsea Therapeutics International Ltd.*	11,760	52,097
ChemoCentryx, Inc.*	3,723	21,556
Chimerix, Inc.*	1,281	19,356
Clovis Oncology, Inc.*	2,693	162,307
Conatus Pharmaceuticals, Inc.*	993	6,405

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Coronado Biosciences, Inc.*	4,158	$10,936
Curis, Inc.*	10,296	29,035
Cytokinetics, Inc.*	3,263	21,210
Cytori Therapeutics, Inc.*	7,922	20,360
Dendreon Corp.*	23,418	70,020
Durata Therapeutics, Inc.*	1,994	25,503
Dyax Corp.*	18,338	138,085
Dynavax Technologies Corp.*	34,653	67,920
Emergent Biosolutions, Inc.*	714	16,415
Enanta Pharmaceuticals, Inc.*	539	14,704
Epizyme, Inc.*	11,693	243,214
Esperion Therapeutics, Inc.*	656	9,013
Exact Sciences Corp.*	10,582	123,704
Exelixis, Inc.*	27,590	169,127
Fibrocell Science, Inc.*	3,154	12,805
Foundation Medicine, Inc.*	18,361	437,359
Galena Biopharma, Inc.*	15,426	76,513
Genomic Health, Inc.*	14,054	411,361
GTx, Inc.*	4,121	6,800
Halozyme Therapeutics, Inc.*	13,306	199,457
Harvard Apparatus Regenerative Technology, Inc.*	75	356
Hyperion Therapeutics, Inc.*	1,278	25,841
Idenix Pharmaceuticals, Inc.*	13,421	80,258
ImmunoGen, Inc.*	9,735	142,812
Immunomedics, Inc.*	10,649	48,985
Infinity Pharmaceuticals, Inc.*	7,127	98,424
Insmed, Inc.*	5,215	88,707
Insys Therapeutics, Inc.*	775	30,000
Intercept Pharmaceuticals, Inc.*	8,207	560,374
InterMune, Inc.*	31,229	460,003
Intrexon Corp.*	11,823	281,387
Ironwood Pharmaceuticals, Inc.*	54,035	627,346
Isis Pharmaceuticals, Inc.*	16,861	671,742
KaloBios Pharmaceuticals, Inc.*	1,692	7,479
Karyopharm Therapeutics, Inc.*	1,005	23,035
Keryx Biopharmaceuticals, Inc.*	97,865	1,267,352
KYTHERA Biopharmaceuticals, Inc.*	15,134	563,742
Lexicon Pharmaceuticals, Inc.*	32,228	58,010
Ligand Pharmaceuticals, Inc., Class B*	2,681	141,021
MacroGenics, Inc.*	739	20,271
MannKind Corp.*	22,291	116,136
MEI Pharma, Inc.*	1,796	14,386
Merrimack Pharmaceuticals, Inc.*	14,592	77,921
MiMedx Group, Inc.*	13,671	119,485
Momenta Pharmaceuticals, Inc.*	5,877	103,905
Nanosphere, Inc.*	8,732	19,996
Neurocrine Biosciences, Inc.*	9,977	93,185
NewLink Genetics Corp.*	2,516	55,377
Novavax, Inc.*	27,900	142,848
NPS Pharmaceuticals, Inc.*	9,663	293,369
OncoGenex Pharmaceutical, Inc.*	2,358	19,666
OncoMed Pharmaceuticals, Inc.*	628	18,539
Onconova Therapeutics, Inc.*	724	8,312
Ophthotech Corp.*	1,139	36,847
Opko Health, Inc.*	28,271	238,607
Orexigen Therapeutics, Inc.*	15,180	85,463
Organovo Holdings, Inc.*	16,870	186,751
Osiris Therapeutics, Inc.*	28,729	461,962

OvaScience, Inc.*	1,345	$12,293
PDL BioPharma, Inc.	21,030	177,493
Peregrine Pharmaceuticals, Inc.*	23,387	32,508
Portola Pharmaceuticals, Inc.*	1,689	43,492
Progenics Pharmaceuticals, Inc.*	7,358	39,218
PTC Therapeutics, Inc.*	1,296	21,993
Puma Biotechnology, Inc.*	3,327	344,444
Raptor Pharmaceutical Corp.*	62,207	809,935
Receptos, Inc.*	6,273	181,854
Regulus Therapeutics, Inc.*	1,659	12,260
Repligen Corp.*	294,324	4,014,578
Sangamo BioSciences, Inc.*	29,637	411,658
Sarepta Therapeutics, Inc.*	5,637	114,826
SIGA Technologies, Inc.*	5,690	18,606
Stemline Therapeutics, Inc.*	1,393	27,303
Sunesis Pharmaceuticals, Inc.*	4,858	23,027
Synageva BioPharma Corp.*	2,891	187,106
Synergy Pharmaceuticals, Inc.*	12,284	69,159
Synta Pharmaceuticals Corp.*	7,456	39,069
Tesaro, Inc.*	1,983	56,000
Tetraphase Pharmaceuticals, Inc.*	2,129	28,784
TG Therapeutics, Inc.*	2,503	9,762
Threshold Pharmaceuticals, Inc.*	7,408	34,595
Vanda Pharmaceuticals, Inc.*	4,957	61,516
Verastem, Inc.*	27,709	315,883
Vical, Inc.*	10,600	12,508
XOMA Corp.*	10,171	68,451
ZIOPHARM Oncology, Inc.*	12,032	52,219

		20,599,919

Health Care Equipment & Supplies (4.5%)
Abaxis, Inc.*	3,320	132,866
ABIOMED, Inc.*	5,817	155,547
Accuray, Inc.*	11,025	96,028
Align Technology, Inc.*	10,976	627,278
Analogic Corp.	821	72,708
Anika Therapeutics, Inc.*	1,024	39,076
Antares Pharma, Inc.*	17,001	76,164
ArthroCare Corp.*	3,476	139,874
AtriCure, Inc.*	3,188	59,552
Atrion Corp.	231	68,434
Biolase, Inc.*	4,451	12,597
Cantel Medical Corp.	4,952	167,922
Cardiovascular Systems, Inc.*	109,431	3,752,389
Cerus Corp.*	10,659	68,751
CryoLife, Inc.	377	4,181
Cyberonics, Inc.*	4,141	271,277
Cynosure, Inc., Class A*	1,015	27,080
DexCom, Inc.*	10,621	376,090
Endologix, Inc.*	49,845	869,297
Exactech, Inc.*	332	7,888
GenMark Diagnostics, Inc.*	5,320	70,809
Globus Medical, Inc., Class A*	8,207	165,617
Haemonetics Corp.*	7,688	323,895
HeartWare International, Inc.*	2,445	229,732
ICU Medical, Inc.*	1,760	112,130
Insulet Corp.*	8,027	297,802
Integra LifeSciences Holdings Corp.*	1,877	89,552
LDR Holding Corp.*	552	13,027
Masimo Corp.*	7,331	214,285

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Medical Action Industries, Inc.*	866	$7,413
Meridian Bioscience, Inc.	6,258	166,025
Natus Medical, Inc.*	2,641	59,423
Navidea Biopharmaceuticals, Inc.*	15,725	32,551
Neogen Corp.*	5,370	245,409
Novadaq Technologies, Inc.*	41,798	689,249
NuVasive, Inc.*	1,456	47,072
NxStage Medical, Inc.*	8,874	88,740
Oxford Immunotec Global plc*	697	13,508
PhotoMedex, Inc.*	704	9,117
Quidel Corp.*	4,216	130,232
Rockwell Medical, Inc.*	1,047	10,931
Spectranetics Corp.*	6,073	151,825
STAAR Surgical Co.*	264,642	4,284,553
STERIS Corp.	8,860	425,723
SurModics, Inc.*	2,076	50,634
Tandem Diabetes Care, Inc.*	20,571	530,115
TearLab Corp.*	162,964	1,522,084
Thoratec Corp.*	8,609	315,089
Unilife Corp.*	14,476	63,694
Utah Medical Products, Inc.	484	27,665
Vascular Solutions, Inc.*	2,500	57,875
Volcano Corp.*	8,199	179,148
West Pharmaceutical Services, Inc.	10,386	509,537
Zeltiq Aesthetics, Inc.*	55,755	1,054,327

		19,213,787

Health Care Providers & Services (2.2%)
Acadia Healthcare Co., Inc.*	87,100	4,122,442
Accretive Health, Inc.*	8,760	80,242
Addus HomeCare Corp.*	120	2,694
Air Methods Corp.*	5,831	340,122
Alliance HealthCare Services, Inc.*	293	7,249
AMN Healthcare Services, Inc.*	6,847	100,651
Amsurg Corp.*	1,379	63,324
Bio-Reference Labs, Inc.*	3,658	93,425
BioScrip, Inc.*	2,152	15,925
Capital Senior Living Corp.*	4,272	102,485
Centene Corp.*	8,167	481,445
Chemed Corp.	2,652	203,196
Chindex International, Inc.*	378	6,589
Corvel Corp.*	1,704	79,577
Emeritus Corp.*	6,050	130,862
Ensign Group, Inc.	2,755	121,964
ExamWorks Group, Inc.*	24,883	743,255
Gentiva Health Services, Inc.*	4,758	59,047
Hanger, Inc.*	2,277	89,577
HealthSouth Corp.	11,008	366,787
Healthways, Inc.*	3,416	52,436
IPC The Hospitalist Co., Inc.*	14,928	886,573
Landauer, Inc.	1,417	74,548
Molina Healthcare, Inc.*	4,232	147,062
MWI Veterinary Supply, Inc.*	1,922	327,874
National Research Corp., Class A*	418	7,867
National Research Corp., Class B	206	7,150
Owens & Minor, Inc.	1,964	71,804
Providence Service Corp.*	1,620	41,666

Skilled Healthcare Group, Inc., Class A*	2,932	$14,103
Surgical Care Affiliates, Inc.*	822	28,638
Team Health Holdings, Inc.*	10,318	469,985
Triple-S Management Corp., Class B*	181	3,519
U.S. Physical Therapy, Inc.	1,780	62,763

		9,406,846

Health Care Technology (2.5%)
athenahealth, Inc.*	30,926	4,159,546
Computer Programs & Systems, Inc.	1,659	102,543
HealthStream, Inc.*	15,518	508,525
HMS Holdings Corp.*	82,663	1,878,930
MedAssets, Inc.*	9,196	182,357
Medidata Solutions, Inc.*	53,488	3,239,768
Merge Healthcare, Inc.*	9,983	23,161
Omnicell, Inc.*	2,971	75,850
Quality Systems, Inc.	5,989	126,128
Veeva Systems, Inc., Class A*	16,527	530,517
Vocera Communications, Inc.*	2,709	42,287

		10,869,612

Life Sciences Tools & Services (0.7%)
Accelerate Diagnostics, Inc.*	1,721	20,996
Cambrex Corp.*	2,242	39,975
Fluidigm Corp.*	41,408	1,586,754
Furiex Pharmaceuticals, Inc.*	1,028	43,186
Harvard Bioscience, Inc.*	302	1,419
Luminex Corp.*	5,594	108,524
NeoGenomics, Inc.*	4,910	17,774
PAREXEL International Corp.*	8,528	385,295
Sequenom, Inc.*	17,614	41,217
Techne Corp.	9,574	906,371

		3,151,511

Pharmaceuticals (1.0%)
AcelRx Pharmaceuticals, Inc.*	3,481	39,370
Aerie Pharmaceuticals, Inc.*	920	16,523
Akorn, Inc.*	8,769	215,980
Alimera Sciences, Inc.*	2,567	12,091
Ampio Pharmaceuticals, Inc.*	4,852	34,595
Aratana Therapeutics, Inc.*	851	16,254
Auxilium Pharmaceuticals, Inc.*	7,407	153,621
AVANIR Pharmaceuticals, Inc., Class A*	22,206	74,612
BioDelivery Sciences International, Inc.*	4,682	27,577
Cadence Pharmaceuticals, Inc.*	101,342	917,144
Cempra, Inc.*	2,968	36,774
Corcept Therapeutics, Inc.*	7,904	25,451
Depomed, Inc.*	8,432	89,211
Endocyte, Inc.*	4,689	50,125
Hi-Tech Pharmacal Co., Inc.*	592	25,687
Horizon Pharma, Inc.*	4,050	30,861
Lannett Co., Inc.*	2,815	93,177
Medicines Co.*	9,502	366,967
Nektar Therapeutics*	12,050	136,768
Omeros Corp.*	4,446	50,195
Omthera Pharmaceuticals, Inc.*†(b)	899	539

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Pacira Pharmaceuticals, Inc.*	4,138	$237,894
Questcor Pharmaceuticals, Inc.	7,776	423,403
Repros Therapeutics, Inc.*	3,484	63,757
Sagent Pharmaceuticals, Inc.*	2,870	72,841
Santarus, Inc.*	8,308	265,524
Sciclone Pharmaceuticals, Inc.*	6,130	30,895
Sucampo Pharmaceuticals, Inc., Class A*	2,227	20,934
Supernus Pharmaceuticals, Inc.*	2,627	19,808
TherapeuticsMD, Inc.*	13,139	68,454
ViroPharma, Inc.*	9,871	492,069
Vivus, Inc.*	15,111	137,208
XenoPort, Inc.*	1,075	6,181
Zogenix, Inc.*	14,670	50,465

		4,302,955

Total Health Care		67,544,630

Industrials (11.9%)
Aerospace & Defense (1.2%)
American Science & Engineering, Inc.	183	13,160
Astronics Corp.*	65,594	3,345,293
Cubic Corp.	213	11,217
Erickson Air-Crane, Inc.*	401	8,337
GenCorp, Inc.*	7,120	128,302
HEICO Corp.	9,967	577,588
Innovative Solutions & Support, Inc.*	1,838	13,399
KEYW Holding Corp.*	1,868	25,106
LMI Aerospace, Inc.*	183	2,697
Moog, Inc., Class A*	640	43,482
National Presto Industries, Inc.*	53	4,267
Taser International, Inc.*	45,175	717,378
Teledyne Technologies, Inc.*	1,750	160,755

		5,050,981

Air Freight & Logistics (0.5%)
Echo Global Logistics, Inc.*	2,705	58,103
Forward Air Corp.	4,545	199,571
Hub Group, Inc., Class A*	5,570	222,132
Park-Ohio Holdings Corp.*	1,294	67,806
UTi Worldwide, Inc.	9,723	170,736
XPO Logistics, Inc.*	49,645	1,305,166

		2,023,514

Airlines (0.2%)
Allegiant Travel Co.	2,247	236,924
Republic Airways Holdings, Inc.*	3,926	41,969
SkyWest, Inc.	390	5,784
Spirit Airlines, Inc.*	9,044	410,687

		695,364

Building Products (0.5%)
AAON, Inc.	4,210	134,510
American Woodmark Corp.*	1,513	59,809
Apogee Enterprises, Inc.	3,039	109,130
Builders FirstSource, Inc.*	6,928	49,466
Insteel Industries, Inc.	2,541	57,757
NCI Building Systems, Inc.*	2,652	46,516
Nortek, Inc.*	1,374	102,500
Patrick Industries, Inc.*	1,013	29,306

PGT, Inc.*	5,067	$51,278
Ply Gem Holdings, Inc.*	2,153	38,819
Simpson Manufacturing Co., Inc.	510	18,732
Trex Co., Inc.*	15,273	1,214,662
USG Corp.*	11,496	326,256

		2,238,741

Commercial Services & Supplies (1.5%)
Acorn Energy, Inc.	3,395	13,818
Brink’s Co.	5,109	174,421
Casella Waste Systems, Inc., Class A*	5,296	30,717
CECO Environmental Corp.	1,301	21,037
Cenveo, Inc.*	4,075	14,018
Costa, Inc.*	1,360	29,553
Deluxe Corp.	4,937	257,662
EnerNOC, Inc.*	1,376	23,681
G&K Services, Inc., Class A	494	30,742
Healthcare Services Group, Inc.	10,243	290,594
Heritage-Crystal Clean, Inc.*	1,257	25,756
Herman Miller, Inc.	8,833	260,750
HNI Corp.	6,473	251,347
InnerWorkings, Inc.*	6,763	52,684
Interface, Inc.	8,931	196,125
Knoll, Inc.	4,857	88,932
McGrath RentCorp	1,811	72,078
Mine Safety Appliances Co.	4,225	216,362
Mobile Mini, Inc.*	574	23,637
Multi-Color Corp.	82,826	3,125,853
Performant Financial Corp.*	3,392	34,938
SP Plus Corp.*	1,560	40,622
Steelcase, Inc., Class A	1,368	21,696
Team, Inc.*	3,094	131,000
Tetra Tech, Inc.*	779	21,796
U.S. Ecology, Inc.	18,534	689,279
UniFirst Corp.	1,209	129,363
West Corp.	2,134	54,865

		6,323,326

Construction & Engineering (0.6%)
Aegion Corp.*	716	15,673
Comfort Systems USA, Inc.	1,498	29,046
Dycom Industries, Inc.*	1,805	50,161
Furmanite Corp.*	3,464	36,788
Great Lakes Dredge & Dock Corp.*	792	7,286
Louis XIII Holdings Ltd.	766,247	771,751
MasTec, Inc.*	8,901	291,241
MYR Group, Inc.*	21,451	537,991
Orion Marine Group, Inc.*	49,292	592,983
Pike Corp.*	2,132	22,535
Primoris Services Corp.	5,284	164,491
Sterling Construction Co., Inc.*	274	3,214

		2,523,160

Electrical Equipment (0.9%)
Acuity Brands, Inc.	6,428	702,709
AZZ, Inc.	3,835	187,378
Capstone Turbine Corp.*	46,816	60,393
Coleman Cable, Inc.	1,335	35,004
Encore Wire Corp.	377	20,433
EnerSys, Inc.	2,358	165,272

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Enphase Energy, Inc.*	2,435	$15,438
Franklin Electric Co., Inc.	6,746	301,141
FuelCell Energy, Inc.*	24,214	34,142
Generac Holdings, Inc.	7,746	438,733
General Cable Corp.	561	16,499
Polypore International, Inc.*	6,995	272,106
Power Solutions International, Inc.*	13,640	1,024,364
PowerSecure International, Inc.*	3,196	54,875
Preformed Line Products Co.	34	2,487
Revolution Lighting Technologies, Inc.*	4,265	14,608
Thermon Group Holdings, Inc.*	23,550	643,622

		3,989,204

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	5,461	224,666

Machinery (1.5%)
Accuride Corp.*	5,702	21,268
Albany International Corp., Class A	642	23,067
Altra Industrial Motion Corp.	4,035	138,078
Blount International, Inc.*	7,370	106,644
Chart Industries, Inc.*	4,549	435,066
CIRCOR International, Inc.	160	12,925
CLARCOR, Inc.	7,444	479,022
Columbus McKinnon Corp.*	418	11,345
Commercial Vehicle Group, Inc.*	2,631	19,127
Douglas Dynamics, Inc.	3,066	51,570
Dynamic Materials Corp.	14,541	316,121
Energy Recovery, Inc.*	80,540	447,802
EnPro Industries, Inc.*	1,535	88,493
ESCO Technologies, Inc.	1,155	39,570
ExOne Co.*	858	51,875
Federal Signal Corp.*	9,316	136,479
Flow International Corp.*	1,114	4,501
Global Brass & Copper Holdings, Inc.	262	4,336
Gorman-Rupp Co.	2,000	66,860
Graham Corp.	1,481	53,745
Hyster-Yale Materials Handling, Inc.	1,567	145,982
John Bean Technologies Corp.	4,353	127,673
Lindsay Corp.	1,934	160,039
Manitex International, Inc.*	2,054	32,618
Middleby Corp.*	2,822	677,196
Mueller Industries, Inc.	4,208	265,146
Mueller Water Products, Inc., Class A	23,694	222,013
Omega Flex, Inc.	477	9,759
Proto Labs, Inc.*	2,570	182,933
RBC Bearings, Inc.*	10,086	713,586
Rexnord Corp.*	4,607	124,435
Standex International Corp.	384	24,146
Sun Hydraulics Corp.	3,215	131,268
Tennant Co.	2,777	188,308
Titan International, Inc.	6,081	109,336
Trimas Corp.*	6,733	268,579
Wabash National Corp.*	883	10,905
Watts Water Technologies, Inc., Class A	315	19,489

Woodward, Inc.	10,315	$470,467
Xerium Technologies, Inc.*	1,657	27,324

		6,419,096

Marine (0.0%)
Matson, Inc.	6,398	167,052

Professional Services (3.2%)
Acacia Research Corp.	2,174	31,610
Advisory Board Co.*	68,852	4,383,807
Barrett Business Services, Inc.	1,058	98,119
Corporate Executive Board Co.	57,103	4,421,484
Exponent, Inc.	1,979	153,254
Franklin Covey Co.*	999	19,860
GP Strategies Corp.*	115,338	3,435,919
Huron Consulting Group, Inc.*	479	30,043
Insperity, Inc.	3,329	120,277
Kforce, Inc.	3,673	75,150
Mistras Group, Inc.*	2,441	50,968
Odyssey Marine Exploration, Inc.*	11,297	22,820
On Assignment, Inc.*	6,866	239,761
Pendrell Corp.*	3,611	7,258
RPX Corp.*	703	11,881
TrueBlue, Inc.*	6,104	157,361
WageWorks, Inc.*	19,531	1,160,923

		14,420,495

Road & Rail (0.2%)
Celadon Group, Inc.	243	4,734
Heartland Express, Inc.	5,235	102,711
Knight Transportation, Inc.	8,859	162,474
Quality Distribution, Inc.*	1,060	13,600
Roadrunner Transportation Systems, Inc.*	1,424	38,377
Saia, Inc.*	3,629	116,309
Swift Transportation Co.*	12,612	280,112
Universal Truckload Services, Inc.	799	24,377
Werner Enterprises, Inc.	1,897	46,913
YRC Worldwide, Inc.*	334	5,802

		795,409

Trading Companies & Distributors (1.4%)
Aceto Corp.	143,228	3,582,132
Aircastle Ltd.	4,255	81,526
Applied Industrial Technologies, Inc.	5,810	285,213
Beacon Roofing Supply, Inc.*	7,274	292,997
BlueLinx Holdings, Inc.*	5,064	9,875
CAI International, Inc.*	939	22,132
DXP Enterprises, Inc.*	1,427	164,390
H&E Equipment Services, Inc.*	31,312	927,775
Houston Wire & Cable Co.	904	12,096
Kaman Corp.	2,637	104,768
Rush Enterprises, Inc., Class A*	1,945	57,669
TAL International Group, Inc.	2,374	136,149
Textainer Group Holdings Ltd.	1,037	41,708
Watsco, Inc.	3,841	368,966

		6,087,396

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Transportation Infrastructure (0.1%)
Prumo Logistica S.A.*	1,006,863	$460,914
Wesco Aircraft Holdings, Inc.*	1,343	29,439

		490,353

Total Industrials		51,448,757

Information Technology (20.9%)
Communications Equipment (1.4%)
ADTRAN, Inc.	5,792	156,442
Alliance Fiber Optic Products, Inc.	1,744	26,247
Anaren, Inc.*	197	5,514
ARRIS Group, Inc.*	15,406	375,367
Aruba Networks, Inc.*	17,062	305,410
CalAmp Corp.*	5,260	147,122
Calix, Inc.*	5,282	50,918
Ciena Corp.*	11,265	269,571
Extreme Networks, Inc.*	461,000	3,226,999
Infinera Corp.*	15,675	153,302
InterDigital, Inc.	6,204	182,956
Ixia*	8,443	112,376
KVH Industries, Inc.*	2,056	26,790
Oplink Communications, Inc.*	241	4,483
Parkervision, Inc.*	13,118	59,687
PC-Tel, Inc.	365	3,493
Plantronics, Inc.	5,951	276,424
Procera Networks, Inc.*	603	9,057
Ruckus Wireless, Inc.*	6,934	98,463
ShoreTel, Inc.*	968	8,983
Sonus Networks, Inc.*	2,118	6,672
Tessco Technologies, Inc.	77	3,105
Ubiquiti Networks, Inc.*	1,858	85,394
ViaSat, Inc.*	5,937	371,953

		5,966,728

Computers & Peripherals (0.7%)
3D Systems Corp.*	9,843	914,711
Cray, Inc.*	25,953	712,669
Datalink Corp.*	2,952	32,177
Electronics for Imaging, Inc.*	3,743	144,966
Fusion-io, Inc.*	8,552	76,198
Immersion Corp.*	4,004	41,562
Nimble Storage, Inc.*	12,547	568,379
Silicon Graphics International Corp.*	5,164	69,249
Synaptics, Inc.*	4,899	253,817

		2,813,728

Electronic Equipment, Instruments & Components (1.7%)
Anixter International, Inc.	2,359	211,933
Badger Meter, Inc.	2,157	117,557
Belden, Inc.	5,862	412,978
Cognex Corp.*	13,037	497,753
Coherent, Inc.*	3,104	230,907
Control4 Corp.*	8,490	150,273
Daktronics, Inc.	31,887	499,988
DTS, Inc.*	2,807	67,312
Electro Rent Corp.	1,434	26,558
Fabrinet*	35,446	728,770
FARO Technologies, Inc.*	18,264	1,064,790
FEI Co.	6,268	560,108
InvenSense, Inc.*	33,854	703,486

Littelfuse, Inc.	2,986	$277,489
Maxwell Technologies, Inc.*	4,499	34,957
Measurement Specialties, Inc.*	2,022	122,715
Mesa Laboratories, Inc.	389	30,568
Methode Electronics, Inc.	31,982	1,093,464
MTS Systems Corp.	2,375	169,219
Neonode, Inc.*	4,088	25,836
OSI Systems, Inc.*	2,789	148,124
RealD, Inc.*	5,310	45,347
Rofin-Sinar Technologies, Inc.*	290	7,836
Rogers Corp.*	971	59,717
Uni-Pixel, Inc.*	1,546	15,475
Universal Display Corp.*	6,063	208,325

		7,511,485

Internet Software & Services (7.7%)
Angie’s List, Inc.*	63,738	965,631
Autohome, Inc. (ADR)*	13,594	497,404
Bazaarvoice, Inc.*	4,055	32,116
Benefitfocus, Inc.*	49,772	2,873,835
Blucora, Inc.*	3,858	112,499
Brightcove, Inc.*	4,279	60,505
Carbonite, Inc.*	1,853	21,921
ChannelAdvisor Corp.*	982	40,959
Chegg, Inc.*	32,634	277,715
comScore, Inc.*	21,259	608,220
Constant Contact, Inc.*	4,608	143,171
Cornerstone OnDemand, Inc.*	23,857	1,272,532
CoStar Group, Inc.*	8,785	1,621,535
Criteo S.A. (ADR)*	10,035	343,197
Cvent, Inc.*	695	25,291
Dealertrack Technologies, Inc.*	16,034	770,915
Demandware, Inc.*	12,218	783,418
Dice Holdings, Inc.*	5,728	41,528
E2open, Inc.*	2,233	53,391
eGain Corp.*	1,977	20,244
Endurance International Group Holdings, Inc.*	2,403	34,075
Envestnet, Inc.*	24,864	1,002,019
Global Eagle Entertainment, Inc.*	3,440	51,153
Gogo, Inc.*	919	22,800
IntraLinks Holdings, Inc.*	319,197	3,865,477
j2 Global, Inc.	6,921	346,119
Liquidity Services, Inc.*	3,730	84,522
LivePerson, Inc.*	8,253	122,309
LogMeIn, Inc.*	3,654	122,592
Marin Software, Inc.*	1,398	14,316
Marketo, Inc.*	4,997	185,239
MercadoLibre, Inc.	7,784	839,037
Millennial Media, Inc.*	5,376	39,084
Move, Inc.*	5,961	95,316
Net Element International, Inc.*	400	1,748
NIC, Inc.	9,716	241,637
OpenTable, Inc.*	18,470	1,465,964
Pandora Media, Inc.*	29,972	797,255
Perficient, Inc.*	712	16,675
Reis, Inc.*	1,240	23,845
Responsys, Inc.*	5,093	139,599
Rocket Fuel, Inc.*	544	33,451

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

SciQuest, Inc.*	3,390	$96,547
Shutterstock, Inc.*	777	64,981
Sohu.com, Inc.*	7,932	578,481
Spark Networks, Inc.*	2,668	16,435
SPS Commerce, Inc.*	2,406	157,112
Stamps.com, Inc.*	8,439	355,282
support.com, Inc.*	8,325	31,552
Textura Corp.*	64,171	1,921,280
Travelzoo, Inc.*	1,177	25,094
Tremor Video, Inc.*	730	4,234
Trulia, Inc.*	12,627	445,354
Unwired Planet, Inc.*	10,783	14,881
ValueClick, Inc.*	10,077	235,499
VistaPrint N.V.*	4,894	278,224
Vocus, Inc.*	282	3,212
Web.com Group, Inc.*	133,829	4,254,425
WebMD Health Corp.*	4,296	169,692
Wix.com Ltd.*	917	24,621
XO Group, Inc.*	4,092	60,807
Xoom Corp.*	56,693	1,551,687
Yelp, Inc.*	17,717	1,221,587
Youku Tudou, Inc. (ADR)*	27,927	846,188
YuMe, Inc.*	805	5,997
Zillow, Inc., Class A*	12,228	999,394
Zix Corp.*	9,534	43,475

		33,516,300

IT Services (1.5%)
Acxiom Corp.*	2,761	102,102
Blackhawk Network Holdings, Inc.*	1,743	44,028
Cardtronics, Inc.*	6,722	292,071
Cass Information Systems, Inc.	1,543	103,921
Computer Task Group, Inc.	2,355	44,510
CSG Systems International, Inc.	2,769	81,409
EPAM Systems, Inc.*	3,264	114,044
Euronet Worldwide, Inc.*	7,480	357,918
EVERTEC, Inc.	4,505	111,093
ExlService Holdings, Inc.*	4,887	134,979
Forrester Research, Inc.	1,863	71,278
Hackett Group, Inc.	1,326	8,234
Heartland Payment Systems, Inc.	5,426	270,432
Higher One Holdings, Inc.*	4,773	46,584
iGATE Corp.*	5,223	209,756
Lionbridge Technologies, Inc.*	7,999	47,674
Luxoft Holding, Inc.*	26,951	1,023,600
MAXIMUS, Inc.	10,255	451,117
MoneyGram International, Inc.*	839	17,434
Planet Payment, Inc.*	6,385	17,750
QIWI plc (ADR)	22,757	1,274,393
Sapient Corp.*	16,540	287,134
ServiceSource International, Inc.*	9,331	78,194
Syntel, Inc.*	2,303	209,458
TeleTech Holdings, Inc.*	1,959	46,898
Unisys Corp.*	347	11,649
Virtusa Corp.*	15,272	581,710
WEX, Inc.*	5,825	576,850

		6,616,220

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Energy Industries, Inc.*	5,498	$125,684
Ambarella, Inc.*	2,821	95,717
Applied Micro Circuits Corp.*	10,950	146,511
Cabot Microelectronics Corp.*	3,484	159,219
Canadian Solar, Inc.*	21,744	648,406
Cavium, Inc.*	7,705	265,900
Cirrus Logic, Inc.*	3,819	78,022
Cypress Semiconductor Corp.*	22,041	231,431
Diodes, Inc.*	4,170	98,245
Entegris, Inc.*	3,184	36,934
Exar Corp.*	5,816	68,571
First Solar, Inc.*	13,415	732,996
GT Advanced Technologies, Inc.*	16,942	147,734
Hittite Microwave Corp.*	4,742	292,724
Inphi Corp.*	1,355	17,480
Integrated Device Technology, Inc.*	5,896	60,080
Intermolecular, Inc.*	2,620	12,890
Lattice Semiconductor Corp.*	4,526	24,938
MA-COM Technology Solutions Holdings, Inc.*	1,490	25,315
Magnachip Semiconductor Corp.*	137,246	2,676,298
MaxLinear, Inc., Class A*	3,726	38,862
Micrel, Inc.	6,929	68,389
Microsemi Corp.*	10,833	270,283
Monolithic Power Systems, Inc.*	26,559	920,536
MoSys, Inc.*	6,190	34,169
Nanometrics, Inc.*	2,384	45,415
NVE Corp.*	726	42,311
OmniVision Technologies, Inc.*	712	12,246
PDF Solutions, Inc.*	3,755	96,203
Peregrine Semiconductor Corp.*	4,006	29,684
PLX Technology, Inc.*	6,373	41,934
PMC-Sierra, Inc.*	12,947	83,249
Power Integrations, Inc.	4,343	242,426
Rambus, Inc.*	16,721	158,348
RF Micro Devices, Inc.*	37,129	191,586
Rubicon Technology, Inc.*	299	2,975
Rudolph Technologies, Inc.*	838	9,838
Semtech Corp.*	10,148	256,541
Silicon Image, Inc.*	11,783	72,465
SunEdison, Inc.*	39,970	521,609
SunPower Corp.*	6,215	185,269
Tessera Technologies, Inc.	40,280	793,919
TriQuint Semiconductor, Inc.*	2,465	20,558
Ultra Clean Holdings, Inc.*	369	3,701
Ultratech, Inc.*	4,157	120,553
Veeco Instruments, Inc.*	1,349	44,396

		10,252,560

Software (5.5%)
ACI Worldwide, Inc.*	5,989	389,285
Actuate Corp.*	6,842	52,752
Advent Software, Inc.	4,926	172,361
American Software, Inc., Class A	3,548	35,019
Aspen Technology, Inc.*	13,277	554,979
AVG Technologies N.V.*	3,656	62,920
Blackbaud, Inc.	6,836	257,375

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Bottomline Technologies (de), Inc.*	5,681	$205,425
BroadSoft, Inc.*	4,225	115,512
Callidus Software, Inc.*	341,081	4,683,041
CommVault Systems, Inc.*	6,982	522,812
Comverse, Inc.*	3,340	129,592
Cyan, Inc.*	235	1,243
Digimarc Corp.	985	18,971
Ebix, Inc.	3,500	51,520
Ellie Mae, Inc.*	18,994	510,369
EPIQ Systems, Inc.	236	3,826
ePlus, Inc.*	39	2,217
Fair Isaac Corp.	5,385	338,393
FireEye, Inc.*	17,433	760,253
FleetMatics Group plc*	24,563	1,062,350
Gigamon, Inc.*	406	11,400
Glu Mobile, Inc.*	9,154	35,609
Guidance Software, Inc.*	2,632	26,583
Guidewire Software, Inc.*	25,024	1,227,928
Imperva, Inc.*	9,561	460,171
Infoblox, Inc.*	7,951	262,542
Interactive Intelligence Group, Inc.*	2,325	156,612
Jive Software, Inc.*	6,054	68,108
Manhattan Associates, Inc.*	2,923	343,394
MicroStrategy, Inc., Class A*	1,355	168,345
Mitek Systems, Inc.*	3,550	21,087
Model N, Inc.*	1,227	14,466
Monotype Imaging Holdings, Inc.	5,734	182,685
NetScout Systems, Inc.*	5,450	161,266
Pegasystems, Inc.	2,604	128,065
Progress Software Corp.*	3,881	100,246
Proofpoint, Inc.*	20,852	691,661
PROS Holdings, Inc.*	19,798	789,940
PTC, Inc.*	17,948	635,180
QAD, Inc., Class A	796	14,057
Qlik Technologies, Inc.*	13,062	347,841
Qualys, Inc.*	2,265	52,344
Rally Software Development Corp.*	14,113	274,498
RealPage, Inc.*	25,949	606,688
Rosetta Stone, Inc.*	1,762	21,532
Sapiens International Corp. N.V.	402	3,099
Silver Spring Networks, Inc.*	31,688	665,448
Solera Holdings, Inc.	33,461	2,367,699
SS&C Technologies Holdings, Inc.*	8,743	386,965
Synchronoss Technologies, Inc.*	4,396	136,584
Tableau Software, Inc., Class A*	12,523	863,210
Take-Two Interactive Software, Inc.*	12,101	210,194
Tangoe, Inc.*	32,978	593,934
TiVo, Inc.*	8,850	116,112
Tyler Technologies, Inc.*	4,732	483,279
Ultimate Software Group, Inc.*	4,154	636,476
VASCO Data Security International, Inc.*	1,846	14,270
Verint Systems, Inc.*	7,905	339,441
VirnetX Holding Corp.*	6,334	122,943
Vringo, Inc.*	1,856	5,494

Zynga, Inc., Class A*	82,225	$312,455

		23,990,066

Total Information Technology		90,667,087

Materials (3.1%)
Chemicals (1.1%)
Advanced Emissions Solutions, Inc.*	1,612	87,419
American Pacific Corp.*	891	33,199
American Vanguard Corp.	4,285	104,083
Arabian American Development Co.*	2,836	35,592
Balchem Corp.	4,447	261,039
Calgon Carbon Corp.*	8,116	166,946
Chase Corp.	278	9,813
Chemtura Corp.*	14,735	411,401
Ferro Corp.*	10,847	139,167
Flotek Industries, Inc.*	41,911	841,153
FutureFuel Corp.	759	11,992
H.B. Fuller Co.	7,545	392,642
Hawkins, Inc.	1,450	53,926
Innophos Holdings, Inc.	3,288	159,797
Innospec, Inc.	3,322	153,543
KMG Chemicals, Inc.	1,038	17,532
Koppers Holdings, Inc.	3,107	142,145
Landec Corp.*	3,932	47,656
LSB Industries, Inc.*	1,538	63,089
Marrone Bio Innovations, Inc.*	571	10,152
Olin Corp.	8,009	231,060
OM Group, Inc.*	315	11,469
OMNOVA Solutions, Inc.*	6,951	63,324
Penford Corp.*	212	2,724
PolyOne Corp.	14,901	526,749
Quaker Chemical Corp.	465	35,838
Stepan Co.	1,681	110,324
Taminco Corp.*	2,136	43,169
Tredegar Corp.	1,368	39,412
Tronox Ltd., Class A	13,643	314,744
Zep, Inc.	1,327	24,098

		4,545,197

Construction Materials (0.3%)
Eagle Materials, Inc.	10,663	825,636
Headwaters, Inc.*	10,991	107,602
Texas Industries, Inc.*	3,042	209,229
United States Lime & Minerals, Inc.*	265	16,210
US Concrete, Inc.*	2,169	49,084

		1,207,761

Containers & Packaging (0.1%)
AEP Industries, Inc.*	666	35,185
Berry Plastics Group, Inc.*	8,353	198,718
Graphic Packaging Holding Co.*	29,393	282,172
Myers Industries, Inc.	623	13,158

		529,233

Metals & Mining (1.3%)
AMCOL International Corp.	1,629	55,353
Carpenter Technology Corp.	38,300	2,382,260

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Coeur Mining, Inc.*	5,585	$60,597
Globe Specialty Metals, Inc.	523	9,419
Gold Resource Corp.	4,918	22,279
Handy & Harman Ltd.*	758	18,351
Hecla Mining Co.	7,364	22,681
Materion Corp.	1,643	50,687
Midway Gold Corp.*	16,003	12,962
Olympic Steel, Inc.	357	10,346
Paramount Gold and Silver Corp.*	21,523	20,055
Schnitzer Steel Industries, Inc., Class A	204	6,665
U.S. Silica Holdings, Inc.	72,200	2,462,742
Walter Energy, Inc.	3,355	55,794
Worthington Industries, Inc.	7,932	333,779

		5,523,970

Paper & Forest Products (0.3%)
Boise Cascade Co.*	1,815	53,506
Clearwater Paper Corp.*	2,482	130,305
Deltic Timber Corp.	1,672	113,596
KapStone Paper and Packaging Corp.*	6,125	342,142
Louisiana-Pacific Corp.*	15,117	279,816
Neenah Paper, Inc.	273	11,676
P.H. Glatfelter Co.	5,731	158,405
Schweitzer-Mauduit International, Inc.	3,386	174,277
Wausau Paper Corp.	6,964	88,304

		1,352,027

Total Materials		13,158,188

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	13,141	133,512
Atlantic Tele-Network, Inc.	1,417	80,160
Cbeyond, Inc.*	350	2,415
Cincinnati Bell, Inc.*	10,388	36,981
Cogent Communications Group, Inc.	7,094	286,668
Consolidated Communications Holdings, Inc.	5,983	117,446
Fairpoint Communications, Inc.*	2,657	30,051
General Communication, Inc., Class A*	4,884	54,457
HickoryTech Corp.	2,046	26,250
IDT Corp., Class B	2,225	39,761
inContact, Inc.*	7,606	59,403
Inteliquent, Inc.	1,949	22,258
Lumos Networks Corp.	2,337	49,077
magicJack VocalTec Ltd.*	1,906	22,720
Premiere Global Services, Inc.*	1,488	17,246
Straight Path Communications, Inc., Class B*	1,112	9,107
Towerstream Corp.*	7,693	22,771

		1,010,283

Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc.*	1,871	32,555
NTELOS Holdings Corp.	2,329	47,116

Shenandoah Telecommunications Co.	3,240	$83,171

		162,842

Total Telecommunication Services		1,173,125

Utilities (0.0%)
Electric Utilities (0.0%)
UNS Energy Corp.	383	22,923

Gas Utilities (0.0%)
South Jersey Industries, Inc.	878	49,133

Water Utilities (0.0%)
American States Water Co.	510	14,652
Pure Cycle Corp.*	2,561	16,211
SJW Corp.	634	18,887
York Water Co.	1,469	30,746

		80,496

Total Utilities		152,552

Total Common Stocks (81.1%) (Cost $235,030,368)		349,727,226

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Better Place, Inc. 0.000%*†(b)	139,552	—

Total Preferred Stock (0.0%) (Cost $633,566)		—

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14* (Cost $—)	10,653	1,704

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*(b) (Cost $—)	855	—

Total Warrants (0.0%) (Cost $—)		—

Total Investments (81.1%) (Cost $235,663,934)		349,728,930
Other Assets Less Liabilities (18.9%)		81,629,470

Net Assets (100%)		$431,358,400

*	Non-income producing.
†	Securities (totaling $11,025 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	654	March-14	$72,046,106	$75,955,560	$3,909,454

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$77,134,062	$1,780,578	$10,486		$78,925,126
Consumer Staples	11,676,526	—	—		11,676,526
Energy	14,456,428	—	—		14,456,428
Financials	18,407,564	2,117,243	—		20,524,807
Health Care	67,544,091	—	539		67,544,630
Industrials	50,677,006	771,751	—		51,448,757
Information Technology	90,667,087	—	—		90,667,087
Materials	13,158,188	—	—		13,158,188
Telecommunication Services	1,173,125	—	—		1,173,125
Utilities	152,552	—	—		152,552
Futures	3,909,454	—	—		3,909,454
Preferred Stocks
Consumer Discretionary	—	—	—	†	—
Rights
Energy	1,704	—	—		1,704
Warrants
Energy	—	—	—		—

Total Assets	$348,957,787	$4,669,572	$11,025		$353,638,384

Total Liabilities	$—	$—	$—		$—

Total	$348,957,787	$4,669,572	$11,025		$353,638,384

†	Value is zero.

(a)	A security with a market value of $460,914 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized
	appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	3,909,454	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,909,454

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	27,734,275	—	—	27,734,275
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$27,734,275	$—	$—	$27,734,275

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,839,340	—	—	1,839,340
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,839,340	$—	$—	$1,839,340

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $88,546,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 3,909,454	(c)	$—	$—	$3,909,454

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$325,715,603
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$380,793,096

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$123,901,622
Aggregate gross unrealized depreciation	(10,108,316)

Net unrealized appreciation	$113,793,306

Federal income tax cost of investments	$235,935,624

For the year ended December 31, 2013, the Portfolio incurred approximately $470 as brokerage commissions with Citation Financial Group, L.P. and $58 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $40,920,408, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $78,484,763 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $235,663,934)	$349,728,930
Cash	78,392,162
Foreign cash (Cost $2,393)	2,421
Cash held as collateral at broker	3,406,000
Receivable for securities sold	861,982
Due from broker for futures variation margin	315,055
Dividends, interest and other receivables	103,796
Receivable from Separate Accounts for Trust shares sold	33,736
Other assets	1,409

Total assets	432,845,491

LIABILITIES
Payable for securities purchased	784,104
Investment management fees payable	287,390
Payable to Separate Accounts for Trust shares redeemed	263,931
Administrative fees payable	86,073
Distribution fees payable - Class B	23,142
Trustees’ fees payable	2,936
Distribution fees payable - Class A	69
Accrued expenses	39,446

Total liabilities	1,487,091

NET ASSETS	$431,358,400

Net assets were comprised of:
Paid in capital	$358,496,252
Accumulated undistributed net investment income (loss)	266,126
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(45,378,456)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	117,974,478

Net assets	$431,358,400

Class A
Net asset value, offering and redemption price per share, $336,389 / 27,201 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.37

Class B
Net asset value, offering and redemption price per share, $112,747,576 / 9,203,617 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.25

Class K
Net asset value, offering and redemption price per share, $318,274,435 / 25,600,947 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $10,129 foreign withholding tax)	$2,081,544
Interest	93,422

Total income	2,174,966

EXPENSES
Investment management fees	4,085,555
Administrative fees	753,481
Distribution fees - Class B	494,498
Custodian fees	110,000
Printing and mailing expenses	76,861
Professional fees	67,917
Trustees’ fees	11,065
Distribution fees - Class A	474
Miscellaneous	13,983

Gross expenses	5,613,834
Less: Waiver from investment manager	(65,846)
Fees paid indirectly	(97,156)

Net expenses	5,450,832

NET INVESTMENT INCOME (LOSS)	(3,275,866)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	95,323,122
Futures	27,734,275
Foreign currency transactions	(6,607)

Net realized gain (loss)	123,050,790

Change in unrealized appreciation (depreciation) on:
Investments	72,256,698
Futures	1,839,340
Foreign currency translations	75

Net change in unrealized appreciation (depreciation)	74,096,113

NET REALIZED AND UNREALIZED GAIN (LOSS)	197,146,903

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$193,871,037

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,275,866)	$(2,182,277)
Net realized gain (loss) on investments, futures and foreign currency transactions	123,050,790	15,009,095
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	74,096,113	48,212,044

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,871,037	61,038,862

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 21,619 and 20,837 shares, respectively ]	238,323	172,393
Capital shares repurchased [ (9,622) and (14,440) shares, respectively ]	(100,610)	(117,571)

Total Class A transactions	137,713	54,822

Class B
Capital shares sold [ 3,380,826 and 5,219,313 shares, respectively ]	33,799,422	41,767,262
Capital shares repurchased [ (4,870,851) and (8,766,449) shares, respectively ]	(47,264,864)	(71,463,463)
Capital shares repurchased in-kind (Note 10)[ (20,156,885) and 0 shares, respectively ]	(212,972,365)	—

Total Class B transactions	(226,437,807)	(29,696,201)

Class K
Capital shares sold [ 104,038 and 164,935 shares, respectively ]	1,079,227	1,358,820
Capital shares repurchased [ (3,154,869) and (10,612,288) shares, respectively ]	(33,552,801)	(86,408,562)
Capital shares repurchased in-kind (Note 10)[ (11) and 0 shares, respectively ]	(113)	—

Total Class K transactions	(32,473,687)	(85,049,742)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(258,773,781)	(114,691,121)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,902,744)	(53,652,259)
NET ASSETS:
Beginning of year	496,261,144	549,913,403

End of year (a)	$431,358,400	$496,261,144

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$266,126	$254,180

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$8.37		$7.51		$8.88		$6.95		$5.15

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(e)	(0.04	)(e)	(0.06	)(e)	(0.03	)(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.08		0.90		(1.31)		1.96		1.79

Total from investment operations	4.00		0.86		(1.37)		1.93		1.80

Net asset value, end of year	$12.37		$8.37		$7.51		$8.88		$6.95

Total return	47.79%		11.45%		(15.43)%		27.77%		34.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$336		$127		$66		$391,893		$315,379
Ratio of expenses to average net assets:
After waivers and reimbursements	1.30%		1.30%		1.02%		1.04%		0.75%
After waivers, reimbursements and fees paid indirectly	1.27%		1.30%		1.00%		1.03%		0.75%
Before waivers, reimbursements and fees paid indirectly	1.32%		1.30%		1.03%		1.05%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.83)%		(0.51)%		(0.69)%		(0.47)%		0.15%
After waivers, reimbursements and fees paid indirectly	(0.80)%		(0.51)%		(0.67)%		(0.46)%		0.15%
Before waivers, reimbursements and fees paid indirectly	(0.85)%		(0.51)%		(0.70)%		(0.47)%		(0.17)%
Portfolio turnover rate	85%		58%		137	%(s)	44%		116%

	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$8.29		$7.44		$8.83		$6.92		$5.13

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(e)	(0.04	)(e)	(0.07	)(e)	(0.05	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.04		0.89		(1.32)		1.96		1.80

Total from investment operations	3.96		0.85		(1.39)		1.91		1.79

Net asset value, end of year	$12.25		$8.29		$7.44		$8.83		$6.92

Total return	47.77%		11.42%		(15.74)%		27.60%		34.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$112,748		$255,737		$256,026		$344,710		$293,221
Ratio of expenses to average net assets:
After waivers and reimbursements	1.30%		1.30%		1.27	%(c)	1.29%		1.32%
After waivers, reimbursements and fees paid indirectly	1.27%		1.30%		1.25%		1.28	%(c)	1.14%
Before waivers, reimbursements and fees paid indirectly	1.32%		1.30%		1.28%		1.30%		1.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.85)%		(0.54)%		(0.86)%		(0.71)%		(0.42)%
After waivers, reimbursements and fees paid indirectly	(0.84)%		(0.54)%		(0.84)%		(0.71)%		(0.24)%
Before waivers, reimbursements and fees paid indirectly	(0.86)%		(0.54)%		(0.87)%		(0.72)%		(0.42)%
Portfolio turnover rate	85%		58%		137	%(s)	44%		116%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$8.39		$7.51		$7.40

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(e)	(0.02	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.10		0.90		0.12

Total from investment operations	4.04		0.88		0.11

Net asset value, end of period	$12.43		$8.39		$7.51

Total return (b)	48.15%		11.72%		1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$318,274		$240,397		$293,821
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%		1.05%		1.04%
After waivers, reimbursements and fees paid indirectly (a)	1.02%		1.05%		1.02%
Before waivers, reimbursements and fees paid indirectly (a)	1.07%		1.05%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.59)%		(0.29)%		(0.42)%
After waivers, reimbursements and fees paid indirectly (a)	(0.57)%		(0.29)%		(0.40)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.61)%		(0.30)%		(0.42)%
Portfolio turnover rate	85%		58%		137	%(s)
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(s)	Higher rate than normal due to adviser changes during the year.

See Notes to Financial Statements.

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

➢	Horizon Asset Management LLC

➢	Pacific Global Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares**	42.56%	19.20%	6.86%
Portfolio – Class B Shares*	42.52	19.00	6.65
Portfolio – Class K Shares***	42.92	N/A	27.09
Russell 2000® Value Index	34.52	17.64	8.61
Volatility Managed Index – Small Cap Value 2000	36.40	15.04	9.88
* Date of inception 1/1/98. ** Date of inception 10/2/02. ***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 42.56% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 2000® Value Index returned 34.52%, and the Volatility Managed Index — Small Cap Value 2000 returned 36.40%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Stock selection in the Consumer Discretionary sector was the leading contributor to relative performance. An overweight to the sector also benefited the Portfolio. Notable contributors in the sector were Icahn Enterprises LP, Conn’s, Inc., DreamWorks Animation SKG, Inc. and Jarden Corp.

•

Industrials sector stock selection was also positive. The Portfolio’s top performing Industrials holdings included DXP Enterprises, Inc. and Saia, Inc. DXP’s aggressive acquisition strategy broadened the geographic reach and product breadth of the company’s industrial parts and maintenance service centers. Trucking company Saia gained as technology investments led to significant efficiency improvements even as industry shipment volumes were somewhat lackluster.

•	Financials sector stock selection and a significant underweighting in the sector both aided performance. Texas Pacific Land Trust was a notable contributor within the sector.

•	Energy stock selection was also additive to relative performance.

•	Underweighting the Utilities sector also aided performance.

•	Health Care holding Rochester Medical Corp. was acquired at a premium by medical devices giant CR Bard, Inc.

What hurt performance during the year:

•

At the stock level, the largest detractors from relative performance were Dundee Corporation, Ion Geophysical Corp. and Ezcorp, Inc. Ion’s results fell short due to continued weakness in seismic exploration activity. The company is also facing legal challenges over patent infringement claims for certain products. Shares of Ezcorp suffered as gold prices fell. During the past year, the company also embarked on a significant growth strategy to expand its product offerings and number of stores. The impact of falling gold prices and expansion-related capital investments negatively impacted revenues and earnings in 2013.

•	Relative underweights in the Information Technology and Health Care sectors and a relative overweight in the Financials sector were all detrimental to performance.

•	An underweight position in Consumer Discretionary holding Fifth & Pacific Cos., Inc. also hurt relative performance.

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets

Financials	22.7%
Consumer Discretionary	18.8
Industrials	17.7
Energy	7.6
Materials	3.8
Information Technology	3.8
Consumer Staples	2.1
Health Care	2.0
Utilities	1.8
Telecommunication Services	0.8
Exchange Traded Funds	0.0 #
Cash and Other	18.9

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,201.16	$7.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.59	6.67
Class B
Actual	1,000.00	1,201.02	7.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.47	6.80
Class K
Actual	1,000.00	1,202.39	5.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.85	5.41

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.30%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.8%)
Auto Components (4.2%)
American Axle & Manufacturing Holdings, Inc.*	2,547	$52,086
Autoliv, Inc.	8,464	776,995
Cooper Tire & Rubber Co.	6,727	161,717
Dana Holding Corp.	16,177	317,393
Dorman Products, Inc.*	8,000	448,560
Drew Industries, Inc.	6,816	348,979
Federal-Mogul Corp.*	2,360	46,445
Fox Factory Holding Corp.*	614	10,819
Fuel Systems Solutions, Inc.*	1,721	23,870
Gentex Corp.	24,886	820,989
Gentherm, Inc.*	111,000	2,975,910
Icahn Enterprises LP	69,000	7,549,290
Modine Manufacturing Co.*	5,499	70,497
Remy International, Inc.	1,701	39,667
Shiloh Industries, Inc.*	772	15,054
Spartan Motors, Inc.	4,235	28,375
Standard Motor Products, Inc.	705	25,944
Stoneridge, Inc.*	587	7,484
Superior Industries International, Inc.	2,823	58,239

		13,778,313

Automobiles (0.5%)
Thor Industries, Inc.	23,812	1,315,137
Winnebago Industries, Inc.*	11,160	306,342

		1,621,479

Distributors (0.0%)
Core-Mark Holding Co., Inc.	1,152	87,472
Stock Building Supply Holdings, Inc.*	364	6,632
VOXX International Corp.*	2,276	38,009
Weyco Group, Inc.	756	22,249

		154,362

Diversified Consumer Services (0.7%)
Ascent Capital Group, Inc., Class A*	11,450	979,662
Bridgepoint Education, Inc.*	2,131	37,740
Career Education Corp.*	6,756	38,509
Corinthian Colleges, Inc.*	9,969	17,745
Hillenbrand, Inc.	17,227	506,818
Houghton Mifflin Harcourt Co.*	790	13,398
JTH Holding, Inc., Class A*	78	1,895
Lincoln Educational Services Corp.	2,119	10,553
Mac-Gray Corp.	1,295	27,493
Matthews International Corp., Class A	1,823	77,678
Regis Corp.	22,089	320,511
Steiner Leisure Ltd.*	1,218	59,914
Universal Technical Institute, Inc.	2,562	35,638

		2,127,554

Hotels, Restaurants & Leisure (2.3%)
Apollo Global Management LLC, Class A.	9,000	284,490
Biglari Holdings, Inc.*	177	89,675

Bob Evans Farms, Inc.	2,945	$148,988
Bravo Brio Restaurant Group, Inc.*	130,165	2,117,785
Caesars Entertainment Corp.*	546	11,761
Carrols Restaurant Group, Inc.*	2,868	18,957
ClubCorp Holdings, Inc.	1,303	23,115
Del Frisco’s Restaurant Group, Inc.*	728	17,159
Denny’s Corp.*	2,515	18,083
Diamond Resorts International, Inc.*	1,157	21,358
DineEquity, Inc.	966	80,709
Einstein Noah Restaurant Group, Inc.	87	1,261
International Speedway Corp., Class A .	3,269	116,017
Isle of Capri Casinos, Inc.*	2,641	23,769
Jack in the Box, Inc.*	1,100	55,022
Life Time Fitness, Inc.*	2,420	113,740
Luby’s, Inc.*	2,464	19,022
Marcus Corp.	2,237	30,065
Marriott Vacations Worldwide Corp.*	3,473	183,235
Monarch Casino & Resort, Inc.*	509	10,221
Morgans Hotel Group Co.*	1,915	15,569
Noodles & Co.*	199	7,148
Orient-Express Hotels Ltd., Class A*	11,350	171,498
Pinnacle Entertainment, Inc.*	548	14,243
Red Robin Gourmet Burgers, Inc.*	225	16,547
Ruby Tuesday, Inc.*	7,518	52,100
Scientific Games Corp., Class A*	1,530	25,903
Sonic Corp.*	1,404	28,347
Speedway Motorsports, Inc.	1,429	28,366
Town Sports International Holdings, Inc.	2,904	42,863
Wendy’s Co.	420,000	3,662,400

		7,449,416

Household Durables (3.1%)
Bassett Furniture Industries, Inc.	1,295	19,788
Beazer Homes USA, Inc.*	1,367	33,382
Brookfield Residential Properties, Inc.*	76,200	1,843,278
Cavco Industries, Inc.*	94	6,458
CSS Industries, Inc.	1,060	30,401
Ethan Allen Interiors, Inc.	427	12,989
Flexsteel Industries, Inc.	605	18,592
Harman International Industries, Inc.	9,390	768,571
Helen of Troy Ltd.*	3,799	188,088
Hooker Furniture Corp.	16,516	275,487
Hovnanian Enterprises, Inc., Class A*	4,151	27,480
Jarden Corp.*	76,100	4,668,735
La-Z-Boy, Inc.	35,643	1,104,933
Lifetime Brands, Inc.	1,238	19,474
M.D.C. Holdings, Inc.*	10,555	340,293
M/I Homes, Inc.*	15,093	384,117
Meritage Homes Corp.*	785	37,672

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

NACCO Industries, Inc., Class A	544	$33,831
Skullcandy, Inc.*	2,205	15,898
Standard Pacific Corp.*	17,643	159,669
TRI Pointe Homes, Inc.*	1,692	33,722
UCP, Inc., Class A*	688	10,072
Universal Electronics, Inc.*	1,574	59,985
WCI Communities, Inc.*	363	6,930
Zagg, Inc.*	3,783	16,456

		10,116,301

Internet & Catalog Retail (0.3%)
1-800-FLOWERS.COM, Inc., Class A.* .	787	4,258
Expedia, Inc.	3,000	208,980
FTD Cos., Inc.*	2,268	73,891
Liberty Ventures*	6,000	735,540
RetailMeNot, Inc.*	358	10,307
ValueVision Media, Inc., Class A*	612	4,278

		1,037,254

Leisure Equipment & Products (0.3%)
Black Diamond, Inc.*	2,766	36,871
Brunswick Corp.	14,937	687,998
Callaway Golf Co.	8,204	69,160
JAKKS Pacific, Inc.	2,399	16,145
Johnson Outdoors, Inc., Class A	612	16,493
LeapFrog Enterprises, Inc.*	7,823	62,115

		888,782

Media (2.6%)
AH Belo Corp., Class A	2,257	16,860
Beasley Broadcasting Group, Inc., Class A	513	4,478
Carmike Cinemas, Inc.*	2,042	56,849
Central European Media Enterprises Ltd., Class A*	9,367	35,969
Crown Media Holdings, Inc., Class A.* .	3,408	12,030
Cumulus Media, Inc., Class A*	2,142	16,558
Daily Journal Corp.*	113	20,904
Dex Media, Inc.*	2,102	14,251
Digital Generation, Inc.*	3,010	38,377
DreamWorks Animation SKG, Inc., Class A*	93,000	3,301,500
Entercom Communications Corp., Class A*	2,961	31,120
EW Scripps Co., Class A*	3,660	79,495
Global Sources Ltd.*	2,036	16,553
Gray Television, Inc.*	5,742	85,441
Harte-Hanks, Inc.	5,322	41,618
Journal Communications, Inc., Class A*	5,400	50,274
Live Nation Entertainment, Inc.*	109,893	2,171,486
Loral Space & Communications, Inc.*	6,000	485,880
Martha Stewart Living Omnimedia, Inc., Class A*	2,351	9,874
McClatchy Co., Class A*	1,646	5,596
MDC Partners, Inc., Class A	3,072	78,367
Media General, Inc., Class A*	2,383	53,856
Meredith Corp.	4,272	221,290
National CineMedia, Inc.	5,056	100,918

New York Times Co., Class A	15,409	$244,541
Promotora de Informaciones S.A. (Prisa) (ADR)*	28,725	62,908
Promotora de Informaciones S.A. (Prisa) (ADR), Class B*	82,074	237,194
Reading International, Inc., Class A*	2,151	16,111
Rentrak Corp.*	117	4,433
Saga Communications, Inc., Class A	434	21,830
Salem Communications Corp., Class A	1,182	10,283
Scholastic Corp.	3,077	104,649
SFX Entertainment, Inc.*	1,258	15,096
Speed Commerce, Inc.*	5,480	25,592
Starz, Class A*	12,900	377,196
Valassis Communications, Inc.	4,624	158,372
World Wrestling Entertainment, Inc., Class A	3,121	51,746

		8,279,495

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	133	2,165
Burlington Stores, Inc.*	820	26,240
Fred’s, Inc., Class A	4,239	78,507
Gordmans Stores, Inc.	812	6,228
Tuesday Morning Corp.*	5,045	80,518

		193,658

Specialty Retail (4.2%)
America’s Car-Mart, Inc.*	229	9,671
Asbury Automotive Group, Inc.*	453	24,344
Barnes & Noble, Inc.*	4,635	69,293
bebe stores, Inc.	4,269	22,711
Body Central Corp.*	2,026	7,982
Brown Shoe Co., Inc.	27,395	770,895
Cato Corp., Class A	17,123	544,511
Children’s Place Retail Stores, Inc.*	1,796	102,318
Citi Trends, Inc.*	1,794	30,498
Conn’s, Inc.*	40,000	3,151,600
Container Store Group, Inc.*	768	35,797
Destination Maternity Corp.	193	5,767
Destination XL Group, Inc.*	5,132	33,717
Finish Line, Inc., Class A	3,811	107,356
GameStop Corp., Class A	12,878	634,370
Genesco, Inc.*	4,325	315,985
Group 1 Automotive, Inc.	15,086	1,071,408
Haverty Furniture Cos., Inc.	1,758	55,025
hhgregg, Inc.*	1,575	22,003
Jos. A. Bank Clothiers, Inc.*	8,333	456,065
Kirkland’s, Inc.*	523	12,379
MarineMax, Inc.*	2,865	46,069
Men’s Wearhouse, Inc.	24,281	1,240,273
New York & Co., Inc.*	1,527	6,673
Office Depot, Inc.*	50,431	266,780
Pacific Sunwear of California, Inc.*	662	2,211
Penske Automotive Group, Inc.	17,907	844,494
PEP Boys-Manny, Moe & Jack*	44,292	537,705
Pier 1 Imports, Inc.	6,793	156,782
RadioShack Corp.*	12,469	32,419

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Rent-A-Center, Inc.	6,384	$212,843
Sears Hometown and Outlet Stores, Inc.*	375	9,563
Select Comfort Corp.*	409	8,626
Shoe Carnival, Inc.	1,839	53,349
Sonic Automotive, Inc., Class A	86,403	2,115,145
Stage Stores, Inc.	3,825	84,992
Stein Mart, Inc.	1,627	21,883
Systemax, Inc.*	1,307	14,704
Tilly’s, Inc., Class A*	93	1,065
Trans World Entertainment Corp.*	1,230	5,437
West Marine, Inc.*	22,685	322,808
Zale Corp.*	3,984	62,828

		13,530,344

Textiles, Apparel & Luxury Goods (0.5%)
American Apparel, Inc.*	7,055	8,678
Columbia Sportswear Co.	1,532	120,645
Crocs, Inc.*	1,462	23,275
Culp, Inc.	150	3,067
Fifth & Pacific Cos., Inc.*	14,351	460,237
G-III Apparel Group Ltd.*	503	37,116
Iconix Brand Group, Inc.*	3,276	130,057
Jones Group, Inc.	9,674	144,723
Movado Group, Inc.	11,969	526,756
Perry Ellis International, Inc.*	1,535	24,238
Quiksilver, Inc.*	4,427	38,825
R.G. Barry Corp.	1,095	21,133
Skechers U.S.A., Inc., Class A*	4,610	152,729
Unifi, Inc.*	1,828	49,795
Vince Holding Corp.*	724	22,205

		1,763,479

Total Consumer Discretionary		60,940,437

Consumer Staples (2.1%)
Beverages (0.0%)
Craft Brew Alliance, Inc.*	840	13,793

Food & Staples Retailing (0.3%)
Andersons, Inc.	2,227	198,582
Fairway Group Holdings Corp.*	1,125	20,385
Harris Teeter Supermarkets, Inc.	5,278	260,469
Ingles Markets, Inc., Class A	1,304	35,338
Pantry, Inc.*	2,719	45,625
Rite Aid Corp.*	34,522	174,681
Roundy’s, Inc.	3,068	30,251
Spartan Stores, Inc.	4,308	104,598
SUPERVALU, Inc.*	6,351	46,299
Village Super Market, Inc., Class A	299	9,272
Weis Markets, Inc.	1,287	67,645

		993,145

Food Products (1.1%)
Alico, Inc.	60	2,332
Boulder Brands, Inc.*	445	7,058
Cal-Maine Foods, Inc.	258	15,539
Chiquita Brands International, Inc.*	5,708	66,784
Darling International, Inc.*	129,881	2,711,915

Diamond Foods, Inc.*	2,737	$70,724
Fresh Del Monte Produce, Inc.	4,558	128,992
Griffin Land & Nurseries, Inc.	313	10,448
John B. Sanfilippo & Son, Inc.	1,021	25,198
Omega Protein Corp.*	2,284	28,070
Post Holdings, Inc.*	3,897	192,005
Seaboard Corp.*	31	86,644
Seneca Foods Corp., Class A*	1,016	32,400
Snyders-Lance, Inc.	4,809	138,115
Tootsie Roll Industries, Inc.	170	5,532
TreeHouse Foods, Inc.*	1,503	103,587

		3,625,343

Household Products (0.0%)
Central Garden & Pet Co., Class A*	4,487	30,287
Harbinger Group, Inc.*	4,084	48,395
Oil-Dri Corp. of America	470	17,785
Orchids Paper Products Co.	112	3,678

		100,145

Personal Products (0.6%)
Elizabeth Arden, Inc.*	484	17,158
Inter Parfums, Inc.	46,611	1,669,140
Nature’s Sunshine Products, Inc.	1,308	22,654
Nutraceutical International Corp.*	1,095	29,324
Revlon, Inc., Class A*	947	23,637
Synutra International, Inc.*	241	2,140

		1,764,053

Tobacco (0.1%)
Alliance One International, Inc.*	10,713	32,675
Universal Corp.	2,761	150,750
Vector Group Ltd.	2,008	32,871

		216,296

Total Consumer Staples		6,712,775

Energy (7.6%)
Energy Equipment & Services (6.2%)
Atwood Oceanics, Inc.*	11,130	594,231
Basic Energy Services, Inc.*	3,493	55,120
Bolt Technology Corp.	1,070	23,551
Bristow Group, Inc.	16,597	1,245,771
C&J Energy Services, Inc.*	5,362	123,862
Cal Dive International, Inc.*	12,324	24,771
CARBO Ceramics, Inc.	1,341	156,267
Dawson Geophysical Co.*	1,004	33,955
Era Group, Inc.*	2,462	75,977
Exterran Holdings, Inc.*	6,877	235,193
Forum Energy Technologies, Inc.*	2,411	68,135
Global Geophysical Services, Inc.*	2,539	4,088
Gulf Island Fabrication, Inc.	1,760	40,867
Gulfmark Offshore, Inc., Class A	3,178	149,779
Helix Energy Solutions Group, Inc.*	36,743	851,703
Hercules Offshore, Inc.*	19,114	124,814
Hornbeck Offshore Services, Inc.*	47,074	2,317,453
ION Geophysical Corp.*	177,764	586,621

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Key Energy Services, Inc.*	18,049	$142,587
Matrix Service Co.*	115,679	2,830,665
Mitcham Industries, Inc.*	109,564	1,940,379
Natural Gas Services Group, Inc.*	36,381	1,003,024
Newpark Resources, Inc.*	1,853	22,773
North American Energy Partners, Inc.*	290,000	1,684,900
Nuverra Environmental Solutions, Inc.*	1,660	27,871
Oil States International, Inc.*	6,731	684,677
Parker Drilling Co.*	174,967	1,422,482
PHI, Inc. (Non-Voting)*	1,382	59,979
Pioneer Energy Services Corp.*	7,631	61,124
Rowan Cos., plc, Class A*	19,008	672,123
SEACOR Holdings, Inc.*	2,201	200,731
Tesco Corp.*	3,516	69,547
TETRA Technologies, Inc.*	9,264	114,503
TGC Industries, Inc.*	155	1,132
Tidewater, Inc.	26,976	1,598,868
Unit Corp.*	16,074	829,740
Vantage Drilling Co.*	24,655	45,365
Willbros Group, Inc.*	4,910	46,252

		20,170,880

Oil, Gas & Consumable Fuels (1.4%)
Adams Resources & Energy, Inc.	249	17,056
Alon USA Energy, Inc.	2,843	47,023
Alpha Natural Resources, Inc.*	26,714	190,738
Apco Oil and Gas International, Inc.*	916	14,280
Approach Resources, Inc.*	1,880	36,265
Arch Coal, Inc.	25,674	114,249
Athlon Energy, Inc.*	1,338	40,474
Bill Barrett Corp.*	4,115	110,200
BPZ Resources, Inc.*	14,380	26,172
Callon Petroleum Co.*	4,920	32,128
Carrizo Oil & Gas, Inc.*	787	35,234
Clayton Williams Energy, Inc.*	720	59,004
Cloud Peak Energy, Inc.*	7,246	130,428
Comstock Resources, Inc.	5,705	104,344
Contango Oil & Gas Co.*	1,502	70,985
Crosstex Energy, Inc.	532	19,237
Delek U.S. Holdings, Inc.	1,582	54,437
Emerald Oil, Inc.*	6,603	50,579
Endeavour International Corp.*	5,744	30,156
Energen Corp.	6,998	495,109
Energy XXI Bermuda Ltd.	9,528	257,828
EPL Oil & Gas, Inc.*	2,368	67,488
Equal Energy Ltd.	4,296	22,941
EXCO Resources, Inc.	8,112	43,075
Forest Oil Corp.*	12,832	46,324
Frontline Ltd.*	6,156	23,023
GasLog Ltd.	3,105	53,064
Green Plains Renewable Energy, Inc.	3,082	59,760
Halcon Resources Corp.*	28,074	108,366
Hallador Energy Co.	975	7,858
Jones Energy, Inc., Class A*	787	11,396
Knightsbridge Tankers Ltd.	3,813	35,041
L&L Energy, Inc.*†(b)	3,656	6,142

Magnum Hunter Resources Corp.*	13,994	$102,296
Matador Resources Co.*	7,041	131,244
Midstates Petroleum Co., Inc.*	4,059	26,871
Miller Energy Resources, Inc.*	3,504	24,668
Nordic American Tankers Ltd.	8,857	85,913
Northern Oil and Gas, Inc.*	7,574	114,140
Panhandle Oil and Gas, Inc., Class A	51	1,704
PDC Energy, Inc.*	4,239	225,600
Penn Virginia Corp.*	6,739	63,549
PetroQuest Energy, Inc.*	594	2,566
Quicksilver Resources, Inc.*	12,855	39,465
Renewable Energy Group, Inc.*	2,057	23,573
Resolute Energy Corp.*	7,883	71,183
REX American Resources Corp.*	619	27,675
Sanchez Energy Corp.*	4,306	105,540
Scorpio Tankers, Inc.	22,057	260,052
SemGroup Corp., Class A	368	24,005
Ship Finance International Ltd.	6,648	108,894
Stone Energy Corp.*	5,970	206,502
Swift Energy Co.*	5,281	71,294
Teekay Tankers Ltd., Class A	7,617	29,935
Triangle Petroleum Corp.*	6,704	55,777
Ur-Energy, Inc.*	11,799	16,283
VAALCO Energy, Inc.*	3,506	24,156
W&T Offshore, Inc.	4,070	65,120
Warren Resources, Inc.*	8,928	28,034
Western Refining, Inc.	2,812	119,257
Westmoreland Coal Co.*	1,433	27,643
ZaZa Energy Corp.*	2,618	2,502

		4,505,845

Total Energy		24,676,725

Financials (22.7%)
Capital Markets (2.0%)
Apollo Investment Corp.	26,970	228,706
Arlington Asset Investment Corp., Class A	1,769	46,684
BlackRock Kelso Capital Corp.	9,052	84,455
Calamos Asset Management, Inc., Class A	2,436	28,842
Capital Southwest Corp.	1,644	57,326
Capitala Finance Corp.	397	7,900
CIFC Corp.	853	6,636
Cowen Group, Inc., Class A*	11,940	46,685
Dundee Corp., Class A*	100,000	1,762,650
FBR & Co.*	995	26,248
Fidus Investment Corp.	1,667	36,241
Fifth Street Finance Corp.	16,298	150,757
Firsthand Technology Value Fund, Inc.	1,040	24,097
Garrison Capital, Inc.	708	9,827
GFI Group, Inc.	8,601	33,630
Gladstone Capital Corp.	2,381	22,858
Gladstone Investment Corp.	3,263	26,300
Golub Capital BDC, Inc.	4,504	86,071
GSV Capital Corp.*	2,320	28,049
Hercules Technology Growth Capital, Inc.	7,351	120,556
HFF, Inc., Class A*	651	17,479

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Horizon Technology Finance Corp.	1,028	$14,608
ICG Group, Inc.*	4,352	81,078
INTL FCStone, Inc.*	1,026	19,022
Investment Technology Group, Inc.*	4,412	90,711
Janus Capital Group, Inc.	17,881	221,188
JMP Group, Inc.	1,957	14,482
KCAP Financial, Inc.	3,456	27,890
KCG Holdings, Inc., Class A*	4,922	58,867
Main Street Capital Corp.	4,409	144,130
Manning & Napier, Inc.	1,669	29,458
Marcus & Millichap, Inc.*	590	8,791
MCG Capital Corp.	8,841	38,900
Medallion Financial Corp.	2,484	35,645
Medley Capital Corp.	4,881	67,602
MVC Capital, Inc.	2,588	34,938
New Mountain Finance Corp.	5,413	81,412
NGP Capital Resources Co.	2,575	19,235
Oppenheimer Holdings, Inc., Class A	1,077	26,688
PennantPark Floating Rate Capital Ltd.	1,677	23,025
PennantPark Investment Corp.	7,978	92,545
Piper Jaffray Cos., Inc.*	1,904	75,303
Prospect Capital Corp.	33,244	372,998
RCS Capital Corp., Class A	175	3,211
Safeguard Scientifics, Inc.*	2,603	52,294
Silvercrest Asset Management Group, Inc., Class A	505	8,610
Solar Capital Ltd.	5,411	122,018
Solar Senior Capital Ltd.	1,413	25,745
Stellus Capital Investment Corp.	1,471	21,992
Stifel Financial Corp.*	7,640	366,109
SWS Group, Inc.*	3,537	21,505
TCP Capital Corp.	4,258	71,449
THL Credit, Inc.	4,063	66,999
TICC Capital Corp.	6,421	66,393
Triangle Capital Corp.	3,273	90,498
Walter Investment Management Corp.*	4,428	156,574
WhiteHorse Finance, Inc.	833	12,587
WisdomTree Investments, Inc.*	47,600	842,996

		6,359,493

Commercial Banks (5.7%)
1st Source Corp.	1,838	58,706
1st United Bancorp, Inc./Florida	3,739	28,454
Access National Corp.	920	13,754
American National Bankshares, Inc.	997	26,171
Ameris Bancorp*	2,939	62,042
Ames National Corp.	1,141	25,547
Arrow Financial Corp.	1,306	34,687
BancFirst Corp.	869	48,716
Banco Latinoamericano de Comercio
Exterior S.A., Class E	3,483	97,594
Bancorp, Inc./Delaware*	4,037	72,303
BancorpSouth, Inc.	11,475	291,694
Bank of Kentucky Financial Corp.	743	27,417

Bank of Marin Bancorp/California	683	$29,635
Bank of the Ozarks, Inc.	1,101	62,306
Banner Corp.	2,291	102,683
Bar Harbor Bankshares	484	19,355
BBCN Bancorp, Inc.	9,385	155,697
BNC Bancorp	2,164	37,091
BOK Financial Corp.	3,800	252,016
Boston Private Financial Holdings, Inc.	9,444	119,183
Bridge Bancorp, Inc.	1,289	33,514
Bridge Capital Holdings*	1,170	24,032
Bryn Mawr Bank Corp.	1,655	49,948
C&F Financial Corp.	406	18,542
Camden National Corp.	935	39,476
Capital Bank Financial Corp., Class A*	2,732	62,153
Capital City Bank Group, Inc.*	1,510	17,773
Cardinal Financial Corp.	3,723	67,014
Cascade Bancorp*	766	4,006
Cathay General Bancorp	50,427	1,347,914
Center Bancorp, Inc.	1,406	26,377
Centerstate Banks, Inc.	3,689	37,443
Central Pacific Financial Corp.	2,526	50,722
Century Bancorp, Inc./Massachusetts, Class A	414	13,765
Chemical Financial Corp.	15,815	500,861
Chemung Financial Corp.	410	14,010
Citizens & Northern Corp.	1,539	31,750
City Holding Co.	1,860	86,174
CNB Financial Corp./Pennsylvania	1,750	33,250
CoBiz Financial, Inc.	4,365	52,205
Columbia Banking System, Inc.	6,102	167,866
Community Bank System, Inc.	4,815	191,059
Community Trust Bancorp, Inc.	1,667	75,282
CommunityOne Bancorp*	1,255	16,001
ConnectOne Bancorp, Inc.*	216	8,560
CU Bancorp*	1,128	19,717
Customers Bancorp, Inc.*	2,455	50,229
CVB Financial Corp.	10,997	187,719
Eagle Bancorp, Inc.*	2,635	80,710
East West Bancorp, Inc.	60,000	2,098,200
Enterprise Bancorp, Inc./Massachusetts	875	18,524
Enterprise Financial Services Corp.	2,249	45,925
F.N.B. Corp./Pennsylvania	18,068	228,018
Farmers Capital Bank Corp.*	901	19,597
Fidelity Southern Corp.	1,731	28,752
Financial Institutions, Inc.	1,708	42,205
First Bancorp, Inc./Maine	1,206	21,009
First Bancorp/North Carolina	2,403	39,938
First BanCorp/Puerto Rico*	8,866	54,881
First Busey Corp.	8,944	51,875
First Commonwealth Financial Corp.	11,620	102,488
First Community Bancshares, Inc./Virginia	1,892	31,596
First Connecticut Bancorp, Inc./Connecticut	2,123	34,223

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

First Financial Bancorp	6,915	$120,528
First Financial Bankshares, Inc.	1,221	80,977
First Financial Corp./Indiana	1,307	47,784
First Financial Holdings, Inc.	2,869	190,817
First Interstate Bancsystem, Inc.	2,013	57,109
First Merchants Corp.	4,187	95,296
First Midwest Bancorp, Inc./Illinois	8,935	156,631
First NBC Bank Holding Co.*	506	16,344
First of Long Island Corp.	959	41,112
First Security Group, Inc./Tennessee*	7,611	17,505
FirstMerit Corp.	19,929	443,022
Flushing Financial Corp.	3,646	75,472
German American Bancorp, Inc.	1,486	42,351
Glacier Bancorp, Inc.	8,683	258,667
Great Southern Bancorp, Inc.	1,246	37,891
Guaranty Bancorp	1,763	24,770
Hampton Roads Bankshares, Inc.*	3,934	6,884
Hancock Holding Co.	10,165	372,852
Hanmi Financial Corp.	3,854	84,364
Heartland Financial USA, Inc.	1,823	52,484
Heritage Commerce Corp.	2,550	21,012
Heritage Financial Corp./Washington	1,827	31,260
Heritage Oaks Bancorp*	2,559	19,192
Home BancShares, Inc./Arkansas	4,001	149,437
Home Federal Bancorp, Inc./Idaho	1,829	27,252
HomeTrust Bancshares, Inc.*	2,579	41,238
Horizon Bancorp/Indiana	1,055	26,723
Hudson Valley Holding Corp.	2,018	41,066
IBERIABANK Corp.	3,571	224,437
Independent Bank Corp./Massachusetts	2,812	110,202
Independent Bank Group, Inc.	455	22,595
International Bancshares Corp.	6,360	167,840
Intervest Bancshares Corp., Class A*	2,159	16,214
Investors Bancorp, Inc.	5,310	135,830
Lakeland Bancorp, Inc.	4,117	50,927
Lakeland Financial Corp.	1,951	76,089
LCNB Corp.	861	15,386
Macatawa Bank Corp.*	2,858	14,290
MainSource Financial Group, Inc.	2,499	45,057
MB Financial, Inc.	6,565	210,671
Mercantile Bank Corp.	1,069	23,069
Merchants Bancshares, Inc.	688	23,048
Metro Bancorp, Inc.*	1,763	37,975
MetroCorp Bancshares, Inc.	1,929	29,070
Middleburg Financial Corp.	658	11,870
MidSouth Bancorp, Inc.	1,062	18,967
MidWestOne Financial Group, Inc.	818	22,250
National Bank Holdings Corp., Class A	5,363	114,768
National Bankshares, Inc./Virginia	880	32,463
National Penn Bancshares, Inc.	13,860	157,034
NBT Bancorp, Inc.	5,201	134,706

NewBridge Bancorp*	3,043	$22,822
Northrim BanCorp, Inc.	801	21,018
OFG Bancorp	22,395	388,329
Old National Bancorp/Indiana	12,188	187,330
OmniAmerican Bancorp, Inc.*	1,411	30,167
Pacific Continental Corp.	2,235	35,626
Pacific Premier Bancorp, Inc.*	2,057	32,377
PacWest Bancorp	4,533	191,383
Palmetto Bancshares, Inc.*	522	6,765
Park National Corp.	1,380	117,397
Park Sterling Corp.	5,518	39,399
Peapack-Gladstone Financial Corp.	987	18,852
Penns Woods Bancorp, Inc.	520	26,520
Peoples Bancorp, Inc./Ohio	6,002	135,105
Pinnacle Financial Partners, Inc.	4,171	135,683
Preferred Bank/California*	1,427	28,611
PrivateBancorp, Inc.	7,748	224,150
Prosperity Bancshares, Inc.	7,265	460,528
Renasant Corp.	3,643	114,609
Republic Bancorp, Inc./Kentucky, Class A	1,205	29,571
S&T Bancorp, Inc.	3,522	89,142
Sandy Spring Bancorp, Inc.	2,950	83,161
Seacoast Banking Corp. of Florida*	2,022	24,668
Sierra Bancorp	1,496	24,071
Simmons First National Corp., Class A	1,951	72,480
Southside Bancshares, Inc.	2,116	57,851
Southwest Bancorp, Inc./Oklahoma*	2,443	38,893
State Bank Financial Corp.	3,896	70,868
StellarOne Corp.	2,714	65,326
Sterling Financial Corp./Washington	4,072	138,774
Suffolk Bancorp*	1,412	29,370
Sun Bancorp, Inc./New Jersey*	4,846	17,058
Susquehanna Bancshares, Inc.	22,306	286,409
SY Bancorp, Inc.	1,705	54,424
Taylor Capital Group, Inc.*	2,124	56,456
Texas Capital Bancshares, Inc.*	4,900	304,780
Tompkins Financial Corp.	1,762	90,549
TowneBank/Virginia	3,213	49,448
Trico Bancshares	1,981	56,201
Tristate Capital Holdings, Inc.*	787	9,334
Trustmark Corp.	8,026	215,418
UMB Financial Corp.	4,265	274,154
Umpqua Holdings Corp.	13,463	257,682
Union First Market Bankshares Corp.	2,370	58,800
United Bankshares, Inc./West Virginia	5,316	167,188
United Community Banks, Inc./Georgia*	5,088	90,312
Univest Corp. of Pennsylvania	1,911	39,519
VantageSouth Bancshares, Inc.*	1,413	7,447
ViewPoint Financial Group, Inc.	4,771	130,964
Virginia Commerce Bancorp, Inc.*	3,309	56,220
Washington Banking Co.	1,803	31,967

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Washington Trust Bancorp, Inc.	1,704	$63,423
Webster Financial Corp.	10,781	336,152
WesBanco, Inc.	3,079	98,528
West Bancorp, Inc.	1,621	25,644
Westamerica Bancorp	3,254	183,721
Western Alliance Bancorp*	8,843	210,994
Wilshire Bancorp, Inc.	8,012	87,571
Wintrust Financial Corp.	4,433	204,450
Yadkin Financial Corp.*	1,731	29,496

		18,400,307

Consumer Finance (0.8%)
Cash America International, Inc.	3,386	129,684
Consumer Portfolio Services, Inc.*	884	8,301
DFC Global Corp.*	4,967	56,872
Encore Capital Group, Inc.*	637	32,016
EZCORP, Inc., Class A*	67,467	788,689
First Marblehead Corp.*	1,110	8,203
Green Dot Corp., Class A*	3,041	76,481
Imperial Holdings, Inc.*	2,095	13,701
JGWPT Holdings, Inc., Class A*	657	11,425
Nelnet, Inc., Class A	2,724	114,790
Nicholas Financial, Inc.	1,257	19,785
Regional Management Corp.*	43,317	1,469,746
Springleaf Holdings, Inc.*	1,633	41,282

		2,770,975

Diversified Financial Services (2.4%)
California First National Bancorp	315	4,756
CBOE Holdings, Inc.	5,400	280,584
Gain Capital Holdings, Inc.	1,464	10,995
Marlin Business Services Corp.	1,013	25,528
NewStar Financial, Inc.*	3,236	57,504
Onex Corp.	51,000	2,751,496
PHH Corp.*	6,804	165,677
PICO Holdings, Inc.*	2,781	64,269
Resource America, Inc., Class A	1,476	13,815
Texas Pacific Land Trust*	45,100	4,463,547

		7,838,171

Insurance (3.6%)
Ambac Financial Group, Inc.*	4,375	107,450
American Equity Investment Life
Holding Co.	7,064	186,348
AMERISAFE, Inc.	2,248	94,956
Amtrust Financial Services, Inc.	32,751	1,070,630
Argo Group International Holdings Ltd.	2,150	99,954
Arthur J. Gallagher & Co.	7,588	356,105
Aspen Insurance Holdings Ltd.	13,381	552,769
Assurant, Inc.	1,641	108,913
Baldwin & Lyons, Inc., Class B	1,141	31,172
Blue Capital Reinsurance Holdings Ltd.*	630	11,573
Citizens, Inc./Texas*	5,301	46,384
CNO Financial Group, Inc.	26,710	472,500
Crawford & Co., Class B	1,779	16,438
Donegal Group, Inc., Class A	879	13,976
Eastern Insurance Holdings, Inc.	685	16,776
EMC Insurance Group, Inc.	555	16,994
Employers Holdings, Inc.	1,083	34,277

Enstar Group Ltd.*	739	$102,654
FBL Financial Group, Inc., Class A	1,097	49,135
First American Financial Corp.	12,923	364,429
Fortegra Financial Corp.*	801	6,624
Global Indemnity plc*	875	22,138
Greenlight Capital Reinsurance Ltd., Class A*	40,316	1,359,052
Hallmark Financial Services, Inc.*	1,577	14,012
Hanover Insurance Group, Inc.	5,045	301,237
HCC Insurance Holdings, Inc.	6,029	278,178
Hilltop Holdings, Inc.*	7,383	170,769
Horace Mann Educators Corp.	4,737	149,405
Independence Holding Co.	976	13,166
Infinity Property & Casualty Corp.	690	49,508
Investors Title Co.	164	13,281
Kansas City Life Insurance Co.	502	23,965
Maiden Holdings Ltd.	5,115	55,907
Meadowbrook Insurance Group, Inc.	5,814	40,465
Montpelier Reinsurance Holdings Ltd.	23,481	683,297
National Interstate Corp.	616	14,168
National Western Life Insurance Co., Class A	247	55,217
Navigators Group, Inc.*	1,255	79,266
Old Republic International Corp.	41,248	712,353
OneBeacon Insurance Group Ltd., Class A	2,566	40,594
Phoenix Cos., Inc.*	722	44,331
Platinum Underwriters Holdings Ltd.	3,528	216,196
Primerica, Inc.	6,851	293,976
Protective Life Corp.	19,920	1,009,147
RLI Corp.	2,574	250,656
Safety Insurance Group, Inc.	1,534	86,364
Selective Insurance Group, Inc.	6,649	179,922
StanCorp Financial Group, Inc.	14,227	942,539
State Auto Financial Corp.	1,813	38,508
Stewart Information Services Corp.	2,604	84,031
Symetra Financial Corp.	9,763	185,106
Third Point Reinsurance Ltd.*	2,217	41,081
Tower Group International Ltd.	6,506	21,990
United Fire Group, Inc.	2,219	63,597
Universal Insurance Holdings, Inc.	2,676	38,748
Validus Holdings Ltd.	12,056	485,736

		11,817,963

Real Estate Investment Trusts (REITs) (4.4%)
Acadia Realty Trust (REIT)	5,389	133,809
AG Mortgage Investment Trust, Inc. (REIT)	3,314	51,831
Agree Realty Corp. (REIT)	1,789	51,917
American Assets Trust, Inc. (REIT)	4,042	127,040
American Capital Mortgage Investment Corp. (REIT)	6,503	113,542
American Realty Capital Properties, Inc. (REIT)	15,493	199,240
American Residential Properties, Inc. (REIT)*	1,675	28,743
AmREIT, Inc. (REIT)	2,311	38,825

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Anworth Mortgage Asset Corp. (REIT)	17,240	$72,580
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,450	72,312
Apollo Residential Mortgage, Inc. (REIT)	3,934	58,145
Ares Commercial Real Estate Corp. (REIT)	2,669	34,964
Armada Hoffler Properties, Inc. (REIT)	2,313	21,465
ARMOUR Residential REIT, Inc. (REIT)	44,962	180,298
Ashford Hospitality Prime, Inc. (REIT)	1,442	26,244
Ashford Hospitality Trust, Inc. (REIT)	7,211	59,707
Associated Estates Realty Corp. (REIT)	6,875	110,344
Aviv REIT, Inc. (REIT)	1,268	30,052
Campus Crest Communities, Inc. (REIT)	7,940	74,715
Capstead Mortgage Corp. (REIT)	11,581	139,898
Cedar Realty Trust, Inc. (REIT)	8,410	52,647
Chambers Street Properties (REIT)	28,355	216,916
Chatham Lodging Trust (REIT)	3,152	64,458
Chesapeake Lodging Trust (REIT)	5,818	147,137
Colony Financial, Inc. (REIT)	9,168	186,019
Cousins Properties, Inc. (REIT)	20,259	208,668
CubeSmart (REIT)	15,913	253,653
CyrusOne, Inc. (REIT)	2,351	52,498
CYS Investments, Inc. (REIT)	20,806	154,172
DCT Industrial Trust, Inc. (REIT)	34,706	247,454
DiamondRock Hospitality Co. (REIT)	23,518	271,633
DuPont Fabros Technology, Inc. (REIT)	4,217	104,202
Dynex Capital, Inc. (REIT)	6,840	54,720
EastGroup Properties, Inc. (REIT)	255	14,772
Education Realty Trust, Inc. (REIT)	13,422	118,382
Ellington Residential Mortgage REIT (REIT)	790	12,150
Empire State Realty Trust, Inc. (REIT), Class A	8,047	123,119
EPR Properties (REIT)	6,263	307,889
Equity Lifestyle Properties, Inc. (REIT)	32,000	1,159,360
Equity One, Inc. (REIT)	7,249	162,668
Excel Trust, Inc. (REIT)	5,539	63,089
FelCor Lodging Trust, Inc. (REIT)*	14,626	119,348
First Industrial Realty Trust, Inc. (REIT)	12,877	224,704
First Potomac Realty Trust (REIT)	6,913	80,398
Franklin Street Properties Corp. (REIT)	10,787	128,905
GEO Group, Inc. (REIT)	4,836	155,816
Getty Realty Corp. (REIT)	3,046	55,955

Gladstone Commercial Corp. (REIT)	1,785	$32,076
Glimcher Realty Trust (REIT)	1,906	17,840
Government Properties Income Trust (REIT)	6,552	162,817
Gramercy Property Trust, Inc. (REIT)*	7,301	41,981
Healthcare Realty Trust, Inc. (REIT)	7,125	151,834
Hersha Hospitality Trust (REIT)	23,997	133,663
Highwoods Properties, Inc. (REIT)	7,449	269,430
Hudson Pacific Properties, Inc. (REIT)	5,173	113,134
Inland Real Estate Corp. (REIT)	1,598	16,811
Invesco Mortgage Capital, Inc. (REIT)	16,457	241,589
Investors Real Estate Trust (REIT)	11,479	98,490
iStar Financial, Inc. (REIT)*	10,294	146,895
JAVELIN Mortgage Investment Corp. (REIT)	1,676	23,347
Kite Realty Group Trust (REIT)	15,660	102,886
LaSalle Hotel Properties (REIT)	12,460	384,516
Lexington Realty Trust (REIT)	20,741	211,766
LTC Properties, Inc. (REIT)	608	21,517
Medical Properties Trust, Inc. (REIT)	19,496	238,241
Monmouth Real Estate Investment Corp. (REIT), Class A	5,464	49,668
New Residential Investment Corp. (REIT)	30,319	202,531
New York Mortgage Trust, Inc. (REIT)	7,924	55,389
NorthStar Realty Finance Corp. (REIT)	34,728	467,092
One Liberty Properties, Inc. (REIT)	1,479	29,772
Parkway Properties, Inc./Maryland (REIT)	6,727	129,765
Pebblebrook Hotel Trust (REIT)	7,332	225,532
Pennsylvania Real Estate Investment Trust (REIT)	8,090	153,548
PennyMac Mortgage Investment Trust (REIT)	7,441	170,845
Physicians Realty Trust (REIT)	1,965	25,034
QTS Realty Trust, Inc. (REIT), Class A	1,376	34,097
RAIT Financial Trust (REIT)	8,109	72,738
Ramco-Gershenson Properties Trust (REIT)	7,977	125,558
Redwood Trust, Inc. (REIT)	9,887	191,511
Resource Capital Corp. (REIT)	15,203	90,154
Retail Opportunity Investments Corp. (REIT)	8,574	126,209
Rexford Industrial Realty, Inc. (REIT)	1,447	19,100
RLJ Lodging Trust (REIT)	14,903	362,441
Rouse Properties, Inc. (REIT)	76,629	1,700,398
Ryman Hospitality Properties, Inc. (REIT)	1,911	79,842

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Sabra Health Care REIT, Inc. (REIT)	2,626	$68,644
Select Income REIT (REIT)	2,691	71,957
Silver Bay Realty Trust Corp. (REIT)	1,924	30,765
Sovran Self Storage, Inc. (REIT)	360	23,461
STAG Industrial, Inc. (REIT)	5,135	104,703
Strategic Hotels & Resorts, Inc. (REIT)*	3,310	31,280
Summit Hotel Properties, Inc. (REIT)	9,416	84,744
Sunstone Hotel Investors, Inc. (REIT)	21,918	293,701
Terreno Realty Corp. (REIT)	2,911	51,525
UMH Properties, Inc. (REIT)	1,648	15,524
Urstadt Biddle Properties, Inc. (REIT), Class A	847	15,627
Washington Real Estate Investment Trust (REIT)	5,793	135,324
Western Asset Mortgage Capital Corp. (REIT)	2,991	44,506
Whitestone REIT (REIT)	2,446	32,703
Winthrop Realty Trust (REIT)	3,442	38,034
ZAIS Financial Corp. (REIT)	131	2,100

		14,131,058

Real Estate Management & Development (2.8%)
Alexander & Baldwin, Inc.	5,155	215,118
Altisource Residential Corp.	5,068	152,598
AV Homes, Inc.*	1,189	21,604
Consolidated-Tomoka Land Co.	709	25,730
Dream Unlimited Corp.*	191,770	3,043,582
Forestar Group, Inc.*	3,604	76,657
Howard Hughes Corp.*	44,600	5,356,460
Kennedy-Wilson Holdings, Inc.	6,137	136,548
RE/MAX Holdings, Inc., Class A*	992	31,813
Tejon Ranch Co.*	112	4,117

		9,064,227

Thrifts & Mortgage Finance (1.0%)
Astoria Financial Corp.	10,588	146,432
Banc of California, Inc.	2,002	26,847
Bank Mutual Corp.	5,706	39,999
BankFinancial Corp.	2,541	23,276
BBX Capital Corp., Class A*	868	13,541
Beneficial Mutual Bancorp, Inc.*	3,864	42,195
Berkshire Hills Bancorp, Inc.	2,965	80,855
Brookline Bancorp, Inc.	8,307	79,498
Capitol Federal Financial, Inc.	17,936	217,205
Charter Financial Corp./Maryland	2,773	29,865
Clifton Savings Bancorp, Inc.	1,026	13,133
Dime Community Bancshares, Inc.	3,865	65,396
Doral Financial Corp.*	767	12,011
ESB Financial Corp.	1,514	21,499
ESSA Bancorp, Inc.	819	9,468
Essent Group Ltd.*	2,285	54,977
EverBank Financial Corp.	9,670	177,348
Farmer Mac, Class C	1,265	43,326
First Defiance Financial Corp.	1,180	30,645

First Federal Bancshares of Arkansas, Inc.*	263	$2,288
First Financial Northwest, Inc.	1,726	17,899
Flagstar Bancorp, Inc.*	2,424	47,559
Fox Chase Bancorp, Inc.	1,516	26,348
Franklin Financial Corp./Virginia*	1,369	27,079
Hingham Institution for Savings	159	12,480
Home Bancorp, Inc.*	797	15,023
Home Loan Servicing Solutions Ltd.	8,581	197,106
HomeStreet, Inc.	1,583	31,660
Kearny Financial Corp.*	1,610	18,724
Meridian Interstate Bancorp, Inc.*	1,001	22,603
Meta Financial Group, Inc.	731	29,481
MGIC Investment Corp.*	17,621	148,721
NASB Financial, Inc.	489	14,768
Northfield Bancorp, Inc./New Jersey	5,484	72,389
Northwest Bancshares, Inc.	11,164	165,004
OceanFirst Financial Corp.	1,604	27,476
Oritani Financial Corp.	3,828	61,439
PennyMac Financial Services, Inc., Class A*	1,555	27,290
Provident Financial Holdings, Inc.	1,144	17,160
Provident Financial Services, Inc.	7,165	138,428
Radian Group, Inc.	15,006	211,885
Rockville Financial, Inc.	3,034	43,113
Sterling Bancorp/Delaware	9,974	133,352
Stonegate Mortgage Corp.*	979	16,183
Territorial Bancorp, Inc.	1,224	28,397
Tree.com, Inc.*	355	11,658
TrustCo Bank Corp.	66,194	475,273
United Community Financial Corp./Ohio*	6,294	22,470
United Financial Bancorp, Inc.	2,288	43,220
Walker & Dunlop, Inc.*	2,014	32,566
Waterstone Financial, Inc.*	924	10,256
Westfield Financial, Inc.	1,880	14,025
WSFS Financial Corp.	959	74,351

		3,365,190

Total Financials		73,747,384

Health Care (2.0%)
Biotechnology (0.2%)
ACADIA Pharmaceuticals, Inc.*	480	11,995
Agios Pharmaceuticals, Inc.*	110	2,634
Alnylam Pharmaceuticals, Inc.*	408	26,247
Arena Pharmaceuticals, Inc.*	3,136	18,346
ArQule, Inc.*	507	1,090
AVEO Pharmaceuticals, Inc.*	6,374	11,728
Bluebird Bio, Inc.*	117	2,455
Celldex Therapeutics, Inc.*	777	18,811
Curis, Inc.*	2,287	6,449
Cytokinetics, Inc.*	613	3,985
Cytori Therapeutics, Inc.*	1,839	4,726
Dynavax Technologies Corp.*	4,293	8,414
Emergent Biosolutions, Inc.*	2,778	63,866
Enzon Pharmaceuticals, Inc.	4,717	5,472
Geron Corp.*	15,820	74,987
Harvard Apparatus Regenerative Technology, Inc.*	745	3,539

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Idenix Pharmaceuticals, Inc.*	1,485	$8,880
ImmunoGen, Inc.*	2,415	35,428
Immunomedics, Inc.*	515	2,369
InterMune, Inc.*	745	10,974
Intrexon Corp.*	285	6,783
Lexicon Pharmaceuticals, Inc.*	2,203	3,965
Momenta Pharmaceuticals, Inc.*	991	17,521
NPS Pharmaceuticals, Inc.*	4,285	130,093
Onconova Therapeutics, Inc.*	109	1,251
Progenics Pharmaceuticals, Inc.*	1,237	6,593
Prothena Corp. plc*	1,684	44,660
PTC Therapeutics, Inc.*	140	2,376
Rigel Pharmaceuticals, Inc.*	10,693	30,475
SIGA Technologies, Inc.*	445	1,455
Spectrum Pharmaceuticals, Inc.*	7,747	68,561
Targacept, Inc.*	3,472	14,409
Vical, Inc.*	671	792
XOMA Corp.*	969	6,521

		657,850

Health Care Equipment & Supplies (1.0%)
Alphatec Holdings, Inc.*	7,561	15,198
Analogic Corp.	823	72,885
AngioDynamics, Inc.*	3,031	52,103
Anika Therapeutics, Inc.*	606	23,125
ArthroCare Corp.*	627	25,230
Biolase, Inc.*	350	990
CONMED Corp.	3,317	140,973
CryoLife, Inc.	3,082	34,179
Cutera, Inc.*	1,783	18,151
Cynosure, Inc., Class A*	1,543	41,167
Derma Sciences, Inc.*	1,676	18,134
Exactech, Inc.*	910	21,622
Greatbatch, Inc.*	2,853	126,217
Hill-Rom Holdings, Inc.	12,426	513,691
ICU Medical, Inc.*	158	10,066
Integra LifeSciences Holdings Corp.*	1,254	59,828
Invacare Corp.	3,778	87,687
Medical Action Industries, Inc.*	1,049	8,979
Merit Medical Systems, Inc.*	5,216	82,100
Natus Medical, Inc.*	1,534	34,515
Navidea Biopharmaceuticals, Inc.*	2,158	4,467
NuVasive, Inc.*	4,154	134,299
OraSure Technologies, Inc.*	6,800	42,772
Orthofix International N.V.*	2,386	54,449
Oxford Immunotec Global plc*	182	3,527
PhotoMedex, Inc.*	1,157	14,983
Rockwell Medical, Inc.*	4,052	42,303
RTI Surgical, Inc.*	6,891	24,394
Solta Medical, Inc.*	8,898	26,249
STAAR Surgical Co.*	302	4,889
STERIS Corp.	15,279	734,156
Symmetry Medical, Inc.*	4,561	45,975
Teleflex, Inc.	7,383	692,968
Tornier N.V.*	3,176	59,677
Wright Medical Group, Inc.*	4,850	148,944

		3,420,892

Health Care Providers & Services (0.6%)
Addus HomeCare Corp.*	591	$13,268
Alliance HealthCare Services, Inc.*	361	8,931
Almost Family, Inc.*	1,004	32,459
Amedisys, Inc.*	3,856	56,413
Amsurg Corp.*	2,709	124,397
BioScrip, Inc.*	5,454	40,360
Chindex International, Inc.*	1,170	20,393
Cross Country Healthcare, Inc.*	3,234	32,275
Ensign Group, Inc.	129	5,711
Five Star Quality Care, Inc.*	5,286	29,020
Hanger, Inc.*	2,351	92,488
HealthSouth Corp.	1,752	58,377
Healthways, Inc.*	1,467	22,519
Kindred Healthcare, Inc.	6,376	125,862
LHC Group, Inc.*	1,502	36,108
Magellan Health Services, Inc.*	3,219	192,850
National Healthcare Corp.	1,309	70,568
National Research Corp., Class A*	713	13,419
Owens & Minor, Inc.	5,991	219,031
PharMerica Corp.*	3,498	75,207
Select Medical Holdings Corp.	5,920	68,731
Skilled Healthcare Group, Inc., Class A*	198	953
Surgical Care Affiliates, Inc.*	691	24,075
Triple-S Management Corp., Class B*	2,550	49,572
Universal American Corp.	4,700	34,310
USMD Holdings, Inc.*	127	2,554
WellCare Health Plans, Inc.*	5,209	366,818

		1,816,669

Health Care Technology (0.0%)
Omnicell, Inc.*	1,842	47,026
Vocera Communications, Inc.*	419	6,541

		53,567

Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.*	8,475	72,631
Albany Molecular Research, Inc.*	2,847	28,698
Cambrex Corp.*	1,903	33,930
Harvard Bioscience, Inc.*	2,980	14,006
Pacific Biosciences of California, Inc.*	5,727	29,952

		179,217

Pharmaceuticals (0.1%)
Aratana Therapeutics, Inc.*	146	2,789
Cornerstone Therapeutics, Inc.*	997	9,461
Hi-Tech Pharmacal Co., Inc.*	893	38,747
Horizon Pharma, Inc.*	3,067	23,371
Impax Laboratories, Inc.*	8,201	206,173
Nektar Therapeutics*	4,388	49,804
Pernix Therapeutics Holdings*	2,083	5,249
Pozen, Inc.*	3,277	26,347
Sciclone Pharmaceuticals, Inc.*	1,759	8,865
XenoPort, Inc.*	4,513	25,950

		396,756

Total Health Care		6,524,951

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Industrials (17.7%)
Aerospace & Defense (1.0%)
AAR Corp.	33,817	$947,214
Aerovironment, Inc.*	2,270	66,125
American Science & Engineering, Inc.	796	57,240
API Technologies Corp.*	4,127	14,073
Cubic Corp.	2,204	116,063
Curtiss-Wright Corp.	5,620	349,733
DigitalGlobe, Inc.*	8,940	367,881
Ducommun, Inc.*	1,297	38,664
Engility Holdings, Inc.*	2,101	70,173
Erickson Air-Crane, Inc.*	140	2,911
Esterline Technologies Corp.*	3,748	382,146
GenCorp, Inc.*	1,623	29,246
KEYW Holding Corp.*	2,390	32,122
Kratos Defense & Security Solutions, Inc.*	5,383	41,341
LMI Aerospace, Inc.*	1,145	16,877
Moog, Inc., Class A*	4,923	334,469
National Presto Industries, Inc.*	508	40,894
Orbital Sciences Corp.*	7,168	167,014
Sparton Corp.*	1,243	34,742
Teledyne Technologies, Inc.*	3,075	282,470

		3,391,398

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	6,070	49,106
Atlas Air Worldwide Holdings, Inc.*	3,055	125,713
Pacer International, Inc.*	3,924	32,412
UTi Worldwide, Inc.	3,180	55,841
XPO Logistics, Inc.*	2,577	67,750

		330,822

Airlines (0.3%)
Hawaiian Holdings, Inc.*	6,364	61,285
JetBlue Airways Corp.*	27,945	238,930
Republic Airways Holdings, Inc.*	2,899	30,990
SkyWest, Inc.	38,500	570,955

		902,160

Building Products (1.0%)
Apogee Enterprises, Inc.	20,284	728,398
Gibraltar Industries, Inc.*	35,159	653,606
Griffon Corp.	5,111	67,516
Insteel Industries, Inc.	189	4,296
NCI Building Systems, Inc.*	432	7,577
Norcraft Cos., Inc.*	464	9,104
Ply Gem Holdings, Inc.*	198	3,570
Quanex Building Products Corp.	4,316	85,975
Simpson Manufacturing Co., Inc.	18,778	689,716
Universal Forest Products, Inc.	18,212	949,574

		3,199,332

Commercial Services & Supplies (2.5%)
ABM Industries, Inc.	6,551	187,293
ACCO Brands Corp.*	13,397	90,028
ARC Document Solutions, Inc.*	4,613	37,919
Brink’s Co.	1,703	58,140

Casella Waste Systems, Inc., Class A*	601	$3,486
CECO Environmental Corp.	1,066	17,237
Cenveo, Inc.*	3,478	11,964
CompX International, Inc.	102	1,436
Consolidated Graphics, Inc.*	846	57,054
Costa, Inc.*	91	1,978
Courier Corp.	1,376	24,892
Deluxe Corp.	2,120	110,643
EnerNOC, Inc.*	2,107	36,262
Ennis, Inc.	3,206	56,746
G&K Services, Inc., Class A	1,947	121,162
Heritage-Crystal Clean, Inc.*	98	2,008
HNI Corp.	313	12,154
Intersections, Inc.	1,132	8,818
Kimball International, Inc., Class B	3,946	59,308
Knoll, Inc.	1,890	34,606
McGrath RentCorp	12,535	498,893
Mine Safety Appliances Co.	10,582	541,904
Mobile Mini, Inc.*	67,104	2,763,343
Multi-Color Corp.	610	23,021
NL Industries, Inc.	795	8,888
Quad/Graphics, Inc.	2,906	79,130
Schawk, Inc.	17,679	262,887
SP Plus Corp.*	641	16,692
Steelcase, Inc., Class A	8,828	140,012
Swisher Hygiene, Inc.*	13,367	6,872
Team, Inc.*	50,000	2,117,000
Tetra Tech, Inc.*	7,201	201,484
TRC Cos., Inc.*	1,908	13,623
UniFirst Corp.	776	83,032
United Stationers, Inc.	4,846	222,383
Viad Corp.	2,343	65,089
West Corp.	879	22,599

		7,999,986

Construction & Engineering (1.3%)
Aegion Corp.*	4,050	88,655
Ameresco, Inc., Class A*	2,364	22,836
Argan, Inc.	1,701	46,880
Comfort Systems USA, Inc.	3,379	65,519
Dycom Industries, Inc.*	2,543	70,670
EMCOR Group, Inc.	17,042	723,262
Furmanite Corp.*	189,536	2,012,872
Granite Construction, Inc.	26,801	937,499
Great Lakes Dredge & Dock Corp.*	6,626	60,959
Layne Christensen Co.*	2,434	41,573
MYR Group, Inc.*	2,563	64,280
Northwest Pipe Co.*	1,145	43,235
Orion Marine Group, Inc.*	3,405	40,962
Pike Corp.*	1,478	15,622
Sterling Construction Co., Inc.*	1,894	22,217
Tutor Perini Corp.*	4,334	113,984

		4,371,025

Electrical Equipment (1.1%)
American Superconductor Corp.*	5,484	8,994
Brady Corp., Class A	18,695	578,236
Encore Wire Corp.	2,145	116,259
EnerSys, Inc.	4,592	321,853

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Franklin Electric Co., Inc.	11,519	$514,208
General Cable Corp.	9,003	264,778
Global Power Equipment Group, Inc.	1,897	37,124
GrafTech International Ltd.*	13,893	156,018
II-VI, Inc.*	6,021	105,970
LSI Industries, Inc.	2,636	22,854
Powell Industries, Inc.	7,055	472,615
Preformed Line Products Co.	288	21,070
Regal-Beloit Corp.	11,000	810,920
Revolution Lighting Technologies, Inc.*	345	1,182
Vicor Corp.*	2,216	29,739

		3,461,820

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	10,869	862,999

Machinery (3.5%)
Accuride Corp.*	410	1,529
Actuant Corp., Class A	8,794	322,212
Alamo Group, Inc.	864	52,436
Albany International Corp., Class A	2,793	100,353
American Railcar Industries, Inc.	1,164	53,253
Ampco-Pittsburgh Corp.	1,018	19,800
Astec Industries, Inc.	13,421	518,453
Barnes Group, Inc.	6,426	246,180
Briggs & Stratton Corp.	30,307	659,480
CIRCOR International, Inc.	1,971	159,217
Colfax Corp.*	12,000	764,280
Columbus McKinnon Corp.*	1,956	53,086
Commercial Vehicle Group, Inc.*	862	6,267
Douglas Dynamics, Inc.	278	4,676
Dynamic Materials Corp.	1,668	36,262
Energy Recovery, Inc.*	3,221	17,909
EnPro Industries, Inc.*	11,817	681,250
ESCO Technologies, Inc.	2,210	75,715
ExOne Co.*	109	6,590
Flow International Corp.*	4,848	19,586
FreightCar America, Inc.	1,456	38,759
Global Brass & Copper Holdings, Inc.	759	12,561
Gorman-Rupp Co.	636	21,261
Greenbrier Cos., Inc.*	2,889	94,875
Hardinge, Inc.	1,444	20,895
Hurco Cos., Inc.	773	19,333
Kadant, Inc.	1,297	52,554
Kennametal, Inc.	11,515	599,586
L.B. Foster Co., Class A	1,242	58,734
Lincoln Electric Holdings, Inc.	11,115	792,944
Lindsay Corp.	1,700	140,675
Lydall, Inc.*	2,128	37,495
Meritor, Inc.*	11,524	120,195
Miller Industries, Inc.	1,333	24,834
Mueller Industries, Inc.	9,992	629,596
Navistar International Corp.*	51,000	1,947,690
NN, Inc.	1,973	39,835
Nordson Corp.	1,200	89,160
Pentair Ltd. (Registered)	6,768	525,671
PMFG, Inc.*	2,655	24,028
Standex International Corp.	1,202	75,582

Tecumseh Products Co., Class A*	2,231	$20,191
Titan International, Inc.	1,573	28,283
Trinity Industries, Inc.	21,089	1,149,772
Twin Disc, Inc.	1,004	25,994
Wabash National Corp.*	49,114	606,558
Watts Water Technologies, Inc., Class A	6,658	411,930

		11,407,525

Marine (0.8%)
International Shipholding Corp.	672	19,824
Kirby Corp.*	26,000	2,580,500
Ultrapetrol Bahamas Ltd.*	2,517	9,413

		2,609,737

Professional Services (0.5%)
Acacia Research Corp.	4,304	62,580
CBIZ, Inc.*	4,065	37,073
CDI Corp.	1,709	31,668
CRA International, Inc.*	1,268	25,106
Franklin Covey Co.*	401	7,972
FTI Consulting, Inc.*	4,801	197,513
Heidrick & Struggles International, Inc.	2,208	44,469
Huron Consulting Group, Inc.*	2,405	150,842
ICF International, Inc.*	2,363	82,020
Insperity, Inc.	8,290	299,518
Kelly Services, Inc., Class A	3,058	76,266
Kforce, Inc.	299	6,118
Korn/Ferry International*	5,788	151,183
Navigant Consulting, Inc.*	6,045	116,064
Odyssey Marine Exploration, Inc.*	672	1,357
Pendrell Corp.*	17,146	34,463
Resources Connection, Inc.	4,731	67,795
RPX Corp.*	3,417	57,747
VSE Corp.	505	24,245

		1,473,999

Road & Rail (2.5%)
Arkansas Best Corp.	3,051	102,758
Celadon Group, Inc.	2,281	44,434
Genesee & Wyoming, Inc., Class A*	29,818	2,864,019
Heartland Express, Inc.	1,396	27,389
Marten Transport Ltd.	2,736	55,240
Patriot Transportation Holding, Inc.*	792	32,876
Quality Distribution, Inc.*	1,720	22,067
Roadrunner Transportation Systems, Inc.*	1,094	29,483
Saia, Inc.*	77,000	2,467,850
Vitran Corp., Inc.*‡	390,000	2,527,200
Werner Enterprises, Inc.	3,893	96,274
YRC Worldwide, Inc.*	1,064	18,482

		8,288,072

Trading Companies & Distributors (2.8%)
Aceto Corp.	2,693	67,352
Aircastle Ltd.	4,788	91,738
Applied Industrial Technologies, Inc.	3,252	159,641

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

CAI International, Inc.*	1,343	$31,654
DXP Enterprises, Inc.*	28,200	3,248,640
Houston Wire & Cable Co.	1,536	20,552
Kaman Corp.	1,151	45,729
Rush Enterprises, Inc., Class A*	80,546	2,388,189
TAL International Group, Inc.	50,153	2,876,275
Textainer Group Holdings Ltd.	1,727	69,460
Titan Machinery, Inc.*	2,104	37,493

		9,036,723

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,950	86,584

Total Industrials		57,422,182

Information Technology (3.8%)
Communications Equipment (0.5%)
ADTRAN, Inc.	2,431	65,661
Anaren, Inc.*	1,291	36,135
ARRIS Group, Inc.*	1,715	41,786
Aviat Networks, Inc.*	7,523	17,002
Bel Fuse, Inc., Class B	1,093	23,292
Black Box Corp.	1,842	54,892
Calix, Inc.*	702	6,767
Ciena Corp.*	3,247	77,701
Comtech Telecommunications Corp.	1,954	61,590
Digi International, Inc.*	3,228	39,123
Emulex Corp.*	9,444	67,619
Extreme Networks, Inc.*	11,334	79,338
Finisar Corp.*	11,221	268,406
Harmonic, Inc.*	12,101	89,305
Infinera Corp.*	1,470	14,377
KVH Industries, Inc.*	288	3,753
NETGEAR, Inc.*	4,574	150,668
Numerex Corp., Class A*	1,674	21,678
Oplink Communications, Inc.*	2,155	40,083
PC-Tel, Inc.	2,000	19,140
Plantronics, Inc.	443	20,577
Procera Networks, Inc.*	2,057	30,896
ShoreTel, Inc.*	6,259	58,084
Sonus Networks, Inc.*	23,702	74,661
Tessco Technologies, Inc.	615	24,797
ViaSat, Inc.*	2,835	177,613
Westell Technologies, Inc., Class A*	5,326	21,570

		1,586,514

Computers & Peripherals (0.1%)
Avid Technology, Inc.*	3,713	30,261
Cray, Inc.*	2,370	65,080
Electronics for Imaging, Inc.*	2,549	98,723
Fusion-io, Inc.*	2,799	24,939
Hutchinson Technology, Inc.*	2,863	9,162
Imation Corp.*	4,195	19,633
Immersion Corp.*	277	2,875
QLogic Corp.*	10,562	124,948
Quantum Corp.*	26,400	31,680
Super Micro Computer, Inc.*	3,884	66,649

		473,950

Electronic Equipment, Instruments & Components (1.3%)
Aeroflex Holding Corp.*	2,459	$15,983
Agilysys, Inc.*	1,715	23,873
Anixter International, Inc.	1,342	120,565
Audience, Inc.*	1,171	13,630
Belden, Inc.	609	42,904
Benchmark Electronics, Inc.*	27,976	645,686
Checkpoint Systems, Inc.*	5,030	79,323
Coherent, Inc.*	419	31,169
Control4 Corp.*	355	6,284
CTS Corp.	3,938	78,406
Daktronics, Inc.	3,536	55,444
Electro Rent Corp.	1,162	21,520
Electro Scientific Industries, Inc.	2,948	30,836
Fabrinet*	3,471	71,364
FARO Technologies, Inc.*	187	10,902
Gerber Scientific, Inc. (Escrow Shares)*†(b)	4,688	—
GSI Group, Inc.*	3,720	41,813
Ingram Micro, Inc., Class A*	15,007	352,064
Insight Enterprises, Inc.*	5,216	118,455
Itron, Inc.*	4,767	197,497
Kemet Corp.*	5,533	31,206
Littelfuse, Inc.	263	24,441
Measurement Specialties, Inc.*	230	13,959
Mercury Systems, Inc.*	3,966	43,428
Methode Electronics, Inc.	1,915	65,474
Multi-Fineline Electronix, Inc.*	10,580	146,956
Newport Corp.*	4,543	82,092
OSI Systems, Inc.*	180	9,560
Park Electrochemical Corp.	2,411	69,244
PC Connection, Inc.	1,132	28,130
Plexus Corp.*	4,044	175,065
RadiSys Corp.*	2,893	6,625
RealD, Inc.*	714	6,098
Richardson Electronics Ltd.	1,477	16,779
Rofin-Sinar Technologies, Inc.*	25,837	698,116
Rogers Corp.*	1,236	76,014
Sanmina Corp.*	9,813	163,877
ScanSource, Inc.*	3,292	139,680
SYNNEX Corp.*	3,161	213,051
TTM Technologies, Inc.*	6,535	56,070
Viasystems Group, Inc.*	493	6,744
Vishay Precision Group, Inc.*	1,554	23,139
Zygo Corp.*	2,029	29,989

		4,083,455

Internet Software & Services (0.3%)
Angie’s List, Inc.*	2,255	34,163
Bankrate, Inc.*	5,664	101,612
Bazaarvoice, Inc.*	2,614	20,703
Benefitfocus, Inc.*	162	9,354
Blucora, Inc.*	1,881	54,850
Cvent, Inc.*	224	8,151
Dealertrack Technologies, Inc.*	589	28,319
Demand Media, Inc.*	4,385	25,302
Digital River, Inc.*	3,992	73,852
EarthLink Holdings Corp.	12,706	64,419
Gogo, Inc.*	571	14,167
Internap Network Services Corp.*	6,547	49,234

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

IntraLinks Holdings, Inc.*	4,700	$56,917
Limelight Networks, Inc.*	6,866	13,595
Marchex, Inc., Class B*	2,790	24,134
Monster Worldwide, Inc.*	12,356	88,098
Perficient, Inc.*	3,550	83,141
QuinStreet, Inc.*	3,961	34,421
RealNetworks, Inc.*	3,019	22,794
Responsys, Inc.*	340	9,319
Shutterstock, Inc.*	288	24,085
TechTarget, Inc.*	1,547	10,612
Textura Corp.*	186	5,569
United Online, Inc.	1,620	22,291
Unwired Planet, Inc.*	739	1,020
Vocus, Inc.*	2,105	23,976

		904,098

IT Services (0.4%)
Acxiom Corp.*	6,632	245,251
CACI International, Inc., Class A*	2,765	202,453
CIBER, Inc.*	9,251	38,299
Convergys Corp.	12,570	264,599
CSG Systems International, Inc.	1,876	55,155
Global Cash Access Holdings, Inc.*	7,795	77,872
Hackett Group, Inc.	2,148	13,339
Lionbridge Technologies, Inc.*	450	2,682
Luxoft Holding, Inc.*	113	4,292
ManTech International Corp., Class A	2,769	82,876
ModusLink Global Solutions, Inc.*	4,723	27,063
MoneyGram International, Inc.*	1,977	41,082
PRGX Global, Inc.*	3,474	23,345
Sykes Enterprises, Inc.*	4,613	100,610
TeleTech Holdings, Inc.*	878	21,019
Unisys Corp.*	5,032	168,924

		1,368,861

Semiconductors & Semiconductor Equipment (0.9%)
Advanced Energy Industries, Inc.*	317	7,247
Alpha & Omega Semiconductor Ltd.*	2,171	16,738
Amkor Technology, Inc.*	8,449	51,792
ANADIGICS, Inc.*	9,976	18,356
ATMI, Inc.*	3,757	113,499
Axcelis Technologies, Inc.*	13,230	32,281
Brooks Automation, Inc.	7,715	80,930
CEVA, Inc.*	2,703	41,140
Cirrus Logic, Inc.*	4,472	91,363
Cohu, Inc.	23,925	251,212
Diodes, Inc.*	972	22,900
DSP Group, Inc.*	2,456	23,848
Entegris, Inc.*	14,145	164,082
Entropic Communications, Inc.*	11,056	52,074
FormFactor, Inc.*	6,595	39,702
GSI Technology, Inc.*	2,580	17,131
GT Advanced Technologies, Inc.*	2,481	21,634
Inphi Corp.*	2,009	25,916
Integrated Device Technology, Inc.*	11,006	112,151

Integrated Silicon Solution, Inc.*	3,439	$41,577
International Rectifier Corp.*	8,313	216,720
Intersil Corp., Class A	15,238	174,780
IXYS Corp.	3,014	39,092
Kopin Corp.*	8,252	34,823
Lattice Semiconductor Corp.*	9,969	54,929
LTX-Credence Corp.*	5,834	46,614
MA-COM Technology Solutions Holdings, Inc.*	104	1,767
Microsemi Corp.*	2,507	62,550
MKS Instruments, Inc.	6,325	189,370
MoSys, Inc.*	854	4,714
Nanometrics, Inc.*	939	17,888
NeoPhotonics Corp.*	2,462	17,382
OmniVision Technologies, Inc.*	5,814	100,001
Pericom Semiconductor Corp.*	2,874	25,464
Photronics, Inc.*	7,074	63,878
PLX Technology, Inc.*	413	2,718
PMC-Sierra, Inc.*	13,657	87,815
RF Micro Devices, Inc.*	4,392	22,663
Rubicon Technology, Inc.*	1,947	19,373
Rudolph Technologies, Inc.*	3,357	39,411
Sigma Designs, Inc.*	3,802	17,945
Spansion, Inc., Class A*	5,546	77,034
Supertex, Inc.*	1,213	30,386
Tessera Technologies, Inc.	6,214	122,478
TriQuint Semiconductor, Inc.*	17,767	148,177
Ultra Clean Holdings, Inc.*	2,780	27,883
Veeco Instruments, Inc.*	3,600	118,476

		2,989,904

Software (0.3%)
Accelrys, Inc.*	6,860	65,444
Actuate Corp.*	357	2,752
Aspen Technology, Inc.*	649	27,128
Cyan, Inc.*	772	4,084
Ebix, Inc.	1,017	14,970
EPIQ Systems, Inc.	3,624	58,745
ePlus, Inc.*	438	24,896
Gigamon, Inc.*	661	18,561
Glu Mobile, Inc.*	425	1,653
Mentor Graphics Corp.	11,418	274,831
Progress Software Corp.*	3,124	80,693
QAD, Inc., Class A	22	389
Sapiens International Corp. N.V.	2,098	16,176
SeaChange International, Inc.*	4,017	48,847
TeleCommunication Systems, Inc., Class A*	5,656	13,122
Telenav, Inc.*	2,207	14,544
TiVo, Inc.*	8,065	105,813
VASCO Data Security International, Inc.*	2,136	16,511
Vringo, Inc.*	6,736	19,939

		809,098

Total Information Technology		12,215,880

Materials (3.8%)
Chemicals (2.2%)
A. Schulman, Inc.	20,826	734,325
Arabian American Development Co.*	191	2,397

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Axiall Corp.	8,396	$398,306
Cabot Corp.	18,507	951,260
Chase Corp.	480	16,944
FutureFuel Corp.	2,077	32,817
GSE Holding, Inc.*	958	1,983
H.B. Fuller Co.	13,500	702,540
Innospec, Inc.	173	7,996
Intrepid Potash, Inc.*	6,494	102,865
KMG Chemicals, Inc.	182	3,074
Kraton Performance Polymers, Inc.*	3,826	88,189
LSB Industries, Inc.*	1,062	43,563
Marrone Bio Innovations, Inc.*	361	6,419
Minerals Technologies, Inc.	4,178	250,972
Olin Corp.	3,202	92,378
OM Group, Inc.*	3,526	128,382
Penford Corp.*	949	12,195
Quaker Chemical Corp.	1,175	90,557
RPM International, Inc.	19,841	823,600
Sensient Technologies Corp.	17,660	856,863
Stepan Co.	2,486	163,156
Taminco Corp.*	219	4,426
Tredegar Corp.	1,814	52,261
Valhi, Inc.	76,800	1,350,144
Zep, Inc.	1,730	31,417
Zoltek Cos., Inc.*	3,338	55,911

		7,004,940

Construction Materials (0.0%)
Texas Industries, Inc.*	189	12,999
United States Lime & Minerals, Inc.*	17	1,040

		14,039

Containers & Packaging (0.0%)
AptarGroup, Inc.	410	27,802
Myers Industries, Inc.	2,982	62,980
UFP Technologies, Inc.*	700	17,654

		108,436

Metals & Mining (1.5%)
A.M. Castle & Co.*	2,153	31,800
AK Steel Holding Corp.*	16,142	132,364
Allied Nevada Gold Corp.*	12,819	45,507
AMCOL International Corp.	2,686	91,270
Carpenter Technology Corp.	11,000	684,200
Century Aluminum Co.*	5,910	61,819
Coeur Mining, Inc.*	7,512	81,505
Commercial Metals Co.	14,051	285,657
Dominion Diamond Corp.*	10,000	143,600
First Quantum Minerals Ltd.	14,000	251,440
General Moly, Inc.*	7,299	9,781
Globe Specialty Metals, Inc.	7,229	130,194
Handy & Harman Ltd.*	99	2,397
Haynes International, Inc.	1,504	83,081
Hecla Mining Co.	33,996	104,708
Horsehead Holding Corp.*	6,045	97,989
Kaiser Aluminum Corp.	2,277	159,937
Materion Corp.	1,106	34,120
McEwen Mining, Inc.*	33,454	65,570
Molycorp, Inc.*	17,571	98,749

Noranda Aluminum Holding Corp.	4,113	$13,532
Olympic Steel, Inc.	840	24,343
Reliance Steel & Aluminum Co.	12,071	915,465
RTI International Metals, Inc.*	3,733	127,706
Schnitzer Steel Industries, Inc., Class A	2,898	94,678
Steel Dynamics, Inc.	36,100	705,394
Stillwater Mining Co.*	14,074	173,673
SunCoke Energy, Inc.*	8,358	190,646
Universal Stainless & Alloy Products, Inc.*	838	30,218
Walter Energy, Inc.	4,778	79,458

		4,950,801

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	513	26,932
Louisiana-Pacific Corp.*	4,575	84,683
Neenah Paper, Inc.	1,749	74,805
P.H. Glatfelter Co.	594	16,418
Resolute Forest Products, Inc.*	8,378	134,216
Schweitzer-Mauduit International, Inc.	1,068	54,970
Wausau Paper Corp.	281	3,563

		395,587

Total Materials		12,473,803

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.7%)
Cbeyond, Inc.*	3,217	22,197
Cincinnati Bell, Inc.*	16,618	59,160
Fairpoint Communications, Inc.*	548	6,198
Hawaiian Telcom Holdco, Inc.*	1,239	36,389
IDT Corp., Class B	207	3,699
inContact, Inc.*	616	4,811
Inteliquent, Inc.	2,509	28,653
Iridium Communications, Inc.*	7,856	49,179
magicJack VocalTec Ltd.*	749	8,928
ORBCOMM, Inc.*	4,416	27,997
Premiere Global Services, Inc.*	168,820	1,956,624
Straight Path Communications, Inc., Class B*	103	844
Towerstream Corp.*	1,831	5,420
Vonage Holdings Corp.*	18,592	61,911

		2,272,010

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,228	14,281
Leap Wireless International, Inc.*	4,957	86,252
NII Holdings, Inc.*	21,126	58,097
RingCentral, Inc., Class A*	661	12,143
Shenandoah Telecommunications Co.	318	8,163
USA Mobility, Inc.	2,436	34,786

		213,722

Total Telecommunication Services		2,485,732

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Utilities (1.8%)
Electric Utilities (0.8%)
ALLETE, Inc.	4,778	$238,327
Cleco Corp	7,261	338,508
El Paso Electric Co.	4,789	168,142
Empire District Electric Co.	5,027	114,063
IDACORP, Inc.	6,031	312,647
MGE Energy, Inc.	2,794	161,772
NRG Yield, Inc., Class A	2,678	107,147
Otter Tail Corp.	4,299	125,832
PNM Resources, Inc.	9,553	230,418
Portland General Electric Co.	9,103	274,911
UIL Holdings Corp.	6,767	262,221
Unitil Corp.	1,717	52,351
UNS Energy Corp.	4,667	279,320

		2,665,659

Gas Utilities (0.5%)
Chesapeake Utilities Corp.	1,136	68,183
Delta Natural Gas Co., Inc.	872	19,515
Laclede Group, Inc.	3,923	178,653
New Jersey Resources Corp.	5,016	231,940
Northwest Natural Gas Co.	3,251	139,208
Piedmont Natural Gas Co., Inc.	9,092	301,491
South Jersey Industries, Inc.	3,135	175,435
Southwest Gas Corp.	5,519	308,567
WGL Holdings, Inc.	6,206	248,612

		1,671,604

Independent Power Producers & Energy Traders (0.2%)
Atlantic Power Corp.	14,742	51,302
Dynegy, Inc.*	11,977	257,745
Genie Energy Ltd., Class B*	1,584	16,173
Ormat Technologies, Inc.	2,155	58,637
Pattern Energy Group, Inc.	2,205	66,834

		450,691

Multi-Utilities (0.2%)
Avista Corp.	7,124	200,825
Black Hills Corp.	5,356	281,244
NorthWestern Corp.	4,543	196,803

		678,872

Water Utilities (0.1%)
American States Water Co.	4,224	121,355
Artesian Resources Corp., Class A	927	21,275
California Water Service Group	5,696	131,407

Connecticut Water Service, Inc.	1,307	$46,412
Consolidated Water Co., Ltd.	1,805	25,450
Middlesex Water Co.	1,923	40,268
SJW Corp.	1,371	40,842
York Water Co.	407	8,518

		435,527

Total Utilities		5,902,353

Total Common Stocks (81.1%) (Cost $162,846,974)		263,102,222

INVESTMENT COMPANY:
Investment Company (0.0%)
JZ Capital Partners Ltd. (Cost $219,713)	32,000	237,264

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14* (Cost $—)	8,112	1,298

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%) Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*(b) (Cost $—)	1,449	—

Total Investments (81.1%) (Cost $163,066,687)		263,340,784
Other Assets Less Liabilities (18.9%)		61,179,023

Net Assets (100%)		$324,519,807

*	Non-income producing.
†	Securities (totaling $6,142 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
Vitran Corp., Inc.*	$4,495,500	$476,287	$5,130,777	$2,527,200	$—	$(1,110,640)

*	Not affiliated as of December 31, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	502	March-14	$55,310,558	$58,302,280	$2,991,722

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$60,940,437	$—	$—		$60,940,437
Consumer Staples	6,712,775	—	—		6,712,775
Energy	24,670,583	—	6,142		24,676,725
Financials	73,747,384	—	—		73,747,384
Health Care	6,524,951	—	—		6,524,951
Industrials	57,422,182	—	—		57,422,182
Information Technology	12,215,880	—	—	†	12,215,880
Materials	12,473,803	—	—		12,473,803
Telecommunication Services	2,485,732	—	—		2,485,732
Utilities	5,902,353	—	—		5,902,353
Futures	2,991,722	—	—		2,991,722
Investment Companies
Exchange Traded Funds (ETFs)	—	237,264	—		237,264
Rights
Energy	1,298	—	—		1,298
Warrants
Energy	—	—	—		—

Total Assets	$266,089,100	$237,264	$6,142		$266,332,506

Total Liabilities	$—	$—	$—		$—

Total	$266,089,100	$237,264	$6,142		$266,332,506

†	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	2,991,722	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,991,722

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	33,969,971	—	—	33,969,971
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$33,969,971	$—	$—	$33,969,971

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	314,855	—	—	314,855
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$314,855	$—	$—	$314,855

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of $96,986,000 for the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 2,991,722	(c)	$—	$—	$2,991,722

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$71,333,992
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$132,326,117

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,710,892
Aggregate gross unrealized depreciation	(9,539,596)

Net unrealized appreciation	$100,171,296

Federal income tax cost of investments	$163,169,488

The Portfolio has a net capital loss carryforward of $297,533,159 of which $38,003,578 expires in the year 2016 and $259,529,581 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $75,848,675 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $163,066,687)	$263,340,784
Cash	58,327,721
Cash held as collateral at broker	2,591,000
Dividends, interest and other receivables	339,031
Receivable for securities sold	253,890
Due from broker for futures variation margin	240,958
Receivable from Separate Accounts for Trust shares sold	22,144
Other assets	1,737

Total assets	325,117,265

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	239,884
Investment management fees payable	193,063
Administrative fees payable	73,049
Distribution fees payable - Class B	40,347
Payable for securities purchased	14,844
Trustees’ fees payable	4,675
Distribution fees payable - Class A	3,554
Accrued expenses	28,042

Total liabilities	597,458

NET ASSETS	$324,519,807

Net assets were comprised of:
Paid in capital	$521,954,563
Accumulated undistributed net investment income (loss)	1,089,770
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(301,790,345)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	103,265,819

Net assets	$324,519,807

Class A
Net asset value, offering and redemption price per share, $17,118,542 / 1,058,450 shares outstanding (unlimited amount authorized: $0.001 par value)	$16.17

Class B
Net asset value, offering and redemption price per share, $194,185,488 / 12,000,491 shares outstanding (unlimited amount authorized: $0.001 par value)	$16.18

Class K
Net asset value, offering and redemption price per share, $113,215,777 / 6,999,931 shares outstanding (unlimited amount authorized: $0.001 par value)	$16.17

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $6,831 foreign withholding tax)	$7,955,762
Interest	96,500

Total income	8,052,262

EXPENSES
Investment management fees	4,459,267
Distribution fees - Class B	999,422
Administrative fees	819,452
Custodian fees	105,900
Printing and mailing expenses	99,461
Professional fees	68,322
Distribution fees - Class A	37,638
Trustees’ fees	12,810
Miscellaneous	8,975

Gross expenses	6,611,247
Less: Waiver from investment manager	(58,759)
Fees paid indirectly	(10,625)

Net expenses	6,541,863

NET INVESTMENT INCOME (LOSS)	1,510,399

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(1,110,640) of realized gain (loss) from affiliates)	148,861,021
Futures	33,969,971
Foreign currency transactions	(7,025)

Net realized gain (loss)	182,823,967

Change in unrealized appreciation (depreciation) on:
Investments	13,588,888
Futures	314,855
Foreign currency translations	129

Net change in unrealized appreciation (depreciation)	13,903,872

NET REALIZED AND UNREALIZED GAIN (LOSS)	196,727,839

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$198,238,238

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,510,399	$2,526,652
Net realized gain (loss) on investments, futures and foreign currency transactions	182,823,967	49,392,589
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	13,903,872	52,797,243

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198,238,238	104,716,484

DIVIDENDS:
Dividends from net investment income
Class A	(82,825)	(71,275)
Class B	(943,056)	(3,051,817)
Class K	(826,884)	(787,164)

TOTAL DIVIDENDS	(1,852,765)	(3,910,256)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 92,142 and 60,321 shares, respectively ]	1,273,112	643,332
Capital shares issued in reinvestment of dividends [ 5,307 and 6,240 shares, respectively ]	82,825	71,275
Capital shares repurchased [ (141,881) and (143,919) shares, respectively ]	(1,990,171)	(1,531,901)
Capital shares repurchased in-kind (Note 10)[ 0 # and 0 shares, respectively ]	(2)	—

Total Class A transactions	(634,236)	(817,294)

Class B
Capital shares sold [ 3,492,189 and 2,946,289 shares, respectively ]	46,490,489	30,765,682
Capital shares issued in reinvestment of dividends [ 60,398 and 266,952 shares, respectively ]	943,056	3,051,817
Capital shares repurchased [ (6,180,857) and (8,480,618) shares, respectively ]	(82,329,373)	(91,433,179)
Capital shares repurchased in-kind (Note 10)[ (31,923,931) and 0 shares, respectively ]	(455,552,580)	—

Total Class B transactions	(490,448,408)	(57,615,680)

Class K
Capital shares sold [ 23,307 and 31,842 shares, respectively ]	325,458	355,605
Capital shares issued in reinvestment of dividends [ 52,987 and 68,918 shares, respectively ]	826,884	787,164
Capital shares repurchased [ (1,543,823) and (6,922,957) shares, respectively ]	(22,386,767)	(73,098,149)
Capital shares repurchased in-kind (Note 10)[ (12) and 0 shares, respectively ]	(168)	—

Total Class K transactions	(21,234,593)	(71,955,380)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(512,317,237)	(130,388,354)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(315,931,764)	(29,582,126)
NET ASSETS:
Beginning of year	640,451,571	670,033,697

End of year (a)	$324,519,807	$640,451,571

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,089,770	$1,191,415

# Number of shares is less than 0.5

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013	2012	2011		2010	2009
Net asset value, beginning of year	$11.40	$9.81	$10.79		$8.67	$6.92

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.04 (e)	0.01	(e)	0.04 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.76	1.61	(0.96)		2.12	1.77

Total from investment operations	4.85	1.65	(0.95)		2.16	1.85

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.03)		(0.04)	(0.10)

Net asset value, end of year	$16.17	$11.40	$9.81		$10.79	$8.67

Total return	42.56%	16.87%	(8.79)%		24.93%	26.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,119	$12,577	$11,573		$227,924	$201,332
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.30%	1.30%	1.02%		1.03%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.30%	1.30%	1.01%		1.03%	0.77%
Before waivers, reimbursements and fees paid indirectly (f)	1.33%	1.30%	1.03%		1.04%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.62%	0.37%	0.12%		0.45%	0.82%
After waivers, reimbursements and fees paid indirectly (f)	0.62%	0.37%	0.12%		0.45%	1.09%
Before waivers, reimbursements and fees paid indirectly (f)	0.59%	0.37%	0.11%		0.44%	0.82%
Portfolio turnover rate	17%	14%	63%		20%	63%

	Year Ended December 31,
Class B	2013	2012	2011		2010	2009
Net asset value, beginning of year	$11.41	$9.81	$10.79		$8.68	$6.93

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.04 (e)	—	#(e)	0.02 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.83	1.62	(0.97)		2.10	1.77

Total from investment operations	4.85	1.66	(0.97)		2.12	1.83

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.01)		(0.01)	(0.08)

Net asset value, end of year	$16.18	$11.41	$9.81		$10.79	$8.68

Total return	42.52%	16.97%	(9.01)%		24.48%	26.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$194,185	$531,314	$508,540		$645,864	$581,340
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.30%	1.30%	1.27%		1.28%	1.30%
After waivers, reimbursements and fees paid indirectly (f)	1.30%	1.30%	1.26	%(c)	1.28%	1.03%
Before waivers, reimbursements and fees paid indirectly (f)	1.33%	1.30%	1.28%		1.29%	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.13%	0.36%	—	%‡‡	0.20%	0.60%
After waivers, reimbursements and fees paid indirectly (f)	0.13%	0.36%	—	%‡‡	0.20%	0.87%
Before waivers, reimbursements and fees paid indirectly (f)	0.12%	0.36%	(0.01)%		0.19%	0.60%
Portfolio turnover rate	17%	14%	63%		20%	63%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$11.40	$9.81	$9.38

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.06	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.78	1.62	0.44

Total from investment operations	4.89	1.68	0.46

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.03)

Net asset value, end of period	$16.17	$11.40	$9.81

Total return (b)	42.92%	17.16%	4.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$113,216	$96,562	$149,921
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05%	1.05%	1.04%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.05%	1.05%	1.04%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.08%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.81%	0.56%	0.60%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.81%	0.56%	0.60%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	0.56%	0.60%
Portfolio turnover rate	17%	14%	63%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Percent shown is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Allianz Global Investors U.S. LLC

➢	AXA Equitable Funds Management Group, LLC

➢	SSgA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	35.61%	22.43%	8.12%
Portfolio – Class B Shares*	35.57	22.27	7.91
Portfolio – Class K Shares**	36.41	N/A	24.20
S&P North American Technology Sector Index	34.57	23.09	7.92
Russell 1000® Index	33.11	18.59	7.78
* Date of inception 12/31/01. ** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 35.61% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P North American Technology Sector Index returned 34.57% and the Russell 1000® Index returned 33.11%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

For the year, sector allocation was the primary driver of outperformance. Positive results came from underweights to the Computers & Peripherals industry and the IT Services sector and from an out-of-benchmark allocation to the Automobiles sector.

•

Electric vehicle and powertrain manufacturer Tesla Motors, Inc. was the largest contributor to active returns during the year. Tesla’s share price rose over the period amid reports of strong demand for the company’s flagship Model S sedan.

•

Social networking website operator Facebook, Inc. surged on reports indicating the company’s efforts on mobile are driving increases in user engagement and marketers are taking notice. Marketers have shifted ad dollars toward Facebook’s solutions, which helped the company grow its share of the mobile ad market.

What hurt performance during the year:

•

On the negative side, data-storage computer and software maker Fusion-io, Inc. was a detractor. The company’s shares fell over the period as expectations of a pickup in enterprise spending continued to be pushed-out and competition from lower priced products wore on operating margins. In addition, the departure of several key members of management over the year weighed on investor sentiment.

•	Other top active detractors during the period included underweight positions in PC maker Hewlett-Packard Co., software and services company Microsoft Corp. and Internet search provider Google, Inc.

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	69.5%
Mutual Funds	19.5
Consumer Discretionary	8.7
Industrials	0.5
Telecommunication Services	0.3
Health Care	0.1
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class A
Actual	$1,000.00	$1,227.97	$7.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.13	7.14
Class B
Actual	1,000.00	1,227.90	7.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.13	7.14
Class K
Actual	1,000.00	1,229.84	6.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.39	5.87

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.40%, 1.40% and 1.15%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.7%)
Automobiles (1.0%)
Tesla Motors, Inc.*	51,254	$7,707,576
Toyota Motor Corp. (ADR)	964	117,531

		7,825,107

Household Durables (0.2%)
Harman International Industries, Inc.	15,830	1,295,686

Internet & Catalog Retail (7.4%)
Amazon.com, Inc.*	69,736	27,810,019
Ctrip.com International Ltd. (ADR)*	11,130	552,271
Expedia, Inc.	6,206	432,310
Groupon, Inc.*	23,262	273,794
HomeAway, Inc.*	3,672	150,111
Netflix, Inc.*	16,510	6,078,487
priceline.com, Inc.*	12,037	13,991,809
Rakuten, Inc.	266,500	3,957,896
Shutterfly, Inc.*	2,000	101,860
TripAdvisor, Inc.*	6,676	552,973
Vipshop Holdings Ltd. (ADR)*	8,635	722,577
zulily, Inc., Class A*	5,206	215,684

		54,839,791

Media (0.1%)
CyberAgent, Inc.	21,100	857,544

Total Consumer Discretionary		64,818,128

Health Care (0.1%)
Health Care Technology (0.1%)
M3, Inc.	376	940,803

Total Health Care		940,803

Industrials (0.5%)
Commercial Services & Supplies (0.2%)
ADT Corp.	34,045	1,377,801

Construction & Engineering (0.1%)
Quanta Services, Inc.*	32,740	1,033,274

Professional Services (0.2%)
Equifax, Inc.	6,425	443,903
Huron Consulting Group, Inc.*	16,705	1,047,738

		1,491,641

Total Industrials		3,902,716

Information Technology (69.5%)
Communications Equipment (6.5%)
AAC Technologies Holdings, Inc.	168,500	818,130
ADTRAN, Inc.	3,700	99,937
Alcatel-Lucent (ADR)*	1,969,311	8,664,968
ARRIS Group, Inc.*	6,700	163,246
Aruba Networks, Inc.*	162,485	2,908,482
BlackBerry Ltd.*	30,752	229,103
Brocade Communications Systems, Inc.*	26,400	234,168
Calix, Inc.*	36,500	351,860
Ciena Corp.*	5,800	138,794
Cisco Systems, Inc.	476,345	10,693,945

EchoStar Corp., Class A*	2,600	$129,272
F5 Networks, Inc.*	9,590	871,347
Finisar Corp.*	5,900	141,128
Harris Corp.	6,500	453,765
Infinera Corp.*	6,800	66,504
InterDigital, Inc.	2,600	76,674
Ixia*	3,500	46,585
JDS Uniphase Corp.*	14,800	192,104
Juniper Networks, Inc.*	99,265	2,240,411
Motorola Solutions, Inc.	13,942	941,085
NETGEAR, Inc.*	2,100	69,174
Palo Alto Networks, Inc.*	23,936	1,375,602
Plantronics, Inc.	2,800	130,060
Polycom, Inc.*	7,962	89,413
QUALCOMM, Inc.	221,595	16,453,429
Riverbed Technology, Inc.*	10,328	186,730
ViaSat, Inc.*	2,500	156,625

		47,922,541

Computers & Peripherals (11.4%)
3D Systems Corp.*	5,700	529,701
Advantech Co., Ltd.	108,000	748,301
Apple, Inc.	72,044	40,424,609
Diebold, Inc.	3,800	125,438
Electronics for Imaging, Inc.*	2,700	104,571
EMC Corp.	202,610	5,095,641
Fusion-io, Inc.*	4,683	41,726
Hewlett-Packard Co.	116,600	3,262,468
Lenovo Group Ltd.	3,573,000	4,345,123
Lexmark International, Inc., Class A	4,000	142,080
NCR Corp.*	10,100	344,006
NEC Corp.	22,000	49,511
NetApp, Inc.	20,578	846,579
QLogic Corp.*	5,000	59,150
SanDisk Corp.	117,770	8,307,496
Seagate Technology plc	145,815	8,188,970
Stratasys Ltd.*	3,885	523,310
Synaptics, Inc.*	2,000	103,620
Western Digital Corp.	138,670	11,634,413

		84,876,713

Electronic Equipment, Instruments & Components (2.1%)
Amphenol Corp., Class A	9,507	847,834
Anixter International, Inc.	1,600	143,744
Arrow Electronics, Inc.*	6,100	330,925
Avnet, Inc.	8,200	361,702
AVX Corp.	2,800	39,004
Belden, Inc.	2,600	183,170
Benchmark Electronics, Inc.*	3,500	80,780
CDW Corp.	2,296	53,635
Celestica, Inc.*	9,600	99,840
Cognex Corp.*	5,200	198,536
Coherent, Inc.*	1,500	111,585
Corning, Inc.	87,900	1,566,378
Delta Electronics, Inc.	97,000	553,291
Dolby Laboratories, Inc., Class A*	2,763	106,541
FEI Co.	2,500	223,400
FLIR Systems, Inc.	8,308	250,071
Hirose Electric Co., Ltd.	12,900	1,834,982
Ingram Micro, Inc., Class A*	9,000	211,140
InvenSense, Inc.*	3,184	66,164

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

IPG Photonics Corp.*	1,900	$147,459
Itron, Inc.*	2,300	95,289
Jabil Circuit, Inc.	11,500	200,560
Keyence Corp.	4,200	1,794,701
Littelfuse, Inc.	1,400	130,102
Murata Manufacturing Co., Ltd.	10,700	948,989
National Instruments Corp.	11,400	365,028
Omron Corp.	32,400	1,429,095
OSI Systems, Inc.*	1,100	58,421
Plexus Corp.*	2,200	95,238
RealD, Inc.*	3,000	25,620
Rofin-Sinar Technologies, Inc.*	1,700	45,934
Sanmina Corp.*	5,500	91,850
Sunny Optical Technology Group Co. Ltd.	659,435	641,211
SYNNEX Corp.*	1,600	107,840
TE Connectivity Ltd.	25,011	1,378,356
Tech Data Corp.*	2,200	113,520
Trimble Navigation Ltd.*	15,700	544,790
Universal Display Corp.*	2,700	92,772
Vishay Intertechnology, Inc.*	8,500	112,710

		15,682,207

Internet Software & Services (16.1%)
Akamai Technologies, Inc.*	41,020	1,935,324
AOL, Inc.*	4,649	216,736
Autohome, Inc. (ADR)*	1,280	46,835
Bankrate, Inc.*	2,583	46,339
Cornerstone OnDemand, Inc.*	2,792	148,925
CoStar Group, Inc.*	1,700	313,786
Dealertrack Technologies, Inc.*	2,800	134,624
Demandware, Inc.*	1,632	104,644
eBay, Inc.*	114,730	6,297,530
Equinix, Inc.*	3,000	532,350
Facebook, Inc., Class A*	425,732	23,270,511
Google, Inc., Class A*	38,472	43,115,955
IAC/InterActiveCorp.	4,600	315,974
j2 Global, Inc.	2,600	130,026
LinkedIn Corp., Class A*	12,174	2,639,689
Liquidity Services, Inc.*	1,600	36,256
NetEase, Inc. (ADR)	67,395	5,297,247
NIC, Inc.	3,600	89,532
OpenTable, Inc.*	1,300	103,181
Pandora Media, Inc.*	109,479	2,912,141
Rackspace Hosting, Inc.*	7,000	273,910
Renren, Inc. (ADR)*	878	2,678
Shutterstock, Inc.*	637	53,272
SINA Corp.*	43,825	3,692,256
SouFun Holdings Ltd. (ADR)	81,215	6,692,928
Tencent Holdings Ltd.	100,100	6,384,775
ValueClick, Inc.*	3,600	84,132
VeriSign, Inc.*	7,800	466,284
Web.com Group, Inc.*	2,722	86,532
WebMD Health Corp.*	2,382	94,089
Yahoo!, Inc.*	225,960	9,137,822
Yandex N.V., Class A*	40,410	1,743,692
Yelp, Inc.*	52,189	3,598,432
Zillow, Inc., Class A*	1,387	113,360

		120,111,767

IT Services (10.2%)
Accenture plc, Class A	63,503	5,221,217

Acxiom Corp.*	4,200	$155,316
Alliance Data Systems Corp.*	9,814	2,580,395
Automatic Data Processing, Inc.	48,626	3,929,467
Booz Allen Hamilton Holding Corp.	2,565	49,120
Broadridge Financial Solutions, Inc.	7,000	276,640
CACI International, Inc., Class A*	1,400	102,508
Cardtronics, Inc.*	2,600	112,970
Cognizant Technology Solutions Corp., Class A*	44,808	4,524,712
Computer Sciences Corp.	33,855	1,891,817
Convergys Corp.	6,200	130,510
CoreLogic, Inc.*	5,800	206,074
DST Systems, Inc.	1,800	163,332
EPAM Systems, Inc.*	1,467	51,257
Euronet Worldwide, Inc.*	2,800	133,980
EVERTEC, Inc.	3,083	76,027
Fidelity National Information Services, Inc.	17,650	947,452
Fiserv, Inc.*	45,550	2,689,727
FleetCor Technologies, Inc.*	4,442	520,469
Gartner, Inc.*	5,700	404,985
Genpact Ltd.*	67,329	1,236,834
Global Payments, Inc.	4,500	292,455
Heartland Payment Systems, Inc.	23,305	1,161,521
iGATE Corp.*	1,800	72,288
International Business Machines Corp.	61,700	11,573,069
Jack Henry & Associates, Inc.	5,200	307,892
Leidos Holdings, Inc.	4,325	201,069
Lender Processing Services, Inc.	5,300	198,114
ManTech International Corp., Class A	1,400	41,902
MasterCard, Inc., Class A	15,882	13,268,776
MAXIMUS, Inc.	4,000	175,960
NeuStar, Inc., Class A*	3,954	197,146
Paychex, Inc.	19,700	896,941
QIWI plc (ADR)	2,000	112,000
Sapient Corp.*	6,600	114,576
Science Applications International Corp.	2,642	87,371
SCSK Corp.	30,000	785,396
Syntel, Inc.*	1,000	90,950
TeleTech Holdings, Inc.*	1,300	31,122
Teradata Corp.*	9,995	454,673
Total System Services, Inc.	10,200	339,456
Unisys Corp.*	2,700	90,639
Vantiv, Inc., Class A*	7,420	241,966
VeriFone Systems, Inc.*	6,600	177,012
Visa, Inc., Class A	77,780	17,320,050
Western Union Co	105,955	1,827,724
WEX, Inc.*	4,733	468,709

		75,933,586

Office Electronics (0.1%)
Xerox Corp.	70,054	852,557
Zebra Technologies Corp., Class A*	3,100	167,648

		1,020,205

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (10.9%)
Advanced Micro Devices, Inc.*	38,200	$147,834
Altera Corp.	19,500	634,335
Analog Devices, Inc.	25,675	1,307,628
Applied Materials, Inc.	288,430	5,102,327
ASM Pacific Technology Ltd.	34,200	286,239
ASML Holding N.V.	10,364	971,107
Atmel Corp.*	25,500	199,665
Avago Technologies Ltd.	95,340	5,042,532
Broadcom Corp., Class A	56,575	1,677,449
Cabot Microelectronics Corp.*	1,400	63,980
Cavium, Inc.*	3,200	110,432
Cirrus Logic, Inc.*	3,800	77,634
Cree, Inc.*	7,345	459,577
Cypress Semiconductor Corp.*	8,926	93,723
Diodes, Inc.*	2,200	51,832
Entegris, Inc.*	7,600	88,160
Fairchild Semiconductor International, Inc.*	8,000	106,800
First Solar, Inc.*	4,300	234,952
Freescale Semiconductor Ltd.*	3,141	50,413
Hittite Microwave Corp.*	1,700	104,941
Integrated Device Technology, Inc.*	8,200	83,558
Intel Corp.	523,390	13,587,204
International Rectifier Corp.*	11,015	287,161
Intersil Corp., Class A	7,900	90,613
KLA-Tencor Corp.	10,000	644,600
Lam Research Corp.*	100,310	5,461,879
Linear Technology Corp.	14,200	646,810
LSI Corp.	32,300	355,946
Marvell Technology Group Ltd.	24,500	352,310
Maxim Integrated Products, Inc.	30,775	858,930
MediaTek, Inc.	415,000	6,175,533
Microchip Technology, Inc.	11,900	532,525
Micron Technology, Inc.*	402,835	8,765,689
Microsemi Corp.*	5,600	139,720
MKS Instruments, Inc.	3,200	95,808
Montage Technology Group Ltd.*	4,590	74,863
NVIDIA Corp.	35,200	563,904
NXP Semiconductor N.V.*	110,980	5,097,311
OmniVision Technologies, Inc.*	3,568	61,370
ON Semiconductor Corp.*	28,141	231,882
PMC-Sierra, Inc.*	13,000	83,590
Power Integrations, Inc.	1,900	106,058
Rambus, Inc.*	7,400	70,078
RF Micro Devices, Inc.*	15,300	78,948
Semtech Corp.*	4,300	108,704
Silicon Laboratories, Inc.*	11,800	511,058
SK Hynix, Inc.*	64,330	2,243,184
Skyworks Solutions, Inc.*	11,100	317,016
Spansion, Inc., Class A*	2,700	37,503
SunEdison, Inc.*	15,002	195,776
SunPower Corp.*	99,716	2,972,534
Taiwan Semiconductor Manufacturing Co., Ltd.	768,000	2,718,607
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	155,320	2,708,781
Teradyne, Inc.*	11,500	202,630
Tessera Technologies, Inc.	3,000	59,130
Texas Instruments, Inc.	156,455	6,869,939

TriQuint Semiconductor, Inc.*	10,400	$86,736
Veeco Instruments, Inc.*	2,500	82,275
Xilinx, Inc.	16,100	739,312

		81,111,035

Software (12.2%)
ACI Worldwide, Inc.*	2,300	149,500
Activision Blizzard, Inc.	150,402	2,681,668
Adobe Systems, Inc.*	78,000	4,670,640
Advent Software, Inc.	2,000	69,980
ANSYS, Inc.*	5,600	488,320
Aspen Technology, Inc.*	131,053	5,478,015
Autodesk, Inc.*	38,600	1,942,738
Blackbaud, Inc.	2,900	109,185
BroadSoft, Inc.*	1,733	47,380
CA, Inc.	20,000	673,000
Cadence Design Systems, Inc.*	66,400	930,928
Citrix Systems, Inc.*	11,400	721,050
CommVault Systems, Inc.*	2,600	194,688
Compuware Corp.	13,000	145,730
Concur Technologies, Inc.*	2,900	299,222
Electronic Arts, Inc.*	18,800	431,272
FactSet Research Systems, Inc.	2,500	271,450
Fair Isaac Corp.	2,100	131,964
Fortinet, Inc.*	7,800	149,214
Guidewire Software, Inc.*	3,985	195,544
Infoblox, Inc.*	2,888	95,362
Informatica Corp.*	6,300	261,450
Intuit, Inc.	38,775	2,959,308
Jive Software, Inc.*	1,812	20,385
Manhattan Associates, Inc.*	1,200	140,976
Mavenir Systems, Inc.*	41,540	463,586
Mentor Graphics Corp.	6,000	144,420
MICROS Systems, Inc.*	9,700	556,489
Microsoft Corp.	811,370	30,369,579
MicroStrategy, Inc., Class A*	600	74,544
NetScout Systems, Inc.*	2,400	71,016
NetSuite, Inc.*	1,800	185,436
Nuance Communications, Inc.*	15,300	232,560
Open Text Corp.	3,484	320,389
Oracle Corp.	236,170	9,035,864
Pegasystems, Inc.	1,200	59,016
Progress Software Corp.*	3,404	87,925
PTC, Inc.*	7,462	264,080
Qlik Technologies, Inc.*	4,900	130,487
RealPage, Inc.*	2,400	56,112
Red Hat, Inc.*	11,600	650,064
Rovi Corp.*	5,927	116,703
Salesforce.com, Inc.*	218,030	12,033,076
ServiceNow, Inc.*	109,249	6,119,036
SolarWinds, Inc.*	4,000	151,320
Solera Holdings, Inc.	4,269	302,074
Splunk, Inc.*	4,889	335,728
SS&C Technologies Holdings, Inc.*	3,600	159,336
Symantec Corp.	42,300	997,434
Synchronoss Technologies, Inc.*	1,600	49,712
Synopsys, Inc.*	9,100	369,187
Tableau Software, Inc., Class A*	933	64,312
Take-Two Interactive Software, Inc.*	5,500	95,535

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

TIBCO Software, Inc.*	9,500	$213,560
TiVo, Inc.*	7,900	103,648
Tyler Technologies, Inc.*	1,700	173,621
Ultimate Software Group, Inc.*	1,700	260,474
Verint Systems, Inc.*	3,169	136,077
VirnetX Holding Corp.*	2,700	52,407
VMware, Inc., Class A*	5,200	466,492
Workday, Inc., Class A*	30,135	2,506,027
Zynga, Inc., Class A*	38,072	144,673

		90,810,968

Total Information Technology		517,469,022

Telecommunication Services (0.3%)
Wireless Telecommunication Services (0.3%)
T-Mobile US, Inc.*	58,520	1,968,613

Total Telecommunication Services		1,968,613

Total Common Stocks (79.1%) (Cost $357,724,494)		589,099,282

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(19.5%)
iShares® North American Tech ETF	318,450	$28,539,489
Technology Select Sector SPDR® Fund	1,705,400	60,950,996
Vanguard Information Technology Index ETF	619,000	55,412,880

Total Investment Companies (19.5%) (Cost $86,560,350)		144,903,365

Total Investments (98.6%) (Cost $444,284,844)		734,002,647
Other Assets Less Liabilities (1.4%)		10,222,589

Net Assets (100%)		$744,225,236

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar,expiring 1/6/14	Barclays Bank plc	7,849	$74,532	$74,912	$(380)
Japanese Yen vs. U.S. Dollar,expiring 1/8/14	UBS AG	2,467	23,422	23,433	(11)

					$(391)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for identical securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$60,002,688	$4,815,440	$—	$64,818,128
Health Care	—	940,803	—	940,803
Industrials	3,902,716	—	—	3,902,716
Information Technology	485,711,954	31,757,068	—	517,469,022
Telecommunication Services	1,968,613	—	—	1,968,613
Investment Companies
Exchange Traded Funds (ETFs)	144,903,365	—	—	144,903,365

Total Assets	$696,489,336	$37,513,311	$—	$734,002,647

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment Type	Level 1 Quoted Prices in Active Markets for identical securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total

Liabilities:
Forward Currency Contracts	$—	$(391)	$—	$(391)

Total Liabilities	$—	$(391)	$—	$(391)

Total	$696,489,336	$37,512,920	$–	$734,002,256

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(391)
Credit contracts	Payables	—
Payables, Net Assets - Unrealized
Equity contracts	depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(391)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(23,356)	—	(23,356)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(23,356)	$—	$(23,356)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	210	—	210
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$210	$—	$210

^ This Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $73,000 for two months during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$380	$—	$—	$380
UBS AG	11	—	—	11

	$391	$—	$—	$391

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$419,354,980
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$501,569,521

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$278,720,087
Aggregate gross unrealized depreciation	(4,429,422)

Net unrealized appreciation	$274,290,665

Federal income tax cost of investments	$459,711,982

For the year ended December 31, 2013, the Portfolio incurred approximately $303 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $8,018,940, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $60,020,154 during 2013.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $444,284,844)	$734,002,647
Cash	11,244,250
Foreign cash (Cost $923,645)	917,395
Receivable for securities sold	623,741
Dividends, interest and other receivables	120,426
Receivable from Separate Accounts for Trust shares sold	113,193
Other assets	1,649

Total assets	747,023,301

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,090,769
Payable for securities purchased	760,219
Investment management fees payable	587,889
Distribution fees payable - Class B	151,336
Administrative fees payable	125,326
Trustees’ fees payable	10,888
Distribution fees payable - Class A	3,136
Unrealized depreciation on forward foreign currency contracts	391
Accrued expenses	68,111

Total liabilities	2,798,065

NET ASSETS	$744,225,236

Net assets were comprised of:
Paid in capital	$478,108,854
Accumulated undistributed net investment income (loss)	(181,220)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(23,413,801)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	289,711,403

Net assets	$744,225,236

Class A
Net asset value, offering and redemption price per share, $15,170,417 / 788,928 shares outstanding (unlimited amount authorized: $0.001 par value)	$19.23

Class B
Net asset value, offering and redemption price per share, $727,651,000 / 38,807,623 shares outstanding (unlimited amount authorized: $0.001 par value)	$18.75

Class K
Net asset value, offering and redemption price per share, $1,403,819 / 72,480 shares outstanding (unlimited amount authorized: $0.001 par value)	$19.37

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $55,109 foreign withholding tax)	$8,200,353
Interest	9,536

Total income	8,209,889

EXPENSES
Investment management fees	6,359,108
Distribution fees - Class B	1,639,029
Administrative fees	1,036,572
Custodian fees	96,399
Professional fees	86,314
Printing and mailing expenses	81,402
Distribution fees - Class A	33,397
Trustees’ fees	14,819
Miscellaneous	18,074

Gross expenses	9,365,114
Less: Waiver from investment manager	(8)
Fees paid indirectly	(67,766)

Net expenses	9,297,340

NET INVESTMENT INCOME (LOSS)	(1,087,451)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	63,597,145
Foreign currency transactions	(35,082)

Net realized gain (loss)	63,562,063

Change in unrealized appreciation (depreciation) on:
Investments	144,009,662
Foreign currency translations	(6,364)

Net change in unrealized appreciation (depreciation)	144,003,298

NET REALIZED AND UNREALIZED GAIN (LOSS)	207,565,361

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$206,477,910

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,087,451)	$(595,694)
Net realized gain (loss) on investments and foreign currency transactions	63,562,063	43,695,170
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	144,003,298	35,257,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	206,477,910	78,356,912

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 52,418 and 96,471 shares, respectively ]	827,534	1,354,037
Capital shares repurchased [ (119,627) and (219,475) shares, respectively ]	(1,928,307)	(3,096,312)

Total Class A transactions	(1,100,773)	(1,742,275)

Class B
Capital shares sold [ 4,053,036 and 6,340,123 shares, respectively ]	63,877,215	86,860,710
Capital shares repurchased [ (9,168,577) and (10,033,910) shares, respectively ]	(145,825,651)	(136,787,550)

Total Class B transactions	(81,948,436)	(49,926,840)

Class K †
Capital shares sold [ 98,361 and 5,123 shares, respectively ]	1,679,781	70,083
Capital shares repurchased [ (27,659) and (3,345) shares, respectively ]	(446,684)	(47,007)

Total Class K transactions	1,233,097	23,076

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(81,816,112)	(51,646,039)

TOTAL INCREASE (DECREASE) IN NET ASSETS	124,661,798	26,710,873
NET ASSETS:
Beginning of year	619,563,438	592,852,565

End of year (a)	$744,225,236	$619,563,438

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(181,220)	$84,456

† Class K commenced operations on August 29, 2012.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2013		2012		2011		2010		2009
Net asset value, beginning of year	$14.18		$12.50		$13.10		$11.10		$6.99

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	(0.01	)(e)	(0.03	)(e)	(0.04	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.08		1.69		(0.57)		2.04		4.12

Total from investment operations	5.05		1.68		(0.60)		2.00		4.11

Net asset value, end of year	$19.23		$14.18		$12.50		$13.10		$11.10

Total return	35.61%		13.44%		(4.58)%		18.02%		58.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,170		$12,142		$12,244		$12,776		$11,949
Ratio of expenses to average net assets:
After waivers (f)	1.40%		1.40%		1.14%		1.16%		1.19%
After waivers and fees paid indirectly (f)	1.39%		1.39%		1.13%		1.14%		1.09%
Before waivers and fees paid indirectly (f)	1.40%		1.40%		1.14%		1.16%		1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.17)%		(0.11)%		(0.27)%		(0.35)%		(0.19)%
After waivers and fees paid indirectly (f)	(0.16)%		(0.10)%		(0.26)%		(0.34)%		(0.08)%
Before waivers and fees paid indirectly (f)	(0.17)%		(0.11)%		(0.27)%		(0.35)%		(0.19)%
Portfolio turnover rate	64%		62%		78%		84%		129%

	Year Ended December 31,
Class B	2013		2012		2011		2010		2009
Net asset value, beginning of year	$13.83		$12.19		$12.81		$10.88		$6.86

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	(0.01	)(e)	(0.07	)(e)	(0.06	)(e)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.95		1.65		(0.55)		1.99		4.05

Total from investment operations	4.92		1.64		(0.62)		1.93		4.02

Net asset value, end of year	$18.75		$13.83		$12.19		$12.81		$10.88

Total return	35.57%		13.45%		(4.84)%		17.74%		58.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$727,651		$607,397		$580,608		$663,895		$602,145
Ratio of expenses to average net assets:
After waivers (f)	1.40%		1.40%		1.39%		1.41%		1.44%
After waivers and fees paid indirectly (f)	1.39%		1.39%		1.38%		1.39%		1.34%
Before waivers and fees paid indirectly (f)	1.40%		1.40%		1.39%		1.41%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.17)%		(0.10)%		(0.53)%		(0.60)%		(0.43)%
After waivers and fees paid indirectly (f)	(0.16)%		(0.09)%		(0.52)%		(0.58)%		(0.33)%
Before waivers and fees paid indirectly (f)	(0.17)%		(0.10)%		(0.53)%		(0.60)%		(0.43)%
Portfolio turnover rate	64%		62%		78%		84%		129%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31, 2013	August 29, 2012* to December 31,2012
Class K
Net asset value, beginning of period	$14.20	$14.48

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.12	(0.31)

Total from investment operations	5.17	(0.28)

Net asset value, end of period	$19.37	$14.20

Total return (b)	36.41%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,404	$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.14%
After waivers and fees paid indirectly (a)(f)	1.14%	1.13%
Before waivers and fees paid indirectly (a)(f)	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.29%	0.58%
After waivers and fees paid indirectly (a)(f)	0.30%	0.59%
Before waivers and fees paid indirectly (a)(f)	0.29%	0.58%
Portfolio turnover rate	64%	62%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	14.06%	10.37%	3.82%
Portfolio – Class K Shares**	14.36	N/A	12.14
S&P 500 Index	32.39	17.94	7.15
Barclays U.S. Aggregate Bond Index	(2.02)	4.44	4.98
MSCI EAFE Index	22.78	12.44	3.09
* Date of inception 8/31/06. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 14.06% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays U.S. Aggregate Bond Index (2.02)% and the MSCI EAFE Index 22.78%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (11.4%), large cap value stocks (10.7%), mid cap stocks (10.1%), small cap stocks (4.0%), international stocks (17.8%) and emerging market stocks (3.0%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (41.4%) and high yield bonds (1.6%).

•

In 2013, the U.S. stock market produced substantial gains, as investors contemplated the slow-but-positive economic growth trajectory and continued Federal Reserve moves to maintain the current low interest-rate environment. Non-U.S. developed world stocks also rose, primarily due to the stabilizing effects of European Central Bank supports and a moderate economic expansion in Northern Europe and Japan. U.S. fixed-income securities fell, as these same factors raised inflationary fears and expectations that the Federal Reserve’s easy-money policy may be coming to an end. In this market, the Portfolio produced positive gains, although the allocation to bonds was a drag on the U.S. and international stock holdings.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Equity 500 Index Portfolio	18.5%
Multimanager Multi-Sector Bond Portfolio	15.6
EQ/Global Multi-Sector Equity Portfolio	14.1
EQ/Core Bond Index Portfolio	13.1
EQ/Global Bond PLUS Portfolio	7.6
EQ/PIMCO Ultra Short Bond Portfolio	6.4
EQ/International ETF Portfolio	6.2
EQ/MFS International Growth Portfolio	3.5
Multimanager Mid Cap Value Portfolio	3.0
Multimanager Aggressive Equity Portfolio	3.0
EQ/Small Company Index Portfolio	2.7
Multimanager Large Cap Value Portfolio	2.2
Multimanager Mid Cap Growth Portfolio	2.1
EQ/International Equity Index Portfolio	2.0

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,091.56	$3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K
Actual	1,000.00	1,093.23	1.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	1,055,582	$10,416,005
EQ/Equity 500 Index Portfolio‡	459,041	14,783,054
EQ/Global Bond PLUS Portfolio‡	653,184	6,106,350
EQ/Global Multi-Sector Equity Portfolio‡	761,463	11,261,746
EQ/International Equity Index Portfolio‡	165,842	1,623,989
EQ/International ETF Portfolio‡	754,885	4,926,437
EQ/MFS International Growth Portfolio‡	378,428	2,791,473
EQ/PIMCO Ultra Short Bond Portfolio‡	514,390	5,090,262
EQ/Small Company Index Portfolio‡	174,780	2,144,479
Multimanager Aggressive Equity Portfolio‡	59,557	2,380,931
Multimanager Large Cap Value Portfolio‡	126,373	1,717,650
Multimanager Mid Cap Growth Portfolio*‡	166,860	$1,694,742
Multimanager Mid Cap Value Portfolio‡	177,119	2,390,056
Multimanager Multi-Sector Bond Portfolio‡	3,236,609	12,470,559

Total Investments (99.4%) (Cost $64,248,587)		79,797,733
Other Assets Less Liabilities (0.6%)		453,452

Net Assets (100%)		$80,251,185

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Core Bond Index Portfolio	$9,184,814	$3,411,195	$1,891,177	$10,416,005	$152,413	$(2,399)
EQ/Equity 500 Index Portfolio	12,895,388	1,659,690	2,832,022	14,783,054	236,276	599,076
EQ/Global Bond PLUS Portfolio	5,724,485	1,873,742	1,159,903	6,106,350	816	189,277
EQ/Global Multi-Sector Equity Portfolio	10,626,716	1,130,149	2,225,491	11,261,746	116,043	209,399
EQ/International Equity Index Portfolio	—	1,763,041	153,632	1,623,989	39,437	(835)
EQ/International ETF Portfolio	10,518,704	1,689,289	7,881,810	4,926,437	179,188	1,001,538
EQ/MFS International Growth Portfolio	—	2,963,625	153,457	2,791,473	31,709	27,652
EQ/PIMCO Ultra Short Bond Portfolio	4,685,410	1,530,799	1,088,034	5,090,262	51,121	(83)
EQ/Small Company Index Portfolio	2,361,139	407,744	1,072,944	2,144,479	24,059	327,158
Multimanager Aggressive Equity Portfolio	2,183,883	262,160	589,515	2,380,931	8,294	209,847
Multimanager Large Cap Value Portfolio	3,115,402	272,755	1,878,679	1,717,650	28,619	461,202
Multimanager Mid Cap Growth Portfolio	1,392,789	504,838	208,093	1,694,742	—	533,207
Multimanager Mid Cap Value Portfolio	2,459,992	215,955	838,640	2,390,056	13,902	161,774
Multimanager Multi-Sector Bond Portfolio	11,241,994	3,902,039	2,087,105	12,470,559	489,629	(431)

	$76,390,716	$21,587,021	$24,060,502	$79,797,733	$1,371,506	$3,716,382

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$79,797,733	$—	$79,797,733

Total Assets	$—	$79,797,733	$—	$79,797,733

Total Liabilities	$—	$—	$—	$—

Total	$—	$79,797,733	$—	$79,797,733

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$21,587,021
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$26,393,262

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,402,258
Aggregate gross unrealized depreciation	(985,322)

Net unrealized appreciation	$15,416,936

Federal income tax cost of investments	$64,380,797

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $64,248,587)	$79,797,733
Cash	525,130
Receivable from Separate Accounts for Trust shares sold	35,024
Dividends, interest and other receivables	38
Other assets	208

Total assets	80,358,133

LIABILITIES
Payable for securities purchased	17,851
Administrative fees payable	15,914
Payable to Separate Accounts for Trust shares redeemed	10,003
Distribution fees payable - Class B	7,558
Trustees’ fees payable	470
Accrued expenses	55,152

Total liabilities	106,948

NET ASSETS	$80,251,185

Net assets were comprised of:
Paid in capital	$81,693,883
Accumulated undistributed net investment income (loss)	687
Accumulated undistributed net realized gain (loss) on investments	(16,992,531)
Net unrealized appreciation (depreciation) on investments	15,549,146

Net assets	$80,251,185

Class B
Net asset value, offering and redemption price per share, $35,781,715 / 3,597,150 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.95

Class K
Net asset value, offering and redemption price per share, $44,469,470 / 4,472,686 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.94

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,371,506
Interest	480

Total income	1,371,986

EXPENSES
Administrative fees	152,198
Distribution fees - Class B	88,727
Custodian fees	87,000
Investment management fees	79,798
Professional fees	66,590
Printing and mailing expenses	13,726
Trustees’ fees	1,801
Miscellaneous	1,740

Gross expenses	491,580
Less: Waiver from investment manager	(123,469)

Net expenses	368,111

NET INVESTMENT INCOME (LOSS)	1,003,875

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	2,332,760
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,383,622

Net realized gain (loss)	3,716,382

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	5,880,498

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,596,880

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,600,755

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,003,875	$1,056,767
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	3,716,382	1,848,912
Net change in unrealized appreciation (depreciation) on investments	5,880,498	5,383,475

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,600,755	8,289,154

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(467,011)	(474,418)
Class K	(689,661)	(649,401)

	(1,156,672)	(1,123,819)

Distributions from net realized capital gains
Class B	(1,117,102)	(701,410)
Class K	(1,396,467)	(804,844)

	(2,513,569)	(1,506,254)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,670,241)	(2,630,073)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 753,816 and 653,039 shares, respectively ]	7,300,101	5,886,565
Capital shares issued in reinvestment of dividends and distributions [ 161,582 and 129,531 shares, respectively ]	1,584,113	1,175,828
Capital shares repurchased [ (1,186,989) and (1,291,083) shares, respectively ]	(11,521,104)	(11,660,297)

Total Class B transactions	(2,636,890)	(4,597,904)

Class K
Capital shares sold [ 486,430 and 295,808 shares, respectively ]	4,665,943	2,672,990
Capital shares issued in reinvestment of dividends and distributions [ 212,762 and 160,205 shares, respectively ]	2,086,128	1,454,245
Capital shares repurchased [ (770,064) and (907,023) shares, respectively ]	(7,550,934)	(8,142,636)

Total Class K transactions	(798,863)	(4,015,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,435,753)	(8,613,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,494,761	(2,954,224)
NET ASSETS:
Beginning of year	76,756,424	79,710,648

End of year (a)	$80,251,185	$76,756,424

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$687	$811

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.13	$8.51	$9.02	$8.31	$7.17

Income (loss) from investment operations:
Net investment income (loss) (x).	0.11 (e)	0.11 (e)	0.13 (e)	0.13 (e)	0.30	(e)
Net realized and unrealized gain (loss) on investments	1.16	0.81	(0.38)	0.75	1.16

Total from investment operations	1.27	0.92	(0.25)	0.88	1.46

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.14)	(0.12)	(0.31)
Distributions from net realized gains	(0.32)	(0.18)	(0.12)	(0.05)	(0.01)

Total dividends and distributions	(0.45)	(0.30)	(0.26)	(0.17)	(0.32)

Net asset value, end of year	$9.95	$9.13	$8.51	$9.02	$8.31

Total return	14.06%	10.87%	(2.74)%	10.61%	20.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$35,782	$35,308	$37,239	$42,881	$35,657
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.75%	0.72%	0.69%	0.71%	0.85	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.10%	1.17%	1.43%	1.49%	3.96%
Before waivers and reimbursements (f)(x)	0.95%	1.05%	1.34%	1.38%	3.70%
Portfolio turnover rate	27%	17%	32%	34%	24%

	Year Ended December 31,		December 1, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.12	$8.50	$8.74

Income (loss) from investment operations:
Net investment income (loss) (x)	0.13 (e)	0.13 (e)	0.22	(e)
Net realized and unrealized gain (loss) on investments	1.17	0.82	(0.23)

Total from investment operations	1.30	0.95	(0.01)

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.16)
Distributions from net realized gains	(0.32)	(0.18)	(0.07)

Total dividends and distributions	(0.48)	(0.33)	(0.23)

Net asset value, end of period	$9.94	$9.12	$8.50

Total return (b)	14.36%	11.17%	(0.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,469	$41,448	$42,472
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	0.50%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.38%	1.46%	30.30	%(l)
Before waivers and reimbursements (a)(f)(x)	1.23%	1.34%	30.18	%(l)
Portfolio turnover rate	27%	17%	32%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	19.06%	12.24%	4.18%
Portfolio – Class K Shares**	19.36	N/A	15.48
S&P 500 Index	32.39	17.94	7.15
Barclays U.S. Aggregate Bond Index	(2.02)	4.44	4.98
MSCI EAFE Index	22.78	12.44	3.09
* Date of inception 8/31/06. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 19.06% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays U.S. Aggregate Bond Index (2.02)% and the MSCI EAFE Index 22.78%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (15.9%), large cap value stocks (14.7%), mid cap stocks (12.5%), small cap stocks (6.0%), international stocks (21.2%) and emerging market stocks (3.4%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (25.4%) and high yield bonds (0.9%).

•

In 2013, the U.S. stock market produced substantial gains, as investors contemplated the slow-but-positive economic growth trajectory and continued Federal Reserve moves to maintain the current low interest-rate environment. Non-U.S. developed world stocks also rose, primarily due to the stabilizing effects of European Central Bank supports and a moderate economic expansion in Northern Europe and Japan. U.S. fixed-income securities fell, as these same factors raised inflationary fears and expectations that the Federal Reserve’s easy-money policy may be coming to an end. In this market, the Portfolio produced positive gains, although the allocation to bonds was a drag on the U.S. and international stock holdings.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Equity 500 Index Portfolio	29.4%
EQ/Global Multi-Sector Equity Portfolio	15.7
Multimanager Multi-Sector Bond Portfolio	9.2
EQ/Core Bond Index Portfolio	7.9
EQ/International ETF Portfolio	7.7
EQ/Small Company Index Portfolio	5.7
EQ/Global Bond PLUS Portfolio	4.7
EQ/MFS International Growth Portfolio	4.3
EQ/PIMCO Ultra Short Bond Portfolio	4.1
Multimanager Mid Cap Value Portfolio	3.2
Multimanager Aggressive Equity Portfolio	3.2
EQ/International Equity Index Portfolio	2.6
Multimanager Large Cap Value Portfolio	1.4
Multimanager Mid Cap Growth Portfolio	0.9

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,117.93	$3.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K
Actual	1,000.00	1,120.74	1.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	994,091	$9,809,231
EQ/Equity 500 Index Portfolio‡	1,129,654	36,379,667
EQ/Global Bond PLUS Portfolio‡	624,549	5,838,649
EQ/Global Multi-Sector Equity Portfolio‡	1,312,044	19,404,638
EQ/International Equity Index Portfolio‡	329,105	3,222,717
EQ/International ETF Portfolio‡	1,461,355	9,536,911
EQ/MFS International Growth Portfolio‡	719,609	5,308,201
EQ/PIMCO Ultra Short Bond Portfolio‡	515,056	5,096,848
EQ/Small Company Index Portfolio‡	573,317	7,034,389
Multimanager Aggressive Equity Portfolio‡	98,754	3,947,941
Multimanager Large Cap Value Portfolio‡	125,986	1,712,385

Multimanager Mid Cap Growth Portfolio*‡	110,300	$1,120,282
Multimanager Mid Cap Value Portfolio‡	299,473	4,041,105
Multimanager Multi-Sector Bond Portfolio‡	2,970,739	11,446,169

Total Investments (99.7%) (Cost $99,361,274)		123,899,133
Other Assets Less Liabilities (0.3%)		369,423

Net Assets (100%)		$124,268,556

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Core Bond Index Portfolio	$7,442,793	$3,459,858	$834,419	$9,809,231	$140,932	$31
EQ/Equity 500 Index Portfolio	27,678,550	4,673,391	4,117,485	36,379,667	570,789	75,071
EQ/Global Bond PLUS Portfolio	4,816,750	1,930,787	612,152	5,838,649	728	175,771
EQ/Global Multi-Sector Equity Portfolio	16,296,669	2,430,430	2,421,334	19,404,638	196,121	6,997
EQ/International Equity Index Portfolio	—	3,281,249	89,161	3,222,717	73,736	(584)
EQ/International ETF Portfolio	16,943,265	3,507,052	11,903,918	9,536,911	346,883	1,683,174
EQ/MFS International Growth Portfolio	—	5,427,713	89,227	5,308,201	58,217	51,332
EQ/PIMCO Ultra Short Bond Portfolio	3,886,042	1,809,722	560,432	5,096,848	49,989	21
EQ/Small Company Index Portfolio	5,832,809	1,313,007	1,572,162	7,034,389	77,193	596,658
Multimanager Aggressive Equity Portfolio	2,967,967	463,172	497,083	3,947,941	13,488	42,804
Multimanager Large Cap Value Portfolio	2,879,512	430,531	1,839,298	1,712,385	27,678	411,960
Multimanager Mid Cap Growth Portfolio	914,332	383,434	186,704	1,120,282	—	345,502
Multimanager Mid Cap Value Portfolio	3,108,544	413,243	488,627	4,041,105	23,126	48,065
Multimanager Multi-Sector Bond Portfolio	8,880,139	4,145,119	1,056,319	11,446,169	441,572	411

	$101,647,372	$33,668,708	$26,268,321	$123,899,133	$2,020,452	$3,437,213

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$123,899,133	$—	$123,899,133

Total Assets	$—	$123,899,133	$—	$123,899,133

Total Liabilities	$—	$—	$—	$—

Total	$—	$123,899,133	$—	$123,899,133

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$33,668,708
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$27,603,371

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,261,370
Aggregate gross unrealized depreciation	(2,088,194)

Net unrealized appreciation	$24,173,176

Federal income tax cost of investments	$99,725,957

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $99,361,274)	$123,899,133
Cash	535,977
Receivable from Separate Accounts for Trust shares sold	72,498
Dividends, interest and other receivables	32
Other assets	278

Total assets	124,507,918

LIABILITIES
Payable for securities purchased	142,152
Administrative fees payable	26,414
Distribution fees payable - Class B	13,044
Payable to Separate Accounts for Trust shares redeemed	1,407
Investment management fees payable	1,037
Trustees’ fees payable	643
Accrued expenses	54,665

Total liabilities	239,362

NET ASSETS	$124,268,556

Net assets were comprised of:
Paid in capital	$111,719,846
Accumulated undistributed net investment income (loss)	10,226
Accumulated undistributed net realized gain (loss) on investments	(11,999,375)
Net unrealized appreciation (depreciation) on investments	24,537,859

Net assets	$124,268,556

Class B
Net asset value, offering and redemption price per share, $62,417,752 / 5,847,960 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.67

Class K
Net asset value, offering and redemption price per share, $61,850,804 / 5,797,770 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,020,452
Interest	406

Total income	2,020,858

EXPENSES
Administrative fees	200,973
Distribution fees - Class B	143,017
Investment management fees	112,315
Custodian fees	86,700
Professional fees	66,237
Printing and mailing expenses	18,955
Trustees’ fees	2,486
Miscellaneous	1,969

Gross expenses	632,652
Less: Waiver from investment manager	(96,322)

Net expenses	536,330

NET INVESTMENT INCOME (LOSS)	1,484,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	1,335,050
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	2,102,163

Net realized gain (loss)	3,437,213

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	14,851,374

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,288,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,773,115

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,484,528	$1,428,577
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	3,437,213	1,426,174
Net change in unrealized appreciation (depreciation) on investments	14,851,374	9,432,052

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,773,115	12,286,803

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(743,590)	(699,345)
Class K	(889,157)	(790,042)

	(1,632,747)	(1,489,387)

Distributions from net realized capital gains
Class B	(1,007,362)	(679,679)
Class K	(990,921)	(613,416)

	(1,998,283)	(1,293,095)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,631,030)	(2,782,482)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,204,715 and 1,157,250 shares, respectively ]	12,058,948	10,402,734
Capital shares issued in reinvestment of dividends and distributions [ 169,134 and 151,228 shares, respectively ]	1,750,952	1,379,024
Capital shares repurchased [ (1,191,333) and (1,767,239) shares, respectively ]	(11,912,627)	(15,963,461)

Total Class B transactions	1,897,273	(4,181,703)

Class K
Capital shares sold [ 892,643 and 892,364 shares, respectively ]	8,977,192	7,878,792
Capital shares issued in reinvestment of dividends and distributions [ 181,272 and 153,767 shares, respectively ]	1,880,078	1,403,458
Capital shares repurchased [ (662,564) and (875,660) shares, respectively ]	(6,612,421)	(7,805,338)

Total Class K transactions	4,244,849	1,476,912

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,142,122	(2,704,791)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,284,207	6,799,530
NET ASSETS:
Beginning of year	101,984,349	95,184,819

End of year (a)	$124,268,556	$101,984,349

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$10,226	$44,322

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.23	$8.40	$8.92	$8.08	$6.81

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12 (e)	0.11 (e)	0.12 (e)	0.13 (e)	0.29 (e)
Net realized and unrealized gain (loss) on investments	1.63	0.96	(0.47)	0.83	1.29

Total from investment operations	1.75	1.07	(0.35)	0.96	1.58

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.12)	(0.11)	(0.29)
Distributions from net realized gains	(0.18)	(0.11)	(0.05)	(0.01)	(0.02)

Total dividends and distributions	(0.31)	(0.24)	(0.17)	(0.12)	(0.31)

Net asset value, end of year	$10.67	$9.23	$8.40	$8.92	$8.08

Total return	19.06%	12.79%	(3.88)%	11.95%	23.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$62,418	$52,292	$51,415	$53,927	$39,336
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.69%	0.67%	0.66%	0.70%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.17%	1.21%	1.32%	1.54%	3.98%
Before waivers and reimbursements (f)(x)	1.09%	1.14%	1.26%	1.44%	3.72%
Portfolio turnover rate	25%	21%	26%	24%	17%

	Year Ended December 31,		December 1, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.23	$8.39	$8.56

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15 (e)	0.14 (e)	0.20	(e)
Net realized and unrealized gain (loss) on investments	1.63	0.96	(0.21)

Total from investment operations	1.78	1.10	(0.01)

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.14)
Distributions from net realized gains	(0.18)	(0.11)	(0.02)

Total dividends and distributions	(0.34)	(0.26)	(0.16)

Net asset value, end of period	$10.67	$9.23	$8.39

Total return (b)	19.36%	13.21%	(0.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$61,851	$49,692	$43,769
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	0.44%	0.42%	0.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	1.47%	1.59%	28.40	%(l)
Before waivers and reimbursements (a)(f)(x)	1.39%	1.52%	28.31	%(l)
Portfolio turnover rate	25%	21%	26%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	22.16%	13.47%	4.39%
Portfolio – Class K Shares**	22.60	N/A	17.55
S&P 500 Index	32.39	17.94	7.15
Barclays U.S. Aggregate Bond Index	(2.02)	4.44	4.98
MSCI EAFE Index	22.78	12.44	3.09
* Date of inception 8/31/06. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 22.16% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays U.S. Aggregate Bond Index (2.02)% and the MSCI EAFE Index 22.78%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (18.0%), large cap value stocks (17.3%), mid cap stocks (13.3%), small cap stocks (7.4%), international stocks (24.0%) and emerging market stocks (3.7%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (15.7%) and high yield bonds (0.6%).

•

In 2013, the U.S. stock market produced substantial gains, as investors contemplated the slow-but-positive economic growth trajectory and continued Federal Reserve moves to maintain the current low interest-rate environment. Non-U.S. developed world stocks also rose, primarily due to the stabilizing effects of European Central Bank supports and a moderate economic expansion in Northern Europe and Japan. U.S. fixed-income securities fell, as these same factors raised inflationary fears and expectations that the Federal Reserve’s easy-money policy may be coming to an end. In this market, the Portfolio produced positive gains, although the allocation to bonds was a slight drag on the U.S. and international stock holdings.

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Equity 500 Index Portfolio	36.2%
EQ/Global Multi-Sector Equity Portfolio	17.4
EQ/International ETF Portfolio	8.8
EQ/Small Company Index Portfolio	7.9
Multimanager Multi-Sector Bond Portfolio	5.8
EQ/MFS International Growth Portfolio	4.9
EQ/Core Bond Index Portfolio	4.8
EQ/International Equity Index Portfolio	3.0
EQ/PIMCO Ultra Short Bond Portfolio	2.7
EQ/Global Bond PLUS Portfolio	2.6
Multimanager Mid Cap Value Portfolio	2.1
Multimanager Aggressive Equity Portfolio	1.8
Multimanager Mid Cap Growth Portfolio	1.0
Multimanager Large Cap Value Portfolio	1.0

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	1,000.00	1,135.08	3.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K
Actual	1,000.00	1,136.75	1.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	389,914	$3,847,490
EQ/Equity 500 Index Portfolio‡	894,681	28,812,534
EQ/Global Bond PLUS Portfolio‡	218,157	2,039,457
EQ/Global Multi-Sector Equity Portfolio‡	936,692	13,853,325
EQ/International Equity Index Portfolio‡	243,393	2,383,393
EQ/International ETF Portfolio‡	1,070,149	6,983,874
EQ/MFS International Growth Portfolio‡	526,644	3,884,790
EQ/PIMCO Ultra Short Bond Portfolio‡	214,957	2,127,152
EQ/Small Company Index Portfolio‡	512,550	6,288,792
Multimanager Aggressive Equity Portfolio‡	35,110	1,403,600
Multimanager Large Cap Value Portfolio‡	56,763	771,510

Multimanager Mid Cap Growth Portfolio*‡	78,600	$798,310
Multimanager Mid Cap Value Portfolio‡	126,457	1,706,424
Multimanager Multi-Sector Bond Portfolio‡	1,192,105	4,593,145

Total Investments (99.7%) (Cost $60,391,450)		79,493,796
Other Assets Less Liabilities (0.3%)		270,949

Net Assets (100%)		$79,764,745

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Core Bond Index Portfolio	$2,581,558	$1,626,539	$259,308	$3,847,490	$55,278	$32
EQ/Equity 500 Index Portfolio	21,749,249	3,227,331	2,639,032	28,812,534	452,055	55,780
EQ/Global Bond PLUS Portfolio	1,739,400	590,179	183,144	2,039,457	261	61,935
EQ/Global Multi-Sector Equity Portfolio	11,222,410	1,558,447	1,139,885	13,853,325	140,003	6,054
EQ/International Equity Index Portfolio	—	2,425,261	64,513	2,383,393	54,502	(307)
EQ/International ETF Portfolio	11,879,361	2,350,375	8,015,520	6,983,874	254,022	1,141,437
EQ/MFS International Growth Portfolio	—	3,971,375	64,624	3,884,790	42,588	37,609
EQ/PIMCO Ultra Short Bond Portfolio	1,370,590	964,544	191,386	2,127,152	20,847	1
EQ/Small Company Index Portfolio	4,780,337	1,451,743	1,180,171	6,288,792	69,003	545,143
Multimanager Aggressive Equity Portfolio	976,092	252,871	195,712	1,403,600	4,774	3,677
Multimanager Large Cap Value Portfolio	1,667,238	218,988	1,087,866	771,510	12,424	380,664
Multimanager Mid Cap Growth Portfolio	559,336	258,550	42,732	798,310	—	206,475
Multimanager Mid Cap Value Portfolio	1,312,603	196,240	233,913	1,706,424	9,755	18,408
Multimanager Multi-Sector Bond Portfolio	3,300,905	1,815,776	312,880	4,593,145	177,125	(30)

	$ 63,139,079	$20,908,219	$15,610,686	$79,493,796	$1,292,637	$2,456,878

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$79,493,796	$—	$79,493,796

Total Assets	$—	$79,493,796	$—	$79,493,796

Total Liabilities	$—	$—	$—	$—

Total	$—	$79,493,796	$—	$79,493,796

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$20,908,219
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$16,523,508

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,352,102
Aggregate gross unrealized depreciation	(351,595)

Net unrealized appreciation	$19,000,507

Federal income tax cost of investments	$60,493,289

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $60,391,450)	$79,493,796
Cash	442,625
Receivable from Separate Accounts for Trust shares sold	52,587
Dividends, interest and other receivables	26
Other assets	176

Total assets	79,989,210

LIABILITIES
Payable for securities purchased	129,032
Payable to Separate Accounts for Trust shares redeemed	16,775
Administrative fees payable	14,899
Distribution fees payable - Class B	11,290
Trustees’ fees payable	412
Accrued expenses	52,057

Total liabilities	224,465

NET ASSETS	$79,764,745

Net assets were comprised of:
Paid in capital	$66,252,244
Accumulated undistributed net investment income (loss)	43,043
Accumulated undistributed net realized gain (loss) on investments	(5,632,888)
Net unrealized appreciation (depreciation) on investments	19,102,346

Net assets	$79,764,745

Class B
Net asset value, offering and redemption price per share, $54,173,955 / 4,986,999 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.86

Class K
Net asset value, offering and redemption price per share, $25,590,790 / 2,356,532 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,292,637
Interest	327

Total income	1,292,964

EXPENSES
Administrative fees	140,181
Distribution fees - Class B	121,973
Custodian fees	85,899
Investment management fees	71,787
Professional fees	65,430
Printing and mailing expenses	14,811
Trustees’ fees	1,587
Distribution fees - Class A	982
Miscellaneous	1,531

Gross expenses	504,181
Less: Waiver from investment manager	(129,802)

Net expenses	374,379

NET INVESTMENT INCOME (LOSS)	918,585

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	912,822
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,544,056

Net realized gain (loss)	2,456,878

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	11,057,184

NET REALIZED AND UNREALIZED GAIN (LOSS)	13,514,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,432,647

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$918,585	$885,561
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	2,456,878	1,046,507
Net change in unrealized appreciation (depreciation) on investments	11,057,184	6,554,759

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,432,647	8,486,827

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	—	(7,725)
Class B	(634,630)	(585,374)
Class K	(362,662)	(317,617)

	(997,292)	(910,716)

Distributions from net realized capital gains
Class A	—	(8,610)
Class B	(1,005,387)	(713,166)
Class K	(471,270)	(298,398)

	(1,476,657)	(1,020,174)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,473,949)	(1,930,890)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares issued in reinvestment of dividends and distributions [ 0 and 1,806 shares, respectively ]	—	16,335
Capital shares repurchased [ (61,935) and 0 shares, respectively ]	(633,779)	—

Total Class A transactions	(633,779)	16,335

Class B
Capital shares sold [ 923,448 and 1,390,206 shares, respectively ]	9,347,335	12,339,997
Capital shares issued in reinvestment of dividends and distributions [ 156,657 and 143,579 shares, respectively ]	1,640,017	1,298,540
Capital shares repurchased [ (775,232) and (2,034,752) shares, respectively ]	(7,922,515)	(18,226,123)

Total Class B transactions	3,064,837	(4,587,586)

Class K
Capital shares sold [ 323,733 and 282,133 shares, respectively ]	3,282,998	2,512,922
Capital shares issued in reinvestment of dividends and distributions [ 79,469 and 68,012 shares, respectively ]	833,932	616,015
Capital shares repurchased [ (202,735) and (241,056) shares, respectively ]	(2,049,054)	(2,180,812)

Total Class K transactions	2,067,876	948,125

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,498,934	(3,623,126)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,457,632	2,932,811
NET ASSETS:
Beginning of year	63,307,113	60,374,302

End of year (a)	$79,764,745	$63,307,113

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$43,043	$45,554

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2013	2012	2011	2010		2009
Net asset value, beginning of year	$9.18	$8.28	$8.86	$7.97		$6.60

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12 (e)	0.11 (e)	0.12 (e)	0.12	(e)	0.27	(e)
Net realized and unrealized gain (loss) on investments	1.90	1.06	(0.53)	0.89		1.41

Total from investment operations	2.02	1.17	(0.41)	1.01		1.68

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.12)	(0.10)		(0.28)
Distributions from net realized gains	(0.21)	(0.14)	(0.05)	(0.02)		(0.03)

Total dividends and distributions	(0.34)	(0.27)	(0.17)	(0.12)		(0.31)

Net asset value, end of year	$10.86	$9.18	$8.28	$8.86		$7.97

Total return	22.16%	14.20%	(4.67)%	12.78%		25.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$54,174	$42,962	$42,928	$42,257		$27,496
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%		0.60%
Before waivers and reimbursements (f)	0.78%	0.76%	0.76%	0.85	%(c)	1.16	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.20%	1.23%	1.32%	1.48%		3.79%
Before waivers and reimbursements (f)(x)	1.02%	1.07%	1.17%	1.24%		3.22%
Portfolio turnover rate	23%	23%	18%	18%		22%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		December 1, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.17	$8.28	$8.44

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15 (e)	0.15 (e)	0.19	(e)
Net realized and unrealized gain (loss) on investments	1.91	1.03	(0.20)

Total from investment operations	2.06	1.18	(0.01)

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.14)
Distributions from net realized gains	(0.21)	(0.14)	(0.01)

Total dividends and distributions	(0.37)	(0.29)	(0.15)

Net asset value, end of period	$10.86	$9.17	$8.28

Total return (b)	22.60%	14.36%	(0.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,591	$19,777	$16,948
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	0.53%	0.51%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.48%	1.70%	27.43	%(l)
Before waivers and reimbursements (a)(f)(x)	1.30%	1.54%	27.24	%(l)
Portfolio turnover rate	23%	23%	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	25.31%	14.61%	4.45%
Portfolio – Class K Shares**	25.51	N/A	19.57
S&P 500 Index	32.39	17.94	7.15
Barclays U.S. Aggregate Bond Index	(2.02)	4.44	4.98
MSCI EAFE Index	22.78	12.44	3.09
* Date of inception 8/31/06. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 25.31% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays U.S. Aggregate Bond Index (2.02)% and the MSCI EAFE Index 22.78%, over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (19.5%), large cap value stocks (19.3%), mid cap stocks (14.6%), small cap stocks (8.5%), international stocks (27.2%) and emerging market stocks (4.1%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (6.6%) and high yield bonds (0.2%).

•

In 2013, the U.S. stock market produced substantial gains, as investors contemplated the slow-but-positive economic growth trajectory and continued Federal Reserve moves to maintain the current low interest-rate environment. Non-U.S. developed world stocks also rose, primarily due to the stabilizing effects of European Central Bank supports and a moderate economic expansion in Northern Europe and Japan. U.S. fixed-income securities fell, as these same factors raised inflationary fears and expectations that the Federal Reserve’s easy-money policy may be coming to an end. In this market, the Portfolio produced positive gains, although the allocation to bonds was a minimal drag on the U.S. and international stock holdings.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Equity 500 Index Portfolio	40.4%
EQ/Global Multi-Sector Equity Portfolio	19.0
EQ/International ETF Portfolio	10.3
EQ/Small Company Index Portfolio	9.1
EQ/MFS International Growth Portfolio	5.6
EQ/International Equity Index Portfolio	3.4
EQ/Core Bond Index Portfolio	2.7
Multimanager Mid Cap Value Portfolio	2.6
Multimanager Multi-Sector Bond Portfolio	2.3
Multimanager Large Cap Value Portfolio	1.5
EQ/PIMCO Ultra Short Bond Portfolio	1.0
Multimanager Mid Cap Growth Portfolio	0.9
Multimanager Aggressive Equity Portfolio	0.9
EQ/Global Bond PLUS Portfolio	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class B
Actual	$1,000.00	$1,151.18	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K
Actual	1,000.00	1,151.78	1.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	134,890	$1,331,031
EQ/Equity 500 Index Portfolio‡	627,613	20,211,820
EQ/Global Bond PLUS Portfolio‡	16,346	152,813
EQ/Global Multi-Sector Equity Portfolio‡	641,386	9,485,862
EQ/International Equity Index Portfolio‡	173,357	1,697,579
EQ/International ETF Portfolio‡	791,249	5,163,752
EQ/MFS International Growth Portfolio‡	379,539	2,799,673
EQ/PIMCO Ultra Short Bond Portfolio‡	53,039	524,860
EQ/Small Company Index Portfolio‡	369,605	4,534,920
Multimanager Aggressive Equity Portfolio‡	11,217	448,443
Multimanager Large Cap Value Portfolio‡	53,876	732,272

Multimanager Mid Cap Growth Portfolio*‡	47,006	$477,423
Multimanager Mid Cap Value Portfolio‡	96,638	1,304,044
Multimanager Multi-Sector Bond Portfolio‡	304,974	1,175,057

Total Investments (99.7%) (Cost $37,271,443)		50,039,549
Other Assets Less Liabilities (0.3%)		162,867

Net Assets (100%)		$50,202,416

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Core Bond Index Portfolio	$989,725	$511,858	$133,834	$1,331,031	$19,074	$92
EQ/Equity 500 Index Portfolio	14,683,094	3,335,793	2,267,880	20,211,820	316,378	15,774
EQ/Global Bond PLUS Portfolio	—	162,050	4,271	152,813	10	3,897
EQ/Global Multi-Sector Equity Portfolio	7,443,181	1,629,709	1,066,564	9,485,862	95,573	575
EQ/International Equity Index Portfolio	—	1,766,784	85,175	1,697,579	38,549	(467)
EQ/International ETF Portfolio	7,897,629	2,205,891	5,518,765	5,163,752	187,820	738,233
EQ/MFS International Growth Portfolio	—	2,901,093	85,427	2,799,673	30,566	26,574
EQ/PIMCO Ultra Short Bond Portfolio	175,961	378,984	25,623	524,860	5,127	2
EQ/Small Company Index Portfolio	3,334,333	1,079,050	765,125	4,534,920	49,649	349,070
Multimanager Aggressive Equity Portfolio	264,058	226,852	149,235	448,443	1,497	1,775
Multimanager Large Cap Value Portfolio	975,176	212,685	556,530	732,272	11,758	131,667
Multimanager Mid Cap Growth Portfolio	329,911	161,258	26,454	477,423	—	123,032
Multimanager Mid Cap Value Portfolio	923,758	156,533	106,826	1,304,044	7,455	896
Multimanager Multi-Sector Bond Portfolio	611,574	724,438	107,097	1,175,057	45,210	45

	$37,628,400	$15,452,978	$10,898,806	$50,039,549	$808,666	$1,391,165

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$50,039,549	$—	$50,039,549

Total Assets	$—	$50,039,549	$—	$50,039,549

Total Liabilities	$—	$—	$—	$—

Total	$—	$50,039,549	$—	$50,039,549

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$15,452,978
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$11,232,051

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,789,397
Aggregate gross unrealized depreciation	(78,088)

Net unrealized appreciation	$12,711,309

Federal income tax cost of investments	$37,328,240

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $37,271,443)	$50,039,549
Cash	191,455
Receivable from Separate Accounts for Trust shares sold	91,524
Dividends, interest and other receivables	12
Other assets	108

Total assets	50,322,648

LIABILITIES
Payable for securities purchased	53,161
Administrative fees payable	8,710
Distribution fees payable - Class B	8,275
Payable to Separate Accounts for Trust shares redeemed	1,089
Trustees’ fees payable	258
Accrued expenses	48,739

Total liabilities	120,232

NET ASSETS	$50,202,416

Net assets were comprised of:
Paid in capital	$40,751,126
Accumulated undistributed net investment income (loss)	13,946
Accumulated undistributed net realized gain (loss) on investments	(3,330,762)
Net unrealized appreciation (depreciation) on investments	12,768,106

Net assets	$50,202,416

Class B
Net asset value, offering and redemption price per share, $39,901,299 / 3,720,011 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.73

Class K
Net asset value, offering and redemption price per share, $10,301,117 / 960,811 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$808,666
Interest	154

Total income	808,820

EXPENSES
Administrative fees	98,475
Distribution fees - Class B	88,011
Custodian fees	75,201
Professional fees	65,879
Investment management fees	43,983
Printing and mailing expenses	7,897
Distribution fees - Class A	971
Trustees’ fees	950
Miscellaneous	1,279

Gross expenses	382,646
Less: Waiver from investment manager	(139,595)

Net expenses	243,051

NET INVESTMENT INCOME (LOSS)	565,769

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	333,245
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,057,920

Net realized gain (loss)	1,391,165

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	7,856,977

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,248,142

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,813,911

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$565,769	$540,614
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	1,391,165	625,765
Net change in unrealized appreciation (depreciation) on investments	7,856,977	3,790,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,813,911	4,956,995

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	—	(7,805)
Class B	(456,321)	(421,704)
Class K	(142,994)	(115,660)

	(599,315)	(545,169)

Distributions from net realized capital gains
Class A	—	(8,350)
Class B	(600,131)	(454,046)
Class K	(145,166)	(105,098)

	(745,297)	(567,494)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,344,612)	(1,112,663)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares issued in reinvestment of dividends and distributions [ 0 and 1,864 shares, respectively ]	—	16,155
Capital shares repurchased [ (63,191) and 0 shares, respectively ]	(630,369)	—

Total Class A transactions	(630,369)	16,155

Class B
Capital shares sold [ 867,017 and 1,024,851 shares, respectively ]	8,558,805	8,730,003
Capital shares issued in reinvestment of dividends and distributions [ 103,215 and 100,977 shares, respectively]	1,056,452	875,750
Capital shares repurchased [ (664,972) and (884,742) shares, respectively ]	(6,591,730)	(7,564,234)

Total Class B transactions	3,023,527	2,041,519

Class K
Capital shares sold [ 237,098 and 159,432 shares, respectively ]	2,376,505	1,356,049
Capital shares issued in reinvestment of dividends and distributions [ 28,015 and 25,431 shares, respectively]	288,160	220,758
Capital shares repurchased [ (103,717) and (87,639) shares, respectively ]	(1,016,330)	(756,151)

Total Class K transactions	1,648,335	820,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,041,493	2,878,330

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,510,792	6,722,662
NET ASSETS:
Beginning of year	37,691,624	30,968,962

End of year (a)	$50,202,416	$37,691,624

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$13,946	$14,109

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.81	$7.87	$8.50	$7.62	$6.20

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12 (e)	0.13 (e)	0.10 (e)	0.09 (e)	0.25	(e)
Net realized and unrealized gain (loss) on investments	2.10	1.08	(0.57)	0.92	1.47

Total from investment operations	2.22	1.21	(0.47)	1.01	1.72

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.11)	(0.09)	(0.27)
Distributions from net realized gains	(0.17)	(0.14)	(0.05)	(0.04)	(0.03)

Total dividends and distributions	(0.30)	(0.27)	(0.16)	(0.13)	(0.30)

Net asset value, end of year	$10.73	$8.81	$7.87	$8.50	$7.62

Total return	25.31%	15.34%	(5.53)%	13.31%	27.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$39,901	$30,093	$24,966	$24,047	$17,686
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.92%	0.95%	0.99%	1.09%	1.58	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.22%	1.47%	1.22%	1.21%	3.78%
Before waivers and reimbursements (f)(x)	0.91%	1.13%	0.83%	0.71%	2.78%
Portfolio turnover rate	26%	25%	13%	18%	30%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		December 1, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$8.81	$7.86	$8.01

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16 (e)	0.15 (e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	2.07	1.09	(0.18)

Total from investment operations	2.23	1.24	(0.01)

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.13)
Distributions from net realized gains	(0.17)	(0.14)	(0.01)

Total dividends and distributions	(0.32)	(0.29)	(0.14)

Net asset value, end of period	$10.72	$8.81	$7.86

Total return (b)	25.51%	15.79%	(0.12)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,301	$7,042	$5,521
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	0.67%	0.70%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.63%	1.75%	26.13	%(l)
Before waivers and reimbursements (a)(f)(x)	1.31%	1.41%	25.66	%(l)
Portfolio turnover rate	26%	25%	13%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1	Organization and Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware statutory trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with thirty-six diversified Portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). The day-to-day portfolio management of each Portfolio, other than the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio (“AXA Allocation Portfolios”), the CharterSM Fixed Income Portfolio, CharterSM Conservative Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Equity Portfolio, CharterSM International Conservative Portfolio, CharterSM International Moderate Portfolio, CharterSM International Growth Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, CharterSM Real Assets Portfolio, CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Moderate Portfolio, and CharterSM Alternative 100 Growth Portfolio (“Charter Allocation Portfolios”) and the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio and Target 2045 Allocation Portfolio (“Target Allocation Portfolios”), and an allocated portion of the Multimanager Technology Portfolio, is provided by multiple investment sub-advisers (each an “Adviser”).

On August 29, 2012, AXA Equitable contributed $10,000 in seed capital into Class K shares of each of the AXA Conservative Allocation Portfolio and the Multimanager Technology Portfolio.

On October 30, 2013, AXA Equitable contributed $4,000,000 in seed capital into Class B shares of each of the CharterSM Fixed Income Portfolio, CharterSM Conservative Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Equity Portfolio, CharterSM International Conservative Portfolio, CharterSM International Moderate Portfolio, CharterSM International Growth Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, CharterSM Real Assets Portfolio, CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Moderate Portfolio, and CharterSM Alternative 100 Growth Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with certain vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Charter Allocation Portfolios, AXA Allocation Portfolios and the Target Allocation Portfolios are types of mutual funds often described as “fund of funds”. Each AXA Allocation Portfolio and Target Allocation Portfolio pursues its investment objective by investing exclusively in other affiliated mutual funds within the Trust and EQ Advisors Trust, a separate registered investment company managed by FMG LLC. The Charter Allocation Portfolios pursue their investment objective by investing exclusively in other affiliated mutual funds managed by FMG LLC and other unaffiliated investment companies or exchange-traded funds.

All of the Portfolios, except the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios, employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or fixed-income markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust issues three classes of shares, Class A, Class B and Class K. The Class A and Class B shares are each subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, each class of shares has identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios of the Trust and to portfolios of EQ Advisors Trust.

The investment objectives of each Portfolio are as follows:

AXA Conservative Allocation Portfolio — Seeks to achieve a high level of current income.

AXA Conservative-Plus Allocation Portfolio — Seeks to achieve current income and growth of capital, with a greater emphasis on current income.

AXA Moderate Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income.

AXA Moderate-Plus Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Allocation Portfolio — Seeks to achieve long-term capital appreciation.

CharterSM Fixed Income Portfolio — Seeks a high level of current income.

CharterSM Conservative Portfolio — Seeks a high level of current income.

CharterSM Moderate Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Moderate Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Growth Portfolio — Seeks long-term capital appreciation and current income.

CharterSM Aggressive Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

CharterSM Equity Portfolio — Seeks long-term capital appreciation.

CharterSM International Conservative Portfolio — Seeks a high level of current income.

CharterSM International Moderate Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM International Growth Portfolio — Seeks long-term capital appreciation and current income.

CharterSM Income Strategies Portfolio — Seeks a high level of current income.

CharterSM Interest Rate Strategies Portfolio — Seeks to achieve long-term total return, consistent with the preservation of capital and prudent investment management.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

CharterSM Real Assets Portfolio — Seeks to achieve maximum real return.

CharterSM Alternative 100 Conservative Plus Portfolio — Seeks long-term capital appreciation.

CharterSM Alternative 100 Moderate Portfolio — Seeks long-term capital appreciation.

CharterSM Alternative 100 Growth Portfolio — Seeks long-term capital appreciation.

Multimanager Aggressive Equity Portfolio (advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of FMG LLC), ClearBridge Investments, LLC, Scotia Institutional Asset Management US, Ltd. (formerly GCIC US Ltd.), Marsico Capital Management, LLC (“Marsico”), T. Rowe Price Associates, Inc. and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. Effective September 1, 2013, AllianceBernstein no longer serves as an adviser to the Active Allocated Portion of the Portfolio.

Multimanager Core Bond Portfolio (advised by BlackRock Financial Management, Inc., Pacific Investment Management Company LLC (“PIMCO”), and SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager International Equity Portfolio (advised by BlackRock Investment Management, LLC (“BlackRock”), EARNEST Partners, LLC, J.P. Morgan Investment Management Inc., and Marsico) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Multimanager Large Cap Core Equity Portfolio (advised by AllianceBernstein, Janus Capital Management LLC, and Thornburg Investment Management, Inc.) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Multimanager Large Cap Value Portfolio (advised by AllianceBernstein, Institutional Capital LLC, and MFS Investment Management) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Multimanager Mid Cap Growth Portfolio (advised by AllianceBernstein, BlackRock, Franklin Advisers, Inc. and Wellington Management Company, LLP (“Wellington Management”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Multimanager Mid Cap Value Portfolio (advised by BlackRock, Diamond Hill Capital Management, Inc., Knightsbridge Asset Management LLC and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Multimanager Multi-Sector Bond Portfolio (advised by PIMCO, Post Advisory Group, LLC and SSgA FM) — Seeks to achieve high total return through a combination of current income and capital appreciation.

Multimanager Small Cap Growth Portfolio (advised by BlackRock, Lord Abbett, Morgan Stanley Investment Management Inc., and NorthPointe Capital, LLC) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Multimanager Small Cap Value Portfolio (advised by BlackRock, Franklin Advisory Services, LLC, Horizon Asset Management LLC and Pacific Global Investment Management Company) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Multimanager Technology Portfolio (advised by FMG LLC, Allianz Global Investors U.S. LLC, SSgA FM and Wellington Management) — Seeks to achieve long-term growth of capital.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Target 2015 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2025 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2035 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2045 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues in making evaluations.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depository Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making valuations.

During the year ended December 31, 2013, each of the Multimanager Core Bond Portfolio, Multimanager International Equity Portfolio, Multimanager Multi-Sector Bond Portfolio and Multimanager Technology Portfolio held forward foreign currency contracts to either enter into exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Investor Services Co. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2013 is included in the Portfolio of Investments.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price. Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio. Transfers into or out of Level 3 may be due to a decline or increase in market activity (e.g., frequency of trades).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on portfolio NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2013, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2013. The accrual for capital gains and repatriation taxes for securities is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs incurred during the year ended December 31, 2013 by the Portfolios shown below were:

Portfolios:	Amount
CharterSM Fixed Income	$17,579
CharterSM Conservative	17,579
CharterSM Moderate	17,579
CharterSM Moderate Growth	17,579
CharterSM Growth	17,578
CharterSM Aggressive Growth	17,717
CharterSM Equity	17,579
CharterSM International Conservative	17,579
CharterSM International Moderate	17,579
CharterSM International Growth	17,579
CharterSM Income Strategies	17,580
CharterSM Interest Rate Strategies	17,579
CharterSM Real Assets	17,579
CharterSM Alternative 100 Conservative Plus	17,578
CharterSM Alternative 100 Moderate	17,579
CharterSM Alternative 100 Growth	17,579

Offering costs are amortized by the Portfolios over a twelve-month period on a straight-line basis.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations, in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (Multimanager Core Bond declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for losses due to wash sales transactions (on all Portfolios), straddle loss deferrals (Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio and Multimanager Large Cap Value Portfolio), mark-to-market of futures contracts (Multimanager International Equity Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio) and loss deferrals due to investments in affiliated fund of fund investments (AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Moderate-Plus Allocation Portfolio, AXA Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio and Target 2045 Allocation Portfolio). In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2013 and December 31, 2012, were as follows:

	Year Ended December 31, 2013				Year Ended December 31, 2012
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Conservative Allocation	$18,270,254	$45,289,379	$205,011	$22,922,438	$21,535,657	$28,260,593	$104,917	$9,384,831
AXA Conservative-Plus Allocation	27,514,355	56,379,010	595,229	42,095,652	20,604,911	22,585,297	132,175	14,732,713
AXA Moderate Allocation	169,360,881	277,543,120	2,003,115	253,848,093	99,269,419	98,268,814	1,333,492	89,040,382
AXA Moderate-Plus Allocation	248,743,978	375,905,579	4,767,412	399,596,649	104,048,522	155,601,443	790,322	127,612,127
AXA Aggressive Allocation	94,404,107	95,566,113	1,581,492	149,692,500	31,033,744	40,227,358	584,662	45,558,105
CharterSM Fixed Income	45,191	3,835	—	—	—	—	—	—
CharterSM Conservative	49,032	13,989	—	3,692	—	—	—	—
CharterSM Moderate	50,571	13,823	—	11,497	—	—	—	—
CharterSM Moderate Growth	66,295	14,413	—	25,498	—	—	—	—
CharterSM Growth	57,484	13,539	—	26,072	—	—	—	—
CharterSM Aggressive Growth	55,632	29,641	—	13,751	—	—	—	—
CharterSM Equity	61,734	13,706	—	47,664	—	—	—	—
CharterSM International Conservative	42,859	6,447	—	—	—	—	—	—
CharterSM International Moderate	42,928	5,681	—	—	—	—	—	—
CharterSM International Growth	43,301	4,622	—	—	—	—	—	—
CharterSM Income Strategies	79,751	11,486	—	28,387	—	—	—	—
CharterSM Interest Rate Strategies	49,729	13,671	—	15,329	—	—	—	—
CharterSM Real Assets	29,039	—	—	—	—	—	—	—
CharterSM Alternative 100 Conservative Plus	62,400	12,405	—	311	—	—	—	—
CharterSM Alternative 100 Moderate	56,846	10,214	—	—	—	—	—	—
CharterSM Alternative 100 Growth	42,097	3,579	—	—	—	—	—	—
Multimanager Aggressive Equity	1,183,430	—	—	—	—	—	—	—
Multimanager Core Bond	25,012,231	529,281	8,764,758	—	107,636,612	36,992,116	1,373,747	529,281

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	Year Ended December 31, 2013				Year Ended December 31, 2012
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
Multimanager International Equity	$4,509,436	$—	$157,272	$—	$11,210,064	$—	$60,764	$—
Multimanager Large Cap Core Equity	4,938,130	—	2,347	—	5,030,420	—	817,592	—
Multimanager Large Cap Value	11,239,796	—	—	—	15,027,262	—	1,728	—
Multimanager Mid Cap Growth	5,352,941	43,523,700	536,841	2,621,951	—	—	—	—
Multimanager Mid Cap Value	1,020,709	—	—	—	2,247,068	—	—	—
Multimanager Multi-Sector Bond	18,051,766	—	387,161	—	27,813,059	—	58,921	—
Multimanager Small Cap Growth	—	—	—	—	—	—	—	—
Multimanager Small Cap Value	1,852,765	—	—	—	3,910,256	—	—	—
Multimanager Technology	—	—	—	—	—	—	—	—
Target 2015 Allocation	1,276,015	2,394,226	15,100	1,886,495	1,454,770	1,175,303	22,763	825,939
Target 2025 Allocation	1,695,211	1,935,819	117,533	2,364,562	1,715,941	1,066,541	6,371	1,113,934
Target 2035 Allocation	1,120,990	1,352,959	104,719	1,678,161	1,042,844	888,046	10,699	834,288
Target 2045 Allocation	637,225	707,387	42,314	1,118,265	593,411	519,252	982	511,742

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2013

Portfolios:	Return of Capital
CharterSM Fixed Income	$10,639
CharterSM International Conservative	10,373
CharterSM International Moderate	10,431
CharterSM International Growth	10,277
CharterSM Real Assets	15,321
CharterSM Alternative 100 Moderate	3,390
CharterSM Alternative 100 Growth	10,044

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2013 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA Conservative Allocation	$8,103,107	$(8,103,107)	$—
AXA Conservative-Plus Allocation	16,040,011	(16,040,011)	—
AXA Moderate Allocation	103,073,763	(103,073,763)	—
AXA Moderate-Plus Allocation	164,111,434	(164,111,434)	—
AXA Aggressive Allocation	63,520,693	(63,520,693)	—
CharterSM Fixed Income	8,636	(3,954)	(4,682)
CharterSM Conservative	14,113	(9,381)	(4,732)
CharterSM Moderate	16,965	(12,254)	(4,711)

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
CharterSM Moderate Growth	$23,735	$(18,914)	$(4,821)
CharterSM Growth	21,296	(16,465)	(4,831)
CharterSM Aggressive Growth	20,875	(16,153)	(4,722)
CharterSM Equity	25,332	(20,637)	(4,695)
CharterSM International Conservative	9,789	(5,129)	(4,660)
CharterSM International Moderate	8,568	(3,911)	(4,657)
CharterSM International Growth	6,897	(2,242)	(4,655)
CharterSM Income Strategies	15,478	(10,806)	(4,672)
CharterSM Interest Rate Strategies	12,463	(7,793)	(4,670)
CharterSM Real Assets	6,292	(1,652)	(4,640)
CharterSM Alternative 100 Conservative Plus	35,596	(30,917)	(4,679)
CharterSM Alternative 100 Moderate	28,686	(23,995)	(4,691)
CharterSM Alternative 100 Growth	11,466	(6,822)	(4,644)
Multimanager Aggressive Equity	(156,994)	(159,329,572)	159,486,566
Multimanager Core Bond	2,610,844	(19,429,870)	16,819,026
Multimanager International Equity	(140,666)	(39,750,764)	39,891,430
Multimanager Large Cap Core Equity	(252,237)	(34,660,026)	34,912,263
Multimanager Large Cap Value	(174,643)	(101,820,516)	101,995,159
Multimanager Mid Cap Growth	2,680,106	(96,086,830)	93,406,724
Multimanager Mid Cap Value	546,773	(73,703,758)	73,156,985
Multimanager Multi-Sector Bond	(8,331)	(13,819,473)	13,827,804
Multimanager Small Cap Growth	3,287,812	(44,775,790)	41,487,978
Multimanager Small Cap Value	240,721	(105,061,330)	104,820,609
Multimanager Technology	821,775	45,605	(867,380)
Target 2015 Allocation	152,673	(152,673)	—
Target 2025 Allocation	114,123	(114,123)	—
Target 2035 Allocation	76,196	(76,196)	—
Target 2045 Allocation	33,383	(33,383)	—

The significant permanent book and tax differences related to the adjustments above are related to net operating losses (Multimanager Small Cap Growth Portfolio), short-term capital gain distributions received from fund of fund investments (AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio, AXA Aggressive Allocation Portfolio, CharterTM Alternative 100 Conservative Plus Portfolio and CharterTM Alternative 100 Moderate Portfolio), ordinary loss netting to reduce short-term capital gains (Multimanager Mid Cap Growth Portfolio), and redemptions in-kind (Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio).

Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2013 to December 31, 2013, the Portfolios elected to defer until the first business day of 2014 for U.S. Federal income tax purposes capital and net specified losses as stated below:

Portfolios:	Specified Loss	Short-Term Capital Loss	Long-Term Capital Loss
AXA Conservative Allocation	$—	$—	$—
AXA Conservative-Plus Allocation	—	—	—
AXA Moderate Allocation	—	—	—

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Portfolios:	Specified Loss	Short-Term Capital Loss	Long-Term Capital Loss
AXA Moderate-Plus Allocation	$—	$—	$—
AXA Aggressive Allocation	—	—	—
CharterSM Fixed Income	—	7,574	—
CharterSM Conservative	—	7,100	—
CharterSM Moderate	—	7,149	—
CharterSM Moderate Growth	—	2,467	—
CharterSM Growth	—	4,329	—
CharterSM Aggressive Growth	—	5,665	—
CharterSM Equity	—	6,012	—
CharterSM International Conservative	—	11,351	—
CharterSM International Moderate	—	10,591	—
CharterSM International Growth	—	9,718	—
CharterSM Income Strategies	—	8,345	—
CharterSM Interest Rate Strategies	—	7,496	—
CharterSM Real Assets	—	16,585	—
CharterSM Alternative 100 Conservative Plus	—	2,540	—
CharterSM Alternative 100 Moderate	—	4,814	—
CharterSM Alternative 100 Growth	—	3,744	—
Multimanager Aggressive Equity	—	—	—
Multimanager Core Bond	—	—	17,755,482
Multimanager International Equity	—	—	—
Multimanager Large Cap Core Equity	—	—	—
Multimanager Large Cap Value	3,938	—	—
Multimanager Mid Cap Growth	—	—	—
Multimanager Mid Cap Value	4,479	—	—
Multimanager Multi-Sector Bond	—	601,250	—
Multimanager Small Cap Growth	7,066	—	—
Multimanager Small Cap Value	55,439	—	—
Multimanager Technology	138,243	—	—
Target 2015 Allocation	—	—	—
Target 2025 Allocation	—	—	—
Target 2035 Allocation	—	—	—
Target 2045 Allocation	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses, therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the Portfolios of Investments.

Fees Paid Indirectly:

For all Portfolios, the Board had approved the payment of certain Trust expenses using brokerage service arrangements. These payments are reflected in the Statements of Operations. Effective October 31, 2013, brokerage service arrangements were terminated for all Portfolios.

Sale-Buybacks:

The Multimanager Core Bond Portfolio and Multimanager Multi-Sector Bond Portfolio entered into financing transactions referred to as `sale-buybacks’ during the year ended December 31, 2013. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the `price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. Multimanager Core Bond had open sale-buybacks at December 31, 2013.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances where, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, a Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of a Portfolio’s securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the Multimanager Aggressive Equity Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio, and Multimanager Small Cap Value Portfolio used futures contracts during the year ended December 31, 2013 to equitize cash, or to increase or decrease the level of equity exposure during periods when market volatility differed from specific thresholds set for each Portfolio. At December 31, 2013, certain Portfolios had entered into exchange-traded long futures contracts. The market value of investments pledged and/or cash pledged to cover margin requirements can be found in the Portfolio of Investments and/or Statement of Assets and Liabilities for each Portfolio. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of a Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, the Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Options Written:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Portfolios, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Offsetting Assets and Liabilities:

During the fiscal year, the Portfolios adopted Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information will enable users of the Portfolios’ financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolios’ financial position.

For financial reporting purposes, the Portfolios do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Note 2	Management of the Trust

The Trust has entered into two separate investment management agreements (the “Management Agreements”) with FMG LLC. The Management Agreement for the Portfolios (other than the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to, among other things: (i) provide investment management services to the Trust; (ii) search for and select the Advisers for each Portfolio; (iii) monitor each Adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee each Portfolio’s compliance with investment objectives and policies as well as the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board. The Management Agreement for the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds in which to invest and the appropriate allocations for each of the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios; (iii) implement and monitor the investment programs and results; (iv) apprise the Trustees/Trust of developments materially affecting the Portfolios; (v) oversee each Portfolio’s compliance with investment objectives and policies as well as the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2013, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
CharterSM Fixed Income	0.150% of average daily net assets
CharterSM Conservative	0.150% of average daily net assets
CharterSM Moderate	0.150% of average daily net assets
CharterSM Moderate Growth	0.150% of average daily net assets
CharterSM Growth	0.150% of average daily net assets
CharterSM Aggressive Growth	0.150% of average daily net assets
CharterSM Equity	0.150% of average daily net assets
CharterSM International Conservative	0.150% of average daily net assets
CharterSM International Moderate	0.150% of average daily net assets
CharterSM International Growth	0.150% of average daily net assets
CharterSM Income Strategies	0.150% of average daily net assets
CharterSM Interest Rate Strategies	0.150% of average daily net assets
CharterSM Real Assets	0.150% of average daily net assets
CharterSM Alternative 100 Conservative Plus	0.150% of average daily net assets
CharterSM Alternative 100 Moderate	0.150% of average daily net assets
CharterSM Alternative 100 Growth	0.150% of average daily net assets
Target 2015 Allocation	0.100% of average daily net assets
Target 2025 Allocation	0.100% of average daily net assets
Target 2035 Allocation	0.100% of average daily net assets
Target 2045 Allocation	0.100% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $10 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation	0.100%	0.095%	0.090%
AXA Conservative-Plus Allocation	0.100%	0.095%	0.090%
AXA Moderate Allocation	0.100%	0.095%	0.090%
AXA Moderate-Plus Allocation	0.100%	0.095%	0.090%
AXA Aggressive Allocation	0.100%	0.095%	0.090%

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.600%	0.550%	0.525%	0.500%	0.475%
Multimanager International Equity	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Large Cap Core Equity	0.700%	0.650%	0.625%	0.600%	0.575%
Multimanager Large Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Small Cap Growth	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Small Cap Value	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

	(as a percentage of average daily net assets)
Portfolio:	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Multi-Sector Bond	0.550%	0.525%	0.500%	0.480%	0.470%

	(as a percentage of average daily net assets)
Portfolio:	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.550%	0.525%	0.500%	0.475%	0.450%

On behalf of the Trust, with the exception of the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), the Administrator provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays to FMG LLC, as Administrator, an annual fee in accordance with the following schedule:

(i) $32,500 for each AXA Allocation and Target Allocation Portfolio whose total average annual net assets are less than $5 billion; $32,500 for each Portfolio of the multi-advised Portfolios whose total average annual net assets are less than $5 billion; $32,500 for each Charter Allocation Portfolio; plus

(ii) With respect to all Portfolios except the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios (“Multimanager Portfolios”) the following annual fee is payable monthly:

0.150% of total average net assets of the Multimanager Portfolios up to and including $15 billion;

0.125% of total average net assets of the Multimanager Portfolios in excess of $15 billion and up to and including $30 billion;

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

0.100% of total average net assets of the Multimanager Portfolios in excess of $30 billion;

(iii) With respect to the AXA Allocation Portfolios and Target Allocation Portfolios:

0.150% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios up to and including $15 billion;

0.125% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios in excess of $15 billion and up to and including $20 billion;

0.100% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios in excess of $20 billion; and

To be calculated on a per portfolio basis; and

(iv) With respect to the Charter Allocation Portfolios:

0.150% of the total average net assets.

To be calculated on a per portfolio basis.

Prior to September 1, 2013, the annual fees for the AXA Allocation Portfolios and the Target Allocation Portfolios were:

(i) $32,500 for each AXA Allocation and Target Allocation Portfolio; and

(ii) With respect to the AXA Allocation Portfolios and Target Allocation Portfolios:

0.150% of total average net assets of the AXA Allocation Portfolios and Target Allocation up to and including $15 billion;

0.125% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios in excess of $15 billion and up to and including $20 billion;

0.100% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios in excess of $20 billion.

To be calculated on a per portfolio basis.

Pursuant to a sub-administration agreement with FMG LLC, the Sub-Administrator provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

JPMorgan Chase, an affiliate of J.P. Morgan Investor Services Co., serves as custodian of the Trust’s portfolio securities and other assets pursuant to a Custody Agreement. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5	Concentration of Credit Risk

At December 31, 2013, certain Portfolios maintained significant cash balances or significant foreign currency balances with JPMorgan Chase or its affiliates. The Portfolios are subject to credit

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

risk should JPMorgan Chase or its affiliates be unable to fulfill their obligations. Additionally, at December 31, 2013, certain Portfolios held significant collateral balances with Goldman Sachs. The Portfolios are subject to credit risk should JPMorgan Chase or its affiliates or Goldman Sachs be unable to fulfill their obligations.

Note 6	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors”), an indirect wholly-owned subsidiary of AXA Equitable (the “Distributor”) and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class A, Class B and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of the Class A and Class B shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to each of the Trust’s Class A and Class B shares for which it provides service.

Note 7	Expense Limitation

The Manager has contractually agreed to make payments or waive its fees to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests (except in the case of the AXA Allocation Portfolios), and extraordinary expenses) through April 30, 2014 (“Expense Limitation Agreement”). The Manager first waives its management fees, then waives its administration fees, and then reimburses a Portfolio’s expenses out of its own resources. FMG LLC may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense ratio cap. If the actual expense ratio is less than the expense cap and FMG LLC has recouped any eligible previous payments and waivers made, the Portfolio will be charged such lower expenses. The expenses as a percentage of daily average net assets (Class A and Class B shares would be 0.25% higher due to the annual fee under the Trust’s Distribution Plans) for Class K shares of each Portfolio (except the AXA Allocation Portfolios) are limited to:

Portfolios:
Multimanager Aggressive Equity	0.80%
Multimanager Core Bond	0.75%
Multimanager International Equity	1.05%
Multimanager Large Cap Core Equity	0.90%
Multimanager Large Cap Value	0.90%
Multimanager Mid Cap Growth	1.00%
Multimanager Mid Cap Value	1.00%
Multimanager Multi-Sector Bond	0.75%
Multimanager Small Cap Growth	1.05%
Multimanager Small Cap Value	1.05%
Multimanager Technology	1.15%
Target 2015 Allocation	0.35%
Target 2025 Allocation	0.35%
Target 2035 Allocation	0.35%
Target 2045 Allocation	0.35%

The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Distribution Plans) for each AXA Allocation Portfolio’s Class K shares (Class A and Class B shares would be 0.25% higher due to the annual fee under the Trust’s Distribution Plans)

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

(exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses, but inclusive of fees and expenses of other investment companies in which a Portfolio invests) are limited to:

Portfolios:
AXA Conservative Allocation	0.75%
AXA Conservative-Plus Allocation	0.85%
AXA Moderate Allocation	0.90%
AXA Moderate-Plus Allocation	0.95%
AXA Aggressive Allocation	1.00%

The expenses as a percentage of daily average net assets for each Charter Allocation Portfolio’s Class B Shares (exclusive of taxes, interest, brokerage commissions, capitalized expenses, extraordinary expenses and fees and expenses of other investment companies and exchange-traded funds in which a Portfolio invests) are limited to:

Portfolios:	Class B
CharterSM Fixed Income	0.65%
CharterSM Conservative	0.65%
CharterSM Moderate	0.65%
CharterSM Moderate Growth	0.65%
CharterSM Growth	0.65%
CharterSM Aggressive Growth	0.65%
CharterSM Equity	0.65%
CharterSM International Conservative	0.65%
CharterSM International Moderate	0.65%
CharterSM International Growth	0.65%
CharterSM Income Strategies	0.65%
CharterSM Interest Rate Strategies	0.65%
CharterSM Real Assets	0.65%
CharterSM Alternative 100 Conservative Plus	0.65%
CharterSM Alternative 100 Moderate	0.65%
CharterSM Alternative 100 Growth	0.65%

During the year ended December 31, 2013, the Manager received $1,718,197 in recoupment for all of the Portfolios within the Trust. Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2013, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2014	2015	2016	Total Eligible For Reimbursement
AXA Conservative Allocation	$2,638,624	$1,620,676	$1,557,255	$5,816,555
AXA Conservative-Plus Allocation	1,116,262	383,040	399,399	1,898,701
AXA Moderate Allocation	1,102,714	—	—	1,102,714
CharterSM Fixed Income	—	—	59,171	59,171
CharterSM Conservative	—	—	59,151	59,151
CharterSM Moderate	—	—	59,160	59,160
CharterSM Moderate Growth	—	—	59,116	59,116
CharterSM Growth	—	—	59,111	59,111
CharterSM Aggressive Growth	—	—	59,188	59,188
CharterSM Equity	—	—	59,165	59,165

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Portfolios:	2014	2015	2016	Total Eligible For Reimbursement
CharterSM International Conservative	$—	$—	$59,179	$59,179
CharterSM International Moderate	—	—	59,180	59,180
CharterSM International Growth	—	—	59,181	59,181
CharterSM Income Strategies	—	—	59,176	59,176
CharterSM Interest Rate Strategies	—	—	59,176	59,176
CharterSM Real Assets	—	—	59,188	59,188
CharterSM Alternative 100 Conservative Plus	—	—	59,172	59,172
CharterSM Alternative 100 Moderate	—	—	59,168	59,168
CharterSM Alternative 100 Growth	—	—	59,187	59,187
Multimanager International Equity	—	—	332,730	332,730
Multimanager Large Cap Core Equity	—	—	12,273	12,273
Multimanager Large Cap Value	—	—	243,290	243,290
Multimanager Mid Cap Growth	—	—	118,291	118,291
Multimanager Mid Cap Value	—	—	111,628	111,628
Multimanager Small Cap Growth	—	—	64,386	64,386
Multimanager Small Cap Value	—	—	58,759	58,759
Multimanager Technology	—	—	8	8
Target 2015 Allocation	78,302	94,504	123,469	296,275
Target 2025 Allocation	65,796	75,099	96,322	237,217
Target 2035 Allocation	98,702	105,127	129,802	333,631
Target 2045 Allocation	124,080	122,398	139,595	386,073

Prior to May 1, 2013, the following Portfolios currently subject to an expense limitation were not subject to an expense limitation: Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth, Multimanager Mid Cap Value, Multimanager Multi-Sector Bond, Multimanager Small Cap Growth, Multimanager Small Cap Value and Multimanager Technology.

Prior to May 1, 2013, the Manager voluntarily waived Investment Management fees for certain Portfolios. These amounts are as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
Multimanager International Equity	$41,715
Multimanager Large Cap Value	61,790
Multimanager Mid Cap Growth	18,602
Multimanager Mid Cap Value	1,014
Multimanager Small Cap Growth	1,460

Note 8	Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five- to twenty-year period elected by such Trustee. At December 31, 2013, the total amount deferred by the Trustees participating in the Plan was $767,657.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Note 9	Percentage of Ownership by Affiliates

At December 31, 2013, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
CharterSM Fixed Income	98.62%
CharterSM Conservative	85.14
CharterSM Moderate	90.04
CharterSM Moderate Growth	91.43
CharterSM Growth	70.15
CharterSM Aggressive Growth	96.91
CharterSM Equity	99.15
CharterSM International Conservative	99.51
CharterSM International Moderate	99.95
CharterSM International Growth	100.00
CharterSM Income Strategies	99.46
CharterSM Interest Rate Strategies	100.00
CharterSM Real Assets	100.00
CharterSM Alternative 100 Conservative Plus	96.71
CharterSM Alternative 100 Moderate	92.78
CharterSM Alternative 100 Growth	99.50

Shares of some of the Portfolios may be held by the All Asset Moderate Growth-Alt 15 Portfolio, All Asset Growth-Alt 20 Portfolio, All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio and All Asset Aggressive-Alt-75 Portfolio (collectively the “All Asset Portfolios”) of the EQ Advisors Trust, also managed by FMG LLC, and the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios. The following tables represent the percentage of ownership that the All Asset Portfolios, and each AXA Allocation Portfolio, Charter Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2013.

	All Asset Moderate Growth-Alt 15	All Asset Growth-Alt 20	All Asset Aggressive-Alt 25
Multimanager Core Bond Portfolio	0.03%	1.10%	—	%#

#	Less than 0.005%.

	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF Portfolio	—%	—%	12.29%	44.09%	17.40%
ATM International Portfolio	1.28	3.68	31.43	47.10	16.51
ATM Large Cap Portfolio	2.86	4.76	28.23	45.12	19.03
ATM Mid Cap Portfolio	2.15	5.81	29.61	43.18	19.25
ATM Small Cap Portfolio	0.30	3.39	26.04	51.81	18.46
EQ/AllianceBernstein Small Cap Growth Portfolio	0.18	1.19	11.72	19.91	5.65
EQ/AXA Franklin Small Cap Value Core Portfolio	—	0.96	13.42	26.55	11.04
EQ/BlackRock Basic Value Equity Portfolio	2.07	2.84	14.30	17.45	4.77
EQ/Boston Advisors Equity Income Portfolio	3.49	5.52	27.07	30.51	6.59

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/Core Bond Index Portfolio	5.65%	4.32%	19.68%	13.21%	1.22%
EQ/GAMCO Small Company Value Portfolio	0.36	0.76	5.67	6.58	3.91
EQ/Global Bond PLUS Portfolio	9.31	5.82	26.23	2.19	—
EQ/Global Multi-Sector Equity Portfolio	0.21	0.89	7.19	9.30	3.08
EQ/Intermediate Government Bond Portfolio	8.09	6.29	28.15	19.39	1.80
EQ/International Core PLUS Portfolio	0.23	0.63	5.36	8.43	2.77
EQ/International Equity Index Portfolio	0.03	0.19	1.01	2.92	3.39
EQ/International Value PLUS Portfolio	0.33	0.73	5.63	11.10	6.73
EQ/Large Cap Core PLUS Portfolio	0.61	1.13	6.25	8.01	2.95
EQ/Large Cap Growth Index Portfolio	0.83	1.37	6.55	14.49	9.21
EQ/Large Cap Growth PLUS Portfolio	0.60	0.99	6.70	9.06	3.26
EQ/Large Cap Value PLUS Portfolio	0.07	0.26	1.71	4.80	3.76
EQ/MFS International Growth Portfolio	1.25	3.25	25.39	33.24	14.84
EQ/PIMCO Ultra Short Bond Portfolio	11.48	8.86	40.33	26.89	2.33
Multimanager Core Bond Portfolio	6.72	5.08	22.32	15.56	1.37
Multimanager International Equity Portfolio	0.92	2.00	19.93	32.53	10.59
Multimanager Large Cap Core Equity Portfolio	3.68	4.17	19.79	47.61	19.88
Multimanager Large Cap Value Portfolio	0.32	0.81	14.98	38.76	24.67
Multimanager Mid Cap Growth Portfolio	1.36	1.88	7.47	7.64	4.93
Multimanager Mid Cap Value Portfolio	0.76	4.48	20.65	7.37	3.39
Multimanager Multi-Sector Bond Portfolio	5.19	3.83	18.03	12.56	1.12
Multimanager Small Cap Growth Portfolio	0.65	0.72	12.89	41.36	18.17
Multimanager Small Cap Value Portfolio	—	1.00	5.37	26.74	1.78

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	CharterSM Fixed Income		CharterSM Conservative		CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM Equity	CharterSM International Conservative
EQ/Energy ETF Portfolio	—%		0.16%		0.29%		0.55%		1.43%		1.59%		—%	—%
EQ/Low Volatility Global ETF Portfolio	—		0.50		0.78		0.96		1.50		1.34		2.01	1.02
AXA SmartBetaTM Equity Portfolio	—		0.24		0.37		0.46		0.71		0.63		0.95	0.48
EQ/AllianceBernstein Small Cap Growth Portfolio	—		—	#	—	#	—	#	0.01		0.01		0.01	—
EQ/BlackRock Basic Value Equity Portfolio	—		—	#	—	#	0.01		0.01		0.01		0.01	—
EQ/Boston Advisors Equity Income Portfolio	—		—		—		—		—		—		—	—
EQ/Capital Guardian Research Portfolio	—		0.03		0.04		0.06		0.09		0.08		0.12	—
EQ/Convertible Securities Portfolio	2.74		2.67		2.01		1.71		1.68		0.76		—	—
EQ/Emerging Markets Equity PLUS Portfolio	—		0.21		0.34		0.41		0.69		0.58		0.84	0.30
EQ/GAMCO Mergers and Acquisitions Portfolio	—		0.02		0.03		0.04		0.04		0.02		—	—
EQ/GAMCO Small Company Value Portfolio	—		—	#	—	#	—	#	0.01	#	—		0.01	—
EQ/Global Bond PLUS Portfolio	0.13		0.12		0.08		0.06		0.05		0.01		—	0.19
EQ/High Yield Bond Portfolio	0.31		0.34		0.23		0.17		0.15		0.04		—	—
EQ/Intermediate Government Bond Portfolio	—	#	—	#	—	#	—		—	#	—	#	—	—
EQ/International Core PLUS Portfolio	—		—	#	—	#	0.00		0.01		0.01		0.01	—	#
EQ/International Value PLUS Portfolio	—		0.01		0.01		0.01		0.02		0.01		0.02	0.01
EQ/Invesco Comstock Portfolio	—		0.08		0.12		0.16		0.25		0.21		0.31	—

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	CharterSM Fixed Income	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth		CharterSM Equity	CharterSM International Conservative
EQ/MFS International Growth Portfolio	—%	0.01%	0.01%	0.01%	0.02%	0.02%		0.02%	0.01%
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	0.01	0.01	0.01	0.02	0.02		0.03	—
EQ/Natural Resources PLUS Portfolio	—	0.04	0.09	0.15	0.38	0.43		—	—
EQ/PIMCO Global Real Return Portfolio	1.53	1.38	0.91	0.68	0.58	0.16		—	1.67
EQ/PIMCO Ultra Short Bond Portfolio	0.02	0.02	0.02	0.01	0.01	—	#	—	—
EQ/Real Estate PLUS Portfolio	—	0.08	0.19	0.31	0.68	0.66		—	0.59
EQ/T.Rowe Price Growth Stock Portfolio	—	0.01	0.01	0.02	0.03	0.02		0.03	—
EQ/Wells Fargo Omega Growth Portfolio	—	0.01	0.02	0.03	0.04	0.03		0.05	—
Multimanager Core Bond Portfolio	0.05	0.06	0.03	0.02	0.02	0.01		—	—
Multimanager Mid Cap Value Portfolio	—	0.03	0.05	0.06	0.10	0.09		0.13	—
Multimanager Multi-Sector Bond Portfolio	0.04	—	—	—	—	—		—	—

#	Less than 0.005%

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	CharterSM International Growth	CharterSM Income Strategies	CharterSM Interest Rate Strategies	CharterSM Real Assets	CharterSM Alternative 100 Conservative Plus	CharterSM Alternative 100 Moderate	CharterSM Alternative 100 Growth	CharterSM International Moderate
EQ/Energy ETF Portfolio	—%	0.89%	1.80%	3.77%	2.86%	4.75%	6.61%	—%
EQ/Low Volatility Global ETF Portfolio	2.75	—	6.96	—	—	—	—	1.81
AXA SmartBetaTM Equity Portfolio	1.30	—	—	—	—	—	—	0.86
EQ/AllianceBernstein Small Cap Growth Portfolio	—	—	—	—	—	—	—	—
EQ/BlackRock Basic Value Equity Portfolio	—	—	—	—	—	—	—	—
EQ/Boston Advisors Equity Income Portfolio	—	0.06	0.04	—	—	—	—	—
EQ/Capital Guardian Research Portfolio	—	—	—	—	—	—	—	—
EQ/Convertible Securities Portfolio	—	—	2.49	—	4.65	3.16	2.33	—
EQ/Emerging Markets Equity PLUS Portfolio	0.77	—	—	—	—	—	—	0.52
EQ/GAMCO Mergers and Acquisitions Portfolio	—	—	—	—	0.39	0.30	0.08	—
EQ/GAMCO Small Company Value Portfolio	—	—	—	—	—	—	—	—
EQ/Global Bond PLUS Portfolio	0.06	0.04	0.04	—	—	—	—	0.14
EQ/High Yield Bond Portfolio	—	0.39	0.06	—	—	—	—	—
EQ/Intermediate Government Bond Portfolio	—	—	—	—	—	—	—	—
EQ/International Core PLUS Portfolio	0.01	—	—	—	—	—	—	0.01

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	CharterSM International Growth	CharterSM Income Strategies	CharterSM Interest Rate Strategies	CharterSM Real Assets	CharterSM Alternative 100 Conservative Plus	CharterSM Alternative 100 Moderate	CharterSM Alternative 100 Growth	CharterSM International Moderate
EQ/International Value PLUS Portfolio	0.02%	—%	—%	—%	—%	—%	—%	0.01%
EQ/Invesco Comstock Portfolio	—	—	—	—	—	—	—	—
EQ/MFS International Growth Portfolio	0.02	—	—	—	—	—	—	0.01
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	—	—	—	—	—	—	—
EQ/Natural Resources PLUS Portfolio	—	0.24	0.54	1.04	0.79	1.27	1.81	—
EQ/PIMCO Global Real Return Portfolio	0.54	0.41	1.68	5.08	—	—	—	1.19
EQ/PIMCO Ultra Short Bond Portfolio	—	—	0.01	—	—	—	—	—
EQ/Real Estate PLUS Portfolio	2.35	1.18	1.12	2.31	1.49	2.15	2.68	1.16
EQ/T.Rowe Price Growth Stock Portfolio	—	—	—	—	—	—	—	—
EQ/Wells Fargo Omega Growth Portfolio	—	—	—	—	—	—	—	—
Multimanager Core Bond Portfolio	—	0.05	—	—	—	—	—	—
Multimanager Mid Cap Value Portfolio	—	—	—	—	—	—	—	—
Multimanager Multi-Sector Bond Portfolio	—	0.07	—	—	—	—	—	—

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF Portfolio	4.13%	7.99%	5.85%	4.33%
EQ/Core Bond Index Portfolio	0.13	0.12	0.05	0.02
EQ/Equity 500 Index Portfolio	0.37	0.91	0.72	0.51
EQ/Global Bond PLUS Portfolio	2.23	2.14	0.75	0.06
EQ/Global Multi-Sector Equity Portfolio	0.44	0.76	0.54	0.37
EQ/International Equity Index Portfolio	0.09	0.18	0.13	0.10
EQ/MFS International Growth Portfolio	0.21	0.41	0.30	0.22
EQ/PIMCO Ultra Short Bond Portfolio	0.23	0.23	0.10	0.02
EQ/Small Company Index Portfolio	0.20	0.67	0.60	0.43
Multimanager Aggressive Equity Portfolio	0.21	0.35	0.12	0.04
Multimanager Large Cap Value Portfolio	0.24	0.24	0.11	0.10
Multimanager Mid Cap Growth Portfolio	0.92	0.61	0.43	0.26
Multimanager Mid Cap Value Portfolio	1.01	1.71	0.72	0.55
Multimanager Multi-Sector Bond Portfolio	2.60	2.39	0.96	0.25

Note 10	Substitution, Reorganization and In-Kind Transactions

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager International Equity Portfolio (“IE”) to the EQ/International Core PLUS Portfolio (“ICP”), a portfolio of EQ Advisors Trust. On June 24, 2013, shareholders of IE redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to ICP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $43,213,095 was recognized based on the value of the securities and currency of $336,328,768 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager Large Cap Core Equity Portfolio (“LCCE”) to the EQ/Large Cap Core PLUS Portfolio (“LCCP”), a portfolio of EQ Advisors Trust. On June 24, 2013, shareholders of LCCE redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCCP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $35,136,462 was recognized based on the value of the securities and currency of $134,096,701 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from the Portfolios listed below to the AXA Tactical Manager 2000 Portfolio (“TM2000”), a portfolio of EQ Advisors Trust. On July 15, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to TM2000. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
Multimanager Small Cap Growth Portfolio	$212,972,478	$45,257,143
Multimanager Small Cap Value Portfolio	455,552,750	107,064,668

Total	$668,525,228

The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the respective Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager Aggressive Equity Portfolio (“AE”) to the EQ/Large Cap Growth PLUS Portfolio (“LCGP”), a portfolio of EQ Advisors Trust. On July 15, 2013, shareholders of AE redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCGP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $162,708,424 was recognized based on the value of the securities and currency of $544,434,083 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager Mid Cap Growth Portfolio (“MCG”) to the AXA Tactical Manager 400 Portfolio (“TM400”), a portfolio of EQ Advisors Trust. On July 22, 2013, shareholders of MCG redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to TM400. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $95,778,820 was recognized based on the value of the securities and currency of $373,484,063 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager Mid Cap Value Portfolio (“MCV”) to the EQ/Mid Cap Value PLUS Portfolio (“MCVP”), a portfolio of EQ Advisors Trust. On July 22, 2013, shareholders of MCV redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to MCVP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $75,250,186 was recognized based on the value of the securities and currency of $403,124,532 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager Core Bond Portfolio (“CB”) to the EQ/Quality Bond PLUS Portfolio (“QBP”), a portfolio of EQ Advisors Trust. On July 22, 2013, shareholders of CB redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to QBP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $17,675,873 was recognized based on the value of the securities and currency of $1,233,559,078 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager Large Cap Value Portfolio (“LCV”) to the EQ/Large Cap Value PLUS Portfolio (“LCVP”), a portfolio of EQ Advisors Trust. On July 29, 2013, shareholders of LCV redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCVP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $107,364,869 was recognized based on the value of the securities and currency of $364,189,770 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 14, 2013, the Board approved a redemption in-kind transfer from Multimanager Multi-Sector Bond Portfolio (“MSB”) to the EQ/Core Bond Index Portfolio (“CBI”), a portfolio of EQ Advisors Trust. On July 29, 2013, shareholders of MSB redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to CBI. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $13,632,691 was recognized based on the value of the securities and currency of $615,687,112 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

Note 11	Subsequent Events

The Manager evaluated subsequent events from December 31, 2013, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

At a meeting held on December 4, 2013, the Board approved an Agreement and Plan of Reorganization and Termination to reorganize three Portfolios of the Trust into three corresponding existing portfolios of EQAT as follows:

a.	Multimanager Large Cap Core Portfolio into EQ/Large Cap Core PLUS Portfolio;

b.	Multimanager Large Cap Value Portfolio into EQ/Large Cap Value PLUS Portfolio; and

c.	Multimanager International Equity Portfolio into EQ/International Core PLUS Portfolio.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

At a meeting held on December 4, 2013, the Board also approved an Agreement and Plan of Reorganization and Termination of five Portfolios of the Trust into five corresponding newly-created “shell” Portfolios of EQAT as follows:

a.	Multimanager Aggressive Equity Portfolio;

b.	Multimanager Technology Portfolio

c.	Multimanager Core Bond Portfolio;

d.	Multimanager Mid Cap Growth Portfolio; and

e.	Multimanager Mid Cap Value Portfolio.

Each of the reorganizations listed above require the approval of the shareholders of the applicable Trust Portfolio. Pending shareholder approval, it is anticipated that the reorganizations will occur on or before June 20, 2014.

On December 4, 2013, the Board also approved the conversion of each of the Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio, to a fund-of-funds (each, a “Conversion” and collectively, the “Conversions”) that will pursue its investment objective through investments in underlying proprietary and unaffiliated mutual funds (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”), similar to the Trust’s existing Charter Portfolios; and (b) a new Investment Management Agreement between the Trust, on behalf of each of the Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio, and FMG LLC. Subject to shareholder approval, the Conversions are expected to take place on or before April 30, 2014 (the “Conversion Date”). The Conversions will also result in name changes and certain other changes, including changes to the principal investment strategies and risks and fees and expenses of the Portfolios. In connection with the Conversions, and effective on the Conversion Date, each of the Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio will change its investment policy to invest at least 80% of its assets in the type of investments indicated by its name as follows:

Current Name	Current Policy	Proposed Policy for Fund-of- Funds Portfolio
Multimanager Multi-Sector Bond Portfolio	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”).	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”).

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Current Name	Current Policy	Proposed Policy for Fund-of- Funds Portfolio
Multimanager Small Cap Growth Portfolio	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies.	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies).
Multimanager Small Cap Value Portfolio	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies.	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies).

In addition, effective on or around the Conversion Date, the name of each of the Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio will be changed as follows:

Current Name	New Name for Fund-of-Funds Portfolios
Multimanager Multi-Sector Bond Portfolio	CharterSM Multi-Sector Bond Portfolio
Multimanager Small Cap Growth Portfolio	CharterSM Small Cap Growth Portfolio
Multimanager Small Cap Value Portfolio	CharterSM Small Cap Value Portfolio

FMG LLC serves as the investment manager for these Portfolios and will continue to serve as the investment manager for these Portfolios after the Conversions. However, because the Portfolios will be converted to funds-of-funds, these Portfolios will no longer be sub-advised by one or more sub-advisers and the current sub-advisers to the Portfolios will be terminated on or before the Conversion Date. FMG LLC, as investment manager, will select the underlying investment options for these Portfolios.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

At a meeting held on December 4, 2013, the Board also approved changes to the investment objectives of the Portfolios listed below in connection with a change to each such Portfolio’s principal investment strategies and risks. The investment objective changes are anticipated to take effect on or before April 30, 2014.

Current Name	Current Objective	Proposed Objective
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and managing volatility in the Portfolio	Seeks to achieve long-term growth of capital
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and managing volatility in the Portfolio	Seeks to achieve long-term growth of capital
Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and managing volatility in the Portfolio	Seeks to achieve long-term growth of capital
Multimanager Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and managing volatility in the Portfolio	Seeks to achieve long-term growth of capital
Multimanager Small Cap Value Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and managing volatility in the Portfolio	Seeks to achieve long-term growth of capital

Note 12	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight portfolios of EQ Advisors Trust, which is also managed by FMG LLC: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, plaintiff filed an amended complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, the Plaintiff voluntarily

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey by a group of plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

No portfolios within the Trust are a party to the Sivolella or Sanford Matters and any potential damages would be the responsibility of the defendants. Therefore, no liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios.

On November 1, 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and several of their respective portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

With respect to the Trust, the Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio are named as defendants in the Noteholder Suit and are also named, along with the Trust, as putative members of the proposed defendant class of

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

shareholders in the Committee’s suit (and named separately in the Committee’s suit, in the event it is not certified as a class action). The amounts paid to the Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio in connection with the public tender offers were approximately $1,768,000 and $3,359,200, respectively.

The lawsuits do not allege any misconduct by the Trust, or its portfolios. In September 2013, the United States District Court for the Southern District of New York dismissed the Noteholder and Retiree Suits for lack of standing. An appeal to this decision filed by the Noteholders and Retirees and a cross-appeal to this decision filed by the defendants are currently pending in the United States Court of Appeals for the Second Circuit. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios as the Manager believes a loss is not probable.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AXA Premier VIP Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (hereafter referred to as “financial statements”) present fairly, in all material respects, the financial position of each of the portfolios of AXA Premier VIP Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2014

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2013 (UNAUDITED)

At a meeting held on July 11-12, 2013, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) (the “Management Agreements”) and the renewal of the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

(collectively, the “AXA Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

Management Agreement with FMG LLC

Multimanager Aggressive Equity Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”) (passive portion)

Advisory Agreement with ClearBridge Investments, LLC (f/k/a ClearBridge Advisors, LLC)

Advisory Agreement with Scotia Institutional Asset Management US, Ltd (formerly, GCIC US Ltd.)

Advisory Agreement with Marsico Capital Management, LLC (“Marsico”)

Advisory Agreement with T. Rowe Price Associates, Inc.

Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with BlackRock Financial Management, Inc.

Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”)

Multimanager International Equity Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)

Advisory Agreement with EARNEST Partners, LLC

Advisory Agreement with J.P. Morgan Investment Management Inc.

Advisory Agreement with Marsico

Multimanager Large Cap Core Equity Portfolio†	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with Janus Capital Management LLC Advisory Agreement with Thornburg Investment Management, Inc.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
Multimanager Large Cap Value Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with AllianceBernstein

Advisory Agreement with Institutional Capital LLC

Advisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management)

Multimanager Mid Cap Growth Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with AllianceBernstein

Advisory Agreement with BlackRock

Advisory Agreement with Franklin Advisers, Inc.

Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

Multimanager Mid Cap Value Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Diamond Hill Capital Management, Inc.

Advisory Agreement with Knightsbridge Asset Management LLC

Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”)

Multimanager Multi-Sector Bond Portfolio†	Management Agreement with FMG LLC Advisory Agreement with PIMCO Advisory Agreement with Post Advisory Group, LLC Advisory Agreement with SSgA

Multimanager Small Cap Growth Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Lord Abbett

Advisory Agreement with Morgan Stanley Investment Management Inc.

Advisory Agreement with NorthPointe Capital, LLC

Multimanager Small Cap Value Portfolio†

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Franklin Advisory Services, LLC

Advisory Agreement with Horizon Asset Management LLC

Advisory Agreement with Pacific Global Investment Management Company

Multimanager Technology Portfolio†	Management Agreement with FMG LLC Advisory Agreement with Allianz Global Investors U.S. LLC (f/k/a RCM Capital Management LLC) Advisory Agreement with SSgA Advisory Agreement with Wellington

†	Collectively, the “Multimanager Portfolios.”

In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the relevant Advisers and, where applicable, their respective affiliates; (2) the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Adviser) on both an absolute and a relative basis; (3) the level of the Portfolio’s management fee and, where applicable, advisory fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out”

benefits to be realized by the Manager, the relevant Advisers and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the relevant Advisers and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

With respect to the Multimanager Portfolios, the Board also considered these factors in the context of the overall objectives for the Portfolios, which include, as applicable, the following: (1) to offer a broad array of investment disciplines; (2) to provide over extended market cycles performance that exceeds the performance of the relevant benchmark with lower volatility by combining different investment styles and Advisers within the same discipline; (3) to offer to investors a product that provides access to Advisers that may not otherwise be available to many of the Portfolios’ investors because of those Advisers’ minimum investment amounts; and (4) to provide active oversight of the Advisers through the Manager’s monitoring of compliance with performance, volatility and other stated objectives.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information furnished specifically in connection with the annual renewal process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services provided by the Manager, the relevant Advisers and their respective affiliates; as well as presentations made to the Board by certain Advisers throughout the year. Information furnished and discussed specifically in connection with the annual renewal process included a report prepared by Lipper, Inc. (“Lipper”), an independent organization, regarding each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Lipper report compared that Portfolio’s expenses with those of other mutual funds deemed by Lipper to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees and, where applicable, advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Lipper); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager and the relevant Advisers furnished separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers over time) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. As noted below, as a result of these extensive discussions, the Manager agreed to a revision of certain Portfolios’ administrative fee rate schedules that is expected to lower certain Portfolios’ administrative fees. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Portfolios’ Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and, where applicable, advisory fee were fair and reasonable and that the renewal of each Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information furnished, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the Manager, the relevant Advisers and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Adviser’s responsibilities with respect to each Portfolio and the Manager’s and each relevant Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios and accounts similar to the Portfolio(s) each advises.

With respect to the Manager, the Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Advisers for the Multimanager Portfolios; overseeing the Advisers’ selection of investments for the Multimanager Portfolios (or the portions thereof); making investment decisions for the Portfolios (or the portions thereof) (including the AXA Allocation Portfolios and Target Allocation Portfolios) that it manages directly; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly, as well as information regarding the backgrounds of the personnel who perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s process for managing risk.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for its allocated portion(s) of the Multimanager Portfolio(s) that it sub-advises, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for its allocated portion(s) of the Multimanager Portfolio(s) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Adviser’s process for making investment decisions for its allocated portion(s) of the Multimanager Portfolio(s) that it sub-advises, as well as information regarding the background of each of the Adviser’s portfolio managers who provide services to the Multimanager Portfolios.

The Board also considered, among other factors, periodic reports furnished to the Board regarding the services provided by the Manager, the Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to brokers affiliated with the Manager or an Adviser, the use of brokerage commission recapture arrangements to pay Portfolio expenses, and the use of “soft” commission dollars to pay for research services. In this regard, the Board also considered the Manager’s and each Adviser’s best execution trading policies, including a report by an independent portfolio trading analytical firm.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of Portfolios, Advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other developments within the mutual fund industry. The Board also considered actions taken by the Manager and the Advisers in response to recent market conditions and considered the overall performance of the Manager and the Advisers in this context.

Based on its review, the Board determined that the nature, quality and extent of the overall services provided by the Manager, each Adviser and, where applicable, their respective affiliates were appropriate for the Portfolios in light of the Portfolios’ investment objectives and, thus, supported a decision to approve the renewal of the Agreements.

Investment Performance. As discussed further below, the Board also received and reviewed information regarding each Portfolio’s short-, intermediate- and long-term performance, as applicable, on both an absolute basis and relative to (i) an appropriate broad-based securities market index (“benchmark”), (ii) a peer group of other mutual funds deemed by Lipper to be comparable to the Portfolio (“Lipper peer group”), and/or (iii) a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board. The performance information generally included, among other information, annual total returns, average annual total returns and rolling period total returns. In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance. The Board took into account that the Lipper information reflected the investment performance of Class B shares of each Portfolio. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes. The Board factored into its evaluation of each Portfolio’s performance the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Lipper remained a useful measure of comparative performance.

With respect to the benchmark performance comparisons for the AXA Allocation Portfolios, the Board considered Portfolio performance relative to (i) the Barclays Intermediate U.S. Government Bond Index (the “Government Bond Index”) for those Portfolios with the majority of their assets allocated to fixed income securities, and (ii) the S&P 500 Index for those Portfolios with the majority of their assets allocated to equity securities. With respect to the benchmark performance comparisons for each Target Allocation Portfolio, the Board considered Portfolio performance relative to the S&P 500 Index because each of these Portfolios had a majority of its assets allocated to equity securities.

AXA Allocation Portfolios

With respect to the performance of the AXA Allocation Portfolios, each of which is managed by the Manager and invests in a combination of other investment companies, the Board considered, among other things, the performance results and other information described below.

The Board considered that each Portfolio had underperformed its Lipper peer group for the one-, three-, five- and (for the AXA Moderate Allocation Portfolio) ten-year periods ended May 31, 2013. The Board also considered that (i) each of the AXA Aggressive Allocation, AXA Moderate Allocation and AXA Moderate-Plus Allocation Portfolios had underperformed the S&P 500 Index for the one-, three-, five- and (for the AXA Moderate Allocation Portfolio) ten-year periods ended May 31, 2013, and (ii) each of the AXA Conservative Allocation and AXA Conservative-Plus Allocation Portfolios had underperformed the Government Bond Index for the five-year period ended May 31, 2013, but had outperformed the Government Bond Index for the one- and three-year periods ended on that date.

The Board factored into its evaluation of each AXA Allocation Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes.

The Board and the Manager discussed the performance of each AXA Allocation Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each AXA Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

Target Allocation Portfolios

With respect to the performance of the Target Allocation Portfolios, each of which is managed by the Manager and invests in a combination of other investment companies, the Board considered, among other things, the performance results and other information described below.

The Board considered that (i) each of the Target 2015 Allocation, Target 2035 Allocation and Target 2045 Allocation Portfolios had underperformed its Lipper peer group for the one-, three- and five-year periods ended May 31, 2013, and (ii) Target 2025 Allocation Portfolio had underperformed its Lipper peer group for the three- and five-year periods ended May 31, 2013, but had outperformed its Lipper peer group for the one-year period ended on that date. The Board also considered that each Portfolio had underperformed the S&P 500 Index for the one-, three- and five-year periods ended May 31, 2013.

The Board factored into its evaluation of each Target Allocation Portfolio’s performance the limitations inherent in comparing the performance of time-weighted asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. The Board also took note of the relatively small size of each Target Allocation Portfolio and the likely impact that a Portfolio’s size has on its relative expenses and performance.

The Board and the Manager discussed the performance of each Target Allocation Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each Target Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

Multimanager Portfolios

With respect to the performance of each Multimanager Portfolio, the Board considered that these Portfolios follow an investment strategy under which each Portfolio’s assets normally are allocated among three or more investment advisers, each of which manages its portion of a Portfolio using a different but complimentary investment strategy, whereby one portion of a Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in exchange-traded funds, and the other portions of a Portfolio are actively managed by an Adviser. The Board also considered that each equity Portfolio (except the Multimanager Technology Portfolio) may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each equity Portfolio (except the Multimanager Technology Portfolio), the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers such a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more important than its performance relative to its benchmark. In addition, with respect to the Multimanager International Equity Portfolio, the Board noted that the Manager generally considers the Portfolio’s performance (especially its short-term performance) relative to its VMI-proxy to be more important than its performance relative to its VMI, and considered the Manager’s explanation that the VMI-proxy reflects more closely the Portfolio’s investments. In addition, the Board considered the performance of the allocated portions of each Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components, as well as (in the case of each equity Portfolio) a tactical volatility management component. The Board evaluated the performance of each Multimanager Portfolio in this context and considered the performance results described below, among other information:

Multimanager Aggressive Equity Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group, its benchmark, and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2013.

Multimanager Core Bond Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2013. The Board also considered that the Portfolio had outperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2013, and its performance was only slightly below that of its benchmark for the one-year period ended on that date.

Multimanager International Equity Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its Lipper peer group for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013, and had underperformed its VMI-proxy for the one-, three- and five-year periods ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

Multimanager Large Cap Core Equity Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group, its benchmark, and its VMI for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its Lipper peer group, its benchmark, and its VMI for the one-year period ended on that date.

Multimanager Large Cap Value Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group and its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013. The Board also considered that the Portfolio had underperformed its VMI for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its VMI for the one-year period ended on that date.

Multimanager Mid Cap Growth Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the three- and ten-year periods ended May 31, 2013, but had outperformed its Lipper peer group for the one- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013, and had underperformed its VMI for the one-, five- and ten-year periods ended May 31, 2013, but had outperformed its VMI for the three-year period ended on that date.

Multimanager Mid Cap Value Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group, its benchmark, and its VMI for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its Lipper peer group and its VMI, and its performance was only slightly below that of its benchmark, for the one-year period ended on that date.

Multimanager Multi-Sector Bond Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the five- and ten-year periods ended May 31, 2013, but had outperformed its benchmark for the one- and three-year periods ended on that date.

Multimanager Small Cap Growth Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its Lipper peer group for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2013.

Multimanager Small Cap Value Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its Lipper peer group for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the five- and ten-year periods ended May 31, 2013, but had outperformed its benchmark and its VMI for the one- and three-year periods ended on that date.

Multimanager Technology Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the five-year period ended May 31, 2013, but had outperformed its Lipper peer group for the one-, three- and ten-year periods ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013, its performance was only slightly below that of its benchmark for the ten-year period ended on that date.

The Board and the Manager discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI or VMI-proxy, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Advisers regarding the performance of each Multimanager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Expenses. The Board considered each Portfolio’s investment management fee and, where applicable, investment advisory fees(s), in light of the nature, quality and extent of the overall services provided by the Manager and, where applicable, the relevant Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within the Portfolio’s Lipper expense group assuming the funds were similar in size to the Portfolio, as well as the Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Lipper investment management fee analysis includes within such fee the separate administrative fees paid to FMG LLC. The Board noted that management had separately provided comparative fee information net of administrative fees. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ multiple and complex strategies like those employed by a number of the Portfolios, particularly the portfolios employing a tactical volatility management strategy. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2012, and the Lipper expense ratios were shown for Class A, Class B and Class K shares, as applicable, of the relevant Portfolio. Where contractual investment management fee comparisons were shown for Class A and/or Class B shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual investment management fee information described below reflects the comparisons for only Class A and/or Class B shares of that Portfolio. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents. In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the advisory fee(s) paid to the relevant Adviser(s) and the management fee retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Adviser(s), and the information prepared by management regarding the level of profits realized by the Manager in connection with its operation of the Portfolio.

AXA Allocation Portfolios.

The Board considered that the contractual management fee for each Portfolio was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A, Class B and Class K shares of each Portfolio were at (in the case of the Class A and Class B shares of the AXA Aggressive Allocation Portfolio) or above the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A, Class B and Class K shares of the AXA Conservative Allocation Portfolio were within five basis points of the median total expense ratios for the Portfolio’s Lipper peer group.

The Board further considered that, although the contractual management fee for each Portfolio and the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A, Class B and Class K shares of each Portfolio were at or above the medians for the Portfolio’s respective Lipper peer group, the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management fee would result in corresponding reductions in the Portfolio’s total expense ratios.

In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the AXA Conservative Allocation and AXA Conservative-Plus Allocation Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to a revision of the Portfolios’ administrative fee rate schedule that is expected to lower certain Portfolios’ administrative fees.

Based on its review, the Board determined, with respect to each AXA Allocation Portfolio, that the Manager’s management fee is fair and reasonable.

Target Allocation Portfolios.

The Board considered that the contractual management fee for each Portfolio was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A (as applicable), Class B and Class K shares of each Portfolio were above the medians for the Portfolio’s respective Lipper peer group. The Board also took note of the relatively small size of each Portfolio and the likely impact that a Portfolio’s size has on its relative expenses.

The Board further considered that, although the contractual management fee for each Portfolio and the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A (as applicable), Class B and Class K shares of each Portfolio were above the medians for the Portfolio’s respective Lipper peer group, the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to a revision of the Portfolios’ administrative fee rate schedule that is expected to lower certain Portfolios’ administrative fees.

Based on its review, the Board determined, with respect to each Target Allocation Portfolio, that the Manager’s management fee is fair and reasonable.

Multimanager Portfolios.

The Board considered that the contractual management fee for each Portfolio was above (but, for the Multimanager Aggressive Equity Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the actual expense ratios for the Class A, Class B and Class K shares of the Multimanager Aggressive Equity Portfolio were at or below the medians for the Portfolio’s Lipper peer group, and that the actual expense ratios for the Class A, Class B and Class K shares of each of the other Portfolios were above the medians for the Portfolio’s respective Lipper peer group. The Board believed, however, that the higher contractual management fees and expense ratios were consistent with the higher costs and greater complexity associated with multi-manager funds and generally with the higher median contractual management fees and expense ratios of other multi-manager funds.

The Board further considered that, although the contractual management fee for each Portfolio and the actual expense ratios for the Class A, Class B and Class K shares of each Portfolio (except the Multimanager Aggressive Equity Portfolio) were above the medians for the Portfolio’s respective Lipper peer group, the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio, the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the Multimanager International Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios and accounts advised by the Adviser.

Based on its review, the Board determined, with respect to each Multimanager Portfolio, that the Manager’s management fee is fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2012, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted rules and other regulations. In addition, the Board considered information prepared by management or from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

The Board also considered the extent to which the Manager and its affiliates derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the AXA Allocation Portfolios and the Target Allocation Portfolios invest in other (underlying) portfolios managed by the Manager and advised by Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as the depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

With respect to the Multimanager Portfolios, the Manager advised the Board that it does not regard Adviser profitability as meaningful to an evaluation of the Advisory Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends primarily upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanations in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and the fact that each Adviser’s fee is paid by the Manager and not the Portfolio. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion(s) of the Portfolio(s) it advises and each Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with certain Portfolios and their shareholders through management and/or administrative fee breakpoints so that as the Portfolios grow in size, their effective fee rates decline. The Board also noted that, although the management and administrative fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that such Portfolios’ total expense ratios do not exceed certain levels as set forth in their prospectuses. In addition, the Board considered that the Manager shares economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale, which assumes that the Portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the Manager. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early states of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that it and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. Thus, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management and administrative fee schedules at the present time.

AXA PREMIER VIP TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2013 (UNAUDITED)

At a meeting held on September 25, 2013, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved an Investment Management Agreement (the “Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) with respect to the following Portfolios:

CharterSM Fixed Income Portfolio,

CharterSM Conservative Portfolio,

CharterSM Moderate Portfolio,

CharterSM Moderate Growth Portfolio,

CharterSM Growth Portfolio,

CharterSM Aggressive Growth Portfolio,

CharterSM Equity Portfolio,

CharterSM International Conservative Portfolio,

CharterSM International Moderate Portfolio,

CharterSM International Growth Portfolio,

CharterSM Income Strategies Portfolio,

CharterSM Interest Rate Strategies Portfolio,

CharterSM Real Assets Portfolio,

CharterSM Alternative 100 Conservative Plus Portfolio,

CharterSM Alternative 100 Moderate Portfolio, and

CharterSM Alternative 100 Growth Portfolio (each a “Portfolio” and together, the “Portfolios”).

In reaching its decision to approve the Agreement with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and the Agreement, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager and its affiliates; (2) information regarding the risk/return profile of the Portfolio; (3) the level of the proposed management fee and the Portfolio’s expense ratios relative to those of comparable funds; (4) the costs of the services to be provided by, and the profits to be realized by, the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager and its affiliates (i.e., any direct or indirect benefits to be derived by the Manager and its affiliates from their relationships with the Trust). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the relevant meeting. The Board also took into account information provided to the Trustees at prior Board meetings. As applicable, the information provided to the Trustees described, among other things, the services to be provided by the Manager, as well as the Manager’s investment personnel, proposed management fees, expense ratios, risk/return profile information, expense limitation arrangements, and other matters. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Agreement and the information provided. The Independent Trustees met in advance of the meeting at which the Board approved the Agreement and in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meetings and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. Although the Board approved the Agreement for all Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the Agreement with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed management fee was fair and reasonable and that the approval of the Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreement with respect to each Portfolio.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the Manager and its affiliates. The Board considered the Manager’s responsibilities with respect to each Portfolio, and the Manager’s experience in serving as an investment manager for other portfolios of the Trust, including other portfolios which, like the Portfolios, are structured as funds-of-funds. The Board considered that the Manager would be responsible for, among other things, developing investment strategies for the Portfolios; making investment decisions for the Portfolios; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; placing all orders for the purchase or sale of investments for the Portfolios; coordinating and managing the flow of information and communications relating to the Portfolios among the applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for making investment decisions for the Portfolios, as well as information regarding the backgrounds of the personnel who would manage the Portfolios. The Board also considered that the Manager’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s process for managing risk.

The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Manager was also based, in part, on the Board’s experience and familiarity with the Manager serving as the investment manager to the other portfolios of the Trust and periodic reports provided to the Board regarding the services provided by the Manager to those other portfolios. The Board also considered the benefits that would be provided to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates would provide to the Portfolios and their shareholders.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the Manager were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreement.

Investment Performance. Because the Portfolios had not yet commenced operations, the Board did not consider any performance information for the Portfolios. However, the Board received and reviewed risk/return profile information for each Portfolio based on its investment objectives and policies and its anticipated investments and asset allocations. The Board also considered the Manager’s expertise, resources, proposed methodology and personnel for managing the Portfolios and its experience managing other portfolios of the Trust structured as funds-of-funds, including performance information with respect to those portfolios. Based on its review, the Board determined that the information presented supported a decision to approve the Agreement with respect to each Portfolio.

Expenses. The Board considered each Portfolio’s proposed management fee in light of the nature, quality and extent of the overall services to be provided by the Manager. The Board noted that the management fees were comparable to the management fees paid to the Manager for other portfolios of the Trust structured as funds-of-funds and that differences in the level of the fees reflected differences between the Portfolios and the Trust’s other funds-of-funds managed by the Manager. The Board also considered information provided by the Manager comparing the proposed management fee and expense ratios for each Portfolio to the management fee and expense ratios of comparable funds, including information compiled by Lipper, Inc. and Morningstar, Inc., both independent organizations. The Board further considered that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees to limit each Portfolio’s total expense ratios to certain levels as set forth in its prospectus. The Board considered that all fees and expenses of each Portfolio are explicitly disclosed in the Portfolio’s offering documents. Based on its review, the Board determined that the Manager’s proposed fee for each Portfolio is fair and reasonable.

Profitability and Costs. The Board also considered the anticipated level of profits to be realized by the Manager in connection with the operation of each Portfolio. The Manager represented that, as new portfolios with no prior operations, the Portfolios were not expected to be profitable to the Manager initially because of their anticipated small initial asset base. As a result, the Board did not consider the Manager’s estimated profitability to be excessive at this time, but noted that they periodically would evaluate profitability as the assets of the Portfolios increase over time.

Economies of Scale. The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed management fee schedule for the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee without any fee waiver or expense reimbursement from the Manager, and (iv) reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the portfolios and their shareholders. The Board noted that, although the management fees for the Portfolios do not include breakpoints, the Manager had agreed to assume certain expenses of each Portfolio by making payments or waiving all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratio does not exceed certain levels as set forth in the prospectus in light of the fact that each Portfolio is a new portfolio and initially would not have sufficient assets to maintain its expense ratio at a competitive level. The Board also considered the Manager’s explanation that the Portfolios were priced to scale and that the effect of this pricing strategy is that the Manager could lose money at lower Portfolio asset levels (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the early benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board also considered reinvestments in, and enhancements to, the services that the Manager has made over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Portfolios. Thus, the Board concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios once they commence operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Portfolio assets to determine whether economies of scale continued to be reflected in the Portfolio’s fee arrangements.

Fall-Out Benefits. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager would also serve as the administrator for the Portfolios and would receive compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of the Manager, serves as the underwriter for the Trust and would receive from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that the Portfolios would invest in other (underlying) portfolios managed by the Manager and advised by advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, would receive certain significant tax benefits associated with such investments as well as other potential benefits. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2013 (UNAUDITED)

At a meeting held on December 4, 2013, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved a new Investment Management Agreement (the “New Management Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) with respect to the following Portfolios:

Multimanager Multi-Sector Bond Portfolio,

Multimanager Small Cap Growth Portfolio, and

Multimanager Small Cap Value Portfolio (each a “Portfolio” and together, the “Portfolios”).

At the meeting, the Board unanimously approved the proposed conversion of each Portfolio into a fund-of-funds (each, a “Proposed Conversion”), a fund with an investment strategy of investing primarily in other mutual funds rather than investing directly in securities of individual operating companies and other issuers. The Board noted that each Portfolio currently operates as a multimanager fund by allocating its assets among three or more sub-advisers who manage their allocated portions of a Portfolio using different yet complementary investment strategies, and that each sub-adviser invests its allocated portion of a Portfolio’s assets in securities of various operating companies and other issuers according to its investment strategy. Each Proposed Conversion is subject to the approval of the shareholders of the affected Portfolio. The Board noted that, if a Portfolio’s shareholders approve its Proposed Conversion, the Portfolio will operate as a fund-of-funds and pursue its investment objective by investing primarily in shares of existing and newly-created portfolios of EQ Advisors Trust (“EQAT”), an affiliated investment company of the Trust managed by FMG LLC (each an “Underlying Portfolio” and collectively, the “Underlying Portfolios”), and may also invest in unaffiliated investment companies (“Unaffiliated Funds”), including exchange-traded funds (“Underlying ETFs”).

In connection with its consideration of the Proposed Conversions, the Board also approved the New Management Agreement, the terms of which (i) would mirror the current investment management agreement for the other portfolios of the Trust that operate as funds-of-funds in a manner similar to how the Portfolios will operate after the Proposed Conversions, (ii) would more clearly reflect the services FMG LLC would provide in managing the Portfolios as funds-of-funds rather than selecting and overseeing sub-advisers to invest the Portfolios’ assets, and (iii) would reduce the contractual management fee for the Portfolios (to reflect the different services FMG LLC would provide in managing the Portfolios as funds-of-funds). Other than these changes, all the terms of the current investment management agreement with respect to the Portfolios (the “Current Management Agreement”) will remain the same under the New Management Agreement. In this regard, the Board noted that it had most recently approved the continuation of the Current Management Agreement between FMG LLC and the Trust with respect to the Portfolios at a meeting held on July 11-12, 2013.

In reaching its decision to approve the New Management Agreement with respect to each Portfolio, the Board considered the overall fairness of the New Management Agreement and whether the New Management Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and the New Management Agreement, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager and its affiliates; (2) the investment performance of the Portfolio on both an absolute and a relative basis; (3) the level of the proposed management fee; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager and its affiliates (i.e., any direct or indirect benefits to be derived by the Manager and its affiliates from their relationships with the Trust). In considering the New Management Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager, including memoranda and other materials addressing the factors set out above, and provided to the Trustees in connection with the meeting at which the Board considered the Proposed Conversions and the New Management Agreement and at prior meetings. As applicable, the information provided to the Trustees described, among other things, the services to be provided by the Manager, as well as the Manager’s investment personnel, proposed management fees, performance information, and other matters. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the New Management Agreement and the information provided. The Independent Trustees met in advance of the meeting at which the Board approved the New Management Agreement and in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meetings and during their deliberations regarding the New Management Agreement, and also received materials discussing the legal standards applicable to their consideration of the New Management Agreement. Although the Board approved the New Management Agreement for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the New Management Agreement with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed management fee was fair and reasonable and that the approval of the New Management Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the New Management Agreement with respect to each Portfolio.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the Manager and its affiliates. The Board considered the Manager’s responsibilities with respect to each Portfolio, and the Manager’s experience in serving as an investment manager for other portfolios of the Trust, including other portfolios that are structured as funds-of-funds. In considering the Proposed Conversions, the Board recognized that the services to be performed by FMG LLC in managing the assets of the Portfolios will change as a result of the Proposed Conversions. In particular, the Board noted that FMG LLC will be responsible for allocating each Portfolio’s assets among various Underlying Portfolios, Unaffiliated Funds and Underlying ETFs (and adding new Underlying Portfolios and Underlying ETFs or replacing or eliminating existing Underlying Portfolios and Underlying ETFs), rather than selecting and overseeing sub-advisers for the Portfolios. The Board further noted that FMG LLC currently is responsible for managing the other portfolios of the Trust that operate as funds-of-funds in a manner similar to how the Portfolios will operate after the Proposed Conversions, and the Board noted its experience in overseeing FMG LLC in that capacity.

In addition, the Board considered that the Manager would be responsible for, among other things, developing investment strategies for the Portfolios; making investment decisions for the Portfolios; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; placing all orders for the purchase or sale of investments for the Portfolios; coordinating and managing the flow of information and communications relating to the Portfolios among the applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for making investment decisions for the Portfolios, as well as information regarding the backgrounds of the personnel who would manage the Portfolios. The Board also considered that the Manager’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s process for managing risk. The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Manager and, where applicable, its affiliates.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. In this regard, the Board noted that FMG LLC had informed the Board that the Proposed Conversions may result in operational and investment efficiencies that, over time, may improve the long-term viability of the Portfolios to the benefit of the Portfolios’ shareholders.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the Manager were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the New Management Agreement.

Investment Performance. The Board noted that it had reviewed, at this meeting and at prior meetings, information regarding each Portfolio’s performance as a multimanager fund. The Board also considered the Manager’s expertise, resources, proposed methodology and personnel for managing the Portfolios and its experience managing other portfolios of the Trust that are structured as funds-of-funds, including performance information with respect to those portfolios. Based on its review, the Board determined that the information presented supported a decision to approve the New Management Agreement with respect to each Portfolio.

Expenses. The Board considered each Portfolio’s proposed management fee in light of the nature, quality and extent of the overall services to be provided by the Manager. The Board noted that the management fee payable to FMG LLC by each Portfolio under the New Management Agreement will be lower than the management fee payable under the Current Management Agreement in recognition of the different services to be performed by FMG LLC in managing the Portfolios as funds-of-funds. The Board noted that the management fees were comparable to the management fees for other portfolios of the Trust structured as funds-of-funds and that differences in the level of the fees reflected differences between the Portfolios and the Trust’s other funds-of-funds managed by the Manager. The Board also considered information provided by the Manager comparing the proposed management fee rate for each Portfolio to the fee rates charged by other investment managers to manage funds-of-funds. The Board further considered that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees to limit each Portfolio’s total expense ratios to certain levels as set forth in its prospectus. The Board also noted that, in connection with the Proposed Conversions, FMG LLC proposed changes to the Portfolios’ administrative fee rate schedule and expense limitation arrangements that will align the Portfolios’ expenses with the expenses of the other portfolios of the Trust that operate as funds-of-funds in a manner similar to how the Portfolios will operate after the Proposed Conversions. The Board also considered that each Portfolio (as a fund-of-funds) would pay its pro rata share of the expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which the Portfolio invests and that the pro forma expenses of the Portfolio as a fund-of-funds (including such pro rata share of expenses) would exceed the expense ratio of the Portfolio in its current form. The Board considered that all fees and expenses of each Portfolio are explicitly disclosed in the Portfolio’s offering documents. Based on its review, the Board determined that the Manager’s proposed fee rate for each Portfolio is fair and reasonable.

Profitability and Costs. The Board noted that it had reviewed, at the meeting held on July 11-12, 2013, information about the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio as a multimanager fund. The Board also considered information provided by the Manager regarding the expected impact of the Proposed Conversions on the Manager’s profitability with respect to the Portfolios. In addition, the Board considered that the fees earned by the Manager and its affiliates as a result of the Portfolios’ operation as funds-of-funds investing in shares of Underlying Portfolios could also impact the Manager’s and its affiliates’ overall profitability. Based on its consideration of the information provided, the Board determined that the level of profits expected to be realized by the Manager from providing services to each Portfolio would not be excessive, in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed management fee schedule for the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the Manager, and (iv) reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the portfolios and their shareholders. The Board noted that, although the management fees for the Portfolios do not include breakpoints, the Manager had agreed to assume certain expenses of each Portfolio by making payments or waiving all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board also considered reinvestments in, and enhancements to, the services that the Manager has made over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Portfolios. Thus, the Board concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out Benefits. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that the Portfolios (operating as funds-of-funds) would invest in other (underlying) portfolios managed by the Manager and advised by advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios currently are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Conservative Allocation	19.64%	$91,636	$1,323,018	$45,289,379
AXA Conservative-Plus Allocation	22.57	256,919	3,725,574	56,379,010
AXA Moderate Allocation	22.33	2,114,936	30,807,036	277,543,120
AXA Moderate-Plus Allocation	23.77	3,152,529	46,159,888	375,905,579
AXA Aggressive Allocation	26.54	1,318,049	19,052,086	95,566,113
CharterSM Fixed Income	4.57	—	—	3,835
CharterSM Conservative	14.65	267	3,616	13,989
CharterSM Moderate	19.69	442	5,989	13,823
CharterSM Moderate Growth	23.37	744	10,045	14,413
CharterSM Growth	26.20	747	10,125	13,539
CharterSM Aggressive Growth	29.12	830	11,225	29,641
CharterSM Equity	34.37	1,281	17,268	13,706
CharterSM International Conservative	2.95	422	5,711	6,447
CharterSM International Moderate	5.15	730	9,897	5,681
CharterSM International Growth	7.67	1,171	15,815	4,622
CharterSM Income Strategies	18.37	—	—	11,486
CharterSM Interest Rate Strategies	27.21	—	—	13,671
CharterSM Real Assets	14.16	—	—	—
CharterSM Alternative 100 Conservative Plus	16.00	—	—	12,405
CharterSM Alternative 100 Moderate	16.83	—	—	10,214
CharterSM Alternative 100 Growth	16.12	—	—	3,579
Multimanager Aggressive Equity	100.00	—	—	—
Multimanager Core Bond	0.79	—	—	529,281
Multimanager International Equity	0.49	860,629	12,710,696	—
Multimanager Large Cap Core Equity	100.00	—	—	—
Multimanager Large Cap Value	100.00	—	—	—
Multimanager Mid Cap Growth	29.47	—	—	43,523,700
Multimanager Mid Cap Value	100.00	—	—	—
Multimanager Multi-Sector Bond	0.55	—	—	—
Multimanager Small Cap Growth	0.00	—	—	—
Multimanager Small Cap Value	100.00	—	—	—
Multimanager Technology	0.00	—	—	—
Target 2015 Allocation	31.45	18,431	259,382	2,394,226
Target 2025 Allocation	46.47	32,562	457,272	1,935,819
Target 2035 Allocation	52.44	23,557	330,625	1,352,959
Target 2045 Allocation	65.43	16,460	230,674	707,387

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (55)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	113	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (62)	Trustee	From November 2001 to present	Since 2001, President of Weichert Enterprise, LLC, a private equity investment firm.	36	From 2005 to present, director of The Jones Group, Inc.; from 2002 to 2011, director of Cinedigm Digital Cinema Corp.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	36	From 2014 to present, Lead Independent Trustee of the Westchester Event Driven Fund; from 2007 to present, Independent Lead Director of The Merger Fund; from 1998 to 2013, Chairman of Ayco Charitable Foundation.
Thomas P. Lemke c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (59)	Trustee	From January 1, 2014 to present	From 2005 to 2013, Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.	36	From January 2014 to present, Independent Trustee of the Munder Funds; from 2009 to 2013, member of Board of Directors, ICI Mutual Insurance Company
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (57)	Lead Independent Trustee	Since March 2010; Trustee from November 2001 to March 2010	From January 2014 to present, Assessor, Moraine Township (IL); from June 2006 to April 2012, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	36	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From November 2001 to present	From January 2014 to present, Provost of the Camden Campus of Rutgers University School of Law; since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	36	None

*	Affiliated with the portfolios’ investment manager and the distributor.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Steven M. Joenk — Mr. Joenk has a background in the financial services industry; senior management experience with multiple insurance companies, investment management firms and investment companies; multiple years of service as officer, Trustee and Chairman of the Trust and other registered investment companies.

Gerald C. Crotty — Mr. Crotty has a background in the financial services industry; business management experience, including chief executive and chief operating officer experience, with multiple years of service as a Trustee of the Trust and as a director of publicly-traded operating companies; multiple years of executive experience with a publicly-traded operating company and private equity investment firm; and legal and governmental experience.

Barry Hamerling — Mr. Hamerling has a background in the financial services industry; business management experience, including chief executive officer experience, with multiple years of service as a Trustee of the Trust and another registered investment company; and prior executive experience with a financial consulting firm.

Thomas P. Lemke — Mr. Lemke has a legal background and served as General Counsel in the financial services industry, experience in senior management positions with financial services firms in addition to multiple years of service with a regulatory agency.

Cynthia R. Plouché — Ms. Plouché has a background in the financial services industry; business management experience with multiple years of service as a Trustee of the Trust; and multiple years of executive experience as a chief investment officer and portfolio manager with investment management firms.

Rayman L. Solomon — Mr. Solomon has a legal and higher education background, including executive management experience as Provost and Dean of the Rutgers School of Law — Camden and Associate Dean of Northwestern University School of Law; and multiple years of service as a Trustee of the Trust.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (55)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director of AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Brian E. Walsh 525 Washington Boulevard Jersey City, New Jersey 07310 (46)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, New York 10104 (43)	Chief Compliance Officer, Vice President and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (58)	Vice President and Secretary	From November 2001 to present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, New York 10104 (39)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable;
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (52)	Vice President	From November 2001 to present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Assistant Secretary	From May 2008 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and Counsel of AXA Equitable.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Gariel Nahoum, Esq. 1290 Avenue of the Americas, New York, New York 10104 (31)	Vice President and Assistant Secretary	From September 2011 to present	From June 2012 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2011 to June 2012, Vice President and Assistant Secretary of FMG LLC; from August 2011 to present, Senior Director and Counsel of AXA Equitable; from September 2008 to August 2011, Associate, Kramer Levin Naftalis & Frankel LLP.
Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York 10104 (52)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President, AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Richard Guinnessey 1290 Avenue of the Americas New York, New York 10104 (50)	Vice President	From March 2010 to present	From June 2012 to present, Vice President of FMG LLC, from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
James Kelly 525 Washington Boulevard Jersey City, New Jersey 07310 (45)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Roselle Ibanga 525 Washington Boulevard Jersey City, New Jersey 07310 (35)	Assistant Controller	From February 2009 to present	From February 2009 to present, Director of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG.
Lisa Perrelli 525 Washington Boulevard Jersey City, New Jersey 07310 (39)	Assistant Controller	From February 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of AXA Equitable’s FMG.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (28)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (42)	Assistant Secretary	From December 2005 to present	From June 2012 to present, Assistant Vice President and Assistant Secretary of FMG LLC; from May 2011 to June 2012, Assistant Secretary of FMG LLC; from August 2001 to present, Lead Manager/Senior Legal Assistant of AXA Equitable.

*	Each officer (except Ms. Guhring) holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Gerald C. Crotty and Barry Hamerling each serve on its audit committee as an “audit committee financial expert” as defined in Item 3. Messrs. Crotty and Hamerling are each considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2013: $ 1,535,837 and fiscal year 2012: $ 827,314

(b)	Audit-Related Fees for fiscal year 2013: $ 89,451 and fiscal year 2012: $ 146,542

(c)	Tax Fees for fiscal year 2013: $ 131,868 and fiscal year 2012: $ 202,752

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2013: $ 10,000 and fiscal year 2012: $ 0

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2013: $ 5,335,430

For fiscal year 2012: $ 5,687,908

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed- End Management Investment Companies

Not applicable.

Item 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940” Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Premier VIP Trust

/s/ Steven M. Joenk
Steven M. Joenk
Chairman of the Board, Trustee,
President and Chief Executive Officer
February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chairman of the Board, Trustee,
President and Chief Executive Officer
February 28, 2014

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
February 28, 2014